UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Hope L. Brown

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

Baltimore, Maryland 21202

(Name and address of agent for service)

registrant’s telephone number, including area code:  410-986-5600

Date of fiscal year end:   April 30

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON TRUST

April 30, 2013

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Money Market Funds

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Prime Money Market Fund (“Prime Money Market Fund”)

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)

        CONTENTS

PRESIDENT’S MESSAGE

President’s Message	i

WILMINGTON FUNDS ANNUAL REPORT

Management’s Discussion of Fund Performance	1

Shareholder Expense Example	3

Portfolios of Investments	5

Notes to Portfolios of Investments	18

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	25

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	38

Board of Trustees and Trust Officers	39

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (“Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2012 through April 30, 2013. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

The U.S. economic expansion continued during the 12 months ended April 30, 2013, though its pace remained tepid. The production of goods and services grew 3.1%, 0.4%, and 2.5% faster than the rate of inflation during the third and fourth quarters of 2012 and the first quarter of 2013, respectively. U.S. consumer spending propelled the gains, though consumers were still cautious amid the long, slow recovery from the Great Recession of 2007–2009. Retail and food sales, for example, amounted to $4.94 trillion during our fiscal year, up 2.5% in real (inflation-adjusted) terms over the preceding 12-month period. The housing market continued its nascent recovery, and inflation averaged about 1.1%.

Source: Federal Reserve Bank of St. Louis, May 28, 2013

If consumers were feeling somewhat better, business managers remained wary. During the third and fourth quarters of 2012 and the first quarter of 2013, investments in U.S. plants, property, and equipment expected to last three years or more were made at lower rates than they had been made in the corresponding quarters five years earlier, as the recession was beginning. Employers likewise remained cautious in hiring. The number of U.S. private-sector workers grew in all 12 months of our fiscal year, but the rate of private-sector job growth remained slow. At the end of April, there were still 2.0 million fewer private-sector workers than there had been at the labor market’s January 2008 peak. Much of the blame for soft business enthusiasm was laid at the doorsteps of Congress and the White House. Many business leaders said lawmakers needed to make meaningful changes in U.S. tax and spending policies to shore up the nation’s finances and to clarify the legal and regulatory environment.

Despite the modest rate of expansion, the U.S. recovery looked solid in relation to economic conditions in Europe, where a recession appeared to be worsening. Greece appeared likely to remain at least a near-term participant in the continent’s common currency experiment, but Spain, Portugal and Italy all joined Greece in struggling under heavy sovereign debts. Debate about the possibility of developing common fiscal policies and banking regulations continued, and investors were soothed by the European Central Bank President’s assurance that the bank would do “whatever it takes to preserve the euro.” In China, growth appeared to slow, though it remained strong in absolute terms. On balance, the global economy appeared to be expanding at a modest rate.

The Bond Markets

The good times rolled on in the U.S. bond market during our fiscal year. The Barclays Capital U.S. Aggregate Bond Index returned 3.68%. The index tracks the overall market for taxable, investment-grade U.S. bonds and includes U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities (MBS). The gain was propelled by strong results among corporate issues (+7.49%, according to the Barclays Capital U.S. Credit Bond Index), into which investors piled as the search for investment opportunities with meaningful yields continued.

The yield of the 10-year U.S. Treasury note, against which many other interest rates are set, declined from 1.91% at the end of April 2012 to a low of 1.43% in late July 2012 before climbing to 1.67% at the end of April 2013. The net 12-month decrease of a quarter of a percentage point boosted the prices of bonds across the market.

The S&P Municipal Bond Intermediate Index1 returned 4.71%. Demand for shares of municipal bond mutual funds, which account for much of the total demand for municipal bonds, accelerated as fears of widespread municipal bankruptcies dissipated and the rates of U.S. taxation on interest, dividends, and capital gains were allowed to revert in 2013 to prior, higher levels for higher-income taxpayers. Talk of limiting the federal tax exemption on municipal bond interest income, meanwhile, continued to be just talk.

PRESIDENT’S MESSAGE / April 30, 2013

ii

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital U.S. Mortgage- Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
3.68%	2.56%	1.85%	7.49%	5.19%

The Stock Markets

Investors heard plenty about the “lost decade” of equity returns when the effects of the financial crisis were in full swing in early 2009. Commercials decrying 401(k) retirement plans as “201(k)s” promoted “gold 401(k)s” or day trading as solutions; “buy and hold,” it was said, was dead. Fast forward four years and anyone who abandoned equities may be wishing they hadn’t. The “lost decade” has turned into a pretty normal “found decade,” with a trailing 10-year total return for the S&P 500 Index of 7.88%, annualized. Granted, ten years ago we were emerging from the tech bubble; one must always be leery of the period selected in drawing conclusions from economic or investment data.

Stocks generally did very well during the 12 months ended April 30, 2013. Six broad stock market indices, which together offer a rough portrait of the world’s equity securities, returned between +3.97% and +19.39% in U.S. dollars during the fiscal year. The weakest return came from the MSCI Emerging Markets (Net) Index8 (+3.97%) and the strongest return (+19.39%) was recorded by the MSCI EAFE (Net) Index9 of developed international stock markets. In between were the returns of the Russell Top 200 Index10 (+16.30%), which tracks mega-capitalization U.S. stocks, the Russell Midcap Index11 (+19.20%) of mid-cap U.S. stocks, the Russell 2000 Index12 (+17.69%) of small-cap U.S. stocks, and the S&P 500 Index13 (+16.89%), a widely watched gauge consisting mainly of large-cap U.S. stocks.

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain stock market indices performed as follows:

S&P 500 Index[13]	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-US (Net) Index[16]
16.89%	15.39%	10.78%	14.15%

The Trust, with assets of $13.3 billion as of April 30, 2013, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Sam Guerrieri

President

May 28, 2013

April 30, 2013 / PRESIDENT’S MESSAGE

iii

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3.	Barclays Capital U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

7.	Barclays Capital Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

8.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

9.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

10.	Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

11.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

12.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

13.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The DJIA is unmanaged and investments cannot be made directly in the DJIA.

15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

16.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 45 country indices comprising 23 developed and 22 emerging market country indices.

17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

PRESIDENT’S MESSAGE / April 30, 2013

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1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

This past fiscal year saw record low interest rates, slow but steady economic growth, low inflation, additional quantitative easing from the Federal Reserve and a continuation of the search for yield by investors in this ultra-low interest rate environment. The search for yield contributed to the corporate bond market producing its second best year of outperformance as measured by excess returns for 2012.

The tepid economic recovery continued as Gross Domestic Product (“GDP”) grew at only a 1.8% rate for the year ended March 31, 2013, slightly slower than the prior year’s pace of 2.1%. Uncertainty surrounding fiscal policy, higher taxes and cuts in government spending brought on from the sequestration were some of the head-winds leading to slower growth. Consumers and business managers continue to remain cautious in their spending given these head-winds. On a positive note, the housing market is improving as evidenced by rising home prices and housing starts reaching a 5-year high.

The Federal Reserve (the “Fed”) maintained its accommodative monetary policy during the fiscal year and announced a 3rd round of quantitative easing last September that increased their monthly buying of mortgage and treasury bonds to $85 billion per month. The Fed’s goal is to keep long-term interest rates low enough to continue to aid the housing market and stimulate the economy. The Fed has stated that it will maintain its policies until the unemployment rate declines to at least 6.5% and inflation moves up to 2%. Currently, the unemployment rate is at 7.5%, down from 8.1% a year ago. Although job growth has improved, it still remains slower than during past recoveries. The slack in the overall economy coupled with lower energy prices and wage growth of only 2% has caused the Consumer Price Index (“CPI”) to decline to 1.1% for the past year. Given the Fed’s mandate to lower unemployment and allow inflation to rise, we expect the current low interest rate polices to be maintained for the foreseeable future.

The combination of low inflation, slow economic growth, the Fed’s accommodative policies and concerns over the European debt crisis caused 10-year treasury yields to decline to a record low yield of 1.38% last July. Over the past year, interest rates declined all along the yield curve. Longer-term interest rates declined more than shorter-term interest rates causing the yield curve to flatten. At April 30, the 10-year treasury yield was 1.67%, down 24 basis points from April 30, 2012.

        Source: Bloomberg, May 1, 2013

Looking forward, we expect economic growth to remain slow, inflation to remain low and the Fed to continue with its low interest rate policies. However, as the unemployment rate moves lower we do expect longer-term interest rates to slowly move higher as the Fed will look to taper its quantitative easing. Unfortunately, we do not expect the Fed to begin raising short-term interest rates for some time. While the Fed did alter its official policy stance on raising interest rates to remove its mid 2015 target, we continue to view 2015 as the most likely time frame for a move higher.

Given our outlook, we continue to maintain longer weighted average maturities for the money market funds. Despite the abatement in European financial system concerns (see the decline in Libor rates in the chart below), we remain hesitant to delve back into this sector for our funds. We continue to concentrate our focus on high quality industrial, along with select U.S., Canadian and Australian financials credits; whether taking direct exposure in the Prime Fund, or as liquidity or credit support providers in the Tax-Exempt Fund.

The Wilmington Funds have, and will continue to maintain a conservative posture for its money market fund shareholders. Preservation of principal remains our priority.

The change in key interest rates over the last twelve months is presented below.

	4/30/12	10/31/12	4/30/13
Federal Fund Target	0.00%-0.25%	0.00%-0.25%	0.00%-0.25%
3 Month LIBOR	0.466%	0.313%	0.273%
2 Year Treasury Note	0.26%	0.28%	0.21%
10 Year Treasury Note	1.91%	1.69%	1.67%

The following is a comparison of the performance of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2013:

Wilmington Prime Money Market Fund – Administrative Class	0.03%
Wilmington Prime Money Market Fund – Institutional Class	0.03%
Wilmington Prime Money Market Fund – Select Class	0.03%
Wilmington Prime Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. First Tier Institutional Average	0.06%
Lipper Money Market Funds Average	0.02%

Wilmington U.S. Government Money Market Fund – Administrative Class	0.01%
Wilmington U.S. Government Money Market Fund – Institutional Class	0.01%
Wilmington U.S. Government Money Market Fund – Select Class	0.01%
Wilmington U.S. Government Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.02%
Lipper U.S. Government Money Market Funds Average	0.01%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.01%
Wilmington U.S. Treasury Money Market Fund – Select Class	0.01%
Wilmington U.S. Treasury Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.01%
Lipper U.S. Treasury Money Market Funds Average	0.01%

Wilmington Tax-Exempt Money Market Fund – Administrative Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Select Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Tax-Free Institutional Average	0.01%
Lipper Tax-Exempt Money Market Funds	0.02%

        Source: iMoneyNet, Inc. and Lipper

ANNUAL REPORT / April 30, 2013

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2013, Wilmington Funds Management Corporation voluntarily agreed to reduce its advisory fees and/or reimburse certain of the Funds’ operating expenses, or certain “class-specific fees and expenses” to prevent the Funds’ (or a class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Basis Points (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2013 / ANNUAL REPORT

3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON PRIME MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$0.79	0.16%

Institutional Class	$1,000.00	$1,000.10	$0.79	0.16%

Select Class	$1,000.00	$1,000.10	$0.79	0.16%

Service Class	$1,000.00	$1,000.10	$0.89	0.18%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.00	$0.80	0.16%

Institutional Class	$1,000.00	$1,024.00	$0.80	0.16%

Select Class	$1,000.00	$1,024.00	$0.80	0.16%

Service Class	$1,000.00	$1,023.90	$0.90	0.18%

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$0.69	0.14%

Institutional Class	$1,000.00	$1,000.10	$0.74	0.15%

Select Class	$1,000.00	$1,000.10	$0.69	0.14%

Service Class	$1,000.00	$1,000.10	$0.69	0.14%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.10	$0.70	0.14%

Institutional Class	$1,000.00	$1,024.05	$0.75	0.15%

Select Class	$1,000.00	$1,024.10	$0.70	0.14%

Service Class	$1,000.00	$1,024.10	$0.70	0.14%

ANNUAL REPORT / April 30, 2013

4

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.00	$0.69	0.14%

Select Class	$1,000.00	$1,000.00	$0.64	0.13%

Service Class	$1,000.00	$1,000.00	$0.69	0.14%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.10	$0.70	0.14%

Select Class	$1,000.00	$1,024.15	$0.65	0.13%

Service Class	$1,000.00	$1,024.10	$0.70	0.14%

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.00	$0.69	0.14%

Select Class	$1,000.00	$1,000.00	$0.69	0.14%

Service Class	$1,000.00	$1,000.00	$0.69	0.14%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.10	$0.70	0.14%

Select Class	$1,000.00	$1,024.10	$0.70	0.14%

Service Class	$1,000.00	$1,024.10	$0.70	0.14%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2013 / ANNUAL REPORT

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Prime Money Market Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentages of Total Net Assets
Other Commercial Paper	30.8%
Municipal Notes & Bonds	20.3%
Financial Company Commercial Paper	10.3%
Asset-Backed Commercial Paper	9.6%
Certificate of Deposit	8.0%
U.S. Government Agency Obligations	6.2%
Municipal Commercial Paper	5.9%
U.S. Treasury Obligations	4.9%
Repurchase Agreements	4.0%
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

ASSET-BACKED COMMERCIAL PAPER – 9.6%♦
Chariot Funding LLC

0.30%, 7/09/13●Ω	$50,000,000	$49,971,250

0.32%, 5/16/13●Ω	50,000,000	49,993,333

MetLife Short Term Fund LLC

0.17%, 8/01/13●Ω	50,000,000	49,978,278

0.19%, 7/08/13●Ω	35,000,000	34,987,439

Old Line Funding LLC,
0.25%, 10/03/13●Ω	50,000,000	49,946,181

Straight-A Funding LLC

0.18%, 6/04/13	52,048,000	52,039,152

0.18%, 6/05/13	25,013,000	25,008,623

Thunder Bay Funding LLC,
0.25%, 10/02/13●Ω	50,000,000	49,946,528

TOTAL ASSET-BACKED COMMERCIAL PAPER (COST $361,870,784)		$361,870,784

Description	Par Value	Value

CERTIFICATE OF DEPOSIT – 8.0%

Bank of Montreal, CHl,
0.20%, 5/17/13	$100,000,000	$100,000,000

Bank of Nova Scotia, HOU

0.23%, 7/16/13	50,000,000	50,000,000

0.23%, 9/11/13	50,000,000	50,000,000

Toronto Dominion Bank, NY,
0.22%, 8/12/13	100,000,000	100,000,000

TOTAL CERTIFICATE OF DEPOSIT (COST $300,000,000)		$300,000,000

FINANCIAL COMPANY COMMERCIAL PAPER – 10.3%♦

Australia & New Zealand Banking Group Ltd.,
0.18%, 6/21/13●Ω	100,000,000	99,974,500

Commonwealth Bank of Australia

0.18%, 5/21/13●Ω	50,000,000	49,995,000

0.18%, 7/03/13●Ω	37,000,000	36,988,345

JP Morgan Chase & Co.

0.30%, 8/06/13	50,000,000	49,959,583

ANNUAL REPORT / April 30, 2013

6	PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value
0.35%, 2/03/14●Ω	$50,000,000	$49,864,861

National Australia Funding, Delaware, Inc., 0.18%, 5/06/13●Ω	100,000,000	99,997,569

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER (COST $386,779,858)		$386,779,858

MUNICIPAL COMMERCIAL PAPER – 5.9%♦

Alaska Housing Finance Corp., 0.18%, 5/01/13	71,300,000	71,300,000

Catholic Health Initiatives, 0.20%, 5/07/13	48,500,000	48,498,383

Houston Texas Utility, (Series B-1), 0.15%, 5/23/13	25,000,000	25,000,000

Texas A&M University, 0.15%, 5/08/13	26,900,000	26,900,000

University of California, 0.17%, 5/22/13	50,000,000	49,995,042

TOTAL MUNICIPAL COMMERCIAL PAPER (COST $221,693,425)		$221,693,425

MUNICIPAL NOTES & BONDS – 20.3%

Commonwealth of Massachusetts, GO Limited Bonds, (Series B) Daily VRDNs, (JP Morgan Chase Bank, SPA), 0.21%, 5/01/13	24,435,000	24,435,000

Commonwealth of Massachusetts, GO Limited Bonds, (Series B) Daily VRDNs, (U.S. Bank NA, SPA), 0.20%, 5/01/13	23,335,000	23,335,000

Connecticut State Health and Educational Facilities Authority, Revenue Bonds, (Series T-2) Weekly VRDNs, (Yale University, OBG), 0.21%, 5/07/13	39,250,000	39,250,000

Geisinger Authority, PA, Revenue Bonds, Daily VRDNs, (Geisinger Health System Foundation, OBG), (Northern Trust Company, SPA), 0.14%, 5/01/13	22,200,000	22,200,000

Loudoun County Industrial Development Authority, VA, Revenue Bonds, (Series B) Weekly VRDNs, (Howard Hughes Medical Institute, OBG), 0.20%, 5/07/13	65,000,000	65,000,000

Lower Neches Valley Authority Industrial Development Corp., TX, Refunding Revenue Bonds, (Series A) Daily VRDNs, (Exxon Mobil Corporation, OBG), 0.17%, 5/01/13	29,235,000	29,235,000

Mississippi Business Finance Corp., Gulf Opportunity, Revenue Bonds, (Series C) Daily VRDNs, (Chevron Corp., OBG), 0.17%, 5/01/13	16,010,000	16,010,000

Mississippi Business Finance Corp., Gulf Opportunity, Revenue Bonds, (Series E) Daily VRDNs, (Chevron Corp., OBG), 0.20%, 5/01/13	25,000,000	25,000,000

Mississippi Business Finance Corp., Gulf Opportunity, Revenue Bonds, (Series K) Daily VRDNs, (Chevron Corp., OBG), 0.18%, 5/01/13	58,100,000	58,100,000

Description	Par Value	Value
New York City Municipal Water Finance Authority, NY, Revenue Bonds, (Series AA-1) Daily VRDNs, (PNC Bank, SPA), 0.16%, 5/01/13	$43,000,000	$43,000,000

New York City Municipal Water Finance Authority, NY, Revenue Bonds, (Subseries DD-1) Daily VRDNs, (TD Bank N.A., SPA), 0.17%, 5/01/13	39,365,000	39,365,000

New York, NY, GO Unlimited Bonds, (Subseries G-5) Daily VRDNs, (Wells Fargo Bank N.A., SPA), 0.18%, 5/01/13	45,765,000	45,765,000

Private Colleges & Universities Authority, GA, Revenue Bonds, (Series 2005C-1) Weekly VRDNs, (Emory University, OBG)

0.20%, 5/07/13	49,150,000	49,150,000

0.20%, 5/07/13	50,000,000	50,000,000

State of Texas, Veterans Housing Assistance, Weekly VRDNs, (JP Morgan Chase, SPA), 0.25%, 5/07/13	36,725,000	36,725,000

Texas Transportation Commission, GO Unlimited Bonds, (Series 2006-B) Weekly VRDNs, (State Street/Calpers, SPA), 0.21%, 5/07/13	25,000,000	25,000,000

University of Michigan, MI, Revenue Bonds, (Series B), Weekly VRDNs (US Bank, N.A., SPA), 0.20%, 5/07/13	60,000,000	60,000,000

University of Texas Permanent University Fund, TX, Revenue Bonds, (Series A) Weekly VRDNs, 0.19%, 5/07/13	90,535,000	90,535,000

Valdez, AK, Revenue Bonds, (Series B) Daily VRDNs, (Exxon Mobil Corporation, OBG), 0.17%, 5/01/13	24,690,000	24,690,000

TOTAL MUNICIPAL NOTES & BONDS (COST $766,795,000)		$766,795,000

OTHER COMMERCIAL PAPER – 30.8%♦
ABB Treasury Center USA, 0.27%, 6/18/13●Ω	25,000,000	24,991,000

American Honda Motor Co, Inc., 0.15%, 7/22/13	20,000,000	19,993,167

Baker Hughes, Inc., 0.16%, 5/08/13●Ω	33,310,000	33,308,964

BASF SE, 0.14%, 5/31/13●Ω	100,000,000	99,988,333

BHP Billiton Finance Ltd.

0.16%, 7/16/13●Ω	50,000,000	49,983,111

0.16%, 7/17/13●Ω	50,000,000	49,982,889

BMW US Capital LLC

0.16%, 8/20/13●Ω	40,000,000	39,980,267

0.20%, 10/21/13●Ω	30,000,000	29,971,166

Caterpillar Financial Service Corp., 0.15%, 5/09/13	25,000,000	24,999,167

Coca Cola Co. 0.16%, 8/01/13●Ω	50,000,000	49,979,556

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	7

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value
0.16%, 8/05/13●Ω	$50,000,000	$49,978,667

CPPIB Capital, Inc., 0.16%, 7/25/13●Ω	100,000,000	99,962,222

Honeywell International, Inc., 0.17%, 6/24/13●Ω	79,400,000	79,379,753

Parker-Hannifin Corp., 0.17%, 6/10/13●Ω	54,750,000	54,739,658

Procter & Gamble Co., 0.15%, 5/28/13●Ω	50,000,000	49,994,375

Province of Ontario, 0.14%, 7/08/13	25,000,000	24,993,389

Roche Holdings, Inc., 0.17%, 5/02/13●Ω	30,000,000	29,999,858

Sanofi, 0.15%, 6/17/13●Ω	100,000,000	99,980,417

Siemens Capital Co., LLC, 0.15%, 6/27/13●Ω	50,000,000	49,988,125

Syngenta Wilmington, Inc.

0.17%, 6/03/13●Ω	25,000,000	24,996,104

0.14%, 6/07/13●Ω	50,000,000	49,992,805

0.18%, 7/24/13●Ω	25,000,000	24,989,500

Toyota Motor Credit Corp., 0.21%, 5/20/13	100,000,000	99,988,917

TOTAL OTHER COMMERCIAL PAPER (COST $1,162,161,410)		$1,162,161,410

U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.2%

Federal Home Loan Bank, 0.09%, 9/04/13Δ	25,000,000	25,000,000

Federal Home Loan Mortgage Corporation

0.15%, 6/17/13Δ	50,000,000	50,001,320

0.14%, 9/13/13Δ	75,000,000	74,995,551

0.15%, 9/05/13	25,000,000	24,986,771

Federal National Mortgage Association, 0.17%, 11/08/13Δ	60,200,000	60,193,816

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $235,177,458)		$235,177,458

U.S. TREASURY OBLIGATIONS – 4.9%

U.S. TREASURY NOTES – 4.9%

1.00%, 7/15/13	100,000,000	100,167,551

3.38%, 7/31/13	35,000,000	35,284,375

4.25%, 8/15/13	50,000,000	50,598,309

TOTAL U.S. TREASURY OBLIGATIONS (COST $186,050,235)		$186,050,235

REPURCHASE AGREEMENTS – 4.0%

Barclays Capital, Inc. 0.15% dated 04/30/13, due 05/01/13, repurchase price $50,000,208, collateralized by a U.S. Treasury Security 0.38%, maturing 11/15/15; total market value of $51,000,096.	50,000,000	50,000,000

Description	Par Value	Value
TD Securities, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $25,000,104, collateralized by U.S. Government Securities 0.65% to 0.75%, maturing 01/15/16 to 02/01/16; total market value of $25,500,779.	$25,000,000	$25,000,000

TD Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $75,000,354, collateralized by U.S. Government Securities 4.00% to 6.00%, maturing 01/01/42 to 04/01/43; total market value of $77,250,001.	75,000,000	75,000,000

TOTAL REPURCHASE AGREEMENTS (COST $150,000,000)		$150,000,000

TOTAL INVESTMENTS – 100.0% (COST $3,770,528,170)		$3,770,528,170

OTHER ASSETS LESS LIABILITIES – 0.0%**		899,494

TOTAL NET ASSETS – 100.0%		$3,771,427,664

ANNUAL REPORT / April 30, 2013

8	PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Commercial Paper	$—	$361,870,784	$—	$361,870,784

Certificate of Deposit	—	300,000,000	—	300,000,000

Financial Company Commercial Paper	—	386,779,858	—	386,779,858

Municipal Commercial Paper	—	221,693,425	—	221,693,425

Municipal Notes & Bonds	—	766,795,000	—	766,795,000

Other Commercial Paper	—	1,162,161,410	—	1,162,161,410

U.S. Government Agency Obligations	—	235,177,458	—	235,177,458

U.S. Treasury Obligations	—	186,050,235	—	186,050,235

Repurchase Agreements	—	150,000,000	—	150,000,000

Total	$—	$3,770,528,170	$—	$3,770,528,170

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	69.8%
Repurchase Agreements	27.6%
U.S. Treasury Obligations	2.6%
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 69.8%

FEDERAL FARM CREDIT BANK (FFCB) – 2.9%

0.10%, 10/03/13Δ	$50,000,000	$49,988,898

0.15%, 8/06/13‡	25,000,000	24,989,896

0.16%, 5/28/13‡	30,000,000	29,996,400

0.22%, 8/22/13Δ	16,750,000	16,753,480

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$121,728,674

FEDERAL HOME LOAN BANK (FHLB) – 24.7%

0.09%, 9/04/13Δ	25,000,000	25,000,000

0.10%, 6/12/13‡	30,000,000	29,996,500

0.10%, 10/25/13‡	75,000,000	74,963,125

0.11%, 5/17/13‡	50,000,000	49,997,556

0.11%, 8/01/13	50,000,000	49,998,017

0.11%, 10/16/13‡	25,000,000	24,987,458

0.11%, 10/18/13‡	25,000,000	24,987,309

0.11%, 10/23/13‡	50,000,000	49,974,480

0.13%, 8/16/13‡	100,000,000	99,962,847

0.14%, 5/24/13‡	34,000,000	33,997,068

0.14%, 6/17/13	108,100,000	108,099,772

0.14%, 8/28/13	50,000,000	49,996,318

0.14%, 2/28/14Δ	100,000,000	99,991,773

0.15%, 5/03/13‡	100,000,000	99,999,190

0.16%, 5/08/13‡	67,700,000	67,697,933

Description	Par Value	Value

0.16%, 5/23/13Δ	$50,000,000	$50,000,000

0.16%, 2/05/14Δ	100,000,000	100,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,039,649,346

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 21.8%

0.09%, 5/07/13	30,000,000	29,999,550

0.10%, 6/17/13‡	35,000,000	34,995,431

0.10%, 10/21/13‡	100,000,000	99,951,944

0.10%, 10/28/13‡	50,000,000	49,975,000

0.11%, 7/22/13‡	50,000,000	49,987,472

0.12%, 7/02/13‡	100,000,000	99,979,764

0.12%, 8/05/13‡	25,000,000	24,992,333

0.12%, 8/19/13‡	50,000,000	49,981,667

0.13%, 9/09/13‡	50,000,000	49,976,347

0.14%, 9/13/13Δ	159,785,000	159,786,429

0.15%, 5/06/13‡	26,648,000	26,647,445

0.15%, 5/16/13Δ	50,000,000	50,000,341

0.15%, 6/05/13‡	63,800,000	63,790,696

0.15%, 6/10/13‡	50,000,000	49,991,667

0.15%, 6/17/13Δ	50,000,000	50,001,320

0.17%, 11/04/13Δ	25,000,000	24,999,140

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$915,056,546

ANNUAL REPORT / April 30, 2013

10	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 20.4%

0.10%, 7/03/13‡	$25,176,000	$25,171,594

0.10%, 10/16/13‡	75,000,000	74,965,000

0.11%, 5/20/13‡	20,000,000	19,998,839

0.11%, 10/09/13‡	82,500,000	82,461,259

0.11%, 11/01/13‡	50,000,000	49,973,167

0.12%, 7/01/13‡	38,812,000	38,804,108

0.12%, 7/22/13‡	50,000,000	49,986,333

0.12%, 8/21/13‡	50,000,000	49,981,333

0.13%, 6/06/13‡	50,000,000	49,993,500

0.14%, 5/08/13	100,000,000	99,997,365

0.14%, 7/02/13‡	75,000,000	74,981,917

0.15%, 6/12/13‡	50,000,000	49,991,542

0.15%, 9/03/13‡	25,000,000	24,986,979

0.15%, 2/03/14‡	22,517,000	22,490,918

0.17%, 11/08/13Δ	45,000,000	44,995,378

1.00%, 9/23/13	100,000,000	100,340,282
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$859,119,514

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $2,935,554,080)		$2,935,554,080

U.S. TREASURY OBLIGATIONS – 2.6%

U.S. TREASURY NOTES – 2.6%

1.00%, 7/15/13	25,000,000	25,041,888

3.38%, 7/31/13	35,000,000	35,284,375

4.25%, 8/15/13	50,000,000	50,598,309

TOTAL U.S. TREASURY OBLIGATIONS (COST $110,924,572)		$110,924,572

REPURCHASE AGREEMENTS – 27.6%

Barclays Capital, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $100,000,417, collateralized by a U.S. Treasury Security 0.25%, maturing 08/15/15; total market value of $102,000,000.	100,000,000	100,000,000

Description	Par Value	Value
Credit Suisse First Boston LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $94,000,366, collateralized by a U.S. Treasury Security 1.50%, maturing 06/30/16; total market value of $95,880,959.	$94,000,000	$94,000,000

Deutsche Bank Securities, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $450,001,875, collateralized by U.S. Government Securities 0.00% to 6.25%, maturing 06/21/13 to 05/15/29; total market value of $459,003,693.	450,000,000	450,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/1/13, repurchase price $65,000,253, collateralized by U.S. Treasury Securities 0.00% to 0.25%, maturing 07/25/13 to 11/30/14; total market value of $66,300,077.	65,000,000	65,000,000

TD Securities, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $375,001,563, collateralized by U.S. Government Securities 0.17% to 6.63%, maturing 05/07/13 to 11/15/30; total market value of $382,500,530.	375,000,000	375,000,000

TD Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $75,000,354, collateralized by a U.S. Government Security 4.00%, maturing 01/01/42; total market value of $77,250,001.	75,000,000	75,000,000

TOTAL REPURCHASE AGREEMENTS (COST $1,159,000,000)		$1,159,000,000

TOTAL INVESTMENTS – 100.0% (COST $4,205,478,652)		$4,205,478,652

OTHER ASSETS LESS LIABILITIES – 0.0%**		1,092,490

TOTAL NET ASSETS – 100.0%		$4,206,571,142

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	11

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Government Agency Obligations	$—	$2,935,554,080	$—	$2,935,554,080

U.S. Treasury Obligations	—	110,924,572	—	110,924,572

Repurchase Agreements	—	1,159,000,000	—	1,159,000,000

Total	$—	$4,205,478,652	$—	$4,205,478,652

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	45.6%
Repurchase Agreements	54.2%
Other Assets and Liabilities – Net[1]	0.2%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 45.6%

U.S. TREASURY BILL – 2.1%

0.12%, 7/18/13‡	$25,000,000	$24,993,500

U.S. TREASURY NOTES – 43.5%

1.38%, 5/15/13	75,000,000	75,035,340

3.63%, 5/15/13	25,000,000	25,033,231

0.38%, 7/31/13	50,000,000	50,030,973

3.38%, 7/31/13	61,000,000	61,495,301

0.75%, 8/15/13	25,000,000	25,043,584

4.25%, 8/15/13	25,000,000	25,299,155

0.13%, 8/31/13	75,000,000	75,000,944

0.75%, 9/15/13	50,000,000	50,115,115

0.50%, 10/15/13	50,000,000	50,093,192

2.75%, 10/31/13	25,000,000	25,330,227

0.50%, 11/15/13	25,000,000	25,051,209

0.25%, 11/30/13	45,000,000	45,032,277

TOTAL U.S. TREASURY NOTES		$532,560,548

TOTAL U.S. TREASURY OBLIGATIONS (COST $557,554,048)		$557,554,048

REPURCHASE AGREEMENTS – 54.2%

Barclays Capital, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $175,000,729, collateralized by U.S. Treasury Securities 0.25% to 4.75%, maturing 11/30/14 to 02/15/41; total market value of $178,500,050.	175,000,000	175,000,000

Description	Par Value	Value

Credit Suisse First Boston LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $144,000,560, collateralized by a U.S. Treasury Security 0.25%, maturing 05/15/15; total market value of $146,883,744.	$144,000,000	$144,000,000

Deutsche Bank Securities, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $230,000,894, collateralized by U.S. Treasury Securities 0.00% to 8.88%, maturing 06/15/13 to 08/15/42; total market value of $234,600,000.	230,000,000	230,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $115,000,447, collateralized by a U.S. Treasury Security 3.13%, maturing 11/15/41; total market value of $117,300,082.	115,000,000	115,000,000

TOTAL REPURCHASE AGREEMENTS (COST $664,000,000)		$664,000,000

TOTAL INVESTMENTS – 99.8% (COST $1,221,554,048)		$1,221,554,048

OTHER ASSETS LESS LIABILITIES – 0.2%		2,157,424

TOTAL NET ASSETS – 100.0%		$1,223,711,472

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	13

Wilmington U.S. Treasury Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Treasury Obligations	$—	$557,554,048	$—	$557,554,048

Repurchase Agreements	—	664,000,000	—	664,000,000

Total	$—	$1,221,554,048	$—	$1,221,554,048

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Tax-Exempt Money Market Fund

At April 30, 2013, the Fund’s geographical location classifications were as follows (unaudited):

Percentages of Total Net Assets
Texas	21.9%
Delaware	7.8%
Minnesota	7.3%
Tennessee	6.0%
Massachusetts	5.6%
Ohio	5.2%
Utah	4.4%
Virginia	4.4%
South Carolina	4.1%
Missouri	4.0%
Louisiana	3.8%
New Hampshire	2.8%
Maryland	2.7%
Nevada	2.6%
Mississippi	2.5%
All Other	14.9%
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

COMMERCIAL PAPER – 50.1%

ARIZONA – 1.4%

Salt River Project, AZ, Agricultural Improvement & Power District, (Series C), (US Bank, LIQ), 0.15%, 6/06/13	$7,150,000	$7,150,000

TOTAL ARIZONA		$7,150,000

ILLINOIS – 1.4%

Illinois Educational Facilities Authority, Pooled Financing Program, (Series 95), (Northern Trust, LOC), 0.15%, 5/07/13	7,083,000	7,083,000
TOTAL ILLINOIS		$7,083,000

MARYLAND – 2.7%

Anne Arundel County, MD, Consolidated Water & Sewer, GO BANs, (Series 97-A), (State Street, LIQ), 0.14%, 5/15/13	6,000,000	6,000,000

Description	Par Value	Value

Johns Hopkins University, (Series B), 0.15%, 7/03/13	$7,700,000	$7,700,000

TOTAL MARYLAND		$13,700,000

MICHIGAN – 1.6%
University of Michigan, (Series I), 0.15%, 7/02/13	8,305,000	8,305,000

TOTAL MICHIGAN		$8,305,000

MINNESOTA – 5.5%

Rochester, MN, Municipal Health Care Facilities (Mayo Clinic), (Series A), 0.14%, 5/16/13	5,000,000	5,000,000

University of Minnesota

0.15%, 6/05/13	12,600,000	12,600,000

0.15%, 6/11/13	10,000,000	10,000,000

TOTAL MINNESOTA		$27,600,000

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	15

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

MISSOURI – 4.0%

University of Missouri, (Series A)

0.14%, 5/03/13	$15,500,000	$15,500,000

0.14%, 5/16/13	4,500,000	4,500,000

TOTAL MISSOURI		$20,000,000

NEVADA – 2.6%

Las Vegas Valley Water District, (Series 2004-A), (JP Morgan Chase, LIQ)

0.15%, 5/07/13	8,000,000	8,000,000

0.16%, 6/11/13	5,000,000	5,000,000

TOTAL NEVADA		$13,000,000

NORTH CAROLINA – 0.7%

Charlotte, NC, Water Sewer Systems, Revenue Bonds, (Wells Fargo, LIQ), 0.23%, 12/09/13	3,479,000	3,479,000

TOTAL NORTH CAROLINA		$3,479,000

OHIO – 2.5%

Ohio Higher Educational Facility Commission, (Case Western University), (JPMorgan Chase, LIQ), 0.17%, 5/08/13	3,500,000	3,500,000

Ohio Higher Educational Facility Commission, (Case Western University), (Northern Trust, LIQ), 0.15%, 5/08/13	9,000,000	9,000,000

TOTAL OHIO		$12,500,000

SOUTH CAROLINA – 4.1%

South Carolina State Public Service Authority, (Series A), (JPMorgan Chase, LIQ)

0.15%, 5/06/13	5,500,000	5,500,000

0.15%, 6/05/13	11,663,000	11,663,000

South Carolina State Public Service Authority, (Series B), (Wells Fargo, LIQ), 0.16%, 8/07/13	3,360,000	3,360,000

TOTAL SOUTH CAROLINA		$20,523,000

TENNESSEE – 6.0%

Metropolitan Government of Nashville & Davidson County, TN, (State Street /CalSTRS / Calpers, LIQ), (Series A), 0.16%, 5/07/13	9,000,000	9,000,000

Metropolitan Government of Nashville & Davidson County, TN, (State Street /CalSTRS / Calpers, LIQ), (Series B), 0.18%, 5/07/13	3,000,000	3,000,000

State of Tennessee, (Series 00-A), (TN Consolidated Retirement Systems, LIQ)

0.17%, 8/07/13	6,370,000	6,370,000

0.17%, 8/08/13	12,000,000	12,000,000

TOTAL TENNESSEE		$30,370,000

TEXAS – 11.2%

City of Houston, TX, GO, (Series H-2), 0.14%, 5/16/13	6,000,000	6,000,000

Description	Par Value	Value

City of Houston, TX, GO (JPMorgan Chase, LIQ), (Series E-1), 0.18%, 6/06/13	$10,000,000	$10,000,000

City of Houston, TX, GO (Wells Fargo, LIQ), (Series E-2), 0.17%, 5/16/13	5,000,000	5,000,000

City of San Antonio, TX, (Series B), (Wells Fargo, LIQ), 0.15%, 6/06/13	11,750,000	11,750,000

Texas A&M University, (Series B), 0.14%, 5/03/13	10,300,000	10,300,000

Texas Tech University, (Series A),

0.14%, 5/06/13	3,252,000	3,252,000

0.15%, 7/03/13	9,795,000	9,795,000

TOTAL TEXAS		$56,097,000

VIRGINIA – 4.4%

University of Virginia Rector & Visitors

0.15%, 7/03/13	20,000,000	20,000,000

0.16%, 7/08/13	2,000,000	2,000,000

TOTAL VIRGINIA		$22,000,000

WISCONSIN – 2.0%

Wisconsin State, GO, (Series 05-A), 0.15%, 5/08/13	10,000,000	10,000,000

TOTAL WISCONSIN		$10,000,000

TOTAL COMMERCIAL PAPER (COST $251,807,000)		$251,807,000

MUNICIPAL BONDS – 3.4%

IDAHO – 0.4%

Idaho State, GO Unlimited Notes, TANs, 2.00%, 6/28/13	2,000,000	2,005,707

TOTAL IDAHO		$2,005,707

TEXAS – 3.0%

Texas State, Revenue Bonds, TRANs, 2.50%, 8/30/13	15,000,000	15,113,077

TOTAL TEXAS		$15,113,077

TOTAL MUNICIPAL BONDS (COST $17,118,784)		$17,118,784

ANNUAL REPORT / April 30, 2013

16	PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

SHORT-TERM MUNICIPAL BONDS – 46.5%

DELAWARE – 7.8%

Delaware State Health Facilities Authority, Revenue Bonds, (Christiana Care Health Services, OBG), Daily VRDNs, 0.17%, 5/01/13	$16,200,000	$16,200,000

Delaware State Health Facilities Authority, Revenue Bonds, (Christiana Care Health Services, OBG), Weekly VRDNs, 0.20%, 5/07/13	4,000,000	4,000,000

University of Delaware, DE, Refunding Revenue Bonds, (TD Bank N.A., SPA), Daily VRDNs, 0.19%, 5/01/13	18,955,000	18,955,000

TOTAL DELAWARE		$39,155,000

FLORIDA – 0.8%

Orange County Housing Finance Authority, FL, Refunding Revenue Bonds, Weekly VRDNs, (Fannie Mae), 0.22%, 5/07/13	3,835,000	3,835,000

TOTAL FLORIDA		$3,835,000

ILLINOIS – 0.8%

Illinois Finance Authority, Revenue Bonds, (Series E-1), Daily VRDNs, (University of Chicago Medical Center), (JPMorgan Chase Bank N.A., LOC), 0.18%, 5/01/13	4,000,000	4,000,000

TOTAL ILLINOIS		$4,000,000

KENTUCKY – 0.9%

Shelby County, KY, Revenue Bonds, (Series A), Daily VRDNs, (U.S. Bank N.A., LOC), 0.18%, 5/01/13	4,390,000	4,390,000

TOTAL KENTUCKY		$4,390,000

LOUISIANA – 3.8%

East Baton Rouge Parish Industrial Development Board, Inc., Revenue Bonds, Daily VRDNs, (Exxon Mobil Corp.), 0.19%, 5/01/13	2,000,000	2,000,000

Louisiana Public Facilities Authority, Revenue Bonds, Daily VRDNs, (Air Products & Chemicals)

0.17%, 5/01/13	5,500,000	5,500,000

0.17%, 5/01/13	5,200,000	5,200,000

0.17%, 5/01/13	5,000,000	5,000,000

Louisiana Public Facilities Authority, Revenue Bonds, (Series C), Daily VRDNs, (Air Products & Chemicals), 0.17%, 5/01/13	1,600,000	1,600,000

TOTAL LOUISIANA		$19,300,000

MASSACHUSETTS – 5.6%

Commonwealth of Massachusetts, GO Limited Bonds, (Series B), Daily VRDNs, (U.S Bank N.A., SPA), 0.20%, 5/01/13	12,800,000	12,800,000

Description	Par Value	Value

Commonwealth of Massachusetts, GO Unlimited Bonds, (Series A), Daily VRDNs, (Wells Fargo Bank N.A., SPA), 0.20%, 5/01/13	$7,200,000	$7,200,000

Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, (Amherst College), (Series J-2), Daily VRDNs, 0.18%, 5/01/13	8,000,000	8,000,000

TOTAL MASSACHUSETTS		$28,000,000

MICHIGAN – 0.6%

University of Michigan, MI, Refunding Revenue Notes, (Series B), Daily VRDNs, (Northern Trust Co., SPA), 0.16%, 5/01/13	3,300,000	3,300,000

TOTAL MICHIGAN		$3,300,000

MINNESOTA – 1.8%

Rochester, MN, Health Care Facilities, Refunding Revenue Bonds, (Series A), Weekly VRDNs, (Mayo Clinic OBG), 0.20%, 5/07/13	8,900,000	8,900,000

TOTAL MINNESOTA		$8,900,000

MISSISSIPPI – 2.5%

Jackson County, MS, Port Facility, Refunding Revenue Bonds, Daily VRDNs, (Chevron Corp.), 0.17%, 5/01/13	4,300,000	4,300,000

Mississippi Business Finance Corp., Revenue Bonds, (Series D), Daily VRDNs, (Chevron Corp.), 0.17%, 5/01/13	2,500,000	2,500,000

Mississippi Business Finance Corp., Revenue Bonds, (Series G), Daily VRDNs, (Chevron Corp.), 0.17%, 5/01/13	3,000,000	3,000,000

Mississippi Business Finance Corp., Revenue Bonds, (Series I), Daily VRDNs, (Chevron Corp.), 0.17%, 5/01/13	2,820,000	2,820,000

TOTAL MISSISSIPPI		$12,620,000

NEW HAMPSHIRE – 2.8%

New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(U.S. Bank N.A.), 0.21%, 5/07/13	6,400,000	6,400,000

New Hampshire, HEFA, Refunding Revenue Bonds, (Series A), Daily VRDNs, (Dartmouth College)/(JPMorgan Chase Bank N.A.), 0.17%, 5/01/13	7,495,000	7,495,000

TOTAL NEW HAMPSHIRE		$13,895,000

OHIO – 2.7%

Ohio State Higher Educational Facility Commission, Revenue Bonds, (Series B-4), Daily VRDNs, (Cleveland Clinic, OBG), 0.17%, 5/01/13	13,415,000	13,415,000

TOTAL OHIO		$13,415,000

OKLAHOMA – 1.6%

Oklahoma State Turnpike Authority, Refunding Revenue Bonds, (Series E), Daily VRDNs, (JPMorgan Chase Bank N.A., SPA), 0.18%, 5/01/13	3,900,000	3,900,000

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	17

Wilmington Tax-Exempt Money Market Fund (concluded)

Description	Par Value	Value

Oklahoma State Turnpike Authority, Refunding Revenue Bonds, (Series F), Daily VRDNs, (JPMorgan Chase Bank N.A., SPA), 0.18%, 5/01/13	$4,000,000	$4,000,000

TOTAL OKLAHOMA		$7,900,000

PENNSYLVANIA – 1.2%

Geisinger Authority, PA, Refunding Revenue Bonds, (Series C), Daily VRDNs, (TD Bank N.A., SPA), 0.15%, 5/01/13	5,900,000	5,900,000

TOTAL PENNSYLVANIA		$5,900,000

TEXAS – 7.7%

Lower Neches Valley Authority Industrial Development Corp., TX, Refunding Revenue Bonds, Daily VRDNs, (Exxon Mobil Corp.), 0.17%, 5/01/13	6,800,000	6,800,000

Lower Neches Valley Authority Industrial Development Corp., TX, Revenue Bonds, Daily VRDNs, (Exxon Mobil Corp.), 0.17%, 5/01/13	10,825,000	10,825,000

Port of Arthur Navigation District Industrial Development Corp., Revenue Bonds, Daily VRDNs, (Air Products & Chemicals), 0.21%, 5/01/13	5,000,000	5,000,000

Texas State, GO Unlimited Notes, Series B, (State Street / Calpers), 0.21%, 5/07/13	1,480,000	1,480,000

Texas Water Development Board, Refunding Revenue Bonds, (Series A), Daily VRDNs, (JPMorgan Chase Bank N.A., SPA), 0.19%, 5/01/13	14,840,000	14,840,000

TOTAL TEXAS		$38,945,000

Description	Par Value	Value

UTAH – 4.4%

Murray, UT, Revenue Bonds, (Series C), Daily VRDNs, (IHC Health Services, Inc.), 0.17%, 5/01/13	$2,000,000	$2,000,000

Murray, UT, Revenue Bonds, (Series D), Daily VRDNs, (IHC Health Services, Inc.), 0.17%, 5/01/13	20,000,000	20,000,000

TOTAL UTAH		$22,000,000

WYOMING – 1.5%

Uinta County, WY, Refunding Revenue Bonds, Daily VRDNs, (Chevron Corp.), 0.17%, 5/01/13	7,800,000	7,800,000

TOTAL WYOMING		$7,800,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $233,355,000)		$233,355,000

TOTAL INVESTMENTS – 100.0% (COST $502,280,784)		$502,280,784

OTHER ASSETS LESS LIABILITIES – 0.0%**		214,585

TOTAL NET ASSETS – 100.0%		$502,495,369

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Commercial Paper	$—	$251,807,000	$—	$251,807,000

Municipal Bonds	—	17,118,784	—	17,118,784

Short-Term Municipal Bonds	—	233,355,000	—	233,355,000

Total	$—	$502,280,784	$—	$502,280,784

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

18

NOTES TO PORTFOLIOS OF INVESTMENTS

Δ	Floating rate note with current rate and stated maturity date shown.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

@	Current rate and next reset date shown for Variable Rate Demand Notes.

♦	Securities with discount rate at the time of purchase shown.

Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2013, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Prime Money Market Fund	$1,613,830,056	42.8%

•	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2013, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Prime Money Market Fund
ABB Treasury Center USA	03/18/2013	$24,982,750	$24,991,000
Australia & New Zealand Banking Group Ltd.	03/20/2013	99,954,000	99,974,500
Baker Hughes, Inc.	02/08/2013	33,296,824	33,308,964
BASF SE	04/09/2013	49,989,889	49,994,167
BASF SE	04/09/2013	49,989,889	49,994,167
BHP Billiton Finance Ltd.	04/16/2013	49,979,778	49,983,111
BHP Billiton Finance Ltd.	04/17/2013	49,980,000	49,982,889
BMW US Capital LLC	04/22/2013	39,978,667	39,980,267
BMW US Capital LLC	04/23/2013	29,969,833	29,971,166
Chariot Funding LLC	11/16/2012	49,919,556	49,993,333
Chariot Funding LLC	01/09/2013	49,924,584	49,971,250
Coca-Cola Co.	02/08/2013	49,961,334	49,979,556
Coca-Cola Co.	03/19/2013	49,969,111	49,978,667
Commonwealth Bank of Australia	02/19/2013	49,977,750	49,995,000
Commonwealth Bank of Australia	04/04/2013	36,983,350	36,988,345
CPPIB Capital, Inc.	04/26/2013	99,960,000	99,962,222
Honeywell International, Inc.	03/05/2013	79,358,381	79,379,753
JPMorgan Chase & Co.	04/30/2013	49,864,861	49,864,861
MetLife Short Term Funding LLC	04/11/2013	34,983,744	34,987,439
MetLife Short Term Funding LLC	04/30/2013	49,978,042	49,978,278
National Australia Funding, Delaware, Inc.	02/06/2013	99,956,736	99,997,569
Old Line Funding LLC	04/05/2013	49,938,195	49,946,181
Parker-Hannifin Corp.	03/28/2013	54,730,868	54,739,658
Procter & Gamble Co.	02/26/2013	49,981,042	49,994,375
Roche Holdings, Inc.	02/20/2013	29,989,942	29,999,858
Sanofi	04/09/2013	99,971,250	99,980,417
Siemens Capital Co., LLC	04/17/2013	49,985,208	49,988,125
Syngenta Wilmington, Inc.	03/22/2013	24,991,382	24,996,104
Syngenta Wilmington, Inc.	04/24/2013	49,991,444	49,992,806
Syngenta Wilmington, Inc.	04/29/2013	24,989,250	24,989,500
Thunder Bay Funding LLC	04/04/2013	49,937,500	49,946,528
			$1,613,830,056	42.8%

**	Represents less than 0.05%.

April 30, 2013 / ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	19

The following acronyms are used throughout this report:

BANs – Bond Anticipation Notes

FHLMC – Federal Home Loan Mortgage Corporation

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FNMA – Federal National Mortgage Association

GO – General Obligation

HEFA – Health and Educational Facilities Authority

LIQ – Liquidity Agreement

LLC – Limited Liability Corporation

LOC – Letter of Credit

OBG – Obligation

SPA – Sales and Purchase Agreement

TANs – Tax Anticipation Notes

TRANs – Tax Revenue Anticipation Notes

VRDNs – Variable Rate Demand Notes

ANNUAL REPORT / April 30, 2013

20	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2013	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
ASSETS:
Investments, at identified cost	$3,770,528,170	$4,205,478,652	$1,221,554,048	$502,280,784

Investments in repurchase agreements, at value	$150,000,000	$1,159,000,000	$664,000,000	$—
Investments in securities, at value	3,620,528,170	3,046,478,652	557,554,048	502,280,784

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	3,770,528,170	4,205,478,652	1,221,554,048	502,280,784

Cash	449,370	819,249	521,127	1,480,996
Interest receivable	1,306,250	1,072,770	1,895,017	371,179
Receivable for shares sold	3,467	—	—	4,567
Receivable for investments sold	50,004,045	—	—	—
Other assets	46,158	40,087	14,514	12,577

TOTAL ASSETS	3,822,337,460	4,207,410,758	1,223,984,706	504,150,103

LIABILITIES:
Payable for investments purchased	49,864,861	—	—	1,500,183
Income distribution payable	57,152	33,456	9,597	4,309
Payable for Trustees’ fees	597	630	688	642
Payable for shareholder services fee	32,798	—	—	—
Other accrued expenses	954,388	805,530	262,949	149,600

TOTAL LIABILITIES	50,909,796	839,616	273,234	1,654,734

NET ASSETS	$3,771,427,664	$4,206,571,142	$1,223,711,472	$502,495,369

NET ASSETS CONSIST OF:
Paid-in capital	$3,771,395,900	$4,206,578,960	$1,223,705,666	$502,563,051
Undistributed (distributions in excess of) net investment income	16,117	(8,392)	5,806	4,376
Accumulated net realized gain (loss) on investments	15,647	574	—	(72,058)

TOTAL NET ASSETS	$3,771,427,664	$4,206,571,142	$1,223,711,472	$502,495,369

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$382,757,205	$1,885,193,496	$827,102,741	$38,683,716

Shares outstanding (unlimited shares authorized)	382,859,640	1,885,385,773	827,133,637	38,686,181

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional Class
Net Assets	$31,055,559	$25,683,404	$—	$—

Shares outstanding (unlimited shares authorized)	31,055,536	25,685,776	—	—

Net Asset Value per share	$1.00	$1.00	$—	$—

Select Class
Net Assets	$2,528,067,801	$1,164,387,961	$386,574,448	$406,386,391

Shares outstanding (unlimited shares authorized)	2,528,327,922	1,164,516,955	386,592,372	406,430,019

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Service Class
Net Assets	$829,547,099	$1,131,306,281	$10,034,283	$57,425,262

Shares outstanding (unlimited shares authorized)	829,582,545	1,131,296,951	10,034,539	57,471,907

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	21

Year Ended April 30, 2013	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$7,623,624	$6,284,899	$1,645,261	$856,278

TOTAL INVESTMENT INCOME	7,623,624	6,284,899	1,645,261	856,278

EXPENSES:
Investment advisory fee	15,508,625	16,128,943	4,464,021	2,068,870
Administrative personnel and services fee	888,821	924,152	255,934	118,597
Portfolio accounting, administration and custodian fees	1,197,376	1,253,002	366,538	181,117
Transfer and dividend disbursing agent fees and expenses	183,888	7,785	4,603	21,628
Trustees’ fees	29,396	27,845	29,446	28,707
Professional fees	51,819	55,066	51,213	52,446
Distribution services fee—Administrative Class	1,058,844	4,714,703	2,096,633	108,431
Distribution services fee—Service Class	2,053,267	2,182,449	23,980	161,604
Shareholder services fee—Administrative Class	1,058,844	4,714,703	2,096,633	108,431
Shareholder services fee—Select Class	6,461,640	3,025,441	669,396	1,022,982
Shareholder services fee—Service Class	2,053,267	2,182,449	23,980	161,604
Share registration costs	45,565	47,923	34,994	32,266
Printing and postage	185,552	40,755	20,339	30,888
Miscellaneous	137,796	180,523	56,845	18,051

TOTAL EXPENSES	30,914,700	35,485,739	10,194,555	4,115,622

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(11,747,763)	(12,808,948)	(3,747,009)	(1,750,751)
Waiver of distribution services fee—Administrative Class	(1,058,844)	(4,714,703)	(2,096,633)	(108,431)
Waiver of distribution services fee—Service Class	(2,053,267)	(2,182,449)	(23,980)	(161,604)
Waiver of shareholder services fee—Administrative Class	(1,058,844)	(4,714,703)	(2,096,633)	(108,431)
Waiver of shareholder services fee—Select Class	(6,461,640)	(3,025,441)	(669,396)	(1,022,982)
Waiver of shareholder services fee—Service Class	(1,890,228)	(2,182,449)	(23,980)	(161,604)

TOTAL WAIVERS AND REIMBURSEMENTS	(24,270,586)	(29,628,693)	(8,657,631)	(3,313,803)

Net expenses	6,644,114	5,857,046	1,536,924	801,819

Net investment income	979,510	427,853	108,337	54,459

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	21,654	574	927	—

Net realized and unrealized gain (loss) on investments	21,654	574	927	—

Change in net assets resulting from operations	$1,001,164	$428,427	$109,264	$54,459

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

22	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$979,510	$465,205	$427,853	$262,741
Net realized gain (loss) on investments	21,654	5,879	574	31,971

Change in net assets resulting from operations	1,001,164	471,084	428,427	294,712

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(125,869)	(97,456)	(197,548)	(203,073)
Institutional I Class	—	(96,235)	—	—
Institutional Class	(12,238)	(2,187)	(6,344)	(1,276)
Class S	—	(511)	—	—
Select Class	(754,101)	(204,449)	(126,399)	(49,244)
Service Class	(84,286)	(30,012)	(91,136)	(8,510)
Distributions from net realized gain on investments
Administrative Class	(894)	(1,010)	(8,792)	(11,203)
Institutional I Class	—	(1,762)	—	—
Institutional Class	(88)	—	(226)	—
Class S	—	(17)	—	—
Select Class	(5,024)	(863)	(5,391)	(2,131)
Service Class	(1,673)	(555)	(4,055)	(173)

Change in net assets resulting from distributions to shareholders	(984,173)	(435,057)	(439,891)	(275,610)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,368,478,722	854,721,908	3,419,134,416	3,841,287,817
Institutional I Class	—	976,613,959	—	—
Institutional Class	385,385,435	42,909,072	12,210,854	97
Class S	—	53,086,901	—	—
Select Class	4,949,063,389	2,657,192,587	2,088,539,257	1,434,890,575
Service Class	2,804,259,105	474,230,548	1,772,162,761	379,016,399
Proceeds from shares issued in connection with Reorganization (Note 6)	—	2,179,476,547	—	1,785,990,941
Distributions reinvested
Administrative Class	—	5	7,512	5,148
Institutional I Class	—	6,058	—	—
Institutional Class	3,707	497	689	1
Class S	—	17	—	—
Select Class	126,135	59,435	2,223	1,523
Service Class	37,423	23,172	4,816	3,299
Cost of shares redeemed
Administrative Class	(1,450,444,013)	(806,384,915)	(3,335,058,329)	(3,533,335,430)
Institutional I Class	—	(1,488,987,356)	—	—
Institutional Class	(396,406,186)	(47,746,474)	(71,850,255)	(14,039,669)
Class S	—	(58,957,563)	—	—
Select Class	(4,845,914,825)	(2,071,526,559)	(2,137,295,307)	(1,525,934,420)
Service Class	(2,754,297,346)	(552,021,749)	(1,514,137,027)	(279,249,973)

Change in net assets resulting from share transactions	60,291,546	2,212,696,090	233,721,610	2,088,636,308

Change in net assets	60,308,537	2,212,732,117	233,710,146	2,088,655,410
NET ASSETS:
Beginning of year	3,711,119,127	1,498,387,010	3,972,860,996	1,884,205,586

End of year	$3,771,427,664	$3,711,119,127	$4,206,571,142	$3,972,860,996

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$16,117	$13,101	$(8,392)	$(14,818)

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	23

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,368,478,722	854,721,908	3,419,134,416	3,841,287,817
Institutional I Class	—	976,450,856	—	—
Institutional Class	385,385,435	42,909,072	12,210,854	97
Class S	—	53,081,909	—	—
Select Class	4,949,063,389	2,657,355,690	2,088,539,257	1,434,890,575
Service Class	2,804,259,105	474,235,600	1,772,162,761	379,016,421
Shares issued in connection with Reorganization (Note 6)	—	2,179,479,827	—	1,785,986,774
Distributions reinvested
Administrative Class	—	5	7,512	5,148
Institutional I Class	—	6,058	—	—
Institutional Class	3,707	497	689	1
Class S	—	17	—	—
Select Class	126,135	59,435	2,223	1,523
Service Class	37,423	23,172	4,816	3,299
Shares redeemed
Administrative Class	(1,450,444,013)	(806,384,915)	(3,335,058,329)	(3,533,335,430)
Institutional I Class	—	(1,488,987,356)	—	—
Institutional Class	(396,406,186)	(47,746,474)	(71,850,255)	(14,039,669)
Class S	—	(58,957,563)	—	—
Select Class	(4,845,914,825)	(2,071,526,559)	(2,137,295,307)	(1,525,934,420)
Service Class	(2,754,297,346)	(552,021,749)	(1,514,137,027)	(279,249,973)

Net change resulting from share transactions	60,291,546	2,212,699,430	233,721,610	2,088,632,163

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

24	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington U.S. Treasury Money Market Fund		Wilmington Tax-Exempt Money Market Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$108,337	$128,116	$54,459	$23,126
Net realized gain (loss) on investments	927	13,750	—	46

Change in net assets resulting from operations	109,264	141,866	54,459	23,172

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(83,683)	(100,268)	(4,657)	(4,780)
Select Class	(26,899)	(24,945)	(43,418)	(16,128)
Service Class	(959)	(1,116)	(6,438)	(1,848)
Distributions from net realized gain on investments
Administrative Class	—	(15,067)	—	(23)
Select Class	—	(3,840)	—	(54)
Service Class	—	(143)	—	(4)

Change in net assets resulting from distributions to shareholders	(111,541)	(145,379)	(54,513)	(22,837)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,594,352,762	3,301,935,173	51,196,573	51,092,331
Select Class	1,501,944,043	1,322,087,786	703,446,996	181,390,336
Service Class	14,336,458	23,723,341	125,709,359	44,887,670
Proceeds from shares issued in connection with Reorganization (Note 6)	—	—	—	369,618,689
Distributions reinvested
Administrative Class	56	5	—	—
Select Class	6,105	7,776	787	493
Service Class	—	14	6,224	2,982
Cost of shares redeemed
Administrative Class	(1,676,554,899)	(3,068,693,891)	(54,025,509)	(44,650,435)
Select Class	(1,325,605,795)	(1,349,589,815)	(659,612,241)	(242,756,850)
Service Class	(13,211,001)	(25,441,891)	(125,669,590)	(52,046,105)

Change in net assets resulting from share transactions	95,267,729	204,028,498	41,052,599	307,539,111

Change in net assets	95,265,452	204,024,985	41,052,545	307,539,446
NET ASSETS:
Beginning of year	1,128,446,020	924,421,035	461,442,824	153,903,378

End of year	$1,223,711,472	$1,128,446,020	$502,495,369	$461,442,824

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$5,806	$8,083	$4,376	$4,430

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,594,352,762	3,301,935,173	51,196,573	51,092,331
Select Class	1,501,944,043	1,322,087,786	703,446,996	181,390,336
Service Class	14,336,458	23,723,341	125,709,359	44,887,670
Shares issued in connection with Reorganization (Note 6)	—	—	—	369,702,380
Distributions reinvested
Administrative Class	56	5	—	—
Select Class	6,105	7,776	787	493
Service Class	—	14	6,224	2,982
Shares redeemed
Administrative Class	(1,676,554,899)	(3,068,693,891)	(54,025,509)	(44,650,435)
Select Class	(1,325,605,795)	(1,349,589,815)	(659,612,241)	(242,756,850)
Service Class	(13,211,001)	(25,441,891)	(125,669,590)	(52,046,105)

Net change resulting from share transactions	95,267,729	204,028,498	41,052,599	307,622,802

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	25

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.012
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.012)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.03%		0.03%		0.04%		0.04%		1.25%
Net Assets, End of Year (000’s)	$382,757		$464,721		$416,387		$425,103		$447,219
Ratios to Average Net Assets
Gross Expense	0.97%		0.80%		0.75%		0.77%		0.74%
Net Expenses(c)	0.17%		0.16%		0.25%		0.26%		0.53%
Net Investment Income	0.03%		0.02%		0.04%		0.04%		1.55%

INSTITUTIONAL CLASS	2013		2012(d)
Net Asset Value, Beginning of Period	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)

Net Asset Value, End of Period	$1.000		$1.000

Total Return(b)	0.03%		0.01%
Net Assets, End of Period (000’s)	$31,056		$42,072
Ratios to Average Net Assets
Gross Expense	0.47%		0.46	%(e)
Net Expenses(c)	0.17%		0.16	%(e)
Net Investment Income	0.03%		0.04	%(e)

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.011
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.011

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.011)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.011)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.03%		0.02%		0.01%		0.02%		1.13%
Net Assets, End of Year (000’s)	$2,528,068		$2,424,783		$345,931		$459,497		$630,429
Ratios to Average Net Assets
Gross Expense	0.72%		0.73%		0.75%		0.77%		0.76%
Net Expenses(c)	0.17%		0.16%		0.28%		0.29%		0.67%
Net Investment Income	0.03%		0.03%		0.01%		0.02%		1.20%

ANNUAL REPORT / April 30, 2013

26	FINANCIAL HIGHLIGHTS

WILMINGTON PRIME MONEY MARKET FUND (continued)

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.013
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.013

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.013)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.013)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		1.30%
Net Assets, End of Year (000’s)	$829,547		$779,543		$217,836		$244,661		$320,238
Ratios to Average Net Assets
Gross Expense	0.96%		0.98%		1.00%		1.02%		1.00%
Net Expenses(c)	0.19%		0.18%		0.28%		0.28%		0.49%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		1.42%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
(d)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(e)	Annualized for periods less the one year.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	27

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.012
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.012)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.23%
Net Assets, End of Year (000’s)	$1,885,193		$1,801,115		$1,493,139		$1,582,317		$1,642,160
Ratios to Average Net Assets
Gross Expense	0.96%		0.79%		0.73%		0.74%		0.73%
Net Expenses(c)	0.15%		0.12%		0.25%		0.29%		0.58%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		1.17%

INSTITUTIONAL CLASS	2013		2012(d)
Net Asset Value, Beginning of Period	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)

Net Asset Value, End of Period	$1.000		$1.000

Total Return(b)	0.01%		0.00%
Net Assets, End of Period (000’s)	$25,683		$85,322
Ratios to Average Net Assets
Gross Expense	0.46%		0.46	%(e)
Net Expenses(c)	0.15%		0.13	%(e)
Net Investment Income	0.01%		0.01	%(e)

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.013
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.013

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.013)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.013)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.34%
Net Assets, End of Year (000’s)	$1,164,388		$1,213,146		$355,506		$496,004		$1,394,758
Ratios to Average Net Assets
Gross Expense	0.71%		0.72%		0.74%		0.75%		0.73%
Net Expenses(c)	0.15%		0.12%		0.26%		0.32%		0.48%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		1.38%

ANNUAL REPORT / April 30, 2013

28	FINANCIAL HIGHLIGHTS

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.011
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.011

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.011)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.011)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.14%
Net Assets, End of Year (000’s)	$1,131,306		$873,278		$35,561		$35,502		$42,427
Ratios to Average Net Assets
Gross Expense	0.96%		0.97%		0.98%		1.00%		0.99%
Net Expenses(c)	0.14%		0.13%		0.25%		0.30%		0.73%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.97%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
(d)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(e)	Annualized for periods less the one year.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	29

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.006
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.006

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.006)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.58%
Net Assets, End of Year (000’s)	$827,103		$909,306		$676,070		$654,530		$752,284
Ratios to Average Net Assets
Gross Expense	0.97%		0.80%		0.74%		0.73%		0.74%
Net Expenses(c)	0.14%		0.06%		0.16%		0.22%		0.54%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		0.39%

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.005
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.005

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.54%
Net Assets, End of Year (000’s)	$386,574		$210,231		$71,929		$141,648		$133,754
Ratios to Average Net Assets
Gross Expense	0.73%		0.73%		0.74%		0.74%		0.74%
Net Expenses(c)	0.14%		0.06%		0.17%		0.20%		0.60%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.48%

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.004
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.004

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.004)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.43%
Net Assets, End of Year (000’s)	$10,034		$8,909		$10,627		$10,755		$10,271
Ratios to Average Net Assets
Gross Expense	0.97%		0.99%		0.99%		0.98%		0.99%
Net Expenses(c)	0.14%		0.06%		0.16%		0.20%		0.74%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.45%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

30	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.001		0.012
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.001		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.001)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.03%		0.06%		1.25%
Net Assets, End of Year (000’s)	$38,684		$41,513		$33,322		$36,870		$49,143
Ratios to Average Net Assets
Gross Expense	0.99%		0.87%		0.83%		0.78%		0.78%
Net Expenses(c)	0.16%		0.23%		0.39%		0.45%		0.56%
Net Investment Income	0.01%		0.01%		0.03%		0.06%		1.21%

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.001		0.014
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.001		0.014

Less Distributions From:
Net Investment Income	(0.000	)(a)	0.000	(a)	0.000	(a)	(0.001)		(0.014)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.03%		0.09%		1.40%
Net Assets, End of Year (000’s)	$406,386		$362,551		$108,802		$83,916		$180,584
Ratios to Average Net Assets
Gross Expense	0.74%		0.77%		0.83%		0.78%		0.78%
Net Expenses(c)	0.15%		0.23%		0.39%		0.41%		0.42%
Net Investment Income	0.01%		0.01%		0.03%		0.10%		1.14%

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.010

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		1.00%
Net Assets, End of Year (000’s)	$57,425		$57,379		$11,779		$18,949		$21,338
Ratios to Average Net Assets
Gross Expense	0.99%		1.02%		1.08%		1.04%		1.03%
Net Expenses(c)	0.16%		0.23%		0.41%		0.47%		0.80%
Net Investment Income	0.01%		0.01%		0.01%		0.04%		0.99%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	31

Wilmington Funds

April 30, 2013

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 19 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2013, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

ANNUAL REPORT / April 30, 2013

32	NOTES TO FINANCIAL STATEMENTS (continued)

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax are necessary.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, discount accretion/premium amortization on debt securities and distributions recognition on income distribution payable.

As of April 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2012, 2011 and 2010, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
U.S. Treasury Money Market Fund	$—	$927	$(927)

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	33

The tax character of distributions for the corresponding years as reported on the Statements of Changes in Net Assets were as follows:

	2013			2012
Fund	Ordinary Income*		Long-Term Capital Gains	Ordinary Income*		Long-Term Capital Gains
Prime Money Market Fund	$984,173		$—	$435,057		$—
U.S. Government Money Market Fund	439,891		—	275,610		—
U.S. Treasury Money Market Fund	111,541		—	145,379		—
Tax-Exempt Money Market Fund	54,513	**	—	22,837	***	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $54,513.

***	Included in this amount is tax exempt income of $22,756.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ (Over Distributed) Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Prime Money Market Fund	$88,918	$—	$(57,154)	—	—
U.S. Government Money Market Fund	25,638	—	(33,456)	—	—
U.S. Treasury Money Market Fund	15,402	—	(9,596)	—	—
Tax-Exempt Money Market Fund	8,685	—	(4,309)	—	(72,058)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2013, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through				Short-Term Post-Effective No Expiration	Total Capital Loss Carryforwards
Fund	2016	2017	2018	2019
Tax-Exempt Money Market Fund	$6,657	$63,251	$2,115	$—	$35	$72,058

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2013, the Funds had no Post-October or Late Year losses to defer.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Prime Money Market Fund	0.40%
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%

ANNUAL REPORT / April 30, 2013

34	NOTES TO FINANCIAL STATEMENTS (continued)

WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Fund’s operating expenses, or certain “class-specific fees and expenses” to prevent each Fund’s (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time.

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. Effective October 1, 2012, WFMC replaced WFMC as Co-Administrator for the Funds. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	On the first $5 billion
	0.020%	On the next $2 billion
	0.016%	On the next $3 billion
	0.015%	On assets in excess of $10 billion
BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2013, WTIA and WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Tax-Exempt Money Market Fund	$1,113

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Prime Money Market Fund	$160,247
Tax-Exempt Money Market Fund	451

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides fund accounting and custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	35
5.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNYM. The termination date of this LOC is March 10, 2014. The Funds did not utilize the LOC for the year ended April 30, 2013.

6.	REORGANIZATION

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) which provided the transfer all of the assets of Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, and Wilmington Tax-Exempt Money Market Fund, each a series of WT Mutual Fund, and the MTB Prime Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, and MTB New York Tax-Free Money Market Fund, each a series of the Trust (the “Acquired Funds”) in exchange for shares of the series of the Trust shown below (the “Acquiring Funds”).

The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the Acquired Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective Acquired Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

New Name after the Reorganizations	Acquiring Funds	Acquired Funds
Wilmington Prime Money Market Fund	MTB Money Market Fund	Wilmington Prime Money Market Fund MTB Prime Money Market Fund

Wilmington U.S. Government Money Market Fund	MTB U.S. Government Money Market Fund	Wilmington U.S. Government Money Market Fund

Wilmington Tax-Exempt Money Market Fund	MTB Tax-Free Money Market Fund	Wilmington Tax-Exempt Money Market Fund MTB Pennsylvania Tax-Free Money Market Fund MTB New York Tax-Free Money Market Fund

In exchange for their shares, shareholders of the Acquired Funds received shares of the Acquiring Funds with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The following information summarizes the essential elements of the Reorganization as of March 9, 2012:

Wilmington Prime Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Money Market Fund				$1,548,554,794
Acquired Funds
Wilmington Prime Money Market Fund				1,894,729,066
W Shares in exchange for Select Class	$1,208,345,372	1,208,360,799	1,208,360,799
Service Shares in exchange for Service Class	639,474,385	639,458,864	639,458,864
Institutional Shares in exchange for Institutional Class	46,909,309	46,909,485	46,909,485
MTB Prime Money Market Fund				284,747,481
Corporate Shares in exchange for Select Class	284,747,481	284,750,679	284,750,679

				$3,728,031,341

The net assets of the Acquired Fund(s) included accumulated net realized gains/(losses) of $738 for the Wilmington Prime Money Market Fund and ($728) for the MTB Prime Money Market Fund.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $688,854, $8,792, and $697,646, respectively.

ANNUAL REPORT / April 30, 2013

36	NOTES TO FINANCIAL STATEMENTS (continued)

Wilmington U.S. Government Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB U.S. Government Money Market Fund				$2,199,868,466
Acquired Funds
Wilmington U.S. Government Money Market Fund				1,785,990,941
W Shares in exchange for Select Class	$737,947,983	737,931,587	737,931,587
Service Shares in exchange for Service Class	948,680,846	948,691,128	948,691,128
Institutional Shares in exchange for Institutional Class	99,362,112	99,364,059	99,364,059

				$3,985,859,407

The net assets of the Acquired Fund included accumulated net realized losses of $261.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $2,854,689, $38,256 and $2,892,945, respectively.

Wilmington Tax-Exempt Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Tax-Free Money Market Fund				$129,239,511
Acquired Funds
Wilmington Tax-Exempt Money Market Fund				260,164,979
W Shares in exchange for Select Class	$260,019,317	260,026,244	260,026,244
Institutional Shares in exchange for Institutional Class	145,662	145,667	145,667
MTB New York Tax-Free Money Market Fund				87,841,224
Service Class	46,004,012	46,049,092	46,049,092
Select Class	41,837,212	41,868,889	41,868,889
MTB Pennsylvania Tax-Free Money Market Fund				21,612,486
Service Class	6,751,848	6,752,580	6,752,580
Select Class	13,112,355	13,111,398	13,111,398
Administrative Class	1,748,283	1,748,510	1,748,510

				$498,858,200

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $53,382, $77 and $53,459, respectively.

7.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	37
8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2013

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund at April 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period the ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2013

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	39

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling
1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA, President of Wilmington Trust Investment Managements (“WTIM”), Director of Wilmington Funds Management Corporation (formerly known as Rodney Square Management Corporation).

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02-6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WTIM. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30, 2013

40	BOARD OF TRUSTEES AND TRUST OFFICERS

  INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Private Investor, Consultant and Community Volunteer.

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of ChekMed Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	41

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present).

OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

ANNUAL REPORT / April 30, 2013

42	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

April 30, 2013 / ANNUAL REPORT

43

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2013

44

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2013 / ANNUAL REPORT

45
•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2013

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Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (“Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2012 through April 30, 2013. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

The U.S. economic expansion continued during the 12 months ended April 30, 2013, though its pace remained tepid. The production of goods and services grew 3.1%, 0.4%, and 2.5% faster than the rate of inflation during the third and fourth quarters of 2012 and the first quarter of 2013, respectively. U.S. consumer spending propelled the gains, though consumers were still cautious amid the long, slow recovery from the Great Recession of 2007–2009. Retail and food sales, for example, amounted to $4.94 trillion during our fiscal year, up 2.5% in real (inflation-adjusted) terms over the preceding 12-month period. The housing market continued its nascent recovery, and inflation averaged about 1.1%.

Source: Federal Reserve Bank of St. Louis, May 28, 2013

If consumers were feeling somewhat better, business managers remained wary. During the third and fourth quarters of 2012 and the first quarter of 2013, investments in U.S. plants, property, and equipment expected to last three years or more were made at lower rates than they had been made in the corresponding quarters five years earlier, as the recession was beginning. Employers likewise remained cautious in hiring. The number of U.S. private sector workers grew in all 12 months of our fiscal year, but the rate of private-sector job growth remained slow. At the end of April, there were still 2.0 million fewer private-sector workers than there had been at the labor market’s January 2008 peak. Much of the blame for soft business enthusiasm was laid at the doorsteps of Congress and the White House. Many business leaders said lawmakers needed to make meaningful changes in U.S. tax and spending policies to shore up the nation’s finances and to clarify the legal and regulatory environment.

Despite the modest rate of expansion, the U.S. recovery looked solid in relation to economic conditions in Europe, where a recession appeared to be worsening. Greece appeared likely to remain at least a near-term participant in the continent’s common currency experiment, but Spain, Portugal and Italy all joined Greece in struggling under heavy sovereign debts. Debate about the possibility of developing common fiscal policies and banking regulations continued, and investors were soothed by the European Central Bank President’s assurance that the bank would do “whatever it takes to preserve the euro.” In China, growth appeared to slow, though it remained strong in absolute terms. On balance, the global economy appeared to be expanding at a modest rate.

The Bond Markets

The good times rolled on in the U.S. bond market during our fiscal year. The Barclays Capital U.S. Aggregate Bond Index returned 3.68%. The index tracks the overall market for taxable, investment-grade U.S. bonds and includes U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities (MBS). The gain was propelled by strong results among corporate issues (+7.49%, according to the Barclays Capital U.S. Credit Bond Index), into which investors piled as the search for investment opportunities with meaningful yields continued.

The yield of the 10-year U.S. Treasury note, against which many other interest rates are set, declined from 1.91% at the end of April 2012 to a low of 1.43% in late July 2012 before climbing to 1.67% at the end of April 2013. The net 12-month decrease of a quarter of a percentage point boosted the prices of bonds across the market.

The S&P Municipal Bond Intermediate Index1 returned 4.71%. Demand for shares of municipal bond mutual funds, which account for much of the total demand for municipal bonds, accelerated as fears of widespread municipal bankruptcies dissipated and the rates of U.S. taxation on interest, dividends, and capital gains were allowed to revert in 2013 to prior, higher levels for higher-income taxpayers. Talk of limiting the federal tax exemption on municipal bond interest income, meanwhile, continued to be just talk.

PRESIDENT’S MESSAGE / April 30, 2013

ii

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital U.S. Mortgage- Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
3.68%	2.56%	1.85%	7.49%	5.19%

The Stock Markets

Investors heard plenty about the “lost decade” of equity returns when the effects of the financial crisis were in full swing in early 2009. Commercials decrying 401(k) retirement plans as “201(k)s” promoted “gold 401(k)s” or day trading as solutions; “buy and hold,” it was said, was dead. Fast forward four years and anyone who abandoned equities may be wishing they hadn’t. The “lost decade” has turned into a pretty normal “found decade,” with a trailing 10-year total return for the S&P 500 Index of 7.88%, annualized. Granted, ten years ago we were emerging from the tech bubble; one must always be leery of the period selected in drawing conclusions from economic or investment data.

Stocks generally did very well during the 12 months ended April 30, 2013. Six broad stock market indices, which together offer a rough portrait of the world’s equity securities, returned between +3.97% and +19.39% in U.S. dollars during the fiscal year. The weakest return came from the MSCI Emerging Markets (Net) Index8 (+3.97%) and the strongest return (+19.39%) was recorded by the MSCI EAFE (Net) Index9 of developed international stock markets. In between were the returns of the Russell Top 200 Index10 (+16.30%), which tracks mega-capitalization U.S. stocks, the Russell Midcap Index11 (+19.20%) of mid-cap U.S. stocks, the Russell 2000 Index12 (+17.69%) of small-cap U.S. stocks, and the S&P 500 Index13 (+16.89%), a widely watched gauge consisting mainly of large-cap U.S. stocks.

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain stock market indices performed as follows:

S&P 500 Index[13]	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-US (Net) Index[16]
16.89%	15.39%	10.78%	14.15%

The Trust, with assets of $13.3 billion as of April 30, 2013, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Sam Guerrieri

President

May 28, 2013

April 30, 2013 / PRESIDENT’S MESSAGE

iii

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuations and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. The risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default. Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
3.	Barclays Capital U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
4.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
5.	Barclays Capital U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Capital Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
9.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
10.	Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.
11.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
12.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
13.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The DJIA is unmanaged and investments cannot be made directly in the DJIA.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 45 country indices comprising 23 developed and 22 emerging market country indices.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

PRESIDENT’S MESSAGE / April 30, 2013

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1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 3.93%* for Class A Shares and 4.32%* for Class I Shares, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index**, which had a total return of 3.68%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 6.34%.

This past fiscal year saw record low interest rates, slow but steady economic growth, low inflation, additional quantitative easing from the Federal Reserve and a continuation of the search for yield by investors in this ultra-low interest rate environment. The search for yield contributed to the corporate bond market producing its second best year of outperformance as measured by excess returns for 2012.

The tepid economic recovery continued as Gross Domestic Product (“GDP”) grew at only a 1.8% rate for the year ended March 31, 2013, slightly slower than the prior year’s pace of 2.1%. Uncertainty surrounding fiscal policy, higher taxes and cuts in government spending brought on from the sequestration were some of the head-winds leading to slower growth. Consumers and business managers continue to remain cautious in their spending given these head-winds. On a positive note, the housing market is improving as evidenced by rising home prices and housing starts reaching a 5-year high.

The Federal Reserve (the “Fed”) maintained its accommodative monetary policy during the fiscal year and announced a 3rd round of quantitative easing last September that increased its monthly buying of mortgage and Treasury bonds to $85 billion per month. The Fed’s goal is to keep long-term interest rates low enough to continue to aid the housing market and stimulate the economy. The Fed has stated that it will maintain its policies until the unemployment rate declines to at least 6.5% and inflation moves up to 2%. Currently, the unemployment rate is at 7.5%, down from 8.1% a year ago. Although job growth has improved, it still remains slower than during past recoveries. The slack in the overall economy coupled with lower energy prices and wage growth of only 2% has caused the Consumer Price Index (“CPI”) to decline to 1.1% for the past year. Given the Fed’s mandate to lower unemployment and allow inflation to rise, we expect the current low interest rate polices to be maintained for the foreseeable future.

The combination of low inflation, slow economic growth, the Fed’s accommodative policies and concerns over the European debt crisis caused 10-year treasury yields to decline to a record low yield of 1.38% last July. Over the past year, interest rates declined all along the yield curve. Longer-term interest rates declined more than shorter-term interest rates causing the yield curve to flatten. At April 30, 2013 the 10-year treasury yield was 1.67%, down 24 basis points from April 30, 2012.

Source: Bloomberg, May 1, 2013

The corporate bond market continued to benefit as investors sought higher yields. With corporate balance sheets flush with cash and improving earnings, investors required smaller risk premiums. For the 12 months ended April 30, 2013, the average risk premium as measured by Barclays declined by 50 basis points to 135 basis points for the average investment grade bond.

Source: Barclays Capital, May 1, 2013

Looking forward, we expect economic growth to remain slow, inflation to remain low and the Fed to continue with its low interest rate policies. However, as the unemployment rate moves lower we do expect interest rates to slowly move higher as the Fed will look to taper its Quantitative Easing.

Over the course of the year, of all the sectors of the taxable bond market, we viewed the corporate sector as the most attractive. As such, the Fund continued its overweight position in corporate securities versus the benchmark. This resulted in the Fund outperforming its benchmark for the year. In addition, because the 1- to 10-year corporate yield curve was deemed to be very steep, the Fund sold corporate securities with maturities less than one year, and purchased corporate securities with greater durations as well as higher yields. The Fund’s overall duration profile over the year was slightly shorter than the benchmark. As interest rates fell over the course of the year, our duration posture detracted from our relative performance versus the benchmark. Our overweight to the intermediate portion of the yield curve also aided our relative performance as the yield curve flattened over the period.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.73%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

ANNUAL REPORT / April 30, 2013

2

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2013 / ANNUAL REPORT

3

WILMINGTON BROAD MARKET BOND FUND – CLASS A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Broad Market Bond Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-0.73%
5 Years	4.79%
10 Years	3.93%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.17%
After Waivers	1.00%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Broad Market Bond Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

ANNUAL REPORT / April 30, 2013

4

WILMINGTON BROAD MARKET BOND FUND – CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Broad Market Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	4.32%
5 Years	6.07%
10 Years	4.67%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.92%
After Waivers	0.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the BCAB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Broad Market Bond Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

April 30, 2013 / ANNUAL REPORT

5

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 2.90%* for Class A Shares, and 3.15%* for Class I Shares, versus its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index**, which had a total return of 3.23% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 3.84%.

This past fiscal year saw record low interest rates, slow but steady economic growth, low inflation, additional quantitative easing from the Federal Reserve and a continuation of the search for yield by investors in this ultra-low interest rate environment. The search for yield contributed to the corporate bond market producing its second best year of outperformance as measured by excess returns for 2012.

The tepid economic recovery continued as Gross Domestic Product (“GDP”) grew at only a 1.8% rate for the year ended March 31, 2013, slightly slower than the prior year’s pace of 2.1%. Uncertainty surrounding fiscal policy, higher taxes and cuts in government spending brought on from the sequestration were some of the head-winds leading to slower growth. Consumers and business managers continue to remain cautious in their spending given these head-winds. On a positive note, the housing market is improving as evidenced by rising home prices and housing starts reaching a 5-year high.

The Federal Reserve (the “Fed”) maintained its accommodative monetary policy during the fiscal year and announced a 3rd round of quantitative easing last September that increased its monthly buying of mortgage and Treasury bonds to $85 billion per month. The Fed’s goal is to keep long-term interest rates low enough to continue to aid the housing market and stimulate the economy. The Fed has stated that it will maintain its policies until the unemployment rate declines to at least 6.5% and inflation moves up to 2%. Currently, the unemployment rate is at 7.5%, down from 8.1% a year ago. Although job growth has improved, it still remains slower than during past recoveries. The slack in the overall economy coupled with lower energy prices and wage growth of only 2% has caused the Consumer Price Index (“CPI”) to decline to 1.1% for the past year. Given the Fed’s mandate to lower unemployment and allow inflation to rise, we expect the current low interest rate polices to be maintained for the foreseeable future.

The combination of low inflation, slow economic growth, the Fed’s accommodative policies and concerns over the European debt crisis caused 10-year treasury yields to decline to a record low yield of 1.38% last July. Over the past year, interest rates declined all along the yield curve. Longer-term interest rates declined more than shorter-term interest rates causing the yield curve to flatten. At April 30, 2013, the 10-year treasury yield was 1.67%, down 24 basis points from April 30, 2012.

Source: Bloomberg, May 1, 2013

The corporate bond market continued to benefit as investors sought higher yields. With corporate balance sheets flush with cash and improving earnings, investors required smaller risk premiums. For the 12 months ended April 30, 2013, the average risk premium as measured by Barclays declined by 50 basis points to 135 basis points for the average investment grade bond.

Source: Barclays Capital, May 1, 2013

Looking forward, we expect economic growth to remain slow, inflation to remain low and the Fed to continue with its low interest rate policies. However, as the unemployment rate moves lower we do expect interest rates to slowly move higher as the Fed will look to taper its Quantitative Easing.

The modest underperformance of the Fund relative to the benchmark can be attributed to the following factors. For the balance of the year, the Fund maintained an average duration that was shorter than the benchmark index. Therefore, the Fund did not benefit to the same degree as its benchmark from the lower level of interest rates. In addition, the Fund was positioned to benefit from a steeper yield curve and a rise in longer-term interest rates. As highlighted above, longer-term interest rates declined more than short-term interest rates due to lower than expected inflation and weaker than expected economic growth. This flattening of the Treasury yield curve also detracted from Fund performance. Finally, the Fund did benefit from its overweight position in corporate bonds. However, the Fund’s higher quality composition relative to the benchmark also detracted from performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.72%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or

ANNUAL REPORT / April 30, 2013

6

other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2013 / ANNUAL REPORT

7

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Intermediate-Term Bond Fund (Class A) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2013, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-1.72%
5 Years	4.79%
Start of Performance (8/18/03)	4.37%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.95%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

8

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Intermediate-Term Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	3.15%
5 Years	6.04%
10 Years	4.80%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.60%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the BCIGC assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

April 30, 2013 / ANNUAL REPORT

9

WILMINGTON SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Short-Term Corporate Bond Fund (the “Fund”) had a total return of 1.66%* for Class A Shares and 1.91%* for Class I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 1.04%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 2.50%.

This past fiscal year saw record low interest rates, slow but steady economic growth, low inflation, additional quantitative easing from the Federal Reserve and a continuation of the search for yield by investors in this ultra-low interest rate environment. The search for yield contributed to the corporate bond market producing its second best year of outperformance as measured by excess returns for 2012.

The tepid economic recovery continued as Gross Domestic Products (“GDP”) grew at only a 1.8% rate for the year ended March 31, 2013, slightly slower than the prior year’s pace of 2.1%. Uncertainty surrounding fiscal policy, higher taxes and cuts in government spending brought on from the sequestration were some of the head-winds leading to slower growth. Consumers and business managers continue to remain cautious in their spending given these head-winds. On a positive note, the housing market is improving as evidenced by rising home prices and housing starts reaching a 5-year high.

The Federal Reserve (the “Fed”) maintained its accommodative monetary policy during the fiscal year and announced a 3rd round of quantitative easing last September that increased its monthly buying of mortgage and Treasury bonds to $85 billion per month. The Fed’s goal is to keep long-term interest rates low enough to continue to aid the housing market and stimulate the economy. The Fed has stated that it will maintain its policies until the unemployment rate declines to at least 6.5% and inflation moves up to 2%. Currently, the unemployment rate is at 7.5%, down from 8.1% a year ago. Although job growth has improved, it still remains slower than during past recoveries. The slack in the overall economy coupled with lower energy prices and wage growth of only 2% has caused the Consumer Price Index (“CPI”) to decline to 1.1% for the past year. Given the Fed’s mandate to lower unemployment and allow inflation to rise, we expect the current low interest rate polices to be maintained for the foreseeable future.

The combination of low inflation, slow economic growth, the Fed’s accommodative policies and concerns over the European debt crisis caused 10-year treasury yields to decline to a record low yield of 1.38% last July. Over the past year, interest rates declined all along the yield curve. Longer-term interest rates declined more than shorter-term interest rates causing the yield curve to flatten. At April 30, 2013, the 10-year treasury yield was 1.67%, down 24 basis points from April 30, 2012.

Source: Bloomberg, May 1, 2013

The corporate bond market continued to benefit as investors sought higher yields. With corporate balance sheets flush with cash and improving earnings, investors required smaller risk premiums. For the 12 months ended April 30, 2013, the average risk premium as measured by Barclays declined by 50 basis points to 135 basis points for the average investment grade bond.

Source: Barclays Capital, May 1, 2013

Looking forward, we expect economic growth to remain slow, inflation to remain low and the Fed to continue with its low interest rate policies. However, as the unemployment rate moves lower we do expect interest rates to slowly move higher as the Fed will look to taper its Quantitative Easing.

The Fund focused on investment grade corporate securities with three to five year maturities. Over the course of the year, the Fund sold lower yielding U.S. Treasuries and U.S. Government Agencies, favoring higher yielding corporate securities. In addition, because the 1- to 5-year corporate yield curve was deemed to be very steep, the Fund sold corporate securities with maturities less than one year, and purchased corporate securities with greater durations as well as higher yields. The strategy of increasing our allocation to the corporate sector aided our outperformance to the benchmark. Recently, the Fund has increased its allocation to floating rate notes, anticipating higher future interest rates. The Fund’s overall duration profile over the year was slightly shorter than the benchmark. As interest rates fell slightly over the course of the year, our duration posture detracted from our relative performance versus the benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.09%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

ANNUAL REPORT / April 30, 2013

10

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2013 / ANNUAL REPORT

11

WILMINGTON SHORT-TERM CORPORATE BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short-Term Corporate Bond Fund (Class A) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2013, compared to the Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index (“BC1-3GCB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-0.09%
5 Years	2.57%
Start of Performance (8/25/03)	2.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.86%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

12

WILMINGTON SHORT-TERM CORPORATE BOND FUND – CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Short-Term Corporate Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	1.91%
5 Years	3.14%
10 Years	3.09%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and BC1-3GCB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	Performance prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the Wilmington Short-Term Corporate Bond Fund acquired pursuant to a reorganization that date.

April 30, 2013 / ANNUAL REPORT

13

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Short Duration Government Bond Fund (the “Fund”) had a total return of 0.82%* for Class A Shares, and 1.07%* for Class I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index**, which had a total return of 0.55%, and its peer group, the Lipper Short U.S. Government Bond Funds Average***, which had a total return of 0.49%.

This past fiscal year saw record low interest rates, slow but steady economic growth, low inflation, additional quantitative easing from the Federal Reserve and a continuation of the search for yield by investors in this ultra-low interest rate environment. The search for yield contributed to the corporate bond market producing its second best year of outperformance as measured by excess returns for 2012.

The tepid economic recovery continued as Gross Domestic Product (“GDP”) grew at only a 1.8% rate for the year ended March 31, 2013, slightly slower than the prior year’s pace of 2.1%. Uncertainty surrounding fiscal policy, higher taxes and cuts in government spending brought on from the sequestration were some of the head-winds leading to slower growth. Consumers and business managers continue to remain cautious in their spending given these head-winds. On a positive note, the housing market is improving as evidenced by rising home prices and housing starts reaching a 5-year high.

The Federal Reserve (the “Fed”) maintained its accommodative monetary policy during the fiscal year and announced a 3rd round of quantitative easing last September that increased its monthly buying of mortgage and Treasury bonds to $85 billion per month. The Fed’s goal is to keep long-term interest rates low enough to continue to aid the housing market and stimulate the economy. The Fed has stated that it will maintain its policies until the unemployment rate declines to at least 6.5% and inflation moves up to 2%. Currently, the unemployment rate is at 7.5%, down from 8.1% a year ago. Although job growth has improved, it still remains slower than during past recoveries. The slack in the overall economy coupled with lower energy prices and wage growth of only 2% has caused the Consumer Price Index (“CPI”) to decline to 1.1% for the past year. Given the Fed’s mandate to lower unemployment and allow inflation to rise, we expect the current low interest rate polices to be maintained for the foreseeable future.

The combination of low inflation, slow economic growth, the Fed’s accommodative policies and concerns over the European debt crisis caused 10-year treasury yields to decline to a record low yield of 1.38% last July. Over the past year, interest rates declined all along the yield curve. Longer-term interest rates declined more than shorter-term interest rates causing the yield curve to flatten. At April 30 2013, the 10-year treasury yield was 1.67%, down 24 basis points from April 30, 2012.

Source: Bloomberg, May 1, 2013

The corporate bond market continued to benefit as investors sought higher yields. With corporate balance sheets flush with cash and improving earnings, investors required smaller risk premiums. For the 12 months ended April 30, 2013, the average risk premium as measured by Barclays declined by 50 basis points to 135 basis points for the average investment grade bond.

Source: Barclays Capital, May 1, 2013

Looking forward, we expect economic growth to remain slow, inflation to remain low and the Fed to continue with its low interest rate policies. However, as the unemployment rate moves lower we do expect interest rates to slowly move higher as the Fed will look to taper its Quantitative Easing.

The outperformance of the Fund can be attributed to our strategy to overweight the higher yielding mortgage backed securities sector. In addition, our yield curve strategy to allocate some assets of the Fund to the intermediate portion of the yield curve also aided performance as the yield curve flattened with intermediate maturity yields falling more than short-term yields.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.91%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. This index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2013

14

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2013 / ANNUAL REPORT

15

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short Duration Government Bond Fund (Class A) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2013, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-0.91%
5 Years	2.05%
Start of Performance (8/18/03)	2.59%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.18%
After Waivers	0.89%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2

The performance for the BC1-3GB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

16

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Short Duration Government Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	1.07%
5 Years	2.66%
10 Years	2.86%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.93%
After Waivers	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the BC1-3GB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013 / ANNUAL REPORT

17

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 3.74%* for Class A Shares and 4.06%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 4.71%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 3.98%.

The business of forecasting the timing, size, and direction of interest rate changes is an uncertain one. For this reason, we manage our clients’ municipal fixed income portfolios without expressing a view about the future path of interest rates. We do, however, recognize that many investors do not view the markets in this mannaer through our practical and dispassionate lens. Sentiment can drive relative valuations and create opportunity for nimble investors, and attitudes seemed to turn decidedly negative toward interest rates during the quarter. Many investors have been poised for higher rates over the last three years. Those who shortened their portfolios’ duration—simply, their sensitivity to interest rates, which move in the opposite direction of bond prices—in anticipation of higher rates likely experienced lost opportunities as interest rates fell over that same period.

What has changed to drive up that negative sentiment? First, investors have become increasingly enamored by equities once again. Time heals all wounds, and we are now five years from the 2008 financial meltdown. Many investors have been willing to increase their exposures to riskier assets, such as equities, at a time when domestic stock markets are at record highs, finally breaking through pre-crisis levels. Second, several core economic indicators appear to be trending higher. As recently as the last week of March, many economic prognosticators were lifting their gross domestic product estimates for the first quarter. According to a monthly Bloomberg survey, economists now believe the economy grew at a 2.0% annualized rate during the quarter, up from a 1.5% projected rate in January. Certainly the employment estimates for March caught some economists off guard and, naturally, survey trends can reverse as new and revised data is released.

Nevertheless, investors are diversifying out of fixed income into equities, or shifting their bond portfolios to reduce their interest rate exposure. Evidence of these moves can be gleaned from the weekly flows into and out of tax-exempt bond mutual funds, as measured by Lipper: Investors were net sellers of tax-exempt bond funds, including long-term funds, during the six weeks ended May 1, but they were net buyers of intermediate-term funds.

The S&P Municipal Intermediate Index posted a 1.63% total return during the first four months of 2013, with mixed monthly results. Positive results in January and February (which themselves were a recovery from a weak December) were followed by a rise in rates and negative total returns in March. April reversed the March move and then some, as the Intermediate index was up nearly 1% for that month alone.

Total new municipal bond issuance reached about $117 billion year-to-date through the end of April versus $114 billion for the same period in 2012, about a 2.5% increase. The year started strong out of the gate, with January’s deals totaling almost $27 billion. That was a 53% increase over January 2012. February was slightly ahead of last year’s pace, with about $24 billion in supply, and March lagged on a year-over-year basis at $30.4 billion. April’s issuance of $34 billion was on par with April 2012 issuance. Thus far, California tops the leader board with almost $19.4 billion in deals, while Texas, New York, and New Jersey follow with $10.7, $9.9, and $7.1 billion, respectively.

Source: Bond Buyer, May 1, 2013

The Fund underperformed its benchmark. While the Fund and peer group performance are net of management fees, the benchmark returns reflect gross returns without any fee impact. One aspect hurting relative performance was the higher quality positions in the Fund. The lower rated bonds within the benchmark index (rated A and below) were stronger performers than the higher rated bonds (AA or better). The Fund was overweight inAAAbonds, offset by underweights in A and BBB rated bonds. Offsetting the negative impact of the quality positioning was an overweight to Healthcare bonds. The Fund’s nearly 5% overweight to high-grade healthcare bonds added to relative performance as the healthcare sector was one of the strongest performing sectors for the 12 months ending April 30, 2013.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.93% for the fiscal year ended April 30, 2013, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT / April 30, 2013

18

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Income may be subject to the federal alternative minimum tax.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2013 / ANNUAL REPORT

19

WILMINGTON MUNICIPAL BOND

FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Municipal Bond Fund (Class A) (the “Fund”) from December 19, 2005 to April 30, 2013, compared to the S&P Intermediate Municipal Index2.

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-0.93%
5 Years	4.31%
Start of Performance (12/19/05)	4.10%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.18%
After Waivers	0.87%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

20

WILMINGTON MUNICIPAL BOND

FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the S&P Intermediate Municipal Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	4.06%
5 Years	5.54%
10 Years	4.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.93%
After Waivers	0.62%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the S&P 500 Intermediate Municipal Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013 / ANNUAL REPORT

21

WILMINGTON MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Maryland Municipal Bond Fund (the “Fund”) had a total return of 2.92%* for Class A Shares and 3.31%* for Class I Shares, versus its primary benchmark, the S&P Municipal Bond Intermediate Index**, and its secondary benchmark, the Barclays Capital 10-Year Municipal Bond Index**, which had total returns of 4.71% and 5.21%, respectively. The Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average***, had a total return of 3.37%.

The business of forecasting the timing, size, and direction of interest rate changes is an uncertain one. For this reason, we manage our clients’ municipal fixed income portfolios without expressing a view about the future path of interest rates. We do, however, recognize that many investors do not view the markets through our practical and dispassionate lens. Sentiment can drive relative valuations and create opportunity for nimble investors, and attitudes seemed to turn decidedly negative toward interest rates during the quarter. Many investors have been poised for higher rates over the last three years. Those who shortened their portfolios’ duration—simply, their sensitivity to interest rates, which move in the opposite direction of bond prices—in anticipation of higher rates likely experienced lost opportunities as interest rates fell over that same period.

What has changed to drive up that negative sentiment? First, investors have become increasingly enamored by equities once again. Time heals all wounds, and we are now five years from the 2008 financial meltdown. Many investors have been willing to increase their exposures to riskier assets, such as equities, at a time when domestic stock markets are at record highs, finally breaking through pre-crisis levels. Second, several core economic indicators appear to be trending higher. As recently as the last week of March, many economic prognosticators were lifting their gross domestic product estimates for the first quarter. According to a monthly Bloomberg survey, economists now believe the economy grew at a 2.0% annualized rate during the quarter, up from a 1.5% projected rate in January. Certainly the employment estimates for March caught some economists off guard and, naturally, survey trends can reverse as new and revised data is released.

Nevertheless, investors are diversifying out of fixed income into equities, or shifting their bond portfolios to reduce their interest rate exposure. Evidence of these moves can be gleaned from the weekly flows into and out of tax-exempt bond mutual funds, as measured by Lipper: Investors were net sellers of tax-exempt bond funds, including long-term funds, during the six weeks ended May 1, but they were net buyers of intermediate-term funds.

The S&P Municipal Intermediate Index posted a 1.63% total return during the first four months of 2013, with mixed monthly results. Positive results in January and February (which themselves were a recovery from a weak December) were followed by a rise in rates and negative total returns in March. April reversed the March move and then some, as the Intermediate index was up nearly 1% for that month alone.

Total new municipal bond issuance reached about $117 billion year-to-date through the end of April versus $114 billion for the same period in 2012, about a 2.5% increase. The year started strong out of the gate, with January’s deals totaling almost $27 billion. That was a 53% increase over January

2012. February was slightly ahead of last year’s pace, with about $24 billion in supply, and March lagged on a year-over-year basis at $30.4 billion. April’s issuance of $34 billion was on par with April 2012 issuance. Thus far, California tops the leader board with almost $19.4 billion in deals, while Texas, New York, and New Jersey follow with $10.7, $9.9, and $7.1 billion, respectively.

Source: Bond Buyer, May 1, 2013

The Fund underperformed both its benchmark and its Lipper peer group. While the Fund and peer group performance are net of management fees, the benchmark returns reflect gross returns without any fee impact. The largest driver of the return difference between the benchmark index and the Fund was the underperformance of Maryland (MD) bonds versus the national market during the 12 months ending April 30. While the national intermediate index generated a 4.71% return, the MD component of that index returned nearly 100 basis points less at 3.73%. Beyond that large difference, there were other factors impacting the Fund’s relative performance, both positive and negative. Higher grade bonds underperformed lower grade bonds during the year and the Fund’s overweights in AA and AAA rated bonds were a further drag on performance. A positive influence on relative performance was the Fund’s significant overweight in healthcare bonds. That sector was among the strongest performers in the benchmark index and the Fund’s nearly 11% overweight was beneficial.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.72%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The Barclays Capital 3-, 5-, 10-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named Index. The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT / April 30, 2013

22

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Income may be subject to the federal alternative minimum tax.

April 30, 2013 / ANNUAL REPORT

23

WILMINGTON MARYLAND MUNICIPAL BOND FUND – CLASS A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Maryland Municipal Bond Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”)2, the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)2 and the S&P Intermediate Municipal Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-1.72%
5 Years	3.50%
10 Years	3.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.95%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC10MB, the BC7MB and the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index,and the represented index is unmanaged.

†	The Wilmington Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

ANNUAL REPORT / April 30, 2013

24

WILMINGTON MARYLAND MUNICIPAL BOND FUND – CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Maryland Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the BC10MB2, the BC7MB2 and the S&P Intermediate Municipal Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	3.31%
5 Years	4.67%
10 Years	3.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.67%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BC10MB, the BC7MB and the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index,and the represented index is unmanaged.

†	The Wilmington Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

April 30, 2013 / ANNUAL REPORT

25

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 3.48%* for Class A Shares and 3.74%* for Class I Shares, versus its primary benchmark, the S&P Municipal Bond Intermediate Index**, and its secondary benchmark, the Barclays Capital New York Tax-Exempt Index***, which had total returns of 4.71% and 4.85%, respectively. Its peer group, the Lipper New York Intermediate Municipal Debt Funds Average****, had a total return of 3.40%.

The business of forecasting the timing, size, and direction of interest rate changes is an uncertain one. For this reason, we manage our clients’ municipal fixed income portfolios without expressing a view about the future path of interest rates. We do, however, recognize that many investors do not view the markets through our practical and dispassionate lens. Sentiment can drive relative valuations and create opportunity for nimble investors, and attitudes seemed to turn decidedly negative toward interest rates during the quarter. Many investors have been poised for higher rates over the last three years. Those who shortened their portfolios’ duration—simply, their sensitivity to interest rates, which move in the opposite direction of bond prices—in anticipation of higher rates likely experienced lost opportunities as interest rates fell over that same period.

What has changed to drive up that negative sentiment? First, investors have become increasingly enamored by equities once again. Time heals all wounds, and we are now five years from the 2008 financial meltdown. Many investors have been willing to increase their exposures to riskier assets, such as equities, at a time when domestic stock markets are at record highs, finally breaking through pre-crisis levels. Second, several core economic indicators appear to be trending higher. As recently as the last week of March, many economic prognosticators were lifting their gross domestic product estimates for the first quarter. According to a monthly Bloomberg survey, economists now believe the economy grew at a 2.0% annualized rate during the quarter, up from a 1.5% projected rate in January. Certainly the employment estimates for March caught some economists off guard and, naturally, survey trends can reverse as new and revised data is released.

Nevertheless, investors are diversifying out of fixed income into equities, or shifting their bond portfolios to reduce their interest rate exposure. Evidence of these moves can be gleaned from the weekly flows into and out of tax-exempt bond mutual funds, as measured by Lipper: Investors were net sellers of tax-exempt bond funds, including long-term funds, during the six weeks ended May 1, but they were net buyers of intermediate-term funds.

The S&P Municipal Intermediate Index posted a 1.63% total return during the first four months of 2013, with mixed monthly results. Positive results in January and February (which themselves were a recovery from a weak December) were followed by a rise in rates and negative total returns in March. April reversed the March move and then some, as the Intermediate index was up nearly 1% for that month alone.

Total new municipal bond issuance reached about $117 billion year-to-date through the end of April versus $114 billion for the same period in 2012, about a 2.5% increase. The year started strong out of the gate, with January’s deals totaling almost $27 billion. That was a 53% increase over January 2012. February was slightly ahead of last year’s pace, with about $24 billion in supply, and March lagged on a year-over-year basis at $30.4 billion. April’s issuance of $34 billion was on par with April 2012 issuance. Thus far, California tops the leader board with almost $19.4 billion in deals, while Texas, New York, and New Jersey follow with $10.7, $9.9, and $7.1 billion, respectively.

Source: Bond Buyer, May 1, 2013

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of management fees, the benchmark returns reflect gross returns without any fee impact. The largest driver of the return difference between the primary benchmark index and the Fund was the underperformance of New York (NY) bonds versus the national market during the 12 months ending April 30. While the national intermediate index generated a 4.71% return, the NY component of that index returned over 50 basis points less at 4.16%. Beyond that large difference, there were other factors impacting the Fund’s relative performance, both positive and negative. Higher grade bonds underperformed lower grade bonds during the year and the Fund’s overweights in AA and AAA rated bonds were a further drag on performance. A positive influence on relative performance was the Fund’s significant overweight in appropriated bonds. That sector was among the strongest performers in the benchmark index and the Fund’s nearly 22% overweight was beneficial.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.19%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The index include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT / April 30, 2013

26

***

The Barclays Capital NewYork Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and pre-refunded bonds. The Barclays Capital 3-, 5-, 10-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named index. The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index is unmanaged and it is not possible to invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

New York Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing, and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions on New York City, however, would ultimately have an effect on the state.

Income may be subject to the federal alternative minimum tax.

April 30, 2013 / ANNUAL REPORT

27

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington New York Municipal Bond Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2 and the S&P Intermediate Municipal Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-1.19%
5 Years	3.20%
10 Years	3.12%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.84%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCNYTE and the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

28

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington New York Municipal Bond Fund (Class I) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2013, compared to the BCNYTE2 and the S&P Intermediate Municipal Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	3.74%
5 Years	4.38%
Start of Performance (8/18/03)	4.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.59%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCNYTE and the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013 / ANNUAL REPORT

29

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND
Actual
Class A	$1,000.00	$1,007.60	$4.93	0.99%
Class I	$1,000.00	$1,010.20	$3.24	0.65%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,019.89	$4.96	0.99%
Class I	$1,000.00	$1,021.57	$3.26	0.65%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
Class A	$1,000.00	$1,007.30	$4.63	0.93%
Class I	$1,000.00	$1,008.00	$2.99	0.60%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.18	$4.66	0.93%
Class I	$1,000.00	$1,021.82	$3.01	0.60%

WILMINGTON SHORT-TERM CORPORATE BOND FUND
Actual
Class A	$1,000.00	$1,005.50	$4.28	0.86%
Class I	$1,000.00	$1,005.80	$3.03	0.61%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.53	$4.31	0.86%
Class I	$1,000.00	$1,021.77	$3.06	0.61%

ANNUAL REPORT / April 30, 2013

30

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A	$1,000.00	$1,002.10	$4.42	0.89%
Class I	$1,000.00	$1,003.40	$3.18	0.64%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.38	$4.46	0.89%
Class I	$1,000.00	$1,021.62	$3.21	0.64%

WILMINGTON MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,011.80	$4.29	0.86%
Class I	$1,000.00	$1,013.80	$3.05	0.61%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.53	$4.31	0.86%
Class I	$1,000.00	$1,021.77	$3.06	0.61%

WILMINGTON MARYLAND MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,007.60	$4.73	0.95%
Class I	$1,000.00	$1,009.00	$3.34	0.67%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.08	$4.76	0.95%
Class I	$1,000.00	$1,021.47	$3.36	0.67%

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,010.70	$4.19	0.84%
Class I	$1,000.00	$1,012.90	$2.94	0.59%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.63	$4.21	0.84%
Class I	$1,000.00	$1,021.87	$2.96	0.59%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period.

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2013 / ANNUAL REPORT

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	59.3%
Mortgage-Backed Securities	21.9%
U.S. Treasury	13.3%
Collateralized Mortgage Obligations	4.4%
Government Agencies	4.0%
Enhanced Equipment Trust Certificates	0.7%
Asset-Backed Securities	0.6%
Municipal Bond	0.2%
Cash Equivalents[1]	3.4%
Other Assets and Liabilities – Net[2]	(7.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	5.5%
AA	2.9%
A	15.5%
BBB	40.5%
BB	2.5%
B	0.2%
CCC	0.3%
NR	3.4%
U.S. Government Agency Securities	23.7%
U.S. Treasuries	13.3%
Other Assets and Liabilities – Net[2]	(7.8)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

ASSET-BACKED SECURITIES – 0.6%

FINANCIAL SERVICES – 0.4%

LA Arena Funding LLC,
Series 1999-1, Class A, 7.66%, 12/15/26•,Ω	$1,147,175	$1,323,085

WHOLE LOAN – 0.2%

SLM Private Education Loan Trust,
Series 2011-A, Class A1,
1.20%, 10/15/24Δ,S,•,Ω	486,528	490,273

TOTAL ASSET-BACKED SECURITIES
(COST $1,633,703)		$1,813,358

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 1.2%

Banc of America Commercial Mortgage Trust,
Series 2007-2, Class A2, 5.63%, 4/10/49Δ,S	251,287	258,139

Extended Stay America Trust,
Series 2013-ESH5, Class A15,
1.28%, 12/05/31•,Ω	800,000	809,625

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2007-CIBC18, Class A4,
5.44%, 6/12/47	588,000	683,495

Description	Par Value	Value

Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A2,
5.83%, 5/12/39Δ,S	$420,226	$432,524

Morgan Stanley Capital I Trust,
Series 2004-IQ7, Class A4,
5.54%, 6/15/38Δ,S	886,948	915,365

Morgan Stanley Capital I Trust,
Series 2005-T19, Class AAB,
4.85%, 6/12/47	210,468	213,510

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,312,658

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.9%

Series 1988-23, Class C, 9.75%, 9/25/18	5,937	6,785

Series 2005-29, Class WC, 4.75%, 4/25/35	83,237	91,435

Series 2012-114, Class VM,
3.50%, 10/25/25	4,627,132	5,141,831

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$5,240,051

WHOLE LOAN – 1.3%

Banc of America Mortgage Trust,
Series 2004-A, Class 2A1,
2.92%, 2/25/34Δ,S	324,163	323,140

ANNUAL REPORT / April 30, 2013

32	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Countrywide Home Loan Mortgage
Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 6/25/19	$1,167,415	$1,174,993

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
2.90%, 11/25/35Δ	976,985	864,083

WaMu Mortgage Pass-Through Certificates,
Series 2004-CB1, Class 1A, 5.25%, 6/25/19	1,365,172	1,447,624

TOTAL WHOLE LOAN		$3,809,840

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $12,346,120)		$12,362,549

CORPORATE BONDS – 59.3%

AEROSPACE & DEFENSE – 1.1%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	1,735,000	1,872,440

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,117,439

TOTAL AEROSPACE & DEFENSE		$2,989,879

AUTO PARTS & EQUIPMENT – 0.1%

Johnson Controls, Inc.,
Sr. Unsecured, 1.75%, 3/01/14	250,000	252,765

AUTOMOTIVE – 2.5%

Daimler Finance North America LLC,
Company Guaranteed, 3.88%, 9/15/21•,Ω	250,000	275,338

Ford Motor Credit Co., LLC,
Sr. Unsecured, 3.88%, 1/15/15	800,000	833,699

Ford Motor Credit Co., LLC,
Sr. Unsecured, 7.00%, 4/15/15	250,000	275,870

Ford Motor Credit Co., LLC,
Sr. Unsecured, 3.00%, 6/12/17	1,200,000	1,246,396

Ford Motor Credit Co., LLC,
Sr. Unsecured, 6.63%, 8/15/17	250,000	294,029

Ford Motor Credit Co., LLC,
Sr. Unsecured, 5.75%, 2/01/21	500,000	579,812

Ford Motor Credit Co., LLC,
Sr. Unsecured, 5.88%, 8/02/21	1,000,000	1,167,367

Ford Motor Credit Co., LLC,
Sr. Unsecured, 4.25%, 9/20/22	450,000	476,834

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17•,Ω	300,000	318,750

Harley-Davidson Funding Corp.,
Company Guaranteed, 5.75%, 12/15/14•,Ω	500,000	538,331

Hyundai Capital America,
Company Guaranteed, 4.00%, 6/08/17•,Ω	250,000	270,503

Hyundai Capital America,
Sr. Unsecured, 1.63%, 10/02/15•,Ω	250,000	251,336

Hyundai Capital Services, Inc.,
Sr. Unsecured, 3.50%, 9/13/17•,Ω	250,000	266,867

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 2.05%, 1/12/17	300,000	311,394

TOTAL AUTOMOTIVE		$7,106,526

Description	Par Value	Value

BEVERAGES – 0.7%

Anheuser-Busch InBev Worldwide, Inc.,
Company Guaranteed, 8.20%, 1/15/39	$500,000	$833,062

Coca-Cola Enterprises, Inc.,
Sr. Unsecured, 3.25%, 8/19/21	150,000	158,050

Diageo Capital PLC,
Company Guaranteed, 3.88%, 4/29/43	390,000	388,352

Dr Pepper Snapple Group, Inc.,
Company Guaranteed, 2.60%, 1/15/19	500,000	523,110

Dr Pepper Snapple Group, Inc.,
Company Guaranteed, 2.00%, 1/15/20	215,000	214,480

TOTAL BEVERAGES		$2,117,054

BUILDING MATERIALS – 0.4%

Masco Corp.,
Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,048,497

CAPITAL MARKETS – 4.4%

Bank of New York Mellon Corp.,
Sr. Unsecured, MTN, 2.30%, 7/28/16	1,000,000	1,051,155

BlackRock, Inc.,
Sr. Unsecured, 5.00%, 12/10/19	250,000	299,171

BlackRock, Inc.,
Sr. Unsecured, 3.38%, 6/01/22	850,000	912,317

BNY Institutional Capital Trust A,
Limited Guarantee, 7.78%, 12/01/26•,Ω	1,500,000	1,530,937

Charles Schwab Corp.,
Sr. Unsecured, 4.45%, 7/22/20	250,000	290,006

Charles Schwab Corp.,
Sr. Unsecured, MTN, 6.38%, 9/01/17	1,000,000	1,200,517

Goldman Sachs Group, Inc.,
Sr. Notes, 3.30%, 5/03/15	1,000,000	1,041,093

Goldman Sachs Group, Inc.,
Sr. Unsecured, FRN, 1.48%, 4/30/18Δ,S	1,850,000	1,847,728

Merrill Lynch & Co., Inc.,
Sr. Unsecured, MTN, 5.45%, 7/15/14	400,000	420,980

Morgan Stanley,
Sr. Unsecured, 1.88%, 1/24/14Δ,S	450,000	453,141

Morgan Stanley,
Sr. Unsecured, 4.20%, 11/20/14	1,000,000	1,046,807

Morgan Stanley,
Sr. Unsecured, 1.54%, 2/25/16Δ,S	1,050,000	1,057,334

Raymond James Financial, Inc.,
Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,067,147

State Street Corp.,
Sr. Unsecured, 4.30%, 5/30/14	250,000	260,713

TOTAL CAPITAL MARKETS		$12,479,046

CHEMICALS – 0.9%

Dow Chemical Co.,
Sr. Unsecured, 4.13%, 11/15/21	500,000	546,858

Dow Chemical Co.,
Sr. Unsecured, 3.00%, 11/15/22	1,555,000	1,564,193

Dow Chemical Co.,
Sr. Unsecured, 5.25%, 11/15/41	500,000	567,906

TOTAL CHEMICALS		$2,678,957

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	33

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

COAL – 0.2%

Consol Energy, Inc.,
Company Guaranteed, 8.00%, 4/01/17	$625,000	$680,469

COMMERCIAL BANKS – 5.1%

BB&T Corp.,
Sr. Unsecured, MTN, 3.20%, 3/15/16	700,000	743,789

BB&T Corp.,
Sr. Unsecured, MTN, 6.85%, 4/30/19	905,000	1,160,573

Comerica, Inc.,
Sr. Unsecured, 3.00%, 9/16/15	1,300,000	1,371,764

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,320,940

KeyCorp,
Sr. Unsecured, MTN, 6.50%, 5/14/13S	1,000,000	1,002,212

PNC Bank N.A.,
Subordinated, 2.95%, 1/30/23	350,000	354,189

PNC Funding Corp.,
Bank Guaranteed, 0.48%, 1/31/14Δ,S	500,000	500,399

Royal Bank of Canada,
Sr. Unsecured, 2.30%, 7/20/16	1,500,000	1,569,632

SunTrust Banks, Inc.,
Sr. Unsecured, 3.60%, 4/15/16	2,100,000	2,247,005

Toronto-Dominion Bank,
Sr. Unsecured, 2.50%, 7/14/16	1,000,000	1,052,480

U.S. Bancorp,
Sr. Unsecured, MTN, 2.20%, 11/15/16	500,000	524,188

Wells Fargo & Co.,
Sr. Unsecured, 1.25%, 2/13/15	240,000	242,630

Wells Fargo & Co.,
Sr. Unsecured, 3.68%, 6/15/16	500,000	540,023

Wells Fargo & Co.,
Sr. Unsecured, 3.50%, 3/08/22	750,000	804,964

Wells Fargo & Co.,
Subordinated, 3.45%, 2/13/23	820,000	835,105

TOTAL COMMERCIAL BANKS		$14,269,893

COMMERCIAL FINANCE – 1.0%

General Electric Capital Corp.,
Sr. Unsecured, 0.47%, 10/06/15Δ,S	200,000	199,056

General Electric Capital Corp.,
Sr. Unsecured, 2.90%, 1/09/17	1,000,000	1,061,459

General Electric Capital Corp.,
Subordinated, 5.30%, 2/11/21	250,000	290,935

International Lease Finance Corp.,
Sr. Unsecured, 5.88%, 5/01/13	1,150,000	1,150,141

TOTAL COMMERCIAL FINANCE		$2,701,591

COMPUTERS – 0.9%

Apple, Inc.,
Sr. Unsecured, 3.85%, 5/04/43††	860,000	854,995

Hewlett-Packard Co.,
Sr. Unsecured, 2.20%, 12/01/15#	500,000	512,214

Hewlett-Packard Co.,
Sr. Unsecured, 3.00%, 9/15/16	500,000	518,198

Description	Par Value	Value

Hewlett-Packard Co.,
Sr. Unsecured, 2.60%, 9/15/17	$500,000	$510,911

International Business Machines Corp.,
Sr. Unsecured, 1.95%, 7/22/16	275,000	284,551

TOTAL COMPUTERS		$2,680,869

CONSUMER FINANCE – 0.6%

American Express Co.,
Sr. Unsecured, 4.88%, 7/15/13S	335,000	338,001

Capital One Financial Corp.,
Sr. Unsecured, 7.38%, 5/23/14	250,000	267,797

SLM Corp.,
Sr. Unsecured, MTN, 5.00%, 10/01/13S	1,000,000	1,018,181

TOTAL CONSUMER FINANCE		$1,623,979

DIVERSIFIED FINANCIAL SERVICES – 3.9%

Bank of America Corp.,
Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,442,284

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	1,275,000	1,278,720

Bank of America Corp.,
Sr. Unsecured, MTN, 1.35%, 3/22/18Δ,S	1,500,000	1,499,634

Citigroup, Inc.,
Sr. Unsecured, 0.41%, 3/07/14Δ,S	275,000	274,462

Citigroup, Inc.,
Sr. Unsecured, 5.50%, 10/15/14	500,000	533,064

Citigroup, Inc.,
Sr. Unsecured, 1.25%, 1/15/16	500,000	501,610

Citigroup, Inc.,
Sr. Unsecured, 4.45%, 1/10/17	250,000	276,874

Citigroup, Inc.,
Sr. Unsecured, 6.13%, 5/15/18	275,000	331,187

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39•,Ω	1,000,000	1,263,992

JPMorgan Chase & Co.,
Sr. Unsecured, 4.65%, 6/01/14	500,000	522,057

JPMorgan Chase & Co.,
Sr. Unsecured, 2.60%, 1/15/16	500,000	521,276

JPMorgan Chase & Co.,
Sr. Unsecured, 2.00%, 8/15/17	1,100,000	1,128,060

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	150,000	178,457

JPMorgan Chase & Co.,
Sr. Unsecured, 4.63%, 5/10/21	100,000	113,964

JPMorgan Chase & Co.,
Sub. Notes, 3.38%, 5/01/23	380,000	379,571

JPMorgan Chase Capital XXIII,
Limited Guarantee, 1.29%, 5/15/47Δ,S	1,000,000	800,327

TOTAL DIVERSIFIED FINANCIAL SERVICES		$11,045,539

EDUCATION – 0.2%

Stanford University,
Bonds, 4.75%, 5/01/19	500,000	598,231

ELECTRIC – 5.0%

Ameren Illinois Co.,
Sr. Secured, 9.75%, 11/15/18	600,000	847,262

ANNUAL REPORT / April 30, 2013

34	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

CMS Energy Corp.,
Sr. Unsecured, 4.25%, 9/30/15	$2,000,000	$2,152,500

CMS Energy Corp.,
Sr. Unsecured, 6.55%, 7/17/17	300,000	360,000

Commonwealth Edison Co.,
1st Mortgage, 1.95%, 9/01/16	1,000,000	1,037,388

Dominion Resources, Inc.,
Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	576,279

DTE Energy Co.,
Sr. Unsecured, 7.63%, 5/15/14	250,000	267,674

Duke Energy Corp.,
Sr. Unsecured, 6.30%, 2/01/14	714,000	744,374

Duke Energy Florida, Inc.,
1st Mortgage, 6.35%, 9/15/37	425,000	581,277

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	2,000,000	2,226,048

Exelon Generation Co., LLC,
Sr. Unsecured, 5.35%, 1/15/14	2,000,000	2,066,902

Exelon Generation Co., LLC,
Sr. Unsecured, 6.20%, 10/01/17#	650,000	767,584

FirstEnergy Corp.,
Series A, Sr. Unsecured, 2.75%, 3/15/18	285,000	290,018

Pacific Gas & Electric Co.,
Sr. Unsecured, 3.25%, 9/15/21	125,000	134,597

System Energy Resources, Inc.,
1st Mortgage, 4.10%, 4/01/23	500,000	531,029

UIL Holdings Corp.,
Sr. Unsecured, 4.63%, 10/01/20	1,500,000	1,625,742

TOTAL ELECTRIC		$14,208,674

ENVIRONMENTAL CONTROL – 0.5%

Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	1,465,000	1,538,129

FOOD PRODUCTS – 1.1%

Kellogg Co.,
Sr. Unsecured, 1.88%, 11/17/16	1,000,000	1,032,861

McCormick & Co., Inc.,
Sr. Unsecured, 5.75%, 12/15/17	500,000	599,269

McCormick & Co., Inc.,
Sr. Unsecured, 3.90%, 7/15/21	500,000	553,612

Mondelez International, Inc.,
Sr. Unsecured, 5.25%, 10/01/13	400,000	407,886

WM Wrigley Jr. Co.,
Sr. Secured, 3.70%, 6/30/14•,Ω	500,000	514,834

TOTAL FOOD PRODUCTS		$3,108,462

FOOD RETAILING – 0.4%

Kroger Co.,
Company Guaranteed, 3.90%, 10/01/15	250,000	268,257

Kroger Co.,
Company Guaranteed, 8.00%, 9/15/29	500,000	675,182

Kroger Co.,
Sr. Unsecured, 2.20%, 1/15/17	250,000	258,795

TOTAL FOOD RETAILING		$1,202,234

Description	Par Value	Value

FOREST PRODUCTS & PAPER – 0.8%

International Paper Co.,
Sr. Unsecured, 5.30%, 4/01/15	$2,000,000	$2,163,006

HEALTH CARE PROVIDERS & SERVICES – 0.4%

UnitedHealth Group, Inc.,
Sr. Unsecured, 6.00%, 6/15/17	250,000	298,674

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.75%, 2/15/23	560,000	565,346

UnitedHealth Group, Inc.,
Sr. Unsecured, 3.95%, 10/15/42	290,000	284,604

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,148,624

HOME FURNISHINGS – 0.8%

Whirlpool Corp.,
Notes, MTN, 5.15%, 3/01/43	210,000	221,619

Whirlpool Corp.,
Sr. Unsecured, 6.50%, 6/15/16	350,000	400,624

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,671,209

TOTAL HOME FURNISHINGS		$2,293,452

HOUSEHOLD PRODUCTS – 0.6%

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	1,465,000	1,573,809

INSURANCE – 3.5%

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.40%, 5/15/42	2,000,000	2,086,128

CNA Financial Corp.,
Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,202,490

Lincoln National Corp.,
Sr. Unsecured, 4.20%, 3/15/22#	1,000,000	1,108,120

MetLife, Inc.,
Sr. Unsecured, 5.00%, 6/15/15	400,000	435,063

MetLife, Inc.,
Sr. Unsecured, 4.75%, 2/08/21	500,000	583,981

Principal Financial Group, Inc.,
Company Guaranteed, 3.30%, 9/15/22	250,000	259,751

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 3.88%, 1/14/15	1,000,000	1,052,002

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 6.20%, 1/15/15	500,000	544,295

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 3.00%, 5/12/16	1,000,000	1,059,172

WR Berkley Corp.,
Sr. Unsecured, 7.38%, 9/15/19	280,000	353,572

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,109,348

TOTAL INSURANCE		$9,793,922

INTERNET SOFTWARE & SERVICES – 0.2%

eBay, Inc.,
Sr. Unsecured, 1.63%, 10/15/15	500,000	514,495

IRON/STEEL – 0.4%

Cliffs Natural Resources, Inc.,
Sr. Unsecured, 3.95%, 1/15/18	1,030,000	1,044,901

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	35

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

LEISURE TIME – 0.1%

Royal Caribbean Cruises Ltd.,
Sr. Unsecured, 7.00%, 6/15/13S	$300,000	$302,262

MEDIA – 4.2%

Comcast Corp.,
Company Guaranteed, 5.90%, 3/15/16	1,000,000	1,145,056

Comcast Corp.,
Company Guaranteed, 4.65%, 7/15/42	825,000	907,955

COX Communications, Inc.,
Sr. Unsecured, 4.50%, 6/30/43•,Ω	1,900,000	1,903,305

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	1,.500,000	1,602,399

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 5.15%, 3/15/42	500,000	512,233

NBCUniversal Enterprise, Inc.,
Company Guaranteed, 0.82%, 4/15/16Δ,•,Ω	420,000	420,398

NBCUniversal Media LLC,
Company Guaranteed, 3.65%, 4/30/15	480,000	509,098

TCI Communications, Inc.,
Sr. Unsecured, 8.75%, 8/01/15	400,000	470,646

Time Warner, Inc.,
Company Guaranteed, 5.88%, 11/15/16	1,500,000	1,747,350

Viacom, Inc.,
Sr. Unsecured, 4.38%, 9/15/14	350,000	367,343

Viacom, Inc.,
Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,204,760

Viacom, Inc.,
Sr. Unsecured, 3.88%, 12/15/21	850,000	925,732

TOTAL MEDIA		$11,716,275

METALS & MINING – 1.4%

Alcoa, Inc.,
Sr. Unsecured, 5.72%, 2/23/19	550,000	596,043

Barrick Gold Corp.,
Sr. Unsecured, 2.50%, 5/01/18•,Ω	500,000	503,021

Barrick Gold Corp.,
Sr. Unsecured, 5.25%, 4/01/42	2,000,000	1,911,502

Rio Tinto Finance USA Ltd.,
Company Guaranteed, 9.00%, 5/01/19	750,000	1,038,979

TOTAL METALS & MINING		$4,049,545

MISCELLANEOUS MANUFACTURING – 1.8%

Eaton Corp.,
Company Guaranteed, 2.75%, 11/02/22•,Ω	250,000	253,172

Eaton Corp.,
Company Guaranteed, 4.00%, 11/02/32•,Ω	400,000	412,690

GE Capital Trust I,
Limited Guaranteed, 6.38%, 11/15/67Δ	1,000,000	1,068,750

General Electric Co.,
Sr. Unsecured, 4.13%, 10/09/42	795,000	845,814

Ingersoll-Rand Co.,
Series B, Company Guaranteed,
6.02%, 2/15/28	900,000	1,075,895

Description	Par Value	Value

Ingersoll-Rand Global Holding Co., Ltd.,
Company Guaranteed, 6.00%, 8/15/13S	$700,000	$711,255

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.40%, 3/15/17	250,000	254,410

Textron, Inc.,
Sr. Unsecured, 6.20%, 3/15/15	500,000	543,339

TOTAL MISCELLANEOUS MANUFACTURING		$5,165,325

OIL & GAS – 4.1%

Anadarko Finance Co.,
Series B, Company Guaranteed,
7.50%, 5/01/31	1,000,000	1,379,680

Anadarko Petroleum Corp.,
Sr. Unsecured, 5.75%, 6/15/14	250,000	263,341

BP Capital Markets PLC,
Company Guaranteed, 3.20%, 3/11/16	300,000	320,698

Murphy Oil Corp.,
Sr. Unsecured, 5.13%, 12/01/42	1,540,000	1,495,706

Nabors Industries, Inc.,
Company Guaranteed, 4.63%, 9/15/21	500,000	527,165

Phillips 66,
Company Guaranteed, 2.95%, 5/01/17	1,250,000	1,331,319

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	500,000	560,518

Sempra Energy,
Sr. Unsecured, 1.04%, 3/15/14Δ,S	1,000,000	1,004,454

Sempra Energy,
Sr. Unsecured, 6.50%, 6/01/16	500,000	581,336

Sunoco, Inc.,
Company Guaranteed, 9.63%, 4/15/15	550,000	637,478

Transocean, Inc.,
Company Guaranteed, 4.95%, 11/15/15	450,000	487,441

Transocean, Inc.,
Company Guaranteed, 6.50%, 11/15/20	1,175,000	1,395,683

Valero Energy Corp.,
Company Guaranteed, 4.75%, 4/01/14	550,000	570,832

Valero Energy Corp.,
Company Guaranteed, 4.50%, 2/01/15	1,000,000	1,064,425

TOTAL OIL & GAS		$11,620,076

OIL & GAS FIELD SERVICES – 0.4%

Weatherford International Ltd.,
Company Guaranteed, 6.00%, 3/15/18	1,000,000	1,150,284

PHARMACEUTICALS – 0.8%

AbbVie, Inc.,
Sr. Unsecured, 2.90%, 11/06/22•,Ω	850,000	869,311

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42•,Ω	460,000	486,039

Teva Pharmaceutical Finance Co. BV,
Company Guaranteed, 2.40%, 11/10/16	400,000	420,697

Zoetis, Inc.,
Sr. Unsecured, 4.70%, 2/01/43•,Ω	400,000	423,987

TOTAL PHARMACEUTICALS		$2,200,034

ANNUAL REPORT / April 30, 2013

36	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

PIPELINES – 2.6%

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23	$870,000	$887,307

Enterprise Products Operating LLC,
Company Guaranteed, 5.70%, 2/15/42	500,000	597,283

Enterprise Products Operating LLC,
Series B, Company Guaranteed,
7.03%, 1/15/68Δ	2,000,000	2,325,000

NuStar Pipeline Operating Partnership, LP,
Company Guaranteed, 5.88%, 6/01/13S	1,250,000	1,252,097

Plains All American Pipeline LP / PAA Finance Corp.,
Sr. Unsecured, 5.00%, 2/01/21	500,000	588,714

Plains All American Pipeline LP / PAA Finance Corp.,
Sr. Unsecured, 3.65%, 6/01/22	1,000,000	1,082,854

Rockies Express Pipeline LLC,
Sr. Unsecured, 5.63%, 4/15/20•,Ω	500,000	470,625

TOTAL PIPELINES		$7,203,880

REAL ESTATE INVESTMENT TRUSTS – 4.6%

BioMed Realty LP,
Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,068,790

Boston Properties LP,
Sr. Unsecured, 5.00%, 6/01/15	650,000	705,800

CommonWealth REIT,
Sr. Unsecured, 6.65%, 1/15/18	500,000	566,188

Digital Realty Trust LP,
Company Guaranteed, 5.25%, 3/15/21	500,000	570,828

HCP, Inc.,
Sr. Unsecured, MTN, 6.30%, 9/15/16	500,000	581,741

Health Care REIT, Inc.,
Sr. Unsecured, 4.95%, 1/15/21	1,000,000	1,133,257

Health Care REIT, Inc.,
Sr. Unsecured, 5.25%, 1/15/22	250,000	291,564

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	975,000	995,420

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17#	2,215,000	2,262,162

Mack-Cali Realty LP,
Sr. Unsecured, 7.75%, 8/15/19	250,000	321,258

ProLogis LP,
Company Guaranteed, 6.13%, 12/01/16	864,000	999,445

ProLogis LP,
Company Guaranteed, 4.50%, 8/15/17	250,000	276,455

ProLogis LP,
Company Guaranteed, 6.63%, 12/01/19	515,000	626,899

Simon Property Group LP,
Sr. Unsecured, 5.65%, 2/01/20	500,000	608,661

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20	2,000,000	2,036,885

TOTAL REAL ESTATE INVESTMENT TRUSTS		$13,045,353

RESTAURANT – 0.1%

Yum! Brands, Inc.,
Sr. Unsecured, 3.75%, 11/01/21	250,000	266,317

Description	Par Value	Value

RETAIL – 0.3%

CVS Caremark Corp.,
Sr. Unsecured, 5.75%, 6/01/17	$244,000	$289,288

CVS Caremark Corp.,
Sr. Unsecured, 4.75%, 5/18/20	500,000	583,870

TOTAL RETAIL		$873,158

SEMICONDUCTORS – 0.3%

Broadcom Corp.,
Sr. Unsecured, 2.70%, 11/01/18	500,000	534,961

Texas Instruments, Inc.,
Sr. Unsecured, 2.38%, 5/16/16	250,000	262,917

TOTAL SEMICONDUCTORS		$797,878

TELECOMMUNICATIONS – 1.3%

Crown Castle Towers LLC,
Sr. Secured, 4.17%, 8/15/17•,Ω	2,000,000	2,193,348

Verizon Communications, Inc.,
Sr. Unsecured, 1.25%, 11/03/14	295,000	298,151

Verizon Communications, Inc.,
Sr. Unsecured, 3.00%, 4/01/16	1,000,000	1,060,531

TOTAL TELECOMMUNICATIONS		$3,552,030

TRANSPORTATION – 1.4%

CSX Corp.,
Sr. Unsecured, 7.90%, 5/01/17	1,114,000	1,390,190

CSX Corp.,
Sr. Unsecured, 4.75%, 5/30/42	250,000	271,680

Norfolk Southern Corp.,
Sr. Unsecured, 5.90%, 6/15/19	250,000	308,713

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.15%, 3/02/15	300,000	311,367

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/17	500,000	516,933

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	1,155,000	1,189,810

TOTAL TRANSPORTATION		$3,988,693

TRUCKING & LEASING – 0.2%

GATX Corp.,
Sr. Unsecured, 8.75%, 5/15/14	500,000	539,222

TOTAL CORPORATE BONDS
(COST $158,099,469)		$167,333,335

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.7%

AIRLINES – 0.7%

American Airlines 2011-1,
Series A, Pass-Through Certificates, 5.25%, 1/31/21	450,858	493,126

Continental Airlines 2009-2,
Pass-Through Certificates, 7.25%, 11/10/19	219,145	257,632

Delta Air Lines 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	344,036	401,232

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	37

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Delta Air Lines 2009-1,
Series A, Pass-Through Certificates,
7.75%, 12/17/19	$383,474	$451,781

United Air Lines 2009-2A,
Pass-Through Certificates, 9.75%, 1/15/17	355,618	414,518

TOTAL AIRLINES		$2,018,289

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $1,753,131)		$2,018,289

GOVERNMENT AGENCIES – 4.0%

FEDERAL HOME LOAN BANK (FHLB) – 0.1%

5.25%, 6/18/14	175,000	184,970

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.5%

1.25%, 10/02/19	4,300,000	4,321,548

1.75%, 5/30/19#	2,000,000	2,078,805

2.38%, 1/13/22	125,000	131,734

4.38%, 7/17/15	500,000	544,997

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$7,077,084

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.4%

1.38%, 11/15/16#	500,000	515,552

4.88%, 12/15/16	700,000	810,086

5.00%, 5/11/17	750,000	881,608

6.25%, 5/15/29	750,000	1,087,068

7.25%, 5/15/30	400,000	640,319

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$3,934,633

TOTAL GOVERNMENT AGENCIES
(COST $10,443,884)		$11,196,687

MORTGAGE-BACKED SECURITIES – 21.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 14.5%

Pool A13990, 4.50%, 10/01/33	112,714	121,704

Pool A93415, 4.00%, 8/01/40	6,573,220	7,016,624

Pool A93505, 4.50%, 8/01/40	4,288,826	4,591,752

Pool A97047, 4.50%, 2/01/41	4,820,256	5,172,768

Pool B17616, 5.50%, 1/01/20	173,821	185,187

Pool C00478, 8.50%, 9/01/26	28,040	32,595

Pool C01272, 6.00%, 12/01/31	87,355	96,332

Pool C03750, 3.50%, 2/01/42	707,158	751,957

Pool C04305, 3.00%, 11/01/42	5,610,306	5,850,051

Pool C09020, 3.50%, 11/01/42	7,127,454	7,583,952

Pool E00560, 6.00%, 7/01/13∑	2,056	2,075

Pool E09010, 2.50%, 9/01/27	2,651,555	2,770,890

Pool G01625, 5.00%, 11/01/33	125,672	135,907

Pool G02296, 5.00%, 6/01/36	782,261	845,484

Pool G02390, 6.00%, 9/01/36	33,531	36,537

Pool G03703, 5.50%, 12/01/37	260,112	281,054

Pool G04776, 5.50%, 7/01/38	375,838	405,628

Description	Par Value	Value

Pool G06222, 4.00%, 1/01/41	$4,401,155	$4,699,415

Pool G08097, 6.50%, 11/01/35	46,031	52,002

Pool G12709, 5.00%, 7/01/22	187,612	200,991

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$40,832,905

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 7.2%

Pool 254007, 6.50%, 10/01/31	40,883	46,114

Pool 254759, 4.50%, 6/01/18	189,527	204,016

Pool 254833, 4.50%, 8/01/18	32,140	34,326

Pool 256515, 6.50%, 12/01/36	78,865	87,870

Pool 256639, 5.00%, 2/01/27∑	57,482	62,519

Pool 256752, 6.00%, 6/01/27	82,263	90,267

Pool 329794, 7.00%, 2/01/26	50,252	57,953

Pool 398162, 6.50%, 1/01/28	15,216	15,976

Pool 402255, 6.50%, 12/01/27	5,976	6,351

Pool 535939, 6.00%, 5/01/16	57,125	60,395

Pool 629603, 5.50%, 2/01/17	22,765	24,355

Pool 638023, 6.50%, 4/01/32	85,200	95,914

Pool 642345, 6.50%, 5/01/32	104,592	117,745

Pool 651292, 6.50%, 7/01/32	235,531	265,149

Pool 686398, 6.00%, 3/01/33	237,213	263,112

Pool 688987, 6.00%, 5/01/33	358,111	397,210

Pool 695818, 5.00%, 4/01/18	199,516	214,701

Pool 745412, 5.50%, 12/01/35	91,032	99,855

Pool 838891, 6.00%, 7/01/35	34,864	38,431

Pool 975207, 5.00%, 3/01/23	180,710	195,255

Pool AB1796, 3.50%, 11/01/40	1,924,394	2,050,619

Pool AE2520, 3.00%, 1/01/26	1,752,309	1,854,543

Pool TBA, 5.00%, 5/01/37	13,000,000	14,074,531

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$20,357,207

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 2077, 7.00%, 9/20/25	20,746	23,764

Pool 354677, 7.50%, 10/15/23	41,974	48,330

Pool 354713, 7.50%, 12/15/23	31,120	35,832

Pool 354765, 7.00%, 2/15/24	60,641	69,658

Pool 354827, 7.00%, 5/15/24	57,913	66,524

Pool 360869, 7.50%, 5/15/24	29,943	34,584

Pool 361843, 7.50%, 10/15/24	52,888	60,897

Pool 373335, 7.50%, 5/15/22	23,130	26,549

Pool 385623, 7.00%, 5/15/24	60,336	69,308

Pool 503405, 6.50%, 4/15/29	83,680	96,465

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$531,911

TOTAL MORTGAGE-BACKED SECURITIES
(COST $60,352,078)		$61,722,023

ANNUAL REPORT / April 30, 2013

38	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

MUNICIPAL BOND – 0.2%

BUILD AMERICA BONDS – 0.2%

New Jersey State, EDA,
Revenue Bonds, 1.28%, 6/15/13Δ,∑	$650,000	$650,162

TOTAL MUNICIPAL BOND
(COST $650,000)		$650,162

U.S. TREASURY – 13.3%

U.S. TREASURY BONDS – 2.9%

2.75%, 8/15/42	2,815,000	2,738,268
3.00%, 5/15/42	500,000	512,703
5.25%, 2/15/29	500,000	695,492
5.38%, 2/15/31	600,000	858,042
6.25%, 5/15/30	500,000	774,959
6.38%, 8/15/27	450,000	684,038
7.50%, 11/15/16	300,000	374,576
8.88%, 2/15/19	1,130,000	1,648,411

TOTAL U.S. TREASURY BONDS		$8,286,489

U.S. TREASURY NOTES – 10.4%

0.63%, 8/31/17	1,860,000	1,866,593
0.63%, 9/30/17	750,000	751,957
0.75%, 10/31/17	2,380,000	2,397,743
0.75%, 12/31/17#	500,000	503,183
0.88%, 2/28/17	4,000,000	4,063,699
0.88%, 4/30/17	2,000,000	2,030,938
1.00%, 3/31/17	1,500,000	1,530,689
1.25%, 9/30/15	1,000,000	1,023,998
1.25%, 1/31/19	250,000	256,051
1.38%, 2/28/19	2,500,000	2,576,924
1.63%, 11/15/22	1,928,000	1,926,014
1.75%, 7/31/15	500,000	516,918
1.75%, 5/15/22	1,380,000	1,405,120
2.00%, 11/15/21	1,210,000	1,265,455
2.13%, 8/15/21	250,000	264,660
2.25%, 1/31/15	1,000,000	1,035,714
2.25%, 3/31/16	1,250,000	1,320,844
2.25%, 7/31/18	500,000	539,520
2.50%, 4/30/15	1,000,000	1,045,233
2.63%, 11/15/20	500,000	551,345
3.13%, 5/15/19	750,000	850,196
3.63%, 2/15/20	750,000	878,455
4.00%, 8/15/18	500,000	586,009

TOTAL U.S. TREASURY NOTES		$29,187,258

TOTAL U.S. TREASURY
(COST $35,398,908)		$37,473,747

Description	Par Value	Value

REPURCHASE AGREEMENT – 1.5%

Credit Suisse First Boston LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $4,116,973, collateralized by a U.S. Treasury Security 2.75%, maturing 08/15/42; total market value of $4,200,174.	$4,116,957	$4,116,957

TOTAL REPURCHASE AGREEMENT
(COST $4,116,957)		$4,116,957

TOTAL INVESTMENTS IN SECURITIES – 105.9%
(COST $284,794,250)		$298,687,107

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.9%

REPURCHASE AGREEMENTS – 1.9%

Citigroup Global Markets, Inc., 0.18%, dated 04/30/13, due 05/01/13, repurchase price $1,302,352, collateralized by U.S. Government Securities 0.84% to 6. 50%, maturing 11/01/18 to 03/15/53; total market value of $ 1,328,964.	1,302,345	1,302,345

Deutsche Bank Securities, Inc., 0. 15%, dated 04/30/13, due 05/01/13, repurchase price $273,551, collateralized by U.S. Treasury Securities 0.00% to 10. 63%, maturing 05/15/13 to 05/15/42; total market value of $ 279,021.	273,550	273,550

Goldman Sachs & Co., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $1,302,351, collateralized by U.S. Government Securities 2.50% to 6. 50%, maturing 05/01/20 to 04/01/43; total market value of $ 1,328,392.	1,302,345	1,302,345

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $1,303,352, collateralized by U.S. Government Securities 2.08% to 7. 00%, maturing 01/01/22 to 04/15/52; total market value of $ 1,328,392.	1,302,345	1,302,345

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $1,302,351, collateralized by U.S. Government Securities 1.97% to 4. 50%, maturing 08/01/24 to 12/15/44; total market value of $ 1,328,392.	1,302,345	1,302,345

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $5,482,930)		$5,482,930

		Value

TOTAL INVESTMENTS – 107.8%
(COST $290,277,180)		$304,170,037

COLLATERAL FOR SECURITIES ON LOAN – (1.9%)		(5,482,930)

OTHER LIABILITIES LESS ASSETS – (5.9%)		(16,562,653)

TOTAL NET ASSETS – 100.0%		$282,124,454

Cost of investments for Federal income tax purposes is $290,277,180. The net unrealized appreciation/(depreciation) of investments was $13,892,857. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,537,456 and net unrealized depreciation from investments for those securities having an excess of cost over value of $644,599.

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	39

Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	$—	$1,813,358	$—	$1,813,358
Collateralized Mortgage Obligations	—	12,362,549	—	12,362,549
Corporate Bonds	—	167,333,335	—	167,333,335
Enhanced Equipment Trust Certificates	—	2,018,289	—	2,018,289
Government Agencies	—	11,196,687	—	11,196,687
Mortgage-Backed Securities	—	61,722,023	—	61,722,023
Municipal Bond	—	650,162	—	650,162
U.S. Treasury	—	37,473,747	—	37,473,747
Repurchase Agreements	—	9,599,887	—	9,599,887

Total	$—	$304,170,037	$—	$304,170,037

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	55.7%
U.S. Treasury	18.2%
Government Agencies	16.0%
Mortgage-Backed Securities	6.4%
Collateralized Mortgage Obligations	2.1%
Municipal Bond	0.7%
Asset-Backed Security	0.2%
Cash Equivalents[1]	7.4%
Other Assets and Liabilities – Net[2]	(6.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	17.7%
AA	5.3%
A	17.9%
BBB	32.3%
BB	1.0%
CCC	0.4%
Not Rated	7.4%
U.S. Government Agency Securities	6.5%
U.S. Treasury	18.2%
Other Assets and Liabilities – Net[2]	(6.7)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.2%

WHOLE LOAN – 0.2%

SLM Private Education Loan Trust,
Series 2011-A, Class A1,
1.20%, 10/15/24Δ,•, Ω	$486,528	$490,273

TOTAL ASSET-BACKED SECURITY
(COST $486,528)		$490,273

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.1%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.7%

Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A2, 5.83%, 5/12/39Δ	420,226	432,524

Morgan Stanley Capital I Trust,
Series 2004-IQ7, Class A4, 5.54%, 6/15/38Δ	886,948	915,365

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$1,347,889

FEDERAL HOME LOAN BANK (FHLB) – 0.9%

Series 1, 4.88%, 5/17/17#	1,615,000	1,894,992

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.1%

Series 2005-29, Class WC, 4.75%, 4/25/35	180,347	198,108

Description	Par Value	Value

WHOLE LOAN – 0.4%

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
2.90%, 11/25/35Δ	$976,985	$864,083

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $4,242,753)		$4,305,072

CORPORATE BONDS – 55.7%

AEROSPACE & DEFENSE – 0.8%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	250,000	269,804

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	1,250,000	1,396,799

TOTAL AEROSPACE & DEFENSE		$1,666,603

AUTO PARTS & EQUIPMENT – 0.4%

Johnson Controls, Inc.,
Sr. Unsecured, 2.60%, 12/01/16	845,000	884,079

AUTOMOTIVE – 2.5%

Ford Motor Credit Co., LLC,
Sr. Unsecured, 3.88%, 1/15/15	1,500,000	1,563,185

Ford Motor Credit Co., LLC,
Sr. Unsecured, 6.63%, 8/15/17	250,000	294,029

Ford Motor Credit Co., LLC,
Sr. Unsecured, 5.88%, 8/02/21	1,000,000	1,167,367

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	41

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17•,Ω	$250,000	$265,625

Hyundai Capital America,
Sr. Unsecured, 1.63%, 10/02/15•,Ω	825,000	829,408

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 1.00%, 2/17/15	500,000	504,723

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 2.05%, 1/12/17	700,000	726,587

TOTAL AUTOMOTIVE		$5,350,924

BEVERAGES – 1.6%

Anheuser-Busch InBev Worldwide, Inc.,
Company Guaranteed, 7.75%, 1/15/19	1,000,000	1,324,469

Coca-Cola Co.,
Sr. Unsecured, 1.80%, 9/01/16#	2,000,000	2,077,343

TOTAL BEVERAGES		$3,401,812

BIOTECHNOLOGY – 0.5%

Gilead Sciences, Inc.,
Sr. Unsecured, 4.50%, 4/01/21	500,000	575,689

Gilead Sciences, Inc.,
Sr. Unsecured, 4.40%, 12/01/21	350,000	401,969

TOTAL BIOTECHNOLOGY		$977,658

CAPITAL MARKETS – 2.1%

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	650,000	777,844

Charles Schwab Corp.,
Sr. Unsecured, MTN, 6.38%, 9/01/17	1,000,000	1,200,517

Goldman Sachs Group, Inc.,
Sr. Unsecured, 6.25%, 9/01/17	655,000	770,749

Goldman Sachs Group, Inc.,
Sr. Unsecured, FRN, 1.48%, 4/30/18Δ	750,000	749,079

Morgan Stanley,
Sr. Unsecured, 1.54%, 2/25/16Δ	867,000	873,056

TOTAL CAPITAL MARKETS		$4,371,245

CHEMICALS – 0.5%

Dow Chemical Co.,
Sr. Unsecured, 2.50%, 2/15/16	501,000	522,715

Dow Chemical Co.,
Sr. Unsecured, 4.13%, 11/15/21	500,000	546,858

TOTAL CHEMICALS		$1,069,573

COAL – 0.3%

Consol Energy, Inc.,
Company Guaranteed, 8.00%, 4/01/17	625,000	680,469

COMMERCIAL BANKS – 6.8%

Bank of Montreal,
Sr. Unsecured, MTN, 2.50%, 1/11/17	1,500,000	1,575,083

Bank of Nova Scotia,
Sr. Unsecured, 1.38%, 12/18/17	1,000,000	1,006,901

BB&T Corp.,
Sr. Unsecured, MTN, 3.20%, 3/15/16	1,000,000	1,062,556

Description	Par Value	Value

Comerica, Inc.,
Sr. Unsecured, 3.00%, 9/16/15	$1,000,000	$1,055,203

Fifth Third Bancorp,
Sr. Unsecured, 3.63%, 1/25/16	850,000	910,398

Fifth Third Bank,
Sr. Unsecured, BKNT, 1.45%, 2/28/18	425,000	426,626

KeyCorp,
Sr. Unsecured, MTN, 3.75%, 8/13/15	750,000	799,334

SunTrust Banks, Inc.,
Sr. Unsecured, 3.60%, 4/15/16	1,475,000	1,578,254

Toronto-Dominion Bank,
Sr. Unsecured, 2.50%, 7/14/16	1,000,000	1,052,480

U.S. Bancorp,
Sr. Unsecured, MTN, 2.20%, 11/15/16	500,000	524,188

Wells Fargo & Co.,
Sr. Unsecured, 1.50%, 1/16/18	1,000,000	1,002,741

Wells Fargo & Co.,
Sr. Unsecured, MTN, 3.50%, 3/08/22	750,000	804,964

Wells Fargo & Co.,
Series M, Subordinated, 3.45%, 2/13/23	750,000	763,816

Westpac Banking Corp.,
Sr. Unsecured, 2.00%, 8/14/17#	825,000	856,156

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	750,000	887,656

TOTAL COMMERCIAL BANKS		$14,306,356

COMMERCIAL FINANCE – 0.4%

General Electric Capital Corp.,
Sr. Unsecured, MTN, 2.30%, 4/27/17	750,000	781,716

COMPUTERS – 0.9%

Apple, Inc.,
Sr. Unsecured, 1.00%, 5/03/18	500,000	498,155

Apple, Inc.,
Sr. Unsecured, 2.40%, 5/03/23	645,000	644,142

International Business Machines Corp.,
Sr. Unsecured, 1.95%, 7/22/16	725,000	750,179

TOTAL COMPUTERS		$1,892,476

CONSUMER FINANCE – 1.2%

American Express Co.,
Sr. Unsecured, 6.15%, 8/28/17	750,000	901,695

Capital One Financial Corp.,
Sr. Unsecured, 2.15%, 3/23/15	1,655,000	1,690,233

TOTAL CONSUMER FINANCE		$2,591,928

DIVERSIFIED FINANCIAL SERVICES – 2.6%

Bank of America Corp.,
Sr. Unsecured, MTN, 1.10%, 3/22/16Δ	750,000	748,817

Bank of America Corp.,
Sr. Unsecured, MTN, 2.00%, 1/11/18	750,000	752,188

Citigroup, Inc.,
Sr. Unsecured, 5.85%, 8/02/16	750,000	858,443

Citigroup, Inc.,
Sr. Unsecured, 6.13%, 5/15/18	750,000	903,238

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	250,000	297,428

ANNUAL REPORT / April 30, 2013

42	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

JPMorgan Chase & Co.,
Sr. Unsecured, GMTN, 0.91%, 2/26/16Δ	$1,005,000	$1,007,978

JPMorgan Chase & Co.,
Subordinated, 3.38%, 5/01/23	855,000	854,035

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,422,127

ELECTRIC – 6.6%

Ameren Illinois Co.,
Sr. Secured, 9.75%, 11/15/18	2,775,000	3,918,589

CMS Energy Corp.,
Sr. Unsecured, 6.55%, 7/17/17	625,000	750,000

Commonwealth Edison Co.,
1st Mortgage, 1.95%, 9/01/16	1,000,000	1,037,388

Detroit Edison Co.,
Series G, Sr. Secured, 5.60%, 6/15/18	950,000	1,153,965

Dominion Resources, Inc.,
Sr. Unsecured, 2.25%, 9/01/15	500,000	518,166

Entergy Corp.,
Sr. Unsecured, 4.70%, 1/15/17	1,950,000	2,136,499

Exelon Generation Co. LLC,
Sr. Unsecured, 4.25%, 6/15/22	750,000	797,524

Exelon Generation Co., LLC,
Sr. Unsecured, 6.20%, 10/01/17#	200,000	236,180

FirstEnergy Corp.,
Series A, Sr. Unsecured, 2.75%, 3/15/18	230,000	234,050

Florida Power & Light Co.,
1st Mortgage, 5.55%, 11/01/17	500,000	599,634

Florida Power Corp.,
1st Mortgage, 3.10%, 8/15/21	500,000	536,705

Southern California Edison Co.,
Series 05-A, 1st Mortgage, 5.00%, 1/15/16	654,000	732,469

UIL Holdings Corp.,
Sr. Unsecured, 4.63%, 10/01/20	1,250,000	1,354,785

TOTAL ELECTRIC		$14,005,954

ELECTRONICS – 0.8%

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 2.25%, 8/15/16	1,605,000	1,653,137

FOOD PRODUCTS – 0.3%

Mondelez International, Inc.,
Sr. Unsecured, 4.13%, 2/09/16	500,000	544,692

FOOD RETAILING – 0.7%

Kroger Co.,
Company Guaranteed, 4.95%, 1/15/15	675,000	722,148

Kroger Co.,
Company Guaranteed, 3.90%, 10/01/15	250,000	268,257

Kroger Co.,
Sr. Unsecured, 2.20%, 1/15/17	500,000	517,590

TOTAL FOOD RETAILING		$1,507,995

HEALTH CARE PROVIDERS & SERVICES – 0.3%

UnitedHealth Group, Inc.,
Sr. Unsecured, 6.00%, 6/15/17	500,000	597,348

Description	Par Value	Value

HOME FURNISHINGS – 0.7%

Whirlpool Corp.,
Notes, MTN, 3.70%, 3/01/23	$275,000	$286,544

Whirlpool Corp.,
Sr. Unsecured, 6.50%, 6/15/16	1,000,000	1,144,641

TOTAL HOME FURNISHINGS		$1,431,185

HOUSEHOLD PRODUCTS – 0.6%

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	1,250,000	1,342,840

INSURANCE – 1.9%

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 4.00%, 10/15/17	500,000	553,060

MetLife, Inc.,
Sr. Unsecured, 5.00%, 6/15/15	730,000	793,989

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 3.88%, 1/14/15	1,000,000	1,052,002

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 6.00%, 12/01/17	650,000	778,472

WR Berkley Corp.,
Sr. Unsecured, 7.38%, 9/15/19	710,000	896,559

TOTAL INSURANCE		$4,074,082

LEISURE TIME – 0.6%

Royal Caribbean Cruises Ltd.,
Sr. Unsecured, 7.00%, 6/15/13	1,200,000	1,209,049

MEDIA – 2.7%

Comcast Corp.,
Company Guaranteed, 5.90%, 3/15/16	500,000	572,528

Comcast Corp.,
Company Guaranteed, 5.70%, 7/01/19	500,000	616,692

COX Communications, Inc.,
Sr. Unsecured, 2.95%, 6/30/23•,Ω	240,000	240,232

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	250,000	267,066

Discovery Communications LLC,
Company Guaranteed, 3.25%, 4/01/23	750,000	779,778

NBCUniversal Media LLC,
Sr. Unsecured, 3.65%, 4/30/15	1,000,000	1,060,620

Time Warner Entertainment Co., LP,
Company Guaranteed, 8.38%, 3/15/23	175,000	243,896

Time Warner, Inc.,
Company Guaranteed, 5.88%, 11/15/16	890,000	1,036,761

Viacom, Inc.,
Sr. Unsecured, 3.50%, 4/01/17	750,000	810,795

TOTAL MEDIA		$5,628,368

METALS & MINING – 0.6%

Alcoa, Inc.,
Sr. Unsecured, 5.72%, 2/23/19	1,100,000	1,192,087

MISCELLANEOUS MANUFACTURING – 3.5%

Eaton Corp.,
Company Guaranteed, 2.75%, 11/02/22•,Ω	500,000	506,343

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	43

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

General Electric Co.,
Sr. Unsecured, 5.25%, 12/06/17	$1,160,000	$1,367,871

Ingersoll-Rand Co.,
Series B, Company Guaranteed, MTN,
6.02%, 2/15/28	2,015,000	2,408,808

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.40%, 3/15/17	1,040,000	1,058,345

Textron, Inc.,
Sr. Unsecured, 6.20%, 3/15/15	1,900,000	2,064,687

TOTAL MISCELLANEOUS MANUFACTURING		$7,406,054

OIL & GAS – 3.9%

Anadarko Petroleum Corp.,
Sr. Unsecured, 6.38%, 9/15/17	695,000	833,620

BP Capital Markets PLC,
Company Guaranteed, 1.85%, 5/05/17	525,000	541,748

BP Capital Markets PLC,
Company Guaranteed, 3.25%, 5/06/22	525,000	555,155

Hess Corp.,
Sr. Unsecured, 8.13%, 2/15/19	700,000	914,084

Marathon Oil Corp.,
Sr. Unsecured, 0.90%, 11/01/15	750,000	751,218

Marathon Oil Corp.,
Sr. Unsecured, 6.00%, 10/01/17	1,000,000	1,190,217

Sempra Energy,
Sr. Unsecured, 2.30%, 4/01/17	800,000	835,885

Sunoco, Inc.,
Sr. Unsecured, 9.63%, 4/15/15	1,200,000	1,390,860

Transocean, Inc.,
Company Guaranteed, 6.50%, 11/15/20	1,000,000	1,187,815

TOTAL OIL & GAS		$8,200,602

PHARMACEUTICALS – 1.9%

AbbVie, Inc.,
Company Guaranteed, 1.20%, 11/06/15•,Ω	250,000	252,578

AbbVie, Inc.,
Company Guaranteed, 1.75%, 11/06/17•,Ω	500,000	510,387

AstraZeneca PLC,
Sr. Unsecured, 5.90%, 9/15/17	1,000,000	1,204,510

Express Scripts Holding Co.,
Company Guaranteed, 3.50%, 11/15/16	500,000	540,227

McKesson Corp.,
Sr. Unsecured, 1.40%, 3/15/18	1,075,000	1,083,380

Zoetis, Inc.,
Sr. Unsecured, 3.25%, 2/01/23•,Ω	500,000	516,105

TOTAL PHARMACEUTICALS		$4,107,187

PIPELINES – 2.3%

Energy Transfer Partners LP,
Sr. Unsecured, 5.95%, 2/01/15	300,000	324,825

Energy Transfer Partners LP,
Sr. Unsecured, 6.70%, 7/01/18	300,000	367,907

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23	200,000	203,979

Description	Par Value	Value

Enterprise Products Operating LLC,
Company Guaranteed, 3.70%, 6/01/15	$1,000,000	$1,060,187

Enterprise Products Operating LLC,
Company Guaranteed, 4.05%, 2/15/22	500,000	555,825

Kinder Morgan Energy Partners LP,
Sr. Unsecured, 3.95%, 9/01/22	1,000,000	1,084,529

ONEOK, Inc.,
Sr. Unsecured, 5.20%, 6/15/15	650,000	705,111

Plains All American Pipeline LP / PAA
Finance Corp.,
Company Guaranteed, 5.00%, 2/01/21	500,000	588,714

TOTAL PIPELINES		$4,891,077

REAL ESTATE INVESTMENT TRUSTS – 3.0%

Boston Properties LP,
Sr. Unsecured, 3.70%, 11/15/18	700,000	774,634

Digital Realty Trust LP,
Company Guaranteed, 3.63%, 10/01/22	750,000	771,502

HCP, Inc.,
Sr. Unsecured, MTN, 6.70%, 1/30/18	500,000	609,981

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	500,000	510,472

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	250,000	255,323

ProLogis LP,
Company Guaranteed, 4.50%, 8/15/17	1,250,000	1,382,276

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 3.13%, 11/30/15	965,000	1,019,931

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20	550,000	560,143

Vornado Realty LP,
Sr. Unsecured, 4.25%, 4/01/15	500,000	525,570

TOTAL REAL ESTATE INVESTMENT TRUSTS		$6,409,832

RETAIL – 0.5%

Walgreen Co.,
Sr. Unsecured, 1.80%, 9/15/17	1,000,000	1,024,828

SEMICONDUCTORS – 0.2%

Broadcom Corp.,
Sr. Unsecured, 2.50%, 8/15/22#,•,Ω	490,000	487,238

TELECOMMUNICATIONS – 0.5%

AT&T, Inc.,
Sr. Unsecured, 0.90%, 2/12/16	360,000	360,897

Verizon Communications, Inc.,
Sr. Unsecured, 1.25%, 11/03/14	760,000	768,118

TOTAL TELECOMMUNICATIONS		$1,129,015

TRANSPORTATION – 2.7%

CSX Corp.,
Sr. Unsecured, 7.90%, 5/01/17	685,000	854,829

CSX Corp.,
Sr. Unsecured, 4.25%, 6/01/21	500,000	567,611

Ryder System, Inc.,
Sr. Unsecured, MTN, 7.20%, 9/01/15	590,000	669,633

ANNUAL REPORT / April 30, 2013

44	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	$1,850,000	$1,905,757

Union Pacific Corp.,
Sr. Unsecured, 5.75%, 11/15/17#	1,500,000	1,796,996

TOTAL TRANSPORTATION		$5,794,826

TRUCKING & LEASING – 0.8%

GATX Corp.,
Sr. Unsecured, 8.75%, 5/15/14	1,000,000	1,078,445

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	625,000	642,397

TOTAL TRUCKING & LEASING		$1,720,842

TOTAL CORPORATE BONDS
(COST $111,576,574)		$117,755,204

GOVERNMENT AGENCIES – 16.0%

FEDERAL HOME LOAN BANK (FHLB) – 1.0%

1.00%, 6/21/17#	2,000,000	2,033,809

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.9%

1.25%, 5/12/17	3,000,000	3,076,816

1.75%, 5/30/19#	2,000,000	2,078,805

2.38%, 1/13/22	795,000	837,828

2.50%, 5/27/16#	2,500,000	2,661,515

3.75%, 3/27/19#	2,000,000	2,311,398

4.38%, 7/17/15	1,315,000	1,433,343

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$12,399,705

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 9.1%

0.38%, 3/16/15	1,500,000	1,504,144

0.50%, 5/27/15#	1,500,000	1,508,070

0.88%, 10/26/17	4,000,000	4,029,866

1.25%, 9/28/16	4,000,000	4,108,579

1.38%, 11/15/16#	2,500,000	2,577,758

1.63%, 10/26/15	2,000,000	2,063,912

5.00%, 5/11/17	3,000,000	3,526,430

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$19,318,759

TOTAL GOVERNMENT AGENCIES
(COST $32,970,780)		$33,752,273

MORTGAGE-BACKED SECURITIES – 6.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.7%

Pool A18401, 6.00%, 2/01/34	118,457	130,408

Pool A93415, 4.00%, 8/01/40	3,228,950	3,446,763

Pool B19228, 4.50%, 4/01/20	58,123	62,060

Pool C90293, 7.50%, 9/01/19	177,196	202,626

Pool C90504, 6.50%, 12/01/21	65,146	72,925

Pool E76204, 5.50%, 4/01/14	199	202

Pool E83022, 6.00%, 4/01/16	19,732	20,854

Description	Par Value	Value

Pool E92817, 5.00%, 12/01/17	$188,414	$201,262

Pool G01625, 5.00%, 11/01/33	125,672	135,907

Pool G02390, 6.00%, 9/01/36	58,679	63,939

Pool G08097, 6.50%, 11/01/35	74,489	84,153

Pool G08193, 6.00%, 4/01/37	155,293	169,214

Pool G11311, 5.00%, 10/01/17	122,092	130,417

Pool G12709, 5.00%, 7/01/22	1,220,820	1,307,880

Pool G13077, 5.50%, 4/01/23	1,724,219	1,835,885

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$7,864,495

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.4%

Pool 254240, 7.00%, 3/01/32	116,062	133,195

Pool 254833, 4.50%, 8/01/18	42,853	45,768

Pool 256639, 5.00%, 2/01/27	114,964	125,038

Pool 256752, 6.00%, 6/01/27	102,829	112,834

Pool 257007, 6.00%, 12/01/27	184,901	202,893

Pool 526062, 7.50%, 12/01/29	14,953	16,246

Pool 612514, 2.72%, 5/01/33Δ	79,967	83,223

Pool 619054, 5.50%, 2/01/17	85,821	91,815

Pool 629603, 5.50%, 2/01/17	37,942	40,592

Pool 688996, 8.00%, 11/01/24	14,456	15,888

Pool 745412, 5.50%, 12/01/35	91,760	100,654

Pool 832365, 5.50%, 8/01/20	1,145,379	1,229,844

Pool 838741, 5.00%, 9/01/20	948,763	1,022,751

Pool 839291, 5.00%, 9/01/20	11,281	12,182

Pool AE2520, 3.00%, 1/01/26	1,752,309	1,854,543

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$5,087,466

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 2616, 7.00%, 7/20/28	83,320	95,982

Pool 2701, 6.50%, 1/20/29	157,944	186,207

Pool 426727, 7.00%, 2/15/29	16,937	19,626

Pool 780825, 6.50%, 7/15/28	152,073	175,308

Pool 781231, 7.00%, 12/15/30	75,140	87,389

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$564,512

TOTAL MORTGAGE-BACKED SECURITIES
(COST $12,767,569)		$13,516,473

MUNICIPAL BOND – 0.7%

BUILD AMERICA BONDS – 0.7%

New Jersey State, EDA,
Revenue Bonds, 1.31%, 6/15/13Δ	1,500,000	1,500,373

TOTAL MUNICIPAL BOND
(COST $1,500,000)		$1,500,373

U.S. TREASURY – 18.2%

U.S. TREASURY INFLATION INDEXED NOTES – 1.1%

0.13%, 4/15/16	1,500,000	1,652,841

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

1.25%, 7/15/20	$500,000	$632,365

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$2,285,206

U.S. TREASURY NOTES – 17.1%

0.25%, 12/15/14	1,000,000	1,000,862

0.88%, 1/31/17	4,000,000	4,064,313

1.00%, 9/30/19	1,000,000	1,001,405

1.25%, 1/31/19	1,750,000	1,792,358

1.25%, 2/29/20	1,000,000	1,012,197

1.50%, 8/31/18	1,750,000	1,819,686

1.63%, 8/15/22	500,000	501,670

2.00%, 1/31/16	1,000,000	1,046,824

2.00%, 4/30/16	1,600,000	1,680,184

2.00%, 11/15/21	500,000	522,915

2.63%, 4/30/16	485,000	518,324

2.63%, 8/15/20	750,000	827,599

2.63%, 11/15/20	500,000	551,345

2.75%, 2/15/19	1,500,000	1,663,818

3.50%, 2/15/18	1,500,000	1,704,097

3.63%, 2/15/20	500,000	585,636

4.00%, 8/15/18	1,000,000	1,172,017

4.13%, 5/15/15	1,125,000	1,214,035

4.25%, 8/15/15	2,000,000	2,182,681

4.25%, 11/15/17	2,500,000	2,911,243

4.50%, 2/15/16	2,000,000	2,234,286

4.75%, 8/15/17	5,250,000	6,193,972

TOTAL U.S. TREASURY NOTES		$36,201,467

TOTAL U.S. TREASURY
(COST $36,511,142)		$38,486,673

REPURCHASE AGREEMENT – 0.9%

Credit Suisse First Boston LLC, 0. 14%, dated 04/30/13, due 05/01/13, repurchase price $1,955,008, collateralized by a U.S. Treasury Security 2.75%, maturing 08/15/42; total market value of $1,997,286.	1,955,000	1,955,000

TOTAL REPURCHASE AGREEMENT
(COST $1,955,000)		$1,955,000

TOTAL INVESTMENTS IN SECURITIES – 100.2%
(COST $202,010,346)		$211,761,341

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.5%

REPURCHASE AGREEMENTS – 6.5%

Citigroup Global Markets, Inc., 0.18%, dated 04/30/13, due 05/01/13, repurchase price $3,262,633, collateralized by U.S. Government Securities 0.84% to 6. 50%, maturing 11/01/18 to 03/15/53; total market value of $ 3,329,302.	$3,262,617	$3,262,617

Deutsche Bank Securities, Inc., 0. 15%, dated 04/30/13, due 05/01/13, repurchase price $685,736, collateralized by U.S. Treasury Securities 0.00% to 10. 63%, maturing 05/15/13 to 05/15/42; total market value of $ 699,448.	685,733	685,733

Goldman Sachs & Co., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $3,262,632, collateralized by U.S. Government Securities 2.50% to 6. 50%, maturing 05/01/20 to 04/01/43; total market value of $ 3,327,869.	3,262,617	3,262,617

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $3,262,635, collateralized by U.S. Government Securities 2.08% to 7. 00%, maturing 01/01/22 to 04/15/52; total market value of $ 3,327,869.	3,262,617	3,262,617

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $3,262,632, collateralized by U.S. Government Securities 1.97% to 4. 50%, maturing 08/01/24 to 12/15/44; total market value of $ 3,327,869.	3,262,617	3,262,617

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $13,736,201)		$13,736,201

TOTAL INVESTMENTS – 106.7%
(COST $215,746,547)		$225,497,542

COLLATERAL FOR SECURITIES ON LOAN – (6.5%)		(13,736,201)

OTHER LIABILITIES LESS ASSETS – (0.2%)		(459,791)

TOTAL NET ASSETS – 100.0%		$211,301,550

Cost of investments for Federal income tax purposes is $215,759,372. The net unrealized appreciation/(depreciation) of investments was $9,738,170. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,928,297 and net unrealized depreciation from investments for those securities having an excess of cost over value of $190,127.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

ANNUAL REPORT / April 30, 2013

46	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (concluded)

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Security	$—	$490,273	$—	$490,273
Collateralized Mortgage Obligations	—	4,305,072	—	4,305,072
Corporate Bonds	—	117,755,204	—	117,755,204
Government Agencies	—	33,752,273	—	33,752,273
Mortgage-Backed Securities	—	13,516,473	—	13,516,473
Municipal Bond	—	1,500,373	—	1,500,373
U.S. Treasury	—	38,486,673	—	38,486,673
Repurchase Agreements	—	15,691,201	—	15,691,201

Total	$—	$225,497,542	$—	$225,497,542

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

47

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Corporate Bond Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Commercial Banks	13.0%
Media	10.3%
Real Estate Investment Trusts	9.0%
Oil & Gas	8.1%
Electric	6.8%
Capital Markets	6.5%
Food Products	4.0%
Consumer Finance	3.4%
Diversified Financial Services	3.4%
Insurance	3.4%
Automotive	3.1%
Pipelines	2.6%
Biotechnology	2.5%
Beverages	2.0%
Commercial Mortgage-Backed Securities (CMBS)	2.0%
Miscellaneous Manufacturing	1.8%
Telecommunications	1.6%
Healthcare Providers & Services	1.6%
Chemicals	1.4%
Pharmaceuticals	1.4%
Transportation	1.3%
Forest Products & Paper	1.3%
U.S. Treasury Notes	1.1%
Computers	1.1%
Home Furnishings	1.1%
Commercial Finance	1.0%
Software	0.8%
Retail	0.7%
Aerospace & Defense	0.7%
Environmental Control	0.6%
Electronics	0.6%
Building Materials	0.6%
Oil & Gas Field Services	0.6%
Iron/Steel	0.5%
Whole Loan	0.4%
Metals & Mining	0.3%
Federal Home Loan Mortgage Corporation (FHLMC)	0.2%
Federal National Mortgage Association (FNMA)	0.0%[4]
Cash Equivalents[1]	2.1%
Other Assets and Liabilities – Net[2]	(2.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represents less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	2.3%
AA	4.4%
A	24.7%
BBB	66.8%
BB	1.2%
Not Rated	2.2%
U.S. Government Agency Securities	0.2%
U.S. Treasuries	1.1%
Other Assets and Liabilities – Net[2]	(2.9)%

TOTAL	100.0%

ANNUAL REPORT /

48	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, 2.19%, 9/01/27Δ	$61	$64

TOTAL ADJUSTABLE RATE MORTGAGE (COST $61)		$64

ASSET-BACKED SECURITY – 0.4%

WHOLE LOAN – 0.4%

SLM Private Education Loan Trust,
Series 2011-A, Class A1,
1.20%, 10/15/24Δ,•,Ω	648,704	653,697

TOTAL ASSET-BACKED SECURITY (COST $648,704)		$653,697

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 2.0%

Extended Stay America Trust,
Series 2013-ESH5, Class A15,
1.28%, 12/05/31•,Ω	505,000	511,076

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	587,000	682,332

Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A2, 5.83%, 5/12/39Δ	560,301	576,699

Morgan Stanley Capital I Trust,
Series 2004-IQ7, Class A4, 5.54%, 6/15/38Δ	1,773,896	1,830,730

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,600,837

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.2%

Series 2003-2632, Class A, 4.00%, 1/15/18	214,204	217,842
Series 2003-2649, Class KA,
4.50%, 7/15/18	183,913	193,920

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$411,762

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,090,197)		$4,012,599

CORPORATE BONDS – 97.1%

AEROSPACE & DEFENSE – 0.7%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	1,235,000	1,332,832

AUTOMOTIVE – 3.1%

Daimler Finance North America LLC,
Company Guaranteed, 0.88%, 1/09/15Δ,•,Ω	1,000,000	1,001,278

Ford Motor Credit Co., LLC,
Sr. Unsecured, 3.88%, 1/15/15	400,000	416,849

Ford Motor Credit Co., LLC,
Sr. Unsecured, 2.50%, 1/15/16#	2,000,000	2,046,373

Description	Par Value	Value

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17•,Ω	$200,000	$212,500

Hyundai Capital America,
Sr. Unsecured, 1.63%, 10/02/15•,Ω	250,000	251,336

Hyundai Motor Manufacturing Czech,
Company Guaranteed, 4.50%, 4/15/15•,Ω	250,000	264,368

Toyota Motor Credit Corp.,
Sr. Unsecured, 0.88%, 7/17/15	1,500,000	1,510,371

TOTAL AUTOMOTIVE		$5,703,075

BEVERAGES – 2.0%

Anheuser-Busch InBev Worldwide, Inc.,
Series WI, Company Guaranteed,
5.38%, 11/15/14#	2,000,000	2,146,048

Diageo Capital PLC,
Company Guaranteed, 0.63%, 4/29/16	475,000	475,309

Diageo Finance BV,
Company Guaranteed, 3.25%, 1/15/15	1,000,000	1,047,431

TOTAL BEVERAGES		$3,668,788

BIOTECHNOLOGY – 2.5%

Amgen, Inc.,
Sr. Unsecured, 1.88%, 11/15/14	2,500,000	2,551,122

Gilead Sciences, Inc.,
Sr. Unsecured, 2.40%, 12/01/14	2,000,000	2,055,993

TOTAL BIOTECHNOLOGY		$4,607,115

BUILDING MATERIALS – 0.6%

Masco Corp.,
Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,048,497

CAPITAL MARKETS – 6.5%

Bank of New York Mellon Corp.,
Sr. Unsecured, MTN, 1.20%, 2/20/15	1,000,000	1,011,803

Charles Schwab Corp.,
Sr. Unsecured, 0.85%, 12/04/15	570,000	573,967

Goldman Sachs Group, Inc.,
Sr. Unsecured, 0.73%, 3/22/16Δ	3,000,000	2,977,844

Goldman Sachs Group, Inc.,
Sr. Unsecured, FRN, 1.48%, 4/30/18Δ	700,000	699,140

Morgan Stanley,
Sr. Unsecured, 4.20%, 11/20/14	1,000,000	1,046,807

Morgan Stanley,
Sr. Unsecured, 1.54%, 2/25/16Δ	2,000,000	2,013,970

Raymond James Financial, Inc.,
Sr. Unsecured, 4.25%, 4/15/16	1,500,000	1,600,720

TD Ameritrade Holding Corp.,
Company Guaranteed, 4.15%, 12/01/14	2,000,000	2,109,724

TOTAL CAPITAL MARKETS		$12,033,975

CHEMICALS – 1.4%

Dow Chemical Co.,
Sr. Unsecured, 5.90%, 2/15/15	2,000,000	2,180,817

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	49

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value
Ecolab, Inc.,
Sr. Unsecured, 1.00%, 8/09/15	$500,000	$502,307

TOTAL CHEMICALS		$2,683,124

COMMERCIAL BANKS – 13.0%

Bank of Nova Scotia,
Sr. Unsecured, 0.75%, 10/09/15	2,000,000	2,002,118

Branch Banking & Trust Co.,
Subordinated, BKNT, 0.60%, 9/13/16Δ	1,000,000	991,163

Comerica, Inc.,
Sr. Unsecured, 3.00%, 9/16/15	2,000,000	2,110,406

Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA,
Sr. Unsecured, FRN, 0.76%, 3/18/16Δ	725,000	726,674

Fifth Third Bancorp,
Subordinated, 0.70%, 12/20/16Δ	3,000,000	2,944,473

KeyBank N.A.,
Subordinated, BKNT, 5.80%, 7/01/14	2,000,000	2,118,712

KeyBank N.A.,
Subordinated, MTN, 5.45%, 3/03/16	1,000,000	1,120,613

National City Bank,
Subordinated, BKNT, 0.63%, 12/15/16Δ	2,000,000	1,981,858

National City Corp.,
Sr. Unsecured, 4.90%, 1/15/15	1,000,000	1,070,683

PNC Funding Corp.,
Bank Guaranteed, 3.63%, 2/08/15	1,000,000	1,052,826

Royal Bank of Canada,
Sr. Unsecured, GMTN, 0.65%, 3/08/16Δ	700,000	701,882

SunTrust Banks, Inc.,
Sr. Unsecured, 3.60%, 4/15/16	3,000,000	3,210,007

Wells Fargo & Co.,
Sr. Unsecured, 3.63%, 4/15/15	250,000	264,342

Wells Fargo & Co.,
Sr. Unsecured, 0.91%, 4/23/18Δ	1,750,000	1,756,459

Wells Fargo & Co.,
Sr. Unsecured, FRN, 1.20%, 6/26/15Δ	1,000,000	1,014,618

Wells Fargo & Co.,
Sr. Unsecured, MTN, 1.25%, 2/13/15	1,000,000	1,010,958

TOTAL COMMERCIAL BANKS		$24,077,792

COMMERCIAL FINANCE – 1.0%

General Electric Capital Corp.,
Sr. Unsecured, MTN, 0.54%, 8/07/18Δ	2,000,000	1,966,550

COMPUTERS – 1.1%

Apple, Inc.,
Sr. Unsecured, 0.52%, 5/03/18Δ,††	2,000,000	2,000,000

CONSUMER FINANCE – 3.4%

American Express Co.,
Sr. Unsecured, 7.25%, 5/20/14	1,000,000	1,069,598

American Express Credit Corp.,
Sr. Unsecured, MTN, 5.13%, 8/25/14	1,000,000	1,060,711

Capital One Bank USA N.A.,
Subordinated, 6.50%, 6/13/13	1,000,000	1,006,790

Description	Par Value	Value

Capital One Financial Corp.,
Sr. Unsecured, 7.38%, 5/23/14	$250,000	$267,797

Capital One Financial Corp.,
Sr. Unsecured, 2.13%, 7/15/14	675,000	685,990

Capital One Financial Corp.,
Sr. Unsecured, 2.15%, 3/23/15	1,000,000	1,021,289

Capital One Financial Corp.,
Sr. Unsecured, 1.00%, 11/06/15	150,000	149,599

SLM Corp.,
Series A, Sr. Unsecured, MTN,
5.00%, 10/01/13	1,000,000	1,018,181

TOTAL CONSUMER FINANCE		$6,279,955

DIVERSIFIED FINANCIAL SERVICES – 3.4%

Bank of America Corp.,
Sr. Unsecured, MTN, 1.35%, 3/22/18Δ	1,500,000	1,499,634

JPMorgan Chase & Co.,
Sr. Unsecured, 3.70%, 1/20/15	1,000,000	1,048,396

JPMorgan Chase & Co.,
Sr. Unsecured, FRN, 1.18%, 1/25/18Δ	2,000,000	2,018,681

JPMorgan Chase & Co.,
Sr. Unsecured, GMTN, 1.10%, 10/15/15	1,000,000	1,003,177

JPMorgan Chase Capital XXIII,
Limited Guarantee, 1.29%, 5/15/47Δ	1,000,000	800,327

TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,370,215

ELECTRIC – 6.8%

CMS Energy Corp.,
Sr. Unsecured, 4.25%, 9/30/15	2,000,000	2,152,500

Consolidated Edison Co. of New York, Inc.,
Series 05-C, Sr. Unsecured,
5.38%, 12/15/15	110,000	123,267

Dominion Resources, Inc.,
Sr. Unsecured, 2.25%, 9/01/15	2,000,000	2,072,665

Entergy Corp.,
Sr. Unsecured, 4.70%, 1/15/17	2,000,000	2,191,281

Exelon Generation Co., LLC,
Sr. Unsecured, 6.20%, 10/01/17#	2,000,000	2,361,798

FirstEnergy Corp.,
Series A, Sr. Unsecured, 2.75%, 3/15/18	2,000,000	2,035,216

Progress Energy, Inc.,
Sr. Unsecured, 6.05%, 3/15/14	1,640,000	1,716,483

TOTAL ELECTRIC		$12,653,210

ELECTRONICS – 0.6%

Agilent Technologies, Inc.,
Sr. Unsecured, 5.50%, 9/14/15	1,000,000	1,104,010

ENVIORNMENTAL CONTROL – 0.6%
Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	1,100,000	1,154,909

FOOD PRODUCTS – 4.0%

General Mills, Inc.,
Sr. Unsecured, FRN, 0.58%, 1/29/16Δ	500,000	500,619

ANNUAL REPORT / April 30, 2013

50	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

Kellogg Co.,
Sr. Unsecured, 1.13%, 5/15/15	$1,000,000	$1,009,902

McCormick & Co., Inc.,
Sr. Unsecured, 5.20%, 12/15/15	2,000,000	2,228,284

Mondelez International, Inc.,
Sr. Unsecured, 4.13%, 2/09/16	2,000,000	2,178,769

WM Wrigley Jr. Co.,
Sr. Secured, 3.70%, 6/30/14•,Ω	1,500,000	1,544,502

TOTAL FOOD PRODUCTS		$7,462,076

FOREST PRODUCTS & PAPER – 1.3%

International Paper Co.,
Sr. Unsecured, 5.25%, 4/01/16	2,250,000	2,496,679

HEALTH CARE PROVIDERS & SERVICES – 1.6%

Quest Diagnostics, Inc.,
Company Guaranteed, 1.13%, 3/24/14Δ	2,000,000	2,010,114

UnitedHealth Group, Inc.,
Sr. Unsecured, 0.85%, 10/15/15	1,000,000	1,007,679

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,017,793

HOME FURNISHINGS – 1.1%

Whirlpool Corp.,
Sr. Unsecured, MTN, 8.60%, 5/01/14	2,000,000	2,157,474

INSURANCE – 3.4%

AON Corp.,
Company Guaranteed, 3.50%, 9/30/15	2,730,000	2,891,718

Jefferson-Pilot Corp.,
Sr. Unsecured, 4.75%, 1/30/14	1,000,000	1,028,049

Prudential Financial, Inc.,
Sr. Unsecured, GMTN, 5.50%, 3/15/16	1,000,000	1,124,454

WR Berkley Corp.,
Sr. Unsecured, 5.60%, 5/15/15	1,150,000	1,239,638

TOTAL INSURANCE		$6,283,859

IRON/STEEL – 0.5%

Cliffs Natural Resources, Inc.,
Sr. Unsecured, 3.95%, 1/15/18	885,000	897,803

MEDIA – 10.3%

COX Communications, Inc.,
Sr. Unsecured, 5.45%, 12/15/14	2,000,000	2,156,687

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.55%, 3/15/15	2,000,000	2,096,574

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	2,000,000	2,136,531

NBCUniversal Enterprise, Inc.,
Company Guaranteed, 0.82%, 4/15/16Δ,•,Ω	630,000	630,598

NBCUniversal Media LLC,
Company Guaranteed, 2.88%, 4/01/16	1,730,000	1,835,995

News America, Inc.,
Company Guaranteed, 5.30%, 12/15/14	2,000,000	2,149,505

TCI Communications, Inc.,
Sr. Unsecured, 8.75%, 8/01/15	2,000,000	2,353,230

Description	Par Value	Value

Time Warner Cable, Inc.,
Company Guaranteed, 7.50%, 4/01/14	$1,000,000	$1,061,876

Time Warner, Inc.,
Company Guaranteed, 5.88%, 11/15/16	2,000,000	2,329,801

Viacom, Inc.,
Sr. Unsecured, 4.38%, 9/15/14	2,001,000	2,100,155

Viacom, Inc.,
Sr. Unsecured, 1.25%, 2/27/15	300,000	302,896

TOTAL MEDIA		$19,153,848

METALS & MINING – 0.3%

Barrick Gold Corp.,
Sr. Unsecured, 2.50%, 5/01/18•,Ω	500,000	503,021

MISCELLANEOUS MANUFACTURING – 1.8%

Eaton Corp.,
Company Guaranteed, 0.95%, 11/02/15•,Ω	2,000,000	2,007,695

John Deere Capital Corp.,
Sr. Unsecured, 0.88%, 4/17/15#	750,000	755,992

Textron, Inc.,
Sr. Unsecured, 6.20%, 3/15/15	515,000	559,639

TOTAL MISCELLANEOUS MANUFACTURING		$3,323,326

OIL & GAS – 8.1%

Anadarko Petroleum Corp.,
Sr. Unsecured, 5.75%, 6/15/14	1,000,000	1,053,362

BP Capital Markets PLC,
Company Guaranteed, 0.70%, 11/06/15	2,000,000	2,000,790

Devon Energy Corp.,
Sr. Unsecured, 5.63%, 1/15/14	2,000,000	2,071,312

Diamond Offshore Drilling, Inc.,
Sr. Unsecured, 4.88%, 7/01/15	1,000,000	1,090,648

Hess Corp.,
Sr. Unsecured, 7.00%, 2/15/14	1,390,000	1,457,046

Husky Energy, Inc.,
Sr. Unsecured, 5.90%, 6/15/14	2,210,000	2,334,107

Marathon Oil Corp.,
Sr. Unsecured, 0.90%, 11/01/15	1,810,000	1,812,939

Phillips 66,
Company Guaranteed, 1.95%, 3/05/15	1,000,000	1,023,090

Valero Energy Corp.,
Company Guaranteed, 4.50%, 2/01/15	2,000,000	2,128,850

TOTAL OIL & GAS		$14,972,144

OIL & GAS FIELD SERVICES – 0.6%

Weatherford International Ltd.,
Company Guaranteed, 6.00%, 3/15/18	1,000,000	1,150,284

PHARMACEUTICALS – 1.4%

AbbVie, Inc.,
Company Guaranteed, 1.20%, 11/06/15•,Ω	2,200,000	2,222,682

Zoetis, Inc.,
Sr. Unsecured, 1.15%, 2/01/16•,Ω	400,000	403,150

TOTAL PHARMACEUTICALS		$2,625,832

PIPELINES – 2.6%

Energy Transfer Partners LP,
Sr. Unsecured, 5.95%, 2/01/15	1,000,000	1,082,750

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	51

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

Enterprise Products Operating LLC,
Series G, Company Guaranteed,
5.60%, 10/15/14	$1,000,000	$1,070,502

Kinder Morgan Energy Partners LP,
Sr. Unsecured, 5.63%, 2/15/15	2,500,000	2,714,338

TOTAL PIPELINES		$4,867,590

REAL ESTATE INVESTMENT TRUSTS – 9.0%

Boston Properties LP,
Sr. Unsecured, 5.63%, 4/15/15	1,000,000	1,092,471

Digital Realty Trust LP,
Company Guaranteed, 4.50%, 7/15/15	885,000	938,186

HCP, Inc.,
Sr. Unsecured, 2.70%, 2/01/14	3,000,000	3,045,882

Health Care REIT, Inc.,
Sr. Unsecured, 6.00%, 11/15/13	2,000,000	2,056,626

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	2,021,000	2,064,031

ProLogis LP,
Company Guaranteed, 6.13%, 12/01/16	1,000,000	1,156,765

ProLogis LP,
Company Guaranteed, 4.50%, 8/15/17	925,000	1,022,884

Simon Property Group LP,
Sr. Unsecured, 5.10%, 6/15/15	1,325,000	1,447,149

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 3.13%, 11/30/15	3,637,000	3,844,028

TOTAL REAL ESTATE INVESTMENT TRUSTS		$16,668,022

RETAIL – 0.7%

Walgreen Co.,
Sr. Unsecured, 1.00%, 3/13/15	1,000,000	1,007,872

Wal-Mart Stores Pass-Through Trust 1994,
Series A-2, Pass-Through Certificates,
8.85%, 1/02/15	251,569	267,450

TOTAL RETAIL		$1,275,322

SOFTWARE – 0.8%

Symantec Corp.,
Sr. Unsecured, 2.75%, 9/15/15	1,415,000	1,466,887

TELECOMMUNICATIONS – 1.6%

AT&T, Inc.,
Sr. Unsecured, FRN, 0.66%, 2/12/16Δ	3,000,000	3,011,341

TRANSPORTATION – 1.3%

CSX Corp.,
Sr. Unsecured, 6.25%, 4/01/15	265,000	292,687

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.15%, 3/02/15	2,000,000	2,075,777

TOTAL TRANSPORTATION		$2,368,464

TOTAL CORPORATE BONDS (COST $178,567,989)		$180,385,812

U.S. TREASURY – 1.1%

U.S. TREASURY NOTES – 1.1%
0.25%, 3/31/15	100,000	100,088

Description	Par Value	Value

0.75%, 3/31/18	$2,000,000	$2,008,992

TOTAL U.S. TREASURY NOTES		$2,109,080

TOTAL U.S. TREASURY (COST $2,105,954)		$2,109,080

REPURCHASE AGREEMENT – 0.1%

Credit Suisse First Boston LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $161,018, collateralized by a U.S. Treasury Security 2.75%, maturing 08/15/42; total market value of $ 166,440.	161,017	161,017

TOTAL REPURCHASE AGREEMENT (COST $161,017)		$161,017

TOTAL INVESTMENTS IN SECURITIES – 100.9% (COST $185,573,922)		$187,322,269

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.0%

REPURCHASE AGREEMENTS – 2.0%

Citigroup Global Markets, Inc., 0.18%, dated 04/30/13, due 05/01/13, repurchase price $1,000,005, collateralized by U.S. Government Securities 0.84% to 6.50%, maturing 11/01/18 to 03/15/53; total market value of $ 1,020,439.	1,000,000	1,000,000

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $1,000,006, collateralized by U.S. Government Securities 2.08% to 7.00%, maturing 01/01/22 to 04/15/52; total market value of $ 1,020,000.	1,000,000	1,000,000

RBS Securities, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $798,044, collateralized by U.S. Treasury Securities 0.13% to 3.88%, maturing 07/15/13 to 02/15/43; total market value of $ 814,005.	798,041	798,041

Royal Bank of Scotland PLC, 0.19%, dated 04/30/13, due 05/01/13, repurchase price $1,000,005, collateralized by U.S. Government & Treasury Securities 1.75% to 6.25%, maturing 11/15/13 to 05/15/29; total market value of $ 1,020,001.	1,000,000	1,000,000

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $3,798,041)		$3,798,041

TOTAL INVESTMENTS – 102.9% (COST $189,371,963)		$191,120,310

COLLATERAL FOR SECURITIES ON LOAN – (2.0%)		(3,798,041)

OTHER LIABILITIES LESS ASSETS – (0.9%)		(1,606,007)

TOTAL NET ASSETS – 100.0%		$185,716,262

ANNUAL REPORT / April 30, 2013

52	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $189,372,237. The net unrealized appreciation/(depreciation) of investments was $1,748,073. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,905,137 and net unrealized depreciation from investments for those securities having an excess of cost over value of $157,064.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Adjustable Rate Mortgage	$—	$64	$—	$64
Asset-Backed Security	—	653,697	—	653,697
Collateralized Mortgage Obligations	—	4,012,599	—	4,012,599
Corporate Bonds	—	180,385,812	—	180,385,812
U.S. Treasury	—	2,109,080	—	2,109,080
Repurchase Agreements	—	3,959,058	—	3,959,058

Total	$—	$191,120,310	$—	$191,120,310

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

53

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short Duration Government Bond Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Federal National Mortgage Association (FNMA)	26.7%
Federal Home Loan Mortgage Corporation (FHLMC)	24.5%
U.S. Treasury Notes	19.3%
Federal Home Loan Bank (FHLB)	10.4%
Government National Mortgage Association (GNMA)	9.4%
U.S. Treasury Inflation Indexed Notes	3.0%
Student Loan Marketing Association	1.6%
Whole Loan	1.6%
Transportation	0.5%
Healthcare Providers & Services	0.4%
Small Business Administration	0.3%
Facilities	0.1%
Development	0.1%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities – Net[2]	0.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	34.7%
AA	0.2%
BB	0.5%
CCC	1.1%
Not Rated	1.9%
U.S. Government Agency Securities	39.1%
U.S. Treasuries	22.3%
Other Assets and Liabilities – Net[2]	0.2%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 26.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.3%

Series 1988-6, Class C, 9.05%, 6/15/19	$13,111	$14,428

Series 1989-112, Class I, 6.50%, 1/15/21	2,412	2,641

Series 1990-136, Class E, 6.00%, 4/15/21	6,657	7,296

Series 1990-141, Class D, 5.00%, 5/15/21	2,529	2,719

Series 1993-1577, Class PK, 6.50%, 9/15/23	96,863	108,583

Series 1993-1644, Class K, 6.75%, 12/15/23	84,219	94,497

Series 1994-1686, Class PJ, 5.00%, 2/15/24	13,635	14,617

Description	Par Value	Value

Series 2004-2773, Class JD, 5.00%, 3/15/18	$204,400	$206,200

Series 2004-2786, Class PD, 4.50%, 1/15/18	72,546	72,789

Series 2004-2844, Class PV, 5.00%, 8/15/15	321,151	332,369

Series 2005-2931, Class QC, 4.50%, 1/15/19	352,982	357,525

Series 2005-3062, Class LU, 5.50%, 10/15/16	3,177,189	3,399,768

Series 2005-3074, Class BG, 5.00%, 9/15/33	961,787	998,580

Series 2009-3610, Class AB, 1.40%, 12/15/14	506,342	510,570

Series 2012-K710, Class A1, 1.44%, 1/25/19	2,924,506	2,986,309

ANNUAL REPORT / April 30, 2013

54	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

Series 3799, Class GK, 2.75%, 1/15/21	$387,410	$404,796

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$9,513,687

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 8.2%

Series 1993-113, Class PK, 6.50%, 7/25/23	66,833	75,062

Series 1993-127, Class H, 6.50%, 7/25/23	64,917	72,801

Series 1993-202, Class J, 6.50%, 11/25/23	35,204	39,740

Series 1994-3, Class PL, 5.50%, 1/25/24	64,536	71,266

Series 1994-55, Class H, 7.00%, 3/25/24	72,383	82,619

Series 2002-52, Class QA, 6.00%, 7/18/32	35,546	38,866

Series 2003-3, Class BC, 5.00%, 2/25/18	1,211,781	1,294,522

Series 2003-45, Class AB, 3.75%, 5/25/33	21,957	22,416

Series 2003-74, Class VA, 5.50%, 7/25/14	1,079,955	1,100,586

Series 2003-80, Class BA, 5.00%, 5/25/31	53,342	53,735

Series 2003-80, Class CD, 5.00%, 4/25/30	43,497	43,741

Series 2004-96, Class QB, 5.00%, 2/25/32	28,578	28,668

Series 2007-26, Class C, 5.50%, 3/25/33	337,600	341,749

Series 2011-66, Class QE, 2.00%, 7/25/21	1,365,379	1,405,240

Series 2011-71, Class DJ, 3.00%, 3/25/25	1,839,815	1,876,271

Series 2011-81, Class PA, 3.50%, 8/25/26	3,890,657	4,110,567

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,657,849

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 8.9%

Series 2003-10, Class PV, 5.50%, 1/20/14	977,011	992,440

Series 2005-44, Class PC, 5.00%, 12/20/33	1,665,404	1,781,449

Series 2010-17, Class K, 4.00%, 3/16/22	6,453,619	6,692,946

Series 2010-91, Class PA, 3.00%, 8/20/31	2,107,075	2,151,051

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$11,617,886

WHOLE LOAN – 1.6%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.92%, 2/25/34Δ	347,484	346,387

Banc of America Mortgage Securities, Inc., Series 2004-B, Class 2A1, 3.04%, 3/25/34Δ	294,677	301,000

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.90%, 11/25/35Δ	1,628,308	1,440,138

TOTAL WHOLE LOAN		$2,087,525

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $34,006,987)		$33,876,947

CORPORATE BOND – 0.4%

HEALTH CARE PROVIDERS & SERVICES – 0.4%

Howard Hughes Medical Institute, Sr. Unsecured, 3.45%, 9/01/14	500,000	520,312

TOTAL CORPORATE BOND (COST $499,378)		$520,312

Description	Par Value	Value

GOVERNMENT AGENCIES – 35.0%

FEDERAL HOME LOAN BANK (FHLB) – 10.4%

0.50%, 11/20/15	$2,000,000	$2,009,352

1.75%, 9/11/15	4,000,000	4,138,391

3.13%, 12/13/13	5,000,000	5,091,755

5.38%, 5/18/16	2,000,000	2,303,298

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$13,542,796

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 14.5%

0.50%, 5/13/16	2,000,000	2,007,476

0.63%, 12/29/14	3,000,000	3,020,194

0.88%, 3/07/18	1,650,000	1,656,975

1.00%, 3/08/17	3,000,000	3,054,889

2.00%, 8/25/16	1,000,000	1,051,443

4.75%, 1/19/16	1,000,000	1,119,844

4.88%, 6/13/18	2,000,000	2,403,770

5.13%, 10/18/16	2,000,000	2,320,555

5.25%, 4/18/16	2,000,000	2,287,048

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$18,922,194

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) –7.7%

0.38%, 3/16/15	4,000,000	4,011,050

0.38%, 12/21/15	3,000,000	3,004,228

0.50%, 5/27/15	3,000,000	3,016,140

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,031,418

SMALL BUSINESS ADMINISTRATION – 0.3%

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-C, 6.70%, 3/01/16	21,847	23,284

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-K, 6.95%, 11/01/16	186,083	198,123

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-L, 6.70%, 12/01/16	85,162	90,015

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	4,713	5,120

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1999-I, 7.30%, 9/01/19	7,467	8,282

TOTAL SMALL BUSINESS ADMINISTRATION		$324,824

STUDENT LOAN MARKETING ASSOCIATION – 1.6%

Sallie Mae, Inc., Sr. Unsecured, 2.77%, 10/03/22‡	2,595,000	2,064,668

TRANSPORTATION – 0.5%

Vessel Management Services, Inc., U.S. Government Guaranteed, 6.75%, 7/15/25	518,000	630,735

TOTAL GOVERNMENT AGENCIES (COST $43,394,443)		$45,516,635

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

MORTGAGE-BACKED SECURITIES – 14.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.7%

Pool 287773, 7.50%, 3/01/17	$803	$849

Pool 538733, 9.00%, 9/01/19	298	343

Pool A18401, 6.00%, 2/01/34	976,229	1,074,720

Pool C78010, 5.50%, 4/01/33	1,446,746	1,576,791

Pool C80328, 7.50%, 7/01/25	49,016	56,310

Pool G01425, 7.50%, 5/01/32	110,414	127,502

Pool G01831, 6.00%, 5/01/35	302,891	333,260

Pool G12709, 5.00%, 7/01/22	286,257	306,670

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,476,445

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 10.8%

Pool 202957, 8.00%, 8/01/21	4,258	4,719

Pool 252439, 6.50%, 5/01/29	49,209	55,381

Pool 255933, 5.50%, 11/01/35	359,483	393,990

Pool 323419, 6.00%, 12/01/28	87,645	96,831

Pool 334593, 7.00%, 5/01/24	87,675	100,108

Pool 39862, 9.75%, 9/01/17	6,536	7,276

Pool 436746, 6.50%, 8/01/28	68,284	76,388

Pool 440401, 6.50%, 8/01/28	196,608	219,735

Pool 485678, 6.50%, 3/01/29	98,670	110,399

Pool 494375, 6.50%, 4/01/29	29,020	32,661

Pool 545051, 6.00%, 9/01/29	165,580	182,830

Pool 604867, 7.00%, 1/01/25	10,460	11,317

Pool 625596, 7.00%, 2/01/32	17,373	19,217

Pool 725418, 6.50%, 5/01/34	259,539	292,744

Pool 763704, 5.00%, 4/01/34	530,296	587,952

Pool 833143, 5.50%, 9/01/35	1,447,061	1,588,225

Pool 843323, 5.50%, 10/01/35	150,975	165,467

Pool AB1796, 3.50%, 11/01/40	641,464	683,539

Pool AB3417, 4.00%, 8/01/41	1,365,681	1,463,820

Pool AE2520, 3.00%, 1/01/26	584,103	618,181

Pool MA0921, 3.00%, 12/01/21	6,937,814	7,388,752

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$14,099,532

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 1061, 9.00%, 4/20/23	18,136	21,281

Pool 1886, 9.00%, 10/20/24	1,536	1,790

Pool 188603, 9.00%, 11/15/16	6,197	7,138

Pool 208196, 9.00%, 2/15/17	9,498	10,941

Pool 306066, 8.50%, 7/15/21	5,491	6,393

Pool 307983, 8.50%, 7/15/21	17,978	20,929

Pool 341948, 8.50%, 1/15/23	11,646	13,361

Pool 346572, 7.00%, 5/15/23	13,167	15,125

Pool 484269, 7.00%, 9/15/28	48,454	56,147

Description	Par Value	Value

Pool 581522, 6.00%, 5/15/33	$244,828	$279,326

Pool 592505, 6.00%, 4/15/33	210,252	238,958

Pool 780440, 8.50%, 11/15/17	1,700	1,942

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$673,331

TOTAL MORTGAGE-BACKED SECURITIES (COST $17,349,080)		$18,249,308

MUNICIPAL BONDS – 0.2%

DEVELOPMENT – 0.1%

Miami, FL, Rent Revenue, Series 1998 (Lease payments guaranteed by U.S. Government), 8.65%, 7/01/19	130,000	163,495

FACILITIES – 0.1%

Tacoma City, WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government), 8.20%, 9/15/13	105,000	106,916

TOTAL MUNICIPAL BONDS (COST $334,656)		$270,411

U.S. TREASURY – 22.3%

U.S. TREASURY INFLATION INDEXED NOTES – 3.0%

1.13%, 1/15/21	1,100,000	1,372,195

2.00%, 1/15/14	2,000,000	2,562,545

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$3,934,740

U.S. TREASURY NOTES – 19.3%

0.25%, 10/31/13	2,300,000	2,301,854

0.25%, 4/30/14	9,000,000	9,010,899

0.50%, 10/15/13	6,700,000	6,712,716

3.13%, 8/31/13	7,000,000	7,070,118

TOTAL U.S. TREASURY NOTES		$25,095,587

TOTAL U.S. TREASURY
(COST $28,736,533)		$29,030,327

REPURCHASE AGREEMENT – 1.9%

Credit Suisse First Boston LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $2,413,533, collateralized by a U.S. Treasury Security 2.75%, maturing 08/15/42; total market value of $2,462,340.	2,413,524	2,413,524

TOTAL REPURCHASE AGREEMENT
(COST $2,413,524)		$2,413,524

TOTAL INVESTMENTS – 99.8%
(COST $126,734,601)		$129,877,464

OTHER ASSETS LESS LIABILITIES – 0.2%		293,603

TOTAL NET ASSETS – 100.0%		$130,171,067

ANNUAL REPORT / April 30, 2013

56	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $126,743,011. The net unrealized appreciation/(depreciation) of investments was $3,134,453. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,857,391 and net unrealized depreciation from investments for those securities having an excess of cost over value of $722,938

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$33,876,947	$—	$33,876,947
Corporate Bond	—	520,312	—	520,312
Government Agencies	—	45,516,635	—	45,516,635
Mortgage-Backed Securities	—	18,249,308	—	18,249,308
Municipal Bonds	—	270,411	—	270,411
U.S. Treasury	—	29,030,327	—	29,030,327
Repurchase Agreement	—	2,413,524	—	2,413,524

Total	$—	$129,877,464	$—	$129,877,464

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of 4/30/2012 (Government Agencies)	$34,986
Realized gain (loss)	4,152
Change in unrealized appreciation (depreciation)	(3,799)
Purchases	—
Sales	(35,339)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 4/30/2013	$—

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

57

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
General Obligation	18.1%
Higher Education	15.8%
Dedicated Tax	13.3%
Lease	11.3%
Medical	11.0%
School District	9.2%
Water & Sewer	6.7%
Pre-Refunded/Escrow	3.9%
Transportation	3.3%
Power	2.0%
Airport	0.9%
Cash Equivalents[1]	2.0%
Other Assets and Liabilities – Net[2]	2.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	18.5%
AA	49.2%
A	22.9%
BBB	1.2%
Not Rated	5.7%
Other Assets and Liabilities – Net[2]	2.5%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

MUNICIPAL BONDS – 95.5%

ALABAMA – 0.4%

MEDICAL – 0.4%

University of Alabama, Hospital Revenue, Refunding Bonds, (Series A), 5.75%, 9/01/22	$1,000,000	$1,180,260

TOTAL ALABAMA		$1,180,260

ARIZONA – 2.2%

DEDICATED TAX – 0.4%

Mesa, AZ, Highway Revenue Bonds, (Series A), 5.00%, 7/01/19	1,000,000	1,097,780

LEASE – 0.4%

Tucson, AZ, Certificate Participation Bonds, (Series A), (National Reinsurance), 5.00%, 7/01/21	1,000,000	1,125,520

WATER & SEWER – 1.4%

Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, (Series A), 5.00%, 10/01/23	3,000,000	3,561,960

TOTAL ARIZONA		$5,785,260

Description	Par Value	Value

CALIFORNIA – 9.1%

GENERAL OBLIGATION – 1.4%

State of California, CA, GO Unlimited, Refunding Revenue Bonds, 5.00%, 10/01/21	$3,000,000	$3,736,230

HIGHER EDUCATION – 0.9%

University of California, CA, Refunding Revenue Bonds, (Series A-F), 5.00%, 5/15/27	2,000,000	2,459,800

LEASE – 1.7%

Sacramento, CA, City Financing Authority, Refunding Revenue Bonds, (Series B), 5.40%, 11/01/20	4,000,000	4,621,800

MEDICAL – 1.1%

California State, Health Facilities Financing Authority, Revenue Bonds, (Series H), (Catholic Healthcare West, OBG), 5.13%, 7/01/22	685,000	749,130

California State, Statewide Communities Development Authority, Revenue Bonds, (Series E-1), 5.00%, 5/01/17	2,000,000	2,321,540

TOTAL MEDICAL		$3,070,670

ANNUAL REPORT / April 30, 2013

58	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

POWER – 2.0%

Southern California Public Power Authority, Refunding Revenue Bonds, (Series A), 5.00%, 7/01/17	$4,500,000	$5,263,425

WATER & SEWER – 2.0%

Orange County Sanitation District, Refunding Revenue Bonds, (Series B), 5.00%, 2/01/21	3,000,000	3,819,360

San Diego County Water Authority, CA, Refunding Revenue Bonds, (Series A), 5.00%, 5/01/23	1,240,000	1,529,862

TOTAL WATER & SEWER		$5,349,222

TOTAL CALIFORNIA		$24,501,147

COLORADO – 1.3%

AIRPORT – 0.9%

Denver County, CO, Airport System Revenue, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,433,720

DEDICATED TAX – 0.4%

Grand Junction, CO, Refunding Revenue Bonds, 5.00%, 3/01/16	1,000,000	1,124,500

TOTAL COLORADO		$3,558,220

DELAWARE – 0.5%

GENERAL OBLIGATION – 0.5%

State of Delaware, DE, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 8/01/18	1,000,000	1,218,110

TOTAL DELAWARE		$1,218,110

DISTRICT OF COLUMBIA – 0.9%

DEDICATED TAX – 0.9%

District of Columbia, Income Tax Secured, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/27	2,000,000	2,445,920

TOTAL DISTRICT OF COLUMBIA		$2,445,920

FLORIDA – 1.2%

LEASE – 1.2%

City of Jacksonville, FL, Special Refunding Revenue Bonds, (Series C), 5.00%, 10/01/26	2,640,000	3,173,623

TOTAL FLORIDA		$3,173,623

GEORGIA – 2.4%

GENERAL OBLIGATION – 0.9%

Georgia State, GO Unlimited, Refunding Revenue Bonds, (Series C), 5.00%, 7/01/21	2,000,000	2,355,140

HIGHER EDUCATION – 0.9%

Fulton County Development Authority, GA, Refunding Revenue Bonds, (Series A), (Georgia Technology Foundation Inc., OBG), 5.25%, 11/01/24	1,750,000	2,345,315

Description	Par Value	Value

MEDICAL – 0.6%

Cobb County Kennestone Hospital Authority, Refunding Revenue Bonds, 5.00%, 4/01/27	$1,500,000	$1,784,055

TOTAL GEORGIA		$6,484,510

ILLINOIS – 1.8%

DEDICATED TAX – 1.8%

Illinois State, Sales Tax Revenue Bonds, 5.00%, 6/15/19	1,195,000	1,257,988

Illinois State, Sales Tax Revenue Bonds, (National Reinsurance FGIC), 6.00%, 6/15/26	2,500,000	3,462,250

TOTAL DEDICATED TAX		$4,720,238

TOTAL ILLINOIS		$4,720,238

INDIANA – 0.9%

MEDICAL – 0.9%

Indiana State, Finance Authority Health System, Refunding Revenue Bonds, (Series C), (Franciscan Alliance Inc., OBG), 5.00%, 11/01/21	2,000,000	2,302,360

TOTAL INDIANA		$2,302,360

LOUISIANA – 0.4%

HIGHER EDUCATION – 0.4%

Louisiana State, Public Facilities Authority, Revenue Bonds, (Loyola University, OBG), 5.00%, 10/01/19	1,000,000	1,203,420

TOTAL LOUISIANA		$1,203,420

MARYLAND – 1.4%

LEASE – 0.9%

Baltimore County, MD, Certificate Participation Bonds, 5.00%, 10/01/21	2,000,000	2,501,880

TRANSPORTATION – 0.5%

Maryland State Department of Transportation, Refunding Revenue Bonds, 5.00%, 5/01/17	1,000,000	1,174,870

TOTAL MARYLAND		$3,676,750

MASSACHUSETTS – 2.7%

DEDICATED TAX – 1.5%

Massachusetts Bay, MA, Transportation Authority, Sales Tax Refunding Revenue Bonds, (Series C), 5.50%, 7/01/23	2,000,000	2,664,040

School Building Authority, MA, Sales Tax Revenue, Refunding Revenue Bonds, (Series B), 5.00%, 8/15/19	1,000,000	1,236,820

TOTAL DEDICATED TAX		$3,900,860

LEASE – 0.1%

Massachusetts State, Development Finance Agency, Lease Revenue Bonds, (Visual & Performing Arts Project), 6.00%, 8/01/16	310,000	360,356

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

WATER & SEWER – 1.1%

Massachusetts State, Water Resources Authority, Revenue Bonds, (Series B), (AGM), 5.25%, 8/01/27	$2,325,000	$3,016,594

TOTAL MASSACHUSETTS		$7,277,810

MICHIGAN – 3.2%

LEASE – 1.6%

Michigan State, Finance Authority, Refunding Revenue Bonds, (Series A), 5.00%,7/01/18	3,500,000	4,247,950

SCHOOL DISTRICT – 1.6%

Ann Arbor School District, MI, GO Unlimited, Refunding Revenue Bonds, (Q-SBLF), 5.00%, 5/01/17	1,000,000	1,165,360

Dexter Community Schools, MI, GO Unlimited, Refunding Revenue Bonds, (Q-SBLF), 5.00%, 5/01/15	1,000,000	1,088,070

Lansing School District, MI, GO Unlimited, Refunding Revenue Bonds, (Q-SBLF), 4.00%, 5/01/16	2,000,000	2,180,060

TOTAL SCHOOL DISTRICT		$4,433,490

TOTAL MICHIGAN		$8,681,440

NEVADA – 2.6%

DEDICATED TAX – 0.9%

Clark County, NV, Highway Improvement, Motor Vehicle Fuel Tax, Refunding Revenue Bonds, 5.00%, 7/01/18	2,000,000	2,389,280

GENERAL OBLIGATIONS – 1.3%

Clark County, NV, GO Limited Bonds, (AMBAC), 5.00%, 11/01/25	1,000,000	1,133,360

Las Vegas Valley, NV, Water District, GO Limited Bonds, (Series A), (AGM), 5.00%, 6/01/20	2,000,000	2,260,040

TOTAL GENERAL OBLIGATIONS		$3,393,400

SCHOOL DISTRICT – 0.4%

Washoe County, NV, School District, GO Limited, Refunding Revenue Bonds, (Series A), 4.00%, 6/01/18	1,000,000	1,141,920

TOTAL NEVADA		$6,924,600

NEW YORK – 9.2%

DEDICATED TAX – 5.2%

Nassau County Interim Finance Authority, NY, Sales Tax Refunding Revenue Bonds, 5.00%, 11/15/21	1,960,000	2,508,290

New York City, NY, Transitional Finance Authority, Future Tax Secured Revenue, Refunding Revenue Bonds, (Subseries E), 5.00%, 11/01/22	4,125,000	5,116,774

New York Local Government Assistance Corp., Refunding Revenue Bonds, (Series A), (GO OF CORP), 5.00%, 4/01/19	1,500,000	1,843,560

Description	Par Value	Value

New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, (Series B), (AMBAC), 5.50%, 3/15/25	$1,750,000	$2,322,320

New York State Environmental Facilities Corp., Personal Income Tax, Revenue Bonds, (Series A), 5.00%, 12/15/21	2,000,000	2,238,220

TOTAL DEDICATED TAX		$14,029,164

GENERAL OBLIGATIONS – 3.6%

County of Sullivan, NY, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/15/18	1,100,000	1,318,174

New York City, NY, GO Unlimited Bonds, (Series D), 5.00%, 8/01/19	5,000,000	6,134,150

New York City, NY, GO Unlimited Bonds, (Series D1), 5.00%, 12/01/21	1,000,000	1,180,090

New York City, NY, GO Unlimited Bonds, (Series E-1), 6.00%, 10/15/23	750,000	931,920

TOTAL GENERAL OBLIGATIONS		$9,564,334

LEASE – 0.4%

Erie County, NY, IDA, School Facility, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/18	1,000,000	1,193,220

TOTAL NEW YORK		$24,786,718

NORTH CAROLINA – 1.8%

GENERAL OBLIGATIONS – 1.2%

City of Charlotte, NC, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 7/01/22	1,000,000	1,295,330

State of North Carolina, NC, GO Unlimited, Refunding Revenue Bonds, (Series C), 5.00%, 5/01/26	1,500,000	1,978,395

TOTAL GENERAL OBLIGATIONS		$3,273,725

WATER & SEWER – 0.6%

Charlotte, NC, Water & Sewer System, Refunding Revenue Bonds, 5.00%, 12/01/19	1,250,000	1,563,225

TOTAL NORTH CAROLINA		$4,836,950

OHIO – 3.1%

DEDICATED TAX – 0.6%

Hamilton County, OH, Sales Tax Revenue Bonds, (Series A), (AMBAC), 5.00%, 12/01/17	1,500,000	1,723,740

GENERAL OBLIGATIONS – 1.4%

Akron, OH, GO Limited, (AMBAC), 5.00%, 12/01/24	1,275,000	1,405,267

Akron-Summit County, OH, Public Library, GO Unlimited, Refunding Revenue Bonds, 5.00%, 12/01/20	1,960,000	2,421,482

TOTAL GENERAL OBLIGATIONS		$3,826,749

ANNUAL REPORT / April 30, 2013

60	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

WATER & SEWER – 1.1%

Ohio State, Water Development Authority, Refunding Revenue Bonds, (Series C), (Water Pollution Center), 5.00%, 12/01/20	$2,275,000	$2,882,721

TOTAL OHIO		$8,433,210

PENNSYLVANIA – 28.9%

DEDICATED TAX – 0.5%

Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, Regional Asset District, Sales Tax Refunding Revenue Bonds, (AGM), 5.00%, 2/01/23	1,250,000	1,459,513

GENERAL OBLIGATIONS – 4.0%

Commonwealth of Pennsylvania, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/18	2,910,000	3,517,084

Northampton County, PA, GO Unlimited, Refunding Revenue Bonds, (Series B), 5.00%, 10/01/24	2,000,000	2,502,520

Philadelphia, PA, GO Unlimited Bonds, (CIFG), 5.00%, 8/01/23	1,000,000	1,060,220

Philadelphia, PA, GO Unlimited, Refunding Revenue Bonds, (Series A)

5.00%, 9/15/19	1,000,000	1,190,240

5.00%, 9/15/21	2,040,000	2,439,534

TOTAL GENERAL OBLIGATIONS		$10,709,598

HIGHER EDUCATION – 7.4%

Huntingdon County, PA, General Authority Refunding Revenue Bonds, (Series A), (Juniata College), 5.00%, 5/01/27	1,765,000	1,987,319

Lancaster, PA, Higher Education Authority, College Revenue, Refunding Bonds, (Franklin & Marshall College), 5.00%, 4/15/18	2,350,000	2,607,466

Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS)

5.00%, 5/01/19	1,420,000	1,595,981

5.00%, 5/01/20	1,490,000	1,674,656

Pennsylvania State Higher Education Facilities Authority, (Series EE 1), (York College of PA)/(XLCA), 5.00%, 11/01/18	1,020,000	1,101,386

Pennsylvania State Higher Educational Facilities Authority, Refunding Revenue Bonds, (Drexel University, OBG), 5.00%, 5/01/18	1,000,000	1,179,300

Pennsylvania State Higher Educational Revenue, (National Reinsurance FGIC)/(Drexel University), 5.00%, 5/01/27	1,250,000	1,384,438

Description	Par Value	Value

Pennsylvania State, Higher Educational Facilities Authority, Refunding Revenue Bonds, (Bryn Mawr College), 5.00%, 12/01/17	$2,400,000	$2,859,552

Pennsylvania State, Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Ursinus College, OBG)

5.00%, 1/01/23	1,620,000	1,920,769

5.00%, 1/01/25	1,000,000	1,153,700

State Public School Building Authority, PA, College Revenue Bonds, (Harrisburg Area Community College, OBG), 5.00%, 10/01/19	2,150,000	2,492,474

TOTAL HIGHER EDUCATION		$19,957,041

LEASE – 2.5%

Berks County, PA, Vocational Technical School Authority, Refunding Revenue Bonds, (National-Reinsurance), 5.00%, 6/01/14	1,655,000	1,728,565

Philadelphia Redevelopment Authority, PA, Transportation Initiative, Refunding Revenue Bonds, 5.00%, 4/15/24	3,000,000	3,524,670

Philadelphia, PA, Redevelopment Authority, (Series C), (National Reinsurance FGIC), 5.00%, 4/15/27	1,500,000	1,548,795

TOTAL LEASE		$6,802,030

MEDICAL – 4.3%

Allegheny County, PA, Hospital Development Authority, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,430,000	1,764,391

Central Bradford Progress Authority, PA, Refunding Revenue Bonds, (Guthrie Healthcare System, OBG), 5.00%, 12/01/26	2,000,000	2,309,760

Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital), 5.00%, 3/15/23	1,770,000	1,983,533

Lancaster County, PA, Hospital Authority, Refunding Revenue Bonds, (Series B), (Lancaster General Hospital, OBG), 5.00%, 3/15/19	1,485,000	1,685,044

Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds, (Series A), (University of Pennsylvania Health System, OBG), 5.00%, 8/15/24	2,000,000	2,436,060

Pennsylvania State, Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (University of Pennsylvania Health System, OBG), 5.00%, 8/15/18	1,200,000	1,421,304

TOTAL MEDICAL		$11,600,092

PRE-REFUNDED/ESCROW – 3.8%

Bucks County, PA, IDA, Refunding Revenue Bonds, ETM, (Series A), (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19	4,775,000	7,275,238

Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC INS), 6.00%, 9/01/19	2,410,000	3,081,812

TOTAL PRE-REFUNDED/ESCROW		$10,357,050

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	61

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 3.6%

Eastern York, PA, School District, GO Unlimited Bonds, (Series A), (FSA State Aid Withholding), 5.00%, 9/01/24	$1,200,000	$1,353,996

Hamburg, PA, Area School District, GO Unlimited, Refunding Revenue Notes, (Series A), (AGM State Aid Withholding), 5.50%, 4/01/24	2,405,000	2,940,016

Philadelphia, PA, School District, GO Unlimited, (Series D), (FSA State Aid Withholding), 5.50%, 6/01/17	1,300,000	1,510,444

Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 9/01/16	1,500,000	1,702,260

Pittsburgh School District, PA, GO Unlimited Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	2,144,892

TOTAL SCHOOL DISTRICT		$9,651,608

TRANSPORTATION – 2.8%

Allegheny County Port Authority, PA, Special Refunding Revenue Bonds, 5.00%, 3/01/16	1,000,000	1,112,070

Delaware River Joint Toll Bridge Commission, PA, Refunding Revenue Bonds, (Series A), 5.00%, 7/01/26	1,000,000	1,191,500

Pennsylvania State Turnpike Commission, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	1,400,000	1,678,642

Pittsburgh, PA, Public Parking Authority, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 12/01/20	2,565,000	2,701,920

Southeastern Pennsylvania Transportation Authority, Refunding Revenue Bonds, 5.00%, 3/01/28	650,000	747,767

TOTAL TRANSPORTATION		$7,431,899

TOTAL PENNSYLVANIA		$77,968,831

TENNESSEE – 1.2%

GENERAL OBLIGATION – 0.7%

Metropolitan Government of Nashville & Davidson County, TN, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/17	1,610,000	1,900,911

HIGHER EDUCATION – 0.5%

Tennessee State, School Bond Authority, Higher Educational Facilities, Refunding Revenue Bonds, (Series A), 5.00%, 5/01/19	1,035,000	1,268,330

TOTAL TENNESSEE		$3,169,241

TEXAS – 8.5%

HIGHER EDUCATION – 2.8%

Harris County, TX, Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, (Series A), (Baylor College of Medicine, OBG), 5.00%, 11/15/19	3,105,000	3,719,573

Description	Par Value	Value

Texas State A&M University, Permanent University Fund, Refunding Revenue Bonds, (Series A), 5.00%, 7/01/24	$3,000,000	$3,793,590

TOTAL HIGHER EDUCATION		$7,513,163

MEDICAL – 2.5%

North Central Texas, Health Facility Development Corp., Refunding Revenue Bonds, (Children’s Medical Center, OBG), 5.00%, 8/15/18	1,000,000	1,193,910

Tarrant County, TX, Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, (Series A), (Texas Health Resources, OBG), 5.00%, 2/15/21	5,000,000	5,655,000

TOTAL MEDICAL		$6,848,910

SCHOOL DISTRICT – 3.2%

Lewisville, TX, Independent School District, GO Unlimited Bonds, (PSF-GTD), 5.00%, 8/15/17	715,000	818,661

San Antonio, TX, Independent School District, GO Unlimited Bonds, (PSF-GTD), 5.00%, 8/15/21	5,000,000	5,522,350

Spring, TX, Independent School District, GO Unlimited Bonds, (Series A), (PSF-GTD), 5.00%, 8/15/16	2,000,000	2,296,300

TOTAL SCHOOL DISTRICT		$8,637,311

TOTAL TEXAS		$22,999,384

UTAH – 0.9%

MEDICAL – 0.9%

Utah County, UT, Hospital Revenue Bonds, (IHC Health Services Inc., OBG)

5.00%, 5/15/25	1,025,000	1,218,643

5.00%, 5/15/26	1,000,000	1,179,100

TOTAL MEDICAL		$2,397,743

TOTAL UTAH		$2,397,743

VIRGINIA – 8.8%

GENERAL OBLIGATIONS – 3.1%

Alexandria, VA, GO Unlimited Bonds, (Series B), (State Aid Withholding), 5.00%, 6/15/18	500,000	606,965

Chesterfield County, VA, GO Unlimited, Refunding Revenue Bonds, (Series B), (State Aid Withholding), 5.00%, 1/01/24	850,000	1,069,351

Hampton, VA, GO Unlimited, Refunding Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 4/01/24	1,000,000	1,259,070

Henrico County, VA, GO Unlimited, Refunding Bonds, 5.00%, 7/15/19	600,000	746,946

Leesburg, VA, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 1/15/24	500,000	610,365

Norfolk, VA, GO Unlimited, Revenue Bonds, (Series C), 5.00%, 4/01/16	1,405,000	1,588,451

Poquoson, VA, GO Unlimited, Refunding Revenue Bonds, 5.00%, 2/15/18	500,000	595,085

ANNUAL REPORT / April 30, 2013

62	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Prince William County, VA, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 8/01/27	$620,000	$819,026

Virginia Beach, Public Improvement, GO Unlimited Bonds, (Series B), 5.00%, 5/01/20	400,000	458,156

Virginia Beach, VA, GO Unlimited, Refunding Revenue Bonds, (Series B), (State Aid Withholding), 5.00%, 4/01/24	500,000	627,195

TOTAL GENERAL OBLIGATIONS		$8,380,610

HIGHER EDUCATION – 2.9%

Virginia College Building Authority, Educational Facilities, Refunding Revenue Bonds, (Series B), (University of Richmond, OBG), 5.00%, 3/01/21	250,000	314,085

Virginia State, College Building Authority, Educational Facilities Revenue Bonds, (Series A), (Public Higher Education Financing, OBG), 5.00%, 9/01/19	6,000,000	7,386,240

TOTAL HIGHER EDUCATION		$7,700,325

LEASE – 1.5%

Fairfax County, VA, EDA, Refunding Revenue Bonds, (Series A), (Laurel Hill Public Facilities Projects), 5.00%, 6/01/17	750,000	876,547

Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS), 5.00%, 12/01/14	455,000	486,718

Henrico County, VA, EDA, Refunding Revenue Bonds, (Series B), 4.50%, 8/01/21	325,000	384,748

Virginia State, Public Building Authority, Public Facility Revenue Bonds, (Series B), 5.00%, 8/01/23	500,000	573,230

Virginia State, Public School Authority, Revenue Bonds, (Series B), (School Financing-1997 Resolution)/(National- Reinsurance), 5.00%, 8/01/26	400,000	461,712

Virginia State, Resources Authority Infrastructure, Refunding Revenue Bonds, (Series A), (VA Pooled Funding Program), 5.00%, 11/01/17	1,000,000	1,190,430

TOTAL LEASE		$3,973,385

MEDICAL – 0.3%

Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System), 5.25%, 8/15/19	500,000	589,935

Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System), 5.00%, 8/15/23	250,000	313,147

TOTAL MEDICAL		$903,082

PRE-REFUNDED/ESCROW – 0.1%

Southeastern Public Service Authority, VA, Prerefunded Revenue Bonds, ETM, (AMBAC), 5.00%, 7/01/15	255,000	274,344

Description	Par Value	Value

SCHOOL DISTRICT – 0.4%

Fauquier County, VA, GO Unlimited, Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 7/15/20	$1,000,000	$1,183,610

WATER & SEWER – 0.5%

Henrico County, VA, Water & Sewer Revenue, Refunding Bonds, 5.00%, 5/01/24	550,000	666,506

Upper Occoquan Sewage Authority, VA, (Series A), (National Reinsurance), 5.15%, 7/01/20	575,000	690,592

TOTAL WATER & SEWER		$1,357,098

TOTAL VIRGINIA		$23,772,454

WASHINGTON – 2.1%

DEDICATED TAX – 1.1%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (National Reinsurance FGIC), 5.25%, 2/01/21	2,300,000	2,835,210

LEASE – 1.0%

Washington State, Economic Development Finance Authority, Lease Revenue Bonds, (National Reinsurance)/(Washington Biomedical, OBG)

5.00%, 6/01/23	1,510,000	1,690,581

5.25%, 6/01/21	1,000,000	1,117,810

TOTAL LEASE		$2,808,391

TOTAL WASHINGTON		$5,643,601

TOTAL MUNICIPAL BONDS (COST $242,769,797)		$257,141,800

	Number of Shares

MONEY MARKET FUND – 2.0%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	5,370,041	$5,370,041

TOTAL MONEY MARKET FUND (COST $5,370,041)		$5,370,041

TOTAL INVESTMENTS – 97.5% (COST $248,139,838)		$262,511,841

OTHER ASSETS LESS LIABILITIES – 2.5%		6,837,633

TOTAL NET ASSETS – 100.0%		$269,349,474

Cost of investments for Federal income tax purposes is $248,139,838. The net unrealized appreciation/(depreciation) of investments was $14,372,003. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,442,822 and net unrealized depreciation from investments for those securities having an excess of cost over value of $70,819.

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$257,141,800	$—	$257,141,800
Money Market Fund	5,370,041	—	—	5,370,041

Total	$5,370,041	$257,141,800	$—	$262,511,841

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

64

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Maryland Municipal Bond Fund

At April 30, 2013, the Fund’s sector classifications as follows (unaudited):

Percentage of Total Net Assets
General Obligation	38.1%
Transportation	20.9%
Medical	11.0%
Lease	9.9%
Higher Education	8.2%
Pre-Refunded/Escrow	6.2%
Water & Sewer	2.1%
Continuing Care	1.2%
Cash Equivalents[1]	3.2%
Other Assets and Liabilities – Net[2]	(0.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	21.4%
AA	61.3%
A	4.6%
BBB	5.7%
Not Rated	7.8%
Other Assets and Liabilities – Net[2]	(0.8)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

MUNICIPAL BONDS – 97.6%

MARYLAND – 97.6%

CONTINUING CARE – 1.2%

Baltimore County, MD, Revenue Refunding Bonds, (Series A), (Oak Crest Village, Inc.), 5.00%, 1/01/22	$1,200,000	$1,281,252

GENERAL OBLIGATIONS – 38.1%

Anne Arundel County, MD, GO Limited Bonds, General Improvements, 4.50%, 3/01/25	2,000,000	2,237,840

Anne Arundel County, MD, Tax Allocation, Refunding Bonds, (National Business Park Project)/(County Guaranty), 5.13%, 7/01/28	2,200,000	2,311,584

Baltimore County, MD, GO Unlimited, Refunding Notes, 5.00%, 11/01/18	1,000,000	1,224,940

Baltimore County, MD, GO Unlimited, Refunding Revenue Notes, 5.00%, 2/01/25	2,200,000	2,749,824

Cecil County, MD, GO Unlimited, Public Improvements, (AGM), 4.00%, 12/01/16	1,000,000	1,122,520

Cecil County, MD, GO Unlimited, Refunding Bonds, 5.00%, 11/01/23	2,590,000	3,294,920

Charles County, MD, GO Unlimited, Refunding Bonds, 5.00%, 3/01/20	4,020,000	5,034,246

Description	Par Value	Value

Frederick County, MD, GO Unlimited Bonds, Public Improvements, 5.00%, 5/01/25	$1,600,000	$2,030,176

Frederick County, MD, GO Unlimited, Refunding Bonds, 5.25%, 11/01/19	1,500,000	1,891,920

Harford County, MD, GO Unlimited Bonds, Public Improvements, 4.00%, 7/01/20	2,000,000	2,352,220

Howard County, MD, GO Unlimited, Refunding Bonds, (Series B), 5.00%, 8/15/18	2,500,000	3,042,650

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,563,780

Montgomery County, MD, GO Unlimited, Refunding Notes, (Series A)

5.00%, 8/01/19	2,315,000	2,881,527

5.00%, 7/01/22	2,000,000	2,457,280

Prince Georges County, MD, GO Limited Bonds, Public Improvements, (Series A), 5.00%, 9/15/27	2,570,000	3,130,311

Queen Anne’s County, MD, GO Unlimited, Refunding Bonds, (National Reinsurance), 5.00%, 11/15/16	1,000,000	1,111,360

Washington Suburban Sanitation District, MD, GO Unlimited, Refunding Bonds, 6.00%, 6/01/18	1,000,000	1,260,190

TOTAL GENERAL OBLIGATIONS		$40,697,288

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	65

Wilmington Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

HIGHER EDUCATION – 8.2%

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (John Hopkins University, OBG)

5.00%, 7/01/24	$2,000,000	$2,502,260

5.00%, 7/01/26	3,000,000	3,675,840

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2006), (Washington Christian Academy), 5.00%, 7/01/38†≠	1,000,000	350,020

University System, MD, Auxiliary Facility & Tuition Revenue Bonds, (Series A), 4.00%, 4/01/16	2,000,000	2,206,300

TOTAL HIGHER EDUCATION		$8,734,420

LEASE – 9.9%

Baltimore County, MD, Certificate of Participation, Public Improvements, 5.00%, 10/01/22	1,200,000	1,506,192

Maryland Economic Development Corp., Refunding Revenue Bonds, (Dept. Transaction Headquarters), 4.00%, 6/01/21	2,570,000	3,041,826

Maryland Economic Development Corp., Revenue Bonds, General Improvements, (Public Health Laboratory), 5.00%, 6/01/19	1,000,000	1,226,240

Maryland Stadium Authority, MD, Refunding Revenue Bonds

5.00%, 6/15/17	1,055,000	1,234,466

5.00%, 6/15/19	1,160,000	1,418,193

Prince Georges County, MD, Certificates of Participation, Public Improvements, (Equipments Acquisition Program), 4.00%, 10/15/15	2,000,000	2,171,420

TOTAL LEASE		$10,598,337

MEDICAL – 11.0%

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Anne Arundel Health Systems), 5.00%, 7/01/27	535,000	624,639

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Baltimore Medical Center), 5.00%, 7/01/25	1,015,000	1,203,019

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Western Maryland Health System)/(National Reinsurance FHA 242), 4.00%, 1/01/18	1,935,000	2,070,179

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center), 5.50%, 1/01/28	2,500,000	2,781,275

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Health System) 5.00%, 7/01/19	1,000,000	1,231,010

Description	Par Value	Value

5.00%, 7/01/22	$1,000,000	$1,261,170

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center), 5.00%, 7/01/17	1,745,000	1,967,453

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Suburban Hospital), 5.50%, 7/01/16	600,000	631,632

TOTAL MEDICAL		$11,770,377

PRE-REFUNDED/ESCROW – 6.2%

Baltimore City, MD, Water Projects Revenue Bonds, ETM, (Series A), (FGIC INS), 5.38%, 7/01/15	775,000	820,539

Maryland State Health & Higher Educational Facilities Authority, ETM, (Helix Health Systems, Inc.), (AMBAC), 5.00%, 7/01/27	3,630,000	4,573,219

Montgomery County, MD, GO Unlimited, Refunding Notes, (Series A), (PRF 5/1/17 @ 100), 5.00%, 5/01/19	1,000,000	1,173,710

TOTAL PRE-REFUNDED/ESCROW		$6,567,468

TRANSPORTATION – 20.9%

Baltimore City, MD, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.25%, 7/01/17	1,000,000	1,106,910

Maryland State Department of Transportation, Refunding Revenue Bonds

5.00%, 5/01/17	2,000,000	2,349,740

5.00%, 5/01/18	825,000	995,437

Maryland State Department of Transportation, Revenue Bonds, General Improvements

5.50%, 2/01/16	1,000,000	1,138,580

5.50%, 2/01/17	1,785,000	2,112,351

5.50%, 2/15/17	1,740,000	2,030,145

Maryland State Transportation Authority, Refunding Bonds, 5.00%, 7/01/18	2,500,000	3,020,125

Maryland State Transportation Authority, Revenue Bonds, General Improvements, 5.25%, 3/01/18	3,520,000	4,258,285

Montgomery County, MD, Parking System Revenue, Refunding Revenue Bonds

4.00%, 6/01/15	1,385,000	1,486,770

4.00%, 6/01/16	1,440,000	1,589,472

5.00%, 6/01/21	1,820,000	2,293,382

TOTAL TRANSPORTATION		$22,381,197

WATER & SEWER – 2.1%

Baltimore City, MD, Wastewater Project Revenue Bonds, (Series A), 5.00%, 7/01/22	1,810,000	2,267,731

TOTAL MARYLAND		$104,298,070

TOTAL MUNICIPAL BONDS (COST $99,733,588)		$104,298,070

ANNUAL REPORT / April 30, 2013

66	PORTFOLIOS OF INVESTMENTS

Wilmington Maryland Municipal Bond Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 3.2%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	3,411,378	$3,411,378

TOTAL MONEY MARKET FUND (COST $3,411,378)		$3,411,378

Value

TOTAL INVESTMENTS – 100.8% (COST $103,144,966)	$107,709,448

OTHER LIABILITIES LESS ASSETS – (0.8%)	(802,347)

TOTAL NET ASSETS – 100.0%	$106,907,101

Cost of investments for Federal income tax purposes is $103,084,260. The net unrealized appreciation/(depreciation) of investments was $4,625,188. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,276,491 and net unrealized depreciation from investments for those securities having an excess of cost over value of $651,303.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$104,298,070	$—	$104,298,070
Money Market Fund	3,411,378	—	—	3,411,378

Total	$3,411,378	$104,298,070	$—	$107,709,448

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

67

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
School District	18.1%
Lease	17.8%
Dedicated Tax	16.2%
General Obligations	15.0%
Water & Sewer	12.1%
Transportation	7.8%
Medical	4.5%
Pre-Refunded/Escrow	4.2%
Higher Education	1.1%
Not-For-Profit	1.0%
Cash Equivalents[1]	4.2%
Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	21.7%
AA	54.5%
A	17.4%
Not Rated	8.4%
Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

MUNICIPAL BONDS – 97.8%

NEW YORK – 97.8%

DEDICATED TAX – 16.2%

Metropolitan Transportation Authority, NY, Dedicated Tax Fund, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/24	$1,750,000	$2,183,510

Metropolitan Transportation Authority, NY, Dedicated Tax Fund, Refunding Revenue Bonds, (Subseries B-2), 5.00%, 11/01/16	1,000,000	1,153,160

Nassau County Interim Finance Authority, Sales Tax Secured, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/21	1,000,000	1,279,740

New York State Dormitory Authority, Revenue Refunding Bonds, (Series A), 5.00%, 12/15/24	2,440,000	3,045,998

New York State Local Government Assistance Corp., Refunding Revenue Bonds, (Series A), 5.00%, 4/01/16	2,000,000	2,266,140

Description	Par Value	Value

New York State Local Government Assistance Corp., Refunding Revenue Bonds, (Series A), (GO of Corp.), 5.00%, 4/01/20	$3,000,000	$3,763,260

New York State Thruway Authority, State Personal Income Tax Revenue, (Series A)

5.00%, 3/15/27	1,000,000	1,172,160

5.25%, 3/15/23	2,500,000	2,953,175

TOTAL DEDICATED TAX		$17,817,143

GENERAL OBLIGATIONS – 15.0%

City of New York NY, GO Unlimited, Refunding Revenue Bonds, (Series B), 4.00%, 8/01/16	1,500,000	1,662,075

New York City, NY, GO Unlimited Bonds, (Subseries G-1), 5.00%, 4/01/19	3,000,000	3,653,880

New York City, NY, GO Unlimited, Refunding Revenue Bonds, (Series E), 5.00%, 8/01/17	1,390,000	1,635,210

ANNUAL REPORT / April 30, 2013

68	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York State, GO Unlimited Bonds, (Series E), 5.00%, 12/15/21	$2,090,000	$2,689,600

New York State Municipal Bond Bank Agency, Recovery Act, Refunding Revenue Bonds, (Subseries B1), (AGM), 5.00%, 4/15/21	3,000,000	3,546,630

Southampton Town, NY, Public Improvement, GO Limited, Refunding Revenue Bonds, 4.00%, 10/01/15	1,385,000	1,505,453

Westchester County, NY, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 10/15/17	1,425,000	1,701,137

TOTAL GENERAL OBLIGATIONS		$16,393,985

HIGHER EDUCATION – 1.1%

New York State Dormitory Authority, Non-State Supported Debt, Refunding Revenue Bonds, (Yeshiva University, OBG), 5.00%, 9/01/26	1,000,000	1,153,110

LEASE – 17.8%

Erie County, NY, IDA, School Facility Revenue Bonds, (Series A), (School District Buffalo Project), (AGM), 5.75%, 5/01/21	1,000,000	1,185,170

Erie County, NY, IDA, School Facility Revenue Bonds, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	3,000,000	3,632,550

Erie County, NY, IDA, School Facility Revenue, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/17	1,400,000	1,628,298

Monroe County, NY, IDA, School Facility Revenue Bonds, (Series A), (Rochester School Modernization Project), 5.00%, 5/01/16	2,000,000	2,249,920

New York City, NY, Transitional Finance Authority, Building Aid Revenue Bonds, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,770,000	3,213,338

New York State Dormitory Authority, State Supported Debt, Refunding Revenue Bonds, (AGM), 5.00%, 7/01/18	1,000,000	1,167,190

New York State Urban Development Corp., Service Contract Obligation, Refunding Revenue Bonds, (Series B), 5.25%, 1/01/23	5,500,000	6,470,035

TOTAL LEASE		$19,546,501

MEDICAL – 4.5%

Monroe County, NY, IDA, Refunding Revenue Bonds, (Highland Hospital Rochester Project), 5.00%, 8/01/22	1,000,000	1,072,110

Description	Par Value	Value

New York State Dormitory Authority, Highland Hospital Rochester, Refunding Revenue Bond, (Series C), (Sloan Kettering Cancer Center), (National Reinsurance), 5.75%, 7/01/19	$1,010,000	$1,276,317

New York State Dormitory Authority, Non-State Supported Debt, Refunding Revenue Bonds, (Series A), (North Shore Long Island Jewish, OBG)

5.00%, 5/01/16	1,000,000	1,125,380

5.00%, 5/01/17	1,300,000	1,499,576

TOTAL MEDICAL		$4,973,383

NOT-FOR-PROFIT – 1.0%

New York City, NY, Trust for Cultural Resources, Refunding Revenue Bonds, (Series A), 5.00%, 4/01/15	1,000,000	1,089,480

PRE-REFUNDED/ESCROW – 4.2%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, ETM, (Series Y), (CAPMAC - ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,625,355

SCHOOL DISTRICT – 18.1%

Arlington Central School District, NY, GO Unlimited, (State Aid Withholding), 5.00%, 12/15/25	1,295,000	1,613,907

Byram Hills Central School District, NY, GO Unlimited, Refunding Bonds, (State Aid Withholding), 5.00%, 11/15/17	1,000,000	1,197,590

Greece Central School District, NY, Refunding Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 6/15/18	1,000,000	1,186,960

New Rochelle City School District, NY, GO Limited, Refunding Bonds, (State Aid Withholding)

4.00%, 9/01/15	1,395,000	1,512,040

4.00%, 9/01/16	1,000,000	1,117,350

5.00%, 9/01/17	1,530,000	1,814,213

New York State Dormitory Authority, Current Refunding Bonds, (Series F), (AGM State Aid Withholding), 5.00%, 10/01/27	1,720,000	2,037,615

New York State Dormitory Authority, Non-State Supported Debt, School District Board Funding Program, Refunding Revenue Bonds, (Series C), (State Aid Withholding)/(GO of Authority), 7.25%, 10/01/28	3,000,000	3,809,910

New York State Dormitory Authority, Non-State Supported Debt, School District Board Funding Program, Revenue Bonds, (Series B), (Assured Guaranty State Aid Withholding), 5.25%, 10/01/23	2,000,000	2,438,120

New York State Dormitory Authority, School Districts Financing Program, (Series D), (National Reinsurance State Aid Withholding), 5.50%, 10/01/17	30,000	30,118

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

Pittsford Central School District, NY, GO Unlimited, Refunding Bonds, (Series B), (State Aid Withholding), 5.00%, 12/15/24	$1,390,000	$1,739,335

Rye City School District, NY, GO Unlimited, Refunding Bonds, (State Aid Withholding), 4.00%, 8/15/15	1,280,000	1,389,466

TOTAL SCHOOL DISTRICT		$19,886,624

TRANSPORTATION – 7.8%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), 5.00%, 11/15/22	1,000,000	1,150,220

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series A), (Highway Improvements), 5.00%, 11/15/20	2,070,000	2,602,238

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B)

5.00%, 11/15/25	1,000,000	1,249,340

5.00%, 11/15/28	1,500,000	1,830,825

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series C), (Highway Improvements), 5.00%, 11/15/25	1,350,000	1,672,421

TOTAL TRANSPORTATION		$8,505,044

WATER & SEWER – 12.1%

New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series BB), 5.00%, 6/15/27	5,000,000	6,002,550

New York State Environmental Facilities Corp., State Clean Water & Drinking, Refunding Revenue Bonds, (Subseries A), 5.00%, 6/15/24	2,500,000	3,154,325

New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York Municipal Water, Refunding Revenue Bonds, 5.00%, 6/15/17	1,020,000	1,204,814

Description	Par Value	Value

New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, Pooled Financing Program, (Series B), 5.00%, 11/15/18	$1,450,000	$1,521,761

New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue Bonds, (Series B), 5.00%, 8/15/16	1,235,000	1,422,028

TOTAL WATER & SEWER		$13,305,478

TOTAL NEW YORK		$107,296,103

TOTAL MUNICIPAL BONDS (COST $101,201,022)		$107,296,103

Description	Number of Shares	Value

MONEY MARKET FUND – 4.2%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	4,593,038	$4,593,038

TOTAL MONEY MARKET FUND (COST $4,593,038)		$4,593,038

TOTAL INVESTMENTS – 102.0% (COST $105,794,060)		$111,889,141

OTHER LIABILITIES LESS ASSETS – (2.0%)		(2,179,445)

TOTAL NET ASSETS – 100.0%		$109,709,696

Cost of investments for Federal income tax purposes is $105,731,757. The net unrealized appreciation/(depreciation) of investments was $6,157,384. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $6,214,409 and net unrealized depreciation from investments for those securities having an excess of cost over value of $57,025.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$107,296,103	$—	$107,296,103
Money Market Fund	4,593,038	—	—	4,593,038

Total	$4,593,038	$107,296,103	$—	$111,889,141

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

70

NOTES TO PORTFOLIOS OF INVESTMENTS

Δ	Floating rate note with current rate and stated maturity date shown.
‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.
@	Current rate and next reset date shown for Variable Rate Demand Notes.
¿	Securities with discount rate at time of purchase shown.
Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2013, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Broad Market Bond Fund	$15,789,767	5.6%
Intermediate-Term Bond Fund	4,098,189	1.9%
Short-Term Corporate Bond Fund	10,205,903	5.5%

•	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2013, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Broad Market Bond Fund
AbbVie, Inc.	11/05/2012	$844,526	$869,311
AbbVie, Inc.	11/05/2012	455,234	486,039
BNY Institutional Capital Trust A	11/25/1996	1,500,000	1,530,937
Barrick Gold Corp.	04/29/2013	374,494	377,266
Barrick Gold Corp.	04/30/2013	125,790	125,755
Cox Communications, Inc.	04/24/2013	1,897,625	1,903,305
Crown Castle Towers LLC	07/29/2010	1,000,000	1,096,674
Crown Castle Towers LLC	08/04/2010	1,003,370	1,096,674
Daimler Finance North America LLC	09/07/2011	247,588	275,338
Eaton Corp.	11/14/2012	398,752	412,690
Eaton Corp.	11/14/2012	249,160	253,172
Extended Stay America Trust 2013-ESH	01/25/2013	797,998	809,625
FMR LLC	10/28/2009	997,720	1,263,992
General Motors Financial Co., Inc.	08/13/2012	300,000	318,750
Harley-Davidson Funding Corp.	11/19/2009	499,195	538,331
Hyundai Capital America	12/01/2011	248,878	270,503
Hyundai Capital America	09/24/2012	249,855	251,336
Hyundai Capital Services, Inc.	03/06/2012	249,073	266,867
LA Arena Funding LLC	04/23/1999	1,147,175	1,323,085
NBC Universal Enterprise, Inc.	03/20/2013	420,475	420,398
Rockies Express Pipeline LLC	03/17/2010	499,555	470,625
SLM Student Loan Trust	04/14/2011	486,528	490,273
WM Wrigley Jr. Co.	06/21/2010	499,485	514,834
Zoetis, Inc.	01/16/2013	$397,072	423,987
			$15,789,767	5.6%
Intermediate-Term Bond Fund
AbbVie, Inc.	11/13/2012	250,818	252,578
AbbVie, Inc.	11/05/2012	199,582	204,155
AbbVie, Inc.	11/06/2012	302,553	306,232
Broadcom Corp.	08/14/2012	485,159	487,238
Cox Communications, Inc.	04/24/2013	238,944	240,232
Eaton Corp.	11/14/2012	174,412	177,220
Eaton Corp.	11/15/2012	324,412	329,123

April 30, 2013 / ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	71

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
General Motors Financial Co., Inc.	08/13/2012	250,000	265,625
Hyundai Capital America	09/24/2012	329,809	331,763
Hyundai Capital America	09/25/2012	496,015	497,645
SLM Student Loan Trust	04/14/2011	486,528	490,273
Zoetis, Inc.	02/01/2013	501,170	516,105
			4,098,189	1.9%
Short-Term Corporate Bond Fund
AbbVie, Inc.	11/05/2012	2,198,526	2,222,682
Barrick Gold Corp.	04/29/2013	374,494	377,266
Barrick Gold Corp.	04/30/2013	125,790	125,755
Daimler Finance North America LLC	01/08/2013	1,000,000	1,001,278
Eaton Corp.	11/14/2012	749,348	752,886
Eaton Corp.	01/09/2013	1,255,250	1,254,809
Extended Stay America Trust 2013-ESH	01/25/2013	503,736	511,076
General Motors Financial Co., Inc.	08/13/2012	200,000	212,500
Hyundai Capital America	09/24/2012	249,855	251,336
Hyundai Motor Manufacturing Czech s.r.o.	04/15/2010	249,248	264,368
NBC Universal Enterprise, Inc.	03/20/2013	630,712	630,598
SLM Student Loan Trust	04/14/2011	648,704	653,697
WM Wrigley Jr. Co.	04/20/2011	1,553,175	1,544,502
Zoetis, Inc.	01/17/2013	399,892	403,150
			$10,205,903	5.5%

^	7-Day net yield.
††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2013, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
Broad Market Bond Fund	$854,995	0.3%
Short-Term Corporate Bond Fund	2,000,000	1.1%

†	Security is in default.
#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
≠	The Fund’s advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.
∑	All or a portion of this security was segregated for extended settlement contracts.
**	Represents less than 0.05%.

ANNUAL REPORT / April 30, 2013

72	NOTES TO PORTFOLIOS OF INVESTMENTS

The following acronyms are used throughout this report:

AGM – Assured Guaranty Municipal

AMBAC – American Bond Assurance Corporation

BKNT – Bank Note

CAPMAC – Capital Markets Assurance Corporation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FHA – Federal Housing Administration

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FGIC – Financial Guarantee Insurance Company

FNMA – Federal National Mortgage Association

FRN – Floating Rate Note

FSA – Financial Security Assurance Inc.

GMTN –Global Medium Term Note

GNMA – Government National Mortgage Association

GO – General Obligation

GTD – Guaranteed

IDA – Industrial Development Authority/Agency

INS – Insured

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Company Limited

PRF – Prerefunded

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

REIT – Real Estate Investment Trust

TBA – To Be Announced

TRANs – Tax & Revenue Anticipation Notes

UPMC – University of Pittsburgh Medical Center

VRDNs – Variable Rate Demand Notes

XLCA – XL Capital Assurance Inc.

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	73

April 30, 2013	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Corporate Bond Fund		Wilmington Short Duration Government Bond Fund
ASSETS:
Investments, at identified cost	$290,277,180		$215,746,547		$189,371,963		$126,734,601

Investments in securities, at value (Including $5,338,193, $13,397,278, $3,694,502 and $0 of securities on loan, respectively) (Note 2)	304,170,037		225,497,542		191,120,310		129,877,464
Cash	—		217		733		—
Interest receivable	2,337,450		1,724,308		1,531,448		454,658
Receivable for shares sold	983,274		308,014		597,944		130,953
Receivable for investments sold	—		1,500,283		—		21
Other assets	7,246		11,775		6,398		9,530

TOTAL ASSETS	307,498,007		229,042,139		193,256,833		130,472,626

LIABILITIES:
Payable to custodian	11		—		—		11
Payable for investments purchased	18,758,665		3,035,156		3,400,045		—
Income distribution payable	629,272		353,556		150,601		200,694
Payable for shares redeemed	311,679		496,016		51,920		3,214
Collateral for securities on loan	5,482,930		13,736,201		3,798,041		—
Payable for Trustees’ fees	452		451		501		272
Payable for distribution services fee	2,121		3,017		881		5,078
Payable for shareholder services fee	597		850		—		—
Other accrued expenses	187,826		115,342		138,582		92,290

TOTAL LIABILITIES	25,373,553		17,740,589		7,540,571		301,559

NET ASSETS	$282,124,454		$211,301,550		$185,716,262		$130,171,067

NET ASSETS CONSIST OF:

Paid-in capital	$265,540,626		$198,686,801		$182,603,234		$128,771,481
Undistributed (distributions in excess of) net investment income	213,664		96,315		24,473		450,252
Accumulated net realized gain (loss) on investments	2,477,307		2,767,439		1,340,208		(2,193,529)
Net unrealized appreciation (depreciation) of investments	13,892,857		9,750,995		1,748,347		3,142,863

TOTAL NET ASSETS	$282,124,454		$211,301,550		$185,716,262		$130,171,067

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$6,951,272		$9,729,538		$3,128,744		$20,135,783

Shares outstanding (unlimited shares authorized)	681,995		918,256		303,016		2,079,781

Net Asset Value per share	$10.19		$10.60		$10.33		$9.68

Offering price per share*	$10.67	***	$11.10	***	$10.51	**	$9.85	**

Class I
Net Assets	$275,173,182		$201,572,012		$182,587,518		$110,035,284

Shares outstanding (unlimited shares authorized)	27,445,739		19,013,673		17,678,390		11,342,853

Net Asset Value per share	$10.03		$10.60		$10.33		$9.70

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/98.25 of net asset value.
***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

74	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2013	Wilmington Municipal Bond Fund		Wilmington Maryland Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$248,139,838		$103,144,966		$105,794,060

Investments in securities, at value	262,511,841		107,709,448		111,889,141
Interest receivable	3,279,380		1,292,425		1,244,267
Receivable for shares sold	407,213		132,438		162,219
Receivable for investments sold	3,802,697		—		—
Other assets	7,644		5,826		5,825

TOTAL ASSETS	270,008,775		109,140,137		113,301,452

LIABILITIES:
Payable for investments purchased	—		2,018,096		3,334,125
Income distribution payable	430,983		125,767		159,510
Payable for shares redeemed	80,725		9,067		8,979
Payable for Trustees’ fees	1,099		504		256
Payable for distribution services fee	5,826		7,537		15,723
Payable for shareholder services fee	—		821		—
Other accrued expenses	140,668		71,244		73,163

TOTAL LIABILITIES	659,301		2,233,036		3,591,756

NET ASSETS	$269,349,474		$106,907,101		$109,709,696

NET ASSETS CONSIST OF:

Paid-in capital	$252,889,826		$101,428,885		$105,215,457
Undistributed (distributions in excess of) net investment income	(235)		68,422		24,864
Accumulated net realized gain (loss) on investments	2,087,880		845,312		(1,625,706)
Net unrealized appreciation (depreciation) of investments	14,372,003		4,564,482		6,095,081

TOTAL NET ASSETS	$269,349,474		$106,907,101		$109,709,696

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$21,435,565		$33,460,928		$31,238,923

Shares outstanding (unlimited shares authorized)	1,558,814		3,258,319		2,904,876

Net Asset Value per share	$13.75		$10.27		$10.75

Offering price per share*	$14.40	***	$10.75	***	$11.26	***

Class I
Net Assets	$247,913,909		$73,446,173		$78,470,773

Shares outstanding (unlimited shares authorized)	18,020,784		7,140,643		7,293,192

Net Asset Value per share	$13.76		$10.29		$10.76

*	See “How are Shares Priced?” in the Prospectus.
***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	75

Year Ended April 30, 2013	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Corporate Bond Fund		Wilmington Short Duration Government Bond Fund
INVESTMENT INCOME:
Dividends	$5,023	$145		$153		$53
Interest	9,531,423	6,419,552		3,286,760		2,898,227
Securities lending income	15,329	22,498		1,905		—

TOTAL INVESTMENT INCOME	9,551,775	6,442,195		3,288,818		2,898,280

EXPENSES:
Investment advisory fee	1,484,838	1,226,813		952,040		757,656
Administrative personnel and services fee	67,781	56,001		43,701		34,814
Portfolio accounting, administration and custodian fees	133,503	108,014		87,522		70,100
Transfer and dividend disbursing agent fees and expenses	89,352	24,962		94,873		41,994
Trustees’ fees	28,661	28,619		28,585		28,744
Professional fees	57,588	55,456		53,671		57,512
Distribution services fee—Class A	18,804	29,417		9,601		53,747
Distribution services fee—Class C	—	10,172	(a)	2,790	(a)	6,727	(a)
Shareholder services fee—Class A	18,804	29,417		9,601		53,747
Shareholder services fee—Class C	—	2,543	(a)	697	(a)	1,682	(a)
Shareholder services fee— Class I	723,614	581,445		465,721		323,399
Share registration costs	31,882	32,047		41,133		23,156
Printing and postage	56,621	17,188		33,761		19,057
Miscellaneous	29,349	23,917		23,728		19,742

TOTAL EXPENSES	2,740,797	2,226,011		1,847,424		1,492,077

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(70,919)	(100,830)		(197,525)		(82,847)
Waiver of distribution services fee—Class A	(1)	—		—		(37)
Waiver of shareholder services fee—Class A	(11,640)	(18,793)		(9,601)		(53,747)
Waiver of shareholder services fee—Class C	—	(1,787	)(a)	(697	)(a)	(1,682	)(a)
Waiver of shareholder services fee—Class I	(723,614)	(581,445)		(465,721)		(323,399)

TOTAL WAIVERS AND REIMBURSEMENTS	(806,174)	(702,855)		(673,544)		(461,712)

Net expenses	1,934,623	1,523,156		1,173,880		1,030,365

Net investment income (loss)	7,617,152	4,919,039		2,114,938		1,867,915

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,762,586	5,203,367		1,824,790		1,278,289
Net change in unrealized appreciation (depreciation) of investments	(1,719,094)	(2,460,544)		(333,334)		(1,438,262)

Net realized and unrealized gain (loss) on investments	5,043,492	2,742,823		1,491,456		(159,973)

Change in net assets resulting from operations	$12,660,644	$7,661,862		$3,606,394		$1,707,942

(a)	On April 13, 2013, Class C shares of the Fund were terminated after the conversion to Class A shares of the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

76	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2013	Wilmington Municipal Bond Fund	Wilmington Maryland Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$15	$6	$9
Interest	5,247,461	2,737,074	3,013,286

TOTAL INVESTMENT INCOME	5,247,476	2,737,080	3,013,295

EXPENSES:
Investment advisory fee	1,001,444	551,439	543,531
Administrative personnel and services fee	46,519	25,310	24,943
Portfolio accounting, administration and custodian fees	72,115	45,469	48,874
Transfer and dividend disbursing agent fees and expenses	18,421	10,420	19,948
Trustees’ fees	28,810	28,812	28,593
Professional fees	58,928	52,071	52,166
Distribution services fee—Class A	29,253	87,954	82,931
Shareholder services fee—Class A	29,253	87,954	82,931
Shareholder services fee— Class I	471,821	187,765	188,834
Share registration costs	32,068	18,490	12,836
Printing and postage	20,157	11,867	13,276
Miscellaneous	25,602	16,140	14,127

TOTAL EXPENSES	1,834,391	1,123,691	1,112,990

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(81,442)	(20,960)	(116,928)
Waiver of distribution services fee—Class A	—	(12)	—
Waiver of shareholder services fee—Class A	(29,253)	(77,685)	(82,931)
Waiver of shareholder services fee—Class I	(471,821)	(187,765)	(188,834)

TOTAL WAIVERS AND REIMBURSEMENTS	(582,516)	(286,422)	(388,693)

Net expenses	1,251,875	837,269	724,297

Net investment income (loss)	3,995,601	1,899,811	2,288,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,289,820	1,789,143	1,653,399
Net change in unrealized appreciation (depreciation) of investments	(1,338,347)	(267,207)	(31,655)

Net realized and unrealized gain (loss) on investments	1,951,473	1,521,936	1,621,744

Change in net assets resulting from operations	$5,947,074	$3,421,747	$3,910,742

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	77

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund

	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013		Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$7,617,152	$8,096,058	$4,919,039		$3,406,061
Net realized gain (loss) on investments	6,762,586	6,123,925	5,203,367		4,066,312
Net change in unrealized appreciation (depreciation) of investments	(1,719,094)	1,282,204	(2,460,544)		(693,946)

Change in net assets resulting from operations	12,660,644	15,502,187	7,661,862		6,778,427

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(181,722)	(219,962)	(205,115)		(183,231)
Class C	—	—	(10,329)		(21,044)
Class I	(7,984,284)	(8,190,147)	(4,848,047)		(3,258,611)
Distributions from net realized gain on investments
Class A	(135,577)	(155,794)	(180,045)		(277,193)
Class C	—	—	(16,895)		(46,621)
Class I	(5,425,335)	(5,189,617)	(3,368,228)		(3,682,030)

Change in net assets resulting from distributions to shareholders	(13,726,918)	(13,755,520)	(8,628,659)		(7,468,730)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,134,080	338,445	1,255,340		2,574,273
Class C	—	—	145,702		619,511
Class I	71,265,641	65,940,446	25,564,738		27,033,293
Proceeds from shares issued in connection with Reorganization (Note 8)	—	58,782,175	—		147,980,426
Proceeds from exchange of Class C for Class A
Class A	—	—	717,567	(a)	—
Class C	—	—	(717,567	)(a)	—
Distributions reinvested
Class A	255,335	337,682	318,516		392,754
Class C	—	—	24,258		56,008
Class I	9,463,910	9,693,413	5,278,968		4,689,799
Cost of shares redeemed
Class A	(2,851,238)	(767,544)	(5,457,857)		(1,127,972)
Class C	—	—	(817,746)		(623,521)
Class I	(96,483,813)	(51,652,201)	(81,789,148)		(28,850,257)

Change in net assets resulting from share transactions	(17,216,085)	82,672,416	(55,477,229)		152,744,314

Change in net assets	(18,282,359)	84,419,083	(56,444,026)		152,054,011
NET ASSETS:
Beginning of year	300,406,813	215,987,730	267,745,576		115,691,565

End of year	$282,124,454	$300,406,813	$211,301,550		$267,745,576

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$213,664	$95,859	$96,315		$47,637

ANNUAL REPORT / April 30, 2013

78	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund

	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013		Year Ended April 30, 2012
SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	110,462	31,833	117,911		240,914
Class C	—	—	13,556		57,791
Class I	7,064,293	6,573,305	2,403,713		2,537,108
Shares issued in connection with Reorganization (Note 8)	—	5,858,174	—		13,946,072
Shares exchanged
Class A	—	—	67,154	(a)	—
Class C	—	—	(67,009	)(a)	—
Distributions reinvested
Class A	24,906	33,350	29,932		37,284
Class C	—	—	2,275		5,324
Class I	939,016	974,780	495,961		445,485
Shares redeemed
Class A	(277,557)	(73,823)	(514,348)		(105,708)
Class C	—	—	(76,818)		(57,861)
Class I	(9,563,559)	(5,138,452)	(7,680,421)		(2,711,555)

Net change resulting from share transactions	(1,702,439)	8,259,167	(5,208,094)		14,394,854

(a)	On April 13, 2013, Class C shares of the Fund were terminated after the conversion to Class A shares of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	79

	Wilmington Short-Term Corporate Bond Fund			Wilmington Short Duration Government Bond Fund

	Year Ended April 30, 2013		Year Ended April 30, 2012	Year Ended April 30, 2013		Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$2,114,938		$2,709,526	$1,867,915		$2,204,554
Net realized gain (loss) on investments	1,824,790		378,568	1,278,289		1,826,640
Net change in unrealized appreciation (depreciation) of investments	(333,334)		63,770	(1,438,262)		(1,991,670)

Change in net assets resulting from operations	3,606,394		3,151,864	1,707,942		2,039,524

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(35,543)		(127,699)	(325,374)		(384,724)
Class C	(508)		(1,852)	(5,073)		(15,881)
Class I	(2,151,733)		(2,645,212)	(2,289,679)		(2,532,776)
Distributions from net realized gain on investments
Class A	(7,776)		(36,859)	(92,383)		—
Class C	(797)		(1,477)	(2,856)		—
Class I	(463,007)		(646,562)	(505,332)		—

Change in net assets resulting from distributions to shareholders	(2,659,364)		(3,459,661)	(3,220,697)		(2,933,381)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	904,288		6,816,943	1,320,956		3,592,852
Class C	46,550		197,370	50,386		355,365
Class I	64,351,456		63,222,247	17,403,153		61,490,495
Proceeds from shares issued in connection with Reorganization (Note 8)	—		—	—		63,847,406
Proceeds from exchange of Class C for Class A	—		—	—		—
Class A	215,042	(a)	—	480,225	(a)	—
Class C	(215,042	)(a)	—	(480,225	)(a)	—
Distributions reinvested
Class A	30,304		152,669	277,192		290,578
Class C	598		1,417	5,458		9,954
Class I	1,553,005		2,099,699	1,449,747		1,066,256
Cost of shares redeemed
Class A	(6,950,038)		(9,920,311)	(4,555,497)		(3,585,926)
Class C	(179,893)		(240,015)	(504,605)		(681,389)
Class I	(73,425,311)		(52,413,258)	(58,941,821)		(51,428,411)

Change in net assets resulting from share transactions	(13,669,041)		9,916,761	(43,495,031)		74,957,180

Change in net assets	(12,722,011)		9,608,964	(45,007,786)		74,063,323
NET ASSETS:
Beginning of year	198,438,273		188,829,309	175,178,853		101,115,530

End of year	$185,716,262		$198,438,273	$130,171,067		$175,178,853

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$24,473		$23,865	$450,252		$(51,557)

ANNUAL REPORT / April 30, 2013

80	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Corporate Bond Fund			Wilmington Short Duration Government Bond Fund

	Year Ended April 30, 2013		Year Ended April 30, 2012	Year Ended April 30, 2013		Year Ended April 30, 2012
SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	87,780		663,009	135,272		366,327
Class C	4,505		19,230	5,184		36,087
Class I	6,243,916		6,160,045	1,780,447		6,256,075
Shares issued in connection with Reorganization (Note 8)	—		—	—		6,515,306
Shares exchanged
Class A	21,187	(a)	—	46,460	(a)	—
Class C	(21,164	)(a)	—	(46,361	)(a)	—
Distributions reinvested
Class A	2,943		14,899	28,420		29,600
Class C	58		138	558		1,011
Class I	150,670		204,972	148,318		108,485
Shares redeemed
Class A	(675,978)		(967,743)	(467,422)		(365,307)
Class C	(17,441)		(23,452)	(51,669)		(69,313)
Class I	(7,120,728)		(5,113,279)	(6,024,162)		(5,240,005)

Net change resulting from share transactions	(1,324,252)		957,819	(4,444,955)		7,638,266

(a)	On April 13, 2013, Class C shares of the Fund were terminated after the conversion to Class A shares of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	81

	Wilmington Municipal Bond Fund			Wilmington Maryland Municipal Bond Fund

	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$3,995,601	$3,352,458	$5,463,723	$1,899,811	$4,069,265
Net realized gain (loss) on investments	3,289,820	3,265,303	654,624	1,789,143	(421,195)
Net change in unrealized appreciation (depreciation) of investments	(1,338,347)	5,001,572	(273,365)	(267,207)	4,937,390

Change in net assets resulting from operations	5,947,074	11,619,333	5,844,982	3,421,747	8,585,460

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(203,271)	(16,766)	(20,833)	(540,025)	(1,221,463)
Class I	(3,789,729)	(3,335,788)	(5,442,890)	(1,361,347)	(2,860,460)
Distributions from net realized gain on investments
Class A	(27,705)	(10,129)	(3,181)	(131,453)	—
Class I	(3,351,722)	(1,733,845)	(999,078)	(280,965)	—

Change in net assets resulting from distributions to shareholders	(7,372,427)	(5,096,528)	(6,465,982)	(2,313,790)	(4,081,923)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,176,614	68,090	409,604	787,780	1,613,461
Class I	60,509,663	31,325,608	34,655,128	6,718,543	5,357,945
Proceeds from shares issued in connection with Reorganization (Note 8)
Class A	28,984,371	—	—	—	—
Class I	88,406,939	—	—	—	—
Distributions reinvested
Class A	129,119	22,813	16,031	512,136	990,695
Class I	3,959,423	2,373,765	2,386,205	418,813	335,735
Cost of shares redeemed
Class A	(9,244,980)	(176,393)	(247,382)	(4,271,066)	(2,486,938)
Class I	(49,863,029)	(35,697,116)	(61,153,482)	(9,869,369)	(12,273,784)

Change in net assets resulting from share transactions	124,058,120	(2,083,233)	(23,933,896)	(5,703,163)	(6,462,886)

Change in net assets	122,632,767	4,439,572	(24,554,896)	(4,595,206)	(1,959,349)
NET ASSETS:
Beginning of period	146,716,707	142,277,135	166,832,031	111,502,307	113,461,656

End of period	$269,349,474	$146,716,707	$142,277,135	$106,907,101	$111,502,307

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(235)	$(201)	$(105)	$68,422	$21,419

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	85,294	5,004	31,504	76,733	161,476
Class I	4,390,600	2,307,549	2,623,517	654,857	533,219
Shares issued in connection with Reorganization (Note 8)
Class A	2,089,295	—	—	—	—
Class I	6,370,639	—	—	—	—
Distributions reinvested
Class A	9,410	1,687	1,218	49,811	98,962
Class I	285,685	175,583	181,311	40,517	33,491
Shares redeemed
Class A	(676,526)	(12,840)	(19,039)	(416,363)	(248,089)
Class I	(3,613,370)	(2,627,310)	(4,648,399)	(960,347)	(1,223,458)

Net change resulting from share transactions	8,941,027	(150,327)	(1,829,888)	(554,792)	(644,399)

(a)	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

82	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$2,288,998	$3,084,645
Net realized gain (loss) on investments	1,653,399	1,125,425
Net change in unrealized appreciation (depreciation) of investments	(31,655)	4,137,027

Change in net assets resulting from operations	3,910,742	8,347,097

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(640,368)	(948,523)
Class I	(1,641,762)	(2,122,485)

Change in net assets resulting from distributions to shareholders	(2,282,130)	(3,071,008)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	567,278	1,396,095
Class I	18,652,117	14,491,388
Distributions reinvested
Class A	440,175	782,863
Class I	812,318	1,075,560
Cost of shares redeemed
Class A	(5,368,705)	(2,935,575)
Class I	(17,034,370)	(13,100,538)

Change in net assets resulting from share transactions	(1,931,187)	1,709,793

Change in net assets	(302,575)	6,985,882
NET ASSETS:
Beginning of year	110,012,271	103,026,389

End of year	$109,709,696	$110,012,271

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$24,864	$24,569

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	53,037	134,466
Class I	1,742,747	1,394,887
Distributions reinvested
Class A	41,142	75,819
Class I	75,842	104,094
Shares redeemed
Class A	(502,211)	(281,345)
Class I	(1,592,521)	(1,266,350)

Net change resulting from share transactions	(181,964)	161,571

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	83

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.23	$10.16	$10.05	$9.24	$9.77
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.32	0.38	0.39	0.45
Net Realized and Unrealized Gain (Loss)on Investments	0.17	0.33	0.26	0.81	(0.54)

Total Income (Loss) From Operations	0.40	0.65	0.64	1.20	(0.09)

Less Distributions From:
Net Investment Income	(0.25)	(0.33)	(0.38)	(0.39)	(0.44)
Net Realized Gains	(0.19)	(0.25)	(0.15)	—	—

Total Distributions	(0.44)	(0.58)	(0.53)	(0.39)	(0.44)

Net Asset Value, End of Year	$10.19	$10.23	$10.16	$10.05	$9.24

Total Return(b)	3.93%	6.54%	6.50%	13.13%	(0.84)%
Net Assets, End of Year (000’s)	$6,951	$8,431	$6,602	$6,289	$5,681
Ratios to Average Net Assets
Gross Expense	1.17%	1.25%	1.28%	1.26%	1.32%
Net Expenses(c)	0.99%	1.00%	1.00%	0.84%	0.78%
Net Investment Income (Loss)	2.23%	3.12%	3.76%	4.00%	4.75%
Portfolio Turnover Rate	106%	93%	128%	142%	93%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.07	$10.01	$9.90	$9.10	$9.63
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.35	0.41	0.40	0.43
Net Realized and Unrealized Gain (Loss)on Investments	0.17	0.32	0.26	0.80	(0.50)

Total Income (Loss) From Operations	0.43	0.67	0.67	1.20	(0.07)

Less Distributions From:
Net Investment Income	(0.28)	(0.36)	(0.41)	(0.40)	(0.46)
Net Realized Gains	(0.19)	(0.25)	(0.15)	—	—

Total Distributions	(0.47)	(0.61)	(0.56)	(0.40)	(0.46)

Net Asset Value, End of Year	$10.03	$10.07	$10.01	$9.90	$9.10

Total Return(b)	4.32%	6.90%	6.93%	13.39%	(0.71)%
Net Assets, End of Year (000’s)	$275,173	$291,976	$209,386	$205,794	$159,120
Ratios to Average Net Assets
Gross Expense	0.92%	1.00%	1.03%	1.01%	1.06%
Net Expenses(c)	0.64%	0.66%	0.66%	0.64%	0.64%
Net Investment Income (Loss)	2.57%	3.47%	4.12%	4.21%	4.83%
Portfolio Turnover Rate	106%	93%	128%	142%	93%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

84	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.64	$10.76	$10.63	$9.96	$9.97
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.24	0.34	0.43	0.41
Net Realized and Unrealized Gain (Loss)on Investments	0.13	0.28	0.24	0.68	(0.00)

Total Income (Loss) From Operations	0.31	0.52	0.58	1.11	0.41

Less Distributions From:
Net Investment Income	(0.19)	(0.25)	(0.35)	(0.44)	(0.42)
Net Realized Gains	(0.16)	(0.39)	(0.10)	—	—

Total Distributions	(0.35)	(0.64)	(0.45)	(0.44)	(0.42)

Net Asset Value, End of Year	$10.60	$10.64	$10.76	$10.63	$9.96

Total Return(b)	2.90%	4.96%	5.51%	11.33%	4.20%
Net Assets, End of Year (000’s)	$9,730	$12,961	$6,744	$5,777	$2,619
Ratios to Average Net Assets
Gross Expense	1.14%	1.35%	1.43%	1.41%	1.35%
Net Expenses(c)	0.94%	1.00%	1.01%	0.87%	0.78%
Net Investment Income (Loss)	1.69%	2.22%	3.18%	4.23%	4.22%
Portfolio Turnover Rate	52%	253%	485%	164%	191%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.65	$10.77	$10.64	$9.96	$9.97
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.22	0.28	0.38	0.47	0.43
Net Realized and Unrealized Gain (Loss)on Investments	0.11	0.27	0.24	0.67	(0.01)

Total Income (Loss) From Operations	0.33	0.55	0.62	1.14	0.42

Less Distributions From:
Net Investment Income	(0.22)	(0.28)	(0.39)	(0.46)	(0.43)
Net Realized Gains	(0.16)	(0.39)	(0.10)	—	—

Total Distributions	(0.38)	(0.67)	(0.49)	(0.46)	(0.43)

Net Asset Value, End of Year	$10.60	$10.65	$10.77	$10.64	$9.96

Total Return(b)	3.15%	5.33%	5.96%	11.62%	4.35%
Net Assets, End of Year (000’s)	$201,572	$253,419	$107,625	$122,553	$126,742
Ratios to Average Net Assets
Gross Expense	0.89%	1.09%	1.17%	1.15%	1.09%
Net Expenses(c)	0.60%	0.64%	0.66%	0.63%	0.63%
Net Investment Income (Loss)	2.03%	2.58%	3.54%	4.49%	4.31%
Portfolio Turnover Rate	52%	253%	485%	164%	191%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	85

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM CORPORATE BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.28	$10.29	$10.21	$9.89	$9.87
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.12	0.16	0.21	0.27
Net Realized and Unrealized Gain (Loss)on Investments	0.08	0.03	0.10	0.33	0.08

Total Income (Loss) From Operations	0.17	0.15	0.26	0.54	0.35

Less Distributions From:
Net Investment Income	(0.09)	(0.12)	(0.17)	(0.22)	(0.33)
Net Realized Gains	(0.03)	(0.04)	(0.01)	—	—

Total Distributions	(0.12)	(0.16)	(0.18)	(0.22)	(0.33)

Net Asset Value, End of Year	$10.33	$10.28	$10.29	$10.21	$9.89

Total Return(b)	1.66%	1.48%	2.57%	5.47%	3.59%
Net Assets, End of Year (000’s)	$3,129	$8,912	$11,905	$5,461	$453
Ratios to Average Net Assets
Gross Expense	1.20%	1.37%	1.45%	1.49%	1.48%
Net Expenses(c)	0.86%	0.86%	0.86%	0.92%	0.89%
Net Investment Income (Loss)	0.89%	1.16%	1.57%	2.04%	3.21%
Portfolio Turnover Rate	110%	73%	142%	81%	94%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.28	$10.29	$10.21	$9.89	$9.88
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.15	0.18	0.23	0.33
Net Realized and Unrealized Gain (Loss)on Investments	0.08	0.03	0.10	0.32	0.02

Total Income (Loss) From Operations	0.20	0.18	0.28	0.55	0.35

Less Distributions From:
Net Investment Income	(0.12)	(0.15)	(0.19)	(0.23)	(0.34)
Net Realized Gains	(0.03)	(0.04)	(0.01)	—	—

Total Distributions	(0.15)	(0.19)	(0.20)	(0.23)	(0.34)

Net Asset Value, End of Year	$10.33	$10.28	$10.29	$10.21	$9.89

Total Return(b)	1.91%	1.74%	2.83%	5.66%	3.64%
Net Assets, End of Year (000’s)	$182,588	$189,176	$176,531	$108,636	$61,655
Ratios to Average Net Assets
Gross Expense	0.96%	1.11%	1.20%	1.22%	1.23%
Net Expenses(c)	0.61%	0.61%	0.61%	0.71%	0.73%
Net Investment Income (Loss)	1.12%	1.42%	1.81%	2.32%	3.42%
Portfolio Turnover Rate	110%	73%	142%	81%	94%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

86	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

CLASS A	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$9.79	$9.87	$9.90		$9.90	$9.78
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.16	0.21	(b)	0.30	0.32
Net Realized and Unrealized Gain (Loss)on Investments	(0.02)	(0.02)	0.00	(b)(c)	0.01	0.12

Total Income (Loss) From Operations	0.08	0.14	0.21		0.31	0.44

Less Distributions From:
Net Investment Income	(0.15)	(0.22)	(0.24)		(0.31)	(0.32)
Net Realized Gains	(0.04)	—	—		—	—

Total Distributions	(0.19)	(0.22)	(0.24)		(0.31)	(0.32)

Net Asset Value, End of Year	$9.68	$9.79	$9.87		$9.90	$9.90

Total Return(d)	0.82%	1.40%	2.10%		3.15%	4.59%
Net Assets, End of Year (000’s)	$20,136	$22,874	$16,848		$10,680	$5,209
Ratios to Average Net Assets
Gross Expense	1.20%	1.27%	1.36%		1.36%	1.25%
Net Expenses(e)	0.89%	0.88%	0.89%		0.86%	0.80%
Net Investment Income (Loss)	1.02%	1.65%	2.09	%(b)	3.04%	3.27%
Portfolio Turnover Rate	31%	131%	255%		164%	84%

CLASS I	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$9.81	$9.89	$9.92		$9.92	$9.78
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.18	0.23	(b)	0.32	0.35
Net Realized and Unrealized Gain (Loss)on Investments	(0.02)	(0.02)	0.00	(b)(c)	0.00 (c)	0.13

Total Income (Loss) From Operations	0.10	0.16	0.23		0.32	0.48

Less Distributions From:
Net Investment Income	(0.17)	(0.24)	(0.26)		(0.32)	(0.34)
Net Realized Gains	(0.04)	—	—		—	—

Total Distributions	(0.21)	(0.24)	(0.26)		(0.32)	(0.34)

Net Asset Value, End of Year	$9.70	$9.81	$9.89		$9.92	$9.92

Total Return(d)	1.07%	1.66%	2.35%		3.32%	4.96%
Net Assets, End of Year (000’s)	$110,035	$151,399	$83,037		$77,725	$69,442
Ratios to Average Net Assets
Gross Expense	0.94%	1.01%	1.11%		1.11%	0.99%
Net Expenses(e)	0.64%	0.63%	0.64%		0.65%	0.65%
Net Investment Income (Loss)	1.27%	1.85%	2.34	%(b)	3.25%	3.45%
Portfolio Turnover Rate	31%	131%	255%		164%	84%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Net investment income per share and net realized and unrealized gain (loss) per share were (decreased)/increased by ($0.03) and $0.03, respectively, to reflect amortization adjustments and paydown losses. A corresponding adjustment was made to decrease the net investment income ratio by 0.27%.

(c)	Represents less than $0.005.
(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	87

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND†

CLASS A	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$13.79	$13.18		$13.22	$12.64	$12.79	$12.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.24	0.29		0.42	0.46	0.47	0.45
Net Realized and Unrealized Gain (Loss)on Investments	0.27	0.78		0.04	0.61	(0.10)	0.04

Total Income (Loss) From Operations	0.51	1.07		0.46	1.07	0.37	0.49

Less Distributions From:
Net Investment Income	(0.24)	(0.29)		(0.42)	(0.46)	(0.47)	(0.45)
Net Realized Gains	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)	—

Total Distributions	(0.55)	(0.46)		(0.50)	(0.49)	(0.52)	(0.45)

Net Asset Value, End of Period	$13.75	$13.79		$13.18	$13.22	$12.64	$12.79

Total Return(b)	3.74%	8.18%		3.56%	8.57%	3.04%	3.86%
Net Assets, End of Period (000’s)	$21,435	$708		$758	$579	$164	$11
Ratios to Average Net Assets
Gross Expense	1.13%	0.92	%(c)	0.86%	0.85%	0.87%	0.86%
Net Expenses(d)	0.86%	0.87	%(c)	0.86%	0.85%	0.87%	0.86%
Net Investment Income (Loss)	1.74%	2.56	%(c)	3.20%	3.55%	3.50%	3.48%
Portfolio Turnover Rate	38%	52%		30%	44%	19%	37%

CLASS I	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$13.79	$13.19		$13.22	$12.64	$12.79	$12.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.28	0.32		0.45	0.49	0.50	0.48
Net Realized and Unrealized Gain (Loss)on Investments	0.28	0.77		0.05	0.61	(0.10)	0.04

Total Income (Loss) From Operations	0.56	1.09		0.50	1.10	0.40	0.52

Less Distributions From:
Net Investment Income	(0.28)	(0.32)		(0.45)	(0.49)	(0.50)	(0.48)
Net Realized Gains	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)	—

Total Distributions	(0.59)	(0.49)		(0.53)	(0.52)	(0.55)	(0.48)

Net Asset Value, End of Period	$13.76	$13.79		$13.19	$13.22	$12.64	$12.79

Total Return(b)	4.06%	8.33%		3.90%	8.84%	3.27%	4.09%
Net Assets, End of Period (000’s)	$247,914	$146,009		$141,519	$166,253	$135,073	$134,272
Ratios to Average Net Assets
Gross Expense	0.90%	0.68	%(c)	0.61%	0.60%	0.62%	0.61%
Net Expenses(d)	0.61%	0.62	%(c)	0.61%	0.60%	0.62%	0.61%
Net Investment Income (Loss)	2.01%	2.80	%(c)	3.44%	3.79%	3.99%	3.70%
Portfolio Turnover Rate	38%	52%		30%	44%	19%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
*	Year end changed from June 30 to April 30.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

See Notes which are an integral part of the Financial Statements.

ANNUAL REPORT / April 30, 2013

88	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MARYLAND MUNICIPAL BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.17	$9.77	$9.98	$9.50	$9.82
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.16	0.34	0.36	0.38	0.40
Net Realized and Unrealized Gain (Loss)on Investments	0.14	0.40	(0.21)	0.49	(0.30)

Total Income (Loss) From Operations	0.30	0.74	0.15	0.87	0.10

Less Distributions From:
Net Investment Income	(0.16)	(0.34)	(0.36)	(0.39)	(0.40)
Net Realized Gains	(0.04)	—	—	—	(0.02)

Total Distributions	(0.20)	(0.34)	(0.36)	(0.39)	(0.42)

Net Asset Value, End of Year	$10.27	$10.17	$9.77	$9.98	$9.50

Total Return(b)	2.92%	7.71%	1.54%	9.24%	1.10%
Net Assets, End of Year (000’s)	$33,461	$36,079	$34,550	$42,303	$38,627
Ratios to Average Net Assets
Gross Expense	1.19%	1.36%	1.38%	1.38%	1.38%
Net Expenses(c)	0.95%	0.94%	0.94%	0.82%	0.79%
Net Investment Income (Loss)	1.53%	3.41%	3.62%	3.90%	4.21%
Portfolio Turnover Rate	41%	34%	6%	8%	6%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.18	$9.79	$9.99	$9.51	$9.83
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.19	0.37	0.39	0.40	0.41
Net Realized and Unrealized Gain (Loss)on Investments	0.15	0.39	(0.20)	0.48	(0.30)

Total Income (Loss) From Operations	0.34	0.76	0.19	0.88	0.11

Less Distributions From:
Net Investment Income	(0.19)	(0.37)	(0.39)	(0.40)	(0.41)
Net Realized Gains	(0.04)	—	—	—	(0.02)

Total Distributions	(0.23)	(0.37)	(0.39)	(0.40)	(0.43)

Net Asset Value, End of Year	$10.29	$10.18	$9.79	$9.99	$9.51

Total Return(b)	3.31%	7.89%	1.90%	9.33%	1.20%
Net Assets, End of Year (000’s)	$73,446	$75,423	$78,912	$85,039	$79,494
Ratios to Average Net Assets
Gross Expense	0.94%	1.11%	1.13%	1.13%	1.13%
Net Expenses(c)	0.67%	0.66%	0.67%	0.70%	0.70%
Net Investment Income (Loss)	1.81%	3.69%	3.90%	4.02%	4.30%
Portfolio Turnover Rate	41%	34%	6%	8%	6%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	89

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.59	$10.08	$10.25	$9.89	$10.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.28	0.35	0.35	0.38
Net Realized and Unrealized Gain (Loss)on Investments	0.16	0.51	(0.16)	0.36	(0.34)

Total Income (Loss) From Operations	0.37	0.79	0.19	0.71	0.04

Less Distributions From:
Net Investment Income	(0.21)	(0.28)	(0.36)	(0.35)	(0.40)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.21)	(0.28)	(0.36)	(0.35)	(0.40)

Net Asset Value, End of Year	$10.75	$10.59	$10.08	$10.25	$9.89

Total Return(b)	3.48%	7.99%	1.83%	7.28%	0.44%
Net Assets, End of Year (000’s)	$31,239	$35,099	$34,107	$40,748	$33,904
Ratios to Average Net Assets
Gross Expense	1.20%	1.36%	1.40%	1.40%	1.40%
Net Expenses(c)	0.84%	0.84%	0.84%	0.80%	0.75%
Net Investment Income (Loss)	1.94%	2.73%	3.47%	3.42%	3.96%
Portfolio Turnover Rate	41%	87%	67%	64%	102%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.60	$10.08	$10.26	$9.89	$10.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.31	0.38	0.36	0.41
Net Realized and Unrealized Gain (Loss)on Investments	0.16	0.52	(0.18)	0.37	(0.36)

Total Income (Loss) From Operations	0.39	0.83	0.20	0.73	0.05

Less Distributions From:
Net Investment Income	(0.23)	(0.31)	(0.38)	(0.36)	(0.41)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.23)	(0.31)	(0.38)	(0.36)	(0.41)

Net Asset Value, End of Year	$10.76	$10.60	$10.08	$10.26	$9.89

Total Return(b)	3.74%	8.33%	1.97%	7.54%	0.54%
Net Assets, End of Year (000’s)	$78,471	$74,913	$68,919	$67,239	$57,173
Ratios to Average Net Assets
Gross Expense	0.95%	1.11%	1.15%	1.15%	1.15%
Net Expenses(c)	0.59%	0.59%	0.59%	0.64%	0.65%
Net Investment Income (Loss)	2.18%	2.99%	3.71%	3.58%	4.11%
Portfolio Turnover Rate	41%	87%	67%	64%	102%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

90	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2013

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 7 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 16 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Broad Market Bond Fund”)(d)

Wilmington Intermediate-Term Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Intermediate-Term Bond Fund”)(d)

Wilmington Short-Term Corporate Bond Fund	The Fund seeks to provide current income
(“Short-Term Corporate Bond Fund”)(d)

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, preservation of capital.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)*	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

*	Effective March 9, 2012, the Wilmington Municipal Bond Fund (the “WT Municipal Bond Fund”), a series of WT Mutual Fund, was reorganized into the Trust. For financial reporting purposes, the WT Municipal Bond Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Fund’s financial statements and financial highlights. See Note 8 for additional information regarding the reorganization.

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

On April 13, 2013, Class C shares of the Intermediate-Term Bond, Short-Term Corporate Bond and Short Duration Government Bond Funds were terminated after the conversion to Class A of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees. (“Trustees”)

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2013, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	91

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Inflation/deflation adjustments on Treasury Inflation–Protected Securities are included in interest income. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transactions as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest of the settlement date. Losses may occur due to the fact the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

ANNUAL REPORT / April 30, 2013

92	NOTES TO FINANCIAL STATEMENTS (continued)

Dollar Roll Transactions – The Short Duration Government Bond Fund, Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2013.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2013, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
Broad Market Bond Fund	$5,338,193	$5,482,930
Intermediate-Term Bond Fund	13,397,278	13,736,201
Short-Term Corporate Bond Fund	3,694,502	3,798,041

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, discount accretion/premium amortization on debt securities and distributions recognition on income distribution payable.

As of April 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2012, 2011, and 2010, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$666,659	$(666,659)
Intermediate-Term Bond Fund	—	193,130	(193,130)
Short-Term Corporate Bond Fund	—	73,454	(73,454)
Short Duration Government Bond Fund	(385,099)	1,254,020	(868,921)
Municipal Bond Fund	—	(2,635)	2,635
Maryland Municipal Bond Fund	—	48,564	(48,564)
New York Municipal Bond Fund	—	(6,573)	6,573

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	93

The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

	2013			2012
Fund	Ordinary Income*		Long-Term Capital Gains	Ordinary Income*		Long-Term Capital Gains
Broad Market Bond Fund	$10,116,058		$3,610,860	$10,360,344		$3,395,176
Intermediate-Term Corporate Bond Fund	6,535,290		2,093,369	5,573,369		1,895,361
Short-Term Corporate Bond Fund	2,501,043		158,321	3,118,418		341,243
Short Duration Government Bond Fund	2,620,248		600,449	2,933,381		—
Municipal Bond Fund	4,924,173	**	2,448,254	3,352,554	***	1,743,974
Maryland Municipal Bond Fund	1,901,372	**	412,418	4,081,923	***	—
New York Municipal Bond Fund	2,282,130	**	—	3,071,008	***	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $3,946,261, $1,863,194 and $2,282,130, respectively.

***	Included in this amount is tax exempt income of $3,344,842, $4,047,836 and $3,054,578, respectively.

For the year ended June 30, 2011, the tax character of distributions paid for the Municipal Bond Fund was ordinary income in the amount of $5,577,824, (including tax exempt income in the amount of $5,155,523) and long-term capital gains in the amount of $888,158.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ (Over Distributed) Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Broad Market Bond Fund	$1,231,159	$2,089,084	$(629,272)	$13,892,857	—
Intermediate-Term Bond Fund	632,408	2,597,728	(353,557)	9,738,170	—
Short-Term Corporate Bond Fund	628,131	887,425	(150,601)	1,748,073	—
Short Duration Government Bond Fund	650,946	—	(200,694)	3,134,453	(2,185,119)
Municipal Bond Fund	916,583	1,599,410	(428,348)	14,372,003	—
Maryland Municipal Bond Fund	322,421	784,604	(253,997)	4,625,188	—
New York Municipal Bond Fund	184,374	—	(159,510)	6,157,384	(1,688,009)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2013, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				Capital Loss Available Through			Short-Term Post-Effective No	Total Capital Loss
Fund	2014	2015	2016	2017	2018	2019	Expiration	Carryforwards
Short Duration Government Bond Fund	$1,434,935	$129,435	$—	$—	$—	$108,426	$428,120	$2,100,916

New York Municipal Bond Fund	—	—	—	—	1,688,009	—	—	1,688,009

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the period ended April 30, 2013:

Fund	Capital Loss Carryforwards Used
Short Duration Government Bond Fund	$72,430
Maryland Municipal Bond Fund	212,739
New York Municipal Bond Fund	1,663,200

ANNUAL REPORT / April 30, 2013

94	NOTES TO FINANCIAL STATEMENTS (continued)

The Short Duration Government Bond Fund expired capital loss carryforwards in the amount of $385,099.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October and Late Year losses deferred to May 1, 2013 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Losses	Long-Term Post-October/ Late Year Losses
Short Duration Government Bond Fund	$—	$84,203	$—

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.50%
Intermediate-Term Bond Fund	0.50%
Short-Term Corporate Bond Fund	0.50%
Short Duration Government Bond Fund	0.50%
Municipal Bond Fund	0.50%
Maryland Municipal Bond Fund	0.50%
New York Municipal Bond Fund	0.50%

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2013, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	1.00%	0.65%
Intermediate-Term Bond Fund	0.95%	0.60%
Short-Term Corporate Bond Fund	0.86%	0.61%
Short Duration Government Bond Fund	0.89%	0.64%
Municipal Bond Fund	0.86%	0.61%
Maryland Municipal Bond Fund	0.95%	0.67%
New York Municipal Bond Fund	0.84%	0.59%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. Effective October 1, 2012, WFMC replaced WTIA as Co-Administrator for the Funds. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	On the first $5 billion
	0.020%	On the next $2 billion
	0.016%	On the next $3 billion
	0.015%	On assets in excess of $10 billion
BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2013, WTIA and WFMC did not waive any administrative personnel and services fee.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	95

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares for the sale, distribution, administration, customer servicing and recordkeeping of these shares.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$11,863
Intermediate-Term Bond Fund	9,678
Short-Term Corporate Bond Fund	1,655
Short Duration Government Bond Fund	34,574
Municipal Bond Fund	25,179
Maryland Municipal Bond Fund	75,124
New York Municipal Bond Fund	66,499

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2013, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Broad Market Bond Fund	$5,223
Intermediate-Term Bond Fund	1,763
Short-Term Corporate Bond Fund	47
Short Duration Government Bond Fund	1,501
Municipal Bond Fund	11,940
Maryland Municipal Bond Fund	6,488
New York Municipal Bond Fund	9,955

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$3,572
Intermediate-Term Bond Fund	2,587
Short Duration Government Bond Fund	22
Maryland Municipal Bond Fund	9,015

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides fund accounting and custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2013

104	96 NOTES TO FINANCIAL STATEMENTS (continued)

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2013 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$288,108,096	$289,081,802
Intermediate-Term Bond Fund	105,197,003	132,732,861
Short-Term Corporate Bond Fund	183,554,838	186,046,499
Short Duration Government Bond Fund	35,402,045	88,052,266
Municipal Bond Fund	75,616,099	72,168,353
Maryland Municipal Bond Fund	43,408,281	44,990,988
New York Municipal Bond Fund	43,916,366	43,792,449

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2013 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$28,710,110	$33,212,920
Intermediate-Term Bond Fund	16,825,066	31,000,964
Short-Term Corporate Bond Fund	21,844,891	24,827,439
Short Duration Government Bond Fund	8,995,273	6,716,425

6.	CONCENTRATION OF RISK

Since Maryland Municipal Bond Fund and New York Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2013, 12.2% for Maryland Municipal Bond Fund and 39.3% for New York Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 4.2% for Maryland Municipal Bond Fund and 21.9% for New York Municipal Bond Fund.

7.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNYM. The termination date of this LOC is March 10, 2014. The Funds did not utilize the LOC for the year ended April 30, 2013.

8.	REORGANIZATION

REORGANIZATION - FISCAL YEAR 2012

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization” to transfer all of the assets of Wilmington Broad Market Fund, Wilmington Short/Intermediate-Term Bond Fund, and Wilmington Municipal Bond Fund, each a series of WT Mutual Fund, and the MTB U.S. Government Bond Fund, a series of the Trust (the “Acquired Funds”) in exchange for shares of the series of the Trust (the “Acquired Funds”) in exchange for shares of the series of the Trust shown below (“the Acquiring Funds”).

The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the Acquired Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective Acquired Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization,except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	97

New Name after the Reorganizations	Acquiring Funds	Acquired Funds
Wilmington Broad Market Bond Fund	MTB Income Fund	Wilmington Broad Market Bond Fund
Wilmington Intermediate-Term Bond	MTB Intermediate-Term Bond Fund	Wilmington Short/Intermediate-Term Bond Fund
Wilmington Short Duration Government Bond Fund	MTB Short Duration Government Bond Fund	MTB U.S. Government Bond Fund
Wilmington Municipal Bond Fund	Wilmington Municipal Bond Fund	Wilmington Municipal Bond Fund

In exchange for their shares, shareholders of the Acquired Funds received shares of the Acquiring Funds with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The following information summarizes the essential elements of the Reorganization as of March 9, 2012:

Wilmington Broad Market Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Income Fund				$234,005,891
Acquired Funds
Wilmington Broad Market Bond Fund				58,782,175
Class A Shares in exchange for Class A	$1,867,478	183,086	183,257
Institutional Shares in exchange for Class I	56,914,697	5,582,079	5,674,917

				$292,788,066

The net assets of the Acquired Fund included net unrealized appreciation on investments of $5,205,025 and accumulated net realized gains of $2,566.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $9,552,266, $8,006,754 and $18,927,561, respectively.

Wilmington Intermediate-Term Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Intermediate-Term Bond Fund				$114,500,229
Acquired Funds
Wilmington Short/Intermediate-Term Bond Fund				147,980,426
Class A Shares in exchange for Class A	$4,443,745	422,307	418,433
Institutional Shares in exchange for Class I	143,536,681	13,503,815	13,527,639

				$262,480,655

The net assets of the Acquired Fund included net unrealized appreciation on investments of $9,114,247 and accumulated net realized gains of $8,512, respectively.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment loss, net gain on investments and net increase (decrease) in net assets from operations for the fiscal year ended April 30, 2012 would have been $6,687,727, $6,514,938 and $13,202,666.

ANNUAL REPORT / April 30, 2013

98	NOTES TO FINANCIAL STATEMENTS (continued)

Wilmington Short Duration Government Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Short Duration Government Bond Fund				$123,764,502
Acquired Funds
MTB U.S. Government Bond Fund				63,847,406
Class A	$5,861,284	585,561	599,123
Class I	57,986,122	5,791,381	5,916,183

				$187,611,908

The net assets of the Acquired Fund included net unrealized depreciation on investments of $4,641,551 and accumulated net realized losses of $2,927,170, respectively.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net loss on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $4,262,763, $(90,446) and $2,966,683.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Municipal Bond Fund received an identical number of shares of the corresponding class (Class A and Class I) of the Municipal Bond Fund, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Municipal Bond Fund had no operations prior to March 9, 2012. The Wilmington Municipal Bond Fund investment objectives, policies and limitations were identical to those of the Municipal Bond Fund. Accordingly, for financial reporting purposes, the operating history of the WT Municipal Bond Fund prior to the Reorganization is reflected in the financial statements and financial highlights.

REORGANIZATION - FISCAL YEAR 2013

On June 22, 2012, the Board approved an Agreement and Plans of Reorganization (the “Reorganization”) which provided for the transfer of all the assets of the Wilmington Pennsylvania Municipal Bond Fund and the Wilmington Virginia Municipal Bond Fund, each a series of the Trust, (the “Acquired Funds”) for shares of the Municipal Bond Fund (the “Acquiring Fund”). Shareholders approved the Plans at a meeting held on November 15, 2012 and the reorganization closed on December 3, 2012 based on net asset values determined as of the close of business on November 30, 2012. The acquisitions were accomplished through tax-free exchanges of assets and shares.

The purpose of this transaction was to combine the three Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Acquired Funds, and the comparatively better prospects for asset growth of the Acquiring Fund, it was believed that the shareholders’ best interests would be served by reorganizing the Acquired Funds into the Acquiring Fund.

For financial reporting purposes, the Municipal Bond Fund was deemed to be the accounting survivor.

Wilmington Municipal Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
Wilmington Municipal Bond Fund				$156,582,398
Acquired Funds
Wilmington Pennsylvania Municipal Bond Fund				97,525,271
Class A shares in exchange for Class A	$9,118,331	861,667	657,281
Class I in exchange for Class I	88,406,940	8,351,297	6,370,639
Wilmington Virginia Municipal Bond Fund				19,866,040
Class A in exchange for Class A	19,866,040	1,787,700	1,432,014

				$273,973,709

The net assets of the Acquired Funds included net unrealized appreciation on investments of $7,032,753 and $1,288,589 and accumulated net realized gains of $1,384,529 and $239,773 for the Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund, respectively.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	99

portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2012, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2013 would have been $5,548,565, $20,218,458 and $25,767,023, respectively.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2013

100

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund and Wilmington New York Municipal Bond Fund (seven of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund and Wilmington New York Municipal Bond Fund at April 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2013

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	101

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012	Principal Occupations: President of WTIA, President of Wilmington Trust Investment Managements (“WTIM”), Director of Wilmington Funds Management Corporation (formerly known as Rodney Square Management Corporation).

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE	Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.
Began serving: December 2012	Other Directorships Held: None.

Previous Positions: Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02-6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WTIM. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30, 2013

102	BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Private Investor, Consultant and Community Volunteer.

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of ChekMed Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	103

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present).

OFFICERS
Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

ANNUAL REPORT / April 30, 2013

104	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

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SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders of the Wilmington Pennsylvania Municipal Bond Fund (the “PA Fund”) and the Wilmington Virginia Municipal Bond Fund (the “VA Fund;” the PA Fund and VA Fund may be referred to as the “Target Funds” or a “Target Fund”), each a series of the Wilmington Funds (the “Trust”), was held at 3:00 p.m. Eastern Time on November 15, 2012, at the Trust’s principal executive offices at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202 (the “Meeting”). The purpose of the Meeting was to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal: To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of each Target Fund to the Wilmington Municipal Bond Fund (“Acquiring Fund”), a series of the Trust, in exchange for shares of the designated classes of Acquiring Fund; and (ii) the distribution of the shares of designated classes of Acquiring Fund to the shareholders of each Target Fund in liquidation of each of the Target Funds.

Under the terms of the Plan of Reorganization each of the Target Funds would be acquired by Acquiring Fund, as follows:

Target Fund	Acquiring Fund
Wilmington Pennsylvania Municipal Bond Fund	Wilmington Municipal Bond Fund
Wilmington Virginia Municipal Bond Fund	Wilmington Municipal Bond Fund

All shareholders of record at the close of business on September 10, 2012 were entitled to attend or submit proxies.

As of the record date, each Fund had the following number of shares outstanding:

Target Fund	Shares Outstanding
Wilmington Pennsylvania Municipal Bond Fund	9,271,459
Wilmington Virginia Municipal Bond Fund	1,832,133

Total for all Funds	11,103,592

At the Meeting, the shareholders of each Target Fund approved the Plan of Reorganization. The results of the voting for the proposal were as follows:

Fund	Shares Voted For	Shares Voted Against	Share Votes Abstained	Broker Non-Votes
Wilmington Pennsylvania Municipal Bond Fund	7,795,476	4,394	21,921	None
Wilmington Virginia Municipal Bond Fund	1,042,712	81,159	23,534	None

ANNUAL REPORT / April 30, 2013

106

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2013 / ANNUAL REPORT

107

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2013

108

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2013 / ANNUAL REPORT

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WILMINGTON TRUST

April 30, 2013

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Growth Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large-Cap Value Fund

Wilmington Mid-Cap Growth Fund

Wilmington Small-Cap Growth Fund

Wilmington Small-Cap Strategy Fund

Wilmington Large-Cap Growth Fund (“Large-Cap Growth Fund”)

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

Wilmington Large-Cap Value Fund (“Large-Cap Value Fund”)

Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)

Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)

Wilmington Small-Cap Strategy Fund (“Small-Cap Strategy Fund”)

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i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (“Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2012 through April 30, 2013. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

The U.S. economic expansion continued during the 12 months ended April 30, 2013, though its pace remained tepid. The production of goods and services grew 3.1%, 0.4%, and 2.5% faster than the rate of inflation during the third and fourth quarters of 2012 and the first quarter of 2013, respectively. U.S. consumer spending propelled the gains, though consumers were still cautious amid the long, slow recovery from the Great Recession of 2007–2009. Retail and food sales, for example, amounted to $4.94 trillion during our fiscal year, up 2.5% in real (inflation-adjusted) terms over the preceding 12-month period. The housing market continued its nascent recovery, and inflation averaged about 1.1%.

Source: Federal Reserve Bank of St. Louis, May 28, 2013

If consumers were feeling somewhat better, business managers remained wary. During the third and fourth quarters of 2012 and the first quarter of 2013, investments in U.S. plants, property, and equipment expected to last three years or more were made at lower rates than they had been made in the corresponding quarters five years earlier, as the recession was beginning. Employers likewise remained cautious in hiring. The number of U.S. private-sector workers grew in all 12 months of our fiscal year, but the rate of private-sector job growth remained slow. At the end of April, there were still 2.0 million fewer private-sector workers than there had been at the labor market’s January 2008 peak. Much of the blame for soft business enthusiasm was laid at the doorsteps of Congress and the White House. Many business leaders said lawmakers needed to make meaningful changes in U.S. tax and spending policies to shore up the nation’s finances and to clarify the legal and regulatory environment.

Despite the modest rate of expansion, the U.S. recovery looked solid in relation to economic conditions in Europe, where a recession appeared to be worsening. Greece appeared likely to remain at least a near-term participant in the continent’s common currency experiment, but Spain, Portugal and Italy all joined Greece in struggling under heavy sovereign debts. Debate about the possibility of developing common fiscal policies and banking regulations continued, and investors were soothed by the European Central Bank President’s assurance that the bank would do “whatever it takes to preserve the euro.” In China, growth appeared to slow, though it remained strong in absolute terms. On balance, the global economy appeared to be expanding at a modest rate.

The Bond Markets

The good times rolled on in the U.S. bond market during our fiscal year. The Barclays Capital U.S. Aggregate Bond Index returned 3.68%. The index tracks the overall market for taxable, investment-grade U.S. bonds and includes U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities (MBS). The gain was propelled by strong results among corporate issues (+7.49%, according to the Barclays Capital U.S. Credit Bond Index), into which investors piled as the search for investment opportunities with meaningful yields continued.

The yield of the 10-year U.S. Treasury note, against which many other interest rates are set, declined from 1.91% at the end of April 2012 to a low of 1.43% in late July 2012 before climbing to 1.67% at the end of April 2013. The net 12-month decrease of a quarter of a percentage point boosted the prices of bonds across the market.

The S&P Municipal Bond Intermediate Index1 returned 4.71%. Demand for shares of municipal bond mutual funds, which account for much of the total demand for municipal bonds, accelerated as fears of widespread municipal bankruptcies dissipated and the rates of U.S. taxation on interest, dividends, and capital gains were allowed to revert in 2013 to prior, higher levels for higher-income taxpayers. Talk of limiting the federal tax exemption on municipal bond interest income, meanwhile, continued to be just talk.

PRESIDENT’S MESSAGE  /  April 30, 2013

ii

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital U.S. Mortgage- Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
3.68%	2.56%	1.85%	7.49%	5.19%

The Stock Markets

Investors heard plenty about the “lost decade” of equity returns when the effects of the financial crisis were in full swing in early 2009. Commercials decrying 401(k) retirement plans as “201(k)s” promoted “gold 401(k)s” or day trading as solutions; “buy and hold,” it was said, was dead. Fast forward four years and anyone who abandoned equities may be wishing they hadn’t. The “lost decade” has turned into a pretty normal “found decade,” with a trailing 10-year total return for the S&P 500 Index of 7.88%, annualized. Granted, ten years ago we were emerging from the tech bubble; one must always be leery of the period selected in drawing conclusions from economic or investment data.

Stocks generally did very well during the 12 months ended April 30, 2013. Six broad stock market indices, which together offer a rough portrait of the world’s equity securities, returned between +3.97% and +19.39% in U.S. dollars during the fiscal year. The weakest return came from the MSCI Emerging Markets (Net) Index8 (+3.97%) and the strongest return (+19.39%) was recorded by the MSCI EAFE (Net) Index9 of developed international stock markets. In between were the returns of the Russell Top 200 Index10 (+16.30%), which tracks mega-capitalization U.S. stocks, the Russell Midcap Index11 (+19.20%) of mid-cap U.S. stocks, the Russell 2000 Index12 (+17.69%) of small-cap U.S. stocks, and the S&P 500 Index13 (+16.89%), a widely watched gauge consisting mainly of large-cap U.S. stocks.

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain stock market indices performed as follows:

S&P 500 Index[13]	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-US (Net) Index[16]
16.89%	15.39%	10.78%	14.15%

The Trust, with assets of $13.3 billion as of April 30, 2013, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Sam Guerrieri

President

May 28, 2013

April 30, 2013  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
3.	Barclays Capital U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
4.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
5.	Barclays Capital U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Capital Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
9.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
10.	Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.
11.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
12.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
13.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The DJIA is unmanaged and investments cannot be made directly in the DJIA.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 45 country indices comprising 23 developed and 22 emerging market country indices.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

PRESIDENT’S MESSAGE  /  April 30, 2013

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1

WILMINGTON LARGE-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Large-Cap Growth Fund (the “Fund”) had a total return of 5.39%* for Class A Shares and 5.92%* for Class I Shares, versus its benchmark, the Russell 1000 Growth Index**, which had a total return of 12.60%.

Over the twelve month period which ended April 30, 2013, the stock market reached a new all time high as measured by the S&P 500 Index (“S&P 500”). The crossover point was on April 10, 2013 when the S&P 500 rose through the 1576 level that was attained on October 11, 2007. At that time, little did investors know that the Great Recession was looming, and that the S&P 500 would be more than cut in half to its ultimate low point of 666 on March 6, 2009. Fortunately, since then, the Federal Reserve has implemented repeated rounds of monetary easing with the latest version, called Quantitative Easing, still going strong. The result has been near zero money market rates and record low interest rates in U.S. Treasury notes and other high quality bonds. This has forced investors to move into riskier asset classes such as junk bonds and higher yielding equities in the pursuit of yield. Corporations have also been active buyers of their own shares, as borrowing costs fell well below the cost of equity and, in many cases, below the dividend yield itself.

The resulting rise in equity values has served to boost retirement accounts and re-liquefy consumer balance sheets, which in turn has boosted consumer confidence (at least among higher level consumers). Of course, mortgage rates have also dropped to all time lows and finally begun to stimulate the housing market. Up until this year, “Wall Street” seemed to be ahead of “Main Street” as employment trends remained sluggish. This too seems to have shifted into positive mode as payroll employment gains have averaged 173,000 over the past twelve months. The unemployment rate is now down to 7.5%, and a regular feature of the monthly payroll employment report is upward revision to prior month job totals. This is a strong indication that the financially led recovery is finally beginning to benefit mainstream America. That gives us confidence that the economic recovery is taking on an aura of sustainability that we had not felt previously. Despite record low interest rates, investors had been so disillusioned by the equity market pummeling of 2008 and the subsequent (European-related) corrections in 2010 and 2011 that money flows to equity mutual funds had remained largely negative.

Source:	Bureau of Labor Statistics, May 3, 2013

As growth rates have moderated, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, value may be found with cyclical stocks with low valuations versus defensive companies with above average dividend yields and higher valuations. If growth rates accelerate at all, a shift towards longer duration cyclical exposure should take place. One of the remaining pieces of the puzzle is business confidence among small to medium enterprises which is critical for continued hiring and investment for the broad economy. Even here there appears to be good news with a sharp upturn since November that followed many months of decline. It remains to be seen whether or not we are on the verge of a new secular bull market in equities. The final test will be the durability of equity prices once the Federal Reserve begins pull back on monetary stimulus. If the stock market can withstand the competition from gradually rising interest rates, both the real economy and the financial markets can be viewed as re-entering a prolonged period of recovery and prosperity. In our opinion, valuations in the equity market are reasonable enough that, even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

The Fund was managed by two different portfolio management teams, each with Wilmington Trust Investment Advisors, Inc., during the fiscal year ended April 30, 2013. In June 2012, the old portfolio management team which had managed the Fund for several years was replaced with a new portfolio management team. Unfortunately, the strategies utilized by both portfolio management teams underperformed the Fund’s benchmark, the Russell 1000 Growth Index, during the periods they managed assets for the Fund.

During the period from May 1, 2012 through June 30, 2012, the Fund returned -7.21% trailing the benchmark which returned -3.87%. This underperformance was broad based across all sectors, except health care and utilities, which performed in line with the benchmark. The bigger underperforming sectors within the Fund were consumer discretionary, consumer staples, energy and information technology. In consumer discretionary, the worst performing stocks were Borg Warner in the autos industry and Target, Lululemon, Nike and Limited Brands in the retail sector. Outperforming was the position in homebuilder D.R. Horton. In consumer staples, the larger underperformers were Green Mountain Coffee, Estee Lauder and Walmart which were somewhat offset by good relative performance by Whole Foods Market and Pepsi. Poor performance in the energy sector was punctuated by underperformance by oil service companies Halliburton and National Oilwell Varco, as well as coal company Alpha Natural Resources. In technology, poor performance by Qualcomm, Riverbed, Juniper and AMD contributed to the underperformance.

For the period July 1, 2012 through April 30, 2013, the Fund returned 14.14%, which trailed the benchmark return of 17.14%. The largest underperformance within the Fund came from the technology and industrial sectors while the health care sector posted positive relative performance. Within technology, overweight positions in Apple and EMC contributed to the underperformance. Industrials underperformed due to insufficient weight in aerospace companies like Boeing and Honeywell along with underweighted positions in transportation stocks. The health care sector benefitted from positive performance from bio-technology positions such as Gilead Sciences, Celgene, Regeneron and Biogen Idec all of which were up between 50% and 100% over this period.

ANNUAL REPORT  /  April 30, 2013

2
*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.39%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital, in an effort to promote increased lending and liquidity.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

April 30, 2013  /  ANNUAL REPORT

3

WILMINGTON LARGE-CAP GROWTH FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell 1000 Growth Index (“Russell 1000 Growth”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	-0.39%
5 Years	0.82%
10 Years	3.46%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.66%
After Waivers	1.42%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2013

4

WILMINGTON LARGE-CAP GROWTH FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large-Cap Growth Fund (Class I) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2013, compared to the Russell 1000 Growth.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	5.92%
5 Years	2.28%
Start of Performance (8/18/03)	3.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.41%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 1000 Growth Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013  /  ANNUAL REPORT

5

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 16.25%* for Class I Shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 17.17%.

The Fund attempts to outperform the Russell 1000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST). During the period May 2012 through October 2012, the Fund was positioned to track a custom index of 60% growth and 40% value companies. Over this period, the Russell 1000 Value Index returned 4.7% and the Russell 1000 Growth Index returned -0.9%. The tactical overweight to growth had a -0.6% impact on relative performance.

At the end of the October meeting, the IST recommended removing the overweight to growth companies for domestic large cap portfolios. The fund was rebalanced to track the Russell 1000 Index. For the period November 2012 to February 2013 the Russell 1000 Index returned 8.9% and the Fund returned 8.7%. The majority of the 0.2% underperformance over the period is explained by expenses and transaction costs.

At the February IST meeting, the proprietary U.S. Large-cap style model continued to signal neutral on style. The IST voted to follow the models and recommended maintaining the neutral position. However, the team wanted to increase exposure to mid-cap stocks which the momentum models had been favoring. The IST recommended overweighting mid-cap companies relative to the Russell 1000 Index. The Russell 1000 Index can be divided into the Russell Top 200 Index of mega-cap stocks and the Russell Midcap Index which represents the 800 mid-cap companies. The weight of the Russell Midcap Index has been approximately 30% of the Russell 1000 Index. The Fund was rebalanced at the end of February to target the IST recommended benchmark of 65% Russell Top 200 and 35% Russell Midcap. For the period March 2013 to April 2013, the Russell Top 200 Index returned 5.8% and the Russell Midcap Index returned 5.6%. The tactical tilt toward mid cap had no impact on relative performance for the period.

The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the Fund.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT  /  April 30, 2013

6

WILMINGTON LARGE-CAP STRATEGY FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large-Cap Strategy Fund (Class I) (the “Fund”) from July 1, 2003 (start of performance) to April 30, 2013, compared to the Russell 1000 Index2 and the S&P 500.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	16.25%
5 Years	3.94%
Start of Performance (7/01/03)	5.92%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.88%
After Waivers	0.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund, the Russell 1000 Index and the S&P 500 assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013  /  ANNUAL REPORT

7

WILMINGTON LARGE-CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Large-Cap Value Fund (the “Fund”) had a total return of 10.65%* for Class A Shares and 10.91%* for Class I Shares, versus its benchmark, the Russell 1000 Value Index,** which had a total return of 21.80%.

Over the twelve month period which ended April 30, 2013, the stock market reached a new all time high as measured by the S&P 500 Index (“S&P 500”). The crossover point was on April 10, 2013 when the S&P 500 rose through the 1576 level that was attained on October 11, 2007. At that time, little did investors know that the Great Recession was looming, and that the S&P 500 would be more than cut in half to its ultimate low point of 666 on March 6, 2009. Fortunately, since then, the Federal Reserve has implemented repeated rounds of monetary easing with the latest version, called Quantitative Easing, still going strong. The result has been near zero money market rates and record low interest rates in U.S. Treasury notes and other high quality bonds. This has forced investors to move into riskier asset classes such as junk bonds and higher yielding equities in the pursuit of yield. Corporations have also been active buyers of their own shares, as borrowing costs fell well below the cost of equity and, in many cases, below the dividend yield itself.

The resulting rise in equity values has served to boost retirement accounts and re-liquefy consumer balance sheets, which in turn has boosted consumer confidence (at least among higher level consumers). Of course, mortgage rates have also dropped to all time lows and finally begun to stimulate the housing market. Up until this year, “Wall Street” seemed to be ahead of “Main Street” as employment trends remained sluggish. This too seems to have shifted into positive mode as payroll employment gains have averaged 173,000 over the past twelve months. The unemployment rate is now down to 7.5%, and a regular feature of the monthly payroll employment report is upward revision to prior month job totals. This is a strong indication that the financially led recovery is finally beginning to benefit mainstream America. That gives us confidence that the economic recovery is taking on an aura of sustainability that we had not felt previously. Despite record low interest rates, investors had been so disillusioned by the equity market pummeling of 2008 and the subsequent (European-related) corrections in 2010 and 2011 that money flows to equity mutual funds had remained largely negative.

As growth rates have moderated, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, value may be found with cyclical stocks with low valuations versus defensive companies with above average dividend yields and higher valuations. If growth rates accelerate at all, a shift towards longer duration cyclical exposure should take place. One of the remaining pieces of the puzzle is business confidence among small to medium enterprises which is critical for continued hiring and investment for the broad economy. Even here there appears to be good news with a sharp upturn since November that followed many months of decline. It remains to be seen whether or not we are on the verge of a new secular bull market in equities. The final test will be the durability of equity prices once the Federal Reserve begins pull back on monetary stimulus. If the stock market can withstand the competition from gradually rising interest rates, both the real economy and the financial markets can be viewed as re-entering a prolonged period of recovery and prosperity. In our opinion, valuations in the equity market are reasonable enough that, even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

The Fund was managed by two different portfolio management teams during the fiscal year ended April 30, 2013. The old portfolio management team, with NWQ Investment Management Company LLC, which had managed the Fund for several years was replaced in December 2012 with a new portfolio management team with Wilmington Trust Investment Advisors, Inc. Unfortunately, the strategies utilized by both portfolio management teams underperformed the Fund’s benchmark, the Russell 1000 Value Index, during the periods they managed the Fund.

During the period from May 1, 2012 through December 31, 2012, the Fund returned -0.45% trailing significantly the benchmark which returned 6.84%. Stock selection and, to a lesser extent, sector positioning, contributed to relative underperformance in the Fund. Positioning in the information technology sector was the leading detractor in the Fund during the period. Information technology was the worst performing sector in the benchmark over the span, and the Fund’s sizeable overweight proved a headwind to relative performance. Stock selection in the sector also hurt performance, led by underperforming positions in Hewlett-Packard, CA Inc., and Microsoft. The energy sector was the second leading detractor in the period, with holdings reacting to movement in energy prices. Apache Corp., Canadian Natural Resources, Talisman Energy, Occidental Petroleum, and Noble Energy were all represented on the list of leading detractors for the period. The contribution from the financial sector was mixed, as an overweight to the outperforming sector was countered by a shortfall in stock selection. Looking at individual contributors, strength in the Fund’s bank holdings, particularly Citigroup and Goldman Sachs, unfortunately was offset by weakness in the Fund’s insurance holdings, including Metlife and Unum. Stock selection and sector positioning in the utilities sector was a source of positive contribution in the period, as an underweight to the sector, and a strong contribution from NRG energy, combined to benefit relative performance. Healthcare also contributed, led by strength in the ADR of French pharmaceutical giant Sanofi. Sanofi was the leading individual contributor in the Fund over the period.

For the period January 1, 2013 through April 30, 2013, the Fund returned 11.42% which trailed the benchmark return of 14.01%. The largest underperformance came from technology, financials and health care sectors. Basic materials outperformed during this period. Within technology, the majority of the underperformance came from Apple computer and Qualcomm along with no position in Hewlett Packard which outperformed during this period. The financial sector underperformance came from the commercial bank industry with underperformance from BB&T and US Bancorp. Relative outperformance in the basic material sector came mainly from having no weight in the poorly performing metals and mining industry.

ANNUAL REPORT  /  April 30, 2013

8
*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.54%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital, in an effort to promote increased lending and liquidity.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

April 30, 2013  /  ANNUAL REPORT

9

WILMINGTON LARGE-CAP VALUE FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large-Cap Value Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell 1000 Value Index (“Russell 1000 Value”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	4.54%
5 Years	0.34%
10 Years	5.62%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.42%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Value Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2013

10

WILMINGTON LARGE-CAP VALUE FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large-Cap Value Fund (Class I) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2013, compared to the Russell 1000 Value.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	10.91%
5 Years	1.65%
Start of Performance (8/18/03)	5.45%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.17%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 1000 Value Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2013  /  ANNUAL REPORT

11

WILMINGTON MID-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Mid-Cap Growth Fund (the “Fund”) had a total return of 9.55%* for Class A Shares and 9.70%* for Class I Shares, versus its benchmark, the Russell 1000 Mid Cap Growth Index**, which had a total return of 14.42%.

Since the beginning of the U.S. equity market recovery in 2009, there has been a discernible and puzzling rhythm to returns. Each spring, investors have been confronted with economic data that suggests the recovery is faltering and the stock market pulls back on concerns that corporate earnings have peaked. As each year progressed, the data firmed, investors’ confidence in the outlook for growth recovered, their appetite for equities returned, and the market resumed its upward path.

Since the market lows of 2008 and 2009, we have retained to our benefit a consistent pro-growth tilt, which explains the broad contours of the Fund’s performance this past year. Broadly speaking, our year divided into two periods: a very disappointing pullback –both absolute and relative to the benchmark – from May through mid-July 2012 and a subsequent strong recovery – again, both absolute and relative – from mid-July to the end of April 2013. The early period of underperformance accounts for more than the entire benchmark-relative performance deficit for the year and was attributable primarily to the Fund being more exposed to cyclical stocks and sectors than the benchmark (and the peer group). This worked to our disadvantage as the market became defensive due to concerns regarding the sustainability of global economic growth. This explains, for example, the bulk of underperformance in our Industrials holdings, which was our weakest sector even though no single stock in the sector had a large impact on overall results.

In July 2012, the pattern reversed; the Fund’s pro-growth positioning worked to our advantage, but the rebound was insufficient to recover the ground we lost in the early months of the year. The difference was not due to overall positioning; in fact, the impact of sector allocation was only slightly negative. Rather, adverse stock selection explains the gap between the downturn and the rebound. To some extent, this reflects investors’ pronounced preference for value sectors and high(er) dividend-paying stocks, even within the growth universe and even as the overall market ascends to all-time highs. Stocks of companies with attractive growth characteristics have not always been rewarded if they cannot promise impatient investors a near-term payoff.

However, it is still true that the Fund’s performance was harmed by several stocks that disappointed investors’ expectations. Whiting Petroleum Corporation, Coach, Inc., ITT Educational Services, Inc., and Adtran, Inc. stand out. (A short-seller attack on Herbalife Ltd. impaired the performance of the stock to the detriment of the Fund.) Unfortunately, the impact of these, and other, underperforming stocks offset notable successes such as Stratasys Ltd., MAP Pharmaceuticals Inc., Cabot Oil & Gas Corporation, CBS Corporation, and LKQ Corporation.

Our mandate is to construct a portfolio of U.S. midcap companies with superior growth prospects. At the end of a disappointing year, we remind ourselves that we cannot control the periodic growth scares that have swept the market. Ultimately, they make for distressing weeks and months, but have had little impact on performance. What does have a durable impact is our ability to identify companies with superior growth prospects and attractive valuations, and invest in them. A hospitable environment for growth stocks would support our efforts, but we believe a patient, disciplined approach to company and stock analysis to identify successful growth companies will support our manadate.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 3.49%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

ANNUAL REPORT  /  April 30, 2013

12

WILMINGTON MID-CAP GROWTH FUND – Class A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Mid-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	3.49%
5 Years	5.20%
10 Years	10.16%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.57%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell Mid Cap Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Mid-Cap Growth Fund is the successor to the ARK Mid-Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid-Cap Equity Portfolio.

April 30, 2013  /  ANNUAL REPORT

13

WILMINGTON MID-CAP

GROWTH FUND – Class I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Mid-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell Mid Cap Growth.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	9.70%
5 Years	6.56%
10 Years	10.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800- 836-2211.

Annual Operating Expense Ratio

Before Waivers	1.32%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell Mid Cap Growth assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Mid-Cap Growth Fund is the successor to the ARK Mid-Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid-Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2013

14

WILMINGTON SMALL-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Small-Cap Growth Fund (the “Fund”) had a total return of 10.21%* for Class A Shares, and 10.47%* for Class I Shares, versus its benchmark, the Russell 2000 Growth Index,** which had a total return of 15.67%.

Over the twelve month period which ended April 30, 2013, the stock market reached a new all time high as measured by the S&P 500 Index (“S&P 500”). The crossover point was on April 10, 2013 when the S&P 500 rose through the 1576 level that was attained on October 11, 2007. At that time, little did investors know that the Great Recession was looming, and that the S&P 500 would be more than cut in half to its ultimate low point of 666 on March 6, 2009. Fortunately, since then, the Federal Reserve has implemented repeated rounds of monetary easing with the latest version, called Quantitative Easing, still going strong. The result has been near zero money market rates and record low interest rates in U.S. Treasury notes and other high quality bonds. This has forced investors to move into riskier asset classes such as junk bonds and higher yielding equities in the pursuit of yield. Corporations have also been active buyers of their own shares, as borrowing costs fell well below the cost of equity and, in many cases, below the dividend yield itself.

The resulting rise in equity values has served to boost retirement accounts and re-liquefy consumer balance sheets, which in turn has boosted consumer confidence (at least among higher level consumers). Of course, mortgage rates have also dropped to all time lows and finally begun to stimulate the housing market. Up until this year, “Wall Street” seemed to be ahead of “Main Street” as employment trends remained sluggish. This too seems to have shifted into positive mode as payroll employment gains have averaged 173,000 over the past twelve months. The unemployment rate is now down to 7.5%, and a regular feature of the monthly payroll employment report is upward revision to prior month job totals. This is a strong indication that the financially led recovery is finally beginning to benefit mainstream America. That gives us confidence that the economic recovery is taking on an aura of sustainability that we had not felt previously. Despite record low interest rates, investors had been so disillusioned by the equity market pummeling of 2008 and the subsequent (European-related) corrections in 2010 and 2011 that money flows to equity mutual funds had remained largely negative.

As growth rates have moderated, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, value may be found with cyclical stocks with low valuations versus defensive companies with above average dividend yields and higher valuations. If growth rates accelerate at all, a shift towards longer duration cyclical exposure should take place. One of the remaining pieces of the puzzle is business confidence among small to medium enterprises which is critical for continued hiring and investment for the broad economy. Even here there appears to be good news with a sharp upturn since November that followed many months of decline. It remains to be seen whether or not we are on the verge of a new secular bull market in equities. The final test will be the durability of equity prices once the Federal Reserve begins pull back on monetary stimulus. If the stock market can withstand the competition from gradually rising interest rates, in our opinion both the real economy and the financial markets could be viewed as re-entering a prolonged period of recovery and prosperity. In our opinion, valuations in the equity market are reasonable enough that, even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

The Fund was managed by two different portfolio management teams, each with Wilmington Trust Investment Advisors, Inc., during the fiscal year ended April 30, 2013. The old portfolio management team which had managed the Fund for several years was replaced with a new portfolio management team in June 2012. The strategy utilized by the old portfolio management team underperformed the Fund’s benchmark, the Russell 2000 Growth Index, during the period they managed the Fund. The new portfolio management team slightly exceeded the benchmark during the period it managed the Fund.

During the period from May 1, 2012 through June 30, 2012, the Fund returned -7.05% trailing the benchmark which returned -2.33%. The largest underperformance came from consumer discretionary, health care and industrials while positive performance came from the energy sector. In the discretionary sector, the larger underperformers were Red Robin, Gourmet Burgers, Arctic Cat, Francesca’s Holdings, Sonic Automotive, Body Central, Penske Automotive, and Orient Express Hotels. Lumber Liquidators was one of the few significant positive performers in the discretionary sector. Within health care, LCA Vision and Starr Surgical were significant underperformers while an underweighted position in top performer Pharmacyclics and no position in Onyx Pharmaceutical contributed to underperformance that was slightly offset by an outperforming position in Questor Pharmaceuticals. Within the industrial sector, Triumph Group, Kirby, TrueBlue, United Rentals, Wesco, Owens Corning, and H&E Equipment Services were all significant underperformers which were offset by positive performance from US Airways and Armstrong World Industries. In the energy sector, positive performance was achieved from underweighted or no weight in several underperforming energy companies such as Cheniere Energy, Energy XXI and Rosetta Resources.

For the period July 1, 2012 through April 30, 2013, the Fund returned 18.86% which slightly outperformed the benchmark return of 18.44%. The largest outperformance came from the consumer discretionary, technology and financial sectors while the industrial sector posted negative relative performance. Within consumer discretionary, media companies Sinclair Broadcast and Nexstar Broadcasting led performance along with retailer Steve Madden. Financials were led by capital markets companies Virtus Financials, Alliance Bernstein and Medallion Financial along with REITs Newcastle Investment and Glimcher Realty Trust. In technology, positive performance came from acquisition target Brightpoint as well as IT services company Maximus and software company Manhattan Associates which were offset by poor performance from Pulse Electronics and Adtran. The model utilized by the portfolio management team has been favoring market factors like lower valuation, higher growth rates of earnings and positive price momentum during this period.

April 30, 2013  /  ANNUAL REPORT

15
*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.13%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital, in an effort to promote increased lending and liquidity.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

ANNUAL REPORT  /  April 30, 2013

16

WILMINGTON SMALL-CAP GROWTH FUND – Class A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Small-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”).2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	4.13%
5 Years	2.20%
10 Years	8.40%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.64%
After Waivers	1.47%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 2000 Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Small-Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2013  /  ANNUAL REPORT

17

WILMINGTON SMALL-CAP GROWTH FUND – Class I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Small-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Russell 2000 Growth.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	10.47%
5 Years	3.53%
10 Years	9.18%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.39%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 2000 Growth Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

†	The Wilmington Small-Cap Growth Fund is the successor to the ARK Small-Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small-Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2013

18

WILMINGTON SMALL-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Small-Cap Strategy Fund (the “Fund”) had a total return of 18.07%* for Class I Shares, versus its benchmark, the Russell 2000 Index**, which had a total return of 17.69%.

The Fund attempts to outperform the Russell 2000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST). During the period May 2012 through October 2012, the IST style recommendation for domestic small-cap equities was to overweight growth companies. The Russell 2000 Value Index returned 2.8% and the Russell 2000 Growth Index returned -0.7% during this period, so the style tilt had a -0.3% impact on relative performance.

At the October 2012 meeting of the IST, the team voted to remove the style tilt for domestic small-cap portfolios. The Fund was rebalanced to track to Russell 2000 Index at the end of October. IST advice remained neutral on style tilt through February 2013. During this period, the Fund returned 11.9%, slightly outperforming the Russell 2000 Index return of 11.8%.

The IST voted in February 2013 to target a benchmark of 65% value and 35% growth companies for domestic small-cap equities. The Fund was rebalanced at the end of February to target the new custom benchmark. The value-overweight remained through the end of April. During March and April, the Russell 2000 Value Index narrowly outperformed the Russell 2000 Growth Index by 0.3%. The style tilt had essentially no impact on relative return.

At the April IST meeting, the proprietary U.S. small-cap style model continued to favor value stocks. The IST voted to follow the models and recommended maintaining the overweight to value companies in domestic small cap-equity portfolios. The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the Fund.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

April 30, 2013  /  ANNUAL REPORT

19

WILMINGTON SMALL-CAP STRATEGY FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Small-Cap Strategy Fund (Class I) (the “Fund”) from July 1, 2003 (start of performance) to April 30, 2013, compared to the Russell 2000 Index.2

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	18.07%
5 Years	6.52%
Start of Performance (7/01/03)	7.80%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.39%
After Waivers	0.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 2000 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2013

20

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON LARGE-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,109.50	$7.43	1.42%
Class I	$1,000.00	$1,113.50	$5.45	1.04%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,017.75	$7.10	1.42%
Class I	$1,000.00	$1,019.64	$5.21	1.04%

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,149.20	$1.33	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

WILMINGTON LARGE-CAP VALUE FUND
Actual
Class A	$1,000.00	$1,118.90	$6.72	1.28%
Class I	$1,000.00	$1,118.80	$5.46	1.04%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.45	$6.41	1.28%
Class I	$1,000.00	$1,019.64	$5.21	1.04%

WILMINGTON MID-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,158.70	$6.64	1.24%
Class I	$1,000.00	$1,159.50	$5.78	1.08%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.65	$6.21	1.24%
Class I	$1,000.00	$1,019.44	$5.41	1.08%

April 30, 2013  /  ANNUAL REPORT

21

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON SMALL-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,137.00	$7.74	1.46%
Class I	$1,000.00	$1,138.60	$6.63	1.25%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,017.55	$7.30	1.46%
Class I	$1,000.00	$1,018.60	$6.26	1.25%

WILMINGTON SMALL-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,168.30	$1.40	0.26%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.51	$1.30	0.26%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

ANNUAL REPORT  /  April 30, 2013

22

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Growth Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of
Total Net Assets
Common Stocks
Information Technology	30.2%
Consumer Discretionary	18.1%
Health Care	15.5%
Industrials	11.7%
Consumer Staples	10.3%
Energy	5.7%
Financials	5.5%
Materials	1.9%
Telecommunication Services	1.1%
Cash Equivalents[1]	2.9%
Other Assets and Liabilities – Net[2]	(2.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value
COMMON STOCKS – 100.0%

CONSUMER DISCRETIONARY – 18.1%
AUTO COMPONENTS – 0.6%
BorgWarner, Inc.*	4,800	$375,216
DISTRIBUTORS – 0.6%
LKQ Corp.*	17,800	428,624
HOTELS, RESTAURANTS & LEISURE – 0.8%
DineEquity, Inc.	3,580	255,039
Panera Bread Co.*	1,580	280,023
		$535,062
INTERNET & CATALOG RETAIL – 3.0%
Amazon.com, Inc.*	6,033	1,531,236
priceline.com, Inc.*	746	519,209
		$2,050,445
MEDIA – 4.2%
CBS Corp., Non-Voting	39,891	1,826,210
Comcast Corp.	18,296	755,625
Scripps Networks Interactive, Inc.	3,780	251,672
		$2,833,507

Description	Number of Shares	Value
MULTILINE RETAIL – 2.0%
Nordstrom, Inc.	6,300	$356,517
Target Corp.	14,571	1,028,130
		$1,384,647
SPECIALTY RETAIL – 2.5%
Bed Bath & Beyond, Inc.*	7,459	513,179
GameStop Corp.#	8,700	303,630
L Brands, Inc.	6,750	340,268
Tile Shop Holdings, Inc.*	10,085	250,108
Vitamin Shoppe, Inc.*	5,700	280,155
		$1,687,340
TEXTILES, APPAREL & LUXURY GOODS – 4.4%
Coach, Inc.	5,575	328,145
Lululemon Athletica, Inc.#,*	4,080	310,610
Michael Kors Holdings Ltd.*	10,982	625,315
NIKE, Inc.	20,134	1,280,522
PVH Corp.	4,025	464,525
		$3,009,117
TOTAL CONSUMER DISCRETIONARY		$12,303,958

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	23

    Wilmington Large-Cap Growth Fund (continued)

Description	Number of Shares	Value

CONSUMER STAPLES – 10.3%

BEVERAGES – 3.2%
PepsiCo, Inc.	26,480	$2,183,806

FOOD & STAPLES RETAILING – 2.8%
Costco Wholesale Corp.	10,066	1,091,456
Whole Foods Market, Inc.	9,151	808,216
		$1,899,672

FOOD PRODUCTS – 0.5%
Green Mountain Coffee Roasters, Inc.#,*	5,975	342,965
HOUSEHOLD PRODUCTS – 0.4%
Church & Dwight Co., Inc.	4,650	297,089

PERSONAL PRODUCTS – 1.2%
Estee Lauder Cos., Inc.	8,237	571,236
Herbalife Ltd.#	6,680	265,263
		$836,499
TOBACCO – 2.2%
Philip Morris International, Inc.	15,548	1,486,233
TOTAL CONSUMER STAPLES		$7,046,264

ENERGY – 5.7%

ENERGY EQUIPMENT & SERVICES – 4.3%
Cameron International Corp.*	6,025	370,839
CARBO Ceramics, Inc.#	2,500	176,625
Core Laboratories NV	2,035	294,627
Lufkin Industries, Inc.	1,990	175,697
National Oilwell Varco, Inc.	8,237	537,217
Schlumberger Ltd.	18,297	1,361,846
		$2,916,851

OIL, GAS & CONSUMABLE FUELS – 1.4%
Cabot Oil & Gas Corp.	5,110	347,735
Noble Energy, Inc.	2,670	302,484
Whiting Petroleum Corp.*	7,380	328,410
		$978,629
TOTAL ENERGY		$3,895,480

FINANCIALS – 5.5%

CAPITAL MARKETS – 1.0%
Raymond James Financial, Inc.	9,680	400,946
T Rowe Price Group, Inc.	3,810	276,225
		$677,171

COMMERCIAL BANKS – 0.5%
SVB Financial Group*	4,625	328,884

CONSUMER FINANCE – 1.1%
American Express Co.	10,979	751,073

DIVERSIFIED FINANCIAL SERVICES – 0.4%
IntercontinentalExchange, Inc.*	1,875	305,494

Description	Number of Shares	Value

INSURANCE – 0.5%
Brown & Brown, Inc.	10,500	$325,395

REAL ESTATE INVESTMENT TRUSTS – 1.1%
American Tower Corp.	9,149	768,425

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.9%
CBRE Group, Inc.*	14,500	351,190
Realogy Holdings Corp.*	5,100	244,800
		$595,990
TOTAL FINANCIALS		$3,752,432

HEALTH CARE – 15.5%

BIOTECHNOLOGY – 6.2%
Biogen Idec, Inc.*	4,576	1,001,824
Celgene Corp.*	7,465	881,393
Cepheid, Inc.*	4,826	184,015
Gilead Sciences, Inc.*	35,570	1,801,265
Regeneron Pharmaceuticals, Inc.*	1,800	387,252
		$4,255,749

HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
Alere, Inc.*	12,150	312,012
Intuitive Surgical, Inc.*	682	335,742
ResMed, Inc.#	6,600	316,932
Stryker Corp.	10,435	684,327
		$1,649,013

HEALTH CARE PROVIDERS & SERVICES – 3.7%
Express Scripts Holding Co.*	25,882	1,536,614
UnitedHealth Group, Inc.	16,255	974,162
		$2,510,776

HEALTH CARE TECHNOLOGY – 0.5%
Cerner Corp.*	3,150	304,825

LIFE SCIENCES TOOLS & SERVICES – 0.2%
Life Technologies Corp.*	2,120	156,223

PHARMACEUTICALS – 2.5%
Allergan, Inc.	2,745	311,695
Auxilium Pharmaceuticals, Inc.*	5,900	88,087
Bristol-Myers Squibb Co.	22,864	908,158
Perrigo Co.	3,415	407,785
		$1,715,725
TOTAL HEALTH CARE		$10,592,311

INDUSTRIALS – 11.7%

AEROSPACE & DEFENSE – 4.1%
HEICO Corp.	6,557	221,758
Precision Castparts Corp.	3,551	679,271
United Technologies Corp.	21,046	1,921,289
		$2,822,318

ANNUAL REPORT  /  April 30, 2013

24	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Growth Fund (continued)

Description	Number of Shares	Value

AIR FREIGHT & LOGISTICS – 1.8%
CH Robinson Worldwide, Inc.	4,800	$285,072
Expeditors International of Washington, Inc.	5,750	206,598
United Parcel Service, Inc.	8,235	706,892
		$1,198,562

COMMERCIAL SERVICES & SUPPLIES – 0.4%
Waste Connections, Inc.	6,850	259,958

ELECTRICAL EQUIPMENT – 1.2%
AMETEK, Inc.	7,460	303,697
Babcock & Wilcox Co.	6,600	179,520
Rockwell Automation, Inc.	3,750	317,925
		$801,142

INDUSTRIAL CONGLOMERATES – 2.0%
Danaher Corp.	22,878	1,394,185

MACHINERY – 1.8%
Cummins, Inc.	2,600	276,614
Graco, Inc.	6,150	372,260
Joy Global, Inc.	5,270	297,860
Pall Corp.	3,755	250,496
		$1,197,230

TRADING COMPANIES & DISTRIBUTORS – 0.4%
Fastenal Co.	6,200	304,110
TOTAL INDUSTRIALS		$7,977,505

INFORMATION TECHNOLOGY – 30.2%

COMMUNICATIONS EQUIPMENT – 3.8%
Aruba Networks, Inc.*	10,615	238,731
F5 Networks, Inc.*	3,120	238,462
QUALCOMM, Inc.	33,826	2,084,358
		$2,561,551

COMPUTERS & PERIPHERALS – 8.5%
Apple, Inc.	9,749	4,316,370
EMC Corp.*	54,908	1,231,586
Stratasys Ltd.#,*	3,100	257,455
		$5,805,411

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.0%
FEI Co.	3,525	225,177
IPG Photonics Corp.	4,475	284,968
National Instruments Corp.	7,275	198,826
		$708,971

INTERNET SOFTWARE & SERVICES – 2.5%
Google, Inc.*	2,100	1,731,597

IT SERVICES – 5.5%
Global Payments, Inc.	5,650	262,160

Description	Number of Shares	Value
International Business Machines Corp.	9,945	$2,014,260
Mastercard, Inc.	2,466	1,363,525
Teradata Corp.*	2,320	118,482
		$3,758,427

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.1%
Altera Corp.	10,525	336,905
Lam Research Corp.*	4,950	228,789
MKS Instruments, Inc.	5,610	150,741
		$716,435

SOFTWARE – 7.8%
ANSYS, Inc.*	4,600	371,956
Autodesk, Inc.*	10,500	413,490
Citrix Systems, Inc.*	5,795	360,275
Microsoft Corp.	64,500	2,134,950
Nuance Communications, Inc.*	14,125	268,940
Oracle Corp.	44,842	1,469,921
Sourcefire, Inc.*	5,380	256,949
		$5,276,481
TOTAL INFORMATION TECHNOLOGY		$20,558,873

MATERIALS – 1.9%

CHEMICALS – 1.5%
Airgas, Inc.	1,880	181,702
Ashland, Inc.	4,790	408,156
WR Grace & Co.*	5,300	408,683
		$998,541

CONTAINERS & PACKAGING – 0.4%
Crown Holdings, Inc.*	7,300	311,564
TOTAL MATERIALS		$1,310,105

TELECOMMUNICATION SERVICES – 1.1%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
Verizon Communications, Inc.	13,510	728,324
TOTAL COMMON STOCKS (COST $48,663,366)		$68,165,252
TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $48,663,366)		$68,165,252

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.9%

REPURCHASE AGREEMENTS – 2.9%

Deutsche Bank Securities, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $947,566, collateralized by U.S. Treasury Securities 0.00% to 10.63%, maturing 05/15/13 to 05/15/42; total market value of $ 966,514.	$947,562	947,562

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	25

    Wilmington Large-Cap Growth Fund (concluded)

Description	Par Value	Value
Morgan Stanley & Co. LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $1,000,005, collateralized by U.S. Government Securities 2.19% to 5.78%, maturing 09/01/23 to 03/01/43; total market value of $ 1,020,000.	$1,000,000	$1,000,000

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,947,562)		$1,947,562

Value

TOTAL INVESTMENTS – 102.9% (COST $50,610,928)	$70,112,814

COLLATERAL FOR SECURITIES ON LOAN – (2.9%)	(1,947,562)

OTHER LIABILITIES LESS ASSETS – 0.0%**	(19,615)

TOTAL NET ASSETS – 100.0%	$68,145,637

Cost of investments for Federal income tax purposes is $51,107,297. The net unrealized appreciation/(depreciation) of investments was $19,005,517. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $19,549,909 and net unrealized depreciation from investments for those securities having an excess of cost over value of $544,392.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$68,165,252	$—	$—	$68,165,252
Repurchase Agreements	—	1,947,562	—	1,947,562

Total	$68,165,252	$1,947,562	$—	$70,112,814

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

26

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	16.8%
Financials	16.7%
Consumer Discretionary	12.9%
Health Care	12.3%
Industrials	10.9%
Consumer Staples	10.0%
Energy	9.6%
Materials	3.9%
Utilities	3.6%
Telecommunication Services	2.7%
Investment Company	0.5%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Warrants	0.0%[3]
Cash Equivalents[1]	2.3%
Other Assets and Liabilities – Net[2]	(2.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

COMMON STOCKS – 99.4%

CONSUMER DISCRETIONARY – 12.9%

AUTO COMPONENTS – 0.5%
BorgWarner, Inc.*	3,440	$268,905
Delphi Automotive PLC	9,700	448,237
Gentex Corp.	2,390	53,775
Goodyear Tire & Rubber Co.*	4,660	58,227
Johnson Controls, Inc.	16,730	585,717
Lear Corp.	2,400	138,672
TRW Automotive Holdings Corp.*	2,910	174,804
Visteon Corp.*	1,500	88,185
		$1,816,522

AUTOMOBILES – 0.5%
Ford Motor Co.	79,220	1,086,106

Description	Number of Shares	Value
General Motors Co.*	18,700	$576,708
Harley-Davidson, Inc.	7,950	434,467
Tesla Motors, Inc.#, *	1,500	80,985
Thor Industries, Inc.	280	10,385
		$2,188,651

DISTRIBUTORS – 0.2%
Genuine Parts Co.	4,960	378,597
LKQ Corp.*	12,480	300,518
		$679,115

DIVERSIFIED CONSUMER SERVICES – 0.1%
Apollo Group, Inc.#,*	2,487	45,686
DeVry, Inc.	2,020	56,580
H&R Block, Inc.	6,160	170,878

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	27

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Service Corp. International	10,870	$183,486
Weight Watchers International, Inc.#	1,560	65,785
		$522,415

HOTELS, RESTAURANTS & LEISURE – 2.0%
Bally Technologies, Inc.#,*	700	37,296
Brinker International, Inc.	4,020	156,378
Carnival Corp.	6,620	228,456
Chipotle Mexican Grill, Inc.*	1,150	417,668
Choice Hotels International, Inc.#	60	2,344
Darden Restaurants, Inc.	2,540	131,140
Dunkin’ Brands Group, Inc.	900	34,929
International Game Technology	7,000	118,650
Las Vegas Sands Corp.	12,120	681,750
Marriott International, Inc.	7,072	304,520
McDonald’s Corp.	23,299	2,379,760
MGM Resorts International*	9,810	138,517
Panera Bread Co.*	845	149,759
Penn National Gaming, Inc.*	2,480	145,204
Royal Caribbean Cruises Ltd.	4,080	149,042
Starbucks Corp.	19,760	1,202,198
Starwood Hotels & Resorts Worldwide, Inc.	4,330	279,372
Wendy’s Co.	1,200	6,828
Wyndham Worldwide Corp.	3,460	207,877
Wynn Resorts Ltd.	2,320	318,536
Yum! Brands, Inc.	12,150	827,658
		$7,917,882

HOUSEHOLD DURABLES – 0.5%
DR Horton, Inc.	7,070	184,386
Garmin Ltd.#	1,290	45,253
Harman International Industries, Inc.	1,180	52,758
Jarden Corp.*	2,340	105,323
Leggett & Platt, Inc.	3,670	118,321
Lennar Corp.#	5,410	223,000
Mohawk Industries, Inc.*	1,650	182,952
Newell Rubbermaid, Inc.	7,820	205,979
NVR, Inc.*	130	133,900
PulteGroup, Inc.*	10,140	212,839
Toll Brothers, Inc.*	4,050	138,956
Tupperware Brands Corp.	2,700	216,810
Whirlpool Corp.	2,450	279,986
		$2,100,463

INTERNET & CATALOG RETAIL – 1.0%
Amazon.com, Inc.*	7,830	1,987,332
Expedia, Inc.	3,120	174,221
Liberty Interactive Corp.*	18,350	390,672
Liberty Ventures*	1,223	89,854
Netflix, Inc.*	1,880	406,212

Description	Number of Shares	Value
priceline.com, Inc.*	1,330	$925,667
TripAdvisor, Inc.*	3,120	164,050
		$4,138,008

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Hasbro, Inc.#	3,490	165,321
Mattel, Inc.	10,650	486,279
Polaris Industries, Inc.	2,000	172,380
		$823,980

MEDIA – 3.9%
AMC Networks, Inc.*	1,685	106,172
Cablevision Systems Corp.	6,540	97,184
CBS Corp., Non-Voting	16,530	756,743
Charter Communications, Inc.*	1,300	130,962
Clear Channel Outdoor Holdings, Inc.*	500	3,615
Comcast Corp.	62,380	2,576,294
DIRECTV*	12,990	734,714
Discovery Communications, Inc.*	6,500	512,330
DISH Network Corp.	4,680	183,409
DreamWorks Animation SKG, Inc.#,*	2,490	48,007
Gannett Co., Inc.	7,690	155,030
Interpublic Group of Cos., Inc.#	8,720	120,685
John Wiley & Sons, Inc.	2,100	80,157
Lamar Advertising Co.*	2,400	112,368
Liberty Global, Inc.*	7,220	522,511
Liberty Media Corp.*	1,943	223,212
Madison Square Garden Co.*	2,187	131,810
Morningstar, Inc.	1,100	72,611
News Corp.	49,230	1,524,653
Omnicom Group, Inc.#	8,090	483,539
Regal Entertainment Group#	770	13,814
Scripps Networks Interactive, Inc.	2,280	151,802
Sirius XM Radio, Inc.#	123,100	400,075
Starz - Liberty Capital*	2,343	54,779
Thomson Reuters Corp.	5,800	194,242
Time Warner Cable, Inc.	8,524	800,318
Time Warner, Inc.	23,696	1,416,547
Viacom, Inc.	14,020	897,140
Virgin Media, Inc.	6,970	339,997
Walt Disney Co.	40,746	2,560,479
Washington Post Co.	140	62,068
		$15,467,267

MULTILINE RETAIL – 0.7%
Big Lots, Inc.*	1,324	48,220
Dillard’s, Inc.	1,400	115,374
Dollar General Corp.*	3,900	203,151
Dollar Tree, Inc.*	6,562	312,089
Family Dollar Stores, Inc.	2,356	144,588

ANNUAL REPORT  /  April 30, 2013

28	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
JC Penney Co., Inc.#	2,330	$38,259
Kohl’s Corp.	6,210	292,243
Macy’s, Inc.	9,280	413,888
Nordstrom, Inc.	5,880	332,749
Sears Canada, Inc.#	29	272
Sears Holdings Corp.#,*	70	3,594
Target Corp.	13,560	956,794
		$2,861,221

SPECIALTY RETAIL – 2.5%
Aaron’s, Inc.	4,300	123,453
Abercrombie & Fitch Co.	2,400	118,944
Advance Auto Parts, Inc.	2,150	180,342
American Eagle Outfitters, Inc.	3,150	61,267
Ascena Retail Group, Inc.*	4,500	83,250
AutoNation, Inc.*	580	26,396
AutoZone, Inc.*	560	229,090
Bed Bath & Beyond, Inc.*	6,690	460,272
Best Buy Co., Inc.	5,680	147,623
CarMax, Inc.*	4,300	197,972
Chico’s FAS, Inc.	4,890	89,340
Dick’s Sporting Goods, Inc.	2,300	110,630
Foot Locker, Inc.	4,930	171,909
GameStop Corp.#	5,520	192,648
Gap, Inc.	7,190	273,148
GNC Holdings, Inc.	1,800	81,594
Guess?, Inc.#	1,160	32,109
Home Depot, Inc.	35,640	2,614,194
L Brands, Inc.	8,250	415,883
Lowe’s Cos., Inc.	26,300	1,010,446
O’Reilly Automotive, Inc.*	3,600	386,352
PetSmart, Inc.	3,860	263,406
Ross Stores, Inc.	5,880	388,492
Signet Jewelers Ltd.	1,420	97,597
Staples, Inc.	19,410	256,988
Tiffany & Co.	3,090	227,671
TJX Cos., Inc.	19,240	938,335
Tractor Supply Co.	2,800	300,076
Ulta Salon Cosmetics & Fragrance, Inc.*	1,600	140,240
Urban Outfitters, Inc.*	4,060	168,246
Williams-Sonoma, Inc.	3,640	195,395
		$9,983,308

TEXTILES, APPAREL & LUXURY GOODS – 0.8%
Carter’s, Inc.*	1,400	91,546
Coach, Inc.	6,650	391,419
Deckers Outdoor Corp.#,*	400	22,048
Fossil, Inc.*	1,600	156,992
Hanesbrands, Inc.*	3,700	185,592

Description	Number of Shares	Value
Michael Kors Holdings Ltd.*	1,800	$102,492
NIKE, Inc.	18,120	1,152,432
PVH Corp.	1,580	182,348
Ralph Lauren Corp.	1,900	345,002
Under Armour, Inc.#,*	2,200	125,576
VF Corp.	2,350	418,817
		$3,174,264
TOTAL CONSUMER DISCRETIONARY		$51,673,096

CONSUMER STAPLES – 10.0%

BEVERAGES – 2.1%
Beam, Inc.	4,760	308,020
Brown-Forman Corp.	5,097	359,338
Coca-Cola Co.	90,882	3,847,035
Coca-Cola Enterprises, Inc.	8,840	323,809
Constellation Brands, Inc.*	4,630	228,490
Dr Pepper Snapple Group, Inc.	3,150	153,814
Molson Coors Brewing Co.	2,550	131,580
Monster Beverage Corp.*	3,668	206,875
PepsiCo, Inc.	35,299	2,911,109
		$8,470,070

FOOD & STAPLES RETAILING – 2.1%
Costco Wholesale Corp.	9,160	993,219
CVS Caremark Corp.	30,800	1,791,944
Kroger Co.	12,336	424,112
Safeway, Inc.	6,550	147,506
Sysco Corp.	13,490	470,261
Walgreen Co.	20,420	1,010,994
Wal-Mart Stores, Inc.	39,333	3,056,961
Whole Foods Market, Inc.	5,570	491,942
		$8,386,939

FOOD PRODUCTS – 1.9%
Archer-Daniels-Midland Co.	16,640	564,762
Bunge Ltd.	3,070	221,685
Campbell Soup Co.	3,656	169,675
ConAgra Foods, Inc.	12,530	443,186
Dean Foods Co.*	3,360	64,310
Flowers Foods, Inc.	6,225	205,051
General Mills, Inc.	16,184	815,997
Green Mountain Coffee Roasters, Inc.#,*	3,940	226,156
Hershey Co.	4,640	413,702
Hillshire Brands Co.	3,300	118,503
HJ Heinz Co.	8,980	650,332
Hormel Foods Corp.	3,460	142,794
Ingredion, Inc.	2,270	163,463
JM Smucker Co.	2,799	288,941
Kellogg Co.	4,340	282,274

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	29

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Kraft Foods Group, Inc.	11,762	$605,625
McCormick & Co., Inc.	5,030	361,858
Mead Johnson Nutrition Co.	5,050	409,505
Mondelez International, Inc.	40,587	1,276,461
Smithfield Foods, Inc.*	4,810	123,136
Tyson Foods, Inc.	6,100	150,243
WhiteWave Foods Co.#,*	7,500	126,825
		$7,824,484

HOUSEHOLD PRODUCTS – 2.0%
Church & Dwight Co., Inc.	4,792	306,161
Clorox Co.	2,068	178,365
Colgate-Palmolive Co.	11,588	1,383,723
Energizer Holdings, Inc.	2,290	221,191
Kimberly-Clark Corp.	9,440	974,114
Procter & Gamble Co.	62,506	4,798,586
		$7,862,140

PERSONAL PRODUCTS – 0.3%
Avon Products, Inc.	13,970	323,545
Estee Lauder Cos., Inc.	7,580	525,673
Herbalife Ltd.#	3,960	157,252
Nu Skin Enterprises, Inc.#	1,600	81,168
		$1,087,638

TOBACCO – 1.6%
Altria Group, Inc.	49,250	1,798,117
Lorillard, Inc.	9,820	421,180
Philip Morris International, Inc.	39,760	3,800,658
Reynolds American, Inc.	10,040	476,097
		$6,496,052
TOTAL CONSUMER STAPLES		$40,127,323

ENERGY – 9.6%

ENERGY EQUIPMENT & SERVICES – 1.6%
Atwood Oceanics, Inc.*	2,650	129,982
Baker Hughes, Inc.	8,800	399,432
Cameron International Corp.*	7,180	441,929
CARBO Ceramics, Inc.#	700	49,455
Diamond Offshore Drilling, Inc.#	1,440	99,504
Dresser-Rand Group, Inc.*	2,070	115,113
Era Group, Inc.*	660	15,081
FMC Technologies, Inc.*	5,060	274,758
Halliburton Co.	21,630	925,115
Helmerich & Payne, Inc.	3,080	180,550
McDermott International, Inc.*	5,080	54,254
Nabors Industries Ltd.	7,430	109,890
National Oilwell Varco, Inc.	9,655	629,699
Oceaneering International, Inc.	3,480	244,192
Oil States International, Inc.*	1,360	121,530

Description	Number of Shares	Value
Patterson-UTI Energy, Inc.	4,330	$91,320
Rowan Cos. PLC*	3,240	105,397
RPC, Inc.#	450	5,958
Schlumberger Ltd.	28,584	2,127,507
SEACOR Holdings, Inc.	660	47,593
Superior Energy Services, Inc.*	2,740	75,597
Tidewater, Inc.	1,660	87,067
Unit Corp.*	220	9,247
		$6,340,170

OIL, GAS & CONSUMABLE FUELS – 8.0%
Alpha Natural Resources, Inc.*	7,134	52,934
Anadarko Petroleum Corp.	11,850	1,004,406
Apache Corp.	9,373	692,477
Cabot Oil & Gas Corp.	6,240	424,632
Cheniere Energy, Inc.*	5,400	153,792
Chesapeake Energy Corp.	17,500	341,950
Chevron Corp.	44,700	5,453,847
Cimarex Energy Co.	2,050	150,019
Cobalt International Energy, Inc.*	3,900	108,966
Concho Resources, Inc.*	3,280	282,506
ConocoPhillips	27,560	1,666,002
CONSOL Energy, Inc.	7,300	245,572
Continental Resources, Inc.*	1,360	108,691
Denbury Resources, Inc.*	9,115	163,067
Devon Energy Corp.	9,400	517,564
Energen Corp.	3,830	181,619
EOG Resources, Inc.	5,800	702,728
EQT Corp.	3,450	259,164
EXCO Resources, Inc.#	2,470	17,932
Exxon Mobil Corp.	105,483	9,386,932
Hess Corp.	7,890	569,500
HollyFrontier Corp.	5,240	259,118
Kinder Morgan, Inc.	10,605	414,656
Marathon Oil Corp.	18,430	602,108
Marathon Petroleum Corp.	9,065	710,333
Murphy Oil Corp.	5,550	344,600
Newfield Exploration Co.*	2,560	55,782
Noble Energy, Inc.	4,360	493,944
Occidental Petroleum Corp.	18,000	1,606,680
Peabody Energy Corp.	9,470	189,968
Phillips 66	14,730	897,794
Pioneer Natural Resources Co.	3,720	454,696
Plains Exploration & Production Co.*	2,591	117,113
QEP Resources, Inc.	6,500	186,615
Range Resources Corp.	3,750	275,700
Sandridge Energy, Inc.#,*	19,430	99,870
SM Energy Co.	1,570	95,770

ANNUAL REPORT  /  April 30, 2013

30	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Southwestern Energy Co.*	10,028	$375,248
Spectra Energy Corp.	13,700	431,961
Teekay Corp.	520	18,512
Tesoro Corp.	4,440	237,096
Ultra Petroleum Corp.#,*	4,800	102,720
Valero Energy Corp.	15,470	623,750
Whiting Petroleum Corp.*	4,100	182,450
Williams Cos., Inc.	15,850	604,361
World Fuel Services Corp.	3,100	125,705
WPX Energy, Inc.*	5,116	79,963
		$32,070,813
TOTAL ENERGY		$38,410,983

FINANCIALS – 16.7%

CAPITAL MARKETS – 2.2%
Affiliated Managers Group, Inc.*	1,470	228,850
American Capital Ltd.*	11,200	169,456
Ameriprise Financial, Inc.	5,240	390,537
Ares Capital Corp.	7,500	136,200
Bank of New York Mellon Corp.	30,670	865,507
BlackRock, Inc.	3,160	842,140
Charles Schwab Corp.	28,070	476,067
E*TRADE Financial Corp.*	4,900	50,421
Eaton Vance Corp.	4,670	186,240
Federated Investors, Inc.#	470	10,791
Franklin Resources, Inc.	2,780	429,955
Goldman Sachs Group, Inc.	11,590	1,692,951
Invesco Ltd.	8,870	281,534
Janus Capital Group, Inc.#	6,350	56,642
Lazard Ltd.	3,550	120,345
Legg Mason, Inc.	3,910	124,573
LPL Financial Holdings, Inc.	1,100	38,016
Morgan Stanley	35,196	779,591
Northern Trust Corp.	5,680	306,266
Raymond James Financial, Inc.	2,010	83,254
SEI Investments Co.	1,940	55,600
State Street Corp.	12,520	732,044
T Rowe Price Group, Inc.	8,280	600,300
TD Ameritrade Holding Corp.	5,650	112,492
Waddell & Reed Financial, Inc.	2,740	117,464
		$8,887,236

COMMERCIAL BANKS – 2.6%
Associated Banc-Corp.#	5,285	75,417
Bank of Hawaii Corp.	770	36,721
BB&T Corp.	17,690	544,321
BOK Financial Corp.	320	19,997
CapitalSource, Inc.	4,720	42,244

Description	Number of Shares	Value
CIT Group, Inc.*	6,200	$263,562
City National Corp.#	940	53,796
Comerica, Inc.	3,630	131,587
Commerce Bancshares, Inc.	487	19,534
Cullen/Frost Bankers, Inc.#	1,440	86,990
East West Bancorp, Inc.	2,500	60,825
Fifth Third Bancorp	19,900	338,897
First Citizens Bancshares, Inc.	50	9,321
First Horizon National Corp.	6,384	66,394
First Niagara Financial Group, Inc.	10,030	95,385
First Republic Bank	1,000	37,980
Fulton Financial Corp.	7,410	81,955
Huntington Bancshares, Inc.	21,541	154,449
KeyCorp	29,870	297,804
M&T Bank Corp.§	3,410	341,682
PNC Financial Services Group, Inc.	13,160	893,301
Popular, Inc.*	4,400	125,356
Regions Financial Corp.	40,756	346,018
Signature Bank*	1,100	78,771
SunTrust Banks, Inc.	14,880	435,240
Synovus Financial Corp.	15,640	42,072
TCF Financial Corp.	4,310	62,711
US Bancorp	38,620	1,285,274
Valley National Bancorp#	5,622	50,542
Wells Fargo & Co.	105,605	4,010,878
Zions Bancorporation	4,790	117,930
		$10,206,954

CONSUMER FINANCE – 0.8%
American Express Co.	25,260	1,728,037
Capital One Financial Corp.	14,100	814,698
Discover Financial Services	12,480	545,875
SLM Corp.	11,460	236,649
		$3,325,259

DIVERSIFIED FINANCIAL SERVICES – 3.2%
Bank of America Corp.	250,690	3,085,994
CBOE Holdings, Inc.	500	18,765
Citigroup, Inc.	65,702	3,065,655
CME Group, Inc.	5,600	340,816
Interactive Brokers Group, Inc.	8,800	132,528
IntercontinentalExchange, Inc.*	2,100	342,153
JPMorgan Chase & Co.	86,220	4,225,642
Leucadia National Corp.	7,710	238,162
McGraw Hill Financial, Inc.	7,440	402,578
Moody’s Corp.	5,440	331,024
MSCI, Inc.*	2,520	85,932

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	31

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
NASDAQ OMX Group, Inc.	3,830	$112,908
NYSE Euronext	7,120	276,327
		$12,658,484

INSURANCE – 4.1%
ACE Ltd.	7,700	686,378
Aflac, Inc.	10,450	568,898
Alleghany Corp.*	256	100,797
Allied World Assurance Co. Holdings AG	930	84,453
Allstate Corp.	10,780	531,023
American Financial Group, Inc.	3,800	183,426
American International Group, Inc.*	16,150	668,933
American National Insurance Co.	2,100	197,463
Aon PLC	9,150	552,203
Arch Capital Group Ltd.*	3,540	187,832
Arthur J Gallagher & Co.	3,880	164,706
Aspen Insurance Holdings, Ltd.	190	7,256
Assurant, Inc.	3,530	167,816
Assured Guaranty Ltd.	6,700	138,221
Axis Capital Holdings Ltd.	3,280	146,386
Berkshire Hathaway, Inc.*	41,206	4,381,022
Brown & Brown, Inc.	2,170	67,248
Chubb Corp.	6,650	585,665
Cincinnati Financial Corp.	4,606	225,279
CNA Financial Corp.	1,050	35,395
Endurance Specialty Holdings Ltd.	3,000	146,910
Erie Indemnity Co.	2,170	172,667
Everest Re Group Ltd.	1,770	238,932
Fidelity National Financial, Inc.	6,220	167,007
Genworth Financial, Inc.*	10,160	101,905
Hanover Insurance Group, Inc.	3,600	181,548
Hartford Financial Services Group, Inc.	13,390	376,125
HCC Insurance Holdings, Inc.	3,670	156,342
Kemper Corp.	370	11,788
Lincoln National Corp.	6,070	206,441
Loews Corp.	8,090	361,380
Markel Corp.#,*	180	96,525
Marsh & McLennan Cos., Inc.	14,040	533,660
MBIA, Inc.#,*	1,650	15,609
Mercury General Corp.	370	16,913
MetLife, Inc.	17,401	678,465
Old Republic International Corp.	6,600	89,100
PartnerRe Ltd.	870	82,076
Principal Financial Group, Inc.	4,690	169,309
ProAssurance Corp.	500	24,495
Progressive Corp.	15,080	381,373
Protective Life Corp.	1,130	43,008
Prudential Financial, Inc.	9,430	569,761

Description	Number of Shares	Value
Reinsurance Group of America, Inc.	1,690	$105,710
RenaissanceRe Holdings Ltd.	1,320	123,935
StanCorp Financial Group, Inc.	2,140	92,405
Torchmark Corp.	2,730	169,451
Travelers Cos., Inc.	9,180	784,064
Unum Group	7,510	209,454
Validus Holdings Ltd.	3,370	130,116
White Mountains Insurance Group Ltd.	160	92,530
WR Berkley Corp.	3,580	155,444
XL Group PLC	6,420	199,919
		$16,564,767

REAL ESTATE INVESTMENT TRUSTS – 3.5%
Alexandria Real Estate Equities, Inc.	2,640	192,113
American Capital Agency Corp.	9,500	316,445
American Tower Corp.	10,160	853,338
Annaly Capital Management, Inc.	26,450	421,613
Apartment Investment & Management Co.	3,970	123,507
AvalonBay Communities, Inc.	2,622	348,831
BioMed Realty Trust, Inc.	10,100	227,351
Boston Properties, Inc.	4,150	454,134
Brandywine Realty Trust	9,630	143,776
BRE Properties, Inc.	5,400	272,592
Camden Property Trust	1,970	142,510
CBL & Associates Properties, Inc.	5,000	120,700
Chimera Investment Corp.	42,300	139,590
CommonWealth REIT	4,542	101,423
Corporate Office Properties Trust	1,820	52,762
Corrections Corp. of America	3,600	130,320
DDR Corp.	2,800	51,352
Digital Realty Trust, Inc.#	4,660	328,623
Douglas Emmett, Inc.	4,410	115,410
Duke Realty Corp.	6,310	111,308
Equity Residential	7,350	426,741
Essex Property Trust, Inc.	1,050	164,902
Extra Space Storage, Inc.	2,200	95,876
Federal Realty Investment Trust	1,170	136,902
General Growth Properties, Inc.	16,243	369,041
Hatteras Financial Corp.	4,300	117,519
HCP, Inc.	10,670	568,711
Health Care REIT, Inc.	6,220	466,313
Home Properties, Inc.	1,000	64,460
Hospitality Properties Trust	4,950	145,580
Host Hotels & Resorts, Inc.	12,540	229,106
Kilroy Realty Corp.	2,000	113,180
Kimco Realty Corp.	6,880	163,606
Liberty Property Trust	1,340	57,607
Macerich Co.	2,510	175,826

ANNUAL REPORT  /  April 30, 2013

32	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Mack-Cali Realty Corp.	7,230	$200,777
MFA Financial, Inc.	13,600	126,072
Mid-America Apartment Communities, Inc.	500	34,365
National Retail Properties, Inc.#	3,600	142,848
Piedmont Office Realty Trust, Inc.	3,300	67,716
Plum Creek Timber Co., Inc.	3,210	165,443
Post Properties, Inc.	3,200	158,176
Prologis, Inc.	9,810	411,530
Public Storage	3,760	620,400
Rayonier, Inc.	3,915	232,629
Realty Income Corp.#	3,910	199,293
Regency Centers Corp.	2,060	115,896
Senior Housing Properties Trust	7,640	217,205
Simon Property Group, Inc.	7,633	1,359,208
SL Green Realty Corp.	1,990	180,493
Tanger Factory Outlet Centers	3,100	115,072
Taubman Centers, Inc.	1,850	158,194
UDR, Inc.	8,480	208,438
Ventas, Inc.	6,866	546,740
Vornado Realty Trust	2,773	242,804
Weingarten Realty Investors	3,560	121,289
Weyerhaeuser Co.	14,010	427,445
		$13,995,101

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
Alexander & Baldwin, Inc.*	260	8,856
CBRE Group, Inc.*	8,910	215,800
Forest City Enterprises, Inc.*	11,400	212,838
Howard Hughes Corp.*	658	62,102
Jones Lang LaSalle, Inc.	1,370	135,657
St Joe Co.#,*	2,820	55,187
		$690,440

THRIFTS & MORTGAGE FINANCE – 0.1%
Hudson City Bancorp, Inc.	16,032	133,226
New York Community Bancorp, Inc.#	10,240	138,752
People’s United Financial, Inc.	7,600	100,016
TFS Financial Corp.*	250	2,718
Washington Federal, Inc.	270	4,636
		$379,348
TOTAL FINANCIALS		$66,707,589

HEALTH CARE – 12.3%

BIOTECHNOLOGY – 2.2%
Alexion Pharmaceuticals, Inc.*	5,540	542,920
Amgen, Inc.	18,684	1,947,060
Ariad Pharmaceuticals, Inc.*	3,900	69,693
Biogen Idec, Inc.*	6,400	1,401,152
BioMarin Pharmaceutical, Inc.*	3,000	196,800

Description	Number of Shares	Value
Celgene Corp.*	10,083	$1,190,500
Gilead Sciences, Inc.*	35,754	1,810,583
Incyte Corp. Ltd.#,*	800	17,720
Medivation, Inc.*	1,800	94,878
Myriad Genetics, Inc.*	2,310	64,334
Onyx Pharmaceuticals, Inc.*	2,500	237,000
Regeneron Pharmaceuticals, Inc.*	2,400	516,336
United Therapeutics Corp.*	1,340	89,485
Vertex Pharmaceuticals, Inc.*	5,983	459,614
		$8,638,075

HEALTH CARE EQUIPMENT & SUPPLIES – 2.2%
Abbott Laboratories	34,109	1,259,304
Alere, Inc.*	2,650	68,052
Baxter International, Inc.	12,850	897,829
Becton Dickinson & Co.	6,160	580,888
Boston Scientific Corp.*	42,300	316,827
CareFusion Corp.*	4,900	163,856
Cooper Cos., Inc.	2,050	226,320
Covidien PLC	10,700	683,088
CR Bard, Inc.	2,280	226,541
DENTSPLY International, Inc.	3,670	155,424
Edwards Lifesciences Corp.*	3,286	209,614
Hill-Rom Holdings, Inc.	2,260	76,998
Hologic, Inc.*	8,040	163,775
IDEXX Laboratories, Inc.#,*	1,790	157,448
Intuitive Surgical, Inc.*	1,000	492,290
Medtronic, Inc.	23,960	1,118,453
ResMed, Inc.#	4,620	221,852
Sirona Dental Systems, Inc.*	1,700	125,018
St Jude Medical, Inc.	7,370	303,791
Stryker Corp.	9,400	616,452
Teleflex, Inc.	1,160	90,631
Thoratec Corp.*	100	3,620
Varian Medical Systems, Inc.*	2,750	179,135
Zimmer Holdings, Inc.	3,010	230,115
		$8,567,321

HEALTH CARE PROVIDERS & SERVICES – 2.1%
Aetna, Inc.	9,220	529,597
AmerisourceBergen Corp.	8,170	442,160
Brookdale Senior Living, Inc.*	470	12,121
Cardinal Health, Inc.	11,200	495,264
Catamaran Corp.*	5,812	335,527
Cigna Corp.	7,890	522,081
Community Health Systems, Inc.	2,990	136,254
Coventry Health Care, Inc.	3,890	192,749
DaVita Healthcare Partners, Inc.*	2,294	272,183

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	33

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Express Scripts Holding Co.*	17,862	$1,060,467
HCA Holdings, Inc.	5,500	219,395
Health Management Associates, Inc.*	3,700	42,513
Health Net, Inc.*	1,220	35,868
Henry Schein, Inc.*	3,760	339,904
Humana, Inc.	3,970	294,217
Laboratory Corp. of America Holdings*	3,110	290,350
LifePoint Hospitals, Inc.*	2,330	111,840
McKesson Corp.	6,300	666,666
MEDNAX, Inc.*	1,370	121,560
Omnicare, Inc.	1,959	85,745
Patterson Cos., Inc.	970	36,812
Quest Diagnostics, Inc.	2,850	160,541
Tenet Healthcare Corp.*	2,425	109,998
UnitedHealth Group, Inc.	19,920	1,193,806
Universal Health Services, Inc.	2,580	171,802
VCA Antech, Inc.*	5,570	134,237
WellPoint, Inc.	7,010	511,169
		$8,524,826

HEALTH CARE TECHNOLOGY – 0.1%
Allscripts Healthcare Solutions, Inc.*	4,700	65,048
Cerner Corp.*	4,820	466,431
		$531,479

LIFE SCIENCES TOOLS & SERVICES – 0.7%
Agilent Technologies, Inc.	9,890	409,842
Bio-Rad Laboratories, Inc.*	890	106,577
Charles River Laboratories International,
Inc.*	1,920	83,501
Covance, Inc.*	2,340	174,470
Illumina, Inc.#,*	2,600	168,194
Life Technologies Corp.*	4,831	355,996
Mettler-Toledo International, Inc.*	920	192,243
PerkinElmer, Inc.	3,470	106,356
QIAGEN NV*	7,500	149,100
Thermo Fisher Scientific, Inc.	9,120	735,802
Waters Corp.*	2,810	259,644
		$2,741,725

PHARMACEUTICALS – 5.0%
AbbVie, Inc.	31,209	1,437,174
Actavis, Inc.*	3,920	414,462
Allergan, Inc.	7,800	885,690
Bristol-Myers Squibb Co.	38,600	1,533,192
Eli Lilly & Co.	24,090	1,334,104
Endo Health Solutions, Inc.*	3,410	124,942
Forest Laboratories, Inc.*	5,230	195,654
Hospira, Inc.*	2,070	68,558
Johnson & Johnson	61,220	5,217,781

Description	Number of Shares	Value
Merck & Co., Inc.	68,046	$3,198,162
Mylan, Inc.*	12,130	353,104
Perrigo Co.	1,460	174,339
Pfizer, Inc.	167,007	4,854,893
Salix Pharmaceuticals Ltd.*	1,600	83,664
Valeant Pharmaceuticals International, Inc.#,*	2	152
Warner Chilcott PLC	5,600	80,528
		$19,956,399
TOTAL HEALTH CARE		$48,959,825

INDUSTRIALS – 10.9%

AEROSPACE & DEFENSE – 2.2%
Alliant Techsystems, Inc.	1,020	75,847
B/E Aerospace, Inc.*	2,900	181,946
Boeing Co.	17,890	1,635,325
Engility Holdings, Inc.*	285	6,829
Exelis, Inc.	5,070	56,632
General Dynamics Corp.	4,710	348,352
Honeywell International, Inc.	18,770	1,380,346
Huntington Ingalls Industries, Inc.	1,645	87,020
L-3 Communications Holdings, Inc.	1,610	130,813
Lockheed Martin Corp.	5,350	530,132
Northrop Grumman Corp.	5,470	414,298
Precision Castparts Corp.	3,590	686,731
Raytheon Co.	7,620	467,716
Rockwell Collins, Inc.	2,870	180,580
Spirit Aerosystems Holdings, Inc.*	1,940	38,781
Textron, Inc.	6,370	164,028
TransDigm Group, Inc.	1,290	189,372
Triumph Group, Inc.	1,500	119,850
United Technologies Corp.	21,860	1,995,599
		$8,690,197

AIR FREIGHT & LOGISTICS – 0.6%
CH Robinson Worldwide, Inc.	4,384	260,366
Expeditors International of Washington, Inc.	4,180	150,187
FedEx Corp.	6,560	616,706
United Parcel Service, Inc.	17,250	1,480,740
UTi Worldwide, Inc.	800	11,752
		$2,519,751

AIRLINES – 0.3%
Copa Holdings SA	720	90,418
Delta Air Lines, Inc.*	27,020	463,123
Southwest Airlines Co.	14,830	203,171
United Continental Holdings, Inc.*	9,933	320,836
		$1,077,548

ANNUAL REPORT  /  April 30, 2013

34	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

BUILDING PRODUCTS – 0.1%
Armstrong World Industries, Inc.*	40	$2,042
Fortune Brands Home & Security, Inc.*	4,760	173,216
Lennox International, Inc.	1,490	92,380
Masco Corp.	9,130	177,487
Owens Corning*	3,690	155,201
		$600,326

COMMERCIAL SERVICES & SUPPLIES – 0.7%
ADT Corp.	8,850	386,214
Avery Dennison Corp.	3,210	133,054
Cintas Corp.	3,520	157,942
Clean Harbors, Inc.*	1,300	74,061
Copart, Inc.*	1,880	66,270
Iron Mountain, Inc.	4,134	156,513
KAR Auction Services, Inc.	100	2,237
Pitney Bowes, Inc.#	2,430	33,218
Republic Services, Inc.	8,540	291,043
RR Donnelley & Sons Co.#	11,770	144,889
Stericycle, Inc.*	2,852	308,929
Tyco International Ltd.	16,500	529,980
Waste Connections, Inc.	5,175	196,391
Waste Management, Inc.	9,040	370,459
		$2,851,200

CONSTRUCTION & ENGINEERING – 0.3%
AECOM Technology Corp.*	1,800	52,326
Chicago Bridge & Iron Co. NV	1,682	90,475
Fluor Corp.	5,270	300,285
Jacobs Engineering Group, Inc.*	3,750	189,300
KBR, Inc.	5,870	176,570
Quanta Services, Inc.*	5,010	137,675
URS Corp.	2,220	97,502
		$1,044,133

ELECTRICAL EQUIPMENT – 0.8%
AMETEK, Inc.	6,780	276,014
Babcock & Wilcox Co.	2,940	79,968
Eaton Corp. PLC	12,428	763,203
Emerson Electric Co.	15,290	848,748
General Cable Corp.*	1,060	36,549
GrafTech International Ltd.#,*	5,400	38,772
Hubbell, Inc.	1,590	152,576
Polypore International, Inc.#,*	1,700	71,281
Regal-Beloit Corp.	600	47,172
Rockwell Automation, Inc.	3,820	323,860
Roper Industries, Inc.	3,210	384,077
		$3,022,220

Description	Number of Shares	Value

INDUSTRIAL CONGLOMERATES – 2.0%
3M Co.	16,310	$1,707,820
Carlisle Cos., Inc.	1,890	122,604
Danaher Corp.	15,480	943,351
General Electric Co.	236,720	5,276,489
		$8,050,264

MACHINERY – 2.2%
AGCO Corp.	2,760	146,970
Caterpillar, Inc.	15,100	1,278,517
CNH Global N.V.	100	4,113
Crane Co.	50	2,691
Cummins, Inc.	4,420	470,244
Deere & Co.	10,350	924,255
Donaldson Co., Inc.	4,860	176,807
Dover Corp.	3,860	266,263
Flowserve Corp.	1,140	180,257
Gardner Denver, Inc.	1,030	77,343
Graco, Inc.	2,140	129,534
Harsco Corp.	1,810	39,512
IDEX Corp.	2,120	110,304
Illinois Tool Works, Inc.	11,000	710,160
Ingersoll-Rand PLC	8,500	457,300
ITT Corp.	2,535	69,966
Joy Global, Inc.	3,180	179,734
Kennametal, Inc.	2,650	105,974
Lincoln Electric Holdings, Inc.	2,600	137,176
Manitowoc Co., Inc.	3,910	73,352
Navistar International Corp.#,*	1,680	55,642
Nordson Corp.	2,000	138,980
Oshkosh Corp.*	3,290	129,165
PACCAR, Inc.	10,190	507,258
Pall Corp.	3,170	211,471
Parker Hannifin Corp.	4,500	398,565
Pentair Ltd.	4,766	259,032
Snap-On, Inc.	1,780	153,436
SPX Corp.	1,230	91,647
Stanley Black & Decker, Inc.	3,320	248,369
Tempur-Pedic International, Inc.*	3,000	145,500
Terex Corp.*	2,030	58,058
Timken Co.	2,400	126,168
Toro Co.	3,140	141,331
Trinity Industries, Inc.	1,080	45,587
Valmont Industries, Inc.	1,060	154,474
WABCO Holdings, Inc.*	2,050	148,072
Wabtec Corp.	910	95,495
Xylem, Inc.	1,270	35,243
		$8,683,965

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	35

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
MARINE – 0.0%**
Kirby Corp.*	1,500	$112,335
Matson, Inc.	760	17,890
		$130,225

PROFESSIONAL SERVICES – 0.3%
Dun & Bradstreet Corp.#	930	82,258
Equifax, Inc.	4,060	248,472
IHS, Inc.*	2,140	208,500
Manpowergroup, Inc.	1,860	98,878
Nielsen Holdings NV	2,100	72,702
Robert Half International, Inc.	4,810	157,864
Towers Watson & Co.	2,800	204,176
Verisk Analytics, Inc.*	4,000	245,160
		$1,318,010

ROAD & RAIL – 1.0%
Con-way, Inc.	1,840	62,192
CSX Corp.	31,200	767,208
Hertz Global Holdings, Inc.*	8,050	193,844
JB Hunt Transport Services, Inc.	2,980	211,789
Kansas City Southern	2,800	305,396
Landstar System, Inc.	1,590	86,909
Norfolk Southern Corp.	6,860	531,101
Ryder System, Inc.	1,640	95,235
Union Pacific Corp.	11,660	1,725,214
		$3,978,888

TRADING COMPANIES & DISTRIBUTORS – 0.4%
Air Lease Corp.	4,200	115,542
Fastenal Co.	9,660	473,823
GATX Corp.	2,490	126,865
MSC Industrial Direct Co., Inc.	1,390	109,532
United Rentals, Inc.*	2,600	136,786
WESCO International, Inc.#,*	2,180	156,284
WW Grainger, Inc.	1,510	372,170
		$1,491,002
TOTAL INDUSTRIALS		$43,457,729

INFORMATION TECHNOLOGY – 16.8%

COMMUNICATIONS EQUIPMENT – 1.5%
Brocade Communications Systems, Inc.*	8,790	51,158
Cisco Systems, Inc.	119,320	2,496,174
EchoStar Corp.*	270	10,603
F5 Networks, Inc.*	1,710	130,695
Harris Corp.	1,740	80,388
JDS Uniphase Corp.*	5,850	78,975
Juniper Networks, Inc.*	16,040	265,462
Motorola Solutions, Inc.	7,790	445,588
Polycom, Inc.*	3,200	33,600

Description	Number of Shares	Value
QUALCOMM, Inc.	38,900	$2,397,018
Riverbed Technology, Inc.*	4,200	62,412
		$6,052,073

COMPUTERS & PERIPHERALS – 3.3%
Apple, Inc.	20,840	9,226,910
Dell, Inc.	37,750	505,850
Diebold, Inc.	973	28,499
EMC Corp.*	52,570	1,179,145
Fusion-io, Inc.#,*	300	5,634
Hewlett-Packard Co.	47,090	970,054
Lexmark International, Inc.#	2,230	67,591
NCR Corp.*	5,320	145,076
NetApp, Inc.*	8,543	298,065
SanDisk Corp.*	6,450	338,238
Stratasys Ltd.#,*	200	16,610
Western Digital Corp.	7,080	391,382
		$13,173,054

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%
Amphenol Corp.	5,350	404,032
Arrow Electronics, Inc.*	3,540	138,874
Avnet, Inc.*	6,360	208,290
AVX Corp.	200	2,262
Corning, Inc.	35,340	512,430
Dolby Laboratories, Inc.#	1,350	44,347
FLIR Systems, Inc.	3,390	82,411
Ingram Micro, Inc.*	4,200	74,802
IPG Photonics Corp.	100	6,368
Itron, Inc.*	70	2,775
Jabil Circuit, Inc.	5,240	93,272
Molex, Inc.	3,650	100,631
National Instruments Corp.	2,880	78,710
Tech Data Corp.*	1,700	79,441
Trimble Navigation Ltd.*	7,700	221,298
Vishay Intertechnology, Inc.*	2,370	33,275
		$2,083,218

INTERNET SOFTWARE & SERVICES – 2.2%
Akamai Technologies, Inc.*	4,850	212,963
AOL, Inc.	2,331	90,070
eBay, Inc.*	25,220	1,321,276
Equinix, Inc.*	1,290	276,189
Facebook, Inc.*	11,200	310,912
Google, Inc.*	5,885	4,852,594
IAC/InterActiveCorp	1,130	53,189
Linkedin Corp.*	2,200	422,598
Rackspace Hosting, Inc.*	2,800	134,960

ANNUAL REPORT  /  April 30, 2013

36	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
VeriSign, Inc.*	3,950	$181,977
Yahoo!, Inc.*	27,970	691,698
		$8,548,426

IT SERVICES – 3.6%
Accenture PLC	16,100	1,311,184
Alliance Data Systems Corp.*	2,090	358,999
Amdocs Ltd.	2,720	97,104
Automatic Data Processing, Inc.	12,330	830,302
Broadridge Financial Solutions, Inc.	3,630	91,403
Cognizant Technology Solutions Corp.*	7,470	484,056
Computer Sciences Corp.	3,600	168,660
CoreLogic, Inc.*	680	18,550
DST Systems, Inc.	170	11,755
Fidelity National Information Services, Inc.	7,543	317,183
Fiserv, Inc.*	3,830	348,951
FleetCor Technologies, Inc.*	2,100	161,490
Gartner, Inc.*	1,700	98,345
Genpact Ltd.	400	7,440
Global Payments, Inc.	3,250	150,800
International Business Machines Corp.	25,100	5,083,754
Jack Henry & Associates, Inc.	1,900	88,160
Lender Processing Services, Inc.	770	21,360
Mastercard, Inc.	2,580	1,426,559
NeuStar, Inc.*	3,350	146,965
Paychex, Inc.#	9,570	348,444
SAIC, Inc.#	8,800	131,472
Teradata Corp.*	4,070	207,855
Total System Services, Inc.	4,520	106,762
VeriFone Systems, Inc.*	2,600	55,848
Visa, Inc.	12,130	2,043,420
Western Union Co.	19,890	294,571
		$14,411,392

OFFICE ELECTRONICS – 0.1%
Xerox Corp.	33,560	287,945
Zebra Technologies Corp.*	350	16,328
		$304,273

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.1%
Advanced Micro Devices, Inc.#,*	12,850	36,237
Altera Corp.	7,030	225,030
Analog Devices, Inc.	8,820	387,992
Applied Materials, Inc.	32,580	472,736
Atmel Corp.*	11,220	72,593
Avago Technologies Ltd.	6,100	194,956
Broadcom Corp.	9,630	346,680
Cree, Inc.#,*	3,430	194,035
Cypress Semiconductor Corp.	5,630	56,807

Description	Number of Shares	Value
Fairchild Semiconductor International, Inc.*	1,810	$23,349
Intel Corp.	111,670	2,674,496
KLA-Tencor Corp.	3,550	192,588
Lam Research Corp.*	4,680	216,310
Linear Technology Corp.	6,470	236,155
LSI Corp.*	19,800	129,492
Marvell Technology Group Ltd.	11,030	118,683
Maxim Integrated Products, Inc.	11,920	368,686
Microchip Technology, Inc.#	7,240	263,681
Micron Technology, Inc.*	30,770	289,853
NVIDIA Corp.	21,480	295,780
ON Semiconductor Corp.*	10,570	83,080
PMC - Sierra, Inc.*	7,550	43,488
Silicon Laboratories, Inc.*	1,380	54,800
Skyworks Solutions, Inc.*	4,800	105,936
Teradyne, Inc.*	3,450	56,718
Texas Instruments, Inc.	29,750	1,077,248
Xilinx, Inc.	8,200	310,862
		$8,528,271

SOFTWARE – 3.5%
Activision Blizzard, Inc.	8,770	131,111
Adobe Systems, Inc.*	14,080	634,726
ANSYS, Inc.*	2,280	184,361
Autodesk, Inc.*	5,030	198,081
BMC Software, Inc.*	2,550	115,974
CA, Inc.	7,980	215,221
Cadence Design Systems, Inc.*	12,310	169,878
Citrix Systems, Inc.*	5,930	368,668
Compuware Corp.*	1,080	12,960
Concur Technologies, Inc.#,*	1,100	80,421
Electronic Arts, Inc.*	11,160	196,528
FactSet Research Systems, Inc.	1,540	144,868
Fortinet, Inc.*	4,000	71,840
Informatica Corp.*	3,500	115,255
Intuit, Inc.	9,040	539,146
MICROS Systems, Inc.*	3,420	145,042
Microsoft Corp.	166,540	5,512,474
Netsuite, Inc.#,*	1,200	105,552
Nuance Communications, Inc.#,*	7,200	137,088
Oracle Corp.	84,200	2,760,076
Red Hat, Inc.*	6,330	303,397
Rovi Corp.*	1,650	38,594
Salesforce.Com, Inc.*	13,680	562,385
SolarWinds, Inc.*	1,300	66,105
Solera Holdings, Inc.	3,000	172,740
Symantec Corp.*	21,220	515,646
Synopsys, Inc.*	5,700	202,749

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	37

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
TIBCO Software, Inc.*	5,000	$97,050
VMware, Inc.*	2,310	162,855
		$13,960,791
TOTAL INFORMATION TECHNOLOGY		$67,061,498

MATERIALS – 3.9%

CHEMICALS – 2.6%
Air Products & Chemicals, Inc.	4,370	380,015
Airgas, Inc.	1,960	189,434
Albemarle Corp.	3,080	188,650
Ashland, Inc.	1,840	156,786
Cabot Corp.	2,560	96,154
Celanese Corp.	5,570	275,214
CF Industries Holdings, Inc.	1,623	302,706
Cytec Industries, Inc.	980	71,403
Dow Chemical Co.	28,850	978,303
Eastman Chemical Co.	4,388	292,460
Ecolab, Inc.	8,077	683,476
EI du Pont de Nemours & Co.	23,130	1,260,816
FMC Corp.	3,660	222,162
Huntsman Corp.	7,270	137,112
International Flavors & Fragrances, Inc.	1,600	123,504
Intrepid Potash, Inc.	100	1,841
Lyondellbasell Industries NV	6,600	400,620
Monsanto Co.	12,550	1,340,591
Mosaic Co.	7,750	477,323
PPG Industries, Inc.	3,920	576,789
Praxair, Inc.	7,550	862,965
Rockwood Holdings, Inc.	2,000	129,780
RPM International, Inc.	3,760	121,824
Scotts Miracle-Gro Co.#	1,470	66,665
Sherwin-Williams Co.	2,758	505,017
Sigma-Aldrich Corp.	3,490	274,628
Valspar Corp.	2,720	173,590
WR Grace & Co.*	2,500	192,775
		$10,482,603

CONSTRUCTION MATERIALS – 0.1%
Martin Marietta Materials, Inc.#	1,500	151,485
Vulcan Materials Co.	3,300	164,604
		$316,089

CONTAINERS & PACKAGING – 0.4%
Aptargroup, Inc.	580	32,538
Ball Corp.	7,000	308,840
Bemis Co., Inc.	3,440	135,364
Crown Holdings, Inc.*	4,340	185,231
Greif, Inc.	270	13,006

Description	Number of Shares	Value
MeadWestvaco Corp.	4,680	$161,366
Owens-Illinois, Inc.*	3,380	88,826
Packaging Corp. of America	2,850	135,546
Rock-Tenn Co.	2,000	200,280
Sealed Air Corp.	3,900	86,268
Silgan Holdings, Inc.	1,900	90,953
Sonoco Products Co.	510	17,870
		$1,456,088

METALS & MINING – 0.6%
Alcoa, Inc.	35,600	302,600
Allegheny Technologies, Inc.	2,650	71,497
Allied Nevada Gold Corp.*	1,600	17,120
Carpenter Technology Corp.	3,080	138,477
Cliffs Natural Resources, Inc.#	2,540	54,204
Commercial Metals Co.	870	12,719
Compass Minerals International, Inc.	900	77,886
Freeport-McMoRan Copper & Gold, Inc.	18,660	567,824
Molycorp, Inc.#,*	1,900	11,096
Newmont Mining Corp.	11,570	374,868
Nucor Corp.	9,150	399,123
Reliance Steel & Aluminum Co.	2,450	159,422
Royal Gold, Inc.	2,400	133,392
Southern Copper Corp.	2,170	72,326
Steel Dynamics, Inc.	5,700	85,728
United States Steel Corp.#	3,620	64,436
Walter Industries, Inc.	1,950	34,944
		$2,577,662

PAPER & FOREST PRODUCTS – 0.2%
Domtar Corp.	1,800	125,118
International Paper Co.	10,540	495,169
		$620,287
TOTAL MATERIALS		$15,452,729

TELECOMMUNICATION SERVICES – 2.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
AT&T, Inc.	132,857	4,976,823
Centurylink, Inc.	13,219	496,638
Frontier Communications Corp.#	21,600	89,856
Level 3 Communications, Inc.*	2,028	40,824
tw telecom, Inc.*	4,100	111,028
Verizon Communications, Inc.	64,020	3,451,318
Windstream Corp.#	15,700	133,764
		$9,300,251

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
Clearwire Corp.*	8,700	29,232
Crown Castle International Corp.*	6,940	534,380
MetroPCS Communications, Inc.*	4,930	58,371

ANNUAL REPORT  /  April 30, 2013

38	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
NII Holdings, Inc.#,*	5,590	$48,633
SBA Communications Corp.*	3,210	253,558
Sprint Nextel Corp.*	91,540	645,357
Telephone & Data Systems, Inc.	2,424	54,395
United States Cellular Corp.*	90	3,460
		$1,627,386
TOTAL TELECOMMUNICATION SERVICES		$10,927,637

UTILITIES – 3.6%

ELECTRIC UTILITIES – 1.9%
American Electric Power Co., Inc.	10,690	549,787
Duke Energy Corp.	16,695	1,255,464
Edison International	8,620	463,756
Entergy Corp.	4,570	325,521
Exelon Corp.	19,499	731,407
FirstEnergy Corp.	10,326	481,192
Great Plains Energy, Inc.	6,220	150,089
Hawaiian Electric Industries, Inc.	2,710	76,693
ITC Holdings Corp.	1,320	121,730
NextEra Energy, Inc.	8,440	692,333
Northeast Utilities	5,713	258,970
NV Energy, Inc.	5,880	127,184
OGE Energy Corp.	3,110	225,257
Pepco Holdings, Inc.	14,750	333,350
Pinnacle West Capital Corp.	3,200	194,880
PPL Corp.	16,900	564,122
Southern Co.	16,081	775,587
Westar Energy, Inc.	2,960	103,482
Xcel Energy, Inc.	11,770	374,168
		$7,804,972

GAS UTILITIES – 0.2%
AGL Resources, Inc.	3,820	167,507
Atmos Energy Corp.	2,610	115,806
National Fuel Gas Co.	1,410	88,435
ONEOK, Inc.	5,160	265,018
Questar Corp.	6,500	165,035
UGI Corp.	1,890	77,452
		$879,253

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
AES Corp.	19,910	275,953
Calpine Corp.*	8,450	183,618
NRG Energy, Inc.	7,100	197,877
		$657,448

MULTI-UTILITIES – 1.2%
Alliant Energy Corp.	2,000	107,020

Description	Number of Shares	Value
Ameren Corp.	6,450	$233,812
CenterPoint Energy, Inc.	5,060	124,881
CMS Energy Corp.	7,770	232,634
Consolidated Edison, Inc.	7,340	467,191
Dominion Resources, Inc.	14,370	886,342
DTE Energy Co.	3,900	284,232
Integrys Energy Group, Inc.	1,760	108,346
MDU Resources Group, Inc.	4,280	106,786
NiSource, Inc.	5,400	165,942
PG&E Corp.	11,120	538,653
Public Service Enterprise Group, Inc.	11,000	402,710
SCANA Corp.	740	40,108
Sempra Energy	6,750	559,238
TECO Energy, Inc.	16,930	323,871
Vectren Corp.	1,680	63,101
Wisconsin Energy Corp.	7,340	329,860
		$4,974,727

WATER UTILITIES – 0.1%
American Water Works Co., Inc.	4,390	183,853
Aqua America, Inc.	1,500	47,595
		$231,448
TOTAL UTILITIES		$14,547,848
TOTAL COMMON STOCKS (COST $266,878,319)		$397,326,257
INVESTMENT COMPANY – 0.5%

EQUITY FUND – 0.5%
iShares Russell 1000 Index Fund#	22,400	1,990,688
TOTAL INVESTMENT COMPANY (COST $1,942,314)		$1,990,688
PREFERRED STOCK – 0.0%**

CONSUMER DISCRETIONARY – 0.0%**

SPECIALTY RETAIL – 0.0%**
Orchard Supply Hardware Stores Corp.*	57	46
TOTAL PREFERRED STOCK (COST $132)		$46
RIGHTS – 0.0%**
Celgene Corp.*	89	632
Fresenius Kabi Pharmaceuticals Holding, Inc.*	132	—
TOTAL RIGHTS (COST $0)		$632

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	39

    Wilmington Large-Cap Strategy Fund (concluded)

Description	Number of Shares	Value

WARRANTS – 0.0%**
American International Group, Inc. CW21*	2,055	$36,373
Kinder Morgan, Inc.*	16,345	91,042
TOTAL WARRANTS (COST $48,690)		$127,415
TOTAL INVESTMENTS IN SECURITIES – 99.9% (COST $268,869,455)		$399,445,038

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.3%

REPURCHASE AGREEMENTS – 2.3%
Deutsche Bank Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $2,126,100, collateralized by U.S. Government Securities 2.13% to 7.50%, maturing 12/01/16 to 04/01/48; total market value of $ 2,168,612.	$2,126,090	2,126,090

HSBC Securities USA, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $2,126,099, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 07/15/13 to 03/17/31; total market value of $ 2,168,613.	2,126,090	2,126,090

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $447,576, collateralized by U.S. Treasury Securities 0.25% to 2.75%, maturing 10/15/15 to 08/15/42; total market value of $ 456,526.	447,574	447,574

Description	Par Value	Value
Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $2,126,102, collateralized by U.S. Government Securities 2.08% to 7. 00%, maturing 01/01/22 to 04/15/52; total market value of $ 2,168,612.	$2,126,090	$2,126,090

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $2,126,100, collateralized by U.S. Government Securities 1.97% to 4.50%, maturing 08/01/24 to 12/15/44; total market value of $ 2,168,612.	2,126,090	2,126,090
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $8,951,934)		$8,951,934
TOTAL INVESTMENTS – 102.2% (COST $277,821,389)		$408,396,972
COLLATERAL FOR SECURITIES ON LOAN – (2.3%)		(8,951,934)
OTHER ASSETS LESS LIABILITIES – 0.1%		264,566
TOTAL NET ASSETS – 100.0%		$399,709,604

Cost of investments for Federal income tax purposes is $284,358,390. The net unrealized appreciation/(depreciation) of investments was $124,038,582. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $134,134,690 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,096,108.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$397,326,257	$—	$—	$397,326,257
Investment Company	1,990,688	—	—	1,990,688
Preferred Stock	46	—	—	46
Rights	632	—	—	632
Warrants	127,415	—	—	127,415
Repurchase Agreements	—	8,951,934	—	8,951,934

Total	$399,445,038	$8,951,934	$—	$408,396,972

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Value Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Financials	25.1%
Energy	15.3%
Health Care	13.8%
Industrials	10.5%
Consumer Staples	9.4%
Information Technology	9.2%
Consumer Discretionary	7.7%
Utilities	6.5%
Materials	1.6%
Telecommunication Services	1.3%
Other Assets and Liabilities – Net[1]	(0.4)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value
COMMON STOCKS – 100.4%

CONSUMER DISCRETIONARY – 7.7%
MEDIA – 2.9%
Omnicom Group, Inc.	60,947	$3,642,802
MULTILINE RETAIL – 4.8%
Nordstrom, Inc.	51,907	2,937,417
Target Corp.	45,978	3,244,208
		$6,181,625
TOTAL CONSUMER DISCRETIONARY		$9,824,427

CONSUMER STAPLES – 9.4%
BEVERAGES – 2.3%
PepsiCo, Inc.	35,480	2,926,036
FOOD & STAPLES RETAILING – 3.5%
Costco Wholesale Corp.	14,095	1,528,321
CVS Caremark Corp.	49,769	2,895,560
		$4,423,881
FOOD PRODUCTS – 1.6%
Mondelez International, Inc.	64,633	2,032,708

Description	Number of Shares	Value
TOBACCO – 2.0%
Philip Morris International, Inc.	27,502	$2,628,916
TOTAL CONSUMER STAPLES		$12,011,541

ENERGY – 15.3%
ENERGY EQUIPMENT & SERVICES – 3.8%
National Oilwell Varco, Inc.	27,703	1,806,790
Schlumberger Ltd.	41,015	3,052,746
		$4,859,536
OIL, GAS & CONSUMABLE FUELS – 11.5%
Chevron Corp.	49,380	6,024,854
ConocoPhillips	62,114	3,754,791
Exxon Mobil Corp.	26,148	2,326,911
Occidental Petroleum Corp.	15,553	1,388,261
Phillips 66	19,441	1,184,929
		$14,679,746
TOTAL ENERGY		$19,539,282

FINANCIALS – 25.1%
CAPITAL MARKETS – 2.0%
T Rowe Price Group, Inc.	35,577	2,579,333
COMMERCIAL BANKS – 9.3%
BB&T Corp.	123,352	3,795,541

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	41

    Wilmington Large-Cap Value Fund (continued)

Description	Number of Shares	Value
PNC Financial Services Group, Inc.	42,284	$2,870,238
US Bancorp	41,013	1,364,913
Wells Fargo & Co.	100,121	3,802,596
		$11,833,288

DIVERSIFIED FINANCIAL SERVICES – 2.8%
JPMorgan Chase & Co.	71,530	3,505,685
INSURANCE – 8.4%
ACE Ltd.	38,293	3,413,438
MetLife, Inc.	78,638	3,066,096
Travelers Cos., Inc.	49,769	4,250,770
		$10,730,304

REAL ESTATE INVESTMENT TRUSTS – 2.6%
Simon Property Group, Inc.	18,566	3,306,048
TOTAL FINANCIALS		$31,954,658

HEALTH CARE – 13.8%

HEALTH CARE PROVIDERS & SERVICES – 2.3%
Cardinal Health, Inc.	64,852	2,867,755

PHARMACEUTICALS – 11.5%
Johnson & Johnson	54,532	4,647,762
Merck & Co., Inc.	76,014	3,572,658
Pfizer, Inc.	164,664	4,786,782
Teva Pharmaceutical Industries Ltd. ADR	42,964	1,645,092
		$14,652,294
TOTAL HEALTH CARE		$17,520,049

INDUSTRIALS – 10.5%

AIR FREIGHT & LOGISTICS – 1.8%
United Parcel Service, Inc.	26,926	2,311,328
ELECTRICAL EQUIPMENT – 1.0%
Emerson Electric Co.	23,426	1,300,377

INDUSTRIAL CONGLOMERATES – 4.8%
Danaher Corp.	40,437	2,464,231
General Electric Co.	160,361	3,574,447
		$6,038,678
ROAD & RAIL – 1.9%
Union Pacific Corp.	16,330	2,416,187

Description	Number of Shares	Value
TRADING COMPANIES & DISTRIBUTORS – 1.0%
Fastenal Co.	26,537	$1,301,640
TOTAL INDUSTRIALS		$13,368,210

INFORMATION TECHNOLOGY – 9.2%

COMMUNICATIONS EQUIPMENT – 3.0%
QUALCOMM, Inc.	62,114	3,827,465

COMPUTERS & PERIPHERALS – 1.1%
Apple, Inc.	3,318	1,469,044

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.1%
Applied Materials, Inc.	174,871	2,537,378
Intel Corp.	86,020	2,060,179
Maxim Integrated Products, Inc.	60,850	1,882,090
		$6,479,647
TOTAL INFORMATION TECHNOLOGY		$11,776,156

MATERIALS – 1.6%

CHEMICALS – 1.6%
Air Products & Chemicals, Inc.	23,615	2,053,560

TELECOMMUNICATION SERVICES – 1.3%

WIRELESS TELECOMMUNICATION SERVICES – 1.3%
Vodafone Group PLC ADR	55,407	1,694,900

UTILITIES – 6.5%

ELECTRIC UTILITIES – 4.7%
PPL Corp.	103,037	3,439,375
Southern Co.	52,296	2,522,236
		$5,961,611

MULTI-UTILITIES – 1.8%
Dominion Resources, Inc.	36,549	2,254,342
TOTAL UTILITIES		$8,215,953
TOTAL COMMON STOCKS (COST $109,907,274)		$127,958,736
TOTAL INVESTMENTS – 100.4% (COST $109,907,274)		$127,958,736
OTHER LIABILITIES LESS ASSETS – (0.4%)		(523,846)
TOTAL NET ASSETS – 100.0%		$127,434,890

Cost of investments for Federal income tax purposes is $110,019,148. The net unrealized appreciation/(depreciation) of investments was $17,939,588. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $18,487,715 and net unrealized depreciation from investments for those securities having an excess of cost over value of $548,127.

ANNUAL REPORT  /  April 30, 2013

42	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Value Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$127,958,736	$—	$—	$127,958,736

Total	$127,958,736	$—	$—	$127,958,736

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

43

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Mid-Cap Growth Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of
Total Net Assets
Common Stocks
Consumer Discretionary	21.9%
Information Technology	19.2%
Industrials	15.8%
Health Care	12.9%
Financials	10.3%
Energy	9.1%
Materials	6.1%
Consumer Staples	4.2%
Cash Equivalents[1]	10.1%
Other Assets and Liabilities – Net[2]	(9.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value
COMMON STOCKS – 99.5%

CONSUMER DISCRETIONARY – 21.9%

AUTO COMPONENTS – 1.8%
BorgWarner, Inc.*	67,650	$5,288,200

DISTRIBUTORS – 2.0%
LKQ Corp.*	248,800	5,991,104
HOTELS, RESTAURANTS & LEISURE – 2.6%
DineEquity, Inc.	51,200	3,647,488
Panera Bread Co.*	23,200	4,111,736
		$7,759,224

MEDIA – 3.6%
CBS Corp., Non-Voting	160,650	7,354,557
Scripps Networks Interactive, Inc.	54,050	3,598,649
		$10,953,206

MULTILINE RETAIL – 1.6%
Nordstrom, Inc.	85,800	4,855,422

SPECIALTY RETAIL – 5.4%
GameStop Corp.#	122,200	4,264,780
L Brands, Inc.	91,750	4,625,118
Tile Shop Holdings, Inc.*	138,900	3,444,720

Description	Number of Shares	Value
Vitamin Shoppe, Inc.*	78,600	$3,863,190
		$16,197,808

TEXTILES, APPAREL & LUXURY GOODS – 4.9%
Coach, Inc.	75,900	4,467,474
Lululemon Athletica, Inc.#,*	53,900	4,103,407
PVH Corp.	54,800	6,324,468
		$14,895,349
TOTAL CONSUMER DISCRETIONARY		$65,940,313

CONSUMER STAPLES – 4.2%

FOOD PRODUCTS – 1.5%
Green Mountain Coffee Roasters, Inc.#,*	80,775	4,636,485

HOUSEHOLD PRODUCTS – 1.4%
Church & Dwight Co., Inc.	65,400	4,178,406

PERSONAL PRODUCTS – 1.3%
Herbalife Ltd.#	95,200	3,780,392
TOTAL CONSUMER STAPLES		$12,595,283

ENERGY – 9.1%

ENERGY EQUIPMENT & SERVICES – 4.6%
Cameron International Corp.*	81,750	5,031,713
CARBO Ceramics, Inc.#	34,300	2,423,295
Core Laboratories NV	27,900	4,039,362

ANNUAL REPORT  /  April 30, 2013

44	PORTFOLIOS OF INVESTMENTS

Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value
Lufkin Industries, Inc.	27,300	$2,410,317
		$13,904,687

OIL, GAS & CONSUMABLE FUELS – 4.5%
Cabot Oil & Gas Corp.	70,900	4,824,745
Noble Energy, Inc.	37,400	4,237,046
Whiting Petroleum Corp.*	99,700	4,436,650
		$13,498,441
TOTAL ENERGY		$27,403,128

FINANCIALS – 10.3%

CAPITAL MARKETS – 3.1%
Raymond James Financial, Inc.	132,600	5,492,292
T Rowe Price Group, Inc.	52,700	3,820,750
		$9,313,042

COMMERCIAL BANKS – 1.5%
SVB Financial Group*	63,150	4,490,597

DIVERSIFIED FINANCIAL SERVICES – 1.4%
IntercontinentalExchange, Inc.*	26,200	4,268,766

INSURANCE – 1.5%
Brown & Brown, Inc.	147,750	4,578,772

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.8%
CBRE Group, Inc.*	200,250	4,850,055
Realogy Holdings Corp.*	71,650	3,439,200
		$8,289,255
TOTAL FINANCIALS		$30,940,432

HEALTH CARE – 12.9%

BIOTECHNOLOGY – 2.7%
Cepheid, Inc.*	68,500	2,611,905
Regeneron Pharmaceuticals, Inc.*	25,575	5,502,206
		$8,114,111

HEALTH CARE EQUIPMENT & SUPPLIES – 4.5%
Alere, Inc.*	167,400	4,298,832
Intuitive Surgical, Inc.*	9,815	4,831,826
ResMed, Inc.#	90,800	4,360,216
		$13,490,874

HEALTH CARE PROVIDERS & SERVICES – 1.4%
Express Scripts Holding Co.*	68,400	4,060,908

HEALTH CARE TECHNOLOGY – 1.4%
Cerner Corp.*	44,475	4,303,846

LIFE SCIENCES TOOLS & SERVICES – 0.7%
Life Technologies Corp.*	29,700	2,188,593

PHARMACEUTICALS – 2.2%
Auxilium Pharmaceuticals, Inc.*	82,400	1,230,232

Description	Number of Shares	Value
Perrigo Co.	45,975	$5,489,875
		$6,720,107
TOTAL HEALTH CARE		$38,878,439

INDUSTRIALS – 15.8%

AEROSPACE & DEFENSE – 2.0%
HEICO Corp.	91,675	3,100,449
Precision Castparts Corp.	15,700	3,003,253
		$6,103,702

AIR FREIGHT & LOGISTICS – 2.1%
CH Robinson Worldwide, Inc.	61,600	3,658,424
Expeditors International of Washington, Inc.	78,100	2,806,133
		$6,464,557

COMMERCIAL SERVICES & SUPPLIES – 1.2%
Waste Connections, Inc.	93,700	3,555,915

ELECTRICAL EQUIPMENT – 3.6%
AMETEK, Inc.	99,650	4,056,751
Babcock & Wilcox Co.	89,000	2,420,800
Rockwell Automation, Inc.	50,800	4,306,824
		$10,784,375

MACHINERY – 5.5%
Cummins, Inc.	36,600	3,893,874
Graco, Inc.	82,825	5,013,397
Joy Global, Inc.	71,700	4,052,484
Pall Corp.	54,200	3,615,682
		$16,575,437

TRADING COMPANIES & DISTRIBUTORS – 1.4%
Fastenal Co.	84,500	4,144,725
TOTAL INDUSTRIALS		$47,628,711

INFORMATION TECHNOLOGY – 19.2%

COMMUNICATIONS EQUIPMENT – 2.1%
Aruba Networks, Inc.#,*	149,735	3,367,540
F5 Networks, Inc.*	39,700	3,034,271
		$6,401,811

COMPUTERS & PERIPHERALS – 1.2%
Stratasys Ltd.#,*	42,200	3,504,710

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.2%
FEI Co.	48,100	3,072,628
IPG Photonics Corp.	61,300	3,903,584
National Instruments Corp.	99,800	2,727,534
		$9,703,746

IT SERVICES – 1.8%
Global Payments, Inc.	78,200	3,628,480

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value
Teradata Corp.*	35,600	$1,818,092
		$5,446,572

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.3%
Altera Corp.	144,375	4,621,444
Lam Research Corp.*	68,400	3,161,448
MKS Instruments, Inc.	77,500	2,082,425
		$9,865,317

SOFTWARE – 7.6%
ANSYS, Inc.*	64,800	5,239,728
Autodesk, Inc.*	144,000	5,670,720
Citrix Systems, Inc.*	79,625	4,950,286
Nuance Communications, Inc.*	193,200	3,678,528
Sourcefire, Inc.*	73,925	3,530,658
		$23,069,920
TOTAL INFORMATION TECHNOLOGY		$57,992,076

MATERIALS – 6.1%

CHEMICALS – 4.7%
Airgas, Inc.	30,350	2,933,327
Ashland, Inc.	67,900	5,785,759
WR Grace & Co.*	70,400	5,428,544
		$14,147,630

CONTAINERS & PACKAGING – 1.4%
Crown Holdings, Inc.*	101,100	4,314,948
TOTAL MATERIALS		$18,462,578
TOTAL COMMON STOCKS (COST $211,925,354)		$299,840,960

MONEY MARKET FUND – 0.4%
Dreyfus Cash Management Fund, Institutional Shares, 0.05%^	1,180,457	1,180,457
TOTAL MONEY MARKET FUND (COST $1,180,457)		$1,180,457
TOTAL INVESTMENTS IN SECURITIES – 99.9% (COST $213,105,811)		$301,021,417

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 9.7%

REPURCHASE AGREEMENTS – 9.7%

Deutsche Bank Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchaseprice $6,914,777, collateralized by U.S. Government Securities 2.13% to 7.50%, maturing 12/01/16 to 04/01/48; total market value of $ 7,053,039.	$6,914,744	$6,914,744

HSBC Securities USA, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $6,914,773, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 07/15/13 to 03/17/31; total market value of $ 7,053,043.	6,914,744	6,914,744

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $1,455,670, collateralized by U.S. Treasury Securities 0.25% to 2.75%, maturing 10/15/15 to 08/15/42; total market value of $ 1,484,777.	1,455,664	1,455,664

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $6,914,782, collateralized by U.S. Government Securities 2.08% to 7.00%, maturing 01/01/22 to 04/15/52; total market value of $ 7,053,039.	6,914,744	6,914,744

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $6,914,777, collateralized by U.S. Government Securities 1.97% to 4.50%maturing 08/01/24 to 12/15/44; total market value of $ 7,053,039.	6,914,744	6,914,744
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $29,114,640)		$29,114,640
TOTAL INVESTMENTS – 109.6% (COST $242,220,451)		$330,136,057
COLLATERAL FOR SECURITIES ON LOAN – (9.7%)		(29,114,640)
OTHER ASSETS LESS LIABILITIES – 0.1%		242,620
TOTAL NET ASSETS – 100.0%		$301,264,037

Cost of investments for Federal income tax purposes is $245,900,582. The net unrealized appreciation/(depreciation) of investments was $84,235,475. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $91,123,421 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,887,946.

ANNUAL REPORT  /  April 30, 2013

46	PORTFOLIOS OF INVESTMENTS

Wilmington Mid-Cap Growth Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$299,840,960	$—	$—	$299,840,960
Money Market Fund	1,180,457	—	—	1,180,457
Repurchase Agreements	—	29,114,640	—	29,114,640

Total	$301,021,417	$29,114,640	$—	$330,136,057

See Notes to Portfolios of Investments

See Notes which is an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

47

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Growth Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Industrials	25.2%
Health Care	16.9%
Information Technology	16.7%
Consumer Discretionary	15.8%
Financials	9.0%
Materials	6.7%
Consumer Staples	4.4%
Energy	2.9%
Utilities	0.2%
Cash Equivalents[1]	15.1%
Other Assets and Liabilities – Net[2]	(12.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

COMMON STOCKS – 97.8%

CONSUMER DISCRETIONARY – 15.8%

AUTO COMPONENTS – 0.8%
Cooper Tire & Rubber Co.	8,500	$211,565
Tenneco, Inc.*	24,000	928,080
		$1,139,645

DISTRIBUTORS – 0.3%
Core-Mark Holding Co., Inc.	7,130	371,045

DIVERSIFIED CONSUMER SERVICES – 0.4%
Steiner Leisure Ltd.*	11,400	552,102

HOTELS, RESTAURANTS & LEISURE – 2.7%
AFC Enterprises, Inc.*	6,210	197,975
Bally Technologies, Inc.#,*	2,690	143,323
Carrols Restaurant Group, Inc.*	27,590	131,052
Cheesecake Factory, Inc.	16,000	637,120
DineEquity, Inc.	2,400	170,976
Life Time Fitness, Inc.*	17,500	808,150
Premier Exhibitions, Inc.*	86,600	236,418
Six Flags Entertainment Corp.	9,100	663,117
Sonic Corp.*	35,050	439,177

Description	Number of Shares	Value
Town Sports International Holdings, Inc.	42,400	$426,968
		$3,854,276

HOUSEHOLD DURABLES – 2.8%
Libbey, Inc.*	132,560	2,567,687
Meritage Homes Corp.*	10,900	531,811
Ryland Group, Inc.#	19,580	882,275
		$3,981,773

LEISURE EQUIPMENT & PRODUCTS – 0.6%
Brunswick Corp.	6,470	204,840
LeapFrog Enterprises, Inc.#,*	13,780	123,193
Polaris Industries, Inc.	4,890	421,469
Sturm Ruger & Co., Inc.#	720	36,914
		$786,416

MEDIA – 3.2%
Arbitron, Inc.	4,670	218,042
Belo Corp.	81,370	872,286
Lions Gate Entertainment Corp.*	16,600	411,846
MDC Partners, Inc.	32,150	549,444
National CineMedia, Inc.	6,600	107,184

ANNUAL REPORT  /  April 30, 2013

48	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value
Nexstar Broadcasting Group, Inc.	15,450	$376,208
Sinclair Broadcast Group, Inc.	58,700	1,573,160
Valassis Communications, Inc.#	18,300	469,029
		$4,577,199

SPECIALTY RETAIL – 2.8%
Aeropostale, Inc.#,*	9,000	131,940
Cabela’s, Inc.*	6,280	403,176
Hibbett Sports, Inc.*	10,000	548,500
Hot Topic, Inc.	5,690	79,376
Lumber Liquidators Holdings, Inc.#,*	6,590	540,116
Monro Muffler Brake, Inc.#	11,700	483,912
Select Comfort Corp.*	7,860	166,789
Tractor Supply Co.	9,800	1,050,266
Winmark Corp.	5,800	358,846
Zumiez, Inc.*	5,130	148,616
		$3,911,537

TEXTILES, APPAREL & LUXURY GOODS – 2.2%
Crocs, Inc.*	20,550	329,211
Deckers Outdoor Corp.#,*	540	29,765
Steven Madden Ltd.*	22,080	1,073,750
Under Armour, Inc.#,*	9,130	521,140
Wolverine World Wide, Inc.#	23,190	1,107,786
		$3,061,652
TOTAL CONSUMER DISCRETIONARY		$22,235,645

CONSUMER STAPLES – 4.4%

BEVERAGES – 0.2%
National Beverage Corp.	20,760	305,795

FOOD & STAPLES RETAILING – 1.9%
Andersons, Inc.	16,300	888,676
Nash Finch Co.	34,800	715,140
Pricesmart, Inc.#	8,630	770,055
SUPERVALU, Inc.#	49,760	290,598
		$2,664,469

FOOD PRODUCTS – 1.2%
Darling International, Inc.*	24,480	453,125
Hain Celestial Group, Inc.#,*	4,700	306,675
J&J Snack Foods Corp.	4,100	307,582
Lancaster Colony Corp.	4,870	384,389
Pilgrim’s Pride Corp.*	28,000	274,120
		$1,725,891

HOUSEHOLD PRODUCTS – 0.7%
Spectrum Brands Holdings, Inc.	4,910	274,960
WD-40 Co.	11,540	622,352
		$897,312

Description	Number of Shares	Value

PERSONAL PRODUCTS – 0.4%
Nature’s Sunshine Products, Inc.	17,000	$248,710
Nu Skin Enterprises, Inc.#	730	37,033
Prestige Brands Holdings, Inc.*	10,260	276,507
		$562,250
TOTAL CONSUMER STAPLES		$6,155,717

ENERGY – 2.9%

ENERGY EQUIPMENT & SERVICES – 1.6%
Dril-Quip, Inc.*	14,200	1,188,682
ION Geophysical Corp.*	49,160	306,758
Lufkin Industries, Inc.	3,880	342,565
Mitcham Industries, Inc.*	17,260	256,311
TGC Industries, Inc.	24,318	215,701
		$2,310,017

OIL, GAS & CONSUMABLE FUELS – 1.3%
Energy XXI Bermuda Ltd.	1,440	32,746
Halcon Resources Corp.#,*	18,940	123,868
Kodiak Oil & Gas Corp.*	110,460	864,902
Oasis Petroleum, Inc.*	10,040	343,669
Sanchez Energy Corp.#,*	23,290	421,782
		$1,786,967
TOTAL ENERGY		$4,096,984

FINANCIALS – 9.0%

CAPITAL MARKETS – 2.6%
AllianceBernstein Holding LP#	27,400	649,106
HFF, Inc.	21,150	443,093
Lazard Ltd.	13,600	461,040
Medallion Financial Corp.	103,250	1,542,555
Virtus Investment Partners, Inc.*	2,800	534,800
		$3,630,594

COMMERCIAL BANKS – 0.1%
FNB United Corp.#,*	19,110	143,325

CONSUMER FINANCE – 1.0%
First Cash Financial Services, Inc.*	22,910	1,179,178
Portfolio Recovery Associates, Inc.*	1,300	159,575
QC Holdings, Inc.	21,167	64,348
		$1,403,101

INSURANCE – 0.1%
First American Financial Corp.	6,150	164,635
Montpelier Re Holdings Ltd.	1,710	44,050
		$208,685

REAL ESTATE INVESTMENT TRUSTS – 5.0%
Geo Group, Inc.	6,603	247,282
Glimcher Realty Trust	264,800	3,320,592
Investors Real Estate Trust	110,900	1,079,057

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	49

    Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value
National Health Investors, Inc.	15,300	$1,013,472
Newcastle Investment Corp.	89,180	1,010,409
Omega Healthcare Investors, Inc.#	9,740	320,154
		$6,990,966

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
Tejon Ranch Co.*	9,080	264,954
TOTAL FINANCIALS		$12,641,625

HEALTH CARE – 16.9%

BIOTECHNOLOGY – 4.7%
Achillion Pharmaceuticals, Inc.*	29,700	223,938
Aegerion Pharmaceuticals, Inc.#, *	13,900	584,356
Affymax, Inc.#, *	15,580	14,024
Arena Pharmaceuticals, Inc.#, *	35,560	293,014
Array BioPharma, Inc.*	48,990	291,490
Cubist Pharmaceuticals, Inc.*	8,250	378,840
Dendreon Corp.#, *	22,040	103,808
Idenix Pharmaceuticals, Inc.#, *	26,200	96,940
Infinity Pharmaceuticals, Inc.*	5,480	236,133
Keryx Biopharmaceuticals, Inc.#, *	40,120	326,978
Novavax, Inc.#, *	102,400	240,640
OncoGenex Pharmaceutical, Inc.#, *	50,000	506,500
Orexigen Therapeutics, Inc.#, *	37,200	226,176
PDL BioPharma, Inc.#	40,250	311,535
Pharmacyclics, Inc.*	13,642	1,111,823
Raptor Pharmaceutical Corp.#, *	20,000	138,000
Rigel Pharmaceuticals, Inc.*	25,080	120,133
Seattle Genetics, Inc.#, *	5,910	218,375
Spectrum Pharmaceuticals, Inc.#	12,610	93,440
Synageva BioPharma Corp.*	2,990	154,553
Theravance, Inc.#, *	22,680	765,450
United Therapeutics Corp.*	700	46,746
ZIOPHARM Oncology, Inc.#, *	56,300	94,584
		$6,577,476

HEALTH CARE EQUIPMENT & SUPPLIES – 5.8%
Abaxis, Inc.	9,620	410,678
ABIOMED, Inc.#, *	27,610	509,957
Align Technology, Inc.*	20,200	669,024
Cantel Medical Corp.	7,100	224,431
Cardiovascular Systems, Inc.*	36,300	622,908
Cynosure, Inc.*	23,800	615,468
Haemonetics Corp.*	13,400	515,900
ICU Medical, Inc.*	3,000	180,750
Neogen Corp.*	19,920	1,012,534
NuVasive, Inc.*	7,180	150,565
OraSure Technologies, Inc.*	52,270	233,124

Description	Number of Shares	Value
RTI Biologics, Inc.*	153,000	$608,940
Sirona Dental Systems, Inc.*	4,000	294,160
Staar Surgical Co.*	9,330	65,123
STERIS Corp.	15,900	661,281
Utah Medical Products, Inc.	14,500	642,785
West Pharmaceutical Services, Inc.	12,530	800,166
		$8,217,794

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Accretive Health, Inc.#, *	12,800	134,912
Centene Corp.*	8,290	382,998
Corvel Corp.*	18,400	873,448
Emeritus Corp.*	25,220	648,154
HealthSouth Corp.*	14,410	396,275
National Research Corp.	8,240	493,988
Providence Service Corp.*	16,310	285,588
Skilled Healthcare Group, Inc.*	70,260	494,630
		$3,709,993

HEALTH CARE TECHNOLOGY – 0.4%
athenahealth, Inc.#, *	1,920	184,819
Cerner Corp.*	2,040	197,411
HMS Holdings Corp.*	7,090	178,739
		$560,969

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Furiex Pharmaceuticals, Inc.*	5,460	185,367
Luminex Corp.*	4,500	74,835
PAREXEL International Corp.*	13,300	544,635
		$804,837

PHARMACEUTICALS – 2.8%
Cadence Pharmaceuticals, Inc.#, *	47,000	332,760
Endocyte, Inc.#, *	15,570	216,267
Hi-Tech Pharmacal Co., Inc.	21,980	726,659
Jazz Pharmaceuticals PLC*	23,340	1,361,889
Nektar Therapeutics#, *	17,900	194,036
Questcor Pharmaceuticals, Inc.#	2,810	86,379
Salix Pharmaceuticals Ltd.*	10,828	566,196
Santarus, Inc.*	12,140	223,012
Vivus, Inc.#, *	14,740	195,895
		$3,903,093
TOTAL HEALTH CARE		$23,774,162

INDUSTRIALS – 25.2%

AEROSPACE & DEFENSE – 1.2%
DigitalGlobe, Inc.*	7,190	209,876
GenCorp., Inc.#, *	28,990	378,899
HEICO Corp.	5,100	224,451

ANNUAL REPORT  /  April 30, 2013

50	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value
Hexcel Corp.*	20,090	$612,745
Sypris Solutions, Inc.	27,220	87,104
Teledyne Technologies, Inc.*	3,100	232,686
		$1,745,761

AIR FREIGHT & LOGISTICS – 0.8%
Park-Ohio Holdings Corp.*	23,800	875,364
XPO Logistics, Inc.#,*	15,430	251,663
		$1,127,027

AIRLINES – 1.3%
Hawaiian Holdings, Inc.#,*	90,720	498,053
Republic Airways Holdings, Inc.*	61,700	690,423
US Airways Group, Inc.#,*	35,250	595,725
		$1,784,201

BUILDING PRODUCTS – 1.8%
American Woodmark Corp.*	8,800	296,120
Builders FirstSource, Inc.*	51,950	321,570
Trex Co., Inc.*	21,580	1,050,514
USG Corp.#,*	31,930	829,861
		$2,498,065

COMMERCIAL SERVICES & SUPPLIES – 2.7%
ACCO Brands Corp.*	61,190	413,033
Healthcare Services Group, Inc.	23,600	526,044
Herman Miller, Inc.	800	20,072
InnerWorkings, Inc.#,*	57,770	581,744
Knoll, Inc.	7,000	108,920
Mobile Mini, Inc.*	10,000	281,300
Standard Parking Corp.*	41,650	895,059
Team, Inc.*	25,910	1,004,272
TRC Cos., Inc.*	2,913	17,595
		$3,848,039

CONSTRUCTION & ENGINEERING – 5.5%
Aegion Corp.*	36,900	777,114
Ameresco, Inc.*	71,380	526,071
Argan, Inc.	59,470	1,052,619
Comfort Systems USA, Inc.	15,600	200,148
Dycom Industries, Inc.*	57,400	1,108,968
Great Lakes Dredge & Dock Corp.	113,340	784,313
MasTec, Inc.*	19,870	552,386
MYR Group, Inc.*	6,490	147,972
Primoris Services Corp.	84,200	1,855,768
Sterling Construction Co., Inc.*	78,509	794,511
		$7,799,870

ELECTRICAL EQUIPMENT – 1.9%
Acuity Brands, Inc.	14,700	1,072,512
AZZ, Inc.	14,460	611,513
Coleman Cable, Inc.	23,887	358,305

Description	Number of Shares	Value
Encore Wire Corp.	19,600	$641,900
		$2,684,230

MACHINERY – 1.5%
Blount International, Inc.*	9,600	133,344
CLARCOR, Inc.	1,790	92,543
Commercial Vehicle Group, Inc.*	109,160	765,212
Gorman-Rupp Co.	340	9,605
Meritor, Inc.*	27,390	158,862
Mueller Water Products, Inc.	24,910	147,467
Trimas Corp.*	14,700	448,350
Valmont Industries, Inc.	700	102,011
Wabash National Corp.*	28,670	270,358
		$2,127,752

MARINE – 0.3%
Rand Logistics, Inc.*	62,966	366,462

PROFESSIONAL SERVICES – 3.2%
Acacia Research Corp.	18,340	436,859
Advisory Board Co.*	21,100	1,037,065
Exponent, Inc.	20,000	1,054,000
GP Strategies Corp.*	35,280	777,924
Navigant Consulting, Inc.*	45,700	563,481
On Assignment, Inc.*	9,430	228,866
Resources Connection, Inc.	34,050	386,808
		$4,485,003

ROAD & RAIL – 0.4%
Genesee & Wyoming, Inc.*	2,760	235,152
Swift Transportation Co.*	19,810	277,736
		$512,888

TRADING COMPANIES & DISTRIBUTORS – 4.6%
Aceto Corp.	50,610	526,344
Beacon Roofing Supply, Inc.*	11,450	436,588
CAI International, Inc.*	11,500	293,135
DXP Enterprises, Inc.*	10,160	679,501
H&E Equipment Services, Inc.	14,630	297,867
Houston Wire & Cable Co.	88,470	1,204,961
Textainer Group Holdings Ltd.	21,890	846,486
Titan Machinery, Inc.#,*	22,330	503,765
United Rentals, Inc.*	15,870	834,921
Watsco, Inc.	10,220	862,364
		$6,485,932
TOTAL INDUSTRIALS		$35,465,230

INFORMATION TECHNOLOGY – 16.7%

COMMUNICATIONS EQUIPMENT – 1.8%
ARRIS Group, Inc.*	30,100	496,951

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	51

    Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value
Aruba Networks, Inc.#,*	20,000	$449,800
Black Box Corp.	10,900	236,748
InterDigital, Inc.	7,000	310,870
Ixia*	12,000	197,640
Loral Space & Communications, Inc.	6,900	424,488
Tessco Technologies, Inc.	18,290	373,848
		$2,490,345

COMPUTERS & PERIPHERALS – 0.5%
3D Systems Corp.#,*	10,290	393,490
Cray, Inc.*	14,410	304,916
		$698,406
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.9%
Anixter International, Inc.	11,880	852,271
RealD, Inc.#,*	9,900	148,203
Universal Display Corp.#,*	10,040	315,658
		$1,316,132

INTERNET SOFTWARE & SERVICES – 3.4%
CoStar Group, Inc.*	5,790	627,694
Keynote Systems, Inc.	18,480	207,161
LivePerson, Inc.*	9,040	115,893
Market Leader, Inc.*	45,260	453,505
MeetMe, Inc.#,*	61,900	119,467
OpenTable, Inc.#,*	4,900	271,411
Spark Networks, Inc.#,*	41,550	283,371
Stamps.com, Inc.*	24,110	815,882
support.com, Inc.*	48,300	192,717
TechTarget, Inc.*	16,700	74,148
ValueClick, Inc.*	41,240	1,272,666
Web.com Group, Inc.*	19,090	332,166
		$4,766,081

IT SERVICES – 4.8%
Cardtronics, Inc.*	37,900	1,061,579
Computer Task Group, Inc.	20,160	413,683
CSG Systems International, Inc.*	3,700	79,957
Global Cash Access Holdings, Inc.*	20,400	145,452
Hackett Group, Inc.	31,780	155,086
iGATE Corp.*	49,970	833,999
Jack Henry & Associates, Inc.	15,000	696,000
Lender Processing Services, Inc.	7,260	201,392
ManTech International Corp.#	6,640	177,222
MAXIMUS, Inc.	16,810	1,339,589
MoneyGram International, Inc.*	47,500	784,225
TeleTech Holdings, Inc.*	9,000	191,610
Unisys Corp.*	28,570	546,544

Description	Number of Shares	Value
WEX, Inc.*	2,270	$172,021
		$6,798,359

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.1%
Microsemi Corp.*	5,500	114,400

SOFTWARE – 5.2%
ACI Worldwide, Inc.*	4,400	206,844
American Software, Inc.	11,800	98,058
ANSYS, Inc.*	4,600	371,956
Aspen Technology, Inc.*	6,120	186,538
Blackbaud, Inc.	9,800	287,238
CommVault Systems, Inc.*	2,970	218,414
Concur Technologies, Inc.#,*	6,800	497,148
Digimarc Corp.	5,680	124,619
Ebix, Inc.#	9,200	171,212
Fair Isaac Corp.	3,600	167,688
Glu Mobile, Inc.#,*	28,890	88,981
Guidance Software, Inc.*	35,960	378,299
Manhattan Associates, Inc.*	18,490	1,298,183
Mentor Graphics Corp.	18,200	332,332
PROS Holdings, Inc.*	9,880	256,090
PTC, Inc.*	12,800	307,328
QLIK Technologies, Inc.*	16,770	436,188
Solera Holdings, Inc.	5,500	316,690
Sourcefire, Inc.*	2,880	137,549
Symantec Corp.*	23,900	580,770
Ultimate Software Group, Inc.*	5,270	509,029
VirnetX Holding Corp.#,*	15,880	324,270
		$7,295,424
TOTAL INFORMATION TECHNOLOGY		$23,479,147

MATERIALS – 6.7%

CHEMICALS – 4.3%
American Vanguard Corp.	5,150	148,526
Axiall Corp.	11,990	628,875
Hawkins, Inc.	18,300	680,577
HB Fuller Co.	22,700	860,330
KMG Chemicals, Inc.	22,700	416,772
Koppers Holdings, Inc.	19,400	851,854
Landec Corp.*	50,590	678,412
OMNOVA Solutions, Inc.*	146,520	977,288
Quaker Chemical Corp.	10,000	617,200
Zep, Inc.	13,790	209,608
		$6,069,442

CONSTRUCTION MATERIALS – 1.1%
Eagle Materials, Inc.	16,680	1,130,070
Headwaters, Inc.*	37,140	403,340
		$1,533,410

ANNUAL REPORT  /  April 30, 2013

52	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

CONTAINERS & PACKAGING – 0.1%
Myers Industries, Inc.	12,980	$192,364

METALS & MINING – 0.7%
Haynes International, Inc.	7,000	340,270
Materion Corp.	15,090	399,734
Midway Gold Corp.*	102,500	96,391
Noranda Aluminum Holding Corp.	29,980	114,224
		$950,619

PAPER & FOREST PRODUCTS – 0.5%
Deltic Timber Corp.	8,200	512,336
Neenah Paper, Inc.	5,490	157,892
		$670,228
TOTAL MATERIALS		$9,416,063

UTILITIES – 0.2%

WATER UTILITIES –0.2%
Cadiz, Inc.#,*	7,246	42,679
Connecticut Water Service, Inc.	4,800	136,704
		$179,383
TOTAL UTILITIES		$179,383
TOTAL COMMON STOCKS (COST $112,884,185)		$137,443,956

MONEY MARKET FUND – 2.4%
Dreyfus Cash Management Fund, Institutional Shares, 0.05%^	3,348,482	3,348,482
TOTAL MONEY MARKET FUND (COST $3,348,482)		$3,348,482
TOTAL INVESTMENTS IN SECURITIES – 100.2% (COST $116,232,667)		$140,792,438
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 12.7%

REPURCHASE AGREEMENTS – 12.7%
Deutsche Bank Securities, Inc., 0.17%,dated 04/30/13, due 05/01/13, repurchase price $4,250,681, collateralized by U.S. Government Securities 2.13% to 7.50%, maturing 12/01/16 to 04/01/48; total market value of $ 4,335,674.	$4,250,661	4,250,661

Description	Par Value	Value
HSBC Securities USA, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $4,250,679, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 07/15/13 to 03/17/31; total market value of $ 4,335,677.	$4,250,661	$4,250,661

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $894,838, collateralized by U.S. Treasury Securities 0.25% to 2.75%, maturing 10/15/15 to 08/15/42; total market value of $ 912,732.	894,835	894,835

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $4,250,685, collateralized by U.S. Government Securities 2.08% to 7.00%, maturing 01/01/22 to 04/15/52; total market value of $ 4,335,674.	4,250,661	4,250,661

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $4,250,681, collateralized by U.S. Government Securities 1.97% to 4.50%, maturing 08/01/24 to 12/15/44; total market value of $ 4,335,674.	4,250,661	4,250,661
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $17,897,479)		$17,897,479
TOTAL INVESTMENTS – 112.9% (COST $134,130,146)		$158,689,917
COLLATERAL FOR SECURITIES ON LOAN – (12.7%)		(17,897,479)
OTHER LIABILITIES LESS ASSETS – (0.2%)		(195,450)
TOTAL NET ASSETS – 100.0%		$140,596,988

Cost of investments for Federal income tax purposes is $134,445,926. The net unrealized appreciation/(depreciation) of investments was $24,243,991. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $27,727,122 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,483,131.

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	53

Wilmington Small-Cap Growth Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$137,443,956	$—	$—	$137,443,956
Money Market Fund	3,348,482	—	—	3,348,482
Repurchase Agreements	—	17,897,479	—	17,897,479

Total	$140,792,438	$17,897,479	$—	$158,689,917

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

54

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Strategy Fund

At April 30, 2013, the Fund’s sector classifications were as follows (unaudited):

Stocks	Percentage of Total Net Assets
Common Stocks
Financials	27.3%
Information Technology	14.8%
Industrials	14.0%
Consumer Discretionary	13.6%
Health Care	10.3%
Energy	6.0%
Materials	5.1%
Utilities	4.1%
Consumer Staples	3.5%
Telecommunication Services	0.7%
Investment Companies	0.6%
Rights	0.0%[3]
Warrants	0.0%[3]
Cash Equivalents[1]	14.0%
Other Assets and Liabilities – Net[2]	(14.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

COMMON STOCKS – 99.4%

CONSUMER DISCRETIONARY – 13.6%

AUTO COMPONENTS – 0.9%
American Axle & Manufacturing Holdings, Inc.*	3,645	$48,734
Cooper Tire & Rubber Co.	2,916	72,579
Dana Holding Corp.#	7,970	137,482
Dorman Products, Inc.	1,072	40,457
Drew Industries, Inc.	1,094	39,493
Exide Technologies*	5,202	4,407
Federal-Mogul Corp.*	1,190	8,901
Fuel Systems Solutions, Inc.*	566	8,892
Gentherm, Inc.*	1,127	17,164
Modine Manufacturing Co.*	2,175	19,880
Spartan Motors, Inc.	2,409	12,816
Standard Motor Products, Inc.	1,350	41,364
Stoneridge, Inc.*	2,798	21,181

Description	Number of Shares	Value
Superior Industries International, Inc.	1,546	$28,385
Tenneco, Inc.*	2,500	96,675
Tower International, Inc.*	1,220	19,630
		$618,040

AUTOMOBILES – 0.0%**
Winnebago Industries, Inc.*	1,365	25,007

DISTRIBUTORS – 0.2%
Core-Mark Holding Co., Inc.	573	29,819
Pool Corp.	1,955	95,834
VOXX International Corp.*	1,868	17,802
Weyco Group, Inc.	591	14,184
		$157,639

DIVERSIFIED CONSUMER SERVICES – 1.0%
American Public Education, Inc.*	735	24,645
Ascent Capital Group, Inc.*	900	59,841
Bridgepoint Education, Inc.#,*	900	9,702

April 30, 2013  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	55

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Bright Horizons Family Solutions, Inc.*	420	$13,625
Capella Education Co.*	425	15,053
Career Education Corp.*	3,120	6,833
Carriage Services, Inc.	740	12,943
Coinstar, Inc.#,*	1,348	71,188
Corinthian Colleges, Inc.*	7,641	15,282
Education Management Corp.#,*	2,850	16,159
Grand Canyon Education, Inc.*	1,914	48,941
Hillenbrand, Inc.	2,480	62,322
K12, Inc.#,*	1,550	39,478
LifeLock, Inc.*	1,050	9,450
Lincoln Educational Services Corp.	1,680	9,358
Mac-Gray Corp.	1,000	12,950
Matthews International Corp.	1,172	43,141
Regis Corp.	3,118	58,463
Sotheby’s	3,402	120,703
Steiner Leisure Ltd.*	605	29,300
Stewart Enterprises, Inc.	3,839	34,205
Strayer Education, Inc.#	400	18,944
Universal Technical Institute, Inc.	901	10,695
		$743,221

HOTELS, RESTAURANTS & LEISURE – 3.0%
AFC Enterprises, Inc.*	1,045	33,315
Ameristar Casinos, Inc.	1,655	43,675
Biglari Holdings, Inc.*	40	15,491
BJ’s Restaurants, Inc.*	920	31,556
Bloomin’ Brands, Inc.*	580	12,615
Bob Evans Farms, Inc.	1,626	70,471
Boyd Gaming Corp.#,*	5,210	62,520
Bravo Brio Restaurant Group, Inc.*	1,030	17,510
Buffalo Wild Wings, Inc.*	732	65,880
Caesars Entertainment Corp.#,*	1,110	17,660
Carrols Restaurant Group, Inc.*	1,060	5,035
CEC Entertainment, Inc.	928	30,967
Cheesecake Factory, Inc.	2,276	90,630
Churchill Downs, Inc.	582	44,500
Chuy’s Holdings, Inc.#,*	400	13,080
Cracker Barrel Old Country Store, Inc.	732	60,566
Denny’s Corp.*	3,860	21,886
DineEquity, Inc.	682	48,586
Domino’s Pizza, Inc.	2,314	127,733
Einstein Noah Restaurant Group, Inc.	704	10,145
Fiesta Restaurant Group, Inc.*	1,060	28,896
International Speedway Corp.	1,850	60,809
Interval Leisure Group, Inc.	1,500	28,590
Isle of Capri Casinos, Inc.*	321	2,459
Jack In The Box, Inc.*	2,166	77,651

Description	Number of Shares	Value
Jamba, Inc.*	2,990	$7,953
Krispy Kreme Doughnuts, Inc.*	4,370	59,694
Life Time Fitness, Inc.*	1,847	85,294
Luby’s, Inc.*	1,420	9,670
Marcus Corp.	487	6,253
Marriott Vacations Worldwide Corp.*	1,890	85,957
Monarch Casino & Resort, Inc.*	928	11,943
Morgans Hotel Group Co.*	943	5,781
Multimedia Games Holding Co., Inc.*	1,530	37,730
Orient-Express Hotels Ltd.*	6,310	63,731
Papa John’s International, Inc.*	836	52,668
Pinnacle Entertainment, Inc.*	3,757	71,608
Red Lion Hotels Corp.*	520	3,396
Red Robin Gourmet Burgers, Inc.*	762	36,858
Ruby Tuesday, Inc.*	4,000	38,560
Ruth’s Hospitality Group, Inc.	610	6,045
Scientific Games Corp.*	2,380	21,134
SHFL Entertainment, Inc.*	2,590	40,922
Six Flags Entertainment Corp.	1,590	115,863
Sonic Corp.*	3,415	42,790
Speedway Motorsports, Inc.	1,491	26,883
Texas Roadhouse, Inc.	2,635	61,923
Town Sports International Holdings, Inc.	980	9,869
Vail Resorts, Inc.	1,880	113,364
WMS Industries, Inc.*	3,780	95,936
		$2,134,051

HOUSEHOLD DURABLES – 1.3%
American Greetings Corp.	2,667	49,179
Bassett Furniture Industries, Inc.	760	10,663
Beazer Homes USA, Inc.#,*	1,468	23,723
Blyth, Inc.#	210	3,461
Cavco Industries, Inc.*	395	18,020
CSS Industries, Inc.	1,088	31,182
Ethan Allen Interiors, Inc.	956	27,992
Flexsteel Industries, Inc.	720	14,825
Helen of Troy Ltd.*	2,133	74,399
Hooker Furniture Corp.	770	13,313
Hovnanian Enterprises, Inc.#,*	6,663	36,313
iRobot Corp.*	1,300	37,817
KB Home#	5,550	125,097
La-Z-Boy, Inc.	2,496	45,078
Libbey, Inc.*	780	15,109
Lifetime Brands, Inc.	120	1,620
M/I Homes, Inc.*	1,414	34,784
MDC Holdings, Inc.	2,370	89,112
Meritage Homes Corp.*	1,822	88,895

ANNUAL REPORT  /  April 30, 2013

56	PORTFOLIO OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
NACCO Industries, Inc.	216	$12,532
Ryland Group, Inc.#	2,291	103,232
Skullcandy, Inc.#,*	760	3,906
Standard Pacific Corp.#,*	7,870	71,224
TRI Pointe Homes, Inc.#,*	740	14,060
Universal Electronics, Inc.*	648	14,891
Zagg, Inc.#,*	880	5,958
		$966,385

INTERNET & CATALOG RETAIL – 0.4%
1-800-Flowers.com, Inc.*	572	3,392
Blue Nile, Inc.#,*	662	21,601
Geeknet, Inc.*	300	3,924
HSN, Inc.	1,330	69,931
Kayak Software Corp.*	290	11,548
Nutrisystem, Inc.	1,229	9,955
Orbitz Worldwide, Inc.#,*	2,949	17,635
Overstock.com, Inc.#,*	402	8,362
PetMed Express, Inc.#	947	11,838
Shutterfly, Inc.*	2,092	93,157
US Auto Parts Network, Inc.*	1,920	2,400
Vitacost.com, Inc.#,*	1,410	10,970
		$264,713

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Arctic Cat, Inc.#,*	760	34,192
Black Diamond, Inc.#,*	940	9,212
Brunswick Corp.	3,511	111,158
Callaway Golf Co.	2,811	18,834
JAKKS Pacific, Inc.#	2,400	26,184
Johnson Outdoors, Inc.*	120	2,815
LeapFrog Enterprises, Inc.#,*	1,727	15,439
Marine Products Corp.	1,100	7,953
Smith & Wesson Holding Corp.#,*	2,887	25,348
Steinway Musical Instruments, Inc.*	588	14,665
Sturm Ruger & Co., Inc.#	680	34,864
		$300,664

MEDIA – 1.4%
Arbitron, Inc.	1,214	56,682
Belo Corp.	4,120	44,166
Carmike Cinemas, Inc.*	680	11,941
Central European Media Enterprises Ltd.*	3,730	13,801
Cumulus Media, Inc.#,*	3,560	11,356
Daily Journal Corp.#,*	130	13,720
Digital Domain Media Group, Inc.*	1,470	25
Digital Generation, Inc.#,*	1,047	7,015
Entercom Communications Corp.#,*	1,600	12,656
Entravision Communications Corp.	4,740	18,296
EW Scripps Co.*	1,410	19,585

Description	Number of Shares	Value
Fisher Communications, Inc.	497	$20,586
Global Sources Ltd.*	619	4,222
Harte-Hanks, Inc.	3,546	28,120
Journal Communications, Inc.*	3,160	21,520
LIN TV Corp.*	2,690	33,114
Lions Gate Entertainment Corp.*	3,220	79,888
Live Nation Entertainment, Inc.*	9,176	115,893
Martha Stewart Living Omnimedia*	1,683	4,157
McClatchy Co.#,*	3,460	7,993
MDC Partners, Inc.	980	16,748
Meredith Corp.#	2,460	95,497
National CineMedia, Inc.	2,932	47,616
New York Times Co.*	8,840	78,322
Nexstar Broadcasting Group, Inc.	530	12,906
Outdoor Channel Holdings, Inc.	1,170	10,238
ReachLocal, Inc.*	260	4,334
Reading International, Inc.*	1,510	8,788
Rentrak Corp.*	280	6,339
Saga Communications, Inc.	230	10,589
Scholastic Corp.	1,556	42,712
Shutterstock, Inc.*	320	13,344
Sinclair Broadcast Group, Inc.	3,508	94,014
Valassis Communications, Inc.	1,760	45,109
World Wrestling Entertainment, Inc.	1,017	9,336
		$1,020,628

MULTILINE RETAIL – 0.2%
Bon-Ton Stores, Inc.	340	5,216
Fred’s, Inc.	2,032	28,915
Gordmans Stores, Inc.*	160	1,805
Saks, Inc.#,*	3,860	44,583
Tuesday Morning Corp.*	3,530	28,628
		$109,147

SPECIALTY RETAIL – 3.3%
Aeropostale, Inc.#,*	2,910	42,661
America’s Car-Mart, Inc.*	310	14,344
ANN, Inc.*	2,140	63,216
Asbury Automotive Group, Inc.*	1,274	51,075
Barnes & Noble, Inc.#,*	2,170	39,342
bebe stores, Inc.	2,446	13,844
Big 5 Sporting Goods Corp.	1,352	22,714
Body Central Corp.*	510	5,192
Brown Shoe Co., Inc.	2,555	43,205
Buckle, Inc.#	1,175	57,046
Cabela’s, Inc.*	2,014	129,299
Cato Corp.	1,463	35,127
Childrens Place Retail Stores, Inc.*	1,418	69,369

April 30, 2013  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	57

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Citi Trends, Inc.*	936	$11,017
Conn’s, Inc.#,*	1,086	47,035
Destination Maternity Corp.	930	22,087
Destination XL Group, Inc.*	2,440	12,151
Express, Inc.*	3,310	60,275
Finish Line, Inc.	3,014	58,441
Five Below, Inc.#,*	600	21,594
Francesca’s Holdings Corp.#,*	1,440	41,126
Genesco, Inc.*	1,081	66,536
Group 1 Automotive, Inc.	1,534	92,776
Haverty Furniture Cos., Inc.	1,437	34,172
hhgregg, Inc.*	715	9,660
Hibbett Sports, Inc.*	1,114	61,103
Hot Topic, Inc.	2,501	34,889
Jos A Bank Clothiers, Inc.#,*	1,180	51,542
Kirkland’s, Inc.*	330	3,980
Lithia Motors, Inc.	1,440	71,309
Lumber Liquidators Holdings, Inc.#,*	1,081	88,599
MarineMax, Inc.*	800	9,272
Mattress Firm Holding Corp.*	590	22,609
Men’s Wearhouse, Inc.	2,899	97,116
Monro Muffler Brake, Inc.#	1,322	54,678
New York & Co., Inc.*	2,080	9,277
Office Depot, Inc.*	17,890	69,055
OfficeMax, Inc.	5,340	61,463
Penske Automotive Group, Inc.	2,600	80,392
Pep Boys-Manny Moe & Jack*	2,843	32,979
Perfumania Holdings, Inc.*	2,080	12,958
Pier 1 Imports, Inc.	4,000	92,840
RadioShack Corp.#	8,250	26,153
Rent-A-Center, Inc.	3,754	131,127
Restoration Hardware Holdings, Inc.#,*	290	11,296
rue21, Inc.*	520	16,588
Select Comfort Corp.*	2,420	51,352
Shoe Carnival, Inc.	553	11,519
Sonic Automotive, Inc.	2,918	64,167
Stage Stores, Inc.	2,138	59,201
Stein Mart, Inc.	680	5,379
Systemax, Inc.	272	2,492
Tilly’s, Inc.*	710	10,252
Vitamin Shoppe, Inc.*	1,250	61,438
West Marine, Inc.*	60	710
Wet Seal, Inc.*	5,056	16,483
Zumiez, Inc.*	1,163	33,692
		$2,419,214

TEXTILES, APPAREL & LUXURY GOODS – 1.5%
Cherokee, Inc.	150	1,954

Description	Number of Shares	Value
Columbia Sportswear Co.	723	$42,368
Crocs, Inc.*	3,450	55,269
Culp, Inc.	640	10,394
Delta Apparel, Inc.*	1,210	16,190
Fifth & Pacific Cos., Inc.*	7,870	162,279
G-III Apparel Group Ltd.*	1,137	46,230
Iconix Brand Group, Inc.*	4,845	138,809
Jones Group, Inc.	6,160	86,240
K-Swiss, Inc.*	2,058	9,755
Maidenform Brands, Inc.*	929	16,722
Movado Group, Inc.	1,085	32,810
Oxford Industries, Inc.	640	37,843
Perry Ellis International, Inc.	617	10,841
PVH Corp.	98	11,310
Quiksilver, Inc.*	8,690	58,484
RG Barry Corp.	990	13,652
Skechers U.S.A., Inc.*	2,253	46,817
Steven Madden Ltd.*	1,656	80,531
True Religion Apparel, Inc.	1,377	37,262
Tumi Holdings, Inc.*	1,020	23,491
Unifi, Inc.*	926	18,057
Vera Bradley, Inc.#,*	1,210	27,612
Wolverine World Wide, Inc.#	2,016	96,304
		$1,081,224
TOTAL CONSUMER DISCRETIONARY		$9,839,933

CONSUMER STAPLES – 3.5%

BEVERAGES – 0.1%
Boston Beer Co., Inc.#,*	355	60,109
Central European Distribution Corp.*	1,400	98
Coca-Cola Bottling Co. Consolidated	261	16,051
National Beverage Corp.	510	7,512
		$83,770

FOOD & STAPLES RETAILING – 1.2%
Andersons, Inc.	1,145	62,425
Arden Group, Inc.	53	5,242
Casey’s General Stores, Inc.	1,546	89,529
Chefs’ Warehouse, Inc.*	570	10,482
Harris Teeter Supermarkets, Inc.	2,640	110,326
Ingles Markets, Inc.	1,040	22,173
Nash Finch Co.	1,408	28,934
Natural Grocers by Vitamin Cottage, Inc.#,*	510	12,791
Pantry, Inc.*	2,400	35,064
Pricesmart, Inc.#	806	71,919
Rite Aid Corp.*	42,030	111,380
Roundy’s, Inc.#	2,010	14,392
Spartan Stores, Inc.	1,879	31,530

ANNUAL REPORT  /  April 30, 2013

58	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
SUPERVALU, Inc.#	10,740	$62,722
Susser Holdings Corp.*	591	31,423
United Natural Foods, Inc.*	1,977	98,731
Village Super Market, Inc.	650	22,880
Weis Markets, Inc.	510	21,333
		$843,276

FOOD PRODUCTS – 1.5%
Alico, Inc.	260	10,871
Annie’s, Inc.#,*	290	10,959
B&G Foods, Inc.	2,206	68,077
Boulder Brands, Inc.#,*	4,199	37,833
Calavo Growers, Inc.#	307	8,707
Cal-Maine Foods, Inc.	642	27,401
Chiquita Brands International, Inc.#,*	2,481	21,411
Darling International, Inc.*	6,237	115,447
Diamond Foods, Inc.#,*	995	15,005
Dole Food Co., Inc.*	2,350	25,286
Farmer Bros Co.*	388	5,878
Fresh Del Monte Produce, Inc.	2,539	64,516
Griffin Land & Nurseries, Inc.	246	7,343
Hain Celestial Group, Inc.#,*	1,533	100,028
J&J Snack Foods Corp.	544	40,811
John B Sanfilippo & Son, Inc.	590	12,378
Lancaster Colony Corp.	812	64,091
Limoneira Co.#	180	3,353
Omega Protein Corp.*	550	5,121
Pilgrim’s Pride Corp.*	3,300	32,307
Post Holdings, Inc.*	1,180	51,672
Sanderson Farms, Inc.	1,061	64,997
Seaboard Corp.	17	46,682
Seneca Foods Corp.*	420	13,688
Snyders-Lance, Inc.	2,101	52,903
Tootsie Roll Industries, Inc.#	1,243	38,819
TreeHouse Foods, Inc.*	1,762	112,257
		$1,057,841

HOUSEHOLD PRODUCTS – 0.2%
Central Garden and Pet Co.*	1,854	16,315
Harbinger Group, Inc.*	2,990	27,030
Oil-Dri Corp. of America	160	4,402
Orchids Paper Products Co.	480	11,040
Spectrum Brands Holdings, Inc.	1,030	57,680
WD-40 Co.	654	35,270
		$151,737

PERSONAL PRODUCTS – 0.3%
Elizabeth Arden, Inc.*	1,137	46,560
Female Health Co.	1,410	10,815
Inter Parfums, Inc.	898	26,015

Description	Number of Shares	Value
Medifast, Inc.*	440	$11,528
Nature’s Sunshine Products, Inc.	380	5,559
Nutraceutical International Corp.	460	8,496
Prestige Brands Holdings, Inc.*	2,507	67,564
Revlon, Inc.*	780	15,093
Star Scientific, Inc.#,*	4,009	4,971
Synutra International, Inc.#,*	429	2,072
USANA Health Sciences, Inc.#,*	475	26,800
		$225,473

TOBACCO – 0.2%
Alliance One International, Inc.*	8,162	30,607
Universal Corp.#	1,372	78,959
Vector Group Ltd.#	2,867	46,761
		$156,327
TOTAL CONSUMER STAPLES		$2,518,424

ENERGY – 6.0%

ENERGY EQUIPMENT & SERVICES – 2.2%
Basic Energy Services, Inc.#,*	2,022	27,762
Bolt Technology Corp.	800	12,800
Bristow Group, Inc.	2,301	145,423
C&J Energy Services, Inc.#,*	2,120	41,955
Cal Dive International, Inc.*	3,789	6,328
Dawson Geophysical Co.*	343	10,544
Dril-Quip, Inc.*	1,578	132,094
Exterran Holdings, Inc.*	4,170	110,171
Forbes Energy Services Ltd.*	3,210	12,102
Forum Energy Technologies, Inc.#,*	800	22,248
Geospace Technologies Corp.*	522	44,041
Global Geophysical Services, Inc.#,*	490	1,784
Gulf Island Fabrication, Inc.	463	9,519
Gulfmark Offshore, Inc.	1,781	74,125
Heckmann Corp.#,*	9,220	34,022
Helix Energy Solutions Group, Inc.*	6,960	160,358
Hercules Offshore, Inc.*	10,340	76,206
Hornbeck Offshore Services, Inc.*	2,128	95,590
ION Geophysical Corp.*	5,947	37,109
Key Energy Services, Inc.*	11,070	65,756
Lufkin Industries, Inc.	1,310	115,660
Matrix Service Co.*	1,613	24,243
Mitcham Industries, Inc.*	240	3,564
Natural Gas Services Group, Inc.*	704	14,214
Newpark Resources, Inc.*	5,522	57,981
Parker Drilling Co.*	8,824	36,355
PHI, Inc.*	935	25,965
Pioneer Energy Services Corp.*	4,488	31,640
RigNet, Inc.*	480	11,616

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Tesco Corp.*	1,580	$19,276
TETRA Technologies, Inc.*	5,340	48,754
TGC Industries, Inc.	1,260	11,176
Vantage Drilling Co.*	19,290	32,600
Willbros Group, Inc.*	2,928	27,816
		$1,580,797

OIL, GAS & CONSUMABLE FUELS – 3.8%
Abraxas Petroleum Corp.#,*	4,480	10,035
Adams Resources & Energy, Inc.	350	17,391
Alon USA Energy, Inc.	624	10,358
Amyris, Inc.#,*	990	2,693
Apco Oil and Gas International, Inc.#,*	480	4,853
Approach Resources, Inc.#,*	1,430	33,920
Arch Coal, Inc.#	14,270	69,209
ATP Oil & Gas Corp.*	2,852	399
Berry Petroleum Co.	2,134	102,240
Bill Barrett Corp.#,*	3,465	68,815
Bonanza Creek Energy, Inc.*	730	25,075
BPZ Resources, Inc.*	4,853	10,385
Callon Petroleum Co.*	1,680	6,014
Carrizo Oil & Gas, Inc.*	2,076	50,281
Clayton Williams Energy, Inc.*	313	12,082
Clean Energy Fuels Corp.#,*	2,379	31,379
Cloud Peak Energy, Inc.*	4,280	83,631
Comstock Resources, Inc.*	3,470	54,340
Contango Oil & Gas Co.	649	24,415
Crimson Exploration, Inc.*	110	338
Crosstex Energy, Inc.	1,773	32,641
CVR Energy, Inc.	746	36,755
Delek US Holdings, Inc.	1,232	44,463
Diamondback Energy, Inc.#,*	470	12,342
Emerald Oil, Inc.*	2,347	15,091
Endeavour International Corp.#,*	1,533	4,200
Energy XXI Bermuda Ltd.	3,620	82,319
EPL Oil & Gas, Inc.*	2,020	65,993
Evolution Petroleum Corp.*	1,160	11,530
Forest Oil Corp.*	6,750	28,282
Frontline Ltd.#,*	2,000	3,640
FX Energy, Inc.*	2,593	9,957
GasLog Ltd.	1,180	15,104
Gastar Exploration Ltd.*	1,490	4,172
Gevo, Inc.#,*	1,380	2,546
Goodrich Petroleum Corp.#,*	1,285	16,756
Green Plains Renewable Energy, Inc.*	1,390	17,389
Gulfport Energy Corp.*	4,470	233,289
Halcon Resources Corp.#,*	5,621	36,761

Description	Number of Shares	Value
Hallador Energy Co.	1,410	$10,096
Harvest Natural Resources, Inc.#,*	1,209	3,966
Isramco, Inc.#,*	40	3,654
KiOR, Inc.#,*	1,360	6,623
Knightsbridge Tankers Ltd.#	2,663	18,242
Kodiak Oil & Gas Corp.*	10,480	82,058
Magnum Hunter Resources Corp.#,*	8,460	23,011
Matador Resources Co.*	1,590	15,693
McMoRan Exploration Co.#,*	7,058	116,810
Midstates Petroleum Co., Inc.*	1,460	8,424
Miller Energy Resources, Inc.#,*	540	2,052
Nordic American Tankers Ltd.	3,698	32,949
Northern Oil and Gas, Inc.#,*	2,460	31,709
Oasis Petroleum, Inc.*	3,170	108,509
Panhandle Oil and Gas, Inc.	586	16,689
Patriot Coal Corp.*	3,730	347
PDC Energy, Inc.*	1,979	85,691
Penn Virginia Corp.#	3,564	14,363
PetroQuest Energy, Inc.*	3,153	13,495
Quicksilver Resources, Inc.#,*	10,290	25,931
Renewable Energy Group, Inc.*	2,130	20,938
Resolute Energy Corp.*	2,790	25,724
REX American Resources Corp.*	200	3,738
Rex Energy Corp.*	2,195	35,274
Rosetta Resources, Inc.*	2,128	91,312
Sanchez Energy Corp.#,*	460	8,331
Scorpio Tankers, Inc.	7,180	62,107
SemGroup Corp.	2,630	136,366
Ship Finance International Ltd.	3,303	54,433
Solazyme, Inc.#,*	1,820	16,562
Stone Energy Corp.*	3,234	63,807
Swift Energy Co.*	3,336	43,168
Synergy Resources Corp.*	1,650	11,138
Targa Resources Corp.	1,210	79,570
Teekay Tankers Ltd.#	7,768	19,653
Triangle Petroleum Corp.*	1,410	7,741
Uranerz Energy Corp.#,*	1,910	1,948
Uranium Energy Corp.*	3,940	6,107
Vaalco Energy, Inc.*	2,387	16,041
W&T Offshore, Inc.#	2,030	23,710
Warren Resources, Inc.*	2,940	7,732
Western Refining, Inc.#	2,825	87,321
Westmoreland Coal Co.*	140	1,690
		$2,735,806
TOTAL ENERGY		$4,316,603

ANNUAL REPORT  /  April 30, 2013

60	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
FINANCIALS – 27.3%

CAPITAL MARKETS – 2.8%
Apollo Investment Corp.	13,022	$114,724
Arlington Asset Investment Corp.	830	22,485
Artio Global Investors, Inc.	2,080	5,699
BGC Partners, Inc.	4,390	25,111
BlackRock Kelso Capital Corp.#	5,740	57,113
Calamos Asset Management, Inc.	1,585	17,990
Capital Southwest Corp.	102	12,004
CIFC Corp.*	1,380	10,805
Cohen & Steers, Inc.#	873	34,492
Cowen Group, Inc.*	5,765	14,758
Diamond Hill Investment Group, Inc.	160	12,078
Evercore Partners, Inc.	1,753	66,176
FBR & Co.*	1,897	39,515
Fidus Investment Corp.	570	10,716
Fifth Street Finance Corp.	6,746	74,476
Financial Engines, Inc.	1,980	72,013
FXCM, Inc.	1,730	23,441
GAMCO Investors, Inc.	202	10,605
GFI Group, Inc.	6,051	24,265
Gladstone Capital Corp.	1,822	16,890
Gladstone Investment Corp.	3,547	26,390
Golub Capital BDC, Inc.#	1,490	26,269
Greenhill & Co., Inc.	1,170	54,042
GSV Capital Corp.#,*	1,170	8,997
Harris & Harris Group, Inc.*	2,760	9,108
Hercules Technology Growth Capital, Inc.	3,617	48,106
HFF, Inc.	1,900	39,805
Horizon Technology Finance Corp.#	850	12,486
ICG Group, Inc.*	1,734	20,583
INTL. FCStone, Inc.#,*	1,696	29,036
Investment Technology Group, Inc.*	3,060	33,323
JMP Group, Inc.	3,030	19,574
KCAP Financial, Inc.#	1,700	18,394
Knight Capital Group, Inc.*	11,042	39,089
Ladenburg Thalmann Financial Services, Inc.*	5,250	7,717
Main Street Capital Corp.	1,745	52,455
Manning & Napier, Inc.	1,080	18,911
MCG Capital Corp.	4,950	25,443
Medallion Financial Corp.	1,311	19,586
Medley Capital Corp.	1,600	24,928
MVC Capital, Inc.	2,454	31,877
New Mountain Finance Corp.	2,020	30,785
NGP Capital Resources Co.	3,107	20,693
Oppenheimer Holdings, Inc.	850	15,725
PennantPark Investment Corp.	5,130	60,021

Description	Number of Shares	Value
Piper Jaffray Cos.*	770	$25,995
Prospect Capital Corp.	12,909	142,386
Pzena Investment Management, Inc.	715	4,533
Safeguard Scientifics, Inc.*	1,135	18,319
Solar Capital Ltd.	2,810	67,243
Solar Senior Capital Ltd.	790	15,144
Stifel Financial Corp.*	2,976	95,887
SWS Group, Inc.*	1,777	10,111
TCP Capital Corp.	800	12,536
Teton Advisors, Inc.#	10	180
THL Credit, Inc.	800	12,304
TICC Capital Corp.#	3,759	38,229
Triangle Capital Corp.#	1,986	55,548
Virtus Investment Partners, Inc.*	323	61,693
Walter Investment Management Corp.*	2,202	73,899
Westwood Holdings Group, Inc.	460	20,102
WhiteHorse Finance, Inc.#	910	14,424
WisdomTree Investments, Inc.*	2,650	30,740
		$2,057,972

COMMERCIAL BANKS – 7.4%
1st Source Corp.	1,188	27,954
1st United Bancorp, Inc.	740	4,906
American National Bankshares, Inc.	490	10,648
Ameris Bancorp*	830	11,512
Ames National Corp.#	11	216
Arrow Financial Corp.#	924	22,352
Bancfirst Corp.	134	5,607
Banco Latinoamericano de Comercio
Exterior SA	2,264	51,370
Bancorp, Inc.*	1,510	19,630
BancorpSouth, Inc.	6,010	96,160
Bank of Kentucky Financial Corp.	370	9,701
Bank of Marin Bancorp	310	12,276
Bank of the Ozarks, Inc.	1,422	58,202
Banner Corp.	1,200	39,204
Bar Harbor Bankshares	400	14,400
BBCN Bancorp, Inc.	4,601	59,261
Boston Private Financial Holdings, Inc.	5,138	49,530
Bridge Bancorp, Inc.	570	11,508
Bridge Capital Holdings*	300	4,374
Bryn Mawr Bank Corp.	475	11,034
BSB Bancorp, Inc.*	1,470	20,212
C&F Financial Corp.	250	10,050
Camden National Corp.	263	8,782
Capital Bank Financial Corp.*	1,280	22,874
Capital City Bank Group, Inc.*	951	11,887
Cardinal Financial Corp.	1,330	20,282
Cathay General Bancorp	4,732	93,268

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	61

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Center Bancorp, Inc.	130	$1,514
Centerstate Banks, Inc.	2,486	20,684
Central Pacific Financial Corp.*	800	13,472
Century Bancorp, Inc.	410	13,932
Chemical Financial Corp.	1,738	43,102
Citizens & Northern Corp.	831	16,088
City Holding Co.#	762	29,093
CNB Financial Corp.	910	14,733
CoBiz Financial, Inc.	1,980	16,949
Columbia Banking System, Inc.	3,299	70,830
Community Bank System, Inc.	2,904	83,171
Community Trust Bancorp, Inc.	928	32,127
CVB Financial Corp.	5,494	59,720
Eagle Bancorp, Inc.*	1,340	30,994
Enterprise Bancorp, Inc.	60	967
Enterprise Financial Services Corp.	753	10,828
Farmers National Banc Corp.#	2,030	13,398
Fidelity Southern Corp.*	967	11,497
Financial Institutions, Inc.	873	16,700
First BanCorp#,*	6,500	38,415
First Bancorp	1,095	14,246
First Bancorp, Inc.	439	7,503
First Busey Corp.	7,781	33,458
First California Financial Group, Inc.*	1,340	10,814
First Commonwealth Financial Corp.	6,326	45,231
First Community Bancshares, Inc.	1,301	20,179
First Connecticut Bancorp, Inc.	1,340	19,886
First Financial Bancorp	4,075	62,633
First Financial Bankshares, Inc.#	2,081	102,822
First Financial Corp.	935	28,882
First Interstate Bancsystem, Inc.	1,240	25,197
First Merchants Corp.	1,795	29,133
First Midwest Bancorp, Inc.	4,761	59,751
First of Long Island Corp.	220	6,646
FirstMerit Corp.	10,732	183,839
FNB Corp.	8,836	100,642
FNB United Corp.#,*	780	5,850
German American Bancorp, Inc.	400	8,528
Glacier Bancorp, Inc.	4,471	82,490
Great Southern Bancorp, Inc.	490	12,921
Guaranty Bancorp	6,220	13,186
Hancock Holding Co.#	5,178	141,204
Hanmi Financial Corp.*	2,400	37,032
Heartland Financial USA, Inc.	593	15,068
Heritage Commerce Corp.*	2,150	14,125
Heritage Financial Corp.	820	11,439
Home BancShares, Inc.	1,462	58,071
HomeTrust Bancshares, Inc.*	1,540	24,563

Description	Number of Shares	Value
Horizon Bancorp	580	$11,194
Hudson Valley Holding Corp.	1,112	17,103
Iberiabank Corp.	2,074	94,616
Independent Bank Corp.	1,586	49,229
International Bancshares Corp.	3,902	75,699
Investors Bancorp, Inc.#	1,871	37,046
Lakeland Bancorp, Inc.	1,692	16,176
Lakeland Financial Corp.	1,015	27,202
MainSource Financial Group, Inc.	979	12,404
MB Financial, Inc.	3,415	84,555
Mercantile Bank Corp.	620	10,360
Merchants Bancshares, Inc.	290	8,799
Metro Bancorp, Inc.*	572	10,153
MetroCorp Bancshares, Inc.*	900	9,045
Middleburg Financial Corp.	690	12,482
MidSouth Bancorp, Inc.	820	12,882
MidWestOne Financial Group, Inc.	480	11,472
National Bank Holdings Corp.	1,140	20,588
National Bankshares, Inc.#	200	6,550
National Penn Bancshares, Inc.	8,141	79,700
NBT Bancorp, Inc.	3,180	64,395
Northrim BanCorp, Inc.	580	12,632
OFG Bancorp	3,634	58,398
Old National Bancorp	6,471	78,817
OmniAmerican Bancorp, Inc.*	740	18,426
Pacific Continental Corp.	1,340	14,981
Pacific Mercantile Bancorp*	2,380	14,280
PacWest Bancorp#	1,789	49,609
Park National Corp.	598	40,891
Park Sterling Corp.*	3,640	20,857
Peapack Gladstone Financial Corp.	940	13,705
Penns Woods Bancorp, Inc.#	160	6,547
Peoples Bancorp, Inc.	596	12,146
Pinnacle Financial Partners, Inc.*	2,481	60,214
Preferred Bank*	650	10,725
PrivateBancorp, Inc.	4,250	81,515
Prosperity Bancshares, Inc.	2,995	137,590
Renasant Corp.	1,581	36,078
Republic Bancorp, Inc.	827	18,359
S&T Bancorp, Inc.	2,010	37,929
Sandy Spring Bancorp, Inc.	2,147	43,971
SCBT Financial Corp.#	1,170	55,891
Sierra Bancorp	516	6,667
Simmons First National Corp.	1,426	34,966
Southside Bancshares, Inc.#	1,571	33,584
Southwest Bancorp, Inc.*	1,132	14,965
State Bank Financial Corp.	2,320	34,127
StellarOne Corp.	1,393	20,881

ANNUAL REPORT  /  April 30, 2013

62	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Sterling Bancorp	1,237	$13,953
Sterling Financial Corp.	1,230	26,814
Suffolk Bancorp*	854	13,357
Sun Bancorp, Inc.*	1,460	4,701
Susquehanna Bancshares, Inc.	12,682	147,999
SY Bancorp, Inc.	530	12,169
Taylor Capital Group, Inc.*	730	10,695
Texas Capital Bancshares, Inc.*	1,858	77,404
Tompkins Financial Corp.	710	29,678
TowneBank#	1,921	27,490
Trico Bancshares	1,093	19,095
Trustmark Corp.#	4,238	104,043
UMB Financial Corp.	1,994	100,378
Umpqua Holdings Corp.	7,906	94,872
Union First Market Bankshares Corp.	1,079	20,404
United Bankshares, Inc.#	3,124	79,068
United Community Banks, Inc.*	3,214	35,193
Univest Corp. of Pennsylvania	1,793	31,431
Virginia Commerce Bancorp, Inc.*	1,480	19,891
Washington Banking Co.	920	12,696
Washington Trust Bancorp, Inc.	576	15,408
Webster Financial Corp.	5,040	117,785
WesBanco, Inc.	2,016	50,460
West Bancorporation, Inc.	1,097	11,826
Westamerica Bancorporation#	1,303	56,537
Western Alliance Bancorp*	4,821	70,917
Wilshire Bancorp, Inc.*	3,780	24,154
Wintrust Financial Corp.	2,113	75,772
		$5,365,344

CONSUMER FINANCE – 0.7%
Asta Funding, Inc.	1,350	12,676
Cash America International, Inc.#	1,426	62,216
Credit Acceptance Corp.*	298	29,898
DFC Global Corp.*	2,478	33,453
Encore Capital Group, Inc.#,*	985	28,063
Ezcorp, Inc.*	2,169	36,656
First Cash Financial Services, Inc.*	1,149	59,139
First Marblehead Corp.*	5,080	6,248
Green Dot Corp.#,*	1,050	16,495
Nelnet, Inc.	1,302	44,268
Netspend Holdings, Inc.*	1,090	17,396
Portfolio Recovery Associates, Inc.*	709	87,030
Regional Management Corp.*	650	14,092
World Acceptance Corp.#,*	464	41,231
		$488,861

DIVERSIFIED FINANCIAL SERVICES – 0.3%
California First National Bancorp	150	2,388

Description	Number of Shares	Value
Gain Capital Holdings, Inc.	2,760	$13,607
MarketAxess Holdings, Inc.	1,547	65,469
Marlin Business Services Corp.	480	11,630
NewStar Financial, Inc.*	924	11,042
PHH Corp.*	3,547	74,771
PICO Holdings, Inc.*	1,180	25,606
Resource America, Inc.	1,290	11,894
		$216,407

INSURANCE – 3.1%
Alterra Capital Holdings Ltd.	5,575	181,466
American Equity Investment Life Holding Co.	4,603	70,150
American Safety Insurance Holdings Ltd.*	877	21,118
AMERISAFE, Inc.	1,082	35,338
Amtrust Financial Services, Inc.#	1,566	49,580
Argo Group International Holdings Ltd.	1,921	79,625
Baldwin & Lyons, Inc.	492	11,956
Citizens, Inc.#,*	1,797	11,752
CNO Financial Group, Inc.	13,580	153,726
Crawford & Co.	1,767	13,412
Donegal Group, Inc.	940	13,762
Eastern Insurance Holdings, Inc.	630	11,737
eHealth, Inc.*	804	16,836
EMC Insurance Group, Inc.	510	14,397
Employers Holdings, Inc.	1,347	30,510
Enstar Group Ltd.*	559	71,043
FBL Financial Group, Inc.	933	36,676
First American Financial Corp.	6,520	174,540
Global Indemnity PLC*	524	11,680
Greenlight Capital Re Ltd.*	2,150	52,912
Hallmark Financial Services*	7	63
Hilltop Holdings, Inc.*	2,131	28,534
Homeowners Choice, Inc.#	430	11,412
Horace Mann Educators Corp.	3,064	69,093
Independence Holding Co.	1,800	18,900
Infinity Property & Casualty Corp.	698	39,605
Kansas City Life Insurance Co.	370	13,357
Maiden Holdings Ltd.	4,002	41,341
Meadowbrook Insurance Group, Inc.	4,025	31,314
Montpelier Re Holdings Ltd.	2,884	74,292
National Financial Partners Corp.*	2,390	60,563
National Interstate Corp.	519	15,077
National Western Life Insurance Co.	165	30,132
Navigators Group, Inc.*	426	24,657
OneBeacon Insurance Group Ltd.	2,090	28,403
Phoenix Cos., Inc.*	811	23,608
Platinum Underwriters Holdings Ltd.	2,220	125,985

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Primerica, Inc.	2,900	$98,484
RLI Corp.	1,356	97,429
Safety Insurance Group, Inc.	1,014	50,365
Selective Insurance Group, Inc.	3,803	89,104
State Auto Financial Corp.	638	11,088
Stewart Information Services Corp.	1,499	40,578
Symetra Financial Corp.	5,730	78,100
Tower Group International Ltd.	2,081	39,373
United Fire Group, Inc.	1,365	38,165
Universal Insurance Holdings, Inc.	2,460	14,711
		$2,255,949

REAL ESTATE INVESTMENT TRUSTS – 10.5%
Acadia Realty Trust	2,135	60,954
AG Mortgage Investment Trust, Inc.#	1,900	49,153
Agree Realty Corp.	979	29,439
Alexander’s, Inc.	96	29,567
American Assets Trust, Inc.	2,330	78,661
American Capital Mortgage Investment Corp.	3,820	101,459
AmREIT, Inc.	830	15,778
Anworth Mortgage Asset Corp.	10,551	66,577
Apollo Commercial Real Estate Finance, Inc.	2,170	38,496
Apollo Residential Mortgage, Inc.	1,990	44,297
Ares Commercial Real Estate Corp.#	1,220	20,533
ARMOUR Residential REIT, Inc.	25,780	167,312
Ashford Hospitality Trust, Inc.	4,350	56,028
Associated Estates Realty Corp.	2,294	40,994
Campus Crest Communities, Inc.	3,960	54,094
CapLease, Inc.	5,851	41,074
Capstead Mortgage Corp.	7,100	94,288
Cedar Realty Trust, Inc.	4,046	25,935
Chatham Lodging Trust	1,140	20,873
Chesapeake Lodging Trust	3,060	72,400
Colonial Properties Trust	5,853	135,848
Colony Financial, Inc.	4,320	96,336
Coresite Realty Corp.	1,190	43,054
Cousins Properties, Inc.	6,347	69,309
CubeSmart	8,804	154,686
CYS Investments, Inc.	11,860	147,420
DCT Industrial Trust, Inc.	16,955	132,758
DiamondRock Hospitality Co.	12,167	121,427
DuPont Fabros Technology, Inc.#	2,975	74,791
Dynex Capital, Inc.	4,520	48,590
EastGroup Properties, Inc.	1,254	79,090
Education Realty Trust, Inc.	6,101	67,050
EPR Properties	3,139	177,479
Equity One, Inc.	3,552	90,540
Excel Trust, Inc.	3,390	51,630

Description	Number of Shares	Value
FelCor Lodging Trust, Inc.*	4,680	$27,986
First Industrial Realty Trust, Inc.	6,382	114,493
First Potomac Realty Trust	3,384	54,144
Franklin Street Properties Corp.	5,357	81,801
Geo Group, Inc.	4,856	181,857
Getty Realty Corp.#	1,437	30,766
Gladstone Commercial Corp.#	1,150	22,011
Glimcher Realty Trust	5,605	70,287
Government Properties Income Trust	3,150	82,057
Gramercy Property Trust, Inc.*	3,070	14,582
Healthcare Realty Trust, Inc.	6,006	180,300
Hersha Hospitality Trust	10,648	63,675
Highwoods Properties, Inc.	3,335	136,835
Hudson Pacific Properties, Inc.	2,810	64,096
Inland Real Estate Corp.	4,565	51,676
Invesco Mortgage Capital, Inc.	9,240	197,736
Investors Real Estate Trust	6,057	58,935
iStar Financial, Inc.#,*	6,500	75,920
JAVELIN Mortgage Investment Corp.#	740	14,904
Kite Realty Group Trust	4,530	29,898
LaSalle Hotel Properties	5,061	131,232
Lexington Realty Trust	9,881	126,576
LTC Properties, Inc.	1,782	82,863
Medical Properties Trust, Inc.	9,865	158,728
Mission West Properties Escrow	1,655	—
Monmouth Real Estate Investment Corp.	1,802	19,173
National Health Investors, Inc.	1,054	69,817
New York Mortgage Trust, Inc.#	4,850	34,629
NorthStar Realty Finance Corp.#	13,180	131,405
Omega Healthcare Investors, Inc.#	4,415	145,121
One Liberty Properties, Inc.	450	10,323
Parkway Properties, Inc.	1,329	24,228
Pebblebrook Hotel Trust	4,060	110,270
Pennsylvania Real Estate Investment Trust#	3,601	74,649
PennyMac Mortgage Investment Trust	4,010	101,253
Potlatch Corp.	2,031	96,168
PS Business Parks, Inc.	899	71,740
RAIT Financial Trust#	5,467	46,688
Ramco-Gershenson Properties Trust	4,064	70,998
Redwood Trust, Inc.	5,339	121,836
Resource Capital Corp.	7,982	52,601
Retail Opportunity Investments Corp.#	3,260	48,281
RLJ Lodging Trust	8,140	187,546
Rouse Properties, Inc.#	1,520	28,804
Ryman Hospitality Properties#	1,542	68,557
Sabra Health Care REIT, Inc.	2,723	81,200
Saul Centers, Inc.	438	19,622
Select Income REIT	1,180	33,665

ANNUAL REPORT  /  April 30, 2013

64	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Silver Bay Realty Trust Corp.	1,669	$31,845
Sovran Self Storage, Inc.	1,207	82,800
Spirit Realty Capital, Inc.	1,690	36,386
STAG Industrial, Inc.	2,600	57,304
Starwood Property Trust, Inc.	9,120	250,709
Strategic Hotels & Resorts, Inc.*	7,160	57,781
Summit Hotel Properties, Inc.	4,370	43,656
Sun Communities, Inc.	1,211	61,943
Sunstone Hotel Investors, Inc.*	8,834	109,630
Terreno Realty Corp.	1,530	28,795
Two Harbors Investment Corp.	22,850	273,743
UMH Properties, Inc.	410	4,531
Universal Health Realty Income Trust	597	32,077
Urstadt Biddle Properties, Inc.	1,065	23,718
Washington Real Estate Investment Trust	3,652	104,301
Western Asset Mortgage Capital Corp.#	1,740	38,976
Whitestone REIT#	1,480	24,420
Winthrop Realty Trust	2,820	35,842
		$7,598,309

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
AV Homes, Inc.*	512	6,610
Consolidated-Tomoka Land Co.	290	10,791
Forestar Group, Inc.*	2,258	48,637
Kennedy-Wilson Holdings, Inc.	2,680	44,568
Tejon Ranch Co.*	798	23,286
Thomas Properties Group, Inc.	1,940	9,875
Zillow, Inc.#,*	60	3,530
		$147,297

THRIFTS & MORTGAGE FINANCE – 2.3%
Astoria Financial Corp.	6,650	63,773
Bank Mutual Corp.	4,791	24,817
BankFinancial Corp.	1,681	13,263
Beneficial Mutual Bancorp, Inc.*	1,250	10,687
Berkshire Hills Bancorp, Inc.	1,821	47,091
BofI Holding, Inc.*	650	26,507
Brookline Bancorp, Inc.	3,558	29,887
Cape Bancorp, Inc.	640	5,766
Charter Financial Corp.#	1,446	14,706
Clifton Savings Bancorp, Inc.	1,090	13,091
Dime Community Bancshares, Inc.	2,823	40,284
Doral Financial Corp.#,*	3,288	2,477
ESB Financial Corp.	1,560	21,840
ESSA Bancorp, Inc.	1,740	18,740
EverBank Financial Corp.#	1,410	22,560
Federal Agricultural Mortgage Corp.	470	14,937
First Defiance Financial Corp.	550	12,452

Description	Number of Shares	Value
First Financial Holdings, Inc.	854	$17,114
First Financial Northwest, Inc.*	2,580	20,898
First Pactrust Bancorp, Inc.#	500	5,680
Flushing Financial Corp.	2,554	38,770
Fox Chase Bancorp, Inc.	980	16,572
Franklin Financial Corp.	620	11,272
Heritage Financial Group, Inc.	1,120	16,565
Hingham Institution for Savings	230	15,642
Home Bancorp, Inc.*	710	12,851
Home Federal Bancorp, Inc.	653	7,954
Home Loan Servicing Solutions Ltd.	3,460	78,369
HomeStreet, Inc.	390	8,385
Kearny Financial Corp.	19	187
Meridian Interstate Bancorp, Inc.*	220	4,024
MGIC Investment Corp.#,*	20,850	112,590
Nationstar Mortgage Holdings, Inc.#,*	740	27,210
Northfield Bancorp, Inc.	625	7,350
Northwest Bancshares, Inc.	6,188	75,803
OceanFirst Financial Corp.	1,788	25,407
Ocwen Financial Corp.*	6,976	255,182
Oritani Financial Corp.	1,940	30,012
Peoples Federal Bancshares, Inc.	890	16,607
Provident Financial Holdings, Inc.	550	8,910
Provident Financial Services, Inc.	4,265	65,382
Provident New York Bancorp	3,574	32,309
Radian Group, Inc.#	11,556	138,094
Rockville Financial, Inc.	1,562	20,306
Roma Financial Corp.	100	1,702
SI Financial Group, Inc.	1,440	16,704
Simplicity Bancorp, Inc.	670	10,050
Territorial Bancorp, Inc.	730	17,067
TrustCo Bank Corp.	6,890	36,930
United Financial Bancorp, Inc.	2,130	31,545
ViewPoint Financial Group, Inc.	1,741	32,417
Walker & Dunlop, Inc.*	510	9,083
Westfield Financial, Inc.	3,124	23,524
WSFS Financial Corp.	738	36,118
		$1,667,463
TOTAL FINANCIALS		$19,797,602

HEALTH CARE – 10.3%

BIOTECHNOLOGY – 3.2%
Achillion Pharmaceuticals, Inc.*	2,150	16,211
Acorda Therapeutics, Inc.*	1,733	68,575
Aegerion Pharmaceuticals, Inc.#,*	1,280	53,811
Affymax, Inc.#,*	1,875	1,688
Alkermes PLC*	4,913	150,387

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	65

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Alnylam Pharmaceuticals, Inc.*	1,970	$47,181
AMAG Pharmaceuticals, Inc.*	1,020	22,491
Amicus Therapeutics, Inc.#,*	90	292
Anacor Pharmaceuticals, Inc.#,*	50	335
Arena Pharmaceuticals, Inc.#,*	9,430	77,703
Arqule, Inc.*	3,040	8,968
Array BioPharma, Inc.*	6,243	37,146
Astex Pharmaceuticals*	6,220	42,794
AVEO Pharmaceuticals, Inc.#,*	1,390	7,103
BioCryst Pharmaceuticals, Inc.#,*	1,130	2,271
Biospecifics Technologies Corp.*	150	2,380
Biotime, Inc.#,*	260	941
Celldex Therapeutics, Inc.*	3,363	43,887
Cepheid, Inc.*	2,607	99,405
Clovis Oncology, Inc.#,*	530	19,833
Codexis, Inc.*	770	1,725
Coronado Biosciences, Inc.#,*	1,460	16,425
Cubist Pharmaceuticals, Inc.*	2,542	116,729
Curis, Inc.#,*	2,950	11,062
Cytori Therapeutics, Inc.#,*	2,187	6,145
Dendreon Corp.#,*	5,560	26,188
Discovery Laboratories, Inc.*	4,290	7,250
Dyax Corp.*	2,921	8,033
Dynavax Technologies Corp.*	6,770	15,909
Emergent Biosolutions, Inc.*	991	15,202
Enzon Pharmaceuticals, Inc.	1,860	6,138
Exact Sciences Corp.*	2,440	22,790
Exelixis, Inc.#,*	8,152	42,309
Genomic Health, Inc.#,*	750	22,770
Geron Corp.*	6,027	7,052
GTx, Inc.*	350	1,617
Halozyme Therapeutics, Inc.*	3,951	23,864
Idenix Pharmaceuticals, Inc.#,*	3,412	12,624
ImmunoCellular Therapeutics Ltd.*	4,650	11,718
ImmunoGen, Inc.#,*	4,218	67,572
Immunomedics, Inc.*	2,800	7,168
Infinity Pharmaceuticals, Inc.*	980	42,228
InterMune, Inc.#,*	3,946	36,816
Ironwood Pharmaceuticals, Inc.#,*	3,380	51,410
Isis Pharmaceuticals, Inc.*	3,582	80,201
Keryx Biopharmaceuticals, Inc.#,*	2,860	23,309
Lexicon Pharmaceuticals, Inc.*	9,060	17,939
Ligand Pharmaceuticals, Inc.#,*	655	17,895
MannKind Corp.#,*	7,307	28,863
Maxygen, Inc.	196	470
Momenta Pharmaceuticals, Inc.*	2,030	25,010
Neurocrine Biosciences, Inc.*	2,837	32,739
NewLink Genetics Corp.#,*	470	6,552

Description	Number of Shares	Value
Novavax, Inc.#,*	5,063	$11,898
NPS Pharmaceuticals, Inc.*	3,352	45,017
OncoGenex Pharmaceutical, Inc.#,*	1,200	12,156
Oncothyreon, Inc.#,*	2,180	5,472
Opko Health, Inc.#,*	5,020	33,433
Orexigen Therapeutics, Inc.#,*	3,845	23,378
Osiris Therapeutics, Inc.#,*	704	7,899
PDL BioPharma, Inc.#	6,856	53,065
Pharmacyclics, Inc.*	2,070	168,705
Progenics Pharmaceuticals, Inc.*	1,876	8,630
Raptor Pharmaceutical Corp.#,*	3,780	26,082
Repligen Corp.*	1,780	15,949
Rigel Pharmaceuticals, Inc.*	3,171	15,189
Sangamo Biosciences, Inc.#,*	2,305	23,465
Seattle Genetics, Inc.#,*	3,815	140,964
SIGA Technologies, Inc.#,*	1,840	6,072
Spectrum Pharmaceuticals, Inc.#	2,840	21,044
Sunesis Pharmaceuticals, Inc.#,*	610	3,434
Synageva BioPharma Corp.*	450	23,261
Synergy Pharmaceuticals, Inc.#,*	2,310	12,128
Synta Pharmaceuticals Corp.*	2,000	20,500
Targacept, Inc.*	640	2,950
Theravance, Inc.#,*	2,616	88,290
Threshold Pharmaceuticals, Inc.#,*	1,280	6,170
Trius Therapeutics, Inc.*	1,740	12,128
Vanda Pharmaceuticals, Inc.*	4,140	20,120
Vical, Inc.#,*	1,980	7,306
Xoma Corp.#,*	3,250	11,375
ZIOPHARM Oncology, Inc.#,*	2,920	4,906
		$2,348,110

HEALTH CARE EQUIPMENT & SUPPLIES – 2.6%
Abaxis, Inc.	1,051	44,867
ABIOMED, Inc.#,*	1,412	26,080
Accuray, Inc.#,*	2,732	12,021
Align Technology, Inc.*	2,941	97,406
Alphatec Holdings, Inc.*	400	756
Analogic Corp.	508	40,376
AngioDynamics, Inc.*	989	10,019
Antares Pharma, Inc.#,*	3,030	11,484
ArthroCare Corp.*	1,340	46,431
AtriCure, Inc.*	750	6,255
Atrion Corp.	90	18,035
Biolase Technology, Inc.#,*	2	11
Cantel Medical Corp.	846	26,742
Cardiovascular Systems, Inc.*	1,160	19,906
Cerus Corp.#,*	2,350	12,502

ANNUAL REPORT  /  April 30, 2013

66	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Conceptus, Inc.*	1,470	$45,585
CONMED Corp.	1,873	58,681
CryoLife, Inc.	1,550	9,300
Cyberonics, Inc.*	1,150	49,933
Cynosure, Inc.*	603	15,594
Derma Sciences, Inc.#,*	930	11,244
DexCom, Inc.*	3,063	50,264
Endologix, Inc.*	2,710	40,704
Exactech, Inc.*	622	11,507
Greatbatch, Inc.*	1,511	42,217
Haemonetics Corp.*	2,100	80,850
Hansen Medical, Inc.*	2,673	5,239
HeartWare International, Inc.#,*	650	63,180
ICU Medical, Inc.*	557	33,559
Insulet Corp.*	2,181	55,048
Integra LifeSciences Holdings Corp.*	897	31,422
Invacare Corp.	1,684	22,650
MAKO Surgical Corp.#,*	1,390	14,720
Masimo Corp.	2,411	48,365
Meridian Bioscience, Inc.#	1,494	30,313
Merit Medical Systems, Inc.*	2,560	24,755
Natus Medical, Inc.*	1,193	14,924
Navidea Biopharmaceuticals, Inc.#,*	5,470	13,402
Neogen Corp.*	1,013	51,491
NuVasive, Inc.*	2,200	46,134
NxStage Medical, Inc.*	2,631	29,388
OraSure Technologies, Inc.*	3,017	13,456
Orthofix International NV*	901	29,192
Palomar Medical Technologies, Inc.*	1,323	17,927
PhotoMedex, Inc.#,*	670	10,921
Quidel Corp.#,*	1,297	28,949
Rochester Medical Corp.*	780	10,592
Rockwell Medical Technologies, Inc.#,*	1,370	5,809
RTI Biologics, Inc.*	4,370	17,393
Solta Medical, Inc.*	3,890	7,586
Spectranetics Corp.*	1,838	34,279
Staar Surgical Co.*	1,250	8,725
STERIS Corp.	2,760	114,788
SurModics, Inc.*	700	18,515
Symmetry Medical, Inc.*	2,448	29,180
Tornier NV*	1,090	19,827
Unilife Corp.#,*	3,980	7,880
Vascular Solutions, Inc.*	940	14,955
Volcano Corp.#,*	2,349	47,661
West Pharmaceutical Services, Inc.	1,640	104,730
Wright Medical Group, Inc.*	2,600	60,944

Description	Number of Shares	Value
Zeltiq Aesthetics, Inc.*	40	$175
		$1,876,844

HEALTH CARE PROVIDERS & SERVICES – 2.3%
Acadia Healthcare Co., Inc.*	1,190	37,544
Accretive Health, Inc.#,*	1,700	17,918
Air Methods Corp.	1,633	59,751
Almost Family, Inc.	248	4,896
Amedisys, Inc.*	2,536	25,461
AMN Healthcare Services, Inc.*	1,918	26,334
Amsurg Corp.*	1,610	54,032
Assisted Living Concepts, Inc.#	1,914	22,815
Bio-Reference Labs, Inc.#,*	988	25,194
BioScrip, Inc.*	1,960	27,166
Capital Senior Living Corp.*	1,128	27,365
Centene Corp.*	2,077	95,957
Chemed Corp.	845	68,969
Chindex International, Inc.*	861	11,796
Corvel Corp.*	340	16,140
Cross Country Healthcare, Inc.*	884	4,420
Emeritus Corp.*	1,276	32,793
Ensign Group, Inc.	869	30,302
ExamWorks Group, Inc.#,*	1,950	35,295
Five Star Quality Care, Inc.*	2,940	13,906
Gentiva Health Services, Inc.*	1,367	14,340
Hanger, Inc.*	2,053	62,391
HealthSouth Corp.*	4,174	114,785
Healthways, Inc.*	2,700	37,503
IPC The Hospitalist Co., Inc.*	840	38,321
Kindred Healthcare, Inc.*	4,305	45,159
Landauer, Inc.	356	19,890
LHC Group, Inc.*	547	11,881
Magellan Health Services, Inc.*	1,825	93,367
Molina Healthcare, Inc.*	1,702	56,506
MWI Veterinary Supply, Inc.*	530	62,386
National Healthcare Corp.	700	32,501
National Research Corp.	210	12,590
Owens & Minor, Inc.#	2,906	94,648
PharMerica Corp.*	1,299	16,744
Providence Service Corp.*	510	8,930
Select Medical Holdings Corp.	1,750	14,438
Skilled Healthcare Group, Inc.*	649	4,569
Team Health Holdings, Inc.*	1,130	42,126
Triple-S Management Corp.*	941	16,966
Universal American Corp.	3,043	26,018
US Physical Therapy, Inc.	472	11,262
Vanguard Health Systems, Inc.*	1,470	21,506

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	67

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
WellCare Health Plans, Inc.*	2,320	$135,279
		$1,632,160

HEALTH CARE TECHNOLOGY – 0.7%
athenahealth, Inc.#,*	1,400	134,764
Computer Programs & Systems, Inc.	573	30,060
Greenway Medical Technologies#,*	740	9,968
HealthStream, Inc.*	720	16,531
HMS Holdings Corp.*	3,477	87,655
MedAssets, Inc.*	3,109	58,232
Medidata Solutions, Inc.*	860	57,070
Merge Healthcare, Inc.#,*	2,830	8,830
Omnicell, Inc.*	2,048	36,905
Quality Systems, Inc.	1,886	33,703
Vocera Communications, Inc.*	380	7,524
		$481,242

LIFE SCIENCES TOOLS & SERVICES – 0.3%
Affymetrix, Inc.*	3,504	12,755
BG Medicine, Inc.#,*	280	462
Cambrex Corp.*	1,134	14,164
Fluidigm Corp.#,*	980	16,503
Furiex Pharmaceuticals, Inc.*	370	12,561
Harvard Bioscience, Inc.*	650	3,328
Luminex Corp.*	1,688	28,071
Pacific Biosciences of California, Inc.*	1,380	3,533
PAREXEL International Corp.*	2,399	98,239
Sequenom, Inc.#,*	5,682	21,421
		$211,037

PHARMACEUTICALS – 1.2%
Acura Pharmaceuticals, Inc.#,*	1,700	4,165
Akorn, Inc.*	2,550	38,377
Ampio Pharmaceuticals, Inc.#,*	1,230	6,199
Auxilium Pharmaceuticals, Inc.*	1,611	24,052
AVANIR Pharmaceuticals, Inc.#,*	5,770	18,406
BioDelivery Sciences International, Inc.#,*	2,450	13,916
Cadence Pharmaceuticals, Inc.#,*	2,659	18,826
Corcept Therapeutics, Inc.*	490	867
Cornerstone Therapeutics, Inc.*	20	168
Cumberland Pharmaceuticals, Inc.*	2,910	13,619
Depomed, Inc.*	2,530	13,940
Endocyte, Inc.*	1,160	16,112
Hi-Tech Pharmacal Co., Inc.	570	18,844
Horizon Pharma, Inc.#,*	80	192
Impax Laboratories, Inc.*	2,680	46,900
Jazz Pharmaceuticals PLC*	1,690	98,612
Lannett Co., Inc.*	460	5,341
Medicines Co.*	2,079	70,187
Nektar Therapeutics#,*	5,162	55,956

Description	Number of Shares	Value
Omeros Corp.#,*	1,000	$4,030
Optimer Pharmaceuticals, Inc.#,*	2,215	34,200
Pacira Pharmaceuticals, Inc.#,*	900	25,983
Pain Therapeutics, Inc.	2,020	8,322
Pernix Therapeutics Holdings#,*	1,740	6,647
Pozen, Inc.*	725	3,574
Questcor Pharmaceuticals, Inc.#	2,109	64,831
Repros Therapeutics, Inc.#,*	620	12,611
Sagent Pharmaceuticals, Inc.#,*	320	5,293
Santarus, Inc.*	2,380	43,721
Sciclone Pharmaceuticals, Inc.*	2,900	13,717
Sucampo Pharmaceuticals, Inc.*	892	8,483
ViroPharma, Inc.*	4,474	121,917
Vivus, Inc.#,*	3,626	48,190
XenoPort, Inc.*	2,584	16,047
Zogenix, Inc.#,*	3,430	5,934
		$888,179
TOTAL HEALTH CARE		$7,437,572

INDUSTRIALS – 14.0%

AEROSPACE & DEFENSE – 1.7%
AAR Corp.	3,096	55,295
Aerovironment, Inc.*	614	11,887
American Science & Engineering, Inc.	354	22,826
API Technologies Corp.*	3,490	9,632
Astronics Corp.*	510	14,178
Cubic Corp.	628	26,985
Curtiss-Wright Corp.	3,076	101,016
DigitalGlobe, Inc.*	3,057	89,234
Esterline Technologies Corp.*	2,077	155,858
GenCorp., Inc.#,*	2,539	33,185
HEICO Corp.	2,161	95,106
Hexcel Corp.*	3,993	121,786
KEYW Holding Corp.#,*	1,290	17,531
Kratos Defense & Security Solutions, Inc.*	3,161	16,089
LMI Aerospace, Inc.*	657	14,053
Moog, Inc.*	3,176	146,763
National Presto Industries, Inc.	312	23,400
Orbital Sciences Corp.*	3,861	69,575
SIFCO Industries, Inc.	700	11,956
Sypris Solutions, Inc.	3,040	9,728
Taser International, Inc.*	3,071	27,056
Teledyne Technologies, Inc.*	1,984	148,919
		$1,222,058

AIR FREIGHT & LOGISTICS – 0.3%
Air Transport Services Group, Inc.*	3,040	17,541

ANNUAL REPORT  /  April 30, 2013

68	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Atlas Air Worldwide Holdings, Inc.*	1,494	$55,876
Echo Global Logistics, Inc.*	470	8,154
Forward Air Corp.	1,171	43,198
Hub Group, Inc.*	1,592	58,347
Pacer International, Inc.*	2,385	13,571
Park-Ohio Holdings Corp.*	320	11,770
XPO Logistics, Inc.#,*	680	11,091
		$219,548

AIRLINES – 0.8%
Alaska Air Group, Inc.*	2,864	176,537
Allegiant Travel Co.	574	51,603
Hawaiian Holdings, Inc.#,*	2,093	11,491
JetBlue Airways Corp.#,*	15,274	105,238
Republic Airways Holdings, Inc.*	3,591	40,183
SkyWest, Inc.	3,653	52,274
Spirit Airlines, Inc.*	1,690	45,123
US Airways Group, Inc.#,*	6,686	112,993
		$595,442

BUILDING PRODUCTS – 1.0%
AAON, Inc.	698	19,830
American Woodmark Corp.*	615	20,695
AO Smith Corp.	2,378	179,373
Apogee Enterprises, Inc.	2,150	54,782
Builders FirstSource, Inc.*	2,810	17,394
Gibraltar Industries, Inc.*	2,030	37,961
Griffon Corp.	2,619	26,976
Insteel Industries, Inc.	900	14,922
NCI Building Systems, Inc.*	1,422	24,345
Nortek, Inc.*	400	28,744
Quanex Building Products Corp.	2,013	32,752
Simpson Manufacturing Co., Inc.	2,431	69,867
Trex Co., Inc.*	669	32,567
Universal Forest Products, Inc.	1,306	50,412
USG Corp.#,*	3,070	79,789
		$690,409

COMMERCIAL SERVICES & SUPPLIES – 2.0%
ABM Industries, Inc.	3,109	70,108
ACCO Brands Corp.*	4,900	33,075
Acorn Energy, Inc.#	1,070	8,025
ARC Document Solutions, Inc.*	918	2,947
AT Cross Co.*	1,030	12,999
Brink’s Co.	1,960	51,960
Casella Waste Systems, Inc.*	1,750	7,630
Cenveo, Inc.#,*	593	1,210
Compx International, Inc.	70	875
Consolidated Graphics, Inc.*	502	17,906
Courier Corp.	104	1,498

Description	Number of Shares	Value
Deluxe Corp.	2,415	$92,108
EnergySolutions, Inc.*	6,471	26,725
EnerNOC, Inc.*	1,694	29,679
Ennis, Inc.	2,059	31,647
G&K Services, Inc.	1,174	55,166
Healthcare Services Group, Inc.	2,905	64,752
Heritage-Crystal Clean, Inc.#,*	550	8,552
Herman Miller, Inc.	2,305	57,832
HNI Corp.	1,923	66,209
InnerWorkings, Inc.#,*	1,580	15,911
Interface, Inc.	2,765	46,286
Intersections, Inc.	80	765
Kimball International, Inc.	2,450	22,515
Knoll, Inc.	2,222	34,574
McGrath RentCorp	1,070	33,234
Metalico, Inc.*	1,003	1,494
Mine Safety Appliances Co.	1,173	56,304
Mobile Mini, Inc.*	2,738	77,020
Multi-Color Corp.	681	17,611
NL Industries, Inc.	42	473
Performant Financial Corp.*	940	9,146
Quad/Graphics, Inc.#	1,850	38,665
Schawk, Inc.	343	3,492
Standard Parking Corp.*	588	12,636
Steelcase, Inc.	4,610	58,547
Team, Inc.*	784	30,388
Tetra Tech, Inc.*	2,984	78,449
TMS International Corp.	1,160	16,750
TRC Cos., Inc.*	320	1,933
UniFirst Corp.	868	79,031
United Stationers, Inc.	2,758	89,552
US Ecology, Inc.	1,024	27,853
Viad Corp.	1,055	27,483
		$1,421,015

CONSTRUCTION & ENGINEERING – 0.9%
Aegion Corp.*	2,473	52,081
Ameresco, Inc.*	770	5,675
Argan, Inc.	810	14,337
Comfort Systems USA, Inc.	2,191	28,111
Dycom Industries, Inc.*	1,557	30,081
EMCOR Group, Inc.	4,502	168,375
Furmanite Corp.*	2,481	15,754
Granite Construction, Inc.	2,630	72,772
Great Lakes Dredge & Dock Corp.	2,646	18,310
Layne Christensen Co.*	970	19,817
MasTec, Inc.*	2,124	59,047

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Michael Baker Corp.	490	$11,931
MYR Group, Inc.*	1,100	25,080
Northwest Pipe Co.*	1,041	28,409
Orion Marine Group, Inc.*	1,648	15,096
Pike Electric Corp.	1,200	18,756
Primoris Services Corp.	1,470	32,399
Sterling Construction Co., Inc.*	1,705	17,255
Tutor Perini Corp.*	2,931	48,186
		$681,472

ELECTRICAL EQUIPMENT – 1.1%
A123 Systems, Inc.*	4,740	118
Acuity Brands, Inc.	1,683	122,792
American Superconductor Corp.*	815	2,046
AZZ, Inc.	1,104	46,688
Belden, Inc.	1,974	97,555
Brady Corp.	3,369	114,142
Capstone Turbine Corp.*	10,750	9,461
Coleman Cable, Inc.	1,220	18,300
Encore Wire Corp.	1,217	39,857
EnerSys, Inc.*	2,427	111,254
Franklin Electric Co., Inc.	1,932	62,539
FuelCell Energy, Inc.*	9,644	10,126
Generac Holdings, Inc.	1,480	53,176
Global Power Equipment Group, Inc.	1,070	17,655
II-VI, Inc.*	2,284	35,333
LSI Industries, Inc.	33	232
Powell Industries, Inc.*	509	25,063
Preformed Line Products Co.	194	15,617
Thermon Group Holdings, Inc.*	900	17,640
Vicor Corp.*	689	3,700
		$803,294

INDUSTRIAL CONGLOMERATES – 0.1%
Raven Industries, Inc.	1,502	50,392

MACHINERY – 3.0%
Accuride Corp.*	4,430	22,770
Actuant Corp.	4,180	130,834
Alamo Group, Inc.	229	9,176
Albany International Corp.	1,740	50,547
Altra Holdings, Inc.	1,173	31,260
American Railcar Industries, Inc.	559	19,962
Ampco-Pittsburgh Corp.	556	10,419
Astec Industries, Inc.	1,291	42,384
Barnes Group, Inc.	3,515	97,612
Blount International, Inc.*	2,230	30,975
Briggs & Stratton Corp.	3,428	77,096
Chart Industries, Inc.*	1,229	104,231
CIRCOR International, Inc.	1,248	59,068

Description	Number of Shares	Value
CLARCOR, Inc.	2,028	$104,848
Columbus McKinnon Corp.*	855	16,057
Commercial Vehicle Group, Inc.*	1,480	10,375
Douglas Dynamics, Inc.	1,430	20,006
Dynamic Materials Corp.	675	10,719
Eastern Co.	90	1,506
Energy Recovery, Inc.#,*	2,459	9,000
EnPro Industries, Inc.*	1,097	54,060
ESCO Technologies, Inc.	1,442	51,869
ExOne Co.#,*	420	16,128
Federal Signal Corp.*	3,369	26,143
Flow International Corp.*	1,261	4,615
FreightCar America, Inc.	1,033	21,569
Gorman-Rupp Co.	640	18,080
Graham Corp.	665	16,160
Greenbrier Cos., Inc.*	1,350	30,456
Hardinge, Inc.	900	12,150
Hurco Cos., Inc.*	510	13,683
Hyster-Yale Materials Handling, Inc.	706	36,846
Hyster-Yale Materials Handling, Inc. Class B	216	11,273
John Bean Technologies Corp.	1,320	27,377
Kadant, Inc.	714	19,756
Kaydon Corp.	1,902	45,344
LB Foster Co.	606	26,755
Lindsay Corp.	548	42,097
Lydall, Inc.*	700	10,038
Meritor, Inc.*	7,150	41,470
Met-Pro Corp.	2,180	29,212
Middleby Corp.*	744	111,288
Miller Industries, Inc.	1,500	22,665
Mueller Industries, Inc.	1,156	59,858
Mueller Water Products, Inc.	6,500	38,480
NN, Inc.*	120	1,081
Omega Flex, Inc.	150	2,021
PMFG, Inc.*	1,007	5,800
Proto Labs, Inc.*	220	11,238
RBC Bearings, Inc.*	907	43,627
Rexnord Corp.#,*	1,150	20,953
Standex International Corp.	638	33,750
Sun Hydraulics Corp.	997	32,652
Tennant Co.	781	37,347
Titan International, Inc.#	2,285	50,978
Trimas Corp.*	1,450	44,225
Twin Disc, Inc.#	493	10,511
Wabash National Corp.*	3,140	29,610
Watts Water Technologies, Inc.	1,724	81,131

ANNUAL REPORT  /  April 30, 2013

70	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Woodward, Inc.	2,781	$100,088
		$2,151,229

MARINE – 0.0%**
Genco Shipping & Trading Ltd.#,*	5,779	9,882
International Shipholding Corp.	755	13,635
Rand Logistics, Inc.*	2,180	12,688
		$36,205

PROFESSIONAL SERVICES – 1.2%
Acacia Research Corp.	2,050	48,831
Advisory Board Co.*	1,446	71,071
Barrett Business Services, Inc.	220	11,647
CBIZ, Inc.#,*	597	3,875
CDI Corp.	453	7,099
Corporate Executive Board Co.	1,420	80,031
CRA International, Inc.*	717	13,221
Dolan Co.*	1,269	2,195
Exponent, Inc.	677	35,678
Franklin Covey Co.*	350	4,928
FTI Consulting, Inc.*	2,780	92,074
GP Strategies Corp.*	590	13,009
Heidrick & Struggles International, Inc.	1,080	14,278
Hill International, Inc.*	1,739	4,782
Hudson Global, Inc.*	540	1,782
Huron Consulting Group, Inc.*	992	41,446
ICF International, Inc.*	1,057	28,655
Insperity, Inc.	1,081	29,868
Kelly Services, Inc.	2,297	39,095
Kforce, Inc.	1,303	19,701
Korn/Ferry International*	2,924	48,392
Mistras Group, Inc.*	780	14,781
Navigant Consulting, Inc.*	3,692	45,522
Odyssey Marine Exploration, Inc.#,*	3,200	9,440
On Assignment, Inc.*	1,775	43,079
Pendrell Corp.*	13,920	23,525
Resources Connection, Inc.	2,635	29,934
RPX Corp.*	1,140	15,287
TrueBlue, Inc.*	1,611	33,380
VSE Corp.	336	10,245
WageWorks, Inc.*	570	14,598
		$851,449

ROAD & RAIL – 1.0%
AMERCO	582	93,527
Arkansas Best Corp.	1,416	14,882
Avis Budget Group, Inc.*	4,300	124,012
Celadon Group, Inc.	748	12,559
Genesee & Wyoming, Inc.*	1,707	145,436

Description	Number of Shares	Value
Heartland Express, Inc.	1,878	$25,484
Knight Transportation, Inc.	2,647	41,346
Marten Transport Ltd.	719	14,646
Old Dominion Freight Line, Inc.*	2,880	110,880
Patriot Transportation Holding, Inc.*	250	7,238
Quality Distribution, Inc.*	1,100	8,756
Roadrunner Transportation Systems, Inc.*	700	15,757
Saia, Inc.*	949	38,833
Swift Transportation Co.*	3,710	52,014
Universal Truckload Services, Inc.*	380	9,591
Werner Enterprises, Inc.	1,871	42,958
		$757,919

TRADING COMPANIES & DISTRIBUTORS – 0.9%
Aceto Corp.	1,663	17,295
Aircastle Ltd.	4,555	63,588
Applied Industrial Technologies, Inc.	1,860	78,585
Beacon Roofing Supply, Inc.*	1,874	71,456
CAI International, Inc.*	940	23,961
DXP Enterprises, Inc.*	360	24,077
H&E Equipment Services, Inc.	1,715	34,917
Houston Wire & Cable Co.	1,199	16,330
Kaman Corp.	1,092	36,899
Rush Enterprises, Inc.*	2,190	50,129
TAL International Group, Inc.	1,479	61,231
Textainer Group Holdings Ltd.	794	30,704
Titan Machinery, Inc.#,*	640	14,438
Watsco, Inc.	1,203	101,509
Willis Lease Finance Corp.*	650	9,224
		$634,343

TRANSPORTATION INFRASTRUCTURE – 0.0%**
Wesco Aircraft Holdings, Inc.#,*	1,010	16,675
TOTAL INDUSTRIALS		$10,131,450

INFORMATION TECHNOLOGY –14.8%

COMMUNICATIONS EQUIPMENT – 1.8%
ADTRAN, Inc.#	2,711	56,931
Anaren, Inc.*	1,231	28,818
ARRIS Group, Inc.*	6,611	109,148
Aruba Networks, Inc.#,*	4,465	100,418
Aviat Networks, Inc.*	3,568	11,418
Bel Fuse, Inc.	1,387	20,417
Black Box Corp.	1,078	23,414
CalAmp Corp.*	1,010	11,241
Calix, Inc.*	2,244	19,141
Ciena Corp.*	4,590	68,666
Comtech Telecommunications Corp.	1,219	30,000

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	71

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Digi International, Inc.*	812	$7,405
Emulex Corp.*	5,980	35,880
Extreme Networks*	3,736	12,441
Finisar Corp.#,*	6,030	77,425
Globecomm Systems, Inc.*	1,116	13,671
Harmonic, Inc.*	8,382	47,610
Infinera Corp.#,*	4,446	37,435
InterDigital, Inc.#	1,728	76,740
Ixia*	1,895	31,211
KVH Industries, Inc.*	690	9,115
Loral Space & Communications, Inc.	501	30,822
NETGEAR, Inc.*	1,587	47,277
Numerex Corp.*	770	7,946
Oclaro, Inc.*	5,420	7,371
Oplink Communications, Inc.*	811	13,317
Parkervision, Inc.#,*	4,400	17,556
PC-Tel, Inc.	1,620	10,805
Plantronics, Inc.	2,336	102,364
Procera Networks, Inc.*	560	6,210
Ruckus Wireless, Inc.#,*	400	7,720
ShoreTel, Inc.*	1,550	5,596
Sonus Networks, Inc.*	13,800	28,980
Sycamore Networks, Inc.	725	277
Symmetricom, Inc.*	3,918	20,374
Tellabs, Inc.	24,990	51,729
Telular Corp.	960	12,259
Ubiquiti Networks, Inc.#	910	14,060
ViaSat, Inc.#,*	1,552	75,225
Westell Technologies, Inc.*	10,030	19,659
		$1,308,092

COMPUTERS & PERIPHERALS – 0.7%
3D Systems Corp.#,*	2,830	108,219
Avid Technology, Inc.*	1,047	6,900
Cray, Inc.*	1,440	30,470
Datalink Corp.*	1,120	12,533
Electronics For Imaging, Inc.*	3,188	85,183
Imation Corp.*	2,508	9,229
Immersion Corp.*	1,927	20,407
Intermec, Inc.*	3,812	37,510
Intevac, Inc.*	486	2,202
OCZ Technology Group, Inc.*	4,770	6,249
QLogic Corp.*	5,630	61,142
Quantum Corp.*	20,390	29,158
Silicon Graphics International Corp.#,*	2,580	33,540
STEC, Inc.#,*	1,556	5,648
Super Micro Computer, Inc.*	1,228	11,813

Description	Number of Shares	Value
Synaptics, Inc.*	1,523	$62,793
		$522,996

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.1%
Aeroflex Holding Corp.#,*	760	5,654
Agilysys, Inc.*	1,540	17,987
Anixter International, Inc.	1,375	98,642
Badger Meter, Inc.	588	25,684
Benchmark Electronics, Inc.*	3,440	61,370
Checkpoint Systems, Inc.*	2,753	31,852
Cognex Corp.	1,630	64,711
Coherent, Inc.	1,384	77,407
CTS Corp.	2,408	25,645
Daktronics, Inc.	1,458	14,565
DTS, Inc.*	677	11,360
Echelon Corp.*	2,799	6,186
Electro Rent Corp.	784	12,991
Electro Scientific Industries, Inc.	1,343	14,478
Fabrinet*	1,560	21,419
FARO Technologies, Inc.*	743	28,821
FEI Co.	1,602	102,336
GSI Group, Inc.*	2,140	18,276
Insight Enterprises, Inc.*	3,040	55,085
InvenSense, Inc.#,*	1,330	12,396
Kemet Corp.*	3,650	22,739
Key Tronic Corp.*	1,320	14,916
Littelfuse, Inc.	855	59,696
Maxwell Technologies, Inc.#,*	1,618	9,870
Measurement Specialties, Inc.*	791	33,831
Mercury Computer Systems, Inc.*	2,865	22,146
Mesa Laboratories, Inc.	210	10,366
Methode Electronics, Inc.	2,567	36,913
MTS Systems Corp.	750	45,712
Multi-Fineline Electronix, Inc.*	653	9,952
Neonode, Inc.*	30	171
Newport Corp.*	2,512	38,057
OSI Systems, Inc.*	839	48,075
Park Electrochemical Corp.	1,172	27,976
PC Connection, Inc.	319	4,925
Plexus Corp.*	1,598	43,098
Power-One, Inc.*	2,710	17,127
Radisys Corp.*	2,062	10,228
RealD, Inc.#,*	1,640	24,551
Richardson Electronics Ltd.	1,100	12,903
Rofin-Sinar Technologies, Inc.*	1,723	42,903
Rogers Corp.*	662	28,228
Sanmina Corp.*	4,810	60,702

ANNUAL REPORT  /  April 30, 2013

72	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
ScanSource, Inc.*	1,581	$45,802
SYNNEX Corp.*	1,792	62,003
TTM Technologies, Inc.*	2,289	16,549
Universal Display Corp.#,*	1,407	44,236
Viasystems Group, Inc.#,*	20	254
Vishay Precision Group, Inc.*	480	6,878
Zygo Corp.*	610	9,126
		$1,516,798

INTERNET SOFTWARE & SERVICES – 2.0%
Active Network, Inc.#,*	1,820	9,155
Angie’s List, Inc.#,*	1,360	32,966
Bankrate, Inc.*	2,760	37,205
Blucora, Inc.*	2,274	33,587
Carbonite, Inc.*	180	1,915
comScore, Inc.*	1,435	23,204
Constant Contact, Inc.*	1,613	23,566
Cornerstone OnDemand, Inc.*	1,170	42,448
CoStar Group, Inc.*	1,122	121,636
DealerTrack Holdings, Inc.*	2,048	57,037
Demand Media, Inc.*	1,480	12,817
Demandware, Inc.#,*	330	9,009
Dice Holdings, Inc.*	2,060	17,386
Digital River, Inc.*	2,061	29,843
EarthLink, Inc.	8,703	49,520
Envestnet, Inc.*	1,290	23,504
ExactTarget, Inc.*	440	8,615
Internap Network Services Corp.*	2,485	19,830
IntraLinks Holdings, Inc.*	1,460	8,351
j2 Global, Inc.#	2,075	84,452
Keynote Systems, Inc.	829	9,293
Limelight Networks, Inc.*	4,342	8,380
Liquidity Services, Inc.#,*	870	28,623
LivePerson, Inc.*	2,440	31,281
LogMeIn, Inc.*	730	16,483
Marchex, Inc.	405	1,673
Market Leader, Inc.*	1,410	14,128
MeetMe, Inc.#,*	2,160	4,169
Millennial Media, Inc.#,*	570	3,950
Monster Worldwide, Inc.*	7,810	34,208
Move, Inc.*	2,550	29,096
NIC, Inc.	2,993	50,402
OpenTable, Inc.#,*	900	49,851
Perficient, Inc.*	1,026	10,752
QuinStreet, Inc.#,*	1,360	8,894
RealNetworks, Inc.*	719	5,536
Responsys, Inc.*	1,950	15,152

Description	Number of Shares	Value
Saba Software, Inc.*	1,010	$9,191
SciQuest, Inc.*	1,130	25,832
SPS Commerce, Inc.*	530	24,979
Stamps.com, Inc.*	870	29,441
support.com, Inc.*	2,211	8,822
TechTarget, Inc.*	1,335	5,927
Travelzoo, Inc.*	250	6,383
Trulia, Inc.#,*	420	12,205
United Online, Inc.	6,533	44,424
Unwired Planet, Inc.*	5,890	11,662
ValueClick, Inc.*	3,759	116,003
VistaPrint NV#,*	1,400	57,120
Vocus, Inc.*	994	8,360
Web.com Group, Inc.*	1,370	23,838
WebMD Health Corp.*	3,060	73,899
XO Group, Inc.*	2,084	23,466
Yelp, Inc.*	380	9,891
Zix Corp.*	3,220	12,107
		$1,471,467

IT SERVICES – 1.8%
Acxiom Corp.*	5,171	102,851
CACI International, Inc.*	1,433	83,816
Cardtronics, Inc.*	2,020	56,580
Cass Information Systems, Inc.	578	24,160
CIBER, Inc.*	3,842	16,367
Computer Task Group, Inc.	1,060	21,751
Convergys Corp.	6,660	113,353
CSG Systems International, Inc.*	1,330	28,741
Euronet Worldwide, Inc.*	3,406	103,985
ExlService Holdings, Inc.*	1,165	38,002
Forrester Research, Inc.	735	26,350
Global Cash Access Holdings, Inc.*	2,591	18,474
Hackett Group, Inc.	1,523	7,432
Heartland Payment Systems, Inc.	1,559	51,276
Higher One Holdings, Inc.*	950	9,367
iGATE Corp.*	1,778	29,675
Lionbridge Technologies, Inc.*	1,870	6,395
ManTech International Corp.#	1,351	36,058
MAXIMUS, Inc.	1,374	109,494
ModusLink Global Solutions, Inc.*	1,459	4,085
MoneyGram International, Inc.*	737	12,168
PRGX Global, Inc.*	1,750	9,783
Sapient Corp.*	4,770	55,714
ServiceSource International, Inc.#,*	2,110	13,504
Sykes Enterprises, Inc.*	2,282	35,120
Syntel, Inc.	715	45,167
TeleTech Holdings, Inc.*	1,218	25,931

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	73

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Unisys Corp.*	1,631	$31,201
Virtusa Corp.*	1,109	24,631
WEX, Inc.*	1,546	117,156
		$1,258,587

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.5%
Advanced Energy Industries, Inc.*	2,652	45,031
Alpha & Omega Semiconductor Ltd.*	1,770	12,816
Amkor Technology, Inc.#,*	6,054	25,608
ANADIGICS, Inc.*	4,640	9,744
Applied Micro Circuits Corp.*	3,654	27,259
ATMI, Inc.*	1,572	34,191
Axcelis Technologies, Inc.*	1,830	2,379
AXT, Inc.*	1,540	4,420
Brooks Automation, Inc.	4,974	48,347
Cabot Microelectronics Corp.*	1,131	37,900
Cavium, Inc.*	2,084	65,542
Ceva, Inc.*	952	14,528
Cirrus Logic, Inc.*	2,550	49,240
Cohu, Inc.	843	8,068
Cymer, Inc.*	1,766	185,006
Diodes, Inc.*	2,565	51,967
DSP Group, Inc.*	1,625	13,114
Entegris, Inc.*	7,740	73,375
Entropic Communications, Inc.*	3,890	16,494
Exar Corp.*	1,670	18,003
First Solar, Inc.#,*	4,190	195,086
FormFactor, Inc.*	2,571	12,726
GSI Technology, Inc.*	440	2,746
GT Advanced Technologies, Inc.#,*	7,344	28,862
Hittite Microwave Corp.*	1,258	70,586
Inphi Corp.*	1,560	14,680
Integrated Device Technology, Inc.*	9,540	67,829
Integrated Silicon Solution, Inc.*	1,000	9,170
Intermolecular, Inc.*	140	1,219
International Rectifier Corp.*	4,190	88,870
Intersil Corp.	8,690	67,434
IXYS Corp.	1,532	13,880
Kopin Corp.*	3,208	10,618
Lattice Semiconductor Corp.*	8,270	38,455
LTX-Credence Corp.*	2,733	16,125
MaxLinear, Inc.*	1,510	9,407
MEMC Electronic Materials, Inc.*	15,400	83,160
Micrel, Inc.	2,356	23,701
Microsemi Corp.*	3,762	78,250
Mindspeed Technologies, Inc.#,*	920	2,107
MKS Instruments, Inc.	3,449	92,675

Description	Number of Shares	Value
Monolithic Power Systems, Inc.	1,387	$33,454
MoSys, Inc.*	790	3,571
Nanometrics, Inc.*	1,180	16,555
NeoPhotonics Corp.*	460	2,535
NVE Corp.*	299	15,868
OmniVision Technologies, Inc.*	3,381	45,339
PDF Solutions, Inc.*	810	13,859
Pericom Semiconductor Corp.*	513	3,314
Photronics, Inc.*	5,630	44,421
PLX Technology, Inc.*	2,873	13,417
Power Integrations, Inc.	1,304	53,999
Rambus, Inc.*	6,810	47,398
RF Micro Devices, Inc.*	17,730	99,465
Rubicon Technology, Inc.#,*	702	5,202
Rudolph Technologies, Inc.*	2,417	28,206
Semtech Corp.*	2,730	87,551
Sigma Designs, Inc.*	1,225	5,831
Silicon Image, Inc.*	3,155	15,554
Spansion, Inc.*	3,430	44,556
STR Holdings, Inc.*	750	1,688
SunPower Corp.#,*	2,140	29,083
Supertex, Inc.	670	14,124
Tessera Technologies, Inc.	3,526	71,825
TriQuint Semiconductor, Inc.*	10,995	64,211
Ultra Clean Holdings*	540	3,380
Ultratech, Inc.*	1,211	35,688
Veeco Instruments, Inc.#,*	1,840	70,049
Volterra Semiconductor Corp.*	812	10,564
		$2,551,325

SOFTWARE – 2.9%
Accelrys, Inc.#,*	2,169	21,365
ACI Worldwide, Inc.*	1,664	78,225
Actuate Corp.*	2,873	17,640
Advent Software, Inc.*	1,244	36,126
American Software, Inc.	954	7,928
Aspen Technology, Inc.*	3,860	117,653
Blackbaud, Inc.	1,812	53,110
Bottomline Technologies, Inc.*	1,847	48,391
BroadSoft, Inc.*	1,410	36,040
Callidus Software, Inc.#,*	1,750	7,507
CommVault Systems, Inc.*	1,751	128,769
Comverse, Inc.*	1,013	26,875
Digimarc Corp.	260	5,704
Ebix, Inc.#	1,368	25,458
Ellie Mae, Inc.*	660	17,173
EPIQ Systems, Inc.	1,991	27,814
ePlus, Inc.	210	9,551

ANNUAL REPORT  /  April 30, 2013

74	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Fair Isaac Corp.	1,434	$66,796
FalconStor Software, Inc.*	2,261	3,731
Glu Mobile, Inc.#,*	890	2,741
Guidance Software, Inc.*	680	7,154
Guidewire Software, Inc.*	1,000	40,080
Imperva, Inc.*	450	17,541
Infoblox, Inc.*	550	12,160
Interactive Intelligence Group, Inc.*	833	34,511
Jive Software, Inc.#,*	640	8,698
Manhattan Associates, Inc.*	895	62,838
Mentor Graphics Corp.	4,328	79,029
MicroStrategy, Inc.*	319	28,771
Monotype Imaging Holdings, Inc.	1,688	39,145
Netscout Systems, Inc.*	1,461	33,325
Pegasystems, Inc.	709	17,945
Progress Software Corp.*	3,494	78,860
PROS Holdings, Inc.*	846	21,928
PTC, Inc.*	4,777	114,696
QAD, Inc.	607	7,333
QLIK Technologies, Inc.*	3,500	91,035
RealPage, Inc.#,*	1,850	37,740
Rosetta Stone, Inc.*	750	12,698
Seachange International, Inc.*	1,480	16,073
Sourcefire, Inc.*	1,218	58,172
SS&C Technologies Holdings, Inc.*	1,600	49,104
Synchronoss Technologies, Inc.*	1,339	37,947
Take-Two Interactive Software, Inc.*	3,401	51,899
Tangoe, Inc.#,*	1,150	14,789
TeleNav, Inc.*	770	4,035
TiVo, Inc.*	6,420	75,242
Tyler Technologies, Inc.*	1,289	81,516
Ultimate Software Group, Inc.*	1,067	103,062
VASCO Data Security International, Inc.*	955	8,127
Verint Systems, Inc.*	1,887	62,346
VirnetX Holding Corp.#,*	1,760	35,939
Websense, Inc.*	2,161	38,552
		$2,120,887
TOTAL INFORMATION TECHNOLOGY		$10,750,152

MATERIALS – 5.1%

CHEMICALS – 2.2%
A Schulman, Inc.	2,008	52,148
ADA-ES, Inc.#,*	460	12,701
American Vanguard Corp.	1,094	31,551
Arabian American Development Co.*	1,710	13,013
Axiall Corp.	3,020	158,399
Balchem Corp.	1,170	50,708
Calgon Carbon Corp.*	2,991	50,967

Description	Number of Shares	Value
Chemtura Corp.*	4,760	$101,198
Ferro Corp.*	5,482	38,593
Flotek Industries, Inc.*	2,060	33,042
FutureFuel Corp.	810	9,922
GSE Holding, Inc.*	1,800	13,500
Hawkins, Inc.	340	12,645
HB Fuller Co.	2,039	77,278
Innophos Holdings, Inc.	995	51,053
Innospec, Inc.	1,430	62,934
KMG Chemicals, Inc.	10	184
Koppers Holdings, Inc.	854	37,499
Kraton Performance Polymers, Inc.*	2,190	49,735
Landec Corp.*	1,937	25,975
LSB Industries, Inc.*	741	24,201
Minerals Technologies, Inc.	2,390	97,106
Olin Corp.	3,705	89,550
OM Group, Inc.*	2,456	60,098
OMNOVA Solutions, Inc.*	2,320	15,474
PolyOne Corp.	4,512	101,655
Quaker Chemical Corp.	632	39,007
Rentech, Inc.	12,750	26,393
Sensient Technologies Corp.	3,412	134,262
Stepan Co.	678	38,605
Tredegar Corp.	1,810	53,576
Zep, Inc.	904	13,741
Zoltek Cos., Inc.#,*	1,847	24,399
		$1,601,112

CONSTRUCTION MATERIALS – 0.4%
Eagle Materials, Inc.	1,930	130,757
Headwaters, Inc.*	3,505	38,064
Texas Industries, Inc.#,*	1,420	90,426
United States Lime & Minerals, Inc.*	246	11,360
		$270,607

CONTAINERS & PACKAGING – 0.2%
AEP Industries, Inc.*	147	11,334
Berry Plastics Group, Inc.*	1,270	24,130
Boise, Inc.	3,180	25,408
Graphic Packaging Holding Co.*	8,710	65,499
Myers Industries, Inc.	1,512	22,408
UFP Technologies, Inc.*	580	11,768
		$160,547

METALS & MINING – 1.4%
AK Steel Holding Corp.#	9,470	31,724
AM Castle & Co.#,*	1,490	25,807
AMCOL International Corp.	1,120	34,462
Century Aluminum Co.*	2,760	22,522
Coeur d’Alene Mines Corp.*	5,090	77,572

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	75

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
General Moly, Inc.*	2,460	$4,576
Globe Specialty Metals, Inc.	3,750	48,975
Gold Reserve, Inc.*	2,870	9,184
Gold Resource Corp.#	930	9,523
Golden Minerals Co.#,*	1,130	2,057
Golden Star Resources Ltd.*	19,700	21,276
Handy & Harman Ltd.*	730	11,227
Haynes International, Inc.	614	29,847
Hecla Mining Co.	16,678	56,705
Horsehead Holding Corp.*	3,898	41,709
Kaiser Aluminum Corp.	1,271	80,073
Materion Corp.	1,252	33,165
McEwen Mining, Inc.#,*	16,230	37,816
Midway Gold Corp.*	9,790	9,207
Noranda Aluminum Holding Corp.	870	3,315
Olympic Steel, Inc.	625	12,500
Paramount Gold and Silver Corp.#,*	4,520	7,142
Revett Minerals, Inc.#,*	2,660	3,910
RTI International Metals, Inc.*	2,292	66,514
Schnitzer Steel Industries, Inc.	1,850	45,381
Stillwater Mining Co.#,*	7,214	89,742
SunCoke Energy, Inc.*	3,430	51,896
Universal Stainless & Alloy*	226	7,901
US Antimony Corp.#,*	4,400	6,688
US Silica Holdings, Inc.#	700	14,301
Vista Gold Corp.*	3,460	5,813
Worthington Industries, Inc.	3,639	117,103
		$1,019,633

PAPER & FOREST PRODUCTS – 0.9%
Boise Cascade Co.*	880	28,186
Buckeye Technologies, Inc.	1,708	64,204
Clearwater Paper Corp.*	1,074	49,425
Deltic Timber Corp.	475	29,678
KapStone Paper and Packaging Corp.	2,450	72,471
Louisiana-Pacific Corp.*	9,526	172,611
Neenah Paper, Inc.	891	25,625
PH Glatfelter Co.	2,563	61,512
Resolute Forest Products#,*	5,910	86,463
Schweitzer-Mauduit International, Inc.	1,598	64,383
Wausau Paper Corp.	1,710	17,408
		$671,966
TOTAL MATERIALS		$3,723,865

TELECOMMUNICATION SERVICES – 0.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%
8x8, Inc.*	3,350	24,220

Description	Number of Shares	Value
Atlantic Tele-Network, Inc.	400	$20,308
Cbeyond, Inc.*	2,039	17,902
Cincinnati Bell, Inc.*	12,380	43,578
Cogent Communications Group, Inc.	2,023	57,939
Consolidated Communications Holdings, Inc.	1,522	28,050
Fairpoint Communications, Inc.#,*	1,780	14,489
General Communication, Inc.*	1,642	15,944
Hawaiian Telcom Holdco, Inc.*	550	13,293
HickoryTech Corp.	790	8,121
IDT Corp.	1,200	17,748
inContact, Inc.*	2,070	16,767
Iridium Communications, Inc.#,*	3,010	20,197
Lumos Networks Corp.	637	8,593
magicJack VocalTec Ltd.#,*	540	8,926
Neutral Tandem, Inc.	1,350	4,023
ORBCOMM, Inc.*	2,560	12,109
Premiere Global Services, Inc.*	2,460	27,626
Primus Telecommunications Group, Inc.	1,110	13,953
Towerstream Corp.#,*	3,390	8,136
Vonage Holdings Corp.*	10,720	32,696
		$414,618

WIRELESS TELECOMMUNICATION SERVICES – 0.1%
Boingo Wireless, Inc.#,*	1,190	7,414
Leap Wireless International, Inc.#,*	4,250	24,310
NTELOS Holdings Corp.	637	9,377
Shenandoah Telecommunications Co.	1,706	27,961
USA Mobility, Inc.	1,488	20,192
		$89,254
TOTAL TELECOMMUNICATION SERVICES		$503,872

UTILITIES – 4.1%

ELECTRIC UTILITIES – 1.9%
ALLETE, Inc.	2,386	122,521
Cleco Corp.	4,025	199,318
El Paso Electric Co.	2,410	90,279
Empire District Electric Co.	2,926	67,503
IDACORP, Inc.	3,292	161,999
MGE Energy, Inc.	1,369	76,459
Otter Tail Corp.	2,430	75,816
PNM Resources, Inc.	5,007	120,218
Portland General Electric Co.	5,027	162,121
UIL Holdings Corp.	3,396	141,409
Unitil Corp.	1,340	40,615
UNS Energy Corp.	2,565	130,712
		$1,388,970

GAS UTILITIES – 1.2%
Chesapeake Utilities Corp.	570	30,415

ANNUAL REPORT  /  April 30, 2013

76	PORTFOLIOS OF INVESTMENTS

 Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Delta Natural Gas Co., Inc.	330	$7,154
Laclede Group, Inc.#	1,698	79,314
New Jersey Resources Corp.	2,607	123,050
Northwest Natural Gas Co.	1,888	83,959
Piedmont Natural Gas Co., Inc.	4,824	166,090
South Jersey Industries, Inc.	1,801	111,122
Southwest Gas Corp.	2,948	149,375
WGL Holdings, Inc.	3,600	166,392
		$916,871

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
Atlantic Power Corp.	7,430	34,921
Genie Energy Ltd.	1,200	12,936
Ormat Technologies, Inc.#	820	17,827
		$65,684

MULTI-UTILITIES – 0.6%
Avista Corp.	3,868	108,497
Black Hills Corp.	3,028	141,983
CH Energy Group, Inc.	1,045	67,894
NorthWestern Corp.	2,259	97,182
		$415,556

WATER UTILITIES – 0.3%
American States Water Co.	1,067	59,197
Artesian Resources Corp.	630	14,849
Cadiz, Inc.#,*	936	5,513
California Water Service Group	2,100	42,105
Connecticut Water Service, Inc.	363	10,338
Consolidated Water Co. Ltd.	907	9,043
Middlesex Water Co.	1,821	35,710
SJW Corp.	388	9,840
York Water Co.	1,140	21,375
		$207,970
TOTAL UTILITIES		$2,995,051
TOTAL COMMON STOCKS (COST $51,534,975)		$72,014,524

INVESTMENT COMPANIES – 0.6%

EQUITY FUNDS – 0.6%
Firsthand Technology Value Fund, Inc.#,*	620	11,532
iShares Russell 2000 Index Fund#	4,800	451,872
TOTAL EQUITY FUNDS		$463,404
TOTAL INVESTMENT COMPANIES (COST $416,683)		$463,404

Description	Number of Shares	Value
RIGHTS – 0.0%**
Clinical Data, Inc.	$845	$—
TOTAL RIGHTS (COST $0)		$—

WARRANTS – 0.0%**
Magnum Hunter Resources Corp.#	1,145	160
Vector Group Ltd.	3,960	—
TOTAL WARRANTS (COST $0)		$160
TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $51,951,658)		$72,478,088

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 14.0%

REPURCHASE AGREEMENTS – 14.0%

Deutsche Bank Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $2,413,398, collateralized by U.S. Government Securities 2.13% to 7.50%, maturing 12/01/16 to 04/01/48; total market value of $ 2,461,655.	$2,413,387	2,413,387

HSBC Securities USA, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $2,413,397, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 07/15/13 to 03/17/31; total market value of $ 2,461,656.	2,413,387	2,413,387

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $508,060, collateralized by U.S. Treasury Securities 0.25% to 2.75%, maturing 10/15/15 to 08/15/42; total market value of $ 518,219.	508,058	508,058

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $2,413,400, collateralized by U.S. Government Securities 2.08% to 7.00%, maturing 01/01/22 to 04/15/52; total market value of $ 2,461,655.	2,413,387	2,413,387

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $2,413,398, collateralized by U.S. Government Securities 1.97% to 4.50%, maturing 08/01/24 to 12/15/44; total market value of $ 2,461,655.	2,413,387	2,413,387
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $10,161,606)		$10,161,606
TOTAL INVESTMENTS – 114.0% (COST $62,113,264)		$82,639,694
COLLATERAL FOR SECURITIES ON LOAN – (14.0%)		(10,161,606)
OTHER ASSETS LESS LIABILITIES – 0.0%**		8,435
TOTAL NET ASSETS – 100.0%		$72,486,523

April 30, 2013  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	77

Wilmington Small-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $63,427,545. The net unrealized appreciation/(depreciation) of investments was $19,212,149. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $21,624,624 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,412,475.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$72,014,524	$—	$—	$72,014,524
Investment Companies	463,404	—	—	463,404
Rights	—	—	—	—
Warrants	160	—	—	160
Repurchase Agreements	—	10,161,606	—	10,161,606

Total	$72,478,088	$10,161,606	$—	$82,639,694

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

78

NOTES TO PORTFOLIOS OF INVESTMENTS

^	7-Day net yield.
§	Affiliated company. See Note 4 in Notes to Financial Statements.
#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

LLC – Limited Liability Corporation

LP – Limited Partnership

PLC – Public Limited Company

April 30, 2013  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	79

April 30, 2013	Wilmington Large-Cap Growth Fund		Wilmington Large-Cap Strategy Fund		Wilmington Large-Cap Value Fund
ASSETS:
Investments, at identified cost	$50,610,928		$277,821,389		$109,907,274

Investments in securities, at value (Including $1,944,149, $8,764,736 and $0 of securities on loan, respectively) (Note 2)	70,112,814		408,396,972	(a)	127,958,736
Cash	172,668		44,685		—
Income receivable	28,878		356,040		52,397
Receivable for shares sold	22,662		105,000		67,990
Receivable for investments sold	148,419		1,106		—
Other assets	8,099		7,865		6,207

TOTAL ASSETS	70,493,540		408,911,668		128,085,330

LIABILITIES:
Payable to custodian	—		—		440,225
Payable for investments purchased	164,902		—		—
Collateral for securities on loan	1,947,562		8,951,934		—
Payable for shares redeemed	70,835		96,416		60,906
Payable for Trustees’ fees	540		530		498
Payable for distribution services fee	4,413		6		3,971
Payable for shareholder services fee	11,906		—		16,640
Other accrued expenses	147,745		153,178		128,200

TOTAL LIABILITIES	2,347,903		9,202,064		650,440

NET ASSETS	$68,145,637		$399,709,604		$127,434,890

NET ASSETS CONSIST OF:

Paid-in capital	$63,910,016		$313,576,506		$119,413,601
Undistributed (distributions in excess of) net investment income	341,701		502,727		—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,607,966)		(44,945,212)		(10,030,173)
Net unrealized appreciation (depreciation) of investments	19,501,886		130,575,583		18,051,462

TOTAL NET ASSETS	$68,145,637		$399,709,604		$127,434,890

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$17,131,430		$—		$5,928,090

Shares outstanding (unlimited shares authorized)	2,003,053		—		510,616

Net Asset Value per share	$8.55		$—		$11.61

Offering price per share*	$9.05	**	$—		$12.29	**

Class I
Net Assets	$51,014,207		$399,709,604		$121,506,800

Shares outstanding (unlimited shares authorized)	5,907,619		27,325,009		10,425,640

Net Asset Value per share	$8.64		$14.63		$11.65

(a)	Includes $341,682 of investments in affiliated issuers.

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

80	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2013	Wilmington Mid-Cap Growth Fund	Wilmington Small-Cap Growth Fund	Wilmington Small-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$242,220,451	$134,130,146	$62,113,264

Investments in repurchase agreements, at value	$29,114,640	$17,897,479	$10,161,606
Investments in securities, at value (Including $28,985,432, $17,437,829 and $9,905,197 of securities on loan, respectively) (Note 2)	301,021,417	140,792,438	72,478,088

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	330,136,057	158,689,917	82,639,694

Cash	—	—	10,120
Cash denominated in foreign currencies	—	—	209	(a)
Income receivable	117,065	55,756	41,501
Receivable for shares sold	224,002	78,007	47,894
Receivable for investments sold	1,995,665	—	—
Other assets	7,322	6,055	17,682

TOTAL ASSETS	332,480,111	158,829,735	82,757,100

LIABILITIES:
Payable for investments purchased	1,668,214	—	—
Collateral for securities on loan	29,114,640	17,897,479	10,161,606
Payable for shares redeemed	180,091	101,512	2,845
Payable for Trustees’ fees	450	453	446
Payable for distribution services fee	12,704	5,500	—
Payable for shareholder services fee	32,476	15,185	—
Other accrued expenses	207,499	212,618	105,680

TOTAL LIABILITIES	31,216,074	18,232,747	10,270,577

NET ASSETS	$301,264,037	$140,596,988	$72,486,523

NET ASSETS CONSIST OF:
Paid-in capital	$229,189,611	$144,951,883	$65,984,419
Undistributed (distributions in excess of) net investment income	(272,627)	(417,631)	83,347
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,568,553)	(28,497,035)	(14,107,673)
Net unrealized appreciation (depreciation) of investments	87,915,606	24,559,771	20,526,430

TOTAL NET ASSETS	$301,264,037	$140,596,988	$72,486,523

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$56,837,318	$36,269,090	$—

Shares outstanding (unlimited shares authorized)	3,562,059	1,990,719	—

Net Asset Value per share	$15.96	$18.22	$—

Offering price per share*	$16.89 **	$19.28 **	$—

Class I
Net Assets	$244,426,719	$104,327,898	$72,486,523

Shares outstanding (unlimited shares authorized)	14,900,669	5,534,126	5,890,825

Net Asset Value per share	$16.40	$18.85	$12.30

(a)	Cost of cash denominated in foreign currencies was $209.

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS	81

Year Ended April 30, 2013	Wilmington Large-Cap Growth Fund		Wilmington Large-Cap Strategy Fund		Wilmington Large-Cap Value Fund
INVESTMENT INCOME:
Dividends	$1,232,494	(a)(b)	$8,174,328	(a)(b)	$3,123,380	(a)(b)
Securities lending income	26,330		75,515		28,183

TOTAL INVESTMENT INCOME	1,258,824		8,249,843		3,151,563

EXPENSES:
Investment advisory fee	697,139		1,842,921		908,568
Administrative personnel and services fee	18,836		84,538		29,779
Portfolio accounting, administration and custodian fees	45,133		159,170		45,920
Transfer and dividend disbursing agent fees and expenses	138,008		21,542		115,148
Trustees’ fees	27,904		28,334		27,812
Professional fees	62,181		66,531		55,843
Distribution services fee—Class A	42,488		125	(c)	14,101
Shareholder services fee—Class A	42,488		125	(c)	14,101
Shareholder services fee—Class I	162,552		921,338		310,387
Share registration costs	29,869		38,265		24,057
Printing and postage	29,712		17,925		23,858
Miscellaneous	14,888		48,016		15,529

TOTAL EXPENSES	1,311,198		3,228,830		1,585,103

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(226,864)		(1,385,777)		(52,100)
Waiver of distribution services fee—Class A	(361)		—	(c)	(798)
Waiver of shareholder services fee—Class A	(17,097)		(125	)(c)	(6,312)
Waiver of shareholder services fee—Class I	(149,758)		(921,338)		(162,286)

TOTAL WAIVERS AND REIMBURSEMENTS	(394,080)		(2,307,240)		(221,496)

Net expenses	917,118		921,590		1,363,607

Net investment income (loss)	341,706		7,328,253		1,787,956

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	4,081,645		13,948,281		10,280,159
Net realized gain (loss) on foreign currency transactions	—		—		16
Net change in unrealized appreciation (depreciation) of investments	(1,350,720)		34,752,819		1,036,364

Net realized and unrealized gain (loss) on investments	2,730,925		48,701,100		11,316,539

Change in net assets resulting from operations	$3,072,631		$56,029,353		$13,104,495

(a)	Net of foreign withholding taxes withheld of $569, $7,246 and $116,921.

(b)	Includes $54, $7,868 and $527 received from affiliated issuers.

(c)	On April 13, 2013, Class A of the Large-Cap Strategy Fund was terminated after the conversion to Class I of the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

82	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2013	Wilmington Mid-Cap Growth Fund		Wilmington Small-Cap Growth Fund		Wilmington Small-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$2,804,156	(a)(b)	$1,780,033	(a)(b)	$806,722 (a)
Securities lending income	417,023		323,530		136,126

TOTAL INVESTMENT INCOME	3,221,179		2,103,563		942,848

EXPENSES:
Investment advisory fee	2,365,865		1,221,565		277,074
Administrative personnel and services fee	63,830		32,988		11,673
Portfolio accounting, administration and custodian fees	108,584		67,025		75,235
Transfer and dividend disbursing agent fees and expenses	205,951		238,982		23,483
Trustees’ fees	28,048		28,557		30,165
Professional fees	76,704		60,275		70,437
Distribution services fee—Class A	137,144		88,819		—
Distribution services fee—Class C	—		1,787	(c)	—
Shareholder services fee—Class A	137,144		88,819		—
Shareholder services fee—Class C	—		596	(c)	—
Shareholder services fee— Class I	558,697		269,869		127,359
Share registration costs	29,476		38,723		28,041
Printing and postage	33,372		30,827		13,582
Miscellaneous	28,416		21,137		16,764

TOTAL EXPENSES	3,773,231		2,189,969		673,813

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(291,638)		(112,198)		(417,902)
Waiver of distribution services fee—Class A	(851)		(438)		—
Waiver of distribution services fee—Class C	—		(986	)(c)	—
Waiver of shareholder services fee—Class A	(116,422)		(58,862)		—
Waiver of shareholder services fee—Class C	—		(489	)(c)	—
Waiver of shareholder services fee—Class I	(275,839)		(145,062)		(127,359)

TOTAL WAIVERS AND REIMBURSEMENTS	(684,750)		(318,035)		(545,261)

Net expenses	3,088,481		1,871,934		128,552

Net investment income (loss)	132,698		231,629		814,296

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	7,738,830		1,385,443		5,895,718
Net realized gain (loss) on foreign currency transactions	—		—		(22)
Net change in unrealized appreciation (depreciation) of investments	18,624,339		11,305,096		2,022,351

Net realized and unrealized gain (loss) on investments	26,363,169		12,690,539		7,918,047

Change in net assets resulting from operations	$26,495,867		$12,922,168		$8,732,343

(a)	Net of foreign withholding taxes withheld of $6,424, $1,826 and $897.

(b)	Includes $100 and $88 received from affiliated issuers.

(c)	On April 13, 2013, Class C of the Small-Cap Growth Fund was terminated after the conversion to Class A of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	83

	Wilmington Large-Cap Growth Fund		Wilmington Large-Cap Strategy Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013		Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$341,706	$155,795	$7,328,253		$5,569,382	$6,566,630
Net realized gain (loss) on investments	4,081,645	13,226,789	13,948,281		8,077,638	2,692,000
Net change in unrealized appreciation (depreciation) of investments	(1,350,720)	(22,434,916)	34,752,819		13,862,545	78,156,513

Change in net assets resulting from operations	3,072,631	(9,052,332)	56,029,353		27,509,565	87,415,143

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(5,852)	—	(944)		(267)	(286)
Class I	(79,133)	(70,815)	(7,318,547)		(5,372,840)	(6,299,693)
Distributions from net realized gain on investments
Class A	(1,579,653)	(308,531)	—		—	—
Class I	(5,786,413)	(1,546,450)	—		—	—

Change in net assets resulting from distributions to shareholders	(7,451,051)	(1,925,796)	(7,319,491)		(5,373,107)	(6,299,979)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	253,460	266,102	40,894		—	24,341
Class I	10,388,386	19,200,047	48,465,457		65,074,652	315,538,826
Proceeds from exchange of Class A for Class I
Class A	—	—	(71,512	)(b)	—	—
Class I	—	—	71,512	(b)	—	—
Distributions reinvested
Class A	1,541,369	300,789	944		267	236
Class I	5,219,589	1,407,752	2,465,687		1,858,419	2,303,175
Cost of shares redeemed
Class A	(2,625,380)	(3,122,802)	(9,294)		(4,333)	(2,088)
Class I	(39,496,341)	(55,868,242)	(74,891,786)		(143,632,690)	(87,589,025)

Change in net assets resulting from share transactions	(24,718,917)	(37,816,354)	(23,928,098)		(76,703,685)	230,275,465

Change in net assets	(29,097,337)	(48,794,482)	24,781,764		(54,567,227)	311,390,629
NET ASSETS:
Beginning of period	97,242,974	146,037,456	374,927,840		429,495,067	118,104,438

End of period	$68,145,637	$97,242,974	$399,709,604		$374,927,840	$429,495,067

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$341,701	$84,980	$502,727		$490,455	$305,380

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	30,523	30,904	3,295		—	2,320
Class I	1,233,597	2,296,957	3,620,752		5,878,354	30,273,313
Shares exchanged
Class A	—	—	(4,623	)(b)	—	—
Class I	—	—	4,623	(b)	—	—
Distributions reinvested
Class A	197,616	37,505	71		23	20
Class I	663,275	174,874	187,578		161,249	203,829
Shares redeemed
Class A	(315,072)	(368,225)	(698)		(408)	(213)
Class I	(4,693,783)	(6,653,843)	(5,690,589)		(12,239,104)	(7,651,566)

Net change resulting from share transactions	(2,883,844)	(4,481,828)	(1,879,591)		(6,199,886)	22,827,703

(a)	Year end changed from June 30 to April 30.

(b)	On April 13, 2013, Class A of the Large-Cap Strategy Fund was terminated after the conversion to Class I of the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

84	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Large-Cap Value Fund		Wilmington Mid-Cap Growth Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$1,787,956	$1,317,174	$132,698	$(809,168)
Net realized gain (loss) on investments	10,280,175	4,135,047	7,738,830	25,609,997
Net change in unrealized appreciation (depreciation) of investments	1,036,364	(19,012,573)	18,624,339	(27,883,636)

Change in net assets resulting from operations	13,104,495	(13,560,352)	26,495,867	(3,082,807)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(63,452)	(36,426)	—	—
Class I	(1,735,768)	(1,319,431)	—	—
Distributions from net realized gain on investments
Class A	—	—	(2,239,956)	(2,661,286)
Class I	—	—	(9,036,430)	(7,928,225)

Change in net assets resulting from distributions to shareholders	(1,799,220)	(1,355,857)	(11,276,386)	(10,589,511)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	258,300	282,370	3,853,332	8,152,799
Class I	28,166,748	42,352,416	61,439,480	89,824,533
Distributions reinvested
Class A	61,515	35,523	2,060,452	2,500,128
Class I	1,063,341	842,966	8,109,967	7,366,210
Cost of shares redeemed
Class A	(927,691)	(1,015,899)	(12,309,078)	(9,489,591)
Class I	(54,085,694)	(68,742,638)	(70,635,840)	(41,530,266)

Change in net assets resulting from share transactions	(25,463,481)	(26,245,262)	(7,481,687)	56,823,813

Change in net assets	(14,158,206)	(41,161,471)	7,737,794	43,151,495
NET ASSETS:
Beginning of year	141,593,096	182,754,567	293,526,243	250,374,748

End of year	$127,434,890	$141,593,096	$301,264,037	$293,526,243

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$(272,627)	$(405,325)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	24,650	27,134	266,791	552,347
Class I	2,701,379	4,216,455	4,131,878	5,962,713
Distributions reinvested
Class A	5,812	3,484	146,339	181,037
Class I	100,572	82,892	560,468	520,580
Shares redeemed
Class A	(88,890)	(99,446)	(839,784)	(641,122)
Class I	(5,101,040)	(6,814,920)	(4,725,079)	(2,847,066)

Net change resulting from share transactions	(2,357,517)	(2,584,401)	(459,387)	3,728,489

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	85

	Wilmington Small-Cap Growth Fund			Wilmington Small-Cap Strategy Fund
	Year Ended April 30, 2013		Year Ended April 30, 2012	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$231,629		$(599,979)	$814,296	$723,480	$1,356,548
Net realized gain (loss) on investments	1,385,443		9,032,820	5,895,696	(1,998,866)	5,092,724
Net change in unrealized appreciation (depreciation) of investments	11,305,096		(25,481,130)	2,022,351	(11,912,058)	27,454,374

Change in net assets resulting from operations	12,922,168		(17,048,289)	8,732,343	(13,187,444)	33,903,646

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(185,121)		—	—	—	—
Class C	(1,318)		—	—	—	—
Class I	(571,237)		—	(763,725)	(884,546)	(1,230,775)

Change in net assets resulting from distributions to shareholders	(757,676)		—	(763,725)	(884,546)	(1,230,775)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	591,874		1,063,682	—	—	—
Class C	9,481		—	—	—	—
Class I	15,999,615		21,997,629	26,614,352	7,510,526	54,102,863
Proceeds from exchange of Class C for Class A
Class A	299,066	(b)	—	—	—	—
Class C	(299,066	)(b)	—	—	—	—
Distributions reinvested
Class A	172,046		—	—	—	—
Class C	1,161		—	—	—	—
Class I	284,137		—	188,667	186,726	237,390
Cost of shares redeemed
Class A	(6,344,652)		(6,178,700)	—	—	—
Class C	(20,041)		(51,523)	—	—	—
Class I	(45,935,744)		(32,909,077)	(11,259,397)	(72,618,596)	(58,102,865)

Change in net assets resulting from share transactions	(35,242,123)		(16,077,989)	15,543,622	(64,921,344)	(3,762,612)

Change in net assets	(23,077,631)		(33,126,278)	23,512,240	(78,993,334)	28,910,259
NET ASSETS:
Beginning of period	163,674,619		196,800,897	48,974,283	127,967,617	99,057,358

End of period	$140,596,988		$163,674,619	$72,486,523	$48,974,283	$127,967,617

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(417,631)		$—	$83,347	$21,273	$205,306

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	36,338		67,626	—	—	—
Class C	545		—	—	—	—
Class I	943,603		1,378,910	2,267,147	787,693	5,901,118
Shares exchanged
Class A	15,564	(b)	—	—	—	—
Class C	(16,152	)(b)	—	—	—	—
Distributions reinvested
Class A	10,582		—	—	—	—
Class C	74		—	—	—	—
Class I	16,903		—	17,227	19,935	24,537
Shares redeemed
Class A	(384,759)		(385,128)	—	—	—
Class C	(1,387)		(3,393)	—	—	—
Class I	(2,706,593)		(2,017,597)	(1,019,535)	(8,141,855)	(6,505,328)

Net change resulting from share transactions	(2,085,282)		(959,582)	1,264,839	(7,334,227)	(579,673)

(a)	Year end changed from June 30 to April 30.

(b)	On April 13, 2013, Class C of the Small-Cap Growth Fund was terminated after the conversion to Class A of the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

86	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP GROWTH FUND

CLASS A	2013		2012	2011	2010		2009
Net Asset Value, Beginning of Year	$8.97		$9.54	$8.09	$5.80		$8.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00	(b)	(0.02)	(0.05)	0.00	(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		(0.41)	1.51	2.29		(2.93)

Total Income (Loss) From Operations	0.40		(0.43)	1.46	2.29		(2.94)

Less Distributions From:
Net Investment Income	(0.00	)(b)	—	(0.01)	(0.00	)(b)	(0.01)
Net Realized Gains	(0.82)		(0.14)	—	—		—

Total Distributions	(0.82)		(0.14)	(0.01)	—		(0.01)

Net Asset Value, End of Year	$8.55		$8.97	$9.54	$8.09		$5.80

Total Return(c)	5.39%		(4.36)%	18.00%	39.52%		(33.56)%
Net Assets, End of Year (000’s)	$17,131		$18,738	$22,790	$20,790		$15,714
Ratios to Average Net Assets
Gross Expense	1.80%		1.66%	1.66%	1.64%		1.53%
Net Expenses(d)	1.42%		1.42%	1.42%	1.29%		1.23%
Net Investment Income (Loss)	0.04%		(0.20)%	(0.58)%	(0.06)%		(0.16)%
Portfolio Turnover Rate	49%		83%	61%	83%		138%

CLASS I	2013		2012	2011	2010		2009
Net Asset Value, Beginning of Year	$9.02		$9.56	$8.09	$5.80		$8.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05		0.02	0.02	0.01		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.40		(0.41)	1.47	2.29		(2.95)

Total Income (Loss) From Operations	0.45		(0.39)	1.49	2.30		(2.93)

Less Distributions From:
Net Investment Income	(0.01)		(0.01)	(0.02)	(0.01)		(0.02)
Net Realized Gains	(0.82)		(0.14)	—	—		—

Total Distributions	(0.83)		(0.15)	(0.02)	(0.01)		(0.02)

Net Asset Value, End of Year	$8.64		$9.02	$9.56	$8.09		$5.80

Total Return(c)	5.92%		(3.96)%	18.40%	39.72%		(33.47)%
Net Assets, End of Year (000’s)	$51,014		$78,505	$123,247	$121,608		$92,658
Ratios to Average Net Assets
Gross Expense	1.55%		1.41%	1.41%	1.39%		1.36%
Net Expenses(d)	1.04%		1.03%	1.03%	1.10%		1.13%
Net Investment Income (Loss)	0.52%		0.20%	0.25%	0.14%		0.30%
Portfolio Turnover Rate	49%		83%	61%	83%		138%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	87

For a share outstanding throughout each period:

WILMINGTON LARGE-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$12.84	$12.13		$9.39	$8.61	$12.28	$14.40
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.16		0.20	0.10	0.12	0.09
Net Realized and Unrealized Gain (Loss)on Investments	1.79	0.71		2.72	0.79	(3.68)	(1.57)

Total Income (Loss) From Operations	2.05	0.87		2.92	0.89	(3.56)	(1.48)

Less Distributions From:
Net Investment Income	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)	(0.09)
Net Realized Gains	—	—		—	—	—	(0.55)

Total Distributions	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)	(0.64)

Net Asset Value, End of Period	$14.63	$12.84		$12.13	$9.39	$8.61	$12.28

Total Return(b)	16.25%	7.32%		31.24%	10.28%	(28.94)%	(10.75)%
Net Assets, End of Period (000’s)	$399,710	$374,903		$429,467	$118,102	$131,692	$242,391
Ratios to Average Net Assets
Gross Expense	0.88%	0.74	%(c)	0.69%	1.01%	1.18%	1.00%
Net Expenses(d)	0.25%	0.25	%(c)	0.25%	0.93%	1.00%	0.93%
Net Investment Income (Loss)	1.99%	1.70	%(c)	1.72%	0.99%	1.27%	0.67%
Portfolio Turnover Rate	24%	19%		39%	160%	224%	127%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

88	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP VALUE FUND

CLASS A	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$10.61	$11.47	$9.85	$7.03		$11.32
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.06	0.01	0.04		0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.00	(0.86)	1.64	2.83		(4.30)

Total Income (Loss) From Operations	1.12	(0.80)	1.65	2.87		(4.11)

Less Distributions From:
Net Investment Income	(0.12)	(0.06)	(0.03)	(0.05)		(0.15)
Net Realized Gains	—	—	—	—		(0.03)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.12)	(0.06)	(0.03)	(0.05)		(0.18)

Net Asset Value, End of Year	$11.61	$10.61	$11.47	$9.85		$7.03

Total Return(c)	10.65%	(6.94)%	16.79%	41.02%		(36.53)%
Net Assets, End of Year (000’s)	$5,928	$6,038	$7,315	$6,606		$5,027
Ratios to Average Net Assets
Gross Expense	1.46%	1.42%	1.43%	1.42%		1.34%
Net Expenses(d)	1.29%	1.29%	1.31%	1.15%		0.53%
Net Investment Income (Loss)	1.12%	0.56%	0.09%	0.41%		2.30%
Portfolio Turnover Rate	93%	37%	26%	29%		34%

CLASS I	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$10.65	$11.51	$9.88	$7.05		$11.34
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.09	0.05	0.05		0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.00	(0.86)	1.63	2.84		(4.26)

Total Income (Loss) From Operations	1.15	(0.77)	1.68	2.89		(4.13)

Less Distributions From:
Net Investment Income	(0.15)	(0.09)	(0.05)	(0.06)		(0.13)
Net Realized Gains	—	—	—	—		(0.03)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.15)	(0.09)	(0.05)	(0.06)		(0.16)

Net Asset Value, End of Year	$11.65	$10.65	$11.51	$9.88		$7.05

Total Return(c)	10.91%	(6.65)%	17.08%	41.23%		(36.62)%
Net Assets, End of Year (000’s)	$121,507	$135,556	$175,440	$156,442		$117,108
Ratios to Average Net Assets
Gross Expense	1.21%	1.17%	1.18%	1.17%		1.13%
Net Expenses(d)	1.04%	1.00%	1.02%	0.99%		0.96%
Net Investment Income	1.39%	0.85%	0.48%	0.57%		1.55%
Portfolio Turnover Rate	93%	37%	26%	29%		34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	89

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MID-CAP GROWTH FUND

CLASS A	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$15.21	$16.21	$12.24	$8.37		$13.43
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.07)	(0.11)	(0.05)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	(0.25)	4.08	3.93		(4.74)

Total Income (Loss) From Operations	1.37	(0.32)	3.97	3.88		(4.75)

Less Distributions From:
Net Investment Income	—	—	—	(0.01)		—
Net Realized Gains	(0.62)	(0.68)	—	—		(0.31)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.62)	(0.68)	—	(0.01)		(0.31)

Net Asset Value, End of Year	$15.96	$15.21	$16.21	$12.24		$8.37

Total Return(c)	9.55%	(1.55)%	32.43%	46.30%		(34.75)%
Net Assets, End of Year (000’s)	$56,837	$60,666	$63,168	$40,438		$19,638
Ratios to Average Net Assets
Gross Expense	1.56%	1.57%	1.62%	1.62%		1.59%
Net Expenses(d)	1.24%	1.24%	1.24%	1.13%		1.08%
Net Investment Income (Loss)	(0.08)%	(0.47)%	(0.85)%	(0.51)%		(0.10)%
Portfolio Turnover Rate	36%	44%	34%	56%		90%

CLASS I	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$15.59	$16.57	$12.49	$8.54		$13.66
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.01	(0.04)	(0.07)	(0.04)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(0.26)	4.15	4.00		(4.83)

Total Income (Loss) From Operations	1.43	(0.30)	4.08	3.96		(4.81)

Less Distributions From:
Net Investment Income	—	—	—	(0.01)		—
Net Realized Gains	(0.62)	(0.68)	—	—		(0.31)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.62)	(0.68)	—	(0.01)		(0.31)

Net Asset Value, End of Year	$16.40	$15.59	$16.57	$12.49		$8.54

Total Return(c)	9.70%	(1.40)%	32.67%	46.37%		(34.60)%
Net Assets, End of Year (000’s)	$244,427	$232,860	$187,207	$143,594		$95,447
Ratios to Average Net Assets
Gross Expense	1.31%	1.33%	1.37%	1.36%		1.39%
Net Expenses(d)	1.08%	1.06%	1.06%	0.96%		0.94%
Net Investment Income	0.08%	(0.30)%	(0.54)%	(0.33)%		0.18%
Portfolio Turnover Rate	36%	44%	34%	56%		90%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

90	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SMALL-CAP GROWTH FUND

CLASS A	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$16.62		$18.20	$14.48	$9.99	$15.53
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.00	)(b)	(0.08)	(0.21)	(0.12)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		(1.50)	3.93	4.61	(5.48)

Total Income (Loss) From Operations	1.69		(1.58)	3.72	4.49	(5.54)

Less Distributions From:
Net Investment Income	(0.09)		—	—	—	—
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.09)		—	—	—	—

Net Asset Value, End of Year	$18.22		$16.62	$18.20	$14.48	$9.99

Total Return(c)	10.21%		(8.68)%	25.69%	44.94%	(35.67)%
Net Assets, End of Year (000’s)	$36,269		$38,439	$47,884	$41,276	$29,935
Ratios to Average Net Assets
Gross Expense	1.71%		1.64%	1.67%	1.70%	1.66%
Net Expenses(d)	1.47%		1.44%	1.45%	1.30%	1.26%
Net Investment Income (Loss)	(0.01)%		(0.54)%	(1.43)%	(0.98)%	(0.49)%
Portfolio Turnover Rate	142%		561%	393%	635%	865%

CLASS I	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.16		$18.76	$14.89	$10.26	$15.94
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.04		(0.05)	(0.12)	(0.10)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		(1.55)	3.99	4.73	(5.63)

Total Income (Loss) From Operations	1.79		(1.60)	3.87	4.63	(5.68)

Less Distributions From:
Net Investment Income	(0.10)		—	—	—	—
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.10)		—	—	—	—

Net Asset Value, End of Year	$18.85		$17.16	$18.76	$14.89	$10.26

Total Return(c)	10.47%		(8.53)%	25.99%	45.13%	(35.63)%
Net Assets, End of Year (000’s)	$104,328		$124,964	$148,560	$130,502	$93,014
Ratios to Average Net Assets
Gross Expense	1.46%		1.39%	1.42%	1.45%	1.43%
Net Expenses(d)	1.25%		1.21%	1.24%	1.17%	1.18%
Net Investment Income (Loss)	0.21%		(0.30)%	(0.81)%	(0.84)%	(0.40)%
Portfolio Turnover Rate	142%		561%	393%	635%	865%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2013  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	91

For a share outstanding throughout each period:

WILMINGTON SMALL-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$10.59	$10.70		$7.90	$6.57	$9.16	$14.11
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.09		0.11	0.09	0.05	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.70	(0.10)		2.80	1.32	(2.60)	(2.25)

Total Income (Loss) From Operations	1.88	(0.01)		2.91	1.41	(2.55)	(2.27)

Less Distributions From:
Net Investment Income	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)	—
Net Realized Gains	—	—		—	—	—	(2.68)

Total Distributions	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)	(2.68)

Net Asset Value, End of Period	$12.30	$10.59		$10.70	$7.90	$6.57	$9.16

Total Return(b)	18.07%	0.06%		36.96%	21.47%	(27.72)%	(18.13)%
Net Assets, End of Period (000’s)	$72,487	$48,974		$127,968	$99,057	$62,938	$31,834
Ratios to Average Net Assets
Gross Expense	1.32%	1.16	%(c)	0.96%	1.07%	1.61%	1.92%
Net Expenses(d)	0.25%	0.25	%(c)	0.25%	0.25%	0.75%	1.25%
Net Investment Income (Loss)	1.60%	1.17	%(c)	1.18%	1.14%	0.81%	(0.15)%
Portfolio Turnover Rate	42%	10%		48%	84%	205%	134%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Small-Cap Strategy Fund, a series of WT Mutual Fund (the“WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2013

92	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2013

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 17 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Growth Fund (“Large-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Large-Cap Strategy Fund*(“Large-Cap Strategy Fund”)(d)	The Fund’s investment goal is to achieve long-term capital appreciation.

Wilmington Large-Cap Value Fund (“Large-Cap Value Fund”)(d)	The Fund seeks to provide long-term capital appreciation and secondarily, current income.

Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Small-Cap Strategy Fund*(“Small-Cap Strategy Fund”)(d)	The Fund’s investment goal is to achieve long-term capital appreciation.

(d)	Diversified
*	Effective March 9, 2012, the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund (collectively the “WT Funds”), each a series of WT Mutual Fund, were reorganized into the Trust. For financial reporting purposes, the WT Funds’ financial and performance history prior to the reorganization has been carried forward and is reflected in the Funds’ financial statements and financial highlights. See Note 7 for additional information regarding the reorganization.

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

On April 13, 2013, Class C shares of the Small-Cap Growth Fund were terminated after the conversion to Class A of the Fund. On April 13, 2013, Class A shares of the Large-Cap Strategy Fund were terminated after the conversion to Class I of the Funds. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

April 30, 2013  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	93

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2013, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and as follows:

Fund	Dividends Declared	Dividends Paid
Large-Cap Growth Fund	Annually	Annually
Large-Cap Strategy Fund	Quarterly	Quarterly
Large-Cap Value Fund	Quarterly	Quarterly
Mid-Cap Growth Fund	Annually	Annually
Small-Cap Growth Fund	Annually	Annually
Small-Cap Strategy Fund	Quarterly	Quarterly

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending

ANNUAL REPORT  /  April 30, 2013

94	NOTES TO FINANCIAL STATEMENTS (continued)

securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2013, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
Large-Cap Growth Fund	$ 1,944,149	$ 1,947,562
Large-Cap Strategy Fund	8,764,736	8,951,934
Mid-Cap Growth Fund	28,985,432	29,114,640
Small-Cap Growth Fund	17,437,829	17,897,479
Small-Cap Strategy Fund	9,905,197	10,161,606

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, REIT dividend reclasses and distributions recognition on income distribution payables.

As of April 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2012, 2011, and 2010, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$—	$ 3,510	$ (3,510)
Large-Cap Value Fund	(19,825)	11,264	8,561
Small-Cap Growth Fund	(108,416)	108,416	—
Small-Cap Strategy Fund	—	11,503	(11,503)

The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

	2013			2012
Fund	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Growth Fund	$—	$ 84,985	$ 7,366,066	$ 70,815	$ 1,854,981
Large-Cap Value Fund	—	1,799,220	—	1,355,857	—
Mid-Cap Growth Fund	—	—	11,276,386	—	10,589,511
Small-Cap Growth Fund	—	757,676	—	—	—

Fund	2013 Ordinary Income*	2012 Ordinary Income*	2011 Ordinary Income*
Large-Cap Strategy Fund	$7,319,491	$5,373,107	$6,299,979
Small-Cap Strategy Fund	763,725	884,546	1,230,775

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2013  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	95

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Over Distributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Late Year Ordinary Deferrals	Other Timing Differences	Capital Loss Carryforwards and Deferrals
Large-Cap Growth Fund	$341,701	$ 110,679	$ 19,005,517	$ —	$—	$(15,222,276)
Large-Cap Strategy Fund	497,455	—	124,038,582	—	—	(38,402,939)
Large-Cap Value Fund	—	—	17,939,588	—	—	(9,918,299)
Mid-Cap Growth Fund	—	5,772,003	84,235,475	(272,627)	—	(17,660,425)
Small-Cap Growth Fund	—	—	24,243,991	(400,871)	—	(28,198,015)
Small-Cap Strategy Fund	96,848	—	19,212,149	—	—	(12,806,893)

At April 30, 2013, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Capital Loss Available Through			Short-Term Post-Effective	Long-Term Post-Effective	Total Capital Loss
	2016	2017	2018	No Expiration	No Expiration	Carryforwards
Large-Cap Growth Fund	$11,416,707	$ 3,805,569	$ —	$ —	$ —	$15,222,276
Large-Cap Strategy Fund	—	—	38,402,939	—	—	38,402,939
Large-Cap Value Fund	2,000,070	4,472,572	1,646,592	—	—	8,119,234
Mid-Cap Growth Fund	—	16,299,495	1,360,930	—	—	17,660,425
Small-Cap Growth Fund	7,293,340	18,467,238	1,273,640	380,282	382,938	27,797,438
Small-Cap Strategy Fund	—	12,806,893	—	—	—	12,806,893

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the tax-free transfer of assets described in Note 7 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2013:

Fund	Capital Loss Carryforwards Used
Large-Cap Growth Fund	$ 3,805,569
Large-Cap Strategy Fund	13,423,393
Large-Cap Value Fund	8,503,135
Mid-Cap Growth Fund	3,259,899
Small-Cap Strategy Fund	5,508,704

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2013 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Losses	Long-Term Post-October/ Late Year Losses
Large-Cap Value Fund	$ —	$1,799,065	$ —
Mid-Cap Growth Fund	272,627	—	—
Small-Cap Growth Fund	400,871	—	400,577

ANNUAL REPORT  /  April 30, 2013

96	NOTES TO FINANCIAL STATEMENTS (continued)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Growth Fund	0.85%
Large-Cap Strategy Fund	0.50%
Large-Cap Value Fund	0.70%
Mid-Cap Growth Fund	0.85%
Small-Cap Growth Fund	0.85%
Small-Cap Strategy Fund	0.55%

WFMC had entered into a Sub-Advisory agreement with NWQ Investment Management Company LLC (“NWQ”) to manage the Large-Cap Value Fund, subject to supervision by the Advisor and the Trustees, and in accordance with the investment goal and restrictions of the Fund. For their service, NWQ received a fee of 0.45%, accrued daily and paid monthly, based upon the Fund’s average daily net assets that they managed for the Fund, which was paid by the Fund.

Effective December 13, 2012, the sub-advisory agreement with NWQ was terminated and WFMC assumed management of all the assets of the Large-Cap Value Fund. The advisory fee paid to WFMC was changed from 0.25% to 0.70% of average daily net assets of the Fund effective with the termination of NWQ.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2013, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

Fund	Contractual Expense Limitations
	Class A	Class I
Large-Cap Growth Fund	1.42%	1.04%
Large-Cap Strategy Fund	N/A	0.25%
Large-Cap Value Fund	1.32%	1.04%
Mid-Cap Growth Fund	1.24%	1.08%
Small-Cap Growth Fund	1.47%	1.25%
Small-Cap Strategy Fund	N/A	0.31%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. Effective October 1, 2012, WFMC replaced WTIA as Co-Administrator for the Funds. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2013, WTIA and WFMC did not waive any administrative personnel and services fee.

April 30, 2013  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	97

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Large-Cap Growth Fund	$35,416
Large-Cap Strategy Fund	65
Large-Cap Value Fund	10,116
Mid-Cap Growth Fund	84,892
Small-Cap Growth Fund	31,010
Small-Cap Strategy Fund	—

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2013, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Large-Cap Growth Fund	$ 4,111
Large-Cap Strategy Fund	—
Large-Cap Value Fund	3,520
Mid-Cap Growth Fund	12,422
Small-Cap Growth Fund	5,041
Small-Cap Strategy Fund	—

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Large-Cap Growth Fund	$ 33,408
Large-Cap Strategy Fund	—
Large-Cap Value Fund	143,067
Mid-Cap Growth Fund	254,107
Small-Cap Growth Fund	128,408
Small-Cap Strategy Fund	—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides fund accounting and custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2013 are as follows:

ANNUAL REPORT  /  April 30, 2013

98	NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Fund Name	Balance of Shares Held 4/30/2012	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2013	Value at 4/30/2013	Dividend Income	Realized Gain/Loss
Large-Cap Growth Fund:
Wilmington Prime Money Market Fund	—	2,568,165	2,568,165	—	$—	$69	$—

Large-Cap Strategy Fund:
M&T Bank Corp.	2,210	1,200	—	3,410	341,682	7,868	—

Large-Cap Value Fund:
Wilmington Prime Money Market Fund	1,988,206	24,596,180	26,584,386	—	—	527	—

Mid-Cap Growth Fund:
Wilmington Prime Money Market Fund	3,796,553	8,311,219	12,107,772	—	—	—	—

Small-Cap Growth Fund:
Wilmington Prime Money Market Fund	94,563	11,275,615	11,370,178	—	—	88	—

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2013 were as follows:

Fund	Commissions
Large-Cap Growth Fund	$ 18,404
Large-Cap Strategy Fund	55,372
Large-Cap Value Fund	65,053
Mid-Cap Growth Fund	2,031
Small-Cap Growth Fund	270,065
Small-Cap Strategy Fund	37,946

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2013 were as follows:

	Investments
Fund	Purchases	Sales
Large-Cap Growth Fund	$ 40,094,142	$ 70,406,787
Large-Cap Strategy Fund	86,980,813	110,334,602
Large-Cap Value Fund	119,483,110	141,871,404
Mid-Cap Growth Fund	98,874,371	115,392,384
Small-Cap Growth Fund	203,839,256	242,224,995
Small-Cap Strategy Fund	37,901,969	22,006,243

6.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNYM. The termination date of this LOC is March 10, 2014. The Funds did not utilize the LOC for the year ended April 30, 2013.

7.	REORGANIZATION

On February 21, 2012 the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) to transfer all of the assets of Wilmington Large-Cap Strategy Fund and Wilmington Small-Cap Strategy Fund, each a series of WT Mutual Fund, (collectively the “WT Funds”) in exchange for shares of Large-Cap Strategy Fund and Small-Cap Strategy Funds (each an “Acquiring Fund”), respectively. The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the WT Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal

April 30, 2013  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	99

income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective WT Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Funds received an identical number of shares of the corresponding class (A Shares and I Shares) of the Acquiring Funds, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Acquiring Funds had no operations prior to March 9, 2012. The WT Funds investment objectives, policies and limitations were identical to those of the Acquiring Funds. Accordingly, for financial reporting purposes, the operating history of the WT Funds prior to the Reorganization is reflected in the financial statements and financial highlights.

8.	LEGAL PROCEEDINGS

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. For example, certain creditors of Tribune Co., which has recently emerged from bankruptcy, have filed actions against former Tribune shareholders, (collectively, the “Lawsuits”) who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These creditor plaintiffs seek the return of all proceeds received by the former Tribune shareholders. The Tribune-related actions are currently pending in the U.S. District Court for the Southern District of New York in a Multi-District Litigation (“MDL”). There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund and the Mid-Cap Growth Fund. The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. Although management currently believes that the resolution of the claims against the Funds, individually or in the aggregate, will not have a materially adverse impact on the Funds’ financial positions, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters could change in the future.

Litigation counsel to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund arising from the Lawsuits. Until the Large-Cap Strategy Fund and the Mid-Cap Growth Fund can do so, no reduction of their net asset values will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 0.5% of each of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund’s net asset value at this time. Neither the Large-Cap Strategy Fund nor the Mid-Cap Growth Fund can predict what their size might be at the time that the cost of the Lawsuits might be quantifiable and thus potentially deducted from their net asset value. Therefore, at this time, those buying or redeeming shares of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund will pay or receive, as the case may be, a price based on net asset value of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund, with no adjustment relating to the Lawsuits. The attorneys’ fees and costs relating to the Lawsuits will be taken as expenses by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund as incurred and in a manner similar to any other expense incurred by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board(“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT  /  April 30, 2013

100	NOTES TO FINANCIAL STATEMENTS (continued)
11.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2013, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Growth Fund	100.00%
Large-Cap Strategy Fund	95.85%
Large-Cap Value Fund	100.00%
Small-Cap Growth Fund	100.00%
Small-Cap Strategy Fund	38.84%

For the year ended April 30, 2013, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Growth Fund	100.00%
Large-Cap Strategy Fund	100.00%
Large-Cap Value Fund	100.00%
Samll-Cap Growth Fund	100.00%
Small-Cap Strategy Fund	41.15%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2013  /  ANNUAL REPORT

101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund at April 30, 2013, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2013

ANNUAL REPORT  /  April 30, 2013

102	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA, President of Wilmington Trust Investment Managements (“WTIM”), Director of Wilmington Funds Management Corporation (formerly known as Rodney Square Management Corporation).

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02-6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WTIM. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2013  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	103

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Private Investor, Consultant and Community Volunteer.

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of ChekMed Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

ANNUAL REPORT  /  April 30, 2013

104	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present).

OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

April 30, 2013  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	105

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT  /  April 30, 2013

106

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’port-folios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2013  /  ANNUAL REPORT

107

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’pri-vacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT  /  April 30, 2013

108
•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2013  /  ANNUAL REPORT

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Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors

111 South Calvert Street 26th Floor

Baltimore, MD 21202

Co-Administrator

Wilmington Funds Management Corp.

1100 North Market Street

Wilmington, DE 19890

Co-Administrator, Accountant, and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-AR-EQ-0413

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON TRUST

April 30, 2013

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Rock Maple Alternatives Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Multi-Manager International Fund (“International Fund”)

Wilmington Rock Maple Alternatives Fund (“Rock Maple Alternatives Fund”)

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)

Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)

Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)

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i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (“Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2012 through April 30, 2013. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

The U.S. economic expansion continued during the 12 months ended April 30, 2013, though its pace remained tepid. The production of goods and services grew 3.1%, 0.4%, and 2.5% faster than the rate of inflation during the third and fourth quarters of 2012 and the first quarter of 2013, respectively. U.S. consumer spending propelled the gains, though consumers were still cautious amid the long, slow recovery from the Great Recession of 2007–2009. Retail and food sales, for example, amounted to $4.94 trillion during our fiscal year, up 2.5% in real (inflation-adjusted) terms over the preceding 12-month period. The housing market continued its nascent recovery, and inflation averaged about 1.1%.

Source: Federal Reserve Bank of St. Louis, May 28, 2013

If consumers were feeling somewhat better, business managers remained wary. During the third and fourth quarters of 2012 and the first quarter of 2013, investments in U.S. plants, property, and equipment expected to last three years or more were made at lower rates than they had been made in the corresponding quarters five years earlier, as the recession was beginning. Employers likewise remained cautious in hiring. The number of U.S. private sector workers grew in all 12 months of our fiscal year, but the rate of private-sector job growth remained slow. At the end of April, there were still 2.0 million fewer private-sector workers than there had been at the labor market’s January 2008 peak. Much of the blame for soft business enthusiasm was laid at the doorsteps of Congress and the White House. Many business leaders said lawmakers needed to make meaningful changes in U.S. tax and spending policies to shore up the nation’s finances and to clarify the legal and regulatory environment.

Despite the modest rate of expansion, the U.S. recovery looked solid in relation to economic conditions in Europe, where a recession appeared to be worsening. Greece appeared likely to remain at least a near-term participant in the continent’s common currency experiment, but Spain, Portugal and Italy all joined Greece in struggling under heavy sovereign debts. Debate about the possibility of developing common fiscal policies and banking regulations continued, and investors were soothed by the European Central Bank President’s assurance that the bank would do “whatever it takes to preserve the euro.” In China, growth appeared to slow, though it remained strong in absolute terms. On balance, the global economy appeared to be expanding at a modest rate.

The Bond Markets

The good times rolled on in the U.S. bond market during our fiscal year. The Barclays Capital U.S. Aggregate Bond Index returned 3.68%. The index tracks the overall market for taxable, investment-grade U.S. bonds and includes U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities (MBS). The gain was propelled by strong results among corporate issues (+7.49%, according to the Barclays Capital U.S. Credit Bond Index), into which investors piled as the search for investment opportunities with meaningful yields continued.

The yield of the 10-year U.S. Treasury note, against which many other interest rates are set, declined from 1.91% at the end of April 2012 to a low of 1.43% in late July 2012 before climbing to 1.67% at the end of April 2013. The net 12-month decrease of a quarter of a percentage point boosted the prices of bonds across the market.

The S&P Municipal Bond Intermediate Index1 returned 4.71%. Demand for shares of municipal bond mutual funds, which account for much of the total demand for municipal bonds, accelerated as fears of widespread municipal bankruptcies dissipated and the rates of U.S. taxation on interest, dividends, and capital gains were allowed to revert in 2013 to prior, higher levels for higher-income taxpayers. Talk of limiting the federal tax exemption on municipal bond interest income, meanwhile, continued to be just talk.

PRESIDENT’S MESSAGE / April 30, 2013

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital U.S. Mortgage- Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
3.68%	2.56%	1.85%	7.49%	5.19%

The Stock Markets

Investors heard plenty about the “lost decade” of equity returns when the effects of the financial crisis were in full swing in early 2009. Commercials decrying 401(k) retirement plans as “201(k)s” promoted “gold 401(k)s” or day trading as solutions; “buy and hold,” it was said, was dead. Fast forward four years and anyone who abandoned equities may be wishing they hadn’t. The “lost decade” has turned into a pretty normal “found decade,” with a trailing 10-year total return for the S&P 500 Index of 7.88%, annualized. Granted, ten years ago we were emerging from the tech bubble; one must always be leery of the period selected in drawing conclusions from economic or investment data.

Stocks generally did very well during the 12 months ended April 30, 2013. Six broad stock market indices, which together offer a rough portrait of the world’s equity securities, returned between +3.97% and +19.39% in U.S. dollars during the fiscal year. The weakest return came from the MSCI Emerging Markets (Net) Index8 (+3.97%) and the strongest return (+19.39%) was recorded by the MSCI EAFE (Net) Index9 of developed international stock markets. In between were the returns of the Russell Top 200 Index10(+16.30%), which tracks mega-capitalization U.S. stocks, the Russell Midcap Index11 (+19.20%) of mid-cap U.S. stocks, the Russell 2000 Index12 (+17.69%) of small-cap U.S. stocks, and the S&P 500 Index13 (+16.89%), a widely watched gauge consisting mainly of large-cap U.S. stocks.

For the 12-month reporting period May 1, 2012 through April 30, 2013, certain stock market indices performed as follows:

S&P 500 Index[13]	Dow Jones Industrial Average[14]	NASDAQ Composite Index[15]	MSCI All Country World ex-US (Net) Index[16]
16.89%	15.39%	10.78%	14.15%

The Trust, with assets of $13.3 billion as of April 30, 2013, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility, and professional management you need.

Sincerely,

Sam Guerrieri

President

May 28, 2013

April 30, 2013 / PRESIDENT’S MESSAGE

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Stock markets, especially foreign markets, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Bond prices are sensitive to change in interest rates, and a rise in interest rates can cause a decline in their price. Real estate is a cyclical industry that is sensitive to interest rates, economic conditions (both nationally and locally), property tax rates and other factors. Commodity-related securities may be subject to additional risks and broad market price fluctuations. High yield securities present greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Investments such as mutual funds that focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors.

Diversification and asset allocation do not assure profit or protect against loss. Investment markets are volatile and no investment strategy can guarantee that the desired result will be achieved. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because certain Funds invest in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

1.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
3.	Barclays Capital U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
4.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
5.	Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Capital Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
9.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
10.	Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.
11.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
12.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

PRESIDENT’S MESSAGE / April 30, 2013

13.	S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
14.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The DJIA is unmanaged and investments cannot be made directly in the DJIA.
15.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
16.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 45 country indices comprising 23 developed and 22 emerging market country indices.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

April 30, 2013 / PRESIDENT’S MESSAGE

1

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of 10.17%* for Class A Shares and 10.22%* for Class I Shares, versus its benchmark, the Morgan Stanley Capital International – All Country World ex-US Index (Net, USD) (“MSCI ACWI ex-US”)** which had a total return of 14.15%. The appreciation of the U.S. Dollar detracted 4.5%, as the MSCI ACWI ex-US in local currency terms, returned 18.7%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the U.S. On a net-of-fees basis, both tactical asset allocation decisions and overall manager selection had a negative effect on the Fund’s relative returns.

During the period, developed countries outperformed emerging markets. The MSCI World ex-US Index (Net), a proxy for developed country large/mid-cap equity returns, registered a return of 17.5% in U.S. Dollar (“dollar”) terms and 23.0% in local currency terms. By contrast, the MSCI Emerging Markets (Net) Index returned only 4.0% in dollar terms, against 5.7% for local currency.

Within developed countries, Japan produced a 22.0% return in dollar terms and 48.8% in Japanese Yen (yen) terms. The difference, 26.8%, reflected the depreciation of the yen against the dollar. A new Japanese government, under Prime Minister Shinzo Abe, came into power at the end of 2012, pledging monetary expansion. The result has been two-fold: a sharp depreciation of the yen and a dramatic rise in Japanese stock indexes, as they adjusted upward to reflect expectations for improved Japanese exporter competitiveness and rising corporate earnings.

For the Eurozone in aggregate, the return in dollar terms was 21.2%, as against 21.6% in local currency returns. However, returns varied across Eurozone markets. Most of Europe has been confronting a recession or near-recession, caused in part by the fiscal austerity policies adopted by Eurozone peripheral countries to contain their sovereign debt loads. High equity returns mainly reflect expectations for renewed positive economic growth in 2014.

In spite of very high unemployment, especially among youth, Spain registered a 26.8% return during the year. The government of Mariano Rajoy continued to implement banking sector consolidation and was allowed extra time to reach fiscal targets. The strong net return likely reflects expectations of an industrial rebound, given that unit labor costs are falling. Already, automobile companies are making plans to locate operations in Spain.

The other major Eurozone peripheral country, Italy, registered a 13.9% return. This lower return is likely due to months of political and economic uncertainty following a partially deadlocked election. This uncertainty has ended, for the time being, with the formation of a new grand coalition government under Prime Minister Enrico Letta. Both the new Italian government and the existing French government under Francois Hollande are seeking to soften the austerity regime favored by Germany, seeking to replace it with one that is more pro-growth in policy orientation.

The current French government had reversed, in part, its predecessor’s austerity policies. France produced net returns of 22.5% during the year. Germany, Europe’s largest economy, registered a 16.4%

return. Like much of the rest of the Eurozone, Germany has been in recession. However, as with the rest of the Eurozone, the equities markets appear to be looking to 2014 for positive economic growth.

The UK registered a relatively weak 11.7% return. In some part this was due to weak exports to Europe and continued fiscal constraint by the coalition conservative - liberal democrat government. However, the UK index is influenced by the listing in London of a number of global metals and oil companies. Weak commodities prices contributed to depressing UK returns.

Within large-cap developed market space, the value style, represented by the MSCI World ex-US Value Index (Net), returned 19.7% while the growth style, represented by the MSCI World ex-US Growth Index (Net) returned 15.3%. Typically, when a pronounced global cyclical economic upswing is expected, value would outperform growth significantly. The difference between the value and growth returns suggests that the market expects only a mild economic upswing. The international developed country small-cap sector, represented by the MSCI World ex-US Small Cap Index (Net), registered a 14.7% return, versus 17.5% for MSCI World ex-US Index, which represents the large/mid-cap sector.

Within emerging markets, there was particularly wide variation among markets. Brazil, Russia, Korea, and South Africa all posted negative returns in dollar terms: -5.3%, -6.6%, -1.0%, and -3.8%, respectively. Further, China registered a relatively small positive return of 4.1%. Brazil and South Africa suffered from some government policy stumbles. The Russian economy depends on energy revenues, and oil prices had weakened in 2013. The Korean market is dominated by export manufacturers, which suffered from the improved competitive position of their Japanese exporters. Regarding China, the market was awaiting the newly installed leadership team’s elaboration of economic and financial policies. Other emerging markets demonstrated far better returns. Indonesia, Mexico, India and Taiwan returned 17.0%, 16.7%, 11.8% and 10.4%, respectively. Turkey, the Philippines and Thailand posted more spectacular returns of 46.5%, 43.1% and 21.9%, respectively.

Source: MSCI, May 1, 2013

On November 13, 2012, the Fund added Northern Cross LLC (“Northern Cross”) as a new sub-advisor and terminated the sub-advisory services of Goldman Sachs Asset Management, L.P. and Hansberger Global Investors, Inc. Northern Cross holds an actively managed 70-80 stock portfolio, owning names for the long-term (7-10 years) that have both franchise power and ability to grow their earnings.

The Fund allocates assets between developed and emerging market countries based on the advice from Wilmington Trust Investment Advisors’ Investment Strategy Team, which recommended tactical asset allocation at the end of the period of 67% allocation to developed large-cap countries, 0% to developed small-cap countries, and 33% allocation to emerging markets. In addition, the allocation to developed large-cap markets was 50% value and 50% growth. At the start of the period, the Fund’s assets represented a 73% allocation to developed large-cap countries (42% value/58% growth), 0% to developed small-cap countries, and 27% allocation to emerging markets. The Fund’s persistent overweight allocation to emerging

ANNUAL REPORT / April 30, 2013

2

markets throughout the period had a negative effect on the Fund’s overall relative performance as noted previously by the large difference in returns between developed countries and emerging markets.

The Fund currently has a sub-advisor lineup consisting of the following asset managers: Barings International Investment Limited (“Barings”), Dimensional Fund Advisors LP (“DFA”), LSV Asset Management (“LSV”), Northern Cross, Parametric Portfolio Associates LLC (“Parametric”), and Wilmington Trust Investment Advisors, Inc. (“WTIA”). WTIA allocates assets of the Fund among the sub-advisors.

The emerging markets portfolio managed by Parametric significantly outperformed the MSCI Emerging Markets Net Index. The main positive drivers in explaining its relative results were its structural underweight to Brazil, investments in non-benchmark countries such as the United Arab Emirates, Kenya, and Nigeria, and its overweight allocation to Turkey and Mexico. Its underweight allocations to India, Taiwan, and the Czech Republic had the most meaningful negative influence on relative returns.

The all country large-cap value portfolio managed by LSV outperformed the MSCI All Country World ex-US Value Index (Net). As its investment style is to maintain a country and sector-neutral bias, most of its positive relative results were based on stock selection, especially having overweight allocation to stocks that have high earnings yield (earnings-to-market price ratio) and high dividend yield (dividends paid-to-market price ratio).

The developed country large-cap core portfolio managed by Barings trailed the MSCI World ex-US Index (Net). Its relatively poor performance resulted from a number of factors including having an allocation to emerging market stocks, which trailed in the period, and poor stock selection within Japan. Another explanatory factor was its overweight allocation to gold mining stocks which were owned resulting from its thesis that the price of gold would remain elevated as a result of global quantitative easing. Instead, the price of gold declined and correspondingly so did the stock price of gold miners. In addition, one of the miners it owned and later sold, Centamin Egypt, was adversely impacted by political issues in Egypt.

The developed country large-cap growth portfolio managed by Northern Cross trailed the MSCI World ex-US Growth Index (Net). Most of the relative underperformance can be attributed to its large underweight allocation to Japan, one of the best performing countries in the period. Positive contributions from underweight positions in Italy, Spain, the United Kingdom, and the Netherlands were offset by losses due to overweight positions in Brazil, Denmark, Malaysia, Sweden, and China. It also experienced weak stock selection in Hong Kong (overweight position in Cheung Kong Holdings) and Japan (overweight position in Fanuc) while experiencing good stock selection in France (overweight position in L’Oreal).

The developed country large-cap value portfolio managed by DFA significantly underperformed the MSCI World ex-US Value Index (Net). The portfolio’s relative performance was driven primarily by the specific industries and countries owned as a result of its portfolio construction process. At the sector level, its structural bias to own high book-to-market price stocks resulted in a larger relative portfolio allocation to materials and energy, the two weakest performing sectors during the period and a corresponding underweight allocation to healthcare, the best performing sector. At the country level, allocation and differences in individual holdings in Canada, Australia, and Japan also had a negative impact.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.12%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and it is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) (Net, USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

MSCI Emerging Markets Index (Net, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex-US Index (Net, USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. market. The MSCI World ex-US Index consists of 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World ex-US Growth and Value Indices (Net, USD) are free float-adjusted market capitalization weighted indices that are designed to measure the equity market performance of developed markets excluding the U.S. market. MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics

April 30, 2013 / ANNUAL REPORT

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including forward looking variables. The objective of the index design is to divide constituents of the MSCI World ex-US Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

The MSCI ACWI ex US Small Cap Index captures small cap representation across 23 of 24 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 4,168 constituents, the index covers approximately 14% of the global equity opportunity set outside of the U.S.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding financial institutions with capital, in an effort to promote increased lending and liquidity.

Earnings Yield (earnings-to-market price ratio) is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield (which is the inverse of the share price/earnings - P/E ratio) shows the percentage of each dollar invested in the stock that was earned by the company. The earnings yield is used by many investment managers to determine optimal asset allocations.

Dividend Yield (dividends paid-to-market price ratio) is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Book-to-Market is a ratio used to find the value of a company by comparing the book value of a firm to its market value. Book value is calculated by looking at the firm’s historical cost, or accounting value. Market value is determined in the stock market through its market capitalization.

ANNUAL REPORT / April 30, 2013

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – CLASS A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager International Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2013, compared to the MSCI ACWI ex-US.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2013

1 Year	4.12%
5 Years	-3.46%
Start of Performance (12/19/05)	1.99%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.87%
After Waivers	1.54%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

April 30, 2013 / ANNUAL REPORT

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Multi-Manager International Fund (Class I) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Morgan Stanley Capital International All Country World Index ex-US (Net, USD) (“MSCI ACWI ex-US”).2

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	10.22%
5 Years	-2.18%
10 Years	8.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.62%
After Waivers	1.41%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

ANNUAL REPORT / April 30, 2013

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WILMINGTON ROCK MAPLE ALTERNATIVES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Rock Maple Alternatives Fund (the “Fund”) had a total return of 5.56%* for Class A Shares and 5.91%* for Class I Shares, versus its benchmark, the HFRX Global Hedge Fund Index**, which had a total return of 4.02%.

Fund Highlights

The Fund’s performance met objectives relative to the benchmark and the expectations of the portfolio management team. Manager cross correlation was low, and return attribution was well diversified from both a strategic and geographic standpoint. The Fund’s annualized volatility for the fiscal year was 2.68%, and the realized beta to S&P 500 was 0.13.

Performance by Strategy

All of the long/short equity managers contributed positively to the Fund’s performance. Our European focused manager, Calypso Capital Management, LP, saw the strongest gains as it had a number of single name wins particularly in the energy/oil services sector. Our dividend income focused manager, ADAR Investment Management, LLC, generated gains through both income and price appreciation, and rotated out of a number of equities that hit price targets. Our two small- and mid-cap equities focused managers, Madison Street Partners, LLC and TIG Advisors, LLC, also made positive contributions albeit on higher volatility. The four funded equity managers continue to exhibit low correlation to one another.

Our event driven strategy, accessed through the Arbitrage Fund (an underlying fund), detracted modestly from returns. Over the year, we became increasingly bearish on the strategy given light merger activity and prevalence of cash deals (which are hedged with a broad equity index short position and as a result are costly in a rising equity environment). As a result, we reduced the strategy’s allocation during the year.

Our corporate credit strategies contributed positively to returns. The strategies, one portion being accessed through an allocation to Acuity Capital Management, LLC and the other through an allocation to the Osterweis Strategic Income Fund, remain focused on short-duration higher credit-quality high yield issuers. As a result of improvements in the debt markets, a high proportion of the underlying bonds were refinanced, which made an important contribution to the Fund’s overall total return.

Options Arbitrage, managed by Parametric Risk Advisers, was a strong performer in calendar year 2012, given that realized volatility was consistently below implied volatility. Given the historic low levels of both realized and implied volatility we have seen in 2013, calendar year to date the strategy has given back some of its profits.

Global Macro was the Fund’s worst performing strategy and detracted from performance. The manager struggled given the high correlation in risk assets driven by risk-on/risk-off sentiments. Earlier this year, Evercore Wealth Management, LLC (Evercore) stopped acting as a sub-advisor to the Fund as Evercore decided to exit the separately managed account business. The strategy exhibited low correlation to our other managers and dampened volatility during calendar year 2012, but reduced overall performance.

Commentary & Outlook

At this point, the portfolio management team has a constructive view on both equity and credit markets. We feel that much of the sensitivity to macro headlines has abated and it is an increasingly positive environment for security selection and soft-catalyst strategies. We believe that constrained global growth will lead to greater dispersion among individual equities. This may also result in greater corporate activity which would be a tail wind for our event strategy. We believe that there is room for further advances in corporate credit, despite the strong rally, given the quality of corporate balance sheets. In a lower-volatility environment with an advancing equity market, we would expect our options arbitrage strategy to have modestly lower returns. We intend to continue to run the portfolio well diversified from an exposure and thematic standpoint.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.26%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (HFRX). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Chicago Board Options Exchange Volatility Index (VIX)—VIX is designed to measure the market’s expectation of 30-day volatility implied by at-the-money S&P 500® Index option prices. VIX estimates expected volatility by averaging the weighted prices of S&P 500® puts and calls over a wide range of strike prices. As such, VIX does not serve as a benchmark for returns, but rather as an indication of opportunities that may be present in the marketplace when utilizing volatility-based, or volatility management, strategies. There is no established return benchmark for volatility or options strategies. International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Correlation is a statistical measure of how two securities move in relation to each other.

April 30, 2013 / ANNUAL REPORT

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WILMINGTON ROCK MAPLE ALTERNATIVES FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Rock Maple Alternatives Fund (Class A) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2013, compared to the HFRX Global Hedge Fund Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	-0.26%
5 Years	N/A
Start of Performance (1/12/12)	0.67%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	3.90%
After Waivers	2.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2013

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WILMINGTON ROCK MAPLE ALTERNATIVES FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Rock Maple Alternatives Fund (Class I) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2013, compared to the HFRX Global Hedge Fund Index.2

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	5.91%
Start of Performance (1/12/12)	5.41%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	3.65%
After Waivers	2.49%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2013 / ANNUAL REPORT

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WILMINGTON MULTI-MANAGER REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of 10.33%* for Class A Shares and 10.58%* for Class I Shares, versus its benchmarks, the Barclays Capital World Government Inflation Linked Bond Index (hedged, USD) (Barclays World GILB Index)** and its Blended Index which had total returns of 6.71% and 12.24%, respectively. The Blended Index is currently a blend of 50% Barclays World GILB Index, 35% S&P Developed Property Index**, and 15% Dow Jones-UBS Commodity Index (“DJUBSCI”)**. During this period, the Fund’s managers and investments subtracted value, while tactical asset allocation decisions to underweight global inflation linked bonds (ILBs) and overweight real estate related securities during the last two months of the fiscal period added value.

The Fund maintained a neutral stance during the year relative to its blended benchmark up until the end of February 2013 when it shifted to a 10% overweight to real estate and a 10% tactical underweight to global ILBs. In aggregate, the tactical tilts have helped performance relative to the blended benchmark thus far in March and April of 2013.

The current weightings of 45% real estate related securities, 40% global ILBs and 15% commodities reflect our belief that a slowly growing economy, low interest rates, available financing and restrained inflation may benefit real estate to a greater extent than ILBs or commodities.

Real yields on ILBs fell during the period as measured by the Barclays World GILB Index due in part to slow economic growth, central bank intervention and limited inflation expectations. They crossed into negative territory and ended the period at -0.4%, leading global ILBs to a +6.7% gain for the fiscal year. The portfolio of developed-and emerging-market ILBs managed by Pacific Investment Management Company (“PIMCO”) outperformed the Fund’s ILB benchmark during this time (+9.0% versus +6.7%), benefiting from a structural allocation to emerging market ILBs which rose +8.8% measured by the Barclays Capital Emerging Market GILB (hedged USD) Index** on positive real yields and higher realized inflation than developed markets. The portfolio of global, developed-market ILBs managed by HSBC Global Asset Management (“HSBC”) underperformed its benchmark during the period (+5.8% versus +6.7% for the Barclays World GILB Index). HSBC’s portfolio trailed the Barclays World GILB Index primarily due to holding shorter maturity bonds on average, which had a negative impact on performance when real rates declined during the period, pushing up bond prices.

Global real estate securities were up +28.5% during the fiscal year as measured by the S&P Developed Property Index as real estate markets continued their recovery and the space remained a favorite among investors looking for yield. Performance was driven by non-U.S. markets, principally Asia (+43.8%) followed by Europe (+23.3%) and the U.S. (+19.4%). The portfolio of global real estate securities managed by EII Capital Management, Inc. (“EII”) returned +22.7% during the period while the portfolio of global real estate securities managed by CBRE Clarion Securities (“CBRE”) returned +24.4%. Both trailed the index performance of +28.5% primarily due to a focus on higher quality names while the biggest rallies occurred in smaller capitalization Real Estate Investment Trusts (REITs) and those with the highest dividend yields.

Finally, commodities, the smallest allocation in the Fund, were down -5.3% over the period as measured by the DJUBSCI. During this time, most underlying commodities suffered declines as investors pulled funds from commodity investments on the back of slow global growth and concerns about further slowing in the emerging market countries such as China specifically. Declines were led by soft commodities, such as coffee, cocoa, sugar and fruit, (-18.9%) while natural gas was far and away the largest gainer at +34.7%. The PIMCO CommodityPLUS Strategy Fund (the “PIMCO Fund”), to which the Fund has exposure, outpaced the DJUBSCI, returning -1.5%. The PIMCO Fund invests in derivative securities linked to commodity indices, while the collateral portion of the portfolio is actively managed by investing primarily in domestic ILBs in an attempt to add incremental returns, along with additional inflation hedging. The PIMCO Fund’s excess return, therefore, is primarily attributable to the collateral portfolio beating the return on T-Bills, which is the implied collateral return for the DJUBSCI. The Credit Suisse Commodity Return Strategy Fund (the “Credit Suisse Fund”), to which the Fund has exposure, has a similar structure to the PIMCO Fund, but instead of investing the collateral primarily in domestic ILBs, it invests primarily in enhanced cash securities. During the fiscal year, the Credit Suisse Fund slightly trailed the DJUBSCI (-5.8% versus -5.3%). The Fund also had exposure to the Deutsche Bank Liquid Commodity Index-Optimum Yield Diversified (“DBLCIOY Diversified”) index** via exposure to the PowerShares DB Commodity Index Tracking Fund. During the period, the DBLCIOY Diversified underperformed the DJUBSCI (-7.3% vs. -5.3%).

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.27%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Barclays World GILB Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest.

S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

Dow Jones - UBS Commodity Index is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that

ANNUAL REPORT / April 30, 2013

10

could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

Barclays Emerging Market Government Inflation-Linked Bond Index measures the total return performance of inflation-linked bonds from the major emerging market countries. The index includes government debt, i.e. direct obligations of the state issuer. Quasi-government and corporate debt is not included in the index.

Deutsche Bank Liquid Commodity Index-Optimum Yield-Diversified IndexTM reflects the performance of a basket of futures contracts relating to 16 of the most heavily-traded and imported physical commodities. International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

Dividend Yield (dividends paid-to-market price ratio) is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

April 30, 2013 / ANNUAL REPORT

11

WILMINGTON MULTI-MANAGER REAL ASSET FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Real Asset Fund (Class A) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2013, compared to the Barclays Capital World Government Inflation-Linked Bond Index

(“BCWGILB”)2 and the Real Asset Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	4.27%
5 Years	1.02%
Start of Performance (12/20/05)	4.89%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.61%
After Waivers	1.37%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 50% BCWGILB, 35% S&P Developed Property Index and 15% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

ANNUAL REPORT / April 30, 2013

12

WILMINGTON MULTI-MANAGER REAL ASSET FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Multi-Manager Real Asset Fund (Class I) (the “Fund”) from July 1, 2003 (start of performance) to April 30, 2013, compared to the BCWGILB2 and the Real Asset Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	10.58%
5 Years	2.43%
Start of Performance (7/01/03)	9.78%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.36%
After Waivers	1.12%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 50% BCWGILB, 35% S&P Developed Property Index and 15% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

April 30, 2013 / ANNUAL REPORT

13

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Strategic Allocation Conservative Fund (the “Fund”) returned 5.97%* for Class A Shares and 6.13%* for Class I Shares, versus its benchmarks, the Barclays Capital U.S. Aggregate Bond Index** and the Conservative Blended Index**, which returned 3.68% and 5.49%, respectively.

The Wilmington Strategic Allocation Conservative Fund is managed by first replicating tactical asset allocation decisions made by Wilmington Trust Investment Advisors, Inc. and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Conservative Blended Index.

Over the past year, the Class I Shares outperformed the Conservative Blended Index by 0.6%. Over the past 12 months, tactical decisions added about 0.8% above the Fund’s relative performance to the Conservative Blended Index. Manager performance was able to add about 1.5% over the entire fiscal year. Both manager performance and tactical decisions were able to add value sufficient to overcome the roughly 1.7% in fees charged by the Fund and the various mutual funds employed by the Fund. During the year, the Fund faced an environment that was marked by systemic risks from Europe and fiscal policy confrontation on the domestic front. This promoted the very volatile “risk on/risk-off” environment that generated very volatile return patterns. Towards the end of the fiscal year, markets became more manageable and the Fund moved from a tactically defensive posture to a more aggressive position. Tactical decisions which helped the Fund included an exposure to the U.S. Corporate High Yield market which outperformed the investment grade bond market and an underweight to hedge funds which were unable to beat either equities or domestic investment grade fixed income. Offsetting this to a degree were allocations to emerging market equities and developed international equities where markets struggled against weaker economic conditions than existed in the United States.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.12%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

Risk-On/Risk-Off - is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments (i.e. stocks and high-yield bonds). When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments (i.e. cash equivalents and U.S. Treasury securities).

Investment grade - is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ’A’ and ’B’ to identify a bond’s credit quality ratings. ’AAA’ and ’AA’ (high credit quality) and ’A’ and ’BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (’BB’, ’B’, ’CCC’, etc) are considered lower credit quality.

ANNUAL REPORT / April 30, 2013

14

WILMINGTON STRATEGIC

ALLOCATION CONSERVATIVE FUND –CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Conservative Fund (Class A) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2013, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Conservative Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	0.12%
5 Years	2.18%
Start of Performance (12/20/05)	3.48%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.95%
After Waivers	1.49%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2013 / ANNUAL REPORT

15

WILMINGTON STRATEGIC

ALLOCATION CONSERVATIVE FUND –CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Strategic Allocation Conservative Fund (Class I) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2013, compared to the BCAB2 and the Conservative Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	6.13%
5 Years	3.59%
Start of Performance (12/20/05)	4.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.70%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2013

16

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of 8.12%* for Class A Shares and 8.29%* for Class I Shares, versus its current benchmarks, the Russell 3000 Index**, Barclays Capital U.S. Aggregate Bond Index**, and the Moderate Blended Index**, which had total returns of 17.21%, 3.68%, and 9.57%, respectively.

The Wilmington Strategic Allocation Moderate Fund is managed by first replicating tactical asset allocation decisions made by Wilmington Trust Investment Advisors, Inc. and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Moderate Blended Index.

Over the past year, the Class I Shares underperformed the Moderate Blended Index by 1.3%. Over the past 12 months tactical decisions added about 0.6% above the Fund’s relative performance to the Moderate Blended Index. Manager performance was only able to add about 0.1% over the entire fiscal year. While both manager performance and tactical decisions were able to add value, they were not sufficient to overcome the roughly 1.8% in fees charged by the Fund and the various mutual funds employed by the fund. During the year, the Fund faced an environment that was marked by systemic risks from Europe and fiscal policy confrontation on the domestic front. This promoted the very volatile “risk on/risk-off” environment that generated very volatile return patterns. Towards the end of the fiscal year, markets became more manageable and the Fund moved from a tactically defensive posture to a more aggressive position. Tactical decisions which helped the Fund included an exposure to the U.S. Corporate High Yield market which outperformed the investment grade bond market and an underweight to hedge funds which were unable to beat either equities or domestic investment grade fixed income. Offsetting this to a degree were allocations to emerging market equities and developed international equities where markets struggled against weaker economic conditions than existed in the United States.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 2.16%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged)Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

Risk-On/Risk-Off - is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments (i.e. stocks and high-yield bonds). When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments (i.e. cash equivalents and U.S. Treasury securities).

Investment grade - is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ’A’ and ’B’ to identify a bond’s credit quality ratings. ’AAA’ and ’AA’ (high credit quality) and ’A’ and ’BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (’BB’, ’B’, ’CCC’, etc) are considered lower credit quality.

April 30, 2013 / ANNUAL REPORT

17

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Moderate Fund (Class A) (the “Fund”) from April 30, 2003 to April 30, 2013, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	2.16%
5 Years	1.32%
10 Years	4.27%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.12%
After Waivers	1.55%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2013

18

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Strategic Allocation Moderate Fund (Class I) (the “Fund”) from June 11, 2010 (start of performance) to April 30, 2013, compared to the BCAB2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	8.29%
Start of Performance (6/11/10)	9.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.87%
After Waivers	1.30%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2013 / ANNUAL REPORT

19

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2013, Wilmington Strategic Allocation Aggressive Fund (the “Fund”) had a total return of 12.26%* for Class A Shares and 12.62%* for Class I Shares, versus its benchmarks, the Russell 3000 Index**, MSCI All Country World ex-US Investable Market Index**, and the Aggressive Blended Index**, which returned 17.21%, 14.18%, and 14.38%, respectively.

The Wilmington Strategic Allocation Aggressive Fund is managed by first replicating tactical asset allocation decisions made by Wilmington Trust Investment Advisors, Inc. and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Aggressive Blended Index.

Over the past year, the Class I Shares underperformed the Aggressive Blended Index by 1.8% which was approximately equal to the expenses charged by the Fund and the various mutual funds employed by the Fund. Over the past 12 months tactical decisions detracted about 0.5% from the Fund’s relative performance to the Aggressive Blended Index with manager performance largely offsetting the tactical underperformance. During the year, the Fund faced an environment that was marked by systemic risks from Europe and fiscal policy confrontation on the domestic front. This promoted the very volatile “risk on/risk-off” environment that generated very volatile return patterns. The Fund started the year in a more defensive asset allocation position that included a slight underweight to equities. This hurt performance as the equity markets started the fiscal year by performing very well. Towards the end of the fiscal year, markets became more manageable and the Fund moved from a tactically defensive posture to a more aggressive position which included overweighting international and emerging markets. This overweight was helpful during the later part of calendar 2012 but detracted from performance as emerging market economies began to stumble in concert with the evolving recession in Europe.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 6.03%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. MSCI All Country World ex-US Index (ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the large-cap and mid-cap equity market performance of developed and emerging markets excluding the U.S. market. The MSCI All Country World ex-US Investable Market Index (ACWI IMI ex-US) is designed to also include the small-cap equity market performance which is not included in the ACWI ex-US. The ACWI ex-US and ACWI IMI ex-US Indices consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. TheAggressive Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

Risk-On/Risk-Off - is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on/risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on/risk-off theory states that investors tend to engage in higher-risk investments (i.e. stocks and high-yield bonds). When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments (i.e. cash equivalents and U.S. Treasury securities).

Investment grade - is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ’A’ and ’B’ to identify a bond’s credit quality ratings. ’AAA’ and ’AA’ (high credit quality) and ’A’ and ’BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (’BB’, ’B’, ’CCC’, etc) are considered lower credit quality.

ANNUAL REPORT / April 30, 2013

20

WILMINGTON STRATEGIC

ALLOCATION AGGRESSIVE FUND –

CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Aggressive Fund (Class A) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2013, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2 and the Aggressive Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	6.03%
5 Years	-0.31%
Start of Performance (12/20/05)	2.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.10%
After Waivers	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI ACWI ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2013 / ANNUAL REPORT

21

WILMINGTON STRATEGIC

ALLOCATION AGGRESSIVE FUND –CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Strategic Allocation Moderate Fund (I Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2013, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2and the Aggressive Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year

Ended April 30, 2013

1 Year	12.62%
5 Years	1.07%
Start of Performance (12/20/05)	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.85%
After Waivers	1.41%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI ACWI ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2013

22

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,106.00	$7.68	1.47%

Class I	$1,000.00	$1,105.80	$7.00	1.34%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,017.50	$7.35	1.47%

Class I	$1,000.00	$1,018.15	$6.71	1.34%

WILMINGTON ROCK MAPLE ALTERNATIVES FUND

Actual

Class A	$1,000.00	$1,034.00	$14.22	2.82%

Class I	$1,000.00	$1,035.00	$13.17	2.61%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,010.81	$14.06	2.82%

Class I	$1,000.00	$1,011.85	$13.02	2.61%

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Actual

Class A	$1,000.00	$1,070.90	$6.57	1.28%

Class I	$1,000.00	$1,072.00	$5.29	1.03%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.45	$6.41	1.28%

Class I	$1,000.00	$1,019.69	$5.16	1.03%

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Actual

Class A	$1,000.00	$1,033.50	$3.58	0.71%

Class I	$1,000.00	$1,034.70	$2.32	0.46%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.27	$3.56	0.71%

Class I	$1,000.00	$1,022.51	$2.31	0.46%

April 30, 2013 / ANNUAL REPORT

23

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Actual

Class A	$1,000.00	$1,070.90	$4.31	0.84%

Class I	$1,000.00	$1,071.20	$3.03	0.59%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.63	$4.21	0.84%

Class I	$1,000.00	$1,021.87	$2.96	0.59%

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Actual

Class A	$1,000.00	$1,114.90	$4.56	0.87%

Class I	$1,000.00	$1,115.90	$3.25	0.62%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.48	$4.36	0.87%

Class I	$1,000.00	$1,021.72	$3.11	0.62%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

ANNUAL REPORT / April 30, 2013

24

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2013, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financial	22.5%
Industrials	10.9%
Consumer, Non-cyclical	10.1%
Basic Materials	9.5%
Consumer, Cyclical	8.0%
Energy	7.3%
Health Care	6.5%
Information Technology	4.9%
Telecommunication Services	4.7%
Utilities	2.1%
Investment Companies	7.4%
Preferred Stocks	1.9%
Call Warrants	1.6%
Real Estate Investment Trusts	0.6%
Certificates	0.2%
Rights	0.0%[3]
Corporate Bond	0.0%[3]
Cash Equivalents[1]	2.5%
Other Assets and Liabilities – Net[2]	(0.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

Country Allocation	Percentage of Total Net Assets
United Kingdom	12.6%
Japan	11.1%
France	7.4%
Switzerland	7.2%
Germany	5.8%
Canada	3.3%
China	3.1%
Sweden	2.7%
Australia	2.3%
Taiwan	2.2%
South Korea	1.9%
Russia	1.7%
Mexico	1.5%
South Africa	1.5%
Malaysia	1.3%
Netherlands	1.3%
Belgium	1.2%
Singapore	1.2%
Spain	1.2%
Denmark	1.1%
Hong Kong	1.1%
Italy	1.0%
All other Country less than 1.0%	12.8%
Investment Companies	7.4%
Preferred Stocks	1.9%
Call Warrants	1.6%
Real Estate Investment Trusts	0.6%
Certificates	0.2%
Rights	0.0%[3]
Corporate Bond	0.0%[3]
Cash Equivalents[1]	2.5%
Other Assets and Liabilities – Net[2]	(0.7)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

COMMON STOCKS – 86.5%

ARGENTINA – 0.2%

Adecoagro SA*	5,500	$41,030

Arcos Dorados Holdings, Inc.	9,700	132,114

Banco Macro SA ADR#,*	3,500	55,790

Description	Number of Shares	Value

BBVA Banco Frances SA ADR*	5,120	$22,989

Cresud SACIF y A ADR	9,926	87,150

Grupo Financiero Galicia SA ADR#	10,400	58,552

Mercadolibre, Inc.	1,800	181,062

Petrobras Argentina SA ADR	33,036	162,537

Telecom Argentina SA ADR	15,650	258,068

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    25

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Transportadora de Gas del Sur SA ADR	10,400	$17,680

TOTAL ARGENTINA		$1,016,972

AUSTRALIA – 2.3%

AGL Energy Ltd.	4,217	69,380

ALS Ltd.	3,085	31,311

Alumina Ltd.*	31,910	31,923

Alumina Ltd. ADR*	4,000	16,000

Amcor Ltd.	12,817	131,412

APA Group	5,889	39,744

Arrium Ltd.	208,000	183,288

Asciano Ltd.	34,831	194,990

ASX Ltd.	1,019	39,731

Aurizon Holdings Ltd.	14,150	60,878

Australia & New Zealand Banking Group Ltd.	13,852	457,234

Bank of Queensland Ltd.	7,786	80,960

Bendigo and Adelaide Bank Ltd.	50,517	579,222

BHP Billiton Ltd.	12,699	430,497

BlueScope Steel Ltd.*	20,120	103,249

Boral Ltd.	21,033	109,024

Brambles Ltd.	12,481	112,828

Brickworks Ltd.	1,116	14,763

Challenger Ltd.	51,900	225,980

Coca-Cola Amatil Ltd.	1,210	18,992

Cochlear Ltd.	324	22,162

Commonwealth Bank of Australia	6,324	481,544

Crown Ltd.	3,732	49,910

CSL Ltd.	3,804	248,289

Downer EDI Ltd.	63,750	324,500

Echo Entertainment Group Ltd.	18,904	70,944

Fairfax Media Ltd.#	86,793	58,486

Fortescue Metals Group Ltd.	6,140	22,279

Goodman Fielder Ltd.*	163,900	131,684

GrainCorp Ltd.	3,989	53,016

Harvey Norman Holdings Ltd.#	9,633	29,960

Incitec Pivot Ltd.	36,866	110,452

Insurance Australia Group Ltd.	19,936	120,286

Leighton Holdings Ltd.#	3,545	73,465

Lend Lease Group	44,236	494,365

Macquarie Group Ltd.	15,972	648,914

Metcash Ltd.	50,197	212,840

National Australia Bank Ltd.	29,178	1,028,460

Newcrest Mining Ltd.	17,105	298,087

Orica Ltd.	3,980	94,281

Origin Energy Ltd.	31,484	402,118

OZ Minerals Ltd.	21,842	97,367

Primary Health Care Ltd.	11,418	62,381

Description	Number of Shares	Value

Qantas Airways Ltd.*	37,254	$73,380

QBE Insurance Group Ltd.	5,491	76,109

Ramsay Health Care Ltd.	1,156	38,338

Rio Tinto Ltd.	1,027	59,410

Santos Ltd.	27,989	358,349

Sims Metal Management Ltd.	5,437	54,449

Skilled Group Ltd.	69,900	206,526

Suncorp Group Ltd.	32,826	441,718

TABCORP Holdings Ltd.	22,564	80,703

Tatts Group Ltd.	32,697	110,843

Telstra Corp. Ltd.	10,691	55,195

Toll Holdings Ltd.	11,181	66,071

Transurban Group	8,432	59,617

Treasury Wine Estates Ltd.	10,695	64,751

Wesfarmers Ltd.	29,211	1,313,374

Westpac Banking Corp.	11,613	406,925

Woodside Petroleum Ltd.	5,486	213,616

Woolworths Ltd.	8,302	313,369

WorleyParsons Ltd.	919	21,694

TOTAL AUSTRALIA		$12,081,633

AUSTRIA – 0.4%

Andritz AG	569	37,078

Erste Group Bank AG*	37,508	1,175,629

OMV AG	10,903	512,247

Raiffeisen International Bank Holding AG#	2,579	91,007

Telekom Austria AG	6,978	47,841

Voestalpine AG	4,500	140,482

TOTAL AUSTRIA		$2,004,284

BELGIUM – 1.2%

Ageas	5,970	218,726

Anheuser-Busch InBev NV	47,329	4,503,339

Delhaize Group SA	6,700	420,090

Delhaize Group SA ADR	2,400	150,024

KBC Groep NV	10,874	426,751

Mobistar SA	1,115	26,593

Solvay SA	2,050	300,482

Telenet Group Holding NV	726	39,196

UCB SA	2,066	122,110

Umicore SA	1,261	58,373

TOTAL BELGIUM		$6,265,684

BERMUDA – 0.0%**

Seadrill Ltd.	3,421	130,931

Shangri-La Asia Ltd.	2,000	3,866

TOTAL BERMUDA		$134,797

BOTSWANA – 0.1%

Barclays Bank of Botswana Ltd.	100,300	86,264

ANNUAL REPORT / April 30, 2013

26    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Botswana Insurance Holdings Ltd.	60,900	$79,132

First National Bank of Botswana	274,700	124,079

Sechaba Breweries Ltd.	61,203	124,590

Standard Chartered Bank Botswana Ltd.	41,700	55,629

TOTAL BOTSWANA		$469,694

BRAZIL – 0.7%

All America Latina Logistica SA	11,400	57,662

Banco Do Brasil SA	12,367	155,766

Banco Santander Brasil SA	11,000	80,765

BM&FBovespa SA	21,807	151,284

BR Malls Participacoes SA	5,800	68,414

BRF - Brasil Foods SA	8,856	219,724

CCR SA	20,900	204,430

Centrais Eletricas Brasileiras SA	12,500	33,800

Cia de Saneamento Basico do Estado de Sao Paulo	18,300	257,658

Cia de Saneamento Basico do Estado de Sao Paulo ADR	14,400	205,920

Cia de Saneamento de Minas Gerais-COPASA	10,400	239,630

Cia Energetica de Minas Gerais	2,453	30,945

Cia Siderurgica Nacional SA	10,200	40,428

Cielo SA	8,669	228,511

Cosan SA Industria e Comercio	3,000	70,773

CPFL Energia SA	4,800	51,365

Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,500	67,737

EDP - Energias do Brasil SA	10,300	62,858

Embraer SA	19,600	170,848

Fibria Celulose SA*	2,086	22,187

Gafisa SA*	28,700	57,378

LLX Logistica SA*	13,400	13,127

Localiza Rent a Car SA	4,800	85,288

Lojas Renner SA	2,500	94,914

Marfrig Alimentos SA*	5,050	17,214

MRV Engenharia e Participacoes SA	6,600	28,402

Natura Cosmeticos SA	3,600	90,218

OGX Petroleo e Gas Participacoes SA*	13,400	13,529

Oi SA	9,480	27,576

PDG Realty SA Empreendimentos e Participacoes	37,100	41,907

Souza Cruz SA	5,500	84,531

Tim Participacoes SA	25,006	104,486

Totvs SA	4,400	82,733

Tractebel Energia SA	4,800	85,312

Ultrapar Participacoes SA	4,000	106,360

Weg SA	7,900	104,557

TOTAL BRAZIL		$3,458,237

Description	Number of Shares	Value

BULGARIA – 0.0%**

Central Cooperative Bank AD*	20,482	$12,219

Chimimport AD*	10,600	9,993

Doverie Holding AD	11,040	6,319

Olovno Tzinkov Komplex AD*	900	133

Petrol AD*	37,250	125,412

Sopharma AD Sofia	14,000	24,699

TOTAL BULGARIA		$178,775

CANADA – 3.3%

Agrium, Inc.	1,342	123,017

Alimentation Couche Tard, Inc.	1,400	85,060

Atco Ltd.	1,600	153,242

Athabasca Oil Sands Corp.*	3,780	27,352

AuRico Gold, Inc.	95	488

Bank of Montreal	3,900	244,619

Bank of Nova Scotia	7,095	409,101

Barrick Gold Corp. (067901108)	19,441	383,182

Barrick Gold Corp. (2024644)	3,275	64,561

Baytex Energy Corp.	436	17,229

Bell Aliant, Inc.	500	13,370

Bombardier, Inc.	8,100	32,160

Bonavista Energy Corp.	1,621	25,664

Brookfield Asset Management, Inc.	2,553	98,552

CAE, Inc.	1,400	15,133

Cameco Corp. (13321L108)	3,902	76,128

Cameco Corp. (2166160)	1,611	31,406

Canadian Imperial Bank of Commerce	7,000	559,819

Canadian National Railway Co.	2,945	288,317

Canadian Natural Resources Ltd.
(136385101)	21,257	623,680

Canadian Natural Resources Ltd. (2171573)	5,353	157,011

Canadian Pacific Railway Ltd.	133	16,576

Canadian Tire Corp. Ltd.	6,273	462,015

Canadian Utilities Ltd.	698	57,450

Cenovus Energy, Inc.	6,295	188,391

Crescent Point Energy Corp.	100	3,820

Dorel Industries, Inc.	8,700	375,651

Eldorado Gold Corp. (2307873)	2,689	21,273

Eldorado Gold Corp. (284902103)	910	7,207

Empire Co. Ltd.	8,000	543,947

Enbridge, Inc.	5,558	264,480

Enerplus Corp.	1,090	15,385

Ensign Energy Services, Inc.	2,332	39,258

Fairfax Financial Holdings Ltd.	450	180,523

Finning International, Inc.	1,116	24,082

First Quantum Minerals Ltd.	6,297	109,945

Franco-Nevada Corp.	1,300	56,596

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    27

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Genworth MI Canada, Inc.	1,061	$26,382

George Weston Ltd.	600	46,222

Gildan Activewear, Inc.	600	24,126

Goldcorp, Inc. (2676302)	6,240	184,701

Goldcorp, Inc. (380956409)	15,542	459,732

Husky Energy, Inc.	7,400	213,894

IAMGOLD Corp. (2446646)	8,028	43,110

IAMGOLD Corp. (450913108)	8,324	44,700

Imperial Oil Ltd.	2,819	112,150

Industrial Alliance Insurance & Financial Services, Inc.	1,794	66,279

Inmet Mining Corp.††	1,400	93,926

Intact Financial Corp.	1,031	62,835

Kinross Gold Corp.	14,013	76,362

Laurentian Bank of Canada	5,700	250,134

Loblaw Cos. Ltd.	1,818	77,145

Lundin Mining Corp.*	43,600	171,379

Magna International, Inc.	14,420	867,390

Manulife Financial Corp.	45,835	677,437

Metro, Inc.	4,500	305,167

National Bank of Canada	3,400	256,995

New Gold, Inc.*	3,377	27,084

Onex Corp.	500	24,939

Open Text Corp.*	300	19,603

Pan American Silver Corp. (2669272)	600	7,891

Pan American Silver Corp. (697900108)	589	7,775

Pembina Pipeline Corp.	1,266	41,557

Pengrowth Energy Corp.	6,876	35,082

Penn West Petroleum Ltd. (707887105)	3,500	32,305

Penn West Petroleum Ltd. (B63FY34)#	6,303	58,184

PetroBakken Energy Ltd.	3,400	29,024

Potash Corp. of Saskatchewan, Inc. (2696980)	1,813	76,303

Potash Corp. of Saskatchewan, Inc. (73755L107)	40,813	1,718,227

Power Corp. of Canada	1,700	45,780

Power Financial Corp.	3,300	97,482

Precision Drilling Corp. (74022D308)	3,100	25,110

Precision Drilling Corp. (B5YPLH9)	8,400	68,120

Research In Motion Ltd. (2117265)#,*	12,417	203,366

Research In Motion Ltd. (760975102)#	8,604	140,159

Ritchie Bros Auctioneers, Inc.	500	10,125

Rogers Communications, Inc.	1,391	68,608

Royal Bank of Canada	5,300	319,752

Saputo, Inc.	800	41,189

Shaw Communications, Inc.	3,600	81,973

Sherritt International Corp.	44,900	209,915

Description	Number of Shares	Value

Shoppers Drug Mart Corp.	1,200	$53,744

Silver Wheaton Corp.	1,891	46,231

SNC-Lavalin Group, Inc.	800	34,527

Sun Life Financial, Inc. (2566124)	8,575	241,899

Sun Life Financial, Inc. (866796105)	4,901	138,159

Suncor Energy, Inc.	34,396	1,072,389

Talisman Energy, Inc. (2068299)	23,990	287,656

Talisman Energy, Inc. (87425E103)	2,300	27,347

Teck Resources Ltd. (2879327)	4,400	117,048

Teck Resources Ltd. (878742204)	11,509	305,794

TELUS Corp.	2,362	84,989

Thomson Reuters Corp.	8,775	293,966

Tim Hortons, Inc.	800	43,341

Toronto-Dominion Bank	3,305	270,941

Tourmaline Oil Corp.*	1,041	41,301

TransAlta Corp.	8,900	130,834

TransCanada Corp.	1,435	71,134

Transcontinental, Inc.	18,800	242,033

Uranium One, Inc.*	8,600	23,902

Valeant Pharmaceuticals International, Inc.*	2,239	170,017

Vermilion Energy, Inc.	982	50,394

Yamana Gold, Inc.	20,386	252,334

TOTAL CANADA		$17,245,289

CAYMAN ISLANDS – 0.1%

Chaowei Power Holdings Ltd.	227,000	106,770

Sands China Ltd.	22,000	115,384

Tianneng Power International Ltd.	428,000	270,804

Veripos, Inc.	270	918

Wynn Macau Ltd.*	20,000	60,695

TOTAL CAYMAN ISLANDS		$554,571

CHILE – 0.6%

Administradora de Fondos de Pensiones Provida SA	14,200	98,295

AES Gener SA	101,000	73,345

Antarchile SA	8,664	137,976

Banco de Chile	1,936,427	302,008

Banco de Credito e Inversiones	1,979	142,032

Banco Santander Chile	876,218	58,514

Banco Santander Chile ADR	4,272	113,806

Capital SA	2,590	81,668

Cencosud SA	41,800	236,057

Cia Cervecerias Unidas SA ADR	3,500	120,855

Cia General de Electricidad SA	7,900	47,808

Colbun SA	322,547	99,308

Empresa Nacional de Electricidad SA ADR	3,400	181,254

Empresas CMPC SA	43,750	161,641

Empresas COPEC SA	17,346	248,616

ANNUAL REPORT / April 30, 2013

28    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Enersis SA	459,155	$173,054

ENTEL Chile SA	3,669	70,739

Lan Airlines SA	9,926	205,073

Parque Arauco SA	28,900	74,737

Quinenco SA	31,602	103,674

SACI Falabella	30,748	351,583

Sociedad Matriz SAAM SA	373,941	42,877

Sonda SA	39,007	135,007

Vina Concha y Toro SA ADR	1,100	43,109

TOTAL CHILE		$3,303,036

CHINA – 3.1%

Agricultural Bank of China Ltd.	270,000	129,083

Aluminum Corp. of China Ltd.#, *	142,000	53,615

Anhui Conch Cement Co. Ltd.	28,500	103,200

Baidu, Inc. ADR*	8,850	759,772

Bank of China Ltd.	1,837,000	859,302

Bank of Communications Co. Ltd.#	78,800	62,653

Beijing Capital International Airport Co. Ltd.	90,000	62,396

Beijing Enterprises Holdings Ltd.	11,500	86,026

Belle International Holdings Ltd.	55,000	89,728

Byd Co. Ltd.#,*	42,500	151,705

Chaoda Modern Agriculture Holdings Ltd.*	98,140	—

China Agri-Industries Holdings Ltd.	145,000	71,191

China BlueChemical Ltd.	236,000	143,848

China Citic Bank Corp. Ltd.	156,000	87,849

China Coal Energy Co. Ltd.	75,000	57,699

China Communications Construction Co. Ltd.	96,000	91,916

China Construction Bank Corp.	823,810	690,034

China COSCO Holdings Co. Ltd.*	135,500	57,272

China Eastern Airlines Corp. Ltd.*	74,000	29,657

China Green Holdings Ltd.*	45,000	6,263

China Huiyuan Juice Group Ltd.*	29,000	13,042

China International Marine Containers Group Co. Ltd.*	39,000	62,318

China Life Insurance Co. Ltd.	82,000	224,016

China Mengniu Dairy Co. Ltd.	36,000	101,364

China Merchants Bank Co. Ltd.	55,552	118,404

China Merchants Holdings International Co. Ltd.	18,000	56,945

China Minsheng Banking Corp. Ltd.#	89,500	114,987

China Mobile Ltd.	270,500	2,961,151

China Oilfield Services Ltd.	30,000	59,148

China Overseas Land & Investment Ltd.	52,320	159,789

China Pacific Insurance Group Co. Ltd.	135,400	486,803

China Petroleum & Chemical Corp.	594,000	649,867

China Railway Construction Corp. Ltd.	89,400	90,205

Description	Number of Shares	Value

China Resources Enterprise Ltd.	26,000	$89,122

China Resources Land Ltd.	28,000	84,792

China Resources Power Holdings Co. Ltd.	39,600	129,616

China Shenhua Energy Co. Ltd.	52,000	183,940

China Shipping Development Co. Ltd.#	112,000	48,061

China Southern Airlines Co. Ltd.	81,000	42,587

China Telecom Corp. Ltd.	332,000	169,419

China Unicom Hong Kong Ltd.	118,652	170,330

China Yurun Food Group Ltd.#,*	106,000	63,107

Chongqing Rural Commercial Bank	609,000	331,177

CNOOC Ltd.	207,000	386,250

COSCO Pacific Ltd.	38,000	50,339

Ctrip.com International Ltd. ADR#, *	2,800	61,544

Datang International Power Generation Co. Ltd.	132,000	58,174

Dongfeng Motor Group Co. Ltd.	94,000	140,028

Focus Media Holding Ltd. ADR#	3,300	89,991

Global Bio-Chem Technology Group Co. Ltd.	282,000	24,348

Golden Eagle Retail Group Ltd.	53,000	93,295

Guangzhou Automobile Group Co. Ltd.#	64,974	53,586

Harbin Electric Co. Ltd.	24,000	18,402

Hengan International Group Co. Ltd.	13,000	134,353

Industrial & Commercial Bank of China	810,000	569,912

Inner Mongolia Yitai Coal Co.	6,600	34,386

Intime Department Store Group Co. Ltd.	35,000	41,494

Jiangxi Copper Co. Ltd.	20,000	38,762

Kingboard Chemical Holdings Ltd.	113,500	308,608

Kunlun Energy Co. Ltd.	54,000	105,632

Lenovo Group Ltd.	118,000	107,810

NetEase, Inc. ADR	1,600	90,224

New Oriental Education & Technology Group ADR	10,800	206,604

Nine Dragons Paper Holdings Ltd.	93,000	80,654

Parkson Retail Group Ltd.	84,000	45,463

PetroChina Co. Ltd.	1,406,000	1,788,267

PICC Property & Casualty Co. Ltd.	58,000	74,442

Ping An Insurance Group Co.	22,000	174,211

Shandong Weigao Group Medical Polymer Co. Ltd.#	64,000	61,442

Shanghai Electric Group Co. Ltd.	90,000	31,546

Shanghai Industrial Holdings Ltd.	13,000	41,211

Shanghai Zhenhua Heavy Industries Co. Ltd.*	62,400	22,402

SINA Corp. (2579230)*	900	50,688

SINA Corp. (G81477104)*	1,000	56,320

Sinopec Shanghai Petrochemical Co. Ltd.	54,000	18,580

Sohu.com, Inc.*	1,300	66,872

Tencent Holdings Ltd.	13,800	473,388

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    29

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Tingyi Cayman Islands Holding Corp.	44,000	$121,621

Want Want China Holdings Ltd.	143,000	226,658

Wumart Stores, Inc.	27,000	47,319

Yangzijiang Shipbuilding Holdings Ltd.	93,000	71,730

Yantai Changyu Pioneer Wine Co. Ltd.	9,100	41,500

Yanzhou Coal Mining Co. Ltd.	40,000	41,649

Zijin Mining Group Co. Ltd.	90,000	26,559

ZTE Corp.#	43,840	73,894

TOTAL CHINA		$16,253,557

COLOMBIA – 0.3%

Almacenes Exito SA	9,203	150,872

Banco de Bogota SA	2,920	100,795

Bancolombia SA ADR	3,100	210,087

Cementos Argos SA	7,800	34,831

Corp. Financiera Colombiana SA (B000C92)	2,416	46,729

Corp. Financiera Colombiana SA (B9FR7T6)*	64	1,175

Ecopetrol SA	96,190	231,372

Empresa de Energia de Bogota SA	117,410	87,812

Grupo Argos SA	10,800	120,244

Grupo Aval Acciones y Valores	107,700	74,649

Grupo de Inversiones Suramericana SA	5,600	118,131

Grupo Nutresa SA	13,178	181,667

Grupo Odinsa SA (B06MW70)	5,784	29,276

Grupo Odinsa SA (B50LC56)*	289	1,463

Interconexion Electrica SA ESP	25,278	116,343

Isagen SA ESP	46,200	64,297

TOTAL COLOMBIA		$1,569,743

CROATIA – 0.1%

Atlantska Plovidba DD*	562	30,947

Ericsson Nikola Tesla	200	52,416

Hrvatski Telekom DD	5,250	195,360

Koncar-Elektroindustrija DD	920	115,748

Petrokemija DD*	1,500	61,844

Podravka DD*	1,000	47,091

Privredna Banka Zagreb DD	830	74,690

Tankerska Plovidba DD*	40	2,578

VIRO Tvornica Secera	370	40,936

Zagrebacka Banka DD	3,000	18,887

TOTAL CROATIA		$640,497

CZECH REPUBLIC – 0.3%

CEZ AS	20,930	605,772

Komercni Banka AS	2,320	443,463

New World Resources PLC	30,670	78,997

Pegas Nonwovens SA	2,900	76,768

Philip Morris CR AS	250	142,569

Description	Number of Shares	Value

Telefonica Czech Republic AS	12,532	$181,067

Unipetrol AS*	21,709	190,634

TOTAL CZECH REPUBLIC		$1,719,270

DENMARK – 1.1%

AP Moeller - Maersk A/S Class A	36	256,148

AP Moeller - Maersk A/S Class B	10	68,361

Carlsberg A/S	3,041	282,285

Coloplast A/S	685	37,268

Danske Bank A/S*	16,125	304,777

DSV A/S	1,213	30,533

H Lundbeck A/S	9,528	190,523

Novo-Nordisk A/S	25,602	4,490,785

Novozymes A/S	1,740	60,089

TDC A/S	15,338	124,414

TrygVesta A/S	98	8,486

William Demant Holding A/S*	139	11,123

TOTAL DENMARK		$5,864,792

EGYPT – 0.3%

Alexandria Mineral Oils Co.	4,000	39,399

Commercial International Bank Egypt SAE	60,970	268,965

Eastern Tobacco	6,070	85,777

Egyptian Financial Group-Hermes Holding*	54,250	77,844

Egyptian International Pharmaceutical Industrial Co.	8,690	52,484

Egyptian Kuwaiti Holding Co. SAE	77,173	90,292

ElSwedy Electric Co.	6,134	17,329

EZZ Steel	26,500	35,159

Juhayna Food Industries	95,000	113,574

Misr Beni Suef Cement Co.	8,812	57,580

National Societe Generale Bank SAE	7,245	28,994

Orascom Construction Industries*,††	9,520	320,475

Orascom Telecom Holding SAE*	324,755	218,712

Orascom Telecom Media And Technology Holding SAE	224,975	15,898

Sidi Kerir Petrochemicals Co.	29,750	52,899

Talaat Moustafa Group*	110,387	62,880

Telecom Egypt Co.	49,980	91,033

TOTAL EGYPT		$1,629,294

ESTONIA – 0.1%

AS Merko Ehitus*	4,300	40,773

AS Tallinna Vesi	5,400	78,227

Nordecon AS*	12,000	18,174

Olympic Entertainment Group AS	42,630	102,178

Tallink Group AS*	306,420	419,682

Tallinna Kaubamaja AS	11,600	87,077

TOTAL ESTONIA		$746,111

ANNUAL REPORT / April 30, 2013

30    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

FINLAND – 0.1%

Fortum OYJ	1,621	$30,122

Kesko OYJ	1,647	49,454

Kone OYJ	1,516	133,865

Neste Oil OYJ	921	14,349

Nokia OYJ*	26,728	89,547

Nokian Renkaat OYJ	1,315	57,011

Stora Enso OYJ	16,771	116,507

UPM-Kymmene OYJ	12,909	134,984

Wartsila OYJ Abp	1,520	74,606

TOTAL FINLAND		$700,445

FRANCE – 7.4%

Accor SA	36,096	1,193,170

Air Liquide SA	12,586	1,593,203

Alstom SA	845	34,676

Arkema SA	3,000	281,064

AtoS	272	18,931

AXA SA	222,350	4,162,492

BNP Paribas SA	28,403	1,582,620

Bollore SA	165	69,535

Bouygues SA	3,676	102,583

Bureau Veritas SA	382	46,811

Capital Gemini SA	2,308	106,155

Casino Guichard Perrachon SA	1,573	170,013

Christian Dior SA	241	42,006

Cie de St-Gobain	52,678	2,112,795

Cie Generale de Geophysique - Veritas*	2,084	45,134

Cie Generale de Geophysique - Veritas ADR	1,200	25,620

Cie Generale des Etablissements Michelin	808	68,240

Cie Generale d’Optique Essilor International SA	15,249	1,715,821

Ciments Francais SA	373	20,381

CNP Assurances	6,904	97,787

Credit Agricole SA*	47,368	433,612

Danone	33,346	2,547,511

Dassault Systemes SA	446	54,390

Edenred	1,941	64,621

Electricite de France SA	8,034	179,550

Eutelsat Communications SA	577	20,832

France Telecom SA	54,358	581,571

GDF Suez	37,318	801,079

Gemalto NV	596	48,695

Hermes International	4	1,349

Iliad SA	79	18,061

JCDecaux SA	27,107	745,029

Lafarge SA	5,629	363,650

Description	Number of Shares	Value

Lagardere SCA	3,846	$142,934

Legrand SA	19,271	898,034

L’Oreal SA	14,985	2,672,052

LVMH Moet Hennessy Louis Vuitton SA	1,667	288,689

Metropole Television SA	132	2,209

Natixis	49,439	216,812

Pernod-Ricard SA	19,377	2,398,744

Peugeot SA*	6,771	54,216

PPR	249	54,779

Publicis Groupe SA	1,378	95,855

Renault SA	6,646	457,928

Rexel SA	4,038	88,834

Sa des Ciments Vicat	165	9,778

Safran SA	1,839	90,312

Sanofi-Aventis SA	24,682	2,705,063

Schneider Electric SA	36,565	2,788,134

SCOR SE	32,167	976,240

Societe BIC SA	157	16,754

Societe Generale SA*	20,495	744,410

Sodexo	699	58,372

STMicroelectronics NV	16,726	145,403

Suez Environnement Co.	53,595	769,696

Technip SA	714	76,635

Total SA	33,585	1,692,674

Vallourec SA	832	39,988

Veolia Environnement SA	6,814	93,910

Vinci SA	1,080	52,000

Vivendi SA	59,243	1,341,946

Zodiac Aerospace	299	37,475

TOTAL FRANCE		$38,358,863

GERMANY – 5.8%

Adidas AG	8,858	925,078

Allianz SE	31,557	4,656,686

BASF SE	7,762	724,956

Bayer AG	15,656	1,633,372

Bayerische Motoren Werke AG	7,111	656,007

Brenntag AG	209	35,630

Celesio AG	1,825	36,112

Commerzbank AG*	10,855	146,025

Continental AG	451	53,550

Daimler AG	60,162	3,328,865

Deutsche Bank AG	17,996	827,361

Deutsche Bank AG Regisetered Shares	10,886	501,300

Deutsche Boerse AG	13,015	812,441

Deutsche Lufthansa AG	6,051	120,967

Deutsche Post AG	15,970	378,991

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    31

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Deutsche Telekom AG ADR#	26,653	$317,171

Deutsche Telekom AG	26,073	308,414

E.ON AG	46,603	844,503

Fraport AG Frankfurt Airport Services Worldwide	520	31,077

Freenet AG	12,600	313,785

Fresenius Medical Care AG & Co. KGaA	10,738	741,010

Fresenius SE & Co. KGaA	12,220	1,532,388

GEA Group AG	1,277	43,196

HeidelbergCement AG	3,724	268,119

Henkel AG & Co. KGaA	1,303	102,015

Hochtief AG	458	31,787

Kabel Deutschland Holding AG	672	63,870

Lanxess AG	790	57,534

Linde AG	16,714	3,160,853

Merck KGaA	487	74,141

Metro AG	5,610	174,913

Muenchener Rueckversicherungs AG#	8,415	1,682,823

Rheinmetall AG	4,100	194,193

RWE AG	10,674	384,252

Salzgitter AG	1,130	44,228

SAP AG	51,787	4,113,197

Siemens AG	3,113	325,104

Suedzucker AG	389	15,681

United Internet AG	702	19,248

Volkswagen AG	2,985	580,230

TOTAL GERMANY		$30,261,073

GHANA – 0.1%

Aluworks Ghana Ltd.*	232,000	7,050

CAL Bank Ltd.	498,146	158,943

Ghana Commercial Bank Ltd.	106,696	236,682

HFC Bank Ghana Ltd.	243,750	66,662

Produce Buying Co. Ltd.	162,500	13,168

Standard Chartered Bank Ghana Ltd.	13,200	106,429

TOTAL GHANA		$588,934

GREECE – 0.0%**

Hellenic Petroleum SA	1,059	11,715

National Bank of Greece SA*	17,182	14,369

TOTAL GREECE		$26,084

HONG KONG – 1.1%

AIA Group Ltd.	184,000	816,840

ASM Pacific Technology Ltd.	1,100	11,340

Bank of East Asia Ltd.	13,200	54,262

Cheung Kong Holdings Ltd.	149,000	2,242,638

Cheung Kong Infrastructure Holdings Ltd.	3,000	21,765

Chongqing Machinery and Electric Co. Ltd.*	1,156,000	153,435

CLP Holdings Ltd.	9,000	79,328

Description	Number of Shares	Value

Hang Lung Group Ltd.	5,000	$29,445

Hang Lung Properties Ltd.	161,000	626,560

Henderson Land Development Co. Ltd.	18,116	131,198

HKT Trust / HKT Ltd.	346	363

Hong Kong & China Gas Co. Ltd.	48,750	146,687

Hong Kong Exchanges and Clearing Ltd.#	4,200	70,684

Hongkong & Shanghai Hotels	6,000	9,758

Hopewell Holdings Ltd.	10,000	38,659

Huabao International Holdings Ltd.	525,000	240,846

Hutchison Whampoa Ltd.	16,400	178,157

Hysan Development Co. Ltd.	8,000	39,638

Johnson Electric Holdings Ltd.	333,000	227,002

Kerry Properties Ltd.	5,000	22,616

MTR Corp. Ltd.	5,500	22,680

New World Development Co. Ltd.	99,913	174,330

Orient Overseas International Ltd.	2,500	14,852

Sun Hung Kai Properties Ltd.	10,000	144,585

Wharf Holdings Ltd.	19,000	169,552

Wheelock & Co. Ltd.	29,000	161,440

TOTAL HONG KONG		$5,828,660

HUNGARY – 0.4%

EGIS Pharmaceuticals PLC	3,690	291,529

Magyar Telekom Telecommunications PLC	147,600	272,776

MOL Hungarian Oil and Gas PLC	6,863	487,402

OTP Bank Nyrt	29,050	605,379

Richter Gedeon Nyrt	2,990	444,033

TOTAL HUNGARY		$2,101,119

INDIA – 0.5%

GAIL India Ltd. GDR	1,770	69,862

ICICI Bank Ltd. ADR	6,300	294,966

Infosys Ltd. ADR#	12,568	524,588

Reliance Industries Ltd. GDR•,Ω	16,661	491,000

State Bank of India GDR	1,710	144,495

Tata Motors Ltd. ADR	21,790	600,097

Tata Steel Ltd. GDR	38,100	217,741

Wipro Ltd. ADR	15,098	120,635

TOTAL INDIA		$2,463,384

INDONESIA – 0.8%

Adaro Energy Tbk PT	719,000	90,961

AKR Corporindo Tbk PT	143,500	76,012

Aneka Tambang Persero Tbk PT	190,000	26,968

Astra International Tbk PT	449,500	339,812

Bank Central Asia Tbk PT	333,500	368,745

Bank Danamon Indonesia Tbk PT	81,122	53,817

Bank Mandiri Persero Tbk PT	206,500	223,014

ANNUAL REPORT / April 30, 2013

32    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Bank Negara Indonesia Persero Tbk PT	272,000	$151,072

Bank Rakyat Indonesia Persero Tbk PT	231,500	223,821

Barito Pacific Tbk PT*	269,000	11,205

Bumi Resources Tbk PT	1,083,000	74,632

Charoen Pokphand Indonesia Tbk PT	200,000	103,883

Gudang Garam Tbk PT	18,000	91,458

Indo Tambangraya Megah Tbk PT	21,000	79,378

Indocement Tunggal Prakarsa Tbk PT	70,000	190,075

Indofood Sukses Makmur Tbk PT	148,000	111,885

Indosat Tbk PT	70,500	43,507

Kalbe Farma Tbk PT	870,000	124,382

Lippo Karawaci Tbk PT	501,000	69,565

Perusahaan Gas Negara Persero Tbk PT	588,000	377,989

Semen Gresik Persero Tbk PT	129,500	245,081

Surya Semesta Internusa Tbk PT	410,000	66,629

Tambang Batubara Bukit Asam Persero Tbk PT	29,000	45,487

Telekomunikasi Indonesia Persero Tbk PT	334,500	402,535

Timah Persero Tbk PT	416,500	60,831

Unilever Indonesia Tbk PT	49,000	132,296

United Tractors Tbk PT	75,500	137,837

XL Axiata Tbk PT	70,000	36,719

TOTAL INDONESIA		$3,959,596

IRELAND – 0.4%

Bank of Ireland	100,824	22,440

CRH PLC	85,444	1,834,251

CRH PLC ADR	4,795	103,140

Elan Corp. PLC	3,601	41,519

James Hardie Industries PLC	2,466	25,923

Kerry Group PLC	1,457	86,173

Permanent TSB Group Holdings PLC*	38,000	1,752

Prothena Corp. PLC*	87	719

TOTAL IRELAND		$2,115,917

ISRAEL – 0.4%

Bank Hapoalim BM*	49,877	231,647

Bank Leumi Le-Israel BM*	55,972	198,596

Israel Chemicals Ltd.	44,670	531,305

Israel Discount Bank Ltd.*	45,421	76,183

Teva Pharmaceutical Industries Ltd. ADR	14,972	573,278

Teva Pharmaceutical Industries Ltd.	10,501	410,959

TOTAL ISRAEL		$2,021,968

ITALY – 1.0%

Assicurazioni Generali SpA	3,036	55,696

Atlantia SpA	1,615	28,862

Banca Monte dei Paschi di Siena SpA#,*	101,271	28,528

Banco Popolare SC*	12,600	18,170

Enel SpA	131,781	509,540

Description	Number of Shares	Value

ENI SpA	32,935	$787,667

Exor SpA	1,244	37,681

Fiat Industrial SpA	2,965	33,464

Fiat SpA*	17,391	104,026

Finmeccanica SpA*	6,450	33,570

Intesa Sanpaolo SpA	1,215,055	2,203,430

Luxottica Group SpA	672	34,984

Mediaset SpA	13,498	34,877

Mediobanca SpA	2,499	15,883

Milano Assicurazioni SpA*	19,800	12,965

Pirelli & C SpA	1,489	15,462

Prysmian SpA	1,573	31,757

Saipem SpA	1,916	54,250

Telecom Italia SpA	189,456	160,306

Telecom Italia SpA ADR	4,715	39,323

UniCredit SpA*	126,325	658,800

Unione di Banche Italiane SCPA	42,922	179,188

TOTAL ITALY		$5,078,429

JAPAN – 11.1%

ABC-Mart, Inc.	100	3,744

Aeon Co. Ltd.	11,300	159,847

Aeon Mall Co. Ltd.	400	12,864

Ajinomoto Co., Inc.	6,000	82,290

Alfresa Holdings Corp.	900	53,454

Amada Co. Ltd.	8,000	64,010

Aoyama Trading Co. Ltd.	400	11,953

Asahi Glass Co. Ltd.	32,000	250,787

Asahi Group Holdings Ltd.	3,100	77,083

Asahi Kasei Corp.	19,000	127,466

Asics Corp.	2,000	36,047

Astellas Pharma, Inc.	9,900	575,812

Autobacs Seven Co. Ltd.	1,200	20,212

Azbil Corp.	800	17,250

Bank of Kyoto Ltd.	4,000	42,017

Bank of Yokohama Ltd.	23,000	139,672

Benesse Holdings, Inc.	400	17,705

Bridgestone Corp.	5,300	199,800

Brother Industries Ltd.	18,700	213,692

Canon Marketing Japan, Inc.	1,600	23,306

Canon, Inc.	12,100	433,805

Casio Computer Co. Ltd.	4,200	34,768

Central Japan Railway Co.	500	60,266

Chiba Bank Ltd.	13,000	100,816

Chiyoda Corp.	2,000	20,495

Chugai Pharmaceutical Co. Ltd.	2,700	67,220

Citizen Holdings Co. Ltd.	10,300	60,753

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    33

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Coca-Cola West Co. Ltd.	1,400	$26,037

COMSYS Holdings Corp.	3,000	39,698

Cosmo Oil Co. Ltd.	12,000	28,558

Credit Saison Co. Ltd.	1,500	43,807

Dai Nippon Printing Co. Ltd.	12,000	117,310

Daicel Corp.	4,000	32,210

Daido Steel Co. Ltd.	5,000	27,184

Daihatsu Motor Co. Ltd.	2,000	39,637

Dai-ichi Life Insurance Co. Ltd.	26	35,739

Dainippon Sumitomo Pharma Co. Ltd.	1,400	25,707

Daishi Bank Ltd.	6,000	23,696

Daito Trust Construction Co. Ltd.	600	58,101

Daiwa House Industry Co. Ltd.	3,000	67,764

Denso Corp.	17,800	797,015

Dentsu, Inc.	200	6,945

East Japan Railway Co.	9,700	817,911

Ebara Corp.	8,000	33,482

Eizo Nanao Corp.	9,500	164,302

FamilyMart Co. Ltd.	300	13,710

FANUC Corp.	21,600	3,257,117

Fast Retailing Co. Ltd.	600	219,726

Fuji Media Holdings, Inc.	18	39,052

FUJIFILM Holdings Corp.	15,300	313,580

Fujitsu Ltd.	57,000	239,145

Fukuoka Financial Group, Inc.	33,000	168,580

Geo Holdings Corp.	200	238,806

Glory Ltd.	1,200	32,977

Gree, Inc.	900	11,531

Gunma Bank Ltd.	9,000	57,147

H2O Retailing Corp.	2,000	22,280

Hachijuni Bank Ltd.	10,000	67,908

Hakuhodo DY Holdings, Inc.	130	10,708

Hamamatsu Photonics KK	300	12,325

Hankyu Hanshin Holdings, Inc.	25,000	161,563

Hirose Electric Co. Ltd.	300	43,084

Hiroshima Bank Ltd.	4,000	21,049

Hisamitsu Pharmaceutical Co., Inc.	300	17,633

Hitachi Capital Corp.	11,200	278,722

Hitachi Chemical Co. Ltd.	2,200	34,416

Hitachi High-Technologies Corp.	900	22,407

Hitachi Ltd.	9,000	57,424

Hitachi Metals Ltd.	48,000	495,830

Hitachi Transport System Ltd.	1,300	20,643

Hokkaido Electric Power Co., Inc.*	7,300	92,481

Hokuhoku Financial Group, Inc.	29,000	67,528

Honda Motor Co. Ltd.	5,400	214,648

House Foods Corp.	1,600	27,869

Hoya Corp.	1,500	29,974

Description	Number of Shares	Value

Ibiden Co. Ltd.	6,300	$110,186

Idemitsu Kosan Co. Ltd.	100	8,442

IHI Corp.	21,000	78,197

Inpex Corp.	47	226,599

Isetan Mitsukoshi Holdings Ltd.	8,900	141,600

Isuzu Motors Ltd.	119,000	792,235

Ito En Ltd.	100	2,405

ITOCHU Corp.	29,500	364,646

Iyo Bank Ltd.	6,000	62,779

J Front Retailing Co. Ltd.	7,000	58,737

Japan Airlines Co. Ltd.	600	30,405

Japan Tobacco, Inc.	113,200	4,279,038

JFE Holdings, Inc.	13,700	296,247

JGC Corp.	2,000	59,189

Joyo Bank Ltd.	9,000	55,208

JS Group Corp.	3,300	74,100

JTEKT Corp.	2,500	25,414

Juroku Bank Ltd.	3,000	12,740

JX Holdings, Inc.	94,280	510,640

Kamigumi Co. Ltd.	4,000	37,421

Kaneka Corp.	9,000	54,101

Kansai Electric Power Co., Inc.*	10,600	129,177

Kansai Paint Co. Ltd.	2,000	25,624

KAO Corp.	4,100	141,735

Kawasaki Kisen Kaisha Ltd.	21,000	46,099

KDDI Corp.	17,000	816,125

Keikyu Corp.	4,000	44,232

Keio Corp.	5,000	42,981

Keisei Electric Railway Co. Ltd.	1,000	10,566

Keyence Corp.	2,470	782,921

Kinden Corp.	3,000	21,850

Kintetsu Corp.	12,000	60,686

Kobe Steel Ltd.*	14,000	18,239

Komatsu Ltd.	71,400	1,947,507

Konica Minolta Holdings, Inc.	26,500	187,296

Kubota Corp.	10,000	143,304

Kyocera Corp.	10,200	1,036,897

Kyocera Corp. ADR	100	10,140

Kyowa Exeo Corp.	16,100	189,761

Kyowa Hakko Kirin Co. Ltd.	3,000	36,775

Kyushu Electric Power Co., Inc.*	9,100	125,553

Lawson, Inc.	500	39,391

Makita Corp.	400	24,332

Marubeni Corp.	63,000	450,439

Marui Group Co. Ltd.	5,100	59,117

McDonald’s Holdings Co Japan Ltd.	300	8,749

Medipal Holdings Corp.	4,550	71,364

Ministop Co. Ltd.	9,600	165,539

ANNUAL REPORT / April 30, 2013

34    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Miraca Holdings, Inc.	3,400	$169,503

Mitsubishi Chemical Holdings Corp.	25,000	121,557

Mitsubishi Corp.	73,600	1,319,719

Mitsubishi Electric Corp.	83,000	790,111

Mitsubishi Estate Co. Ltd.	9,000	292,199

Mitsubishi Gas Chemical Co., Inc.	13,000	99,215

Mitsubishi Heavy Industries Ltd.	21,000	144,545

Mitsubishi Materials Corp.	32,000	91,584

Mitsubishi UFJ Financial Group, Inc.	520,194	3,537,864

Mitsui & Co. Ltd.	46,092	632,622

Mitsui Chemicals, Inc.	18,000	41,545

Mitsui Fudosan Co. Ltd.	6,000	203,724

Mitsui OSK Lines Ltd.	21,000	87,244

Mizuho Financial Group, Inc.	288,100	635,395

MS&AD Insurance Group Holdings	9,700	259,602

Nabtesco Corp.	1,000	22,055

Nagase & Co. Ltd.	3,000	38,344

NEC Corp.	53,000	137,549

NGK Spark Plug Co. Ltd.	3,000	50,500

Nihon Kohden Corp.	4,700	180,556

Nikon Corp.	2,800	60,834

Nintendo Co. Ltd.	200	22,157

Nippon Electric Glass Co. Ltd.	15,000	76,320

Nippon Express Co. Ltd.	20,000	104,016

Nippon Paper Industries Co. Ltd.*	7,400	110,220

Nippon Shokubai Co. Ltd.	1,000	9,807

Nippon Steel Corp.	167,340	444,593

Nippon Telegraph & Telephone Corp.	13,200	653,331

Nippon Television Network Corp.	1,800	31,777

Nippon Yusen KK	41,000	106,827

Nishi-Nippon City Bank Ltd.	44,000	146,689

Nissan Motor Co. Ltd.	5,000	52,111

Nisshin Seifun Group, Inc.	6,500	83,879

Nisshin Steel Holdings Co. Ltd.	10,415	87,286

Nisshinbo Holdings, Inc.	3,000	21,757

Nitto Denko Corp.	900	59,086

NKSJ Holdings, Inc.	4,600	116,457

NOF Corp.	42,000	225,758

NOK Corp.	500	7,196

Nomura Holdings, Inc.	38,900	316,435

North Pacific Bank Ltd.	8,800	30,331

NTN Corp.*	31,000	78,863

NTT Data Corp.	17	53,711

NTT DoCoMo, Inc.	315	520,234

NTT Urban Development Corp.	6	8,863

Obayashi Corp.	15,000	92,168

Odakyu Electric Railway Co. Ltd.	6,000	72,196

OJI Paper Co. Ltd.	39,000	138,821

Description	Number of Shares	Value

Onward Holdings Co. Ltd.	2,000	$18,690

Oriental Land Co. Ltd.	500	80,833

Otsuka Corp.	300	30,989

Otsuka Holdings Co. Ltd.	16,100	579,689

Panasonic Corp.	3,100	22,546

Rakuten, Inc.	71,000	756,722

Rengo Co. Ltd.	7,000	33,821

Resona Holdings, Inc.	21,000	112,017

Ricoh Co. Ltd.	12,000	133,682

Rinnai Corp.	200	15,879

Rohm Co. Ltd.	2,400	84,567

San-In Godo Bank Ltd.	2,000	17,028

Sankyu, Inc.	44,000	196,338

Santen Pharmaceutical Co. Ltd.	400	20,024

SBI Holdings, Inc.	4,210	81,449

Secom Co. Ltd.	1,400	78,125

Seiko Epson Corp.	1,300	14,896

Sekisui House Ltd.	5,000	74,935

Seven & I Holdings Co. Ltd.	1,600	61,384

Seven Bank Ltd.	1,000	3,549

Shiga Bank Ltd.	4,000	28,148

Shimamura Co. Ltd.	100	12,628

Shimano, Inc.	300	26,066

Shimizu Corp.	18,000	72,380

Shin-Etsu Chemical Co. Ltd.	2,900	195,148

Shionogi & Co. Ltd.	21,900	538,711

Showa Denko KK	19,000	30,600

SMC Corp.	9,700	1,941,294

Softbank Corp.	6,100	301,918

Sojitz Corp.	30,900	48,497

Sony Corp.	19,400	320,995

Sony Financial Holdings, Inc.	2,500	35,262

Sumco Corp.	8,300	87,100

Sumitomo Chemical Co. Ltd.	26,000	86,947

Sumitomo Corp.	45,200	563,812

Sumitomo Electric Industries Ltd.	17,700	234,947

Sumitomo Metal Mining Co. Ltd.	13,000	180,962

Sumitomo Mitsui Financial Group, Inc.	21,000	991,999

Sumitomo Mitsui Trust Holdings, Inc.	263,820	1,323,362

Sumitomo Realty & Development Co. Ltd.	3,000	141,560

Sumitomo Rubber Industries Ltd.	2,500	46,084

Suruga Bank Ltd.	1,000	17,664

Suzuken Co. Ltd.	1,700	66,092

Suzuki Motor Corp.	1,400	35,874

Sysmex Corp.	400	25,768

Taisei Corp.	24,000	80,012

Taisho Pharmaceutical Holdings Co. Ltd.	200	14,813

Takashimaya Co. Ltd.	5,000	58,983

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    35

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Takeda Pharmaceutical Co. Ltd.	20,400	$1,119,557

TDK Corp.	1,900	69,385

Teijin Ltd.	12,000	28,804

Tobu Railway Co. Ltd.	7,000	40,642

Toho Co. Ltd.	300	6,672

Tokai Rika Co. Ltd.	900	18,206

Tokio Marine Holdings, Inc.	28,100	890,691

Tokyo Broadcasting System Holdings, Inc.	700	11,065

Tokyo Electric Power Co., Inc.*	39,700	175,114

Tokyo Electron Ltd.	6,100	312,243

Tokyu Corp.	12,000	95,153

Toppan Printing Co. Ltd.	14,000	106,560

Toray Industries, Inc.	6,000	42,099

Toshiba Corp.	10,000	55,085

Tosoh Corp.	16,000	52,685

TOTO Ltd.	1,000	10,361

Toyo Ink SC Holdings Co. Ltd.	1,000	4,657

Toyo Seikan Kaisha Ltd.	3,300	45,158

Toyo Tire & Rubber Co. Ltd.	62,000	333,262

Toyota Motor Corp.	85,500	4,946,607

Toyota Tsusho Corp.	1,600	44,495

Tsumura & Co.	300	9,771

Ube Industries Ltd.	15,000	30,312

Unicharm Corp.	800	51,700

UNY Co. Ltd.	6,000	42,653

Ushio, Inc.	2,400	24,422

Yahoo Japan Corp.	77	38,506

Yakult Honsha Co. Ltd.	400	17,418

Yamada Denki Co. Ltd.	2,800	134,852

Yamaguchi Financial Group, Inc.	13,000	140,955

Yamaha Motor Co. Ltd.	3,800	52,935

Yamato Holdings Co. Ltd.	1,100	21,180

Yamato Kogyo Co. Ltd.	700	23,086

Yamazaki Baking Co. Ltd.	3,000	39,206

Yokogawa Electric Corp.	700	7,109

Yokohama Rubber Co. Ltd.	40,100	525,699

TOTAL JAPAN		$57,579,078

JORDAN – 0.2%

Arab Bank PLC	37,635	378,078

Arab Potash Co.	2,100	133,522

Bank of Jordan	14,070	44,332

Capital Bank of Jordan*	23,325	36,582

Jordan Petroleum Refinery Co.	5,580	45,334

Jordan Phosphate Mines	1,700	28,223

Jordan Steel	5,259	11,146

Jordan Telecommunications Co. PSC	9,750	68,742

Jordanian Electric Power Co.	10,917	48,434

Description	Number of Shares	Value

Middle East Complex for Engineering
Electric and Heavy Industries PLC*,††	60	$9

Taameer Jordan Holdings PSC*	12,900	2,916

TOTAL JORDAN		$797,318

KAZAKHSTAN – 0.1%

Halyk Savings Bank of Kazakhstan JSC GDR	25,890	188,997

Kazakhmys PLC	29,656	159,528

Kazkommertsbank JSC GDR*	28,000	58,548

KazMunaiGas Exploration Production JSC GDR	13,000	233,350

TOTAL KAZAKHSTAN		$640,423

KENYA – 0.2%

Athi River Mining Ltd.	146,000	108,890

Bamburi Cement Co. Ltd.	15,600	37,976

Barclays Bank of Kenya Ltd.	493,600	104,257

East African Breweries Ltd.	56,180	204,474

Equity Bank Ltd.	313,800	117,020

Kenya Airways Ltd.	402,900	52,646

Kenya Commercial Bank Ltd.	244,300	122,442

Kenya Power & Lighting Ltd.	178,087	38,890

Nation Media Group Ltd.	31,944	106,734

Safaricom Ltd.	2,400,100	196,190

Standard Chartered Bank Kenya Ltd.	10,458	34,818

TOTAL KENYA		$1,124,337

LATVIA – 0.0%**

Latvian Shipping Co.*	36,206	15,733

LEBANON – 0.1%

Solidere GDR#	19,314	253,979

LITHUANIA – 0.1%

Apranga PVA	22,400	74,339

Invalda PVA*	17,284	52,581

Lesto AB	19,018	16,706

Lietuvos Energijos Gamyba	10,949	5,638

Litgrid AB	8,818	6,643

Panevezio Statybos Trestas	16,900	24,705

Pieno Zvaigzdes	10,687	29,837

Siauliu Bankas	61,853	21,668

TOTAL LITHUANIA		$232,117

LUXEMBOURG – 0.2%

Millicom International Cellular SA#	224	18,318

SES SA	25,659	801,200

TOTAL LUXEMBOURG		$819,518

MALAYSIA – 1.3%

AirAsia Bhd	53,300	51,329

Alliance Financial Group Bhd	28,800	42,218

AMMB Holdings Bhd	29,800	65,624

ANNUAL REPORT / April 30, 2013

36    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Astro Malaysia Holdings Bhd	39,600	$38,396

Axiata Group Bhd	72,200	160,655

Batu Kawan Bhd	12,600	75,455

Boustead Holdings Bhd	29,500	49,643

British American Tobacco Malaysia Bhd	4,100	85,329

Bumi Armada Bhd	53,900	70,686

CIMB Group Holdings Bhd	54,800	139,409

Dialog Group Bhd	85,600	66,679

DiGi.Com Bhd	50,000	76,253

Felda Global Ventures Holdings Bhd	61,400	93,235

Gamuda Bhd	81,100	108,489

Genting Bhd	466,500	1,609,942

Genting Malaysia Bhd	86,300	106,652

Hong Leong Bank Bhd	16,400	77,944

IHH Healthcare Bhd*	79,400	97,864

IJM Corp. Bhd	40,860	73,192

IOI Corp. Bhd	75,280	124,456

KLCC Property Holdings Bhd††	24,500	58,381

Kuala Lumpur Kepong Bhd	14,900	105,586

Kulim Malaysia Bhd	17,300	20,356

Lafarge Malayan Cement Bhd	16,000	52,168

Malayan Banking Bhd	52,990	167,548

Malaysian Resources Corp. Bhd	83,700	38,789

Maxis Bhd	55,800	123,980

MMC Corp. Bhd	48,400	40,565

Muhibbah Engineering M Bhd	68,300	25,142

Multi-Purpose Holdings Bhd	36,500	42,228

Petronas Chemicals Group Bhd	110,500	237,162

Petronas Dagangan Bhd	14,200	110,240

Petronas Gas Bhd	10,100	65,463

PPB Group Bhd	14,100	59,320

Public Bank Bhd	19,800	106,858

RHB Capital Bhd	18,000	50,169

Sapurakencana Petroleum Bhd*	96,517	100,879

Sime Darby Bhd	504,846	1,566,391

Ta Ann Holdings Bhd	19,008	21,804

Telekom Malaysia Bhd	35,100	63,682

Tenaga Nasional Bhd	168,825	435,588

UMW Holdings Bhd	15,400	72,381

Wah Seong Corp. Bhd	36,247	19,419

WCT Bhd	40,786	32,173

YTL Corp. Bhd	102,176	55,076

YTL Power International Bhd	69,316	34,402

TOTAL MALAYSIA		$6,919,200

MAURITIUS – 0.1%

CIM Financial Services Ltd.	191,700	36,303

Description	Number of Shares	Value

Lux Island Resorts Ltd.*	7,000	$4,227

Mauritius Commercial Bank	38,600	236,200

Mauritius Development Invest Trust	265,200	45,097

New Mauritius Hotels Ltd.*	18,900	43,674

Rogers And Co. Ltd.	7,100	40,988

State Bank of Mauritius Ltd.	5,580,000	185,101

Sun Resorts Ltd.	24,969	22,516

TOTAL MAURITIUS		$614,106

MEXICO – 1.5%

Alfa SAB de CV	178,700	414,876

America Movil SAB de CV	1,209,424	1,295,851

America Movil SAB de CV ADR	14,970	320,059

Arca Continental SAB de CV	19,500	159,584

Cemex SAB de CV*	439,054	495,379

Coca-Cola Femsa SAB de CV	8,700	140,549

Compartamos SAB de CV	108,000	179,669

Corp. Moctezuma SAB de CV	20,900	65,063

Empresas ICA SAB de CV*	20,800	57,215

Fomento Economico Mexicano SAB de CV	45,400	514,860

Grupo Aeroportuario del Centro Norte SAB de CV#	17,800	68,079

Grupo Aeroportuario del Pacifico SAB de CV	14,700	85,145

Grupo Aeroportuario del Sureste SAB de CV	2,300	28,546

Grupo Bimbo SAB de CV#	66,200	215,627

Grupo Carso SAB de CV	24,800	141,358

Grupo Elektra SA de CV	1,460	63,053

Grupo Financiero Banorte SAB de CV	120,600	908,798

Grupo Financiero Inbursa SAB de CV	194,100	563,007

Grupo Mexico SAB de CV	119,621	429,431

Grupo Modelo SAB de CV	16,500	150,048

Grupo Televisa SAB de CV	60,600	307,135

Impulsora del Desarrollo y El Empleo en America Latina SAB de CV*	56,900	137,912

Industrias CH SAB de CV*	7,500	60,421

Industrias Penoles SAB de CV	5,130	215,449

Kimberly-Clark de Mexico SAB de CV	42,000	147,076

Mexichem SAB de CV	29,605	151,020

Minera Frisco SAB de CV*	16,600	71,036

Organizacion Soriana SAB de CV	10,800	44,473

Promotora y Operadora de Infraestructura SAB de CV*	13,900	124,012

TV Azteca SAB de CV	38,700	28,653

Wal-Mart de Mexico SAB de CV	129,700	411,458

TOTAL MEXICO		$7,994,842

MOROCCO – 0.2%

Attijariwafa Bank	4,519	178,941

Auto Hall	3,700	26,770

Banque Centrale Populaire	3,900	86,204

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    37

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Banque Marocaine du Commerce et de l’Industrie	320	$29,881

Banque Marocaine du Commerce Exterieur	4,980	114,197

Cie Generale Immobiliere	390	25,820

Credit Immobilier et Hotelier	800	21,744

Delta Holding SA	7,500	26,985

Douja Promotion Groupe Addoha SA	13,520	87,958

Holcim Maroc SA	240	42,524

Lafarge Ciments	785	93,716

Maroc Telecom SA	20,900	276,068

TOTAL MOROCCO		$1,010,808

NETHERLANDS – 1.3%

Aegon NV	86,274	569,343

AKZO Nobel NV	4,780	288,186

ArcelorMittal	7,792	95,352

ArcelorMittal, NY Reg. Shares#	18,397	229,779

ASML Holding NV	11,843	880,431

Delta Lloyd NV	3,924	75,190

European Aeronautic Defence and Space Co. NV	3,337	176,248

Fugro NV	9,129	528,086

Heineken NV	24,336	1,718,483

ING Groep NV*	135,167	1,109,348

Koninklijke Ahold NV	2,960	46,700

Koninklijke Boskalis Westminster NV	748	31,153

Koninklijke DSM NV	7,751	499,462

Koninklijke KPN NV#	51,812	108,015

Koninklijke Philips Electronics NV	1,678	46,340

Randstad Holding NV	588	24,482

Unilever NV	6,274	267,046

TOTAL NETHERLANDS		$6,693,644

NEW ZEALAND – 0.0%**

Auckland International Airport Ltd.	15,953	42,390

Contact Energy Ltd.	8,921	40,374

Fletcher Building Ltd.	87	659

SKYCITY Entertainment Group Ltd.	3,557	13,598

TOTAL NEW ZEALAND		$97,021

NIGERIA – 0.2%

Africa Prudential Registrars PLC*	24,606	241

Dangote Cement PLC	100,100	102,634

FBN Holdings PLC	1,383,642	163,322

First City Monument Bank PLC*	862,500	24,565

Guaranty Trust Bank PLC	576,410	94,123

Guinness Nigeria PLC	19,500	32,740

Lafarge Cement WAPCO Nigeria PLC	155,000	75,538

Nestle Nigeria PLC	17,736	99,905

Nigerian Breweries PLC	92,380	96,414

Description	Number of Shares	Value

Oando PLC*	1,420,875	$133,544

UAC of Nigeria PLC	124,250	44,824

UBA Capital PLC*	98,425	716

United Bank for Africa PLC*	812,013	35,410

Zenith Bank PLC	1,340,475	170,953

TOTAL NIGERIA		$1,074,929

NORWAY – 0.5%

AKER Solutions ASA	954	13,318

Cermaq ASA	498	7,427

DNB ASA#	9,287	151,790

Norsk Hydro ASA	22,820	106,848

Orkla ASA	8,470	76,232

Statoil ASA	21,673	528,811

Storebrand ASA*	10,389	47,202

Subsea 7 SA	29,633	638,241

Telenor ASA	7,363	165,481

Yara International ASA	21,438	1,003,773

TOTAL NORWAY		$2,739,123

OMAN – 0.2%

Bank Dhofar SAOG	44,454	43,184

Bank Sohar	237,226	113,376

BankMuscat SAOG	98,380	158,175

Dhofar International Development & Investment Holding Co.	41,800	50,703

Galfar Engineering & Contracting SAOG	34,540	32,925

HSBC Bank Oman	35,846	18,901

National Bank of Oman SAOG	49,374	34,498

Oman Cement Co.	32,940	59,035

Oman Flour Mills Co. SAOG	16,000	26,057

Oman Oil Marketing Co.	13,300	72,925

Oman Telecommunications Co. SAOG	46,300	172,573

Renaissance Services SAOG*	58,892	79,389

TOTAL OMAN		$861,741

PAKISTAN – 0.2%

Engro Corp. Ltd.	51,752	70,591

Fauji Fertilizer Co. Ltd.	58,780	66,733

HUB Power Co.	214,000	117,291

Lucky Cement Ltd.	48,500	85,542

MCB Bank Ltd.	81,537	180,531

Millat Tractors Ltd.	8,426	43,323

National Bank Of Pakistan	101,752	40,695

Nishat Mills Ltd.	55,450	45,660

Oil & Gas Development Co. Ltd.	74,000	153,391

Pakistan Oilfields Ltd.	9,300	44,430

Pakistan Petroleum Ltd.	45,572	83,855

ANNUAL REPORT / April 30, 2013

38    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Pakistan Telecommunication Co. Ltd.*	135,000	$24,582

United Bank Ltd.	53,000	48,129

TOTAL PAKISTAN		$1,004,753

PERU – 0.3%

Alicorp SA	72,000	269,694

BBVA Banco Continental SA	28,742	73,948

Cia de Minas Buenaventura SA ADR	7,700	154,154

Cia Minera Milpo SAA	34,893	22,443

Credicorp Ltd.	2,500	376,475

Edegel SAA	37,100	35,514

Ferreyros SA	71,981	62,367

Grana y Montero SA	46,300	200,581

Luz del Sur SAA	12,200	43,621

Minsur SA	35,670	22,133

Sociedad Minera Cerro Verde SAA*	1,400	32,620

Sociedad Minera el Brocal SA	4,000	37,230

Southern Copper Corp.	8,259	275,272

Volcan Cia Minera SAA	41,905	26,954

TOTAL PERU		$1,633,006

PHILIPPINES – 0.4%

Aboitiz Equity Ventures, Inc.	218,500	302,587

Aboitiz Power Corp.	49,300	44,677

Alliance Global Group, Inc.	135,000	77,733

Ayala Corp.	5,620	87,522

Ayala Land, Inc.	178,200	140,491

Bank of the Philippine Islands	50,645	126,489

BDO Unibank, Inc.*	40,562	90,368

Energy Development Corp.	411,750	65,124

International Container Terminal Services,
Inc.	31,900	71,302

JG Summit Holdings, Inc.	92,500	106,748

Jollibee Foods Corp.	47,600	148,605

Manila Electric Co.	10,710	97,316

Metro Pacific Investments Corp.	513,000	75,903

Metropolitan Bank & Trust	27,813	84,128

Philex Mining Corp.	216,150	86,649

Philippine Long Distance Telephone Co.	1,800	133,207

San Miguel Corp.	23,000	67,614

Semirara Mining Corp.	14,190	103,426

SM Investments Corp.	5,010	139,370

SM Prime Holdings, Inc.	200,750	97,546

Universal Robina Corp.	22,900	66,152

TOTAL PHILIPPINES		$2,212,957

POLAND – 0.7%

AmRest Holdings SE*	2,700	69,212

Asseco Poland SA	7,073	95,938

Bank Pekao SA	5,150	246,918

Description	Number of Shares	Value

Bioton SA*	1,701,800	$21,543

BRE Bank SA	780	85,310

Budimex SA	2,780	67,920

Cyfrowy Polsat SA*	22,930	121,332

Eurocash SA	10,410	187,455

Get Bank SA*	54,005	26,833

Getin Holding SA	18,000	12,703

Grupa Kety SA	450	20,080

Grupa Lotos SA*	2,600	31,243

ING Bank Slaski SA*	2,000	57,028

Jastrzebska Spolka Weglowa SA	2,850	75,312

Kernel Holding SA*	4,220	76,525

KGHM Polska Miedz SA	6,100	285,710

LPP SA	120	243,050

Lubelski Wegiel Bogdanka SA	1,500	55,541

Netia SA*	41,500	55,161

Orbis SA	2,900	32,259

PGE SA	57,280	297,471

Polimex-Mostostal SA*	47,700	4,227

Polski Koncern Naftowy Orlen SA*	11,150	172,904

Polskie Gornictwo Naftowe i Gazownictwo SA*	61,300	103,594

Powszechna Kasa Oszczednosci Bank Polski SA	33,700	350,881

Powszechny Zaklad Ubezpieczen SA	2,660	366,609

Rovese SA*	13,950	6,313

Synthos SA	34,800	51,872

Tauron Polska Energia SA	70,360	93,744

Telekomunikacja Polska SA	55,920	124,587

TVN SA	30,150	83,012

TOTAL POLAND		$3,522,287

PORTUGAL – 0.1%

EDP - Energias de Portugal SA	28,687	98,604

EDP Renovaveis SA*	10,506	54,666

Jeronimo Martins SGPS SA#	1,290	30,724

Portugal Telecom SGPS SA#	22,539	117,574

TOTAL PORTUGAL		$301,568

QATAR – 0.4%

Al Meera Consumer Goods Co.	1,000	34,881

Barwa Real Estate Co.	7,607	49,203

Commercial Bank of Qatar QSC	4,508	80,480

Doha Bank QSC	3,322	41,241

Gulf International Services QSC	5,500	61,558

Industries Qatar QSC	10,153	479,639

Masraf Al Rayan	22,240	152,404

Omani Qatari Telecommunications Co. SAOG	14,700	18,785

Qatar Electricity & Water Co.	3,180	124,898

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    39

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Qatar Gas Transport Co. Nakilat	26,100	$112,546

Qatar Islamic Bank	3,500	66,330

Qatar National Bank SAQ	9,188	340,679

Qatar National Cement Co.	2,620	71,960

Qatar Navigation	2,703	46,251

Qatar Telecom Qtel QSC	7,232	228,427

TOTAL QATAR		$1,909,282

ROMANIA – 0.1%

Antibiotice	159,827	22,365

Banca Transilvania*	257,164	97,475

Biofarm Bucuresti	481,487	33,732

BRD-Groupe Societe Generale	85,800	202,804

OMV Petrom SA	1,688,500	237,821

Transelectrica SA	2,450	9,264

TOTAL ROMANIA		$603,461

RUSSIA – 1.7%

CTC Media, Inc.	17,200	214,828

Federal Hydrogenerating Co. JSC ADR	105,160	178,772

Gazprom Neft OAO ADR	16,800	341,544

Gazprom OAO ADR	110,810	880,939

Globaltrans Investment PLC GDR	12,380	175,796

LSR Group GDR	27,240	118,494

Lukoil OAO ADR	10,310	653,654

Magnit OJSC GDR	8,400	428,400

Mail.ru Group Ltd. GDR	3,190	86,130

Mechel ADR	22,700	92,616

MMC Norilsk Nickel OJSC ADR	14,210	216,987

MMC Norilsk Nickel OJSC ADR Euronext Shares	22,900	350,828

Mobile Telesystems OJSC ADR	58,364	1,208,135

NovaTek OAO GDR	2,100	212,520

Novolipetsk Steel OJSC GDR	2,800	46,480

Pharmstandard OJSC GDR	9,700	202,827

Rosneft OAO GDR	25,500	174,292

Rostelecom OJSC ADR	8,766	195,482

Sberbank of Russia ADR	135,649	1,744,446

Severstal OAO GDR	5,880	49,715

Sistema JSFC GDR	5,500	104,885

Surgutneftegas OAO ADR	18,070	154,860

Tatneft OAO ADR	4,000	151,160

TMK OAO GDR	4,860	61,430

Uralkali OJSC GDR	5,000	180,950

VimpelCom Ltd. ADR	28,400	310,980

VTB Bank OJSC GDR	42,550	134,032

X5 Retail Group NV GDR*	6,100	106,994

Yandex NV*	4,100	105,534

TOTAL RUSSIA		$8,883,710

Description	Number of Shares	Value

SINGAPORE – 1.2%

CapitaLand Ltd.	58,000	$176,114

City Developments Ltd.	3,000	27,426

DBS Group Holdings Ltd.	145,000	1,973,045

Global Logistic Properties Ltd.	17,000	38,094

Golden Agri-Resources Ltd.	1,697,400	730,391

Jardine Cycle & Carriage Ltd.	1,000	39,539

Keppel Corp. Ltd.	83,900	729,536

Keppel Land Ltd.	9,000	29,666

Noble Group Ltd.	66,000	60,283

Olam International Ltd.	22,000	29,918

Oversea-Chinese Banking Corp.	19,000	167,370

Overseas Union Enterprise Ltd.	8,000	20,200

SembCorp. Industries Ltd.	5,000	20,257

SembCorp. Marine Ltd.#	4,000	13,997

Singapore Airlines Ltd.	14,000	126,167

Singapore Exchange Ltd.	11,000	66,802

Singapore Land Ltd.	2,000	14,370

Singapore Press Holdings Ltd.#	8,000	28,968

Singapore Technologies Engineering Ltd.	20,000	71,446

Singapore Telecommunications Ltd.	55,000	175,489

STX OSV Holdings Ltd.	155,000	129,618

United Overseas Bank Ltd.	85,000	1,473,370

UOL Group Ltd.	12,000	69,465

Venture Corp. Ltd.	5,000	33,774

TOTAL SINGAPORE		$6,245,305

SLOVENIA – 0.1%

Gorenje DD	2,600	14,724

Krka DD Novo Mesto	4,070	266,927

Luka Koper*	1,120	11,652

Mercator Poslovni Sistem	622	92,973

Nova Kreditna Banka Maribor DD*	11,800	10,412

Petrol DD Ljubljana	210	62,945

Telekom Slovenije DD	1,000	123,793

Zavarovalnica Triglav DD	2,000	52,678

TOTAL SLOVENIA		$636,104

SOUTH AFRICA – 1.5%

ABSA Group Ltd.	7,500	123,438

African Bank Investments Ltd.#	19,710	62,577

African Rainbow Minerals Ltd.	2,100	41,394

Anglo American Platinum Ltd.*	1,800	68,279

AngloGold Ashanti Ltd.	7,030	131,144

Aspen Pharmacare Holdings Ltd.	7,432	161,419

Astral Foods Ltd.	16,800	176,921

Aveng Ltd.	21,500	70,680

AVI Ltd.	11,200	67,398

ANNUAL REPORT / April 30, 2013

40    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Barloworld Ltd.	10,400	$108,943

Bidvest Group Ltd.	13,125	341,322

Discovery Holdings Ltd.	7,999	72,863

Exxaro Resources Ltd.	4,100	64,300

FirstRand Ltd.	64,690	224,777

Foschini Group Ltd.	4,400	56,388

Gold Fields Ltd.	15,890	113,099

Grindrod Ltd.	29,600	62,014

Harmony Gold Mining Co. Ltd.	8,390	40,391

Impala Platinum Holdings Ltd.	10,574	144,302

Imperial Holdings Ltd.	3,900	86,358

Kumba Iron Ore Ltd.	1,490	78,586

Liberty Holdings Ltd.	6,400	85,229

Life Healthcare Group Holdings Ltd.	23,000	97,167

Massmart Holdings Ltd.	3,274	67,862

MMI Holdings Ltd.	22,679	57,876

Mr Price Group Ltd.	4,800	68,992

MTN Group Ltd.	68,060	1,227,029

Murray & Roberts Holdings Ltd.*	26,380	64,587

Nampak Ltd.	15,000	55,129

Naspers Ltd.	7,071	473,186

Nedbank Group Ltd.	14,400	305,925

Netcare Ltd.	31,200	70,929

Omnia Holdings Ltd.	17,400	305,787

Pick n Pay Stores Ltd.	8,300	39,310

PPC Ltd.	10,421	38,103

Remgro Ltd.	9,190	185,336

Reunert Ltd.	12,650	109,943

RMB Holdings Ltd.	22,300	98,981

RMI Holdings	26,900	70,296

Sanlam Ltd.	37,500	192,191

Sasol Ltd.	11,180	483,194

Shoprite Holdings Ltd.	6,320	119,794

Sibanye Gold Ltd.*	15,890	15,052

Standard Bank Group Ltd.	23,140	289,073

Steinhoff International Holdings Ltd.	37,100	99,019

Telkom SA Ltd.*	61,700	88,010

Tiger Brands Ltd.	3,590	111,663

Truworths International Ltd.	10,600	105,356

Vodacom Group Ltd.	13,820	162,033

Wilson Bayly Holmes-Ovcon Ltd.	4,800	82,643

Woolworths Holdings Ltd.	11,980	93,373

TOTAL SOUTH AFRICA		$7,559,661

SOUTH KOREA – 1.9%

BS Financial Group, Inc.	19,015	250,357

Description	Number of Shares	Value

Cheil Industries, Inc.	890	$76,692

Daewoo Engineering & Construction Co.
Ltd.*	4,364	29,957

Daewoo International Corp.	1,379	48,396

DGB Financial Group, Inc.	12,200	170,598

Doosan Heavy Industries & Construction Co. Ltd.	1,030	38,299

Doosan Infracore Co. Ltd.*	2,200	26,069

E-Mart Co. Ltd.	421	82,189

GS Holdings	1,300	64,215

Hana Financial Group, Inc.	9,609	307,125

Honam Petrochemical Corp.	200	29,511

Hyosung Corp.	1,650	83,002

Hyundai Department Store Co. Ltd.	430	62,472

Hyundai Glovis Co. Ltd.	470	78,952

Hyundai Heavy Industries Co. Ltd.	397	72,457

Hyundai Marine & Fire Insurance Co. Ltd.	5,800	163,262

Hyundai Merchant Marine Co. Ltd.*	1,180	10,982

Hyundai Mobis	663	150,504

Hyundai Motor Co.	1,619	293,281

Hyundai Securities Co. Ltd.	2,330	16,185

Hyundai Steel Co.	1,290	89,256

Industrial Bank of Korea	18,600	212,803

KB Financial Group, Inc.	6,573	214,862

KCC Corp.	120	35,631

Kia Motors Corp.	2,955	147,039

Korea Electric Power Corp.*	6,940	199,447

Korea Zinc Co. Ltd.	200	57,296

Korean Air Lines Co. Ltd.*	800	25,642

KT Corp.	12,631	413,464

KT&G Corp.	2,000	144,012

LG Chem Ltd.	818	193,117

LG Corp.	1,630	97,093

LG Display Co. Ltd.*	2,660	72,339

LG Electronics, Inc.	1,970	157,593

LG Household & Health Care Ltd.	150	84,309

LG Uplus Corp.*	5,860	55,338

Lotte Shopping Co. Ltd.	290	108,227

Macquarie Korea Infrastructure Fund	5,769	36,564

NHN Corp.	580	155,888

OCI Co. Ltd.	270	34,691

POSCO	1,384	394,603

Samsung C&T Corp.	1,650	88,396

Samsung Card Co. Ltd.	1,000	38,364

Samsung Electro-Mechanics Co. Ltd.	970	86,757

Samsung Electronics Co. Ltd. GDR	1,683	2,322,855

Samsung Fire & Marine Insurance Co. Ltd.	830	170,703

Samsung Heavy Industries Co. Ltd.	1,680	53,468

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    41

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Samsung Life Insurance Co. Ltd.	1,900	$187,188

Samsung Securities Co. Ltd.	1,240	56,973

Shinhan Financial Group Co. Ltd.	7,950	275,034

SK Holdings Co. Ltd.	320	46,055

SK Hynix, Inc.*	6,090	165,342

SK Innovation Co. Ltd.	800	108,962

SK Telecom Co. Ltd.	4,030	708,076

S-Oil Corp.	740	59,466

Woongjin Coway Co. Ltd.	1,510	76,508

Woori Finance Holdings Co. Ltd.	8,590	92,818

Woori Investment & Securities Co. Ltd.	6,468	66,366

TOTAL SOUTH KOREA		$9,587,050

SPAIN – 1.2%

Acciona SA	818	53,594

ACS Actividades de Construccion y Servicios SA	3,179	81,743

Amadeus IT Holding SA	1,985	58,596

Banco Bilbao Vizcaya Argentaria SA	276,704	2,685,668

Banco Bilbao Vizcaya Argentaria SA Temporary Shares*	2,971	28,836

Banco de Sabadell SA	42,250	87,857

Banco Espanol de Credito SA*	3,705	17,053

Banco Popular Espanol SA	164,948	128,382

Banco Santander SA	116,482	842,325

Banco Santander SA Temporary Shares*	788	5,698

CaixaBank	13,118	48,562

Grifols SA*	850	34,108

Iberdrola SA	96,127	517,772

Inditex SA	1,681	225,918

Mapfre SA	23,156	84,929

Red Electrica Corp. SA	1,048	55,745

Repsol YPF SA	27,732	650,086

Telefonica SA	31,553	462,908

TOTAL SPAIN		$6,069,780

SWEDEN – 2.7%

Assa Abloy AB#	2,996	119,312

Atlas Copco AB Class A	126,499	3,329,820

Atlas Copco AB Class B	3,785	89,762

Boliden AB	30,037	475,509

CDON Group AB*	191	890

Elekta AB#	48,566	746,731

Getinge AB	2,202	66,287

Hennes & Mauritz AB#	3,398	120,221

Hexagon AB*	2,016	57,577

Holmen AB	1,517	42,343

Investor AB	70,423	2,075,403

Description	Number of Shares	Value

Meda AB	3,075	$36,723

Nordea Bank AB	45,392	543,845

Saab AB	13,800	302,784

Sandvik AB#	118,345	1,677,195

Skandinaviska Enskilda Banken AB	25,382	260,437

SKF AB#	4,302	100,098

SSAB AB Class A	12,066	87,967

SSAB AB Class B	1,865	11,885

Svenska Cellulosa AB	8,884	230,700

Svenska Handelsbanken AB	1,133	51,466

Swedbank AB	7,219	177,661

Swedish Match AB#	1,376	47,728

Telefonaktiebolaget LM Ericsson ADR	5,941	73,134

Telefonaktiebolaget LM Ericsson Class A	1,060	12,839

Telefonaktiebolaget LM Ericsson Class B#	41,122	513,307

TeliaSonera AB	60,678	417,468

Trelleborg AB#	1,475	21,871

Volvo AB	149,779	2,072,994

TOTAL SWEDEN		$13,763,957

SWITZERLAND – 7.2%

ABB Ltd.	87,185	1,973,806

Adecco SA	2,344	125,368

Aryzta AG	2,401	148,997

Baloise Holding AG	4,451	458,121

Barry Callebaut AG	34	33,203

Cie Financiere Richemont SA	32,962	2,662,343

Clariant AG	4,675	68,380

Credit Suisse Group AG	72,219	2,002,386

Geberit AG	219	53,490

Givaudan SA	143	183,941

Glencore International PLC#	26,121	128,603

Helvetia Holding AG	600	251,506

Holcim Ltd.	34,306	2,673,123

Julius Baer Group Ltd.	24,007	956,355

Lonza Group AG	551	38,371

Nestle SA	51,777	3,697,562

Novartis AG	55,987	4,157,778

Pargesa Holding SA	785	54,709

Partners Group Holding AG	162	41,554

Roche Holding AG	20,844	5,209,879

Schindler Holding AG (B11TCY0)	380	56,971

Schindler Holding AG (B11WWH2)	125	18,297

SGS SA	43	103,916

Sika AG	13	31,388

Sonova Holding AG	100	10,884

Sulzer AG	391	66,695

Swatch Group AG	464	265,735

ANNUAL REPORT / April 30, 2013

42    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Swiss Life Holding AG	3,952	$624,805

Swiss Re AG	14,298	1,137,166

Syngenta AG	7,598	3,247,414

UBS AG	243,139	4,340,834

Wolseley PLC	1,334	65,957

Zurich Financial Services AG	8,702	2,429,598

TOTAL SWITZERLAND		$37,319,135

TAIWAN – 2.2%

Acer, Inc.*	73,870	59,698

Advanced Semiconductor Engineering, Inc.	90,804	78,306

Asia Cement Corp.	41,350	52,472

Asustek Computer, Inc.	11,700	136,180

AU Optronics Corp.*	147,126	67,551

Catcher Technology Co. Ltd.	9,438	47,810

Cathay Financial Holding Co. Ltd.	130,623	175,716

Chang Hwa Commercial Bank	78,142	44,615

Cheng Shin Rubber Industry Co. Ltd.	59,920	202,833

Chimei Innolux Corp.*	167,877	104,952

China Airlines Ltd.*	87,858	33,492

China Development Financial Holding Corp.*	192,750	53,295

China Steel Corp.	227,405	200,343

Chinatrust Financial Holding Co. Ltd.	223,352	135,470

Chunghwa Telecom Co. Ltd.	102,024	324,270

Compal Electronics, Inc.	278,736	180,397

Delta Electronics, Inc.	22,888	109,740

D-Link Corp.	36,046	21,069

E.Sun Financial Holding Co. Ltd.	120,000	72,377

Epistar Corp.	31,099	54,796

Far Eastern Department Stores Co. Ltd.	92,881	82,143

Far Eastern New Century Corp.	75,290	81,000

Far EasTone Telecommunications Co. Ltd.	57,000	138,869

First Financial Holding Co. Ltd.	149,402	91,883

Formosa Chemicals & Fibre Corp.	74,950	175,489

Formosa Petrochemical Corp.	28,990	78,880

Formosa Plastics Corp.	89,040	216,023

Foxconn Technology Co. Ltd.	19,950	52,660

Fubon Financial Holding Co. Ltd.	124,314	177,549

Gemtek Technology Corp.	1	1

Giant Manufacturing Co. Ltd.	14,000	83,966

Gigabyte Technology Co. Ltd.	252,000	239,943

Hon Hai Precision Industry Co. Ltd.	121,127	312,750

Hotai Motor Co. Ltd.	13,000	116,071

HTC Corp.	9,465	96,536

Hua Nan Financial Holdings Co. Ltd.	166,255	96,614

King Yuan Electronics Co. Ltd.	358,000	254,744

Largan Precision Co. Ltd.	4,000	109,244

Lien Hwa Industrial Corp.	75,104	51,788

Description	Number of Shares	Value

Lite-On Technology Corp.	34,061	$61,285

MediaTek, Inc.	18,082	220,572

Mega Financial Holding Co. Ltd.	201,558	155,376

Motech Industries, Inc.*	13,372	13,978

Nan Kang Rubber Tire Co. Ltd.	70,599	83,369

Nan Ya Plastics Corp.	116,730	232,574

Novatek Microelectronics Corp.	10,145	49,501

Pegatron Corp.*	42,990	70,358

Pou Chen Corp.	96,157	113,387

President Chain Store Corp.	18,496	114,065

Quanta Computer, Inc.	44,571	92,126

Realtek Semiconductor Corp.	35,174	101,308

Shin Kong Financial Holding Co. Ltd.*	223,586	70,609

Siliconware Precision Industries Co.	36,000	42,694

Sino-American Silicon Products, Inc.	13,657	18,858

SinoPac Financial Holdings Co. Ltd.	130,191	65,069

Synnex Technology International Corp.	23,941	40,480

Tainan Spinning Co. Ltd.	113,464	55,748

Taishin Financial Holding Co. Ltd.	98,929	42,908

Taiwan Cement Corp.	62,057	82,429

Taiwan Cooperative Financial Holding	136,777	78,557

Taiwan Fertilizer Co. Ltd.	16,000	38,276

Taiwan Mobile Co. Ltd.	50,874	185,313

Taiwan Semiconductor Manufacturing Co. Ltd.	219,911	815,948

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	153,056	2,920,308

Tatung Co. Ltd.*	245,916	62,079

TPK Holding Co. Ltd.	10,000	202,968

TSRC Corp.	18,700	36,941

Tung Ho Steel Enterprise Corp.	37,476	36,572

Uni-President Enterprises Corp.	135,411	266,582

United Microelectronics Corp.	222,000	84,627

Vanguard International Semiconductor Corp.	256,000	278,883

Walsin Lihwa Corp.*	120,000	37,205

Wistron Corp.	32,020	32,495

Yuanta Financial Holding Co. Ltd.	204,172	103,774

Yulon Motor Co. Ltd.	49,640	85,111

Zinwell Corp.	22,435	18,739

TOTAL TAIWAN		$11,622,607

THAILAND – 0.8%

Advanced Info Service PCL	37,500	344,974

Airports of Thailand PCL	14,900	73,358

Bangkok Bank PCL	15,200	117,560

Bangkok Dusit Medical Services PCL	8,900	51,247

Bangkok Expressway PCL	24,400	33,254

Bank of Ayudhya PCL	79,700	88,933

Banpu PCL	2,900	33,693

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    43

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

BEC World PCL	41,700	$95,192

Berli Jucker PCL	60,600	152,274

Big C Supercenter PCL	12,200	96,020

Bumrungrad Hospital PCL	16,000	44,838

Central Pattana PCL	27,000	91,993

Charoen Pokphand Foods PCL	91,300	98,766

CP ALL PCL	115,100	172,552

Electricity Generating PCL	8,600	44,978

Glow Energy PCL	22,100	57,980

Hana Microelectronics PCL	131,800	111,368

Indorama Ventures PCL	46,100	36,911

IRPC PCL	269,900	37,703

Kasikornbank PCL	28,300	208,273

Krung Thai Bank PCL	472,950	399,630

PTT Exploration & Production PCL	31,209	163,754

PTT Global Chemical PCL	24,800	61,683

PTT Global Chemical PCL (Foreign)	12,681	31,540

PTT PCL	18,700	207,707

Quality Houses PCL	243,291	34,981

Ratchaburi Electricity Generating Holding PCL	19,500	39,365

Shin Corp. PCL	31,900	93,744

Siam Cement PCL	6,500	109,404

Siam City Cement PCL	2,600	43,230

Siam Commercial Bank PCL	33,200	210,399

Siam Makro PCL	3,300	84,777

Thai Beverage PCL	242,369	119,049

Thai Oil PCL	25,600	57,567

Thai Union Frozen Products PCL	20,664	39,779

Tisco Financial Group PCL	59,600	111,687

TMB Bank PCL	1,112,100	103,821

Total Access Communication PCL	28,400	113,213

True Corp. PCL*	317,500	91,410

TOTAL THAILAND		$4,108,607

TURKEY – 0.8%

Akbank TAS	56,903	298,997

Akenerji Elektrik Uretim AS*	1	1

Anadolu Efes Biracilik Ve Malt Sanayii AS	7,963	132,365

Arcelik AS	13,520	105,204

BIM Birlesik Magazalar AS	4,060	208,350

Dogan Sirketler Grubu Holding AS*	85,907	57,982

Dogus Otomotiv Servis ve Ticaret AS	13,000	83,029

Enka Insaat ve Sanayi AS	41,878	129,412

Eregli Demir ve Celik Fabrikalari TAS	118,156	135,111

Haci Omer Sabanci Holding AS	24,348	151,432

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	68,862	77,591

Description	Number of Shares	Value

KOC Holding AS	42,128	$254,963

Koza Altin Isletmeleri AS	2,800	55,914

Koza Anadolu Metal Madencilik Isletmeleri AS*	11,200	27,863

Petkim Petrokimya Holding AS	52,218	90,877

TAV Havalimanlari Holding AS	15,200	107,254

Tekfen Holding AS	18,500	71,823

Tofas Turk Otomobil Fabrikasi AS	14,700	102,496

Tupras Turkiye Petrol Rafinerileri AS	15,836	441,668

Turk Hava Yollari*	31,080	129,330

Turk Sise ve Cam Fabrikalari AS	1	2

Turk Telekomunikasyon AS	25,727	121,980

Turkcell Iletisim Hizmetleri AS*	38,168	236,321

Turkiye Garanti Bankasi AS	66,523	367,356

Turkiye Halk Bankasi AS	8,554	93,282

Turkiye Is Bankasi	47,992	185,249

Turkiye Sinai Kalkinma Bankasi AS	51,563	74,205

Turkiye Vakiflar Bankasi Tao	41,240	147,224

Ulker Biskuvi Sanayi AS	6,181	52,923

Yapi ve Kredi Bankasi AS	28,578	88,631

Yazicilar Holding AS	9,580	114,356

TOTAL TURKEY		$4,143,191

UKRAINE – 0.1%

Avangardco Investments Public Ltd. GDR*	5,300	45,050

Ferrexpo PLC	59,500	164,330

MHP SA GDR#, *	5,500	101,750

TOTAL UKRAINE		$311,130

UNITED ARAB EMIRATES – 0.4%

Aabar Investments PJSC*	83,600	—

Abu Dhabi Commercial Bank PJSC	216,270	270,853

Abu Dhabi National Hotels	50,000	25,864

Air Arabia PJSC	501,800	133,750

Aldar Properties PJSC	193,170	76,258

Arabtec Holding Co.	36,093	20,832

DP World Ltd.	33,630	515,884

Dubai Financial Market*	144,800	49,279

Dubai Islamic Bank PJSC	65,548	51,396

Emaar Properties PJSC	289,660	442,416

First Gulf Bank PJSC	46,598	189,031

National Bank of Abu Dhabi PJSC	102,469	337,565

Union National Bank PJSC	128,326	153,376

TOTAL UNITED ARAB EMIRATES		$2,266,504

UNITED KINGDOM – 12.6%

3i Group PLC	8,335	42,544

Aberdeen Asset Management PLC	7,766	54,128

Admiral Group PLC	37,325	742,708

ANNUAL REPORT / April 30, 2013

44    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Aggreko PLC	1,822	$50,434

Alent PLC	17,900	94,314

Anglo American PLC	57,335	1,393,809

Antofagasta PLC	1,765	24,606

ARM Holdings PLC	11,008	170,309

Associated British Foods PLC	2,442	73,400

AstraZeneca PLC	21,459	1,114,166

Aviva PLC	111,717	529,457

Babcock International Group PLC	2,062	34,272

BAE Systems PLC	90,500	527,871

Barclays PLC	130,146	578,285

Barclays PLC ADR	62,686	1,127,094

BG Group PLC	206,233	3,474,217

BHP Billiton PLC	67,005	1,864,113

BP PLC	198,399	1,437,365

BP PLC ADR	65,962	2,875,943

British American Tobacco PLC	85,849	4,755,387

BT Group PLC	365,610	1,568,596

Bunzl PLC	1,783	35,423

Burberry Group PLC	2,540	52,712

Carnival PLC ADR	2,155	77,860

Centrica PLC	13,843	79,776

Cobham PLC	6,837	26,604

Compass Group PLC	14,382	189,222

Computacenter PLC	25,600	178,071

Croda International PLC	858	33,026

Dairy Crest Group PLC	13,900	99,256

Diageo PLC	114,957	3,507,084

Eurasian Natural Resources Corp. PLC	34,173	145,659

Evraz PLC*	33,672	81,071

Experian PLC	43,920	772,286

Fresnillo PLC	22,873	409,303

G4S PLC	8,277	40,217

GKN PLC	11,542	49,268

GlaxoSmithKline PLC	67,121	1,731,276

HSBC Holdings PLC	78,377	856,489

HSBC Holdings PLC ADR	35,553	1,950,438

ICAP PLC	124,896	558,353

IMI PLC	2,419	46,556

Imperial Tobacco Group PLC	35,736	1,276,742

InterContinental Hotels Group PLC	1,584	46,700

International Consolidated Airlines Group SA*	18,643	78,769

Intertek Group PLC	1,153	59,247

Investec PLC	3,817	26,978

ITV PLC	21,905	42,839

J Sainsbury PLC	76,972	455,660

Description	Number of Shares	Value

Johnson Matthey PLC	1,139	$42,887

Kingfisher PLC	58,123	282,684

Lloyds Banking Group PLC*	2,630,147	2,219,672

Lloyds Banking Group PLC ADR*	114,884	394,052

London Stock Exchange Group PLC	2,311	48,139

Marston’s PLC	92,160	207,291

Meggitt PLC	6,123	44,569

Mondi PLC	19,900	263,213

National Grid PLC	9,006	114,644

New Melrose PLC	9,528	36,128

Next PLC	1,639	110,978

Old Mutual PLC	76,258	242,834

Pearson PLC	69,321	1,260,930

Petrofac Ltd.	2,059	43,178

Premier Foods PLC*	6,700	7,597

Prudential PLC	70,435	1,208,983

Randgold Resources Ltd.	3,946	310,154

Reckitt Benckiser Group PLC	13,536	987,388

Reed Elsevier PLC	3,692	43,127

Resolution Ltd.	201,697	826,815

Rexam PLC	4,216	33,825

Rio Tinto PLC	4,800	217,643

Rolls-Royce Holdings PLC	198,084	3,476,939

Royal Bank of Scotland Group PLC ADR*	21,776	208,179

Royal Dutch Shell PLC	18,711	637,099

Royal Dutch Shell PLC ADR (780259107)	23,933	1,670,284

Royal Dutch Shell PLC ADR (780259206)	2,201	149,602

Royal Dutch Shell PLC Class A	76,587	2,605,751

Royal Dutch Shell PLC Class B	45,158	1,580,393

SABMiller PLC	22,952	1,236,606

Sage Group PLC	11,594	60,782

Schroders PLC	648	23,503

Severn Trent PLC	2,536	71,735

Shire PLC	4,269	132,758

Smith & Nephew PLC	4,929	56,237

Smiths Group PLC	1,864	36,193

SSE PLC	2,269	54,877

Standard Chartered PLC	37,080	931,363

Tate & Lyle PLC	3,682	48,301

TESCO PLC	105,758	601,508

Travis Perkins PLC	3,405	75,846

Tullow Oil PLC	40,659	632,208

Unilever PLC	6,914	299,213

Vedanta Resources PLC	907	17,033

Vesuvius PLC	33,100	178,927

Vodafone Group PLC	385,327	1,174,350

Vodafone Group PLC ADR	34,031	1,041,008

Weir Group PLC	1,346	46,081

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    45

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Whitbread PLC	1,014	$40,244

WM Morrison Supermarkets PLC	167,375	759,437

WPP PLC	75,266	1,243,969

Xstrata PLC*	120,195	1,798,902

TOTAL UNITED KINGDOM		$65,275,962

UNITED STATES – 0.4%

Boart Longyear Ltd.	48,400	47,918

Brookfield Property Partners LP*	146	3,177

Freeport-McMoRan Copper & Gold, Inc.	64,199	1,953,576

Transocean Ltd.*	654	33,661

TOTAL UNITED STATES		$2,038,332

TOTAL COMMON STOCKS (COST $397,062,102)		$449,126,974

INVESTMENT COMPANIES – 7.4%

Dragon Capital - Vietnam Enterprise
Investments Ltd.*	101,745	223,839

iShares MSCI Emerging Markets Minimum Volatility Index Fund	273,600	17,119,152

Vanguard FTSE Emerging Markets ETF	95,800	4,192,208

Vanguard MSCI EAFE ETF	441,000	16,903,530

TOTAL INVESTMENT COMPANIES (COST $35,680,969)		$38,438,729

PREFERRED STOCKS – 1.9%

BRAZIL – 1.7%

AES Tiete SA	3,080	31,219

Alpargatas SA	10,670	71,089

Banco Bradesco SA	147,712	2,427,475

Banco do Estado do Rio Grande do Sul	22,600	190,221

Banco Industrial e Comercial SA	39,700	112,110

Bradespar SA	1,900	24,102

Braskem SA	3,300	28,683

Centrais Eletricas Brasileiras SA, Series B	13,600	70,626

Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,423	78,136

Cia de Bebidas das Americas	11,735	490,926

Cia Energetica de Minas Gerais	12,710	161,801

Cia Energetica de Sao Paulo	40,700	430,241

Cia Paranaense de Energia	15,400	273,709

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,760	23,665

Gerdau SA	9,900	77,438

Itau Unibanco Holding SA	24,900	417,665

Itau Unibanco Holding SA ADR	92,731	1,560,663

Itausa - Investimentos Itau SA	36,816	182,171

Klabin SA	8,600	57,555

Lojas Americanas SA	11,322	98,804

Marcopolo SA	16,900	112,427

Description	Number of Shares	Value

Metalurgica Gerdau SA	3,500	$34,829

Oi SA	17,000	41,634

Petroleo Brasileiro SA	104,759	1,045,626

Telefonica Brasil SA	6,910	183,461

Usinas Siderurgicas de Minas Gerais SA*	4,300	21,277

Vale SA	33,841	549,541

TOTAL BRAZIL		$8,797,094

CHILE – 0.1%

Embotelladora Andina SA	10,300	69,986

Sociedad Quimica y Minera de Chile SA	3,740	185,193

TOTAL CHILE		$255,179

COLOMBIA – 0.0%**

Grupo Argos SA	2,418	26,683

Grupo Aval Acciones y Valores	121,300	85,072

TOTAL COLOMBIA		$111,755

CROATIA – 0.0%**

Adris Grupa DD	579	29,801

GERMANY – 0.1%

Bayerische Motoren Werke AG	1,210	84,105

Henkel AG & Co. KGaA	1,401	132,105

Porsche Automobil Holding SE	1,198	93,858

ProSiebenSat.1 Media AG	1,194	45,727

RWE AG	1,495	50,845

Volkswagen AG	901	182,613

TOTAL GERMANY		$589,253

NIGERIA – 0.0%**

Ecobank Transitional, Inc.*	7,768	—

PHILIPPINES – 0.0%**

Ayala Land Voting*,††	178,200	433

RUSSIA – 0.0%**

Surgutneftegas OAO ADR	17,100	117,990

UNITED KINGDOM – 0.0%**

Rolls-Royce Holdings PLC*	23,571,996	36,615

TOTAL PREFERRED STOCKS (COST $9,198,997)		$9,938,120

MONEY MARKET FUND – 1.2%

Dreyfus Cash Management Fund, Institutional Shares, 0.05%^	6,331,346	6,331,346

TOTAL MONEY MARKET FUND (COST $6,331,346)		$6,331,346

ANNUAL REPORT / April 30, 2013

46    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

RIGHTS – 0.0%**

BRAZIL – 0.0%**

Cia Brasileira de Distribuicao Grupo Pao de
Acucar, Expire 05/24/2013*	1	$3

LUXEMBOURG – 0.0%**

HAGL JSC, Expire 05/22/2013*	49,507	5,957

NETHERLANDS – 0.0%**

Koninklijke KPN NV, Expire 05/14/2013#, *	40,112	53,882

POLAND – 0.0%**

Polimex-Mostostal SA, Expire 12/31/2049 at $0.52*	47,700	—

SPAIN – 0.0%**

Banco Santander SA, Expire 05/13/2013*	4	1

THAILAND – 0.0%**

Tisco Financial Group PCL, Expire 06/25/2013*,††	5,960	6,295

TOTAL RIGHTS (COST $122,016)		$66,138

CALL WARRANTS – 1.6%

Citigroup Global Markets -

Agility, Expire 3/17/2014	45,000	106,125

Al-Qurain Petrochemicals Co., Expire 11/2/2013	40,000	29,567

Boubyan Petrochemicals, Expire 10/4/2013	60,000	137,276

Boubyan Petrochemicals, Expire 10/4/2013	49,000	110,384

Commercial Bank of Kuwait, Expire 2/25/2014*	29,000	71,454

Gulf Bank, Expire 10/4/2013	40,000	55,614

Gulf Cable and Electrical Industries Co., Expire 11/4/2013	20,000	73,214

Kuwait Finance House, Expire 1/14/2014	53,200	149,806

Kuwait Food Co., Expire 11/15/2013	9,600	64,879

Kuwait Real Estate Co., Expire 11/15/2013*	120,000	29,145

Mebanee, Expire 7/27/2014	26,300	109,236

Mena Holdings, Expire 11/15/2013*	35,000	—

Mobile Telecommunications Co., Expire 9/20/2013	110,800	292,503

National Industries Group Holdings, Expire 1/14/2014*	148,000	129,194

National Investment Co., Expire 10/4/2013	30,000	17,951

National Real Estate Bank for Development, Expire 11/4/2013	93,600	309,694

National Real Estate Bank for Development, Expire 3/28/2018*	40,000	23,654

Sultan, Expire 3/11/2014*	100,000	41,535

JPMorgan Chase Bank NA -

FPT Corp., Expire 1/13/2015•,Ω	24,950	44,411

HAGL JSC, Expire 3/3/2015	49,507	53,468

Hoa Phat Group JSC, Expire 3/3/2015	34,404	45,069

Description	Number of Shares	Value

Kinh Do Corp., Expire 12/8/2014•,Ω	26,040	$58,590

Masan Group Corp., Expire 7/7/2016	27,330	142,116

PetroVietnam Drilling & Well Services JSC, Expire 12/15/2014•,Ω	32,300	61,693

PetroVietnam Fertilizer & Chemicals JSC, Expire 12/9/2014•,Ω	24,830	49,908

Pha Lai Thermal Power JSC, Expire 1/13/2015•,Ω	58,600	57,428

Saudi Pharmaceutical Industries Ltd., Expire 9/24/2015	2,270	26,693

Vietnam Joint Stock Commercial Bank for Industry and Trade, Expire 10/27/2016	150,727	132,640

Vingroup JSC, Expire 12/16/2014•,Ω	51,538	152,552

Merrill Lynch International & Co. -

ABB Ltd., Expire 6/5/2017	2,560	24,775

Adani Ports and Special Economic Zone, Expire 12/17/2014	21,000	56,559

Aditya Birla Nuvo Ltd., Expire 6/11/2015•,Ω	1,600	31,149

Ambuja Cements Ltd., Expire 6/11/2015•,Ω	17,000	58,886

Axis Bank Ltd., Expire 3/16/2015•,Ω	5,660	156,921

Bharat Heavy Electricals Ltd., Expire 8/17/2015	16,020	57,337

Bharti Airtel Ltd., Expire 2/8/2016	60,726	359,419

Burgan Bank, Expire 3/30/2016	30,000	62,302

Cairn India Ltd., Expire 11/14/2016	8,870	51,371

Cipla Ltd., Expire 9/9/2015	11,100	83,536

Coal India Ltd., Expire 11/2/2015	14,980	88,786

Colgate-Palmolive India Ltd., Expire 8/10/2017	2,500	68,306

Container Corp. of India, Expire 2/2/2015•,Ω	2,500	52,224

DLF Ltd., Expire 2/1/2016	11,800	52,158

Dr Reddy’s Laboratories Ltd., Expire 12/17/2015	2,700	101,683

Essar Oil Ltd., Expire 3/27/2017	44,290	62,830

Grasim Industries Ltd., Expire 4/18/2016	300	16,327

HCL Technologies Ltd., Expire 8/17/2015	5,500	73,674

HDFC Bank Ltd., Expire 5/26/2015•,Ω	22,505	285,120

Hero Motocorp Ltd., Expire 4/18/2016	2,200	67,177

Hindustan Unilever Ltd., Expire 12/14/2015	20,000	216,804

Housing Development Finance Corp., Expire 8/19/2015	26,270	413,453

Idea Cellular Ltd., Expire 2/14/2017	47,390	116,684

Indian Oil Corp. Ltd., Expire 7/29/2016	17,400	96,734

Infrastructure Development Finance Co. Ltd., Expire 7/29/2015	32,000	90,880

ITC Ltd., Expire 8/4/2015	41,360	252,552

Jaiprakash Associates Ltd., Expire 6/15/2015•,Ω	50,500	70,564

Jindal Steel & Power Ltd., Expire 10/8/2015	9,510	53,744

Kotak Mahindra Bank Ltd., Expire 3/27/2017	7,400	97,160

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    47

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Larsen & Toubro Ltd., Expire 5/18/2015•,Ω	1,200	$33,704

Larsen & Toubro Ltd., Expire 6/10/2014	3,690	103,612

Mahindra & Mahindra Ltd., Expire 12/10/2015	7,700	132,124

Maruti Suzuki India Ltd., Expire 11/30/2015	3,080	95,486

Nestle India Ltd., Expire 9/17/2015	1,500	138,729

NTPC Ltd., Expire 10/6/2014•,Ω	54,303	158,711

Oil & Natural Gas Corp. Ltd., Expire 2/28/2016	38,498	233,540

Piramal Enterprises Ltd., Expire 1/19/2018	4,505	46,932

Power Grid Corp. of India Ltd., Expire 3/27/2017	51,990	108,316

Punj Lloyd Ltd., Expire 3/27/2017	44,190	44,146

Ranbaxy Laboratories Ltd., Expire 10/26/2015	5,000	41,960

Reliance Capital Ltd., Expire 8/30/2016	7,700	50,450

Reliance Communications Ltd., Expire 12/28/2015	30,229	54,445

Reliance Infrastructure Ltd., Expire 2/11/16	9,200	64,086

Reliance Power Ltd., Expire 3/27/2017	23,200	30,738

Sesa Goa Ltd., Expire 12/4/2014	20,500	60,428

Steel Authority of India Ltd., Expire 3/25/2014•,Ω	32,680	37,409

Sterlite Industries India Ltd., Expire 6/24/2015	18,000	31,986

Sun Pharmaceutical Industries Ltd., Expire 2/2/2015•,Ω	12,000	211,914

Suzlon Energy Ltd., Expire 8/15/2015	163,300	44,124

Tata Consultancy Services Ltd., Expire 12/14/2015•,Ω	5,840	149,473

Tata Consultancy Services Ltd., Expire 8/6/2014	5,840	149,473

Tata Power Co. Ltd., Expire 9/17/2015	51,800	91,085

Tata Steel Ltd., Expire 12/23/2014•,Ω	4,750	26,703

Ultratech Cement Ltd., Expire 6/10/2014	3,571	126,041

Unitech Ltd., Expire 7/7/2015•,Ω	46,200	23,118

United Spirits Ltd., Expire 1/13/2016	2,200	90,376

WCT Bhd -

WCT Bhd, Strike Price: 2.25 MYR, Expire 12/06/2017	7,093	804

TOTAL CALL WARRANTS (COST $7,924,407)		$8,174,827

CERTIFICATES – 0.2%

HSBC Bank PLC -

Al Rajhi Bank, Expire 2/16/2015	4,800	84,473

Alinma Bank, Expire 2/23/2015	10,150	35,996

Almarai Co. Ltd., Expire 11/24/2014	2,782	48,217

Arab National Bank, Expire 5/11/2015	7,523	55,766

Banque Saudi Fransi, Expire 2/23/2015	4,125	32,777

Etihad Etisalat Co., Expire 12/5/2014	5,170	110,285

Jarir Marketing Co., Expire 5/4/2015	650	30,244

Description	Number of Shares	Value

National Industrialization Co., Expire 5/4/2015	8,502	$59,169

Samba Financial, Expire 2/10/2015	1,750	21,232

Saudi Arabian Fertilizer Co., Expire 5/11/2015	1,466	58,733

Saudi Basic Industries Corp., Expire 2/23/2015	3,800	91,953

Saudi Cement Co., Expire 8/10/2015	1,900	50,156

Saudi Electricity Co., Expire 3/27/2015	5,670	19,579

Saudi Industrial Investment Group, Expire 3/27/2015	5,750	34,957

Saudi Kayan Petrochemical Co., Expire 3/27/2015	5,500	16,572

Saudi Telecom Co., Expire 5/11/2015	3,600	37,341

Savola, Expire 2/2/2015	5,800	74,079

TOTAL CERTIFICATES (COST $858,382)		$861,529

REAL ESTATE INVESTMENT TRUSTS – 0.6%

AUSTRALIA – 0.1%

CFS Retail Property Trust Group	9,654	22,018

Federation Centres	15,794	42,571

Shopping Centres Australasia Property Group*	2,111	3,545

Stockland	25,350	101,705

Westfield Group	4,442	53,648

TOTAL AUSTRALIA		$223,487

CANADA – 0.0%**

H&R Real Estate Investment Trust	1,200	29,480

FRANCE – 0.5%

Unibail-Rodamco SE	10,437	2,728,385

HONG KONG – 0.0%**

Link REIT	17,500	99,112

NETHERLANDS – 0.0%**

Corio NV	1,053	48,793

NIGERIA – 0.0%**

Afriland Properties PLC*	24,606	—

SINGAPORE – 0.0%**

Keppel REIT	16,780	20,571

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $2,604,906)		$3,149,828

ANNUAL REPORT / April 30, 2013

48    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Par Value	Value

CORPORATE BOND – 0.0%**

FINANCIALS – 0.0%**

BankMuscat SAOG,
4.50%, 3/20/16	$14,611	$4,212

TOTAL CORPORATE BOND (COST $4,175)		$4,212

TOTAL INVESTMENTS IN SECURITIES – 99.4% (COST $459,787,300)		$516,091,703

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.3%

REPURCHASE AGREEMENTS – 1.3%

Deutsche Bank Securities, Inc., 0.17%, dated 04/30/13, due 05/01/13, repurchase price $1,617,827, collateralized by U.S. Government Securities 2.13% to 7.50%, maturing 12/01/16 to 04/01/48; total market value of $ 1,650,175.	1,617,819	1,617,819

HSBC Securities USA, Inc., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $1,617,826, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 07/15/13 to 03/17/31; total market value of $ 1,650,176.	1,617,819	1,617,819

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $340,578, collateralized by U.S. Treasury Securities 0.25% to 2.75%, maturing 10/15/15 to 08/15/42; total market value of $ 347,389.	340,577	340,577

Description	Par Value	Value

Mizuho Securities USA, Inc., 0.20%, dated 04/30/13, due 05/01/13, repurchase price $1,617,828, collateralized by U.S. Government Securities 2.08% to 7.00%, maturing 01/01/22 to 04/15/52; total market value of $ 1,650,175.	$1,617,819	$1,617,819

RBC Capital Markets LLC, 0.17%, dated 04/30/13, due 05/01/13, repurchase price $1,617,827, collateralized by U.S. Government Securities 1.97% to 4.50%, maturing 08/01/24 to 12/15/44; total market value of $ 1,650,175.	1,617,819	1,617,819

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $6,811,853)		$6,811,853

TOTAL INVESTMENTS – 100.7%
(COST $466,599,153)		$522,903,556

COLLATERAL FOR SECURITIES ON LOAN – (1.3%)		(6,811,853)

OTHER ASSETS LESS LIABILITIES – 0.6%		3,097,970

TOTAL NET ASSETS – 100.0%		$ 519,189,673

Cost of investments for Federal income tax purposes is $475,391,042. The net unrealized appreciation/(depreciation) of investments was $47,512,514. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $81,555,312 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,042,798.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    49

Wilmington Multi-Manager International Fund (continued)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3		Total
Assets

Investments in Securities

Common Stocks	$449,126,974	$—	$—		$449,126,974

Investment Companies	38,214,890	223,839	—		38,438,729

Preferred Stocks	9,901,072	37,048	—	(a)	9,938,120

Money Market Fund	6,331,346	—	—		6,331,346

Rights	53,886	12,252	—		66,138

Call Warrants	8,174,023	804	—		8,174,827

Certificates	861,529	—	—		861,529

Real Estate Investment Trusts	3,149,828	—	—		3,149,828

Corporate Bond	—	4,212	—		4,212

Repurchase Agreements	—	6,811,853	—		6,811,853

Total Investments	$515,813,548	$7,090,008	$—		$522,903,556

Other Financial Instruments^

Forward Foreign Currency Contracts	—	212	—		212

Total Assets	$515,813,548	$7,090,220	$—		$522,903,768

Liabilities

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$(5,105)	$—		$(5,105)

Total Liabilities	$—	$(5,105)	$—		$(5,105)

(a) At April 30, 2013, the Fund held a security that was valued at $0 and classified as Level 3. Beginning and ending Level 3 balances were zero and there was no activity during the period.

^Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

	Fair Value at April 30, 2013	Valuation Technique	Unobservable Input	Value of Unobservable Input
Investments in Securities:

Preferred Stocks	$—	Discounted cash flow	Estimated liquidation value	$—

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock is estimated liquidation value. Significant increases in estimated liquidation value in isolation would result in a similar significant increase in fair value measurement.

ANNUAL REPORT / April 30, 2013

50    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (concluded)

At April 30, 2013, the Wilmington Multi-Manager International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/3/2013	Bank of New York	40,500 Euro	$53,286	$ 53,336	$ 50
5/3/2013	Bank of New York	22,000 Euro	28,811	28,973	162
CONTRACTS SOLD
5/1/2013	Bank of New York	18,305,769 Japanese Yen	184,089	187,780	(3,691)
5/1/2013	Bank of New York	19,245 Pound Sterling	29,791	29,894	(103)
5/1/2013	Bank of New York	15,414 Japanese Yen	155	158	(3)
5/2/2013	Bank of New York	29,130 Pound Sterling	45,163	45,249	(86)
5/2/2013	Bank of New York	11,909 Euro	15,451	15,683	(232)
5/2/2013	Bank of New York	10,073 Euro	13,069	13,265	(196)
5/2/2013	Bank of New York	4,956 Euro	6,431	6,527	(96)
5/2/2013	Bank of New York	610 Euro	791	803	(12)
5/2/2013	Bank of New York	172 Euro	223	227	(4)
5/3/2013	Bank of New York	33,283 Swiss Franc	35,370	35,796	(426)
5/3/2013	Bank of New York	27,000 Pound Sterling	41,936	41,940	(4)
5/3/2013	Bank of New York	9,633 Swiss Franc	10,237	10,360	(123)
5/3/2013	Bank of New York	4,001 Swiss Franc	4,252	4,304	(52)
5/3/2013	Bank of New York	3,882 Euro	5,070	5,112	(42)
5/3/2013	Bank of New York	2,552 Swiss Franc	2,711	2,744	(33)
5/3/2013	Bank of New York	293 Pound Sterling	454	456	(2)
NET UNREALIZED APPRECIATION
(DEPRECIATION) ON FORWARD FOREIGN
CURRENCY CONTRACTS					$(4,893)
At April 30, 2013, the Wilmington Multi-Manager International Fund had the following outstanding foreign exchange contracts:

Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD
5/1/2013	Bank of New York	2,008 Canadian Dollar	$1,978	$1,993	$(15)
5/1/2013	Bank of New York	495 Canadian Dollar	488	491	(3)
5/1/2013	Bank of New York	108 Canadian Dollar	106	107	(1)
5/1/2013	Bank of New York	48 Canadian Dollar	47	47	—
5/1/2013	Bank of New York	10 Canadian Dollar	10	10	—
5/1/2013	Bank of New York	3 Canadian Dollar	3	3	—
5/2/2013	Bank of New York	866 Canadian Dollar	856	860	(4)
5/2/2013	Bank of New York	125 Canadian Dollar	123	124	(1)
NET UNREALIZED APPRECIATION
(DEPRECIATION) ON FOREIGN EXCHANGE
CONTRACTS					$(24)

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

    51

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Rock Maple Alternatives Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Common Stocks	40.8%
Corporate Bonds	16.2%
Investment Companies	13.0%
U.S. Government Obligations	2.4%
Purchased Options	0.0%[3]
Cash Equivalents[1]	30.2%
Securities Sold Short	(16.3)%
Written Options	(0.2)%
Other Assets and Liabilities – Net[2]	13.9%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

COMMON STOCKS – 40.8%

AEROSPACE & DEFENSE – 1.7%

Chemring Group PLC	22,750	$95,803

Lockheed Martin Corp.Ö	7,063	699,873

TOTAL AEROSPACE & DEFENSE		$795,676

BIOTECHNOLOGY – 0.4%

QLT, Inc.*,Ö	25,119	201,706

BUILDING PRODUCTS – 0.1%

Masonite Worldwide Holdings, Inc.*	620	28,830

COMMERCIAL SERVICES & SUPPLIES – 0.5%

ADT Corp.Ö	4,940	215,582

COMPUTERS & PERIPHERALS – 0.2%

Apple, Inc.	238	105,374

CONSTRUCTION & ENGINEERING – 0.5%

Primoris Services Corp.Ö	11,354	250,242

CONTAINERS & PACKAGING – 0.5%

Sealed Air Corp.Ö	10,980	242,878

DIVERSIFIED CONSUMER SERVICES – 0.8%

JTH Holding, Inc.*,Ö	20,551	355,738

Description	Number of Shares	Value

LifeLock, Inc.*	1,945	$17,505

TOTAL DIVERSIFIED CONSUMER SERVICES		$373,243

DIVERSIFIED FINANCIAL SERVICES – 1.6%

Citigroup, Inc.	1,282	59,818

JPMorgan Chase & Co.Ö	13,752	673,986

TOTAL DIVERSIFIED FINANCIAL SERVICES		$733,804

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS – 0.7%

GSI Group, Inc.*,Ö	17,866	152,576

Rogers Corp.*,Ö	4,180	178,235

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$330,811

ENERGY EQUIPMENT & SERVICES – 1.3%

Baker Hughes, Inc.	351	15,932

Petroleum Geo-Services ASA	19,746	289,008

Technip SAÖ	2,795	299,991

TOTAL ENERGY EQUIPMENT & SERVICES		$604,931

FOOD PRODUCTS – 1.6%

Austevoll Seafood ASAÖ	45,780	302,474

ANNUAL REPORT / April 30, 2013

52    PORTFOLIOS OF INVESTMENTS

Wilmington Rock Maple Alternatives Fund (continued)

Description	Number of Shares	Value

Marine Harvest ASA*,Ö	450,192	$468,421

TOTAL FOOD PRODUCTS		$770,895

HOTELS, RESTAURANTS & LEISURE – 2.5%

Fiesta Restaurant Group, Inc.*,Ö	2,389	65,124

International Game Technology	2,933	49,714

Las Vegas Sands Corp.Ö	6,461	363,431

Starwood Hotels & Resorts Worldwide, Inc.Ö	10,576	682,364

TOTAL HOTELS, RESTAURANTS & LEISURE		$1,160,633

HOUSEHOLD DURABLES – 0.7%

Brookfield Residential Properties, Inc.*,Ö	8,420	201,154

Lennar Corp.	1,296	53,421

PulteGroup, Inc.*	1,943	40,784

Standard Pacific Corp.*	5,445	49,277

TOTAL HOUSEHOLD DURABLES		$344,636

INSURANCE – 2.0%

American International Group, Inc.*	864	35,787

Berkshire Hathaway, Inc.*,Ö	944	100,366

Delta Lloyd NVÖ	17,217	329,906

XL Group PLCÖ	15,666	487,839

TOTAL INSURANCE		$953,898

INTERNET & CATALOG RETAIL – 0.5%

Liberty Ventures*,Ö	3,065	225,186

INTERNET SOFTWARE & SERVICES – 0.8%

IntraLinks Holdings, Inc.*,Ö	56,243	321,710

Yandex NV*	2,585	66,538

TOTAL INTERNET SOFTWARE & SERVICES		$388,248

IT SERVICES – 2.6%

Blackhawk Network Holdings, Inc.*	500	11,970

InterXion Holding NVÖ	21,532	538,946

Mastercard, Inc.Ö	650	359,404

Vantiv, Inc.*	1,393	31,384

Visa, Inc.Ö	1,718	289,414

TOTAL IT SERVICES		$1,231,118

MACHINERY – 0.5%

Luxfer Holdings PLC ADRÖ	14,467	255,921

MEDIA – 5.8%

Antena 3 de Television SAÖ	79,890	486,076

Kabel Deutschland Holding AGÖ	6,024	572,547

Liberty Global, Inc.*,Ö	5,575	377,149

Liberty Media Corp.*,Ö	3,100	356,128

Viacom, Inc.	7,230	462,648

Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SAÖ	103,092	462,966

TOTAL MEDIA		$2,717,514

Description	Number of Shares	Value

METALS & MINING – 1.1%

Barrick Gold Corp.Ö	25,898	$510,450

MULTILINE RETAIL – 0.7%

Bon-Ton Stores, Inc.	1,099	16,859

Saks, Inc.*,Ö	25,959	299,826

TOTAL MULTILINE RETAIL		$316,685

OIL, GAS & CONSUMABLE FUELS – 4.0%

Det Norske Oljeselskap ASA*,Ö	29,078	412,230

Lundin Petroleum AB*,Ö	16,769	401,563

Southwestern Energy Co.*	12,382	463,334

Talisman Energy, Inc.Ö	41,095	488,620

Valero Energy Corp.	2,690	108,461

TOTAL OIL, GAS & CONSUMABLE FUELS		$1,874,208

PHARMACEUTICALS – 0.7%

Pain Therapeutics, Inc.	75,722	311,975

REAL ESTATE INVESTMENT TRUSTS – 4.7%

Apollo Commercial Real Estate Finance, Inc.Ö	36,365	645,115

Chimera Investment Corp.Ö	160,868	530,864

MFA Financial, Inc.Ö	69,220	641,669

Spirit Realty Capital, Inc.Ö	19,100	411,223

TOTAL REAL ESTATE INVESTMENT TRUSTS		$2,228,871

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%

Forestar Group, Inc.*	2,748	59,192

Howard Hughes Corp.*	638	60,214

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$119,406

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%

EZchip Semiconductor Ltd.*	6,636	151,367

SOFTWARE – 2.2%

Playtech PLCÖ	67,039	638,348

Verint Systems, Inc.*,Ö	11,910	393,506

TOTAL SOFTWARE		$1,031,854

SPECIALTY RETAIL – 0.6%

L Brands, Inc.*	648	32,666

Wet Seal, Inc.*,Ö	73,600	239,936

TOTAL SPECIALTY RETAIL		$272,602

TEXTILES, APPAREL & LUXURY GOODS – 0.2%

Fifth & Pacific Cos., Inc.*	5,064	104,420

THRIFTS & MORTGAGE FINANCE – 0.2%

HomeStreet, Inc.Ö	3,875	83,310

TRADING COMPANIES & DISTRIBUTORS – 0.0%**

United Rentals, Inc.*	324	17,046

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    53

Wilmington Rock Maple Alternatives Fund (continued)

Description	Number of Shares	Value

TRANSPORTATION INFRASTRUCTURE – 0.5%

Macquarie Infrastructure Co. LLCÖ	4,370	$254,684

TOTAL COMMON STOCKS (COST $16,725,595)		$19,208,004

INVESTMENT COMPANIES – 13.0%

ALTERNATIVE INVESTMENT FUND – 4.2%

Arbitrage Fund	157,241	1,996,957

EQUITY FUNDS – 8.8%

Professionally Managed Portfolios - The Osterweis Strategic Income Fund	345,436	4,138,322

TOTAL INVESTMENT COMPANIES (COST $6,068,541)		$6,135,279

	Par Value

CORPORATE BONDS – 16.2%

AGRICULTURE – 1.1%

Alliance One International, Inc.,
Sr. Unsecured, 10.00%, 7/15/16	$500,000	533,125

DIVERSIFIED FINANCIAL SERVICES – 0.8%

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsecured, 7.38%, 4/01/20•,Ω	340,000	355,300

ENTERTAINMENT – 2.0%

Greektown Superholdings, Inc.,
Secured, 13.00%, 7/01/15	450,000	486,000

Yonkers Racing Corp.,
Secured, 11.38%, 7/15/16•,Ω	425,000	457,937

TOTAL ENTERTAINMENT		$943,937

ENVIORNMENTAL CONTROL – 1.1%

ADS Waste Holdings, Inc.,
Sr. Unsecured, 8.25%, 10/01/20•,Ω	475,000	518,937

FOOD – 1.1%

Michael Foods Holding, Inc.,
Sr. Unsecured, 8.50%, 7/15/18•,Ω	470,000	497,612

LODGING – 1.2%

CityCenter Holdings LLC / CityCenter Finance Corp.,
Sr. Secured, 7.63%, 1/15/16	500,000	541,250

OFFICE/BUSINESS EQUIPMENT – 0.9%

CDW LLC / CDW Finance Corp.,
Company Guaranteed, 12.54%, 10/12/17	413,000	446,040

RETAIL – 4.5%

Burlington Holdings LLC/Burlington Holding Finance Inc.,
Sr. Unsecured, 9.00%, 2/15/18•,Ω	500,000	521,250

Dave & Buster’s, Inc.,
Company Guaranteed, 11.00%, 6/01/18	500,000	567,500

Rite Aid Corp.,
Company Guaranteed, 9.50%, 6/15/17	500,000	521,250

Description	Par Value	Value

Wok Acquisition Corp.,
Company Guaranteed, 10.25%, 6/30/20•,Ω	$475,000	$523,687

TOTAL RETAIL		$2,133,687

SOFTWARE – 1.1%

First Data Corp.,
Company Guaranteed, 11.25%, 3/31/16	500,000	511,250

TELECOMMUNICATIONS – 2.4%

Intelsat Luxembourg SA,
Company Guaranteed, 11.25%, 2/04/17	348,000	371,057

Level 3 Financing, Inc.,
Company Guaranteed, 10.00%, 2/01/18	500,000	553,125

Wind Acquisition Finance SA,
Sr. Secured, 7.25%, 2/15/18•,Ω	215,000	227,900

TOTAL TELECOMMUNICATIONS		$1,152,082

TOTAL CORPORATE BONDS (COST $7,481,179)		$7,633,220

U.S. GOVERNMENT OBLIGATIONS – 2.4%

U.S. TREASURY BILL – 0.2%

0.17%, 5/02/13Ö	100,000	99,999

U.S. TREASURY NOTES – 2.2%

0.25%, 1/31/14Ö	750,000	750,732

0.25%, 3/31/14Ö	250,000	250,245

TOTAL U.S. TREASURY NOTES		$1,000,977

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,100,697)		$1,100,976

	Number of Shares

MONEY MARKET FUND – 30.2%

Dreyfus Cash Management Fund,
Institutional Shares, 0.05%^	14,192,620	14,192,620

TOTAL MONEY MARKET FUND (COST $14,192,620)		$14,192,620

	Contracts

PURCHASED OPTIONS – 0.0%**

CALL OPTIONS – 0.0%**

Apple, Inc., Strike Price $440.00, Expiring 5/03/2013	1	625

S&P 500 Index, Strike Price $1,655.00, Expiring 5/03/2013	6	1

S&P 500 Index, Strike Price $1,660.00, Expiring 5/15/2013	6	216

S&P 500 Index, Strike Price $1,660.00, Expiring 5/18/2013	6	312

S&P 500 Index, Strike Price $1,665.00, Expiring 5/01/2013	7	—

ANNUAL REPORT / April 30, 2013

54    PORTFOLIOS OF INVESTMENTS

Wilmington Rock Maple Alternatives Fund (continued)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,670.00,
Expiring 5/06/2013	6	$8

S&P 500 Index, Strike Price $1,670.00,
Expiring 5/13/2013	6	101

S&P 500 Index, Strike Price $1,670.00,
Expiring 5/20/2013	6	211

S&P 500 Index, Strike Price $1,685.00,
Expiring 5/22/2013	7	152

S&P 500 Index, Strike Price $1,685.00,
Expiring 5/24/2013	6	210

S&P 500 Index, Strike Price $1,694.00,
Expiring 5/08/2013	7	6

S&P 500 Index, Strike Price $1,700.00,
Expiring 5/10/2013	6	60

S&P 500 Index, Strike Price $1,702.00,
Expiring 5/28/2013	6	104

Technology Select Sector SPDR, Strike Price $31.00, Expiring 6/22/2013	55	2,585

TOTAL CALL OPTIONS		$4,591

PUT OPTIONS – 0.0%**

Russell 2000 Index, Strike Price $900.00,
Expiring 5/18/2013	7	2,065

S&P 500 Index, Strike Price $1,390.00,
Expiring 5/15/2013	6	117

S&P 500 Index, Strike Price $1,395.00,
Expiring 5/03/2013	6	—

S&P 500 Index, Strike Price $1,395.00,
Expiring 5/18/2013	6	150

S&P 500 Index, Strike Price $1,415.00,
Expiring 5/01/2013	7	—

S&P 500 Index, Strike Price $1,415.00,
Expiring 5/20/2013	6	303

S&P 500 Index, Strike Price $1,419.00,
Expiring 5/06/2013	6	13

S&P 500 Index, Strike Price $1,420.00,
Expiring 5/13/2013	6	147

S&P 500 Index, Strike Price $1,425.00,
Expiring 5/22/2013	7	488

S&P 500 Index, Strike Price $1,430.00,
Expiring 5/24/2013	6	540

S&P 500 Index, Strike Price $1,440.00,
Expiring 5/10/2013	6	150

S&P 500 Index, Strike Price $1,445.00,
Expiring 5/28/2013	6	878

S&P 500 Index, Strike Price $1,451.00,
Expiring 5/08/2013	7	117

TOTAL PUT OPTIONS		$4,968

TOTAL PURCHASED OPTIONS (COST $19,166)		$9,559

TOTAL INVESTMENTS IN SECURITIES – 102.6% (COST $45,587,798)		$48,279,658

Description	Number of Shares	Value

SECURITIES SOLD SHORT – (16.3%)

COMMON STOCKS – (0.1%)

DIVERSIFIED FINANCIAL SERVICES – 0.0%**

CME Group, Inc.	(159)	$(9,677)

LEISURE EQUIPMENT & PRODUCTS – 0.0%**

Sturm Ruger & Co, Inc.	(432)	(22,148)

SPECIALTY RETAIL – (0.1%)

Best Buy Co, Inc.	(1,188)	(30,876)

TOTAL COMMON STOCKS		$(62,701)

INVESTMENT COMPANIES – (16.2%)

EQUITY FUNDS – (16.2%)

Consumer Discretionary Select Sector SPDR Fund	(4,600)	(251,206)

Consumer Staples Select Sector SPDR Fund	(3,100)	(126,914)

Health Care Select Sector SPDR Fund	(4,600)	(217,718)

Industrial Select Sector SPDR Fund	(4,740)	(196,473)

iShares Core S&P 500 ETF	(6,155)	(987,016)

iShares Dow Jones US Real Estate Index Fund	(11,102)	(815,553)

iShares MSCI United Kingdom Index Fund	(17,420)	(327,322)

iShares Russell 2000 Value Index Fund	(2,280)	(191,155)

Materials Select Sector SPDR Fund	(27,884)	(1,102,812)

ProShares Ultra S&P 500	(1,295)	(98,161)

SPDR S&P 500 ETF Trust, Series T	(4,282)	(683,750)

Technology Select Sector SPDR Fund	(8,810)	(271,436)

Vanguard FTSE Europe ETF	(45,831)	(2,353,880)

TOTAL EQUITY FUNDS		$(7,623,396)

TOTAL INVESTMENT COMPANIES		$(7,623,396)

TOTAL SECURITIES SOLD SHORT
(PROCEEDS $7,091,030)		$(7,686,097)

	Contracts

WRITTEN OPTIONS – (0.2%)

CALL OPTIONS – (0.2%)

S&P 500 Index, Strike Price $1,490.00,
Expiring 5/01/2013	(7)	$—

S&P 500 Index, Strike Price $1,580.00,
Expiring 5/03/2013	(6)	(11,125)

S&P 500 Index, Strike Price $1,585.00,
Expiring 5/15/2013	(6)	(12,414)

S&P 500 Index, Strike Price $1,585.00,
Expiring 5/18/2013	(6)	(12,990)

S&P 500 Index, Strike Price $1,590.00,
Expiring 5/01/2013	(7)	(5,895)

S&P 500 Index, Strike Price $1,592.00,
Expiring 5/06/2013	(6)	(7,104)

S&P 500 Index, Strike Price $1,595.00,
Expiring 5/13/2013	(6)	(8,173)

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    55

Wilmington Rock Maple Alternatives Fund (continued)

Description	Contracts	Value

S&P 500 Index, Strike Price $ 1,595.00,
Expiring 5/20/2013	(6)	$(9,908)

S&P 500 Index, Strike Price $ 1,610.00,
Expiring 5/22/2013	(7)	(6,799)

S&P 500 Index, Strike Price $ 1,610.00,
Expiring 5/24/2013	(6)	(6,180)

S&P 500 Index, Strike Price $ 1,615.00,
Expiring 5/08/2013	(7)	(1,906)

S&P 500 Index, Strike Price $ 1,620.00,
Expiring 5/10/2013	(6)	(1,560)

S&P 500 Index, Strike Price $ 1,622.00,
Expiring 5/28/2013	(6)	(4,280)

TOTAL CALL OPTIONS		$ (88,334)

PUT OPTIONS – 0.0%**

S&P 500 Index, Strike Price $ 1,465.00,
Expiring 5/13/2013	(6)	(392)

S&P 500 Index, Strike Price $ 1,470.00,
Expiring 5/03/2013	(6)	(1)

S&P 500 Index, Strike Price $ 1,470.00,
Expiring 5/18/2013	(6)	(510)

S&P 500 Index, Strike Price $ 1,490.00,
Expiring 5/20/2013	(6)	(1,041)

S&P 500 Index, Strike Price $ 1,495.00,
Expiring 5/13/2013	(6)	(562)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,497.00,
Expiring 5/06/2013	(6)	$(124)

S&P 500 Index, Strike Price $1,500.00,
Expiring 5/22/2013	(7)	(1,743)

S&P 500 Index, Strike Price $1,505.00,
Expiring 5/24/2013	(6)	(2,220)

S&P 500 Index, Strike Price $1,520.00,
Expiring 5/10/2013	(6)	(720)

S&P 500 Index, Strike Price $1,525.00,
Expiring 5/28/2013	(6)	(3,405)

S&P 500 Index, Strike Price $1,530.00,
Expiring 5/08/2013	(7)	(752)

TOTAL PUT OPTIONS		$(11,470)

TOTAL WRITTEN OPTIONS
(PREMIUMS RECEIVED $88,244)		$(99,804)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS – 86.1%		40,493,757

OTHER ASSETS LESS LIABILITIES – 13.9%		6,563,547

TOTAL NET ASSETS – 100.0%		$47,057,304

Cost of investments for Federal income tax purposes is $45,889,715. The net unrealized appreciation/(depreciation) of investments was $2,389,943. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,312,847 and net unrealized depreciation from investments for those securities having an excess of cost over value of $922,904.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2013

56    PORTFOLIOS OF INVESTMENTS

Wilmington Rock Maple Alternatives Fund (continued)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks	$19,208,004	$—	$—	$19,208,004

Investment Companies	6,135,279	—	—	6,135,279

Corporate Bonds	—	7,633,220	—	7,633,220

U.S. Government Obligations	—	1,100,976	—	1,100,976

Money Market Fund	14,192,620	—	—	14,192,620

Purchased Options	6,697	2,862	—	9,559

Total Investments	$39,542,600	$8,737,058	$—	$48,279,658

Other Financial Instruments^

Forward Foreign Currency Contracts	—	2,577	—	2,577

Total Assets	$39,542,600	$8,739,635	$—	$48,282,235

Liabilities

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$(74,519)	$—	$(74,519)

Securities Sold Short	(7,686,097)	—	—	(7,686,097)

Written Options	(24,180)	(75,624)	—	(99,804)

Total Liabilities	$(7,710,277)	$(150,143)	$—	$(7,860,420)

^

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. Securities sold short and written options are reported at their market value at period end.

At April 30, 2013, the Wilmington Rock Maple Alternatives Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)

CONTRACTS PURCHASED
5/3/2013	Bank of New York	1,734,589 Norwegian Krone	$298,501	$300,804	$2,303
5/31/2013	Bank of New York	66,000 Pound Sterling	102,501	102,500	(1)
5/31/2013	Bank of New York	58,000 Pound Sterling	89,801	90,075	274
CONTRACTS SOLD
5/2/2013	Bank of New York	62,485 Pound Sterling	96,759	97,062	(303)
5/3/2013	Bank of New York	62,560 Pound Sterling	97,175	97,178	(3)
5/31/2013	Bank of New York	6,700,000 Norwegian Krone	1,135,921	1,160,466	(24,545)
5/31/2013	Bank of New York	2,515,000 Swedish Krona	379,617	387,780	(8,163)
5/31/2013	Bank of New York	1,728,000 Norwegian Krone	296,932	299,296	(2,364)
5/31/2013	Bank of New York	1,631,000 Euro	2,123,970	2,148,386	(24,416)
5/31/2013	Bank of New York	517,000 Pound Sterling	788,994	802,915	(13,921)
5/31/2013	Bank of New York	88,000 Pound Sterling	135,863	136,666	(803)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(71,942)

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

57

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:

Foreign Government Inflation-Linked Securities	21.6%

U.S. Government Inflation-Linked Securities	11.7%

Foreign Government Securities	1.6%

Corporate Bonds	1.0%

Exchange-Traded Funds	1.0%

Corporate Notes	0.7%

U.S. Treasury	0.6%

Asset-Backed Securities	0.1%

Mortgage-Backed Securities	0.1%

Real Estate Related Securities:

Real Estate Investment Trusts	24.7%

Common Stocks	12.0%

Exchange-Traded Funds	8.0%

Commodity Related Securities:

Investment Companies	6.2%

Exchange-Traded Funds	4.1%

Structured Note	1.3%

Purchases Options	0.0%[3]

Written Options	0.0%[3]

Short-Term Investments

Cash Equivalents[1]	4.8%

Other Assets and Liabilities – Net[2]	0.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Par Value	Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 38.4%

ASSET-BACKED SECURITIES – 0.1%

DIVERSIFIED FINANCIAL SERVICES – 0.1%

Venture CDO Ltd., 0.51%, 1/20/22Δ,•,Ω	$400,000	$387,565

TOTAL ASSET-BACKED SECURITIES (COST $363,174)		$387,565

CORPORATE BONDS – 1.0%

Description	Par Value	Value

CONSUMER FINANCE – 0.2%

SLM Corp.,
Series CPI, Sr. Unsecured, 4.10%, 1/31/14	$734,000	$733,416

FINANCIALS – 0.8%

Banco Santander Brazil SA,
Sr. Unsecured, 2.38%, 3/18/14Δ,•,Ω	500,000	498,917

ANNUAL REPORT / April 30, 2013

58    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value		Value

Banque PSA Finance SA,
Sr. Unsecured, 4.00%, 7/19/13	$300,000		$397,247

Dexia Credit Local SA, Government Liquid GTD, 1.08%, 9/18/13Δ	600,000		792,955

Eksportfinans ASA,
Sr. Unsecured, 5.50%, 6/26/17	1,000,000		1,045,878

Ford Motor Credit Co., LLC,
Sr. Unsecured, 8.00%, 6/01/14	200,000		214,609

International Lease Finance Corp.,
Sr. Secured, 7.13%, 9/01/18•,Ω	100,000		119,438

Intesa Sanpaolo SpA,
Sr. Unsecured, 3.13%, 1/15/16	100,000		99,987

MAGI Funding PLC,
1.31%, 4/11/21	344,475		442,240

TOTAL FINANCIALS			$3,611,271

TOTAL CORPORATE BONDS (COST $4,333,500)			$4,344,687

CORPORATE NOTES – 0.7%

FINANCIALS – 0.7%

JPMorgan Chase & Co.,
Notes, 1.06%, 9/30/13Δ	1,500,000		1,504,674

Metropolitan Life Global Funding I,
Secured, 1.06%, 1/10/14Δ,•,Ω	1,500,000		1,503,677

TOTAL FINANCIALS			$3,008,351

TOTAL CORPORATE NOTES (COST $3,001,068)			$3,008,351

EXCHANGE-TRADED FUNDS – 1.0%

DEBT FUND – 1.0%

iShares Barclays TIPS Bond Fund	38,800		4,739,420

TOTAL EXCHANGE-TRADED FUNDS (COST $4,535,711)			$4,739,420

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 21.6%

DIVERSIFIED – 0.2%

Network Rail Infrastructure Finance PLC,
1.38%, 11/22/37	389,296	GBP	822,289

GOVERNMENT – 21.4%

Australia Government Bond,

3.00%, 9/20/25	1,100,000	AUD	1,603,842

4.00%, 8/20/20	350,000	AUD	703,492

Bonos del Banco Central de Chile en UF,
3.00%, 3/01/22	229,461,300	CLP	508,093

Brazil Notas do Tesouro Nacional Serie B,
6.00%, 5/15/17	7,419,000	BRL	9,277,678
6.00%, 8/15/24	1,640,000	BRL	2,190,758
6.00%, 5/15/35	300,000	BRL	421,475
6.00%, 5/15/45	1,508,000	BRL	2,170,987
6.00%, 8/15/50	600,000	BRL	870,627

Description	Par Value		Value

Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond,
0.75%, 4/15/18	$2,450,542	EUR	$3,519,411

Canadian Government Bond,
1.50%, 12/01/44	742,707	CAD	968,405

3.00%, 12/01/36	833,637	CAD	1,332,661

4.00%, 12/01/31	577,146	CAD	979,541

Denmark I/L Government Bond, 0.10%, 11/15/23	21,523,865	DKK	3,991,027

Deutsche Bundesrepublik Inflation Linked Bond,
0.10%, 4/15/23	1,070,000	EUR	1,532,482

1.75%, 4/15/20	852,821	EUR	1,332,443

France Government Bond OAT,

0.25%, 7/25/18	3,950,000	EUR	5,643,215

1.00%, 7/25/17	448,680	EUR	643,289

1.10%, 7/25/22	1,261,326	EUR	1,851,748

1.30%, 7/25/19	105,560	EUR	157,498

1.80%, 7/25/40	225,708	EUR	389,140

2.10%, 7/25/23	228,354	EUR	369,093

2.25%, 7/25/20	240,486	EUR	382,295

3.15%, 7/25/32	365,493	EUR	717,878

3.40%, 7/25/29	123,964	EUR	246,655

French Treasury Note BTAN,
0.45%, 7/25/16	259,790	EUR	360,161

Japanese Government CPI Linked Bond,
1.40%, 3/10/18	24,550,000	JPY	287,914

Mexican Udibonos,

3.50%, 12/14/17	33,212,266	MXN	3,066,947

4.50%, 12/18/14	12,428,810	MXN	1,087,067

New South Wales Treasury Corp.,

2.75%, 11/20/25	900,000	AUD	1,250,790

3.75%, 11/20/20	800,000	AUD	1,087,245

New Zealand Index Linked,
2.02%, 9/20/25	3,100,000	NZD	2,949,206

Poland Government Bond,
3.00%, 8/24/16	2,325,598	PLN	785,662

Sweden Government Bond,

4.29%, 12/01/15	11,400,000	SEK	2,362,496

4.29%, 12/01/28	1,500,000	SEK	425,452

5.16%, 12/01/20	8,600,000	SEK	2,224,956

Turkey Government Bond,
9.00%, 5/21/14	1,746,097	TRY	1,076,245

U.K. Gilt Inflation Linked,

0.13%, 3/22/24	2,552,800	GBP	4,533,513

0.13%, 3/22/29	938,358	GBP	1,642,395

0.13%, 3/22/44	4,104,862	GBP	7,137,934

0.38%, 3/22/62	125,959	GBP	258,845

0.50%, 3/22/50	475,592	GBP	948,332

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    59

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

0.63%, 3/22/40	$342,975GBP	$676,398

0.63%, 11/22/42	873,818GBP	1,758,178

0.75%, 3/22/34	3,197,790GBP	6,300,610

0.75%, 11/22/47	1,572,688GBP	3,343,624

1.13%, 11/22/37	183,596GBP	398,363

1.25%, 11/22/17	255,558GBP	465,918

1.25%, 11/22/27	1,211,763GBP	2,486,639

1.25%, 11/22/32	342,012GBP	730,080

1.25%, 11/22/55	386,379GBP	1,006,355

1.88%, 11/22/22	300,913GBP	626,994

2.50%, 3/22/52	713,570GBP	1,314,591

6.21%, 7/17/24	320,000GBP	1,777,982

7.23%, 4/16/20	250,000GBP	1,506,395

TOTAL GOVERNMENT		$95,681,020

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $88,947,621)		$96,503,309

FOREIGN GOVERNMENT SECURITIES – 1.6%

GOVERNMENT – 1.6%

Australia Government Bond,
5.50%, 4/20/23	200,000	249,953

Bundesrepublik Deutschland,
1.50%, 2/15/23	430,000	582,337

Mexican Bonos,
8.50%, 12/13/18	15,154,200	1,517,476

Mexican Bonos de Proteccion al Ahorro,

4.32%, 1/30/20	3,900,000	318,895

4.49%, 1/04/18	15,500,000	1,270,772

South Africa Government Bond,
Series R207, Sr. Unsecured, 7.25%, 1/15/20	23,700,000	2,832,693

Xunta de Galicia,
Sr. Unsub. Notes,

5.76%, 4/03/17	100,000	140,342

6.13%, 4/03/18	100,000	142,754

TOTAL GOVERNMENT		$7,055,222

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,673,679)		$7,055,222

MORTGAGE-BACKED SECURITIES – 0.1%

WHOLE LOAN – 0.1%

WAMU Mortgage Pass-Through Certificates,

2.38%, 11/25/36Δ	463,912	371,738

2.65%, 3/25/37Δ	206,347	198,199

TOTAL WHOLE LOAN		$569,937

TOTAL MORTGAGE-BACKED SECURITIES (COST $490,487)		$569,937

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 11.7%

Description	Par Value	Value

U.S. TREASURY INFLATION INDEXED BONDS – 6.4%

U.S. Treasury Inflation Indexed Bond,

0.13%, 1/15/22	$9,350,000	$10,442,818

0.63%, 7/15/21	2,000,000	2,355,365

0.63%, 2/15/43	3,840,000	4,062,637

0.75%, 2/15/42	1,770,000	1,976,671

2.00%, 1/15/26	918,000	1,410,972

2.13%, 2/15/40	400,000	625,930

2.38%, 1/15/25ø	2,923,000	4,846,322

3.38%, 4/15/32	274,000	587,587

3.88%, 4/15/29	1,000,000	2,331,271

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$28,639,573

U.S. TREASURY INFLATION INDEXED NOTES – 5.3%

U.S. Treasury Inflation Indexed Note,

0.13%, 4/15/17	2,200,000	2,394,599

0.13%, 7/15/22	4,700,000	5,181,345

0.13%, 1/15/23	2,700,000	2,932,971

1.25%, 4/15/14	40,000	44,761

1.25%, 7/15/20	1,700,000	2,150,042

1.63%, 1/15/15	400,000	510,941

1.63%, 1/15/18	1,900,000	2,425,008

1.88%, 7/15/13	2,478,000	3,147,572

1.88%, 7/15/15	900,000	1,160,946

2.00%, 7/15/14	768,000	986,627

2.00%, 1/15/16	8,000	10,271

2.13%, 1/15/19	2,010,000	2,625,896

2.38%, 1/15/17	200,000	264,715

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$23,835,694

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $52,154,553)		$52,475,267

U.S. TREASURY – 0.6%

U.S. TREASURY BILLS – 0.2%

0.07%, 10/03/13	11,000	10,997

0.09%, 2/06/14	969,000	968,319

0.13%, 1/09/14‡,ø	109,000	108,935

TOTAL U.S. TREASURY BILLS		$1,088,251

U.S. TREASURY NOTES – 0.4%

2.00%, 2/15/22	950,000	990,575

2.00%, 2/15/23#	570,000	586,874

TOTAL U.S. TREASURY NOTES		$1,577,449

TOTAL U.S. TREASURY (COST $2,615,540)		$2,665,700

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $163,115,333)		$171,749,458

ANNUAL REPORT / April 30, 2013

60    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value
REAL ESTATE RELATED SECURITIES – 44.7%

COMMON STOCKS – 12.0%

DEPARTMENT STORES – 0.4%

Lifestyle International Holdings Ltd.	835,400	$1,845,165

DIVERSIFIED REAL ESTATE ACTIVITIES – 6.7%

CapitaLand Ltd.	856,616	2,601,074

City Developments Ltd.	205,000	1,874,077

Daito Trust Construction Co. Ltd.	5,601	542,375

Daiwa House Industry Co. Ltd.	130,700	2,952,264

Hang Lung Group Ltd.	16,900	99,525

Hang Lung Properties Ltd.	510,999	1,988,643

Kerry Properties Ltd.	475,500	2,150,738

Mitsubishi Estate Co. Ltd.	191,510	6,217,666

Mitsui Fudosan Co. Ltd.	175,489	5,958,543

PSP Swiss Property AG	2,925	274,474

Sumitomo Realty & Development Co. Ltd.	42,200	1,991,280

Sun Hung Kai Properties Ltd.	136,267	1,970,214

Swire Properties Ltd.	147,000	524,719

Wharf Holdings Ltd.	76,000	678,209

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$29,823,801

HOTELS, RESORTS, & CRUISE LINES – 0.9%

Melia Hotels International SA	134,500	996,355

Shangri-La Asia Ltd.	632,416	1,222,430

Starwood Hotels & Resorts Worldwide, Inc.	25,800	1,664,616

TOTAL HOTELS, RESORTS, & CRUISE LINES		$3,883,401

REAL ESTATE DEVELOPMENT – 1.4%

Cheung Kong Holdings Ltd.	96,634	1,454,463

China Overseas Land & Investment Ltd.	683,500	2,087,453

China Resources Land Ltd.	268,000	811,582

Guangzhou R&F Properties Co. Ltd.	470,000	850,344

Keppel Land Ltd.	37,000	121,962

Sino Land Co. Ltd.	379,982	624,804

Wing Tai Holdings Ltd.	195,975	346,858

TOTAL REAL ESTATE DEVELOPMENT		$6,297,466

REAL ESTATE OPERATING COMPANIES – 2.6%

Aeon Mall Co. Ltd.	67,000	2,154,639

Castellum AB	104,618	1,565,788

Central Pattana PCL	416,000	1,417,377

Central Pattana PCL	58,000	197,615

Global Logistic Properties Ltd.	431,300	966,459

GSW Immobilien AG	3,502	140,526

Hongkong Land Holdings Ltd.	395,881	2,874,096

Hufvudstaden AB	10,024	131,002

Hysan Development Co. Ltd.	445,617	2,207,944

Description	Number of Shares	Value

Safestore Holdings PLC	62,600	$133,218

Sonae Sierra Brasil SA	4,200	57,959

TOTAL REAL ESTATE OPERATING COMPANIES		$11,846,623

TOTAL COMMON STOCKS (COST $37,992,876)		$53,696,456

EXCHANGE-TRADED FUNDS – 8.0%

EQUITY FUNDS – 8.0%

SPDR Dow Jones International Real Estate ETF	451,400	20,814,054

Vanguard REIT ETF	201,300	15,153,864

TOTAL EQUITY FUNDS		$35,967,918

TOTAL EXCHANGE-TRADED FUNDS (COST $29,957,691)		$35,967,918

REAL ESTATE INVESTMENT TRUSTS – 24.7%

DIVERSIFIED – 3.0%

British Land Co. PLC	22,708	209,701

Dexus Property Group	738,514	884,287

Duke Realty Corp.	30,300	534,492

Fonciere Des Regions	2,546	202,519

GPT Group	360,799	1,533,564

ICADE	23,226	2,141,125

Kenedix Realty Investment Corp.	47	220,572

Land Securities Group PLC	156,761	2,127,013

Liberty Property Trust	20,000	859,800

Mercialys SA	2,720	60,699

Mirvac Group	336,375	617,234

Segro PLC	34,100	141,110

Shaftesbury PLC	61,233	577,831

Stockland	462,360	1,855,000

United Urban Investment Corp.	218	358,917

Vornado Realty Trust	9,897	866,581

Weyerhaeuser Co.	10,300	314,253

TOTAL DIVERSIFIED		$13,504,698

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.6%

Eurocommercial Properties NV	4,627	189,021

LEG Immobilien AG	6,200	341,301

Lexington Realty Trust	20,600	263,886

Mapletree Greater China Commercial Trust	392,000	354,859

Plum Creek Timber Co., Inc.	22,800	1,175,112

Tokyo Tatemono Co. Ltd.	46,600	430,698

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$2,754,877

FINANCIALS – 0.3%

American Tower Corp.	2,400	201,576

Goodman Group	138,862	750,022

Investa Office Fund	79,400	269,990

TOTAL FINANCIALS		$1,221,588

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    61

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

INDUSTRIALS – 1.2%

Ascendas Real Estate Investment Trust	88,000	$196,476

Prologis, Inc.	126,621	5,311,751

TOTAL INDUSTRIALS		$5,508,227

OFFICE – 4.1%

Alexandria Real Estate Equities, Inc.	24,800	1,804,696

BioMed Realty Trust, Inc.	15,100	339,901

Boston Properties, Inc.	35,200	3,851,936

Brandywine Realty Trust	8,800	131,384

CapitaCommercial Trust	543,000	753,861

CommonWealth REIT	8,400	187,572

Derwent London PLC	63,158	2,265,279

Douglas Emmett, Inc.	56,100	1,468,137

Great Portland Estates PLC	243,414	2,011,529

Highwoods Properties, Inc.	9,900	406,197

Japan Real Estate Investment Corp.	81	1,085,152

Kilroy Realty Corp.	40,500	2,291,895

Nippon Building Fund, Inc.	38	546,505

SL Green Realty Corp.	13,400	1,215,380

Societe Immobiliere de Location pour l’industrie et le Commerce	1,630	191,930

TOTAL OFFICE		$18,551,354

RESIDENTIAL – 3.3%

Advance Residence Investment Corp.	58	138,686

American Campus Communities, Inc.	41,400	1,848,096

AvalonBay Communities, Inc.	6,129	815,402

Boardwalk Real Estate Investment Trust	5,600	366,144

BRE Properties, Inc.	30,200	1,524,496

Campus Crest Communities, Inc.	9,100	124,306

Equity Residential	77,000	4,470,620

Essex Property Trust, Inc.	18,800	2,952,540

Nippon Accommodations Fund, Inc.	25	193,620

Post Properties, Inc.	13,400	662,362

UDR, Inc.	62,219	1,529,343

TOTAL RESIDENTIAL		$14,625,615

RETAIL – 8.2%

Calloway Real Estate Investment Trust	4,200	125,944

CapitaMall Trust	277,542	522,771

CBL & Associates Properties, Inc.	4,800	115,872

CFS Retail Property Trust Group	305,000	695,625

DDR Corp.	76,010	1,394,023

Federal Realty Investment Trust	17,300	2,024,273

Federation Centres	205,300	553,369

Frasers Centrepoint Trust	36,000	65,763

General Growth Properties, Inc.	60,474	1,373,969

Hammerson PLC	228,985	1,847,830

Japan Retail Fund Investment Corp.	335	793,814

Description	Number of Shares	Value

Kimco Realty Corp.	42,100	$1,001,138

Klepierre	33,732	1,430,432

Link REIT	190,300	1,077,774

Macerich Co.	33,984	2,380,579

Ramco-Gershenson Properties Trust	7,800	136,266

RioCan Real Estate Investment Trust	103,321	3,026,456

Simon Property Group, Inc.	45,569	8,114,472

Tanger Factory Outlet Centers	5,310	197,107

Taubman Centers, Inc.	38,100	3,257,931

Unibail-Rodamco SE	13,274	3,470,018

Westfield Group	116,402	1,405,850

Westfield Retail Trust	420,863	1,439,817

TOTAL RETAIL		$36,451,093

SPECIALIZED – 3.9%

HCP, Inc.	22,300	1,188,590

Health Care REIT, Inc.	55,300	4,145,841

Healthcare Trust of America, Inc.	7,900	98,592

Host Hotels & Resorts, Inc.	238,514	4,357,651

LaSalle Hotel Properties	29,100	754,563

Pebblebrook Hotel Trust	9,800	266,168

Public Storage	15,000	2,475,000

Sunstone Hotel Investors, Inc.*	19,700	244,477

Ventas, Inc.	48,284	3,844,855

TOTAL SPECIALIZED		$17,375,737

SPECIALTY RETAIL – 0.1%

Senior Housing Properties Trust	14,200	403,706

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $82,510,513)		$110,396,895

TOTAL REAL ESTATE RELATED SECURITIES (COST $150,461,080)		$200,061,269

COMMODITY RELATED SECURITIES – 11.6%

EXCHANGE-TRADED FUND – 4.1%

COMMODITY FUND – 4.1%

PowerShares DB Commodity Index Tracking Fund*	699,500	18,375,865

TOTAL EXCHANGE-TRADED FUND (COST $18,704,368)		$18,375,865

INVESTMENT COMPANIES – 6.2%

COMMODITY FUNDS – 6.2%

Credit Suisse Commodity Return Strategy Fund	1,724,196	13,276,311

PIMCO CommoditiesPLUS Strategy Fund	1,350,445	14,382,242

TOTAL COMMODITY FUNDS		$27,658,553

TOTAL INVESTMENT COMPANIES (COST $27,576,944)		$27,658,553

STRUCTURED NOTE – 1.3%

ANNUAL REPORT / April 30, 2013

62    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value
FINANCIALS – 1.3%
Deutsche Bank AG, London Branch, Structured Note Linked to Dow Jones-UBS Commodity Index, 0.07%, 06/20/2013‡	6,000,000	$5,925,000

TOTAL STRUCTURED NOTE (COST $6,000,000)		$5,925,000

TOTAL COMMODITY RELATED SECURITIES (COST $52,281,312)		$51,959,418

Description	Contracts	Value
PURCHASED OPTIONS – 0.0%**
CALL OPTIONS – 0.0%**
U.S. Dollar vs. Japanese Yen, Strike Price 0.99%, Expiring	700,000	$15,257
U.S. Dollar vs. Japanese Yen, Strike Price 0.99%, Expiring	600,000	13,077

TOTAL CALL OPTIONS		$28,334
PUT OPTIONS – 0.0%**
U.S. 30Y Futures, Strike Price 3.88%, Expiring 4/14/2014	600,000	5,565

TOTAL PURCHASED OPTIONS (COST $52,295)		$33,899

	Number of Shares
SHORT-TERM INVESTMENTS – 4.7%
MONEY MARKET FUNDS – 3.9%
Dreyfus Cash Management Fund, Institutional Shares^	14,872,296	14,872,296
Wilmington Prime Money Market Fund, Institutional Shares, 0.02%^,§	2,650,807	2,650,807

TOTAL MONEY MARKET FUNDS (COST $17,523,103)		$17,523,103

	Par Value
REPURCHASE AGREEMENT – 0.8%
Citigroup Global Markets 0.15%, dated 04/30/13, due 05/01/2013, repurchase price $3,300,014, collateralized by U.S. Treasury Note 0.625%, maturing 05/31/17; total market value of $3,369,561.	$3,300,000	3,300,000

TOTAL REPURCHASE AGREEMENT (COST $3,300,000)		$3,300,000

TOTAL SHORT-TERM INVESTMENT (COST $20,823,103)		$20,823,103

Description	Par Value	Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.1%
REPURCHASE AGREEMENT – 0.1%
RBC Capital Markets LLC, 0.14%, dated 04/30/13, due 05/01/13, repurchase price $601,404, collateralized by U.S. Treasury Securities 0.13% to 3.88%, maturing 07/15/13 to 02/15/43; total market value of $613,432.	$601,402	$601,402

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $601,402)		$601,402
TOTAL INVESTMENTS IN SECURITIES BEFORE WRITTEN OPTIONS – 99.5% (COST $387,334,525)		$445,228,549

	Contracts	Value
WRITTEN OPTIONS – 0.0%**
CALL OPTIONS – 0.0%**
INF FLOOR USD, Strike Price 216.69%, Expiring 4/07/2020	(260)	(4,224)
U.S. 10Y Futures, Strike Price 1.80%, Expiring 7/29/2013	(20)	(1,174)
U.S. 10Y Futures, Strike Price 1.80%, Expiring 7/29/2013	(40)	(2,349)
U.S. 10Y Futures, Strike Price 1.80%, Expiring 7/29/2013	(70)	(4,111)
U.S. 10Y Futures, Strike Price 1.80%, Expiring 7/29/2013	(80)	(4,698)
U.S. 10Y Futures, Strike Price 1.80%, Expiring 7/29/2013	(90)	(5,285)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(60)	(3,523)
U.S. 3Y Futures, Strike Price 1.60%, Expiring 7/02/2013	(300)	(9,181)
U.S. 5Y Futures, Strike Price 7.50%, Expiring 9/03/2013	(20)	(180)
U.S. 5Y Futures, Strike Price 7.50%, Expiring 9/03/2013	(20)	(180)
U.S. 5Y Futures, Strike Price 7.50%, Expiring 9/13/2013	(130)	(1,170)
U.S. Dollar vs. Japanese Yen, Strike Price 0.10%, Expiring 9/24/2013	(60)	(5,210)
U.S. Dollar vs. Japanese Yen, Strike Price 0.10%, Expiring 9/24/2013	(70)	(6,078)

TOTAL CALL OPTIONS		$(47,363)
PUT OPTIONS – 0.0%**
EURO 2Y Futures, Strike Price 1.15%, Expiring 7/24/2013	(40)	(2)
EURO 2Y Futures, Strike Price 1.15%, Expiring 7/24/2013	(70)	(3)
EURO 2Y Futures, Strike Price 1.15%, Expiring 7/24/2013	(120)	(5)

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    63

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Contracts	Value
EURO 5Y Futures, Strike Price 1.15%, Expiring 6/03/2013	(20)	$—
EURO 5Y Futures, Strike Price 1.15%, Expiring 6/03/2013	(80)	—
EURO 5Y Futures, Strike Price 1.70%, Expiring 7/24/2013	(10)	(2)
EURO 5Y Futures, Strike Price 1.70%, Expiring 7/24/2013	(20)	(4)
EURO 5Y Futures, Strike Price 1.70%, Expiring 7/24/2013	(30)	(6)
EURO 5Y Futures, Strike Price 1.70%, Expiring 7/24/2013	(120)	(24)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(20)	(92)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(40)	(184)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(60)	(275)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(70)	(321)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(80)	(367)
U.S. 10Y Futures, Strike Price 2.65%, Expiring 7/29/2013	(90)	(413)
U.S. 3Y Futures, Strike Price 1.60%, Expiring 7/02/2013	(300)	(4,894)
U.S. 5Y Futures, Strike Price 1.25%, Expiring 9/03/2013	(20)	(298)

Description	Contracts	Value
U.S. 5Y Futures, Strike Price 1.25%, Expiring 9/03/2013	(20)	$(298)
U.S. 5Y Futures, Strike Price 1.25%, Expiring 9/03/2013	(130)	(1,938)
U.S. 5Y Futures, Strike Price 1.40%, Expiring 9/03/2013	(30)	(243)
U.S. 5Y Futures, Strike Price 2.85%, Expiring 4/14/2014	(270)	(2,077)
U.S. Dollar vs. Japanese Yen, Strike Price 0.88%, Expiring	(70)	(2,338)
U.S. Dollar vs. Japanese Yen, Strike Price 0.88%, Expiring	(60)	(2,135)

TOTAL PUT OPTIONS		$(15,919)

TOTAL WRITTEN OPTIONS (PREMIUM RECEIVED $161,326)		$(63,282)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS – 99.5%		445,165,267
OTHER ASSETS LESS LIABILITIES – 0.5%		2,170,651

TOTAL NET ASSETS – 100.0%		$447,335,918

Cost of investments for Federal income tax purposes is $404,611,160. The net unrealized appreciation/(depreciation) of investments was $40,617,389. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $43,150,636 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,533,247.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2013

64    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$387,565	$—	$387,565

Corporate Bonds	—	4,344,687	—	4,344,687

Corporate Notes	—	3,008,351	—	3,008,351

Exchange-Traded Funds	4,739,420	—	—	4,739,420

Foreign Government Inflation-Linked Securities	—	96,503,309	—	96,503,309

Foreign Government Securities	—	7,055,222	—	7,055,222

Mortgage-Backed Securities	—	569,937	—	569,937

U.S. Government Inflation-Linked Securities	—	52,475,267	—	52,475,267

U.S. Treasury	—	2,665,700	—	2,665,700

Real Estate Related Securities

Common Stocks	53,696,456	—	—	53,696,456

Exchange-Traded Funds	35,967,918	—	—	35,967,918

Real Estate Investment Trusts	110,396,895	—	—	110,396,895

Commodity Related Securities

Exchange-Traded Fund	18,375,865	—	—	18,375,865

Investment Companies	27,658,553	—	—	27,658,553

Structured Note	—	5,925,000	—	5,925,000

Purchased Options	—	33,899	—	33,899

Short-Term Investments

Money Market Funds	17,523,103	—	—	17,523,103

Repurchase Agreements	—	3,901,402	—	3,901,402

Total Investments	268,358,210	176,870,339	—	445,228,549

Other Financial Instruments^

Forward Foreign Currency Contracts	—	1,870,423	—	1,870,423

Financial Futures Contracts	—	7,972	—	7,972

Interest Rate Swaps	—	81,107	—	81,107

Total Assets	$268,358,210	$178,829,841	$—	$447,188,051

Liabilities

Other Financial Instruments^

Written Options	—	(63,282)	—	(63,282)

Forward Foreign Currency Contracts	—	(2,487,312)	—	(2,487,312)

Financial Futures Contracts	—	(70,196)	—	(70,196)

Interest Rate Swaps	—	(157,658)	—	(157,658)

Total Liabilities	$—	$(2,778,448)	$—	$(2,778,448)

^

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments. Financial futures contracts, interest rate swaps and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument. Written options are reported at their market value at period end.

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    65

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2013, the Wilmington Multi-Manager Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2013	Brown Brothers Harriman	48,167 Pound Sterling	$74,591	$74,820	$229
5/2/2013	Royal Bank of Scotland	16,116,000 Pound Sterling	24,584,958	25,033,785	448,827
5/2/2013	Banc of America Securities	7,846,000 Euro	10,199,800	10,332,793	132,993
5/2/2013	Barclays Bank International	4,640,000 Pound Sterling	7,059,667	7,207,543	147,876
5/2/2013	Deutsche Bank	820,000 Euro	1,073,761	1,079,899	6,138
5/2/2013	HSBC Securities, Inc.	720,000 Australian Dollar	741,357	746,423	5,066
5/2/2013	Credit Suisse	520,000 Australian Dollar	534,976	539,084	4,108
5/2/2013	BNP Paribas	450,000 Australian Dollar	465,444	466,515	1,071
5/2/2013	Brown Brothers Harriman	12,652 Pound Sterling	19,615	19,654	39
5/3/2013	HSBC Securities, Inc.	870,931 Brazilian Real	435,096	435,147	51
5/3/2013	Banc of America Securities	870,931 Brazilian Real	438,425	435,147	(3,278)
5/3/2013	Brown Brothers Harriman	15,540 Pound Sterling	24,152	24,139	(13)
5/8/2013	Societe General Securities	44,662,077 Japanese Yen	483,767	458,161	(25,606)
5/8/2013	Societe General Securities	2,530,135 Swedish Krona	386,678	390,318	3,640
5/8/2013	Societe General Securities	1,935,470 Euro	2,532,704	2,549,052	16,348
5/8/2013	Societe General Securities	1,624,985 Pound Sterling	2,461,524	2,524,034	62,510
5/8/2013	Societe General Securities	438,973 Euro	560,582	578,137	17,555
5/8/2013	Societe General Securities	334,914 Canadian Dollar	325,354	332,371	7,017
5/8/2013	Societe General Securities	219,699 Euro	285,324	289,348	4,024
5/15/2013	HSBC Securities, Inc.	1,400,000 Swedish Krona	215,667	215,940	273
5/23/2013	Citigroup Global Markets	350,000 New Zealand Dollar	293,701	299,490	5,789
6/4/2013	Citigroup Global Markets	1,010,000 Euro	1,313,535	1,330,430	16,895
6/20/2013	JPMorgan Chase Bank	1,252,000 Canadian Dollar	1,229,422	1,241,228	11,806
6/20/2013	Citigroup Global Markets	840,000 Canadian Dollar	830,075	832,772	2,697
6/20/2013	Morgan Stanley & Co., Inc.	830,000 Canadian Dollar	814,940	822,858	7,918
6/20/2013	WestPac Bank	820,000 Canadian Dollar	800,321	812,945	12,624
6/20/2013	HSBC Securities, Inc.	630,000 Canadian Dollar	619,975	624,579	4,604
6/20/2013	Deutsche Bank	620,000 Canadian Dollar	608,395	614,665	6,270
6/27/2013	Morgan Stanley & Co., Inc.	137,000,000 Mexican Peso	10,954,742	11,228,086	273,344
6/27/2013	Deutsche Bank	1,547,000 Mexican Peso	127,272	126,787	(485)
7/18/2013	Deutsche Bank	126,100,000 Japanese Yen	1,291,259	1,294,105	2,846
CONTRACTS SOLD
5/2/2013	HSBC Securities, Inc.	18,616,000 Pound Sterling	28,254,620	28,917,160	(662,540)
5/2/2013	Banc of America Securities	8,386,000 Euro	10,799,264	11,043,947	(244,683)
5/2/2013	Banc of America Securities	5,572,000 Australian Dollar	5,706,547	5,776,488	(69,941)
5/2/2013	Barclays Bank International	1,663,000 Australian Dollar	1,734,127	1,724,031	10,096
5/2/2013	Royal Bank of Canada	930,000 Pound Sterling	1,406,672	1,444,615	(37,943)
5/2/2013	Deutsche Bank	720,000 Pound Sterling	1,103,819	1,118,412	(14,593)
5/2/2013	WestPac Bank	490,000 Pound Sterling	752,418	761,141	(8,723)
5/2/2013	Deutsche Bank	280,000 Euro	366,699	368,746	(2,047)
5/2/2013	Royal Bank of Scotland	229,000 Australian Dollar	238,570	237,404	1,166
5/2/2013	Brown Brothers Harriman	8,549 Swiss Franc	9,069	9,194	(125)
5/2/2013	Brown Brothers Harriman	2,651 Euro	3,468	3,491	(23)
5/3/2013	HSBC Securities, Inc.	870,931 Brazilian Real	438,425	435,147	3,278
5/3/2013	Banc of America Securities	870,931 Brazilian Real	435,096	435,147	(51)
5/3/2013	Brown Brothers Harriman	1,671 Euro	2,198	2,200	(2)
5/6/2013	Bank of New York	128,773 Euro	169,340	169,595	(255)
5/8/2013	Societe General Securities	71,633,250 Japanese Yen	761,730	734,842	26,888
5/8/2013	UBS Warburg LLC	10,683,690 Euro	14,292,459	14,070,632	221,827

ANNUAL REPORT / April 30, 2013

66    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
5/8/2013	UBS Warburg LLC	8,849,235 Pound Sterling	$13,697,501	$13,745,217	$ (47,716)
5/8/2013	Societe General Securities	7,804,406 Swedish Krona	1,232,002	1,203,969	28,033
5/8/2013	UBS Warburg LLC	1,342,717 Canadian Dollar	1,330,921	1,332,520	(1,599)
5/8/2013	Societe General Securities	675,381 Australian Dollar	691,246	699,717	(8,471)
5/8/2013	Societe General Securities	652,376 Pound Sterling	989,129	1,013,314	(24,185)
5/8/2013	Societe General Securities	650,000 Pound Sterling	995,830	1,009,623	(13,793)
5/8/2013	Societe General Securities	169,773 Pound Sterling	254,565	263,702	(9,137)
5/13/2013	Deutsche Bank	1,490,109 Polish Zloty	484,018	471,108	12,910
5/13/2013	Banc of America Securities	1,154,527 Polish Zloty	360,000	365,012	(5,012)
5/15/2013	Barclays Bank International	30,064,000 Swedish Krona	4,705,072	4,637,167	67,905
5/15/2013	Barclays Bank International	22,310,000 Danish Krone	4,018,100	3,941,574	76,526
5/15/2013	Royal Bank of Canada	380,000 Swedish Krona	58,271	58,612	(341)
5/23/2013	Credit Suisse	2,160,000 New Zealand Dollar	1,815,882	1,848,283	(32,401)
5/23/2013	WestPac Bank	1,135,000 New Zealand Dollar	951,471	971,204	(19,733)
5/23/2013	Deutsche Bank	350,000 New Zealand Dollar	294,967	299,490	(4,523)
6/4/2013	Credit Suisse	29,008,099 Brazilian Real	14,640,942	14,437,131	203,811
6/4/2013	Royal Bank of Scotland	16,116,000 Pound Sterling	24,579,978	25,028,019	(448,041)
6/4/2013	Banc of America Securities	7,846,000 Euro	10,201,950	10,335,198	(133,248)
6/4/2013	Morgan Stanley & Co., Inc.	1,628,930 Brazilian Real	819,093	810,707	8,386
6/5/2013	Goldman Sachs	240,010,917 Chilean Peso	488,522	506,952	(18,430)
6/13/2013	Citigroup Global Markets	5,774,000 Australian Dollar	5,965,986	5,965,610	376
6/20/2013	Royal Bank of Scotland	6,701,000 Canadian Dollar	6,508,321	6,643,343	(135,022)
6/20/2013	Royal Bank of Canada	620,000 Canadian Dollar	608,855	614,665	(5,810)
6/27/2013	HSBC Securities, Inc.	207,744,434 Mexican Peso	16,540,162	17,026,076	(485,914)
6/27/2013	HSBC Securities, Inc.	9,567,414 Mexican Peso	789,000	784,115	4,885
7/18/2013	WestPac Bank	128,600,000 Japanese Yen	1,321,540	1,319,762	1,778
7/30/2013	Banc of America Securities	25,233,706 South African Rand	2,767,005	2,776,633	(9,628)
10/9/2013	Credit Suisse	2,098,798 Turkish Lira	1,136,698	1,150,698	(14,000)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(616,889)

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    67

Wilmington Multi-Manager Real Asset Fund (concluded)

At April 30, 2013, the Wilmington Multi-Manager Real Asset Fund had the following outstanding foreign exchange contracts:

Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2013	Citigroup Global Markets	5,774,000 Australian Dollar	$5,984,751	$5,985,901	$ 1,150
CONTRACTS SOLD
5/1/2013	BNP Paribas	450,000 Australian Dollar	465,480	466,515	(1,035)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FOREIGN EXCHANGE CONTRACTS					$ 115

At April 30, 2013, the Wilmington Multi-Manager Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
SHORT POSITIONS:
EURO-BOBL 10 YR FUT	June 2013	22	$3,648,065	$3,671,737	$(23,672)
EURO-BUND 10YR FUT	June 2013	3	566,473	579,116	(12,643)
LONG 10YR GILT FUT	June 2013	7	1,290,645	1,304,923	(14,278)
U.S. 10YR TREASURY NOTE	June 2013	2	263,371	266,719	(3,348)
U.S. 10YR TREASURY NOTE	June 2013	2	264,998	266,719	(1,721)
U.S. LONG TREASURY BOND	June 2013	33	4,904,347	4,896,375	7,972
U.S. ULTRA TREASURY BOND	June 2013	3	478,497	493,031	(14,534)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(62,224)

At April 30, 2013, the Wilmington Multi-Manager Real Asset Fund had open interest rate swap contracts as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Security#	01/02/15	$10,400,000	8.16%	Brazilian Interbank Deposit	$3,939	$(15,396)	$ 19,335
Morgan Stanley Capital Services, LLC#	01/02/17	10,900,000	8.22	Brazilian Interbank Deposit	(91,112)	(521)	(90,591)
Credit Suisse#	01/02/17	10,100,000	8.94	Brazilian Interbank Deposit	36,845	(18,018)	54,863
HSBC Bank USA, NA#	01/02/17	500,000	8.32	Brazilian Interbank Deposit	(3,200)	431	(3,631)
Deutsche Bank AG#	07/25/16	200,000	2.00	France CPI EX-Tobacco Household	5,826	189	5,637
Banc of America Security#	12/11/18	600,000	3.50	New Zealand OCR	1,442	170	1,272
Goldman Sachs Group, Inc.*	02/12/17	500,000	2.42	US Urban Consumers NSA	(4,291)	—	(4,291)
RBS Securities, Inc.*	07/15/17	2,400,000	2.25	US Urban Consumers NSA	(23,225)	211	(23,436)
Citibank NA*	07/15/17	200,000	2.25	US Urban Consumers NSA	(1,935)	43	(1,978)
Goldman Sachs Group, Inc.*	07/15/22	1,600,000	2.50	US Urban Consumers NSA	1,110	29,488	(28,378)
Citibank NA*	07/15/22	500,000	2.50	US Urban Consumers NSA	347	3,591	(3,244)
Deutsche Bank AG*	07/15/22	400,000	2.50	US Urban Consumers NSA	3,506	5,615	(2,109)
Net Unrealized Appreciation (Depreciation) on Interest Rate Swap Contracts					$(70,748)	$ 5,803	$(76,551)

# Portfolio pays the floating rate and receives the fixed rate.

* Portfolio pays the fixed rate and receives the floating rate.

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

68

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Conservative Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Debt Funds	72.8%

Equity Funds	20.2%

Asset Allocation Fund	5.7%

Money Market Fund	1.5%

Other Assets and Liabilities – Net[1]	(0.2)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

INVESTMENT COMPANIES – 100.2%

ASSET ALLOCATION FUND – 5.7%

Wilmington Multi-Manager Real Asset Fund, Class I§	175,518	$2,739,830

DEBT FUNDS – 72.8%

Dreyfus International Bond Fund, Class I	60,753	1,047,995

Federated Ultrashort Bond Fund, Institutional Shares¤	317,005	2,929,126

MFS Emerging Markets Debt Fund, Class I	151,547	2,450,520

PIMCO Unconstrained Bond Fund, Institutional Shares	180,103	2,087,393

RidgeWorth Seix Floating Rate High Income Fund, Class I	248,251	2,256,604

Wilmington Intermediate-Term Bond Fund, Class I§	2,276,678	24,132,788

TOTAL DEBT FUNDS		$34,904,426

EQUITY FUNDS – 20.2%

Gateway Fund, Class Y	51,357	1,449,303

TIAA-CREF Mid-Cap Value Fund, Retail Shares	29,625	612,655

Wilmington Large-Cap Strategy Fund, Class I§	242,365	3,545,798

Wilmington Mid-Cap Growth Fund, Class I§	34,388	563,962

Wilmington Multi-Manager International Fund, Class I§	434,816	3,174,153

Wilmington Small-Cap Strategy Fund, Class I§	26,932	331,531

TOTAL EQUITY FUNDS		$9,677,402

Description	Number of Shares	Value

MONEY MARKET FUND – 1.5%

Wilmington Prime Money Market Fund, Institutional Class, 0.02%^,§	710,281	$710,281

TOTAL INVESTMENT COMPANIES (COST $44,189,092)		$48,031,939

TOTAL INVESTMENTS – 100.2% (COST $44,189,092)		$48,031,939

OTHER LIABILITIES LESS ASSETS – (0.2%)		(97,914)

TOTAL NET ASSETS – 100.0%		$47,934,025

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    69

Wilmington Strategic Allocation Conservative Fund (concluded)

Cost of investments for Federal income tax purposes is $44,980,882. The net unrealized appreciation/(depreciation) of investments was $3,051,057. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,098,295 and net unrealized depreciation from investments for those securities having an excess of cost over value of $47,238.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$48,031,939	$—	$—	$48,031,939

Total	$48,031,939	$—	$—	$48,031,939

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

70

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Investment Companies:

Equity Funds	53.2%

Debt Funds	20.6%

Asset Allocation Fund	5.4%

Money Market Fund	1.9%

Corporate Bonds	9.1%

Mortgage-Backed Securities	5.2%

U.S. Treasury	3.9%

Collateralized Mortgage Obligations	0.5%

Enhanced Equipment Trust Certificates	0.2%

Cash Equivalents[1]	0.1%

Other Assets and Liabilities – Net[2]	(0.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

INVESTMENT COMPANIES – 81.1%

ASSET ALLOCATION FUND – 5.4%

Wilmington Multi-Manager Real Asset Fund, Class I§	221,091	$3,451,237

DEBT FUNDS – 20.6%

Dreyfus International Bond Fund, Class I	74,343	1,282,422

Federated Ultrashort Bond Fund¤	279,749	2,584,877

MFS Emerging Markets Debt Fund, Class I	207,446	3,354,403

PIMCO Unconstrained Bond Fund, Institutional Shares	213,203	2,471,026

RidgeWorth Seix Floating Rate High Income Fund, Class I	367,583	3,341,333

TOTAL DEBT FUNDS		$13,034,061

EQUITY FUNDS – 53.2%

Gateway Fund, Class Y	87,896	2,480,415

Harbor International Fund, Institutional Shares	49,305	3,235,857

Lazard Emerging Markets Equity Portfolio, Institutional Shares	105,247	2,055,473

LSV Value Equity Fund	282,319	5,019,624

Morgan Stanley Focus Growth Fund, Class I	101,048	4,383,479

Description	Number of Shares	Value

TIAA-CREF Mid-Cap Value Fund, Retail Shares	108,203	$2,237,630

Wilmington Large-Cap Growth Fund, Class I§	211,542	1,827,727

Wilmington Large-Cap Value Fund, Class I§	122,512	1,427,262

Wilmington Mid-Cap Growth Fund, Class I§	188,417	3,090,043

Wilmington Multi-Manager International Fund, Class I§	942,860	6,882,878

Wilmington Small-Cap Growth Fund, Class I§	56,897	1,072,513

TOTAL EQUITY FUNDS		$33,712,901

MONEY MARKET FUND – 1.9%

Wilmington Prime Money Market Fund, Institutional Class, 0.02%^,§	1,223,157	1,223,157

TOTAL INVESTMENT COMPANIES (COST $43,662,498)		$51,421,356

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	$1,979	2,261

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    71

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Series 2012-114, Class VM, 3.50%, 10/25/25	$192,797	214,243

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$216,504

WHOLE LOAN – 0.2%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.92%, 2/25/34Δ	65,299	65,093

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.90%, 11/25/35Δ	48,849	43,204

TOTAL WHOLE LOAN		$108,297

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $331,009)		$324,801

CORPORATE BONDS – 9.1%

AEROSPACE & DEFENSE – 0.1%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	85,000	91,733

AGRICULTURE – 0.3%

Archer-Daniels-Midland Co, Sr. Unsecured, 4.02%, 4/16/43	200,000	199,555

BEVERAGES – 0.3%

Anheuser-Busch Cos. LLC, Company Guaranteed, 5.05%, 10/15/16	130,000	148,434

Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 3.75%, 7/15/42	20,000	19,586

Diageo Capital PLC, Company Guaranteed, 3.88%, 4/29/43	15,000	14,937

Dr Pepper Snapple Group, Inc., Company Guaranteed, 2.00%, 1/15/20	10,000	9,976

TOTAL BEVERAGES		$192,933

CAPITAL MARKETS – 0.3%

BlackRock, Inc., Sr. Unsecured, 3.38%, 6/01/22	38,000	40,786

Goldman Sachs Group, Inc., Sr. Unsecured, 3.30%, 5/03/15	100,000	104,109

Morgan Stanley, Sr. Unsecured, 1.54%, 2/25/16Δ	35,000	35,244

TOTAL CAPITAL MARKETS		$180,139

CHEMICALS – 0.1%

Dow Chemical Co., Sr. Unsecured, 3.00%, 11/15/22	70,000	70,414

COMMERCIAL BANKS – 0.7%

Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	100,000	100,014

KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	100,000	100,221

PNC Funding Corp., Bank Guaranteed, 4.25%, 9/21/15	75,000	81,173

Description	Par Value	Value

SunTrust Capital III, Limited Guarantee, 0.93%, 3/15/28Δ	$152,000	$125,224

Wells Fargo & Co., Series M, Subordinated, 3.45%, 2/13/23	35,000	35,645

TOTAL COMMERCIAL BANKS		$442,277

COMMERCIAL FINANCE – 0.2%

General Electric Capital Corp., Sr. Unsecured, MTN, 2.30%, 4/27/17	130,000	135,497

COMPUTERS – 0.2%

Apple, Inc., Sr. Unsecured, 3.85%, 5/04/43††	35,000	34,796

Hewlett-Packard Co., Sr. Unsecured, 4.75%, 6/02/14	80,000	83,212

TOTAL COMPUTERS		$118,008

CONSUMER FINANCE – 0.5%

American Express Credit Corp., Sr. Unsecured, MTN, 5.13%, 8/25/14	100,000	106,071

Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	100,000	107,119

Capital One Financial Corp., Sr. Unsecured, 2.15%, 3/23/15	130,000	132,768

TOTAL CONSUMER FINANCE		$345,958

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Bank of America Corp., Sr. Unsecured, MTN, 2.00%, 1/11/18	50,000	50,146

Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	200,000	234,478

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39•,Ω	100,000	126,399

JPMorgan Chase & Co., Sr. Unsecured, 3.40%, 6/24/15	100,000	105,338

JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.05%, 1/24/14	100,000	101,245

JPMorgan Chase & Co., Subordinated, 3.38%, 5/01/23	20,000	19,977

TOTAL DIVERSIFIED FINANCIAL SERVICES		$637,583

ELECTRIC – 0.1%

UIL Holdings Corp., Sr. Unsecured, 4.63%, 10/01/20	70,000	75,868

ELECTRONICS – 0.2%

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.25%, 11/20/14	150,000	155,418

ENVIORNMENTAL CONTROL – 0.1%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	60,000	62,995

FOOD – 0.2%

Kroger Co., Company Guaranteed, 3.90%, 10/01/15	100,000	107,303

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co., Sr. Unsecured, 5.30%, 4/01/15	100,000	108,150

ANNUAL REPORT / April 30, 2013

72    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

HEALTH CARE PROVIDERS & SERVICES – 0.0%**

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.75%, 2/15/23	$25,000	$25,239

HOME FURNISHINGS – 0.1%

Whirlpool Corp.,
Notes, MTN, 5.15%, 3/01/43	10,000	10,553

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	65,000	72,419

TOTAL HOME FURNISHINGS		$82,972

HOUSEHOLD PRODUCTS – 0.1%

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	60,000	64,456

INSURANCE – 0.3%

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.40%, 5/15/42	90,000	93,876

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	60,000	66,561

TOTAL INSURANCE		$160,437

INTERNET – 0.1%

Symantec Corp.,
Sr. Unsecured, 2.75%, 6/15/17	90,000	93,397

IRON/STEEL – 0.1%

Cliffs Natural Resources, Inc.,
Sr. Unsecured, 3.95%, 1/15/18	45,000	45,651

MEDIA – 0.6%

Comcast Corp.,
Company Guaranteed, 4.65%, 7/15/42	60,000	66,033

COX Communications, Inc.,
Sr. Unsecured, 4.50%, 6/30/43•,Ω	100,000	100,174

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	127,000	135,670

Viacom, Inc.,
Sr. Unsecured, 2.50%, 12/15/16	60,000	62,788

TOTAL MEDIA		$364,665

METALS & MINING – 0.1%

Rio Tinto Finance USA Ltd.,
Company Guaranteed, 9.00%, 5/01/19	60,000	83,118

MISCELLANEOUS MANUFACTURING – 0.1%

General Electric Co.,
Sr. Unsecured, 4.13%, 10/09/42	35,000	37,237

OIL & GAS – 0.3%

BP Capital Markets PLC,
Company Guaranteed, 2.50%, 11/06/22	50,000	49,924

Marathon Oil Corp.,
Sr. Unsecured, 2.80%, 11/01/22	45,000	45,081

Murphy Oil Corp.,
Sr. Unsecured, 5.13%, 12/01/42	70,000	67,987

Transocean, Inc.,
Company Guaranteed, 6.50%, 11/15/20	45,000	53,452

TOTAL OIL & GAS		$216,444

Description	Par Value	Value

PHARMACEUTICALS – 0.1%

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42•,Ω	$20,000	$21,132

Zoetis, Inc.,
Sr. Unsecured, 4.70%, 2/01/43•,Ω	15,000	15,900

TOTAL PHARMACEUTICALS		$37,032

PIPELINES – 0.1%

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23	35,000	35,696

REAL ESTATE INVESTMENT TRUSTS – 1.8%

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 5.70%, 3/15/17	100,000	116,315

Boston Properties LP,
Sr. Unsecured, 5.88%, 10/15/19	100,000	121,956

CommonWealth REIT,
Sr. Unsecured, 6.65%, 1/15/18	100,000	113,238

Digital Realty Trust LP,
Company Guaranteed, 5.88%, 2/01/20	100,000	117,442

HCP, Inc.,
Sr. Unsecured, 5.38%, 2/01/21	100,000	118,359

Health Care REIT, Inc.,
Sr. Unsecured, 4.70%, 9/15/17	100,000	113,048

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	40,000	40,838

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	90,000	91,916

ProLogis LP,
Company Guaranteed, 6.13%, 12/01/16	60,000	69,406

Simon Property Group LP,
Sr. Unsecured, 5.65%, 2/01/20	100,000	121,732

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20	105,000	106,936

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,131,186

RETAIL – 0.5%

CVS Caremark Corp.,
Sr. Unsecured, 5.75%, 6/01/17	49,000	58,095

Home Depot, Inc.,
Sr. Unsecured, 5.40%, 3/01/16	105,000	118,909

Yum! Brands, Inc.,
Sr. Unsecured, 5.30%, 9/15/19	100,000	117,448

TOTAL RETAIL		$294,452

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	35,000	35,004

SOFTWARE – 0.1%

Oracle Corp.,
Sr. Unsecured, 1.20%, 10/15/17	75,000	75,604

TRANSPORTATION – 0.1%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	29,362

April 30, 2013 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    73

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	$55,000	$56,658

TOTAL TRANSPORTATION		$86,020

TOTAL CORPORATE BONDS (COST $5,524,561)		$5,792,441

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2, Pass-Through Certificates, 7.25%, 11/10/19	70,126	82,442

Delta Air Lines, 2009-1,
Series A, Pass-Through Certificates,
6.82%, 8/10/22	55,046	64,197

TOTAL AIRLINES		$146,639

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $124,932)		$146,639

MORTGAGE-BACKED SECURITIES – 5.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.4%

Pool A15865, 5.50%, 11/01/33	99,629	108,584

Pool A19412, 5.00%, 3/01/34	221,233	239,252

Pool C00478, 8.50%, 9/01/26	3,116	3,622

Pool C03517, 4.50%, 9/01/40	75,592	80,931

Pool C04305, 3.00%, 11/01/42	252,160	262,935

Pool C09020, 3.50%, 11/01/42	270,761	288,103

Pool G05774, 5.00%, 1/01/40	524,217	562,161

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,545,588

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.6%

Pool 533246, 7.50%, 4/01/30	32,249	35,270

Pool 889982, 5.50%, 11/01/38	246,887	268,503

Pool 932752, 5.00%, 4/01/40	90,018	97,372

Pool AA7692, 4.50%, 6/01/39	154,132	166,131

Pool AB3417, 4.00%, 8/01/41	439,099	470,653

Pool AB4089, 3.00%, 12/01/26	223,670	236,460

Pool AJ4050, 4.00%, 10/01/41	211,037	226,796

Pool MA0563, 4.00%, 11/01/30	153,893	165,766

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,666,951

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 354677, 7.50%, 10/15/23	26,390	30,386

Pool 354765, 7.00%, 2/15/24	34,606	39,751

Pool 354827, 7.00%, 5/15/24	34,748	39,915

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$110,052

TOTAL MORTGAGE-BACKED SECURITIES
(COST $3,230,246)		$3,322,591

Description	Par Value	Value

U.S. TREASURY – 3.9%

U.S. TREASURY BONDS – 0.7%

2.75%, 8/15/42	$35,000	$34,046

4.38%, 5/15/40	290,000	378,713

4.75%, 2/15/37	21,000	28,694

TOTAL U.S. TREASURY BONDS		$441,453

U.S. TREASURY INFLATION INDEXED NOTES – 1.0%

1.13%, 1/15/21	480,000	598,776

U.S. TREASURY NOTES – 2.2%

0.63%, 9/30/17	40,000	40,104

0.88%, 1/31/17	150,000	152,412

1.50%, 3/31/19	200,000	207,467

1.63%, 11/15/22	96,000	95,901

2.00%, 11/15/21	100,000	104,583

2.13%, 5/31/15	65,000	67,565

3.50%, 5/15/20	200,000	232,912

4.00%, 2/15/14	40,000	41,227

4.50%, 2/15/16	200,000	223,429

4.50%, 5/15/17	200,000	232,084

TOTAL U.S. TREASURY NOTES		$1,397,684

TOTAL U.S. TREASURY
(COST $2,159,685)		$2,437,913
	Number of Shares

MONEY MARKET FUND – 0.1%

Dreyfus Cash Management Fund,

Institutional Shares, 0.05%^	41,172	41,172

TOTAL MONEY MARKET FUND
(COST $41,172)		$41,172

TOTAL INVESTMENTS – 100.1%
(COST $55,074,103)		$63,486,913

OTHER LIABILITIES LESS ASSETS – (0.1%)		(93,565)

TOTAL NET ASSETS – 100.0%		$63,393,348

ANNUAL REPORT / April 30, 2013

74    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (concluded)

Cost of investments for Federal income tax purposes is $55,880,879. The net unrealized appreciation/(depreciation) of investments was $7,606,034. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,663,408 and net unrealized depreciation from investments for those securities having an excess of cost over value of $57,374.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$51,421,356	$—	$—	$51,421,356

Collateralized Mortgage Obligations	—	324,801	—	324,801

Corporate Bonds	—	5,792,441	—	5,792,441

Enhanced Equipment Trust Certificates	—	146,639	—	146,639

Mortgage-Backed Securities	—	3,322,591	—	3,322,591

U.S. Treasury	—	2,437,913	—	2,437,913

Money Market Fund	41,172	—	—	41,172

Total	$51,462,528	$12,024,385	$—	$63,486,913

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

75

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Aggressive Fund

At April 30, 2013, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Equity Funds	88.6%
Debt Fund	5.1%
Asset Allocation Fund	5.0%
Money Market Fund	1.7%
Other Assets and Liabilities – Net[1]	(0.4)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2013

Description	Number of Shares	Value

INVESTMENT COMPANIES – 100.4%

ASSET ALLOCATION FUND – 5.0%

Wilmington Multi-Manager Real Asset Fund, Class I§	125,870	$ 1,964,829

DEBT FUND – 5.1%

RidgeWorth Seix Floating Rate High Income Fund, Class I	218,751	1,988,445

EQUITY FUNDS – 88.6%

Gateway Fund, Class Y	40,352	1,138,738

Lazard Emerging Markets Equity Portfolio, Institutional Shares	76,649	1,496,958

LSV Value Equity Fund	61,910	1,100,764

Morgan Stanley Focus Growth Fund, Class I	23,820	1,033,333

TIAA-CREF Mid-Cap Value Fund, Retail Shares	138,074	2,855,367

Wilmington Large-Cap Strategy Fund, Class I§	897,089	13,124,405

Wilmington Mid-Cap Growth Fund, Class I§	169,356	2,777,438

Description	Number of Shares	Value

Wilmington Multi-Manager International Fund, Class I§	1,398,685	$10,210,397

Wilmington Small-Cap Strategy Fund, Class I§	69,393	854,224

TOTAL EQUITY FUNDS		$34,591,624

MONEY MARKET FUND – 1.7%

Wilmington Prime Money Market Fund, Institutional Class, 0.02%^,§	643,033	643,033

TOTAL INVESTMENT COMPANIES (COST $28,749,923)		$39,187,931

TOTAL INVESTMENTS – 100.4% (COST $28,749,923)		$39,187,931

OTHER LIABILITIES LESS ASSETS – (0.4%)		(156,912)

TOTAL NET ASSETS – 100.0%		$39,031,019

Cost of investments for Federal income tax purposes is $35,047,798. The net unrealized appreciation/(depreciation) of investments was $4,140,133. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,165,399 and net unrealized depreciation from investments for those securities having an excess of cost over value of $25,266.

ANNUAL REPORT / April 30, 2013

76    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Aggressive Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$39,187,931	$—	$—	$39,187,931

Total	$39,187,931	$—	$—	$39,187,931

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

77

NOTES TO PORTFOLIOS OF INVESTMENTS

Δ	Floating rate note with current rate and stated maturity date shown.
‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.
Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2013, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Multi-Manager International Fund	$2,211,478	0.4%
Rock Maple Alternatives Fund	3,102,623	6.6%
Multi-Manager Real Asset Fund	2,509,597	0.6%
Strategic Allocation Moderate Fund	263,605	0.4%

•

Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2013, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Multi-Manager International Fund
Aditya Birla Nuvo Ltd.	06/16/2010	$26,604	$31,149
Ambuja Cements Ltd.	11/01/2012	64,415	58,886
Axis Bank Ltd.	03/19/2010	70,031	76,520
Axis Bank Ltd.	01/13/2011	29,199	27,724
Axis Bank Ltd.	03/27/2012	43,358	52,677
Container Corp. of India	02/08/2010	29,219	22,978
Container Corp. of India	01/13/2011	38,773	29,246
FPT Corp.	10/13/2010	25,843	15,486
FPT Corp.	01/13/2011	38,488	28,925
HDFC Bank Ltd.	12/20/2010	121,868	161,596
HDFC Bank Ltd.	01/13/2011	54,119	69,680
HDFC Bank Ltd.	03/27/2012	43,653	53,844
Jaiprakash Associates Ltd.	06/21/2010	34,593	16,628
Jaiprakash Associates Ltd.	01/13/2011	36,608	23,754
Jaiprakash Associates Ltd.	11/01/2012	35,223	30,182
Kinh Do Corp.	10/14/2010	60,400	58,590
Larsen & Toubro Ltd.	11/01/2012	36,626	33,704
NTPC Ltd.	10/12/2009	102,375	66,266
NTPC Ltd.	01/13/2011	52,888	36,241
NTPC Ltd.	03/27/2012	63,330	56,204
PetroVietnam Drilling and Well Services JSC	10/11/2012	58,107	61,693
Petrovietnam Fertilizer & Chemicals JSC	03/27/2012	37,753	49,908
Pha Lai Thermal Power JSC	10/13/2010	35,986	57,428
Reliance Industries Ltd. GDR	07/03/2007	303,953	210,858
Reliance Industries Ltd. GDR	01/13/2011	76,929	50,099
Reliance Industries Ltd. GDR	01/20/2012	42,433	39,961
Reliance Industries Ltd. GDR	03/27/2012	82,122	83,990
Reliance Industries Ltd. GDR	04/02/2012	41,493	41,258
Reliance Industries Ltd. GDR	11/01/2012	66,561	64,834
Steel Authority of India Ltd.	04/16/2009	20,302	10,417
Steel Authority of India Ltd.	03/27/2012	44,175	26,992
Sun Pharmaceutical Industries Ltd.	02/08/2010	77,517	211,914
Tata Consultancy Services Ltd.	08/14/2009	62,871	149,473
Tata Steel Ltd.	09/21/2011	45,297	26,703

ANNUAL REPORT / April 30, 2013

78    NOTES TO PORTFOLIOS OF INVESTMENTS

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Unitech Ltd	07/08/2010	$16,170	$5,104
Unitech Ltd	01/13/2011	47,365	18,014
Vingroup JSC	10/13/2010	24,321	36,459
Vingroup JSC	10/14/2010	42,947	62,754
Vingroup JSC	11/01/2012	51,422	53,339
			$2,211,478	0.4%
Rock Maple Alternatives Fund
ADS Waste Holdings, Inc.	11/14/2012	497,563	518,937
Burlington Holdings LLC	04/01/2013	512,500	521,250
Jefferies Finance LLC	04/10/2013	348,925	355,300
Michael Foods Holdings, Inc.	03/13/2013	486,450	497,612
Wind Acquisition Finance SA	02/13/2013	225,213	227,900
Wok Acquisition Corp.	12/06/2012	504,688	523,687
Yonkers Racing Corp.	11/28/2012	456,875	457,937
			$3,102,623	6.6%
Multi-Manager Real Asset Fund
Banco Santander Brazil SA	03/17/2011	500,000	498,917
International Lease Finance Corp.	08/11/2010	100,000	119,438
Metropolitan Life Global Funding I	01/05/2011	1,500,000	1,503,677
Venture CDO Ltd	08/02/2010	358,224	387,565
			$2,509,597	0.6%
Strategic Allocation Moderate Fund
AbbVie, Inc.	11/05/2012	19,793	21,132
Cox Communications, Inc.	04/24/2013	99,875	100,174
FMR LLC	06/28/2010	102,666	126,399
Zoetis, Inc.	01/16/2013	14,890	15,900
			$263,605	0.4%

^	7-Day net yield.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2013, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
Multi-Manager International Fund	$479,519	0.1%
Strategic Allocation Moderate Fund	34,796	0.1%

¤	While the Fund’s position in this security is long, the investment provides short exposure to the market.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

Ö	All or a portion of this security is segregated as collateral in connection with the fund’s short positions and written options carried by the funds. The total value of all securities segregated at April 30, 2013 was:

Fund	Amount	Percentage of Total Net Assets
Rock Maple Alternatives Fund	$13,593,412	28.9%

ø	All or a portion of this security is segregated as collateral in connection with the fund’s futures positions. The total value of all securities segregated at April 30, 2013 was:

Fund	Amount	Percentage of Total Net Assets
Multi-Manager Real Asset Fund	$124,147	0.0%**

*	Non-income producing security.

**	Represents less than 0.05%.

April 30, 2013 / ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS    79

The following acronyms are used throughout this report:

ADR – American Depositary Receipt	LLC – Limited Liability Corporation

CPI – Consumer Price Index	LP – Limited Partnership

EAFE – Europe, Asia, Far East	MSCI – Morgan Stanley Capital International

ETF – Exchange Traded Fund	MTN – Medium Term Note

FHLMC – Federal Home Loan Mortgage Corporation	PCL – Public Company Limited

FNMA – Federal National Mortgage Association	PLC – Public Limited Company

GDR – Global Depositary Receipt	REIT – Real Estate Investment Trust

GNMA – Government National Mortgage Association	SPDR – Standard & Poor’s Depository Receipts

GTD – Guaranteed	TIPS – Treasury Inflation Protected Security

Currency Code	Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South African Rand

ANNUAL REPORT / April 30, 2013

80    STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2013	Wilmington Multi-Manager International Fund		Wilmington Rock Maple Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
ASSETS:
Investments, at identified cost	$466,599,153		$45,587,798		$387,334,525

Investments in securities, at value (Including $6,567,937, $0 and $586,874 of securities on loan, respectively) (Note 2)	522,903,556		48,279,658		445,228,549	(a)

Cash	552,761		4,089,100		990,483
Deposits for securities sold short	—		2,365,087		—
Cash denominated in foreign currencies(b)	1,603,194		61,609		2,037,479
Premiums paid for swap agreements	—		—		39,738
Income receivable	2,609,408		199,953		1,315,826
Receivable for shares sold	170,957		500,000		612,780
Unrealized appreciation on swap agreements	—		—		81,107
Unrealized appreciation on foreign exchange contracts	212		2,577		1,870,423
Receivable for investments sold	463,221		1,661,434		9,422,204
Other assets	9,125		5,314		8,028

TOTAL ASSETS	528,312,434		57,164,732		461,606,617

LIABILITIES:
Options written, at value	—		99,804	(c)	63,282	(c)
Deferred capital gains tax payable	334,463		—		193,510
Premiums received for swap agreements	—		—		33,935
Payable for securities sold short	—		7,686,097	(d)	—
Payable for investments purchased	873,097		2,099,609		8,765,496
Collateral for securities on loan	6,811,853		—		601,402
Due to broker for swap agreements	—		—		1,374,000
Unrealized depreciation on swap agreements	—		—		157,658
Unrealized depreciation on foreign exchange contracts	5,105		74,519		2,487,312
Payable for shares redeemed	138,887		6,912		91,088
Payable to sub-advisors	205,850		30,507		122,074
Payable for Trustees’ fees	452		257		485
Payable for distribution services fee	3,521		477		1,300
Payable for shareholder services fee	50,164		—		—
Other accrued expenses	699,369		109,246		379,157

TOTAL LIABILITIES	9,122,761		10,107,428		14,270,699

NET ASSETS	$519,189,673		$47,057,304		$447,335,918

NET ASSETS CONSIST OF:
Paid-in capital	$833,282,035		$45,015,376		$506,266,223
Undistributed (distributions in excess of) net investment income	2,491,830		55,303		(265,630)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(372,895,749)		(25,327)		(115,950,007)
Net unrealized appreciation (depreciation) of investments and foreign currencies	56,311,557		2,011,952		57,285,332

TOTAL NET ASSETS	$519,189,673		$47,057,304		$447,335,918

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$6,300,646		$2,397,176		$6,337,000

Shares outstanding (unlimited shares authorized)	867,128		226,538		407,507

Net Asset Value per share	$7.27		$10.58		$15.55

Offering price per share*	$7.69	**	$11.20	**	$16.46	**

Class I
Net Assets	$512,889,027		$44,660,128		$440,998,918

Shares outstanding (unlimited shares authorized)	70,227,248		4,228,766		28,246,460

Net Asset Value per share	$7.30		$10.56		$15.61

(a)	Includes $2,650,807 of investments in affiliated issuers.
(b)	Cost of cash denominated in foreign currencies was $1,593,271, $60,819 and $1,993,669, respectively.
(c)	Premiums received for options written was $88,244 and $161,326, respectively.
(d)	Proceeds received for securities sold short was $7,091,030.

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)     81

April 30, 2013	Wilmington Strategic Allocation Conservative Fund		Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
ASSETS:
Investments, at identified cost	$44,189,092		$55,074,103		$28,749,923

Investments in securities, at value	48,031,939	(a)	63,486,913	(a)	39,187,931	(a)

Income receivable	62,218		106,976		6,729
Receivable for shares sold	—		10,725		95
Receivable for investments sold	—		157,237		—
Other assets	5,865		6,650		5,166

TOTAL ASSETS	48,100,022		63,768,501		39,199,921

LIABILITIES:
Payable for investments purchased	40,232		200,338		10
Payable for shares redeemed	72,466		13,445		110,446
Payable for Trustees’ fees	442		541		534
Payable for distribution services fee	1,249		24,679		1,068
Other accrued expenses	51,608		136,150		56,844

TOTAL LIABILITIES	165,997		375,153		168,902

NET ASSETS	$47,934,025		$63,393,348		$39,031,019

NET ASSETS CONSIST OF:
Paid-in capital	$45,480,411		$69,484,827		$43,354,505
Undistributed (distributions in excess of) net investment income	279,493		84,765		48,599
Accumulated net realized gain (loss) on investments	(1,668,726)		(14,589,054)		(14,810,093)
Net unrealized appreciation (depreciation) of investments	3,842,847		8,412,810		10,438,008

TOTAL NET ASSETS	$47,934,025		$63,393,348		$39,031,019

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$6,016,119		$60,640,298		$3,204,676

Shares outstanding (unlimited shares authorized)	545,619		6,151,712		313,845

Net Asset Value per share	$11.03		$9.86		$10.21

Offering price per share*	$11.67	**	$10.43	**	$10.80	**

Class I
Net Assets	$41,917,906		$2,753,050		$35,826,343

Shares outstanding (unlimited shares authorized)	3,794,026		279,647		3,499,460

Net Asset Value per share	$11.05		$9.84		$10.24

(a)	Includes $35,198,343, $18,974,817 and $29,574,326 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

82    STATEMENTS OF OPERATIONS

Year Ended April 30, 2013	Wilmington Multi-Manager International Fund		Wilmington Rock Maple Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
INVESTMENT INCOME:
Dividends	$12,354,420	(a)(b)	$585,708	(a)	$4,245,050	(a)(b)
Interest	—		492,551	(a)	4,955,678	(a)
Securities lending income	144,469		—		3,791

TOTAL INVESTMENT INCOME	12,498,889		1,078,259		9,204,519

EXPENSES:
Investment advisory fee	4,433,243		812,338		3,167,916
Administrative personnel and services fee	101,297		8,377		87,734
Portfolio accounting, administration and custodian fees	724,495		63,814		375,731
Transfer and dividend disbursing agent fees and expenses	140,674		3,228		159,130
Trustees’ fees	28,856		28,247		27,177
Professional fees	144,188		78,492		100,299
Distribution services fee—Class A	15,511		2,641		15,455
Shareholder services fee—Class A	15,511		2,641		15,455
Shareholder services fee— Class I	1,090,186		88,858		941,106
Share registration costs	34,002		25,821		43,982
Printing and postage	41,189		11,430		41,663
Dividend expense on securities sold short	—		166,200		—
Prime broker interest expense	—		80,150		—
Interest expense on reverse repurchase agreements	—		—		4,675
Miscellaneous	40,952		10,370		40,054

TOTAL EXPENSES	6,810,104		1,382,607		5,020,377

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(228,596)		(317,328)		(148,456)
Waiver of distribution services fee—Class A	(183)		—		—
Waiver of shareholder services fee—Class A	(15,511)		(2,641)		(15,455)
Waiver of shareholder services fee—Class I	(587,767)		(88,858)		(941,106)

TOTAL WAIVERS AND REIMBURSEMENTS	(832,057)		(408,827)		(1,105,017)

Net expenses	5,978,047		973,780		3,915,360

Net investment income (loss)	6,520,842		104,479		5,289,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,632,205		541,885		11,981,487
Net realized gain (loss) of foreign currency transactions	(120,408)		65,671		1,379,295
Net realized gain (loss) on futures contracts	(11,960)		—		(251,317)
Net realized gain (loss) on swap agreements	—		—		184,905
Net realized gain (loss) on options written	—		434,046		143,645
Net realized gain (loss) on short sales	—		(653,018)		(1,153)
Net change in unrealized appreciation (depreciation) of investments	39,873,592		1,805,504		21,596,419

Net realized and unrealized gain (loss) on investments	41,373,429		2,194,088		35,033,281

Change in net assets resulting from operations	$47,894,271		$2,298,567		$40,322,440

(a)	Net of foreign withholding taxes withheld of $1,113,389, $3,885 and $217,870, respectively.

(b)	Includes $406 and $541 received from affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)     83

Year Ended April 30, 2013	Wilmington Strategic Allocation Conservative Fund		Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
INVESTMENT INCOME:
Dividends(a)	$1,202,055		$1,010,798		$775,078
Interest	—		368,901		—
Securities lending income	—		21,669		—

TOTAL INVESTMENT INCOME	1,202,055		1,401,368		775,078

EXPENSES:
Investment advisory fee	248,544		319,652		194,396
Administrative personnel and services fee	11,409		14,670		8,920
Portfolio accounting, administration and custodian fees	26,555		25,574		30,874
Transfer and dividend disbursing agent fees and expenses	7,841		104,660		9,604
Trustees’ fees	28,994		28,112		28,986
Professional fees	51,409		56,497		52,081
Distribution services fee—Class A	16,185		152,603		7,531
Shareholder services fee—Class A	16,185		152,603		7,531
Shareholder services fee— Class I	108,087		7,223		89,667
Share registration costs	29,057		17,690		30,214
Printing and postage	5,964		30,028		3,887
Miscellaneous	14,621		13,658		15,767

TOTAL EXPENSES	564,851		922,970		479,458

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(191,467)		(235,533)		(133,678)
Waiver of distribution services fee—Class A	—		(29)		—
Waiver of shareholder services fee—Class A	(16,185)		(152,603)		(7,531)
Waiver of shareholder services fee—Class I	(108,087)		(7,223)		(89,667)

TOTAL WAIVERS AND REIMBURSEMENTS	(315,739)		(395,388)		(230,876)

Net expenses	249,112		527,582		248,582

Net investment income	952,943		873,786		526,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,236,740		1,217,145		739,351
Net realized gain (loss) from affiliated investment companies	1,288,488		969,255		2,357,380
Realized gain distributions received from investment companies	426,208	(b)	451,018	(b)	17,555	(b)
Net change in unrealized appreciation (depreciation) of investments	(972,404)		1,297,464		786,944

Net realized and unrealized gain (loss) on investments	1,979,032		3,934,882		3,901,230

Change in net assets resulting from operations	$2,931,975		$4,808,668		$4,427,726

(a)	Includes $766,629, $145,704 and $564,525 received from affiliated issuers, respectively.
(b)	Includes $412,964, $334,457 and $0 received from affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

84    STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Multi-Manager International Fund			Wilmington Rock Maple Alternatives Fund
	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended April 30, 2013	Year Ended April 30, 2012*
OPERATIONS:
Net investment income (loss)	$6,520,842	$3,173,418	$4,518,207	$104,479	$147,748
Net realized gain (loss) on investments	1,499,837	(10,376,352)	23,982,615	388,584	(104,089)
Net change in unrealized appreciation (depreciation) of investments	39,873,592	(38,808,023)	43,967,692	1,805,504	206,448

Change in net assets resulting from operations	47,894,271	(46,010,957)	72,468,514	2,298,567	250,107

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(111,214)	(1,355)	(5,671)	(4,523)	—
Class I	(7,211,270)	(1,469,295)	(4,170,715)	(199,237)	(71,149)
Distributions from net realized gain on investments
Class A	—	—	—	(8,614)	—
Class I	—	—	—	(223,223)	—

Change in net assets resulting from distributions to shareholders	(7,322,484)	(1,470,650)	(4,176,386)	(435,597)	(71,149)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	142,433	156,622	550,709	2,861,578	121,568
Class I	166,779,699	43,205,337	132,362,115	27,403,985	25,140,242
Proceeds from shares issued in connection with Reorganization (Note 8)	—	131,922,273	—	—	—
Distributions reinvested
Class A	103,845	1,225	5,480	4,638	—
Class I	3,795,059	636,820	1,806,057	253,077	1,524
Cost of shares redeemed
Class A	(1,098,408)	(359,888)	(102,237)	(667,034)	—
Class I	(93,477,137)	(100,077,373)	(77,659,243)	(9,717,858)	(386,344)

Change in net assets resulting from share transactions	76,245,491	75,485,016	56,962,881	20,138,386	24,876,990

Change in net assets	116,817,278	28,003,409	125,255,009	22,001,356	25,055,948
NET ASSETS:
Beginning of period	402,372,395	374,368,986	249,113,977	25,055,948	—

End of period	$519,189,673	$402,372,395	$374,368,986	$47,057,304	$25,055,948

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$2,491,830	$3,137,031	$(225,519)	$55,303	$8,784

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	21,733	22,732	73,980	277,947	11,964
Class I	24,972,503	6,748,787	17,575,569	2,674,880	2,512,086
Shares issued in connection with Reorganization (Note 8)	—	19,336,655	—	—	—
Distributions reinvested
Class A	16,626	189	746	456	—
Class I	602,343	97,298	245,029	24,901	150
Shares redeemed
Class A	(165,710)	(54,447)	(13,770)	(63,829)	—
Class I	(13,970,185)	(15,391,690)	(10,733,877)	(945,109)	(38,142)

Net change resulting from share transactions	11,477,310	10,759,524	7,147,677	1,969,246	2,486,058

(a)	Year end changed from June 30 to April 30.

*	Commencement of investment operations January 12, 2012.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)     85

	Wilmington Multi-Manager Real Asset Fund			Wilmington Strategic Allocation Conservative Fund
	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$5,289,159	$(1,770,999)	$14,208,111	$952,943	$1,016,371	$1,807,659
Net realized gain (loss) on investments	13,436,862	9,789,834	23,990,074	2,951,436	1,952,265	1,414,599
Net change in unrealized appreciation (depreciation) of investments	21,596,419	(873,799)	20,676,164	(972,404)	(2,033,581)	4,673,730

Change in net assets resulting from operations	40,322,440	7,145,036	58,874,349	2,931,975	935,055	7,895,988

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(81,145)	(5,519)	(718,487)	(125,121)	(144,371)	(235,297)
Class I	(5,540,020)	(240,392)	(13,559,782)	(935,470)	(1,054,442)	(1,563,166)

Change in net assets resulting from distributions to shareholders	(5,621,165)	(245,911)	(14,278,269)	(1,060,591)	(1,198,813)	(1,798,463)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,212,737	1,277,305	2,247,464	169,929	89,798	7,194,268
Class I	116,563,420	146,316,832	47,667,501	1,963,989	3,320,115	323,968
Distributions reinvested
Class A	71,152	5,209	680,196	119,486	137,603	221,830
Class I	2,285,729	78,344	4,291,103	865,722	968,602	1,402,127
Cost of shares redeemed
Class A	(2,482,554)	(7,934,816)	(7,842,454)	(1,514,337)	(1,205,703)	(3,342,991)
Class I	(56,703,907)	(61,223,719)	(125,378,229)	(7,844,528)	(13,973,081)	(11,688,226)

Change in net assets resulting from share transactions	60,946,577	78,519,155	(78,334,419)	(6,239,739)	(10,662,666)	(5,889,024)

Change in net assets	95,647,852	85,418,280	(33,738,339)	(4,368,355)	(10,926,424)	208,501
NET ASSETS:
Beginning of period	351,688,066	266,269,786	300,008,125	52,302,380	63,228,804	63,020,303

End of period	$447,335,918	$351,688,066	$266,269,786	$47,934,025	$52,302,380	$63,228,804

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(265,630)	$(3,182,329)	$(5,345,159)	$279,493	$203,414	$313,907

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	82,008	93,062	164,706	15,803	8,568	31,671
Class I	7,894,671	10,525,216	3,501,036	183,347	320,755	695,050
Distributions reinvested
Class A	4,913	381	50,838	11,200	13,640	21,512
Class I	157,201	5,727	319,566	80,984	95,789	135,584
Shares redeemed
Class A	(172,209)	(584,668)	(579,584)	(141,142)	(117,367)	(322,385)
Class I	(3,858,115)	(4,484,128)	(9,233,540)	(729,645)	(1,357,544)	(1,122,201)

Net change resulting from share transactions	4,108,469	5,555,590	(5,776,978)	(579,453)	(1,036,159)	(560,769)

(a)	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

86    STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$873,786	$888,364	$526,496	$377,486	$1,009,987
Net realized gain (loss) on investments	2,637,418	1,004,390	3,114,286	521,974	737,245
Net change in unrealized appreciation (depreciation) of investments	1,297,464	(4,599,886)	786,944	(2,521,934)	10,603,386

Change in net assets resulting from operations	4,808,668	(2,707,132)	4,427,726	(1,622,474)	12,350,618

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(926,451)	(859,662)	(35,195)	(19,654)	(61,960)
Class I	(49,723)	(51,060)	(505,334)	(320,102)	(948,415)
Distributions from net realized gain on investments
Class A	—	(87,547)	—	—	—
Class I	—	(3,953)	—	—	—

Change in net assets resulting from distributions to shareholders	(976,174)	(1,002,222)	(540,529)	(339,756)	(1,010,375)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	2,054,731	2,997,639	209,528	88,736	145,629
Class I	159,948	149,012	2,700,961	5,267,653	7,918,850
Distributions reinvested
Class A	883,415	892,049	34,161	18,277	59,889
Class I	49,723	55,013	162,920	98,282	286,957
Cost of shares redeemed
Class A	(11,243,873)	(10,617,664)	(433,111)	(463,921)	(1,343,528)
Class I	(735,576)	(354,196)	(9,861,513)	(16,104,843)	(12,864,588)

Change in net assets resulting from share transactions	(8,831,632)	(6,878,147)	(7,187,054)	(11,095,816)	(5,796,791)

Change in net assets	(4,999,138)	(10,587,501)	(3,299,857)	(13,058,046)	5,543,452
NET ASSETS:
Beginning of period	68,392,486	78,979,987	42,330,876	55,388,922	49,845,470

End of period	$63,393,348	$68,392,486	$39,031,019	$42,330,876	$55,388,922

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$84,765	$101,652	$48,599	$62,632	$24,902

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	219,213	330,801	22,757	9,921	16,577
Class I	17,508	16,720	284,533	610,813	878,842
Distributions reinvested
Class A	94,779	102,604	3,589	2,186	6,796
Class I	5,344	6,304	17,145	11,700	32,395
Shares redeemed
Class A	(1,209,721)	(1,175,129)	(46,813)	(53,136)	(153,541)
Class I	(79,089)	(40,455)	(1,060,103)	(1,914,753)	(1,495,856)

Net change resulting from share transactions	(951,966)	(759,155)	(778,892)	(1,333,269)	(714,787)

(a)	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS    87

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

CLASS A	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$6.72	$7.63		$5.95	$5.36	$8.50	$11.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.16		0.12	0.06	0.08	0.15
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.57	(1.05)		1.64	0.63	(2.92)	(1.23)

Total Income (Loss) From Operations	0.66	(0.89)		1.76	0.69	(2.84)	(1.08)

Less Distributions From:
Net Investment Income	(0.11)	(0.02)		(0.08)	(0.10)	(0.10)	(0.25)
Net Realized Gains	—	—		—	—	(0.20)	(1.92)
Return of Capital	—	—		—	0.00 (b)	—	—

Total Distributions	(0.11)	(0.02)		(0.08)	(0.10)	(0.30)	(2.17)

Net Asset Value, End of Period	$7.27	$6.72		$7.63	$5.95	$5.36	$8.50

Total Return(c)	10.17%	(11.65)%		29.57%	12.74%	(32.95)%	(10.66)%
Net Assets, End of Period (000’s)	$6,301	$6,682		$571	$83	$80	$118
Ratios to Average Net Assets
Gross Expense	1.78%	1.62	%(d)	1.59%	1.63%	1.72%	1.40%
Net Expenses(e)	1.48%	1.42	%(d)	1.58%	1.62%	1.65%	1.40%
Net Investment Income (Loss)	1.38%	2.77	%(d)	1.61%	0.89%	1.53%	1.46%
Portfolio Turnover Rate	72%	85%		98%	107%	136%	124%

CLASS I	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$6.75	$7.66		$5.97	$5.37	$8.51	$11.76
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.06		0.10	0.07	0.10	0.18
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.57	(0.94)		1.67	0.64	(2.93)	(1.24)

Total Income (Loss) From Operations	0.67	(0.88)		1.77	0.71	(2.83)	(1.06)

Less Distributions From:
Net Investment Income	(0.12)	(0.03)		(0.08)	(0.11)	(0.11)	(0.27)
Net Realized Gains	—	—		—	—	(0.20)	(1.92)
Return of Capital	—	—		—	0.00 (b)	—	—

Total Distributions	(0.12)	(0.03)		(0.08)	(0.11)	(0.31)	(2.19)

Net Asset Value, End of Period	$7.30	$6.75		$7.66	$5.97	$5.37	$8.51

Total Return(c)	10.22%	(11.45)%		29.78%	13.10%	(32.82)%	(10.49)%
Net Assets, End of Period (000’s)	$512,889	$395,690		$373,798	$249,031	$395,536	$1,035,939
Ratios to Average Net Assets
Gross Expense	1.54%	1.42	%(d)	1.43%	1.38%	1.42%	1.16%
Net Expenses(e)	1.35%	1.38	%(d)	1.41%	1.37%	1.40%	1.15%
Net Investment Income (Loss)	1.47%	1.17	%(d)	1.38%	1.03%	1.64%	1.75%
Portfolio Turnover Rate	72%	85%		98%	107%	136%	124%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $.01 per share.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less the one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

88    FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON ROCK MAPLE ALTERNATIVES FUND

CLASS A	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.11		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00	(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.56		0.08

Total Income (Loss) From Operations	0.56		0.11

Less Distributions From:
Net Investment Income	(0.03)		—
Net Realized Gains	(0.06)		—

Total Distributions	(0.09)		—

Net Asset Value, End of Period	$10.58		$10.11

Total Return(c)	5.56%		1.10%
Net Assets, End of Period (000’s)	$2,397		$121
Ratios to Average Net Assets
Gross Expense	3.98%		4.66	%(d)
Net Expenses(e)(f)	2.84%		2.89	%(d)(g)
Net Investment Income (Loss)	0.00	%(h)	0.88	%(d)
Portfolio Turnover Rate	367%		8%

CLASS I	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.08		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.56		0.05

Total Income (Loss) From Operations	0.59		0.11

Less Distributions From:
Net Investment Income	(0.05)		(0.03)
Net Realized Gains	(0.06)		—

Total Distributions	(0.11)		(0.03)

Net Asset Value, End of Period	$10.56		$10.08

Total Return(c)	5.91%		1.10%
Net Assets, End of Period (000’s)	$44,660		$24,935
Ratios to Average Net Assets
Gross Expense	3.77%		4.33	%(d)
Net Expenses(e)(f)	2.65%		2.39	%(d)(g)
Net Investment Income (Loss)	0.29%		2.11	%(d)
Portfolio Turnover Rate	367%		8%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less the one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)

Expense ratio includes dividend and interest expense related to short sales. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the year and the period presented would be:

	Class A	Class I
2013	2.24%	1.98%
2012	2.48%	1.98%

(g)	Ratio of expenses to average net assets was increased by 0.41% to include dividend and interest expenses related to short sales.
(h)	Represents less than 0.005%.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)     89

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

CLASS A	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$14.28	$14.00		$12.10	$11.60	$17.75	$15.34
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	(0.21)		0.63	0.02	0.15	0.63
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.28	0.50		1.91	0.75	(4.89)	2.65

Total Income (Loss) From Operations	1.46	0.29		2.54	0.77	(4.74)	3.28

Less Distributions From:
Net Investment Income	(0.19)	(0.01)		(0.64)	(0.27)	(0.59)	(0.54)
Net Realized Gains	—	—		—	—	(0.82)	(0.33)

Total Distributions	(0.19)	(0.01)		(0.64)	(0.27)	(1.41)	(0.87)

Net Asset Value, End of Period	$15.55	$14.28		$14.00	$12.10	$11.60	$17.75

Total Return(b)	10.33%	2.04%		21.45%	6.57%	(26.78)%	22.00%
Net Assets, End of Period (000’s)	$6,337	$7,038		$13,773	$16,305	$20,073	$32,637
Ratios to Average Net Assets
Gross Expense	1.55%	1.33	%(c)	1.25%	1.20%	1.09%	0.99%
Net Expenses(d)	1.27%	1.28	%(c)	1.25%	1.19%	1.07%	0.90%
Net Investment Income (Loss)	1.13%	(1.86	)%(c)	4.64%	0.13%	1.15%	3.61%
Portfolio Turnover Rate	131%	180%		199%	156%	115%	72%

CLASS I	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$14.33	$14.02		$12.11	$11.61	$17.75	$15.33
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.20	(0.09)		0.65	0.04	0.28	0.60
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.30	0.41		1.94	0.75	(4.99)	2.71

Total Income (Loss) From Operations	1.50	0.32		2.59	0.79	(4.71)	3.31

Less Distributions From:
Net Investment Income	(0.22)	(0.01)		(0.68)	(0.29)	(0.61)	(0.56)
Net Realized Gains	—	—		—	—	(0.82)	(0.33)

Total Distributions	(0.22)	(0.01)		(0.68)	(0.29)	(1.43)	(0.89)

Net Asset Value, End of Period	$15.61	$14.33		$14.02	$12.11	$11.61	$17.75

Total Return(b)	10.58%	2.31%		21.70%	6.76%	(26.59)%	22.27%
Net Assets, End of Period (000’s)	$440,999	$344,650		$252,497	$283,703	$368,263	$782,540
Ratios to Average Net Assets
Gross Expense	1.31%	1.08	%(c)	1.00%	0.95%	0.82%	0.65%
Net Expenses(d)	1.02%	1.02	%(c)	1.00%	0.94%	0.82%	0.65%
Net Investment Income (Loss)	1.39%	(0.74	)%(c)	4.82%	0.33%	2.09%	3.64%
Portfolio Turnover Rate	131%	180%		199%	156%	115%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

90    FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

CLASS A	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30,2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$10.61	$10.60		$9.66	$9.02	$10.54	$10.80
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.17		0.26	0.26	0.28	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.45	0.05		0.95	0.64	(1.41)	(0.13)

Total Income (Loss) From Operations	0.63	0.22		1.21	0.90	(1.13)	0.15

Less Distributions From(b):
Net Investment Income	(0.21)	(0.21)		(0.27)	(0.26)	(0.25)	(0.28)
Net Realized Gains	—	—		—	—	(0.14)	(0.13)

Total Distributions	(0.21)	(0.21)		(0.27)	(0.26)	(0.39)	(0.41)

Net Asset Value, End of Period	$11.03	$10.61		$10.60	$9.66	$9.02	$10.54

Total Return(c)	5.97%	2.15%		12.58%	9.98%	(10.57)%	1.35%
Net Assets, End of Period (000’s)	$6,016	$7,003		$8,003	$9,890	$3,402	$4,777
Ratios to Average Net Assets
Gross Expense(d)	1.35%	0.77	%(e)	0.60%	0.64%	1.56%	1.68%
Net Expenses(d)(f)	0.72%	0.63	%(e)	0.60%	0.64%	0.75%	0.75%
Net Investment Income (Loss)	1.71%	1.95	%(e)	2.54%	2.65%	3.02%	2.61%
Portfolio Turnover Rate	29%	37%		26%	92%	31%	25%

CLASS I	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$10.64	$10.62		$9.67	$9.04	$10.55	$10.81
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.19		0.29	0.29	0.31	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.06		0.95	0.62	(1.41)	(0.14)

Total Income (Loss) From Operations	0.64	0.25		1.24	0.91	(1.10)	0.17

Less Distributions From(b):
Net Investment Income	(0.23)	(0.23)		(0.29)	(0.28)	(0.27)	(0.30)
Net Realized Gains	—	—		—	—	(0.14)	(0.13)

Total Distributions	(0.23)	(0.23)		(0.29)	(0.28)	(0.41)	(0.43)

Net Asset Value, End of Period	$11.05	$10.64		$10.62	$9.67	$9.04	$10.55

Total Return(c)	6.13%	2.44%		12.96%	10.12%	(10.30)%	1.58%
Net Assets, End of Period (000’s)	$41,918	$45,299		$55,226	$53,131	$13,021	$8,058
Ratios to Average Net Assets
Gross Expense(d)	1.10%	0.52	%(e)	0.35%	0.39%	1.30%	1.43%
Net Expenses(d)(f)	0.47%	0.38	%(e)	0.35%	0.39%	0.50%	0.50%
Net Investment Income (Loss)	1.95%	2.20	%(e)	2.81%	2.91%	3.42%	2.83%
Portfolio Turnover Rate	29%	37%		26%	92%	31%	25%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	Annualized for periods less the one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)    91

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND†

CLASS A	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$9.26	$9.70	$8.62		$6.72	$10.07
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.11	0.10		0.04	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(0.42)	1.13		1.87	(2.82)

Total Income (Loss) From Operations	0.74	(0.31)	1.23		1.91	(2.72)

Less Distributions From:
Net Investment Income	(0.14)	(0.12)	(0.12)		(0.01)	(0.10)
Net Realized Gains	—	(0.01)	(0.03)		—	(0.53)

Total Distributions	(0.14)	(0.13)	(0.15)		(0.01)	(0.63)

Net Asset Value, End of Period	$9.86	$9.26	$9.70		$8.62	$6.72

Total Return(b)	8.12%	(3.13)%	14.54%		28.39%	(26.61)%
Net Assets, End of Period (000’s)	$60,640	$65,285	$75,554		$21,822	$21,871
Ratios to Average Net Assets
Gross Expense(c)	1.45%	1.64%	1.51%		1.39%	1.48%
Net Expenses(c)(d)	0.84%	0.79%	0.73%		0.83%	0.86%
Net Investment Income (Loss)	1.36%	1.26%	0.97%		0.46%	1.31%
Portfolio Turnover Rate	32%	41%	55%		10%	42%

CLASS I	2013	2012	2011(e)
Net Asset Value, Beginning of Period	$9.25	$9.70	$8.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(0.43)	1.66

Total Income (Loss) From Operations	0.76	(0.29)	1.76

Less Distributions From:
Net Investment Income	(0.17)	(0.15)	(0.11)
Net Realized Gains	—	(0.01)	(0.03)

Total Distributions	(0.17)	(0.16)	(0.14)

Net Asset Value, End of Period	$9.84	$9.25	$9.70

Total Return(b)	8.29%	(2.87)%	22.07%
Net Assets, End of Period (000’s)	$2,753	$3,108	$3,426
Ratios to Average Net Assets
Gross Expense(c)	1.20%	1.39%	1.44	%(f)
Net Expenses(c)(d)	0.59%	0.51%	0.67	%(f)
Net Investment Income (Loss)	1.59%	1.53%	1.25	%(f)
Portfolio Turnover Rate	32%	41%	55	%(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(f)	Annualized for periods less the one year.
(g)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
†

Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. See Note 8. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for A Shares for periods prior to June 14, 2010.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2013

92    FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

CLASS A	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30,2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$9.20	$9.33		$7.49	$6.81	$10.92	$12.19
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.05		0.14	0.10	0.12	0.17
Net Realized and Unrealized Gain (Loss) on Investments	1.02	(0.13)		1.85	0.68	(3.53)	(0.78)

Total Income (Loss) From Operations	1.12	(0.08)		1.99	0.78	(3.41)	(0.61)

Less Distributions From(b):
Net Investment Income	(0.11)	(0.05)		(0.15)	(0.10)	(0.12)	(0.17)
Net Realized Gains	—	—		—	—	(0.58)	(0.49)

Total Distributions	(0.11)	(0.05)		(0.15)	(0.10)	(0.70)	(0.66)

Net Asset Value, End of Period	$10.21	$9.20		$9.33	$7.49	$6.81	$10.92

Total Return(c)	12.26%	(0.75)%		26.66%	11.41%	(30.79)%	(5.37)%
Net Assets, End of Period (000’s)	$3,205	$3,074		$3,502	$3,788	$3,165	$4,737
Ratios to Average Net Assets
Gross Expense(d)	1.46%	0.88	%(e)	0.67%	0.58%	0.66%	0.61%
Net Expenses(d)(f)	0.87%	0.73	%(e)	0.67%	0.58%	0.65%	0.60%
Net Investment Income (Loss)	1.10%	0.75	%(e)	1.64%	1.23%	1.63%	1.41%
Portfolio Turnover Rate	43%	17%		34%	53%	59%	23%

CLASS I	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$9.22	$9.35		$7.51	$6.82	$10.93	$12.20
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.07		0.17	0.11	0.15	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.02	(0.13)		1.84	0.70	(3.54)	(0.78)

Total Income (Loss) From Operations	1.15	(0.06)		2.01	0.81	(3.39)	(0.58)

Less Distributions From(b):
Net Investment Income	(0.13)	(0.07)		(0.17)	(0.12)	(0.14)	(0.20)
Net Realized Gains	—	—		—	—	(0.58)	(0.49)

Total Distributions	(0.13)	(0.07)		(0.17)	(0.12)	(0.72)	(0.69)

Net Asset Value, End of Period	$10.24	$9.22		$9.35	$7.51	$6.82	$10.93

Total Return(c)	12.62%	(0.62)%		26.91%	11.80%	(30.63)%	(5.14)%
Net Assets, End of Period (000’s)	$35,826	$39,257		$51,887	$46,058	$51,823	$56,985
Ratios to Average Net Assets
Gross Expense(d)	1.21%	0.61	%(e)	0.42%	0.33%	0.41%	0.36%
Net Expenses(d)(f)	0.62%	0.48	%(e)	0.42%	0.33%	0.40%	0.35%
Net Investment Income (Loss)	1.38%	1.02	%(e)	1.89%	1.41%	1.97%	1.67%
Portfolio Turnover Rate	43%	17%		34%	53%	59%	23%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	Annualized for periods less the one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS    93

Wilmington Funds

April 30, 2013

1.	ORGANIZATION

Wilmington Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 17 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Multi-Manager International Fund* (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Rock Maple Alternatives Fund (“Rock Maple Alternatives Fund”)(d)	The Fund’s investment goal is to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.

Wilmington Multi-Manager Real Asset Fund* (“Real Asset Fund”)(d)	The Fund’s investment goal is to achieve long-term preservation of capital with current income.

Wilmington Strategic Allocation Conservative Fund* (“Strategic Allocation Conservative Fund”)(d)	The Fund’s investment goal is to seek a high level of total return consistent with a conservative level of risk relative to other Wilmington Strategic Allocation Funds.

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)(d)	The Fund’s investment goal is to seek a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.

Wilmington Strategic Allocation Aggressive Fund* (“Strategic Allocation Aggressive Fund”)(d)	The Fund’s investment goal is to seek a high level of total return consistent with an aggressive level of risk relative to other Wilmington Strategic Allocation Funds.

(d) Diversified

*

Effective March 9, 2012, the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Conservative Asset Allocation Fund and Wilmington Aggressive Asset Allocation Fund (collectively the “WT Funds”), each a series of WT Mutual Fund, were reorganized into the Trust. For financial reporting purposes, the WT Funds’ financial and performance history prior to the reorganization has been carried forward and is reflected in the Funds’ financial statements and financial highlights. See Note 8 for additional information regarding the reorganization.

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;

•	price information on listed securities, including underlying Exchange Traded Funds (“ETF’s”) and Exchange Traded Notes (“ETN’s”), is taken from the exchange where the security is primarily traded; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

ANNUAL REPORT/ April 30, 2013

94    NOTES TO FINANCIAL STATEMENTS (continued)

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2013, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the Multi-Manager International Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Reverse Repurchase Agreements – Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the security, and agrees to repurchase the security at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

For the year ended April 30, 2013, the Real Asset Fund had reverse repurchase agreement activity as follows:

Days Outstanding	Average Daily Balance*	Daily Weighted Average Interest Rate*	Interest Rate Range
276	$2,720,203	0.23%	0.15%-0.31%

* Average based on the number of days the Fund had reverse repurchase agreement outstanding.

As of April 30, 2013, the Real Asset Fund had no open reverse repurchase agreement.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)     95

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly.

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Short Sales – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Funds.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

ANNUAL REPORT / April 30, 2013

96    NOTES TO FINANCIAL STATEMENTS (continued)

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2013, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
International Fund	$6,567,937	$6,811,853
Real Asset Fund	586,874	601,402

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Rock Maple Alternatives Fund had options written during the year ended April 30, 2013 as follows:

	Number of Contracts	Premiums Received
Outstanding options at April 30, 2012	145	$77,560
Options purchased	—	—
Option closed	(29)	(2,984)
Options written	1,786	1,081,522
Options expired	(1,363)	(823,043)
Options exercised	(389)	(244,811)

Options outstanding at April 30, 2013	150	$88,244

The Real Asset Fund had transactions in options written during the year ended April 30, 2013 as follows:

	Number of Contracts	Premiums Received
Options outstanding at April 30, 2012	2,240	$189,785
Options purchased	—	—
Options closed	(683)	(41,136)
Options written	7,020	240,384
Options expired	(3,915)	(161,415)
Options exercised	(1,672)	(66,292)

Options outstanding at April 30, 2013	2,990	$161,326

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    97

inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit

ANNUAL REPORT / April 30, 2013

98    NOTES TO FINANCIAL STATEMENTS (continued)

indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

As of April 30, 2013, none of the Funds had any open credit default swap agreements.

The Following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2013.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities, at value.	Options written, at value.

	Net unrealized appreciation on swap agreements.	Net unrealized depreciation on swap agreements.

Foreign exchange contracts	Investments in securities, at value.	Net unrealized depreciation on forward foreign currency exchange contracts.
Net unrealized appreciation on forward foreign
	currency exchange contracts.	Options written, at value.

Equity contracts	Investments in securities, at value.	Options written, at value.

		Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$212	$—	$212	$—	$—
Rock Maple Alternatives Fund	12,136	9,559	2,577	—	—
Real Asset Fund	1,993,401	—	1,898,757	94,644	—

		Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$5,105	$—	$5,105	$—	$—
Rock Maple Alternatives Fund	174,323	99,804	74,519	—	—
Real Asset Fund	2,778,448	—	2,503,073	275,375	—

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2013 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on investments, options written and futures contracts Net change in unrealized appreciation (depreciation) on investments

Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on investments

Interest rate contracts	Net realized gain (loss) on investments, swap agreements, options written and futures contracts
Net change in unrealized appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) on investments, foreign currency transactions and options written
Net change in unrealized appreciation (depreciation) on investments

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    99

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$(1,796)	$(11,960)	$10,164	$—	$—
Rock Maple Alternatives Fund	(194,000)	(277,791)	83,791	—	—
Real Asset Fund	91,824	—	47,805	16,880	27,139

	Change in Unrealized Appreciation (Depreciation) on Derivatives
		Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$26,546	$27,676	$(1,130)	$—	$—
Rock Maple Alternatives Fund	8,909	66,351	(57,442)	—	—
Real Asset Fund	(412,264)	—	(304,649)	(95,446)	(12,169)

The Funds’ derivative financial instruments outstanding as of April 30, 2013, as disclosed in the Portfolios of Investments, is indicative of the volume of derivative activity for the Funds.

4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

As of April 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2012, 2011, and 2010, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$(42,273)	$156,441	$(114,168)
Rock Maple Alternatives Fund	—	145,800	(145,800)
Real Asset Fund	(54,223)	3,248,705	(3,194,482)
Strategic Allocation
Conservative Fund	—	183,727	(183,727)
Strategic Allocation Moderate Fund	—	85,501	(85,501)
The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

	2013		2012
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Rock Maple Alternatives Fund	241,997	193,600	71,149	—
Strategic Allocation Moderate Fund	976,174	—	910,770	91,452

Fund		2013 Ordinary Income*	2012 Ordinary Income*	2011 Ordinary Income*
International Fund		$7,322,484	$2,509,709	$4,176,386
Real Asset Fund		5,621,165	245,911	14,278,269
Strategic Allocation Conservative Fund		1,060,591	1,198,813	1,798,463
Strategic Allocation Aggressive Fund		540,529	339,756	1,010,375

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

ANNUAL REPORT / April 30, 2013

100     NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ (Over Distributed) Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards and Deferrals
International Fund	$4,408,839	$—	$4,893	$47,519,668	$(366,025,762)
Rock Maple Alternatives Fund	11,909	676,662	94,079	1,710,035	(450,757)
Real Asset Fund	6,007,834	—	(289,795)	40,008,697	(104,657,041)
Strategic Allocation Conservative Fund	279,493	—	—	3,051,057	(876,936)
Strategic Allocation Moderate Fund	84,765	—	—	7,606,034	(13,782,278)
Strategic Allocation Aggressive Fund	48,599	—	—	4,140,133	(8,512,218)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2013, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

					Short-Term	Long-Term	Total Capital
	Capital Loss Available Through				Post-Effective No Expiration	Post-Effective No Expiration	Loss Carryforwards
Fund	2016	2017	2018	2019
International Fund	$88,749,523	$236,603,604	$28,105,841	$ —	$10,812,793	$1,754,001	$366,025,762
Real Asset Fund	—	—	104,657,041	—	—	—	104,657,041
Strategic Allocation Conservative Fund	—	—	876,936	—	—	—	876,936
Strategic Allocation Moderate Fund	—	11,971,259	1,811,019	—	—	—	13,782,278
Strategic Allocation Aggressive Fund	—	—	883,083	7,629,135	—	—	8,512,218

As a result of the tax-free transfer of assets described in Note 8 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2013:

Fund	Capital Loss Carryforwards Used
Real Asset Fund	$7,333,654
Strategic Allocation Conservative Fund	2,568,195
Strategic Allocation Moderate Fund	1,172,622
Strategic Allocation Aggressive Fund	2,709,546

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2013 are as follows:

Fund	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses	Short-Term Post-October/ Late Year Currency Losses
Rock Maple Alternatives Fund	$450,757	$—	$—

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    101

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Rock Maple Alternatives Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. WFMC engages Rock Maple Services, LLC (“Rock Maple”) to assist in the identification and selection of sub-advisors and in the portfolio construction process for the Rock Maple Alternatives Fund. For their services, the Funds pay Rock Maple and each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors have entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates results in a fee that is less than the fee calculation under the sub-advisory agreement.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2013, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
Fund	Class A	Class I
Multi-Manager International Fund	1.49%	1.36%
Rock Maple Fund	2.23%	1.98%
Multi-Manager Real Asset Fund	1.28%	1.03%
Strategic Allocation Conservative Fund*	0.90%	0.65%
Strategic Allocation Moderate Fund	0.84%	0.59%
Strategic Allocation Aggressive Fund*	1.03%	0.78%

* The advisor has voluntarily agreed to waive fees so that the Fund’s expenses are below the contractual expense limitations.

Prior to September 1, 2012 the contractual expense limitations for Rock Maple Fund was 2.48% for Class A and Strategic Allocation Moderate Fund was 1.10% and 0.85% for Class A and Class I, respectively.

Fund	Gross Fees	Fees Waived	Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,212,008	$(173,570)	0.50%
Sub-advisors:
Barings International Investment Limited	228,633	—	0.45%
Goldman Sachs Asset Management, L.P. (terminated 11/13/12)	162,746	(4,825)	0.50%
Hansberger Global Investors, Inc. (terminated 11/13/12)	107,091	—	0.60%
LSV Asset Management	202,557	—	0.49%
Dimensional Fund Advisors LP	261,263	(41,923)	0.45% on the first $50 million;
			0.30% in excess of $50 million
Parametric Portfolio Associates, LLC	818,023	—	0.80% on the first $100 million;
(Emerging Markets Strategy)			0.75% in excess of $100 million
Parametric Portfolio Associates, LLC	122,781	(8,278)	0.275% on the first $50 million;
(Developed Country Index Replication Strategy)			0.20% in excess of $50 million
Northern Cross, LLC (since 11/13/12)	318,141	—	0.55% on the first $1 billion;
			0.50% in excess of $1 billion
Rock Maple Fund
WFMC	365,997	(317,328)	1.00%
Rock Maple Services, LLC	146,399	—	0.40%
Sub-advisors:
Acuity Capital Management, LLC	60,694	—	1.00%
ADAR Investment Management, LLC	48,435	—	1.00%
Calypso Capital Management, LP	46,878	—	1.00%
TIG Advisors, LLC	38,056	—	1.00%
Whitebox Advisors (terminated 11/23/12)	—	—	1.00%
Madison Street Partners, LLC	42,778	—	1.00%
Parametric Risk Advisors	46,598	—	0.90%
Evercore Wealth Management, LLC (terminated 3/1/13)	16,503	—	0.75%

ANNUAL REPORT / April 30, 2013

102    NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Gross Fees	Fees Waived	Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
Real Asset Fund
WFMC	1,916,151	(133,245)	0.50% excluding assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy 0.57% of the first $25 million of assets allocated to the TIPS strategy; 0.54% of the next $25 million; and 0.52% of assets over $50 million
			0.58% of assets allocated to the enhanced cash strategy
WFMC- Enhanced Cash Strategy	9,679	—	For assets allocated to the Enhanced Cash Strategy, an additional fee as follows: 0.08% on the assets allocated to the Enhanced Cash Strategy
Sub-advisors:
Pacific Investment Management Company, LLC	353,628	—	0.29%
E.I.I. Capital Management, Inc.	414,039	(665)	0.65% on the first $100 million;
			0.60% in excess of $100 million
CBRE Clarion Securities, LLC	367,281	(14,546)	0.65% on the first $50 million;
			0.55% on the next $50 million;
			0.45% in excess of $100 million
HSBC Global Asset Management (France)	107,138	—	0.20% on the first $100 million;
			0.15% on the next $400 million;
			0.10% in excess of $500 million
Strategic Allocation Conservative Fund	248,544	(191,467)	0.50%
Strategic Allocation Moderate Fund	319,652	(235,533)	0.50%
Strategic Allocation Aggressive Fund	194,396	(133,678)	0.50%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. Effective October 1, 2012, WFMC replaced WTIA as Co-Administrator for the Funds. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2013, WTIA and WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$5,652
Rock Maple Alternatives Fund	3
Real Asset Fund	118
Strategic Allocation Conservative Fund	491
Strategic Allocation Moderate Fund	121,617
Strategic Allocation Aggressive Fund	463

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    103

For the year ended April 30, 2013, M&T received the amounts listed below from sales charges on the sale of A shares.

Fund	Sales Charges from Class A
International Fund	$1,337
Rock Maple Alternatives Fund	8,144
Real Asset Fund	210
Strategic Allocation Conservative Fund	5,020
Strategic Allocation Moderate Fund	85,076
Strategic Allocation Aggressive Fund	9,584

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2013, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$243,020

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides fund accounting and custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2013 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2012	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2013	Value at 4/30/2013	Dividend Income(a)	Realized Gain/(Loss)(b)
Wilmington Multi-Manager
International Fund
Wilmington Prime Money Market Fund	—	83,143,180	83,143,180	—	$ —	$406	$—

Wilmington Multi-Manager Real
Assets Fund
Wilmington Prime Money Market Fund	1,774,134	76,408,843	75,532,170	2,650,807	2,650,807	541	—

ANNUAL REPORT / April 30, 2013

104    NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Fund Name	Balance of Shares Held 4/30/2012	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2013	Value at 4/30/2013	Dividend Income(a)	Realized Gain/(Loss)(b)
Wilmington Strategic Allocation
Conservative Fund:
Wilmington Prime Money Market Fund	—	2,725,482	2,015,201	710,281	710,281	61	—
Wilmington Mid-Cap Growth Fund	—	34,388	—	34,388	563,962	—	—
Wilmington Large-Cap Strategy Fund	444,836	53,477	255,948	242,365	3,545,798	89,662	870,819
Wilmington Small-Cap Strategy Fund	36,077	442	9,588	26,932	331,531	4,812	37,061
Wilmington Intermediate-Term Bond Fund	2,766,407	92,575	582,303	2,276,678	24,132,788	571,219	443,010
Wilmington Multi-Manager International Fund	515,092	161,949	242,225	434,816	3,174,153	61,988	318,677
Wilmington Multi-Manager Real Asset Fund	186,604	2,674	13,760	175,518	2,739,830	38,887	31,885

TOTAL		3,070,987	3,119,025		35,198,343	766,629	1,701,452

Wilmington Strategic Allocation
Moderate Fund:
Wilmington Prime Money Market Fund	2,351,958	13,079,390	14,208,191	1,223,157	1,223,157	341	—
Wilmington Large-Cap Growth Fund	394,891	—	183,349	211,542	1,827,727	2,200	652,749
Wilmington Large-Cap Value Fund	226,768	—	104,256	122,512	1,427,262	20,569	155,803
Wilmington Mid-Cap Growth Fund	200,777	1,370	13,730	188,417	3,090,043	—	156,483
Wilmington Small-Cap Growth Fund	110,991	—	54,094	56,897	1,072,513	5,452	338,677
Wilmington Multi-Manager International Fund	623,127	319,733	—	942,860	6,882,878	77,870	—
Wilmington Multi-Manager Real Asset Fund	145,148	75,943	—	221,091	3,451,237	39,272	—

TOTAL		13,476,436	14,563,620		18,974,817	145,704	1,303,712

Wilmington Strategic Allocation
Aggressive Fund:
Wilmington Prime Money Market Fund	—	4,367,526	3,724,492	643,033	643,033	47	—
Wilmington Mid-Cap Growth Fund	—	169,356	—	169,356	2,777,438	—	—
Wilmington Large-Cap Strategy Fund	1,530,206	23,702	656,819	897,089	13,124,405	309,953	1,883,923
Wilmington Small-Cap Strategy Fund	84,858	1,144	16,610	69,393	854,224	12,469	73,158
Wilmington Multi-Manager International Fund	1,718,189	368,409	687,913	1,398,685	10,210,397	212,587	306,496
Wilmington Multi-Manager Real Asset Fund	154,862	2,028	31,020	125,870	1,964,829	29,469	93,803

TOTAL		4,932,165	5,116,854		29,574,326	564,525	2,357,380

(a)	Dividend Income may include distributions from net investment income and return of capital paid by the affliated fund to the Fund.

(b)	Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) received by the Fund for sales of the affiliated fund.

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2013 were as follows:

Fund	Comissions
International Fund	$110,095
Rock Maple Alternatives Fund	4,594
Real Asset Fund	12,739
Strategic Allocation Conservative Fund	4,152
Strategic Allocation Aggressive Fund	3,380

April 30, 2013 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    105

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2013 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$401,146,316	$313,084,095
Rock Maple Alternatives Fund	127,118,989	118,328,395
Real Asset Fund	230,783,206	187,230,146
Strategic Allocation Conservative Fund	14,038,850	19,982,720
Strategic Allocation Moderate Fund	19,356,252	24,942,692
Strategic Allocation Aggressive Fund	16,351,410	22,713,482

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2013 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Real Asset Fund	$294,458,004	$299,138,078
Strategic Allocation Moderate Fund	509,072	2,241,731

7.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNYM. The termination date of this LOC is March 10, 2014. The Funds did not utilize the LOC for the year ended April 30, 2013.

8.	REORGANIZATION

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) to transfer all of the assets of Wilmington Multi-Manager International Fund (“WT International Fund”), Wilmington Multi-Manager Real Asset Fund (“WT Real Asset Fund”), Wilmington Conservative Asset Allocation Fund (“WT Conservative Asset Allocation Fund”) and Wilmington Aggressive Asset Allocation Fund (“WT Aggressive Asset Allocation Fund”), each a series of WT Mutual Fund (collectively the “WT Funds”), in exchange for shares of the International Fund (“MTB International Fund”), Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund (each an “Acquiring Fund”), respectively. The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the WT Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective WT Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Real Asset Fund, WT Conservative Asset Allocation Fund and WT Aggressive Asset Allocation Fund received an identical number of shares of the corresponding class (Class A Shares and Class I Shares) of the Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund had no operations prior to March 9, 2012. Each WT Fund’s investment objectives, policies and limitations were similar or identical to those of the respective Acquiring Fund. Accordingly, for financial reporting purposes, the operating history of the WT Real Asset Fund, WT Aggressive Asset Allocation Fund and WT Aggressive Asset Allocation Fund prior to the Reorganization is reflected in each respective Acquiring Fund’s financial statements and financial highlights.

In connection with the Reorganization, the MTB International Fund revised its investment strategies so that they were identical to the investment strategies of WT International Fund. Additionally, the portfolio management team, portfolio composition and operating structure of the combined fund more closely resemble that of the WT International Fund. Accordingly, for financial reporting purposes, the WT International Fund’s operating history prior to the Reorganization is reflected in the International Fund’s financial statements and financial highlights. As such, the financial statements and financial highlights are presented as if the WT International Fund acquired the MTB International Fund,

ANNUAL REPORT / April 30, 2013

106    NOTES TO FINANCIAL STATEMENTS (continued)

and reflect the issuance of 951,099 A Shares and 18,385,556 I Shares (formerly A Shares and Institutional Shares) of the WT International Fund, respectively, in exchange for 740,978 A Shares and 14,509,670 I Shares of the MTB International Fund with an aggregate net asset value equal to the aggregate net asset value of such shares in the MTB International Fund immediately prior to the Reorganization. The following additional information is as of the date of the Reorganization:

	MTB International Fund
Accumulated Net Realized Loss on Investments	Net Unrealized Appreciation on Investments	Net Assets	Net Assets of WT International Fund	Net Assets of combined fund
$(61,012,527)	$9,585,986	$131,922,273	$283,001,865	$414,924,138

The financial statements of the International Fund reflect the operations of the WT International Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the International Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on July 1, 2011, the proforma net investment income , net loss on investments and net decrease in net assets from operations for the fiscal period ended April 30, 2012 would have been $5,019,069, $(153,589,156) and $(148,570,086), respectively.

9. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

11.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2013, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Rock Maple Alternatives Fund	74.39%
Real Asset Fund	11.08%
Strategic Allocation Conservative Fund	11.26%
Strategic Allocation Moderate Fund	25.35%
Strategic Allocation Aggressive Fund	69.08%

For the year ended April 30, 2013, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	100.00%
Rock Maple Alternatives Fund	100.00%
Real Asset Fund	28.75%
Strategic Allocation Conservative Fund	18.70%
Strategic Allocation Moderate Fund	42.59%
Strategic Allocation Aggressive Fund	100.00%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2013 / ANNUAL REPORT

    107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Multi-Manager International Fund, Wilmington Rock Maple Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Rock Maple Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund at April 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2013

ANNUAL REPORT / April 30, 2013

108    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA, President of Wilmington Trust Investment Managements (“WTIM”), Director of Wilmington Funds Management Corporation (formerly known as Rodney Square Management Corporation).

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02-6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WTIM. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    109

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Joseph J. Castiglia	Principal Occupations: Private Investor, Consultant and Community Volunteer.
Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.
Robert H. Arnold Birth date: 3/44	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present).
TRUSTEE Began serving: March 2012	Other Directorships Held: First Potomac Realty Trust (real estate investment trust).
William H. Cowie, Jr. Birth date: 1/31	Principal Occupations: Retired.
TRUSTEE Began serving: September 2003	Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).
Previous Positions: Vice Chairman of Signet Banking Corp.
John S. Cramer Birth date: 2/42	Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).
TRUSTEE Began serving: December 2000	Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of ChekMed Corporation (6/03 to present).
Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).
Daniel R. Gernatt, Jr. Birth date: 7/40	Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).
TRUSTEE Began serving: February 1988	Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.
Nicholas A. Giordano Birth date: 3/43	Principal Occupations: Consultant, financial services organizations (1997 to present).
TRUSTEE Began serving: March 2012

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

ANNUAL REPORT / April 30, 2013

110    BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present).

OFFICERS
Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.
Ralph V. Partlow, III 25 South Charles Street, 22nd floor	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present).
Baltimore, MD 21201
Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

April 30, 2013 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS    111

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT / April 30, 2013

112

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2013 / ANNUAL REPORT

113

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2013

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•	Information or data entered into a website will be retained.
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Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2013 / ANNUAL REPORT

WILMINGTON FUNDS

Additional Sub-Advisors to the Wilmington Multi-Manager International Fund
Acadian Asset Management LLC
One Post Office Square
Boston, MA 02109

Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY, United Kingdom

Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

Northern Cross LLC
125 Summer Street, Suite 1410
Boston, MA 02110

Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Additional Sub-Advisors to the Wilmington Rock Maple Alternatives Fund
Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

ADAR Investment Management, LLC
156 West 56th Street, Suite 801
New York, NY 10019

Calypso Capital Management, LP
135 East 57th Street, 20th Floor
New York, NY 10022

Rock Maple Services, LLC
711 Fifth Avenue, 5th Floor
New York, NY 10022

TIG Advisors, LLC
520 Madison Avenue, 26th Floor
New York, NY 10022

Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010

Madison Street Partners, LLC
3200 Cherry Creek South Drive, Suite 360
Denver, CO 80209

Parametric Risk Advisers
274 Riverside Avenue, 1st Floor
Westport, CT 06880

Additional Sub-Advisors to the Wilmington Multi-Manager Real Asset Fund
EII Capital Management, Inc.
640 Fifth Avenue, 8th Floor
New York, NY 10019

CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Pacific Investment Management Company, LLC
("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

HSBC Global Asset Management (France)
Immeuble Ile De France, 4 Place de la Pyramide
Puteaux France, 92800

WT-AR-MMgr-0413

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Nicholas A. Giordano, Joseph J. Castiglia, William H. Cowie, Jr., and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)	The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2013 - $494,400

Fiscal year ended 2012 - $605,900

(b)	Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2013 - $195,325

Fiscal year ended 2012 - $204,390

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $195,325 and $204,390 respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2013 –0%

Fiscal year ended 2012 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2013 - 100%

Fiscal year ended 2012 - 100%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 100% and 100% respectively.

4(d)

Fiscal year ended 2013 - 0%

Fiscal year ended 2012 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively

(f)	Not Applicable

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2013 - $195,325

Fiscal year ended 2012 - $204,390

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy

Richard J. Berthy
(Principal Executive Officer)

Date	6/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy

Richard J. Berthy
(Principal Executive Officer)

Date	6/27/13

By (Signature and Title)*	/s/ Guy Nordahl

Guy Nordahl
(Principal Financial Officer)

Date	7/8/13

*	Print the name and title of each signing officer under his or her signature.